    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON           , 2006

                                                     REGISTRATION NO.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-14

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

- PRE-EFFECTIVE AMENDMENT NO.               - POST-EFFECTIVE AMENDMENT NO.
                        (Check appropriate Box or Boxes)

                             JANUS INVESTMENT FUND
               (Exact Name of Registrant as Specified in Charter)

                151 DETROIT STREET, DENVER, COLORADO 80206-4805
                    (Address of Principal Executive Offices)

                                  303-333-3863
               (Registrant's Telephone No., including Area Code)

 STEPHANIE GRAUERHOLZ-LOFTON -- 151 DETROIT STREET, DENVER, COLORADO 80206-4805
                    (Name and Address of Agent for Service)

                                WITH COPIES TO:

      CAMERON S. AVERY, ESQ.         GEOFFREY R. T. KENYON, ESQ.   LESTER R. WOODWARD, ESQ.
      BELL, BOYD & LLOYD LLC             GOODWIN PROCTOR LLP        DAVIS, GRAHAM & STUBBS
70 WEST MADISON STREET, SUITE 3300         EXCHANGE PLACE         1550 17TH STREET, SUITE 500
      CHICAGO, IL 60602-4207              BOSTON, MA 02109             DENVER, CO 80202

     APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933.

     No filing fee is required because an indefinite number of shares of beneficial interest $.01 par value, of the Registrant have previously been registered pursuant to Section 24(f) of the Investment Company Act of 1940, as amended.

     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a) may determine.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

FOR SHAREHOLDERS OF
JANUS OLYMPUS FUND
                                                                    (JANUS LOGO)

                                                               [August   , 2006]
Dear Shareholder:

     The Board of Trustees for Janus Olympus Fund recently approved a proposal to merge the Fund into Janus Orion Fund. If the merger is approved by a shareholder vote, you will receive shares of Janus Orion Fund equivalent in dollar value to your shares in Janus Olympus Fund at the time of the merger.

     Janus Capital Management LLC's recommendation to merge these funds is based primarily on the funds' similarities. Both pursue companies demonstrating aggressive growth traits and rely on a go-anywhere approach to find them. We believe that merging them will allow you to maintain your exposure to high-growth areas of the market while also enabling you to potentially benefit from Janus Orion Fund's concentrated (nondiversified) investment strategy. Specifically, this strategy should allow Portfolio Manager Ron Sachs to enhance what he feels is an information advantage on individual companies, which is an important factor in balancing the risk and reward potential of each investment.

     The proposed merger also offers a number of other benefits to shareholders, including an equal or potentially lower expense ratio than the current expense ratio, greater efficiency in terms of portfolio management and operations and an impressive track record of performance. It's also noteworthy that the merger is designed to be a tax-free reorganization, so you should not realize a tax gain or loss as a direct result of the merger. Additional details about the proposed merger are described in the enclosed Q&A and Proxy Statement/Prospectus.

     YOUR FUND'S BOARD OF TRUSTEES BELIEVES THE PROPOSED MERGER IS IN THE BEST INTEREST OF SHAREHOLDERS AND HAS RECOMMENDED THAT SHAREHOLDERS VOTE "FOR" THE MERGER.

     You can vote in one of four ways:

     - BY MAIL with the enclosed proxy card,

     - BY INTERNET through the website listed in the proxy voting instructions,

     - BY TELEPHONE using the toll-free number listed in the proxy voting instructions, or

     - IN PERSON at the special shareholder meeting on October 2, 2006.

     Your vote is extremely important, so please read the enclosed Proxy Statement/Prospectus carefully and submit your vote. If you have any questions
about the proposal, please call our proxy solicitor,           , at
1-          .

     Thank you for your consideration of this important proposal. We value you as a shareholder and look forward to continuing our relationship with you.

                                          Sincerely,


                                          /s/ Gary D. Black
                                          Gary D. Black
                                          Chief Executive Officer and
                                          Chief Investment Officer

                               JANUS OLYMPUS FUND
                               151 DETROIT STREET
                             DENVER, COLORADO 80206

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

     Notice is hereby given that the Board of Trustees of Janus Investment Fund (the "Trust"), has called a Special Meeting of Shareholders of Janus Olympus Fund ("Olympus Fund"), a series of the Trust, to be held at the JW Marriott Hotel, 150 Clayton Lane, Denver, Colorado 80206, on October 2, 2006, at 10:00 a.m. Mountain Time (together with any adjournments or postponements thereof, the "Meeting"). At the Meeting, shareholders will be asked to vote to approve an Agreement and Plan of Reorganization (the "Plan") which provides for the merger of Olympus Fund into Janus Orion Fund ("Orion Fund") (the "Merger") and to transact such other business, if any, as may properly come before the Meeting.

     Any shareholder who owned shares of Olympus Fund as of the close of business on July 14, 2006 (the "Record Date") will receive notice of the Meeting and will be entitled to vote at the Meeting and at any adjournments or postponements thereof.

     The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

     In the event that the necessary quorum to transact business or the vote required to approve the Plan is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of shares of Olympus Fund entitled to vote that are present in person or by proxy at the Meeting. If a quorum is not present, the persons named as proxies will vote the proxies (including broker non-votes and abstentions) in favor of adjournment if they determine additional solicitation is warranted and in the interests of Olympus Fund's shareholders.

SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE URGED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD(S) AND RETURN IT IN THE ENCLOSED ADDRESSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR TO TAKE ADVANTAGE OF THE INTERNET OR TELEPHONIC VOTING PROCEDURES DESCRIBED ON THE ENCLOSED PROXY CARD(S). IF YOU WISH TO ATTEND THE MEETING AND VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL STILL BE ABLE TO DO SO.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PLAN.

                                          By Order of the Board of Trustees,

                                          /s/ Kelley Abbott Howes
                                          Kelley Abbott Howes
                                          President and Chief Executive Officer,
                                          Janus Investment Fund

[August xx, 2006]

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and may avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

          1. INDIVIDUAL ACCOUNT: Sign your name exactly as it appears in the registration on the proxy card.

          2. JOINT ACCOUNT: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

          3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION                                        VALID SIGNATURE
------------                                        ---------------
Corporate Account
  (1) ABC Corp.                               ABC Corp.
  (2) ABC Corp.                               John Doe, Treasurer
  (3) ABC Corp. c/o John Doe, Treasurer       John Doe
  (4) ABC Corp. Profit Sharing Plan           John Doe, Trustee
Trust Account
  (1) ABC Trust                               Jane B. Doe, Trustee
  (2) Jane B. Doe, Trustee u/t/d 12/28/78     Jane B. Doe
Custodial or Estate Account
  (1) John B. Smith, Cust. f/b/o              John B. Smith
       John B. Smith, Jr. UGMA
  (2) Estate of John B. Smith                 John B. Smith, Jr., Executor

                           PROXY STATEMENT/PROSPECTUS
                               [          , 2006]

                  RELATING TO THE ACQUISITION OF THE ASSETS OF
                              JANUS OLYMPUS FUND,
                       A SERIES OF JANUS INVESTMENT FUND
                               151 DETROIT STREET
                             DENVER, COLORADO 80206
                                 1-800-525-3713

            BY AND IN EXCHANGE FOR SHARES OF BENEFICIAL INTEREST OF
                               JANUS ORION FUND,
                       A SERIES OF JANUS INVESTMENT FUND
                               151 DETROIT STREET
                             DENVER, COLORADO 80206
                                 1-800-525-3713

INTRODUCTION

     This Proxy Statement/Prospectus is being furnished to shareholders of Janus Olympus Fund in connection with a special meeting of shareholders to be held at the JW Marriott Hotel, 150 Clayton Lane, Denver, Colorado 80206, on October 2, 2006, at 10:00 a.m. Mountain Time (together with any adjournments or postponements thereof, the "Meeting") to consider a proposal to approve an Agreement and Plan of Reorganization with respect to Janus Olympus Fund (the "Plan"). Pursuant to the Plan, all or substantially all of the assets of Janus Olympus Fund ("Olympus Fund") would be transferred to Janus Orion Fund ("Orion Fund," and collectively, the "Funds"), a Fund also managed by Janus Capital Management LLC ("Janus"), in exchange for shares of beneficial interest of Orion Fund and the assumption by Orion Fund of all of the liabilities of Olympus Fund, as described more fully below (the "Merger"). As a result of the proposed Merger, each shareholder of Olympus Fund will receive a number of full and fractional shares of Orion Fund equal in value to their holdings in Olympus Fund as of the closing date of the Merger (the "Valuation Date"). After the Merger is completed, Olympus Fund will be dissolved. The closing of the Merger (the "Closing") is contingent upon shareholder approval of the Plan. A copy of the Plan is attached as Appendix A. The Merger is expected to occur on or about October [20], 2006 ("Closing Date").

     Janus will remain the investment adviser of Orion Fund. Janus is responsible for the day-to-day management of Olympus Fund's and Orion Fund's investment portfolios and furnishes continuous advice and recommendations concerning each Fund's investments. Janus, which as of [xxxxx xx, 2006],
sponsored           mutual funds with approximately $xxx billion in assets under management, is one of the largest mutual fund sponsors in the United States. The proposed Merger will offer shareholders continuity in portfolio management while giving them continued access to Janus' experience and resources in managing mutual funds.

     The Board of Trustees that oversees the Funds is soliciting proxies from shareholders of Olympus Fund for the Meeting. This Proxy Statement/Prospectus, Notice of Special Meeting and the proxy card(s) are first being mailed to
shareholders on or about August   , 2006.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PLAN.

     This Proxy Statement/Prospectus, which you should read carefully and retain for future reference, sets forth concisely the information that you should know before voting on the Plan and thereby investing in Orion Fund as of the Closing. Orion Fund and Olympus Fund are each a series of Janus Investment Fund (the "Trust"), an open-end, registered management investment company organized as a Massachusetts business trust. Olympus Fund is a diversified series of the Trust and Orion Fund is a nondiversified series, within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"). Both Funds have the same investment objective: to seek long-term growth of capital. The Prospectus of Orion Fund dated February 28, 2006, as supplemented, is enclosed and is considered part of this Proxy Statement/Prospectus. For more information about the investment objective, strategies, restrictions and risks of Orion Fund and Olympus Fund, see:

          (i) the Prospectus of Olympus Fund dated February 28, 2006, as supplemented;

          (ii) the Statement of Additional Information of Olympus Fund and Orion Fund dated February 28, 2006, as supplemented;

          (iii) the Annual Report of Olympus Fund and Orion Fund for the fiscal year ended October 31, 2006; and

          (iv) the Semiannual Report for Olympus Fund and Orion Fund for the fiscal period ended April 30, 2006.

     These documents have been filed with the SEC and are incorporated by reference. Olympus Fund's Prospectus, Annual Report, and Semiannual Report have previously been delivered to Olympus Fund shareholders. You can obtain free copies of any of the documents by calling Janus at 1-800-525-3713 or by contacting your financial intermediary.

     No other parts of the Prospectus, Statement of Additional Information, Annual Report, or Semiannual Report are incorporated by reference.

     A Statement of Additional Information dated [xxxxx xx, 2006] relating to the Merger has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference in this Proxy Statement/Prospectus. You can obtain a free copy of that document by calling Janus at 1-800-525-3713 or by contacting your financial intermediary.

     LIKE SHARES OF THE OLYMPUS FUND, SHARES OF THE ORION FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

     Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and files reports, proxy materials, and other information with the SEC. You may review and copy information about the Funds at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                  I.  SYNOPSIS

     This document provides a brief overview of the key features and other matters typically of concern to shareholders considering a proposed merger between mutual funds. These responses are qualified in their entirety by the remainder of this Proxy Statement/Prospectus, which you should read carefully because it contains additional information and further details regarding the proposed Merger. The description of the Merger is qualified by reference to the full text of the Plan, which is attached as Appendix A.

Q.   WHAT IS BEING PROPOSED?

A. The Board of Trustees (the "Trustees") of the Trust recommends that shareholders of Olympus Fund approve a Plan that authorizes the merger of Olympus Fund into Orion Fund. Each Fund is a series of the Trust and is managed by Janus. You are receiving this proxy statement because you have a right to vote on the Merger.

     If approved by shareholders, as of the Closing all Olympus Fund investors will receive shares of Orion Fund equivalent in dollar value to their shares in Olympus Fund at the time of the Merger. Specifically, all of the assets of Olympus Fund will be transferred to Orion Fund solely in exchange for shares of Orion Fund with a value equal to the value of Olympus Fund's assets net of liabilities, and for the assumption by Orion Fund of all liabilities of Olympus Fund. Immediately following the transfer, the shares of Orion Fund received by Olympus Fund will be distributed pro-rata to each Olympus Fund shareholder of record as of the Closing Date (on or about October [20], 2006). Olympus Fund would then be dissolved. The Merger will be conditional upon receipt of an opinion of counsel that the Merger qualifies as a tax-free reorganization.

Q.   WHY IS THE MERGER IN THE BEST INTEREST OF FUND SHAREHOLDERS?

A. The Trustees concluded that the Merger is in the best interest of Olympus Fund shareholders based on the following factors, among others:

     - The Funds have the same investment objectives and strategies and risks that are comparable in many respects, as well as some overlap in portfolio holdings. Both pursue companies demonstrating aggressive growth traits and rely on a go-anywhere approach to find them. Merging the two Funds should therefore allow you to maintain your exposure to high-growth areas of the market while also enabling you to potentially benefit from Orion Fund's concentrated (nondiversified) investment strategy. Specifically, this strategy should allow Portfolio Manager Ron Sachs to enhance what he feels is an information advantage on individual companies, which is an important factor in balancing the risk and reward potential of each investment.

     - It is anticipated that the elimination of some duplicative expenses may result in an expense ratio that is equal to or lower than the current expense ratio of either Fund.

     - There should be greater efficiency, in terms of portfolio management and operations, of managing a single Fund rather than two separate Funds.

     - The proposed Merger is designed to be a tax-free reorganization, so you should not realize a tax gain or loss as a result.

Q.   WHAT IS THE RECOMMENDATION OF THE BOARD OF TRUSTEES?

A. At a meeting held on July 5, 2006, the Board of Trustees determined that the Merger is in the best interests of Olympus Fund and its shareholders. See "Reasons for the Merger" below for further information on the considerations taken by the Trustees regarding the Merger.

     THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE FOR THE PLAN.

Q.   DO THE FUNDS HAVE THE SAME INVESTMENT OBJECTIVE?

A. Yes. Both Funds have the same investment objective of seeking long-term growth of capital and each may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

Q. WHAT ARE THE PRIMARY DIFFERENCES IN INVESTMENT STRATEGIES AND RISKS OF THE FUNDS?

A. The primary differences relate to the number of holdings, exposure to small and mid-sized companies versus large capitalization companies, diversification, and foreign exposure. Orion Fund invests in a smaller number of companies than Olympus Fund, and has historically had more exposure to small to mid-sized companies and foreign markets (including emerging markets) than Olympus Fund:

     - Number of Holdings. Although the Funds have the same investment objective, Orion Fund pursues its objective by normally investing primarily in a core group of 20-30 stocks while Olympus Fund has historically invested in a broader range of stocks.

     - Capitalization.  As of           , 2006, Olympus Fund had      % of its
       assets invested in large companies (companies with capitalization of over
       $10 billion), and      % of its assets invested in small to mid-sized
       companies (companies with capitalization of $1 to $5 billion); Orion Fund
       had   % of its assets invested in large companies and   % of its assets
       invested in smaller to mid-sized companies. Orion Fund's investments in smaller to mid-sized companies may be more volatile and somewhat more speculative than Olympus Fund's investments in larger or more established companies.

     - Diversification. Olympus Fund is classified as "diversified" while Orion Fund is classified as "nondiversified." This means that Orion Fund has the ability to take larger positions in a smaller number of issuers than Olympus Fund. This gives Orion Fund more flexibility to focus its investments in the most attractive companies identified by the portfolio manager, but it may add more risk because the price movement of a single stock may have a greater impact on a Fund's net asset value.

     - Foreign Exposure.  As of           , 2006, Olympus Fund had      % of its
       assets invested in foreign stocks, of which      % were in emerging
       markets, while Orion Fund had      % of its assets invested in foreign
       stocks, of which      % were in emerging markets. Due to its potential
       higher exposure to foreign markets, Orion Fund's returns and net asset value may be affected to a greater extent than Olympus Fund's economic or political events in a given country or countries.

     - Benchmarks. Olympus Fund benchmarks its performance against the Russell 1000(R) Growth Index, while Orion Fund benchmarks against the Russell 3000(R) Growth Index, as this index reflects greater exposure to a broader universe of companies.

     Further information comparing the investment objectives, strategies and restrictions is included below under "Investment Objectives, Strategies and Restrictions."

Q.   HOW DO THE FUNDS COMPARE IN SIZE?

A.   As of June 30, 2006, Orion Fund's net assets were $          and Olympus
     Fund's net assets were $     . The asset size of each Fund fluctuates on a
     daily basis and the asset size of Orion Fund after the Merger may be larger or smaller than the combined assets of the Funds as of June 30.

Q. WILL THE PROPOSED MERGER RESULT IN HIGHER INVESTMENT ADVISORY FEES OR OTHER FUND EXPENSES?

A. No. The investment advisory fees for Olympus Fund and Orion Fund are the same, 0.64% per annum of average net assets. The projected total per share operating expenses of Orion Fund (following completion of the Merger) are expected to be equal to or lower than the current per share operating expenses of Olympus Fund. Pro forma fee, expense, and financial information is included in the Proxy Statement/Prospectus.

Q.   WHAT ARE THE TAX CONSEQUENCES OF THE PROPOSED MERGER?

A. The Merger is expected to be a tax-free transaction for federal income tax purposes and will not take place unless counsel provides an opinion to that effect. Shareholders should not recognize any capital gain or loss as a direct result of the Merger. As a result of the Merger, however, Olympus Fund may lose the benefit of a portion of realized capital losses that might have been used to offset or defer gains on sales of portfolio securities under some circumstances. If you choose to redeem or exchange your shares before or after the Merger, you may realize a taxable gain or loss; therefore, consider consulting a tax adviser before doing so. In addition, you may receive capital gains distributions as a result of the normal operations of Olympus Fund whether or not the Merger occurs.

Q.   WILL THE SHAREHOLDER SERVICES PROVIDED BY JANUS CHANGE?

A. No. Janus manages Olympus Fund and Orion Fund. The custodian, transfer agent and distributor are the same for both Funds. Purchase, redemption and exchange privileges are the same for both Funds. Please consult your financial intermediary for information on any services provided by them to the Funds.

Q. CAN I STILL ADD TO MY EXISTING JANUS OLYMPUS FUND WHEN IT CLOSES TO NEW INVESTORS ON JULY 14TH?

A. Yes. Janus Olympus Fund shareholders as of July 14, 2006 may continue to make subsequent investments until at least the date of shareholder approval (anticipated on October 2, 2006). However, the Fund has been closed to new investors as of July 14, 2006.

Q.   WHAT HAPPENS IF THE MERGER IS NOT APPROVED?

A. Any shares you held in Olympus Fund would remain Olympus Fund shares. Olympus Fund and Orion Fund would each continue to operate separately and the Board of Trustees would determine what further action, if any, to take.

Q. WILL EITHER FUND PAY FOR THE PROXY SOLICITATION AND LEGAL COSTS ASSOCIATED WITH THE PROPOSED MERGER?

A.   No. Janus will bear those costs.

Q.   WHEN WILL THE MERGER TAKE PLACE?

A. If approved, the Merger will occur on or about October [20], 2006, or as soon as reasonably practicable after shareholder approval is obtained. Shortly after completion of the Merger, affected shareholders will receive a confirmation statement reflecting their new account number and number of shares owned.

Q. WHAT IF I WANT TO EXCHANGE MY SHARES INTO ANOTHER JANUS FUND PRIOR TO THE MERGER?

A. You may exchange your shares into other Janus funds before the Closing Date (on or about October [20], 2006) by calling 800-525-3713, visiting www.janus.com or contacting your financial intermediary at any time. If you choose to exchange your Olympus Fund shares for another Janus fund, your request will be treated as a normal exchange of shares and will be a taxable transaction unless your shares are held in a tax-deferred account such as an IRA.

Q.   HOW MANY VOTES AM I ENTITLED TO CAST?

A. You are entitled to one vote for each whole or fractional dollar value of the net asset value of the Olympus Fund shares held in your name on July 14, 2006 (the "Record Date"). Shareholders of record of Olympus Fund at the close of business on the Record Date will receive notice of and be asked to vote on the Merger.

Q.   HOW CAN I VOTE MY SHARES?

A.   You can vote in any one of four ways:

     - By mail, by sending the enclosed proxy card (signed and dated) in the enclosed envelope;

     - Through the Internet by going to the website listed on your proxy card;

     - By telephone using the toll-free number listed on your proxy card; or

     - In person, by attending the Special Meeting of Shareholders on October 2, 2006 (or any adjournment or postponement thereof).

     Whichever method you choose, please take the time to read the full text of the Proxy Statement/Prospectus before you vote.

Q.   IF I SEND MY PROXY IN NOW AS REQUESTED, CAN I CHANGE MY VOTE LATER?

A. Yes. You may revoke your proxy vote at any time before it is voted at the Meeting by (1) delivering a written revocation to the Secretary of Olympus Fund at 151 Detroit Street, Denver, Colorado 80206; (2) submitting a subsequently executed proxy vote; or (3) attending the Meeting and voting in person. Even if you plan to attend the Meeting, we ask that you return the enclosed proxy. This will help us ensure that an adequate number of shares are present at the Meeting for consideration of the Merger.

Q.   WHAT IS THE REQUIRED VOTE TO APPROVE THE MERGER?

A. Approval of the Merger will require the affirmative vote of a "majority of the outstanding voting securities" of Olympus Fund within the meaning of the 1940 Act. This means the lesser of (1) 67% or more of the shares present at the Meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares.

Q.   WHOM SHOULD I CALL FOR ADDITIONAL INFORMATION ABOUT THIS PROXY STATEMENT?

A.   Please call [     ], your Fund's information agent, at [     ].

INVESTMENT OBJECTIVES, STRATEGIES AND RESTRICTIONS

     This section will help you compare the investment objectives, main investment strategies and restrictions of Olympus Fund and Orion Fund. Please note that this is only a brief discussion. Information contained in the Proxy Statement/Prospectus is qualified by the more complete information contained in the Funds' prospectuses, which are incorporated by reference.

     The Funds are each managed by Janus. The Funds have the same investment objective of long-term growth of capital. The Funds have substantially similar principal investment strategies. Primary differences in the investment strategies relate to number of holdings, exposure to small and mid-sized companies versus large capitalization companies, foreign exposure and diversification. There is no assurance that a Fund will achieve its stated objective.

     Number of Holdings. Each Fund pursues its investment objective by normally investing primarily in common stocks selected for their growth potential and each may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. Each Fund is categorized by Lipper Inc. ("Lipper") in Lipper's Multi-Cap Growth Fund category. Each Fund limits its high-yield/high-risk bonds to 35% or less of its net assets. Orion Fund, however, normally invests primarily in a group of 20 to 30 domestic and foreign common stocks whereas Olympus Fund's strategy does not normally
concentrate its number of holdings. As of           , 2006, Olympus Fund held
stocks of           companies, while Orion Fund held stocks of
companies.

     Capitalization Exposure.  As of           , 2006, a majority (     % of net
assets) of Olympus Fund's assets were invested in large companies with
capitalizations of greater than $10 billion, and a majority (     % of net
assets) of Orion Fund's assets were invested in small to mid-sized companies with capitalizations between $1 to $5 billion.

     Foreign Exposure. Although each Fund may invest in companies anywhere in the world, including in emerging markets, Orion Fund has historically invested a higher percentage of its assets in foreign companies than Olympus Fund,
including companies in emerging markets. As of           , 2006, Olympus Fund
had   % of its assets invested in foreign stocks, of which   % were in emerging
markets, while Orion Fund had   % of its assets invested in foreign stocks, of
which   % were in emerging markets.

     Diversification. Olympus Fund is classified as "diversified," while Orion Fund is classified as "nondiversified." As a nondiversified fund, Orion Fund may hold larger positions in a smaller number of securities than a fund that is classified as "diversified," such as Olympus Fund. With respect to 75% of its total assets, Olympus Fund may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities, or repurchase agreements collateralized by U.S. Government securities, and other investment companies) if: (a) such purchase would, at the time, cause more than 5% of

Olympus Fund's total assets taken at market value to be invested in the securities of such issuer or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by
Olympus Fund. Orion Fund is not subject to that restriction. As of           ,
2006, 5% or more of the assets of Olympus Fund were invested in each of
          companies, comprising an aggregate   % of its assets while 5% or more
of the assets of Orion Fund were invested in each of           companies
comprising an aggregate of   % of its assets. Each Fund's portfolio holdings are
available on Janus' website (www.janus.com) monthly with a 30-day lag.

     Portfolio Turnover. During the fiscal year ended October 31, 2005, Olympus Fund had a portfolio turnover rate of 119%, while Orion Fund had a portfolio turnover rate of 68%. As a reference point, a portfolio turnover rate of 100% would mean that a Portfolio had sold and purchased securities valued at 100% of its net assets within a one-year period. Variations in portfolio turnover rates may occur due to market conditions, changes in the size of a portfolio, the nature of a portfolio's investments, and the investment style and/or outlook of the investment personnel.

     Fundamental and non-fundamental investment restrictions of the Funds are substantially similar. A description of each of these investment restrictions is included as Appendix B.

COMPARISON OF FEES AND EXPENSES

     The following tables compare the fees and expenses you may bear directly or indirectly as an investor in Olympus Fund and Orion Fund, and show the projected ("pro forma") estimated fees and expenses of Orion Fund, assuming consummation of the Merger as of [OCTOBER 31, 2005]. Fees and expenses shown for Olympus Fund and Orion Fund were determined based on each Fund's net assets as of the fiscal year ended [OCTOBER 31, 2005]. THE FUNDS WILL NOT PAY ANY FEES IN CONNECTION WITH THE PROPOSED MERGER.

     Shareholder fees are those paid directly from your investment, such as sales loads and redemption fees. The Funds are no-load investments, so you will generally not pay any shareholder fees when you buy or sell shares of the Funds.

     Annual fund operating expenses are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly but, as the examples below show, these costs are borne indirectly by all shareholders.

SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)
Sales charges........................................  None
Redemption fee (as a % of amount redeemed)...........  None(1)

  ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)

                                                           TOTAL ANNUAL
                                                               FUND
                                   MANAGEMENT    OTHER      OPERATING
                                      FEE       EXPENSES     EXPENSES
                                   ----------   --------   ------------
Janus Olympus Fund...............    0.64%       0.33%        0.97%
Janus Orion Fund.................    0.64%       0.38%        1.02%
Janus Orion Fund (Pro forma
  combined, assuming consummation
  of the Merger).................    0.64%       0.33%(2)     0.97%

---------------

(1) Each Fund may charge a fee to cover the cost of sending a wire transfer for redemptions, and your bank may charge an additional fee to receive the wire.

(2) Other expenses are estimated, accounting for the effect of the proposed Merger.

EXAMPLES:

These examples are intended to help you compare the cost of investing in the Funds and in the combined Fund (assuming consummation of the Merger) on a pro forma basis. The examples assume that you invest $10,000 in each Fund and in Orion Fund after the Merger for the time periods indicated, you reinvest all dividends and distributions, and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that each Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:

                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                ------   -------   -------   --------
Janus Olympus Fund............   $ 99     $309      $536      $1,182
Janus Orion Fund..............   $104     $325      $563      $1,245
Janus Orion Fund (Pro forma
  combined, assuming
  consummation of the
  Merger).....................   $ 99     $309      $536      $1,182

COMPARISON OF PERFORMANCE OF OLYMPUS FUND AND ORION FUND

     The following information provides some indication of the risks of investing in the Funds by showing how each Fund's performance has varied over time. The bar charts depict the change in performance from year to year during the periods indicated. The tables following the charts show how the performance of each Fund compares to broad-based market indices (which, unlike the Funds, do not have any fees or expenses). Olympus Fund's performance is compared to the Russell 1000(R) Growth Index. Orion Fund's performance is compared to the Russell 3000(R) Growth Index. The S&P 500(R) Index is a secondary benchmark index for both Funds. The indices are not available for direct investment. The performance of the Funds and the indices varies over time. Of course, a Fund's past performance (before and after taxes) is not necessarily an indication of future performance.

  OLYMPUS FUND

      Annual returns for periods ended 12/31
              21.73%  26.73%  56.97%  100.12%  (21.63)%  (32.05)%  (28.19)%  31.65%  8.74%  14.21%
               1996    1997    1998    1999      2000      2001      2002     2003   2004   2005

      Best Quarter:  4th-1999 51.67%    Worst Quarter:  1st-2001 (26.29)%

     2006 Total Return through June 30: (2.54)%

  ORION FUND

      Annual returns for periods ended 12/31
                                              (14.69)%  (29.77)%  43.81%  14.90%  20.93%
                                                2001      2002     2003    2004   2005

      Best Quarter:  2nd-2003 23.59%    Worst Quarter:  1st-2001 (22.54)%

     2006 Total Return through June 30: 7.68%

AVERAGE ANNUAL TOTAL RETURNS (%) AS OF 12/31/05

                                                                       SINCE
                            1 YEAR   3 YEARS   5 YEARS   10 YEARS   INCEPTION(1)
                            ------   -------   -------   --------   ------------
OLYMPUS FUND
  Return Before Taxes.....  14.21%    17.81%    (4.42)%   11.72%       11.72%
  Return After Taxes on
     Distributions........  14.21%    17.80%    (4.45)%   11.36%       11.35%
  Return After Taxes on
     Distributions and
     Sale of Fund
     Shares(2)............   9.24%    15.47%    (3.72)%   10.33%       10.33%
Russell 1000(R) Growth
  Index(3)................   5.26%    13.23%    (3.58)%    6.73%        6.73%
  (reflects no deduction
  for expenses, fees, or
  taxes)
S&P 500(R) Index(4).......   4.91%    14.39%     0.54%     9.07%        9.07%
  (reflects no deduction
  for expenses, fees, or
  taxes)
ORION FUND
  Return Before Taxes.....  20.93%    25.96%     3.67%      N/A        (3.08)%
  Return After Taxes on
     Distributions........  20.71%    25.88%     3.63%      N/A        (3.13)%
  Return After Taxes on
     Distributions and
     Sale of Fund
     Shares(2)............  13.70%    22.69%     3.13%      N/A        (2.62)%
Russell 3000(R) Growth
  Index(5)................   5.17%    13.78%    (3.15)%     N/A        (7.91)%
  (reflects no deduction
  for expenses, fees, or
  taxes)
S&P 500(R) Index(4).......   4.91%    14.39%     0.54%      N/A        (1.16)%
  (reflects no deduction
  for expenses, fees, or
  taxes)

---------------

(1) The inception date for Olympus Fund is 12/29/95 and for Orion Fund is 6/30/00. Index comparisons begin [12/29/95] for Olympus Fund and [6/30/00] for Orion Fund.

(2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.

(3) The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.

(4) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

(5) The Russell 3000(R) Growth Index measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000(R) Growth or the Russell 2000(R) Growth indices.

     After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

     Current performance may be higher or lower than the performance data shown above. For more recent performance information, visit Janus' website at www.janus.com.

DISTRIBUTION AND PURCHASE PROCEDURES, EXCHANGE RIGHTS, AND REDEMPTION PROCEDURES

     Janus manages each of Olympus Fund and Orion Fund and Janus Distributors LLC is the distributor of each Fund. In addition, the custodian and transfer agent are the same for both Olympus Fund and Orion Fund. Olympus Fund and Orion Fund have identical purchase, exchange and redemption procedures. These common procedures, as well as other features related to investing in the Funds, are summarized below. A more complete description can be found in the Funds' prospectuses. Shareholders will continue to receive the same services as shareholders of Orion Fund as they currently do as shareholders of Olympus Fund.

  PURCHASES OF FUND SHARES

     Investors can purchase Fund shares directly through Janus by the following methods:

     - Call Janus XpressLine at 1-888-979-7737, a 24-hour automated phone system

     - Contact a Janus representative at 1-800-525-3713 (TDD For the speech and hearing impaired, 1-800-525-0056)

     - Via regular mail, Janus, P.O. Box 173375, Denver, Colorado 80217-3375,

     - Overnight Mail, Janus, 720 S. Colorado Blvd., Suite 290A Denver, Colorado 80246-1929

     - Through www.janus.com

     For investors who invest in the Funds through a financial intermediary or plan sponsor, contact your financial intermediary or plan sponsor, or refer to your plan documents for information on how to invest in each Fund, including additional information on minimum initial or subsequent investment requirements.

  MINIMUM INVESTMENT REQUIREMENTS

     The minimum investment is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/ UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums. Investors should refer to their intermediary for additional information. The Funds reserve the right to annually request that intermediaries close Fund accounts that are valued at less than $100.

  EXCHANGE RIGHTS

     An exchange represents the sale of shares from one fund and the purchase of shares of another fund, which may produce a taxable gain or loss in a nonretirement account.

     - You may generally exchange shares of a fund for shares of any fund in the Trust.

     - New Janus fund accounts established by exchange must be opened with $2,500 or the total account value if the value of the Janus fund account you are exchanging from is less than $2,500.

     - UGMA/UTMA accounts, Traditional or Roth IRAs, Simplified Employee Pension IRAs, and Coverdell Education Savings Accounts established by exchange must meet the minimum investment requirements previously described. If the value of the Janus fund account you are exchanging from is less than the stated minimum, you must exchange the entire balance.

     - Exchanges between existing Janus fund accounts must meet the $100 subsequent investment requirement.

     - For Systematic Exchanges, if no date is specified on your request, systematic exchanges will be made on the 20th of each month. You may establish this option for as little as $100 per exchange. If the balance in the Janus fund account you are exchanging from falls below the Systematic Exchange amount, all remaining shares will be exchanged and your Systematic Exchange Program will be discontinued.

     - The exchange privilege is not intended as a vehicle for short-term or excessive trading. You may make up to four round trips in a Fund in a 12-month period, although the Funds at all times reserve the right to reject any exchange purchase for any reason without prior notice. Generally, a "round trip" is a redemption out of a Fund (by any means) followed by a purchase back into the same Fund (by any means). Different restrictions may apply if you invest through an intermediary. The Funds will work with financial intermediaries to apply the Funds' exchange limit. However, the Funds may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Funds' policies on excessive trading, see "Excessive Trading" in each Fund's prospectus.

     - The Funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

     - With certain limited exceptions, exchanges between Janus fund accounts will be accepted only if the registrations are identical. If you are exchanging into a closed Janus fund, you will need to meet criteria for investing in the closed fund. For more information, see "Closed Fund Policies" in each Fund's prospectus.

     - If the shares you are exchanging are held in certificate form, you must return the certificate to Janus prior to making any exchanges. Shares are no longer available in certificate form.

     For investors who invest in the Funds through financial intermediaries or plan sponsors, contact your financial intermediary or plan sponsor, or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).

  REDEMPTION PROCEDURES

     Generally all accounts are automatically eligible for the electronic redemption option if bank information is provided. Redemption proceeds can be electronically transferred to your predesignated bank account on the next bank business day after receipt of your redemption request (wire transfer). Wire transfers will be charged a fee for each wire and your bank may charge an additional fee to receive the wire. Redemption proceeds can be electronically transferred to your predesignated bank account on or about the second bank business day after receipt of your redemption request. There is no fee associated with this type of electronic transfer. Redemption proceeds will be sent to the shareholder(s) of record at the address of record within seven days after receipt of a valid redemption request. During the 10 days following an address change, requests for redemption checks to be sent to a new address require a signature guarantee. If no date is specified on your request, systematic redemptions will be made on or about the 24th of each month. If the balance in the Fund you are selling from falls to zero, your Systematic Redemption Program will be discontinued.

     Please contact your financial intermediary or plan sponsor, or refer to the appropriate plan documents for details including any restrictions on redemptions, redemption charges, redemption in-kind, automatic redemption, and delays in honoring redemption requests.

  CALCULATION OF NET ASSET VALUE

     Olympus Fund and Orion Fund each calculate their respective net asset value per share (NAV) once each business day at the regularly-scheduled close of normal trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern time).

  PRINCIPAL RISK FACTORS OF INVESTING IN THE FUNDS

     Each Fund may invest in various types of securities or use certain investment techniques to achieve its investment objective of long-term growth of capital. The following is a summary of the principal risks associated with such securities and investment techniques. As with any security, an investment in either Fund involves certain risks, including loss of principal. An investment in the Funds is not a deposit of a bank and is not insured by the Federal Deposit Insurance Corporation or any other government agency. The fact that a particular risk is not identified does not indicate that a Fund does not invest its assets in or is precluded from investing its assets in securities that give rise to that risk. Information about additional investment techniques that the Funds may utilize and related risks are included in Appendix C.

  SIMILAR RISK FACTORS OF THE FUNDS

     Common Stock and Market Risk. Because each Fund may invest substantially all of its assets in common stocks, the main risk is that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Fund's share price may also decrease. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down regardless of how well the individual companies perform. The market as a whole may not favor the types of investments the Fund makes and the Fund may not be able to get an attractive price for them. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

     Growth Investing Risk. Since growth stocks usually reinvest a large portion of earnings in their own businesses, they may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Growth companies may be expected to increase their earnings at a certain rate. Earnings disappointments in growth stocks often result in sharp price declines. Growth stocks may also be out of favor for certain periods in relation to value stocks.

     Foreign Investment Risk. Each Fund may invest without limit in foreign securities either indirectly (e.g., Depositary Receipts) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Fund's performance may depend on factors other than the performance of a particular company. These risks include currency risk, political and economic risk, regulatory risk, foreign markets risk, transaction costs and geographic risk. Foreign investment risk is greater for Orion Fund given its more significant exposure to foreign markets, including emerging markets.

     High-Yield Investment Risk. To the extent each Fund invests in high-yield/high-risk bonds, returns and NAV may be affected by factors such as economic changes, political changes, or developments specific to the company that issued the bond.

  PRIMARY DIFFERENCES IN RISK FACTORS OF THE FUNDS

     Non-Diversification Risk. Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. Olympus Fund is classified as "diversified." Orion Fund is classified as "nondiversified." A fund classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund classified as "diversified." This gives the fund more flexibility to focus its investments in the most attractive companies identified by the portfolio manager. Because the appreciation or depreciation of a single stock may have a greater impact on the NAV of a nondiversified fund, its share price can be expected to fluctuate more than a comparable diversified fund. Such fluctuation, if significant, may affect the performance of Orion Fund and subject Orion Fund to greater risk than Olympus Fund.

     Foreign and Emerging Market Risk. Orion Fund has historically invested a portion of its assets in foreign markets, including emerging markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on Orion Fund's performance than it would on a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As
of           , 2006, Olympus Fund had   % of its assets invested in foreign
stocks, of which   % were in emerging markets, while Orion Fund had   % of its
assets invested in foreign stocks, of which   % were in emerging markets.

     Small and Mid Cap Investment Risk. Many attractive investment opportunities pursued by Orion Fund have historically been in smaller and mid-sized companies. Smaller and mid-sized companies may suffer more significant losses than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller and mid-sized companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

                                   THE MERGER

THE PLAN

     Shareholders of Olympus Fund are being asked to approve the Plan, which sets forth the terms and conditions under which the Merger will be implemented. Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan, which is attached as Appendix A to this Proxy Statement/Prospectus.

     The Plan contemplates: (i) Orion Fund's acquisition of all of the assets of Olympus Fund in exchange solely for shares of Orion Fund and the assumption by Orion Fund of all of Olympus Fund's liabilities, if any, as of the Closing Date;
(ii) the distribution on the Closing Date of those shares to the shareholders of Olympus Fund; and (iii) the liquidation of Olympus Fund.

     The value of Olympus Fund's assets to be acquired and the amount of its liabilities to be assumed by Orion Fund and the net asset value of a share of Olympus Fund will be determined as of the close of regular trading on the New York Stock Exchange ("NYSE") on the Closing Date, after the declaration of any dividends on the Closing Date, and will be determined in accordance with the valuation procedures described in the Trust's Amended and Restated Agreement and Declaration of Trust and the Funds' Prospectus and Statement of Additional Information. The Plan provides that Janus will bear all costs and expenses of the Merger, including the costs and expenses incurred in the preparation and mailing of this Proxy Statement/Prospectus. The Closing Date is expected to be on or about October 20, 2006.

     As soon as practicable after the Closing Date, Olympus Fund will distribute pro rata to its shareholders of record the shares of Orion Fund it receives in the Merger, so that each shareholder of Olympus Fund will receive a number of full and fractional shares of Orion Fund equal in value to his or her holdings in Olympus Fund, and Olympus Fund will be dissolved.

     Such distribution will be accomplished by opening accounts on the books of Orion Fund in the names of the corresponding Olympus Fund shareholders and by transferring thereto the shares of Orion Fund previously credited to the account of Olympus Fund on those books. Each shareholder account shall be credited with the pro rata number of Orion Fund's Shares due to that shareholder. Accordingly, immediately after the Merger, each former shareholder of Olympus Fund will own shares of Orion Fund that will be equal to the value of that shareholder's shares of Olympus Fund as of the Closing Date. Any special options (for example, automatic investment plans on current Olympus Fund shareholder accounts) will automatically transfer to the new accounts.

     The implementation of the Merger is subject to a number of conditions set forth in the Plan, including approval of the shareholders of Olympus Fund. The Plan also requires receipt of a tax opinion indicating that, for federal income tax purposes, the Merger qualifies as a tax-free reorganization. The Plan may be terminated and the Merger abandoned at any time prior to the Closing Date by the Trustees if they determine that the Merger would disadvantage the Funds. Please review the Plan carefully.

REASONS FOR THE MERGER

     The Funds have the same investment objectives and strategies and risks that are comparable in many respects even considering the difference in classification of Orion Fund as a "nondiversified" fund and Olympus Fund as "diversified." Merging the Funds would provide a larger asset base for Orion Fund that should result in an expense ratio that is equal to or lower than the current expense ratio of either Fund.

     Janus met with the Trustees and counsel to the Funds and independent counsel to the independent Trustees on June 14, 2006 and July 5, 2006 to discuss the proposal to merge the Funds. At each meeting, the independent Trustees also discussed this proposal and the Plan with their independent counsel in executive session. During the course of these meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. At the meeting of the Board held on July 5, 2006, the Board determined that (1) the Merger is in the best interests of the shareholders of Olympus Fund and Orion Fund; and (2) the Plan should be approved by the Trustees and submitted to shareholders of Olympus Fund for approval. In making these determinations, the Trustees considered the following factors, among others:

          (1) the potential benefits of the Merger to shareholders of each Fund;

          (2) the compatibility of the Funds' investment objectives, strategies and risks; the extent of the overlap of portfolio holdings between the Funds; and the effect of the Merger on Olympus Fund shareholders who now are invested in a diversified fund, but after the Merger would be invested in a nondiversified fund

          (3) the relative size and investment performance of the Funds;

          (4) the historic and pro forma combined expense ratios and other information regarding the fees and expenses of the Funds, including the expected elimination of some expenses and a resulting expense ratio that is equal to or lower than the current expense ratio of either Fund;

          (5) the greater efficiency, in terms of portfolio management and operations, of managing a single Fund rather than two separate Funds;

          (6) whether the Merger would dilute the interests of either Fund's current shareholders;

          (7) the tax consequences of the Merger to the respective Funds and their shareholders, including the expected tax-free nature of the Merger;

          (8) the fact that, since July 1, 2006, the Funds have had the same portfolio manager;

          (9) the potential benefits of the Merger to Janus and its affiliates; and

          (10) the fact that Janus agreed to pay all costs associated with the Merger.

     Based on these considerations, among others, the Board concluded that: (1) the Merger is in the best interests of each of Olympus Fund and Orion Fund and their respective shareholders, and (2) the interests of the existing shareholders of each Fund will not be diluted as a result of the Merger. Accordingly, the Board approved the Plan, and recommend that the shareholders of Olympus Fund approve the Plan.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE PLAN TO AUTHORIZE THE MERGER.

FEDERAL INCOME TAX CONSEQUENCES

     As a condition to the Merger, the Trust will receive a legal opinion from Goodwin Procter LLP to the effect that, subject to customary assumptions and representations, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the Treasury Regulations promulgated thereunder and current administrative and judicial interpretations thereof, for federal income tax purposes:

     - the transfer of all or substantially all of the assets of Olympus Fund solely in exchange for shares of Orion Fund and the assumption by Orion Fund of all liabilities of Olympus Fund, and the distribution of such shares to the shareholders of Olympus Fund, will constitute a "reorganization" within the meaning of Section 368(a) of the Code; Orion Fund and Olympus Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

     - no gain or loss will be recognized by either Olympus Fund on the transfer of the assets of Olympus Fund to Orion Fund in exchange for Orion Fund shares and the assumption by Orion Fund of all liabilities of Olympus Fund or upon the distribution of Orion Fund shares to Olympus Fund shareholders in exchange for their shares of Olympus Fund;

     - the tax basis of Olympus Fund's assets acquired by Orion Fund will be the same to Orion Fund as the tax basis of such assets to Olympus Fund immediately prior to the Merger, and the holding period of the assets of

       Olympus Fund in the hands of Orion Fund will include the period during which those assets were held by Olympus Fund;

     - no gain or loss will be recognized by Orion Fund upon the receipt of the assets of Olympus Fund solely in exchange for Orion Fund shares and the assumption by Orion Fund of all liabilities of Olympus Fund;

     - no gain or loss will be recognized by shareholders of Olympus Fund upon the receipt of Orion Fund shares by such shareholders, provided such shareholders receive solely Orion Fund shares (including fractional shares) in exchange for their Olympus Fund shares; and

     - the aggregate tax basis of Orion Fund shares, including any fractional shares, received by each shareholder of Olympus Fund pursuant to the Merger will be the same as the aggregate tax basis of the Olympus Fund shares held by such shareholder immediately prior to the Merger, and the holding period of Orion Fund shares, including fractional shares, to be received by each shareholder of Olympus Fund will include the period during which the Olympus Fund shares exchanged therefor were held by such shareholder (provided that the Olympus Fund shares were held as a capital asset on the date of the Merger).

     The receipt of such an opinion is a condition to the consummation of the Merger. The Trust has not obtained an Internal Revenue Service ("IRS") private letter ruling regarding the federal income tax consequences of the Merger, and the IRS is not bound by advice of counsel. If the transfer of the assets of Olympus Fund in exchange for Orion Fund shares and the assumption by Orion Fund of all liabilities of Olympus Fund do not constitute a tax-free reorganization, each Olympus Fund shareholder generally will recognize gain or loss equal to the difference between the value of Orion Fund shares such shareholder acquires and the tax basis of such shareholder's Olympus Fund shares.

     Shareholders of Olympus Fund should consult their tax advisers regarding the effect, if any, of the proposed Merger in light of their individual circumstances. Since the foregoing discussion relates only to the federal income tax consequences of the Merger, shareholders of Olympus Fund should also consult tax advisers as to state and local tax consequences, if any, of the Merger.

     As of [xxxxx xx, 2006], Olympus Fund had accumulated capital loss
carryforwards of [$          ]. After the Merger, these losses will be available
to Orion Fund, which had accumulated capital loss carryforwards of
[$          ], to offset its capital gains. The final amount of the accumulated capital loss carryforwards for Olympus Fund and Orion Fund is subject to change and will not be determined until the time of the Merger. After and as a result of the Merger, these accumulated capital loss carryforwards may in part be subject to limitations under applicable tax laws. As a result, Orion Fund may not be able to use some or all of these losses as quickly as each Fund may have used these losses in the absence of the Merger, and part of these losses may not be useable at all. The Board of Trustees of the Trust took this factor into account in concluding that the proposed Merger would be in the best interests of the Funds and their shareholders.

CAPITALIZATION

     The following table shows, on an unaudited basis, the capitalization as of [May 31, 2006] for Olympus Fund and Orion Fund, as well as pro forma capitalization giving effect to the proposed Merger:

                                               NET
                                           ASSET VALUE       SHARES
FUND                      NET ASSETS        PER SHARE     OUTSTANDING
----                   -----------------   -----------   --------------
Janus Olympus Fund...  $2,228,987,063.45      31.70       70,310,801.61
Janus Orion Fund.....   1,009,673,691.69       8.77      115,171,056.09
PRO FORMA AFTER
  MERGER
Janus Orion Fund.....   3,238,660,755.14       8.77      369,288,569.57

OTHER COMPARATIVE INFORMATION ABOUT THE FUNDS

  INVESTMENT ADVISER

     Janus, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each of the Funds. Janus is responsible for the day-to-day management of the Funds' investment portfolios and furnishes continuous advice and recommendations concerning the Funds' investments. Janus provides certain administrative and other services, and is responsible for the other business affairs of all the Funds. Janus (together with its predecessors) has served as investment adviser to mutual funds since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.

     Janus furnishes certain administrative, compliance, and accounting services for the Funds, and may be reimbursed by the Funds for its costs in providing those services. In addition, employees of Janus and/or its affiliates serve as officers of the Trust and Janus provides office space for the Funds and pays the salaries, fees, and expenses of all Fund officers and those Trustees who are considered interested persons of Janus.

     From its own assets, Janus or its affiliates may make payments based on gross sales, current assets, or other measures to selected brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Janus funds. The amount of these payments is determined from time to time by Janus, may be substantial, and may differ for different financial intermediaries. Eligibility requirements for such payments to institutional intermediaries are determined by Janus and/or its affiliates.

     Janus or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisers, retirement plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of or other services. In addition, Janus or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Funds.

     The receipt of (or prospect of receiving) payments described above are not intended to, but may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. These payment arrangements will not, however, change the price an investor pays for shares or the amount that a Janus fund receives to invest on behalf of the investor. You may wish to consider whether such arrangements exist when evaluating any recommendations to purchase or sell shares of the Funds.

  MANAGEMENT FEES

     Each Fund pays Janus an investment advisory fee which is calculated daily and paid monthly at the annual rate of 0.64% of average daily net assets. Each Fund's advisory agreement details the investment advisory fee and other expenses that the Funds must pay. Each Fund incurs expenses not assumed by Janus, including any transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses.

     The basis for the Trustees' approval of the investment advisory agreement for Orion Fund is contained in Orion Fund's annual report to shareholders dated
                    , 200  .

  PORTFOLIO MANAGER

     The portfolio manager for each Fund is Ron Sachs. Mr. Sachs is Executive Vice President and Portfolio Manager of Orion Fund, which he has managed since its inception, and Executive Vice President and Portfolio Manager of Olympus Fund, which he has managed since July 1, 2006. Mr. Sachs was Portfolio Manager of Janus Triton Fund from February 2005 to January 2006. He is also Portfolio Manager of other Janus accounts. Mr. Sachs joined Janus in 1996 as a research analyst. Mr. Sachs holds a Bachelor's degree (cum laude) in Economics from Princeton and a law degree from the University of Michigan. Mr. Sachs has earned the right to use the Chartered Financial Analyst designation.

     Orion Fund's SAI, which is incorporated by reference herein, provides information about the structure and method of Mr. Sach's compensation.

  TRUSTEES AND OFFICERS

     The following individuals comprise the Board of Trustees of the Trust of which each Fund is a series: Thomas H. Bailey, Jerome S. Contro, William F. McCalpin, John W. McCarter, Jr., Dennis B. Mullen, James T. Rothe, William D. Stewart, Martin H. Waldinger, and Linda S. Wolf. Eight of the Trustees are not "interested" persons of Janus or the Trust, as that term is defined under the 1940 Act. The officers of the Trust are disclosed in each Fund's statement of additional information.

  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     [To be updated by amendment.]

  CHARTER DOCUMENTS

     Each Fund is a series of the Trust, a Massachusetts business trust governed by Massachusetts law. The Funds are governed by an Amended and Restated Agreement and Declaration of Trust dated March 18, 2003, as amended form time to time ("Trust Instrument"). The following is a summary of certain provisions of the Trust Instrument and is qualified in its entirety by reference to the Trust Instrument.

     Shares. As a shareholder, you are entitled to one vote for each whole dollar and a proportionate fractional vote for each fractional dollar of NAV of the Fund that you own. Generally, all funds and classes vote together as a single group, except where a separate vote of one or more funds or classes is required by law or where the interests of one or more funds or classes are affected differently from other funds or classes. Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the value of shares of all series of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. In such event, the holders of the remaining value of shares will not be able to elect any Trustees.

     All shares of a Fund participate equally in dividends and other distributions by the shares of the same class of that Fund, and in residual assets of that class of that Fund in the event of liquidation. Shares of each Fund have no preemptive, conversion, or appraisal rights. Shares of each Fund may be transferred by endorsement or stock power as is customary, but a Fund is not bound to recognize any transfer until it is recorded on its books. The Funds have the right to redeem, at the then current net asset value, the shares of any shareholder whose account does not meet certain minimum requirements as described in the Fund's prospectus.

     Shareholder Meetings. The Trust is not required, and does not intend, to hold annual shareholder meetings unless otherwise required by the Trust Instrument, the 1940 Act or in compliance with any regulatory order. Under the terms of a settlement reached between Janus and the SEC in August 2004, commencing in 2005 and not less than every fifth calendar year thereafter, the Trust will hold a meeting of shareholders to elect Trustees. Special meetings may be called for a specific fund or for the Trust for purposes such as election of Trustees, when required by the Trust Instrument or to comply with the 1940 Act or a regulatory order. Under the Trust Instrument, special meetings of shareholders of the Trust or of any fund shall be called upon written request of shareholders holding not less than 10% of the shares then outstanding.

     Shareholder Liability. Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held liable for the obligations of their Fund. However, the Trust Instrument disclaims shareholder liability for acts or obligations of the Funds and requires that notice of this disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Funds or the Trustees. The Trust Instrument also provides for indemnification from the assets of the Funds for all losses and expenses of any Fund shareholder held liable for the obligations of their Fund. The Trustees intend to conduct the operations of the Funds to avoid, to the extent possible, liability of shareholders for liabilities of their Fund.

     Trustee Liability. A Trustee shall be liable for such Trustee's own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law. All persons extending credit to, contracting with or having any claim against the Trust shall look only to the assets of the Fund with which such person dealt for payment under such credit, contract or claim.

     Liquidation or Dissolution. In the event of the liquidation or dissolution of the Trust, shareholders of the funds are entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to their fund, or in the case of a class, belonging to that fund and allocable to that class, over the liabilities belonging to that fund or class. The assets shall be distributed to shareholders in proportion to the relative net asset value of the shares of that fund or class held by them and recorded on the books of the Trust. The liquidation of any particular fund or class thereof may be authorized at any time by vote of a majority of the Trustees then in office. Shareholders will receive prior notice of any liquidation effecting their fund or class.

                             ADDITIONAL INFORMATION

QUORUM AND VOTING

     Shareholders of Olympus Fund will vote together at the Meeting. Each holder of a whole or fractional share shall be entitled to one vote for each whole or fractional dollar value of net asset value held in such shareholder's name. If you are not the owner of record, but your shares are instead held for your benefit by a financial intermediary such as a retirement plan service provider, broker-dealer, bank trust department, insurance company or other financial intermediary, that financial intermediary may request that you instruct it how to vote the shares you beneficially own. Your financial intermediary will provide you with additional information.

     Thirty percent of the outstanding shares entitled to vote at the Meeting shall be a quorum for the transaction of business at the Meeting. Any lesser number is sufficient for adjournments. In the event that the necessary quorum to transact business or the vote required to approve the Merger is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of Olympus Fund, present in person or by proxy at the Meeting. The persons named as proxies will vote the proxies (including broker non-votes and abstentions) in favor of adjournment if they determine additional solicitation is warranted and in the interests of Olympus Fund's shareholders.

     "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the Trust, but are not voted because instructions have not been received from beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power. Abstentions and "broker non-votes" are counted as shares eligible to vote at the Meeting in determining whether a quorum is present, but do not represent votes cast with respect to adjournment or the Merger. Accordingly, assuming the presence of a quorum, abstentions and "broker non-votes" will have the effect of a vote against the Merger.

     Approval of the Merger will require the affirmative vote of a "majority of the outstanding voting securities" of Olympus Fund within the meaning of the 1940 Act. This means the lesser of (1) 67% or more of the shares present at the Meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares.

SHARE OWNERSHIP

     On the Record Date, there were           outstanding shares of Olympus Fund
with a per share net asset value of $     . On the Record Date, there were
          outstanding shares of Orion Fund with a net asset value of $     .
Only shareholders of Olympus Fund vote on the Merger. Shareholders of Orion Fund
will not vote on the Merger. As of           , 2006, the officers and Trustees
of the Trust, as a group, beneficially owned [LESS THAN 1%] of the outstanding shares of Olympus Fund.

     Beneficial owners of 5% or more of the outstanding shares of Olympus Fund as of the Record Date are shown below. To the best knowledge of the Trust, no person beneficially owned more than 5% of the outstanding shares of Olympus Fund except as shown below. [TO THE BEST KNOWLEDGE OF THE TRUST, ENTITIES SHOWN BELOW AS OWNING 25% OR MORE OF THE FUND, UNLESS OTHERWISE INDICATED, ARE NOT THE BENEFICIAL OWNERS OF THE SHARES.]

NAME AND ADDRESS OF BENEFICIAL OWNER  NUMBER OF SHARES   PERCENT OF FUND
------------------------------------  ----------------   ---------------

SOLICITATION OF PROXIES

     Janus will pay for all costs related to the Merger, including the costs associated with the drafting, printing and mailing of this Proxy Statement/Prospectus, the solicitation of proxies, and the Meeting. In addition to solicitation by mail, officers and representatives of the Trust, officers and employees of Janus or its affiliates and certain financial services firms and their representatives, without extra compensation, may conduct additional solicitations personally, by telephone, or by any other means available.

     Janus has engaged           , a professional proxy solicitation firm, to
assist in the solicitation of proxies, at an estimated cost of $     , plus
expenses. Such expenses will be paid by Janus. Among other things, will be (i) required to maintain the confidentiality of all shareholder information; (ii) prohibited from selling or otherwise disclosing shareholder information to any third party; and (iii) required to comply with applicable telemarketing laws.

     Brokers, banks and other fiduciaries may be required to forward soliciting material to their principals on behalf of Olympus Fund and to obtain authorization for the execution of proxies. For those services, they will be reimbursed by Janus for their expenses to the extent Janus or Olympus Fund would have directly borne those expenses.

     As the Meeting date approaches, certain shareholders whose votes have not
been received, may receive telephone calls from a representative of           .
Authorization to permit           to execute proxies may be obtained by
telephonic or electronically transmitted instructions from shareholders of Olympus Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. Olympus Fund believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

     In all cases where a telephonic proxy is solicited, the
          representative is required to ask for each shareholder's full name, address, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation) and to confirm that the shareholder has received the Proxy Statement and proxy card(s) in the mail. If the information solicited agrees with the information provided to
          , then the           representative has the responsibility to explain
the process, read the proposal listed on the proxy card, and ask for the shareholder's instructions on the proposal. Although the representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote. The representative may read any recommendation set forth in this Proxy
Statement/Prospectus. The           representative will record the shareholder's
instructions. Within 72 hours, the shareholder will be sent a confirmation of
his or her vote asking the shareholder to call           immediately if his or
her instructions are not accurately reflected in the confirmation.

     Telephone Touch-Tone Voting. Shareholders may provide their voting instructions through telephone touch-tone voting. Follow the instructions on the enclosed proxy card(s). Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call.

     Internet Voting. Shareholders may provide their voting instructions through Internet voting. Follow the instructions on the enclosed proxy card(s). Shareholders who vote via the Internet, in addition to confirming their voting instructions prior to submission and terminating their Internet link, will, upon request, receive an e-mail confirming their voting instructions. If a shareholder wishes to participate in the Meeting but does not wish to give a proxy by telephone or via the Internet, the shareholder may still submit the proxy card(s) originally sent with the Proxy Statement/Prospectus in the postage paid envelope provided, or attend the Meeting in person. Shareholders requiring additional information regarding the proxy or replacement proxy card(s), may
contact           at [TOLL-FREE NUMBER]. Any proxy given by a shareholder is revocable until voted at the Meeting.

     Revoking a Proxy. Any shareholder submitting a proxy has the power to revoke it at any time before it is exercised by submitting to the Secretary of the Trust at 151 Detroit Street, Denver, Colorado 80206, a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person. All properly executed and unrevoked proxies received in time for the Meeting will be voted as specified in the proxy, or, if no specification is made, for the Merger described in this Proxy Statement/Prospectus.

     Shares Held by Accounts of Insurance Companies. Shares of Olympus Fund may be held by certain separate accounts of insurance companies to fund benefits payable under certain variable annuity contracts and variable life insurance policies. Your insurance company may request that you provide it with voting instructions for your beneficially held shares of any such separate account. If you do not provide voting instructions to your insurance company, it may vote all of the shares held in that separate account in the same proportions as the voting actually received from other variable contract holders for that separate account.

LEGAL MATTERS

     Information regarding material pending legal proceedings involving Janus or the Funds is attached as Appendix D to this Proxy Statement/Prospectus.

SHAREHOLDER PROPOSALS FOR SUBSEQUENT MEETINGS

     Olympus Fund and Orion Fund are not required, and do not intend, to hold annual shareholder meetings. Under the terms of a settlement reached between Janus and the SEC in August 2004, commencing in 2005 and not less than every fifth calendar year thereafter, the Trust will hold a meeting of shareholders to elect Trustees. Shareholder meetings may be called from time to time as described in the Trust Instrument and the Trust's Amended and Restated Bylaws. Under the proxy rules of the SEC, shareholder proposals that meet certain conditions may be included in Olympus Fund's proxy statement for a particular meeting. Those rules currently require that for future meetings, the shareholder must be a record or beneficial owner of Olympus Fund shares either (i) with a value of at least $2,000 or (ii) in an amount representing at least 1% of Olympus Fund's securities to be voted, at the time the proposal is submitted and for one year prior thereto, and must continue to own such shares through the date on which the meeting is held. Another requirement relates to the timely receipt by Olympus Fund of any such proposal. Under those rules, a proposal must have been submitted within a reasonable time before Olympus Fund began to print and mail this Proxy Statement/Prospectus in order to be included in this Proxy Statement/Prospectus. A proposal submitted for inclusion in Olympus Fund's proxy material for the next special meeting after the meeting to which this Proxy Statement/Prospectus relates must be received by Olympus Fund within a reasonable time before the Fund begins to print and mail the proxy materials for that meeting.

     Shareholders wishing to submit a proposal for inclusion in a proxy statement subsequent to the Meeting, if any, should send their written proposal to the Secretary of the Trust at 151 Detroit Street, Denver, Colorado 80206 within a reasonable time before Olympus Fund begins to print and mail the proxy materials for that meeting. Notice of shareholder proposals to be presented at the Meeting must have been received within a reasonable time before the Fund began to mail this Proxy Statement/Prospectus. The timely submission of a proposal does not guarantee its inclusion in the proxy materials.

OTHER MATTERS TO COME BEFORE THE MEETING

     The Board of Trustees is not aware of any matters that will be presented for action at the Meeting other than the matters described in this Proxy Statement. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any other matters in accordance with their best judgment in the interest of the Trust and/or Fund.

                             AVAILABLE INFORMATION

INFORMATION AVAILABLE THROUGH THE SEC

     Olympus Fund and Orion Fund are each subject to the information requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act. In accordance therewith, each files reports and other information with the SEC. Reports, proxy statements, registration statements and other information may be inspected without charge and copied at the Public Reference Room maintained by the SEC at: 100 F Street, NE, Room 1580, Washington, DC 20549 and at the following regional offices of the SEC: 3 World Financial Center, Room 4300, New York, NY 10281; 801 Brickell Ave., Suite 1800, Miami, FL 33131; 175 W. Jackson Boulevard, Suite 900, Chicago, IL 60604; 1801 California Street, Suite 1500 Denver, CO 80202-2656; and 5670 Wilshire Boulevard, 11th Floor, Los Angeles, CA 90036-3648. Copies of such materials also may be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549 at prescribed rates. You can get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

  INFORMATION AVAILABLE THROUGH JANUS

     You can make inquiries and request other information, including a Statement of Additional Information, Annual Report, or Semiannual Report, free of charge, by contacting a Janus representative at 1-800-525-3713 or notifying the Funds' transfer agent, Janus Services LLC ("Janus Services"), in writing at 151 Detroit Street, Denver, Colorado 80206. The Funds' Statement of Additional Information and most recent Annual and Semiannual Reports are also available, free of charge, on www.janus.com. Additional information about the Funds' investments is available in the Funds' Annual and Semiannual Reports, including a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal period. The Annual Report to shareholders of the Funds, including financial statements, has previously been sent to shareholders. Other information is also available from financial intermediaries that sell shares of the Funds. The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Proxy Statement/Prospectus by reference.

     To avoid sending duplicate copies of materials to households, the Funds mail only one copy of each report to shareholders having the same last name and address on the Funds' records. The consolidation of these mailings benefits the Funds through reduced mailing expenses. If a shareholder wants to receive multiple copies of these materials or to receive only one copy on the future, the shareholder should contact the Funds' transfer agent, Janus Services, at 1-800-525-3713 or notify the Funds' transfer agent in writing at 151 Detroit Street, Denver, Colorado 80206.

  SHAREHOLDER INQUIRIES

     Shareholder inquiries regarding this Proxy Statement/Prospectus may be
addressed to           by calling [TOLL-FREE].

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) OR VOTE BY TELEPHONE OR INTERNET PROMPTLY. NO POSTAGE IS REQUIRED IF YOU MAIL YOUR PROXY CARD(S) IN THE UNITED STATES.

                                          By order of the Board of Trustees,

                                          /s/ Kelley Abbott Howes
                                          Kelley Abbott Howes
                                          Chief Executive Officer and President

                                                                      APPENDIX A

                      AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of
this           day of           , 2006, by and between Janus Investment Fund, a
Massachusetts business trust (the "Trust"), on behalf of Janus Olympus Fund, a series of the Trust (the "Predecessor Fund"), Janus Orion Fund, a series of the Trust (the "Successor Fund"), and Janus Capital Management LLC, a Delaware limited liability company ("JCM").

     All references in this Agreement to action taken by the Predecessor Fund or the Successor Fund shall be deemed to refer to action taken by the Trust on behalf of the respective portfolio series.

     This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer by the Predecessor Fund of all or substantially all of its assets to the Successor Fund, in exchange solely for shares of beneficial interest in the Successor Fund ("New Shares") having a net asset value equal to the net asset value of the Predecessor Fund, the assumption by the Successor Fund of all the liabilities of the Predecessor Fund, and the distribution of the New Shares to the shareholders of the Predecessor Fund in complete liquidation of the Predecessor Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

     WHEREAS, the Board of Trustees of the Trust has determined that it is in the best interest of the Predecessor Fund and the Successor Fund, respectively, that the assets of the Predecessor Fund be acquired by the Successor Fund pursuant to this Agreement and in accordance with the applicable statutes of the Commonwealth of Massachusetts and that the interests of existing shareholders will not be diluted as a result of this transaction;

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.  PLAN OF REORGANIZATION

     1.1  Subject to the terms and conditions herein set forth, the Trust shall
(i) transfer all or substantially all of the assets of the Predecessor Fund, as set forth in paragraph 1.2, to the Successor Fund, (ii) cause the Successor Fund to deliver to the Trust full and fractional New Shares of the Successor Fund, having a net asset value equal to the value of the net assets of the shares of the Predecessor Fund as of the close of regular session trading on the New York Stock Exchange on the Closing Date, as set forth in Article 2 and (iii) assume all liabilities of the Predecessor

Fund, as set forth in paragraph 1.2. Such transactions shall take place at the closing provided for in paragraph 2.1 (the "Closing").

     1.2 The assets of the Predecessor Fund to be acquired by the Successor Fund shall consist of all property, including, without limitation, all cash, securities, commodities and futures interests, and dividends or interest receivable which are owned by the Predecessor Fund and any deferred or prepaid expenses shown as an asset on the books of the Predecessor Fund on the closing date provided in paragraph 2.1 (the "Closing Date"). The Successor Fund will assume all of the liabilities, expenses, costs, charges and reserves of the Predecessor Fund of any kind, whether absolute, accrued, contingent or otherwise in existence on the Closing Date.

     1.3 The Predecessor Fund will distribute pro rata to its shareholders of record, determined as of immediately after the close of business on the Closing Date (the "Current Shareholders"), the New Shares received by the Trust pursuant to paragraph 1.1. Such distribution and liquidation will be accomplished by the transfer of the New Shares then credited to the accounts of the Predecessor Fund on the books of the Successor Fund to open accounts on the share records of the Successor Fund in the names of the Current Shareholders and representing the respective pro rata number of the New Shares due such shareholders. All issued and outstanding shares of the Predecessor Fund will simultaneously be canceled on the books of the Trust. The Successor Fund shall not issue certificates representing the New Shares in connection with such exchange. Ownership of New Shares will be shown on the books of the Trust's transfer agent. As soon as practicable after the Closing, the Trust shall take all steps necessary to effect a complete liquidation of the Predecessor Fund.

2.  CLOSING AND CLOSING DATE

     2.1 The Closing Date shall be October [20], 2006, or such later date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m. New York Time. The Closing shall be held at the offices of Janus Capital Management LLC ("Janus Capital"), 151 Detroit Street, Denver, Colorado 80206, or at such other time and/or place as the parties may agree.

     2.2 The Trust shall cause Janus Services LLC (the "Transfer Agent"), transfer agent of the Predecessor Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Current Shareholders and the number and percentage ownership of outstanding shares of the Predecessor Fund owned by each such shareholder immediately prior to the Closing. The Successor Fund shall issue and deliver a confirmation evidencing the New Shares to be credited on the Closing Date to the Secretary of the Trust or provide evidence satisfactory to the Trust that such New Shares have been credited to the accounts of the Predecessor Fund on the books of the Successor

Fund. At the Closing, each party shall deliver to the other such bills of sales, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3.  REPRESENTATIONS AND WARRANTIES

     3.1 The Trust, on behalf of the Predecessor Fund, hereby represents and warrants to the Successor Fund as follows:

          (i) the Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has full corporate power and authority to conduct its business as presently conducted;

          (ii) the Trust has full power and authority to execute, deliver and carry out the terms of this Agreement on behalf of the Predecessor Fund;

          (iii) the execution and delivery of this Agreement on behalf of the Predecessor Fund and the consummation of the transactions contemplated hereby are duly authorized and no other proceedings on the part of the Trust or the shareholders of the Predecessor Fund (other than as contemplated in paragraph 4.1(vi)) are necessary to authorize this Agreement and the transactions contemplated hereby;

          (iv) this Agreement has been duly executed by the Trust on behalf of the Predecessor Fund and constitutes its valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other rights affecting creditors' rights generally, and general equitable principles;

          (v) neither the execution and delivery of this Agreement by the Trust on behalf of the Predecessor Fund, nor the consummation by the Trust on behalf of the Predecessor Fund of the transactions contemplated hereby, will conflict with, result in a breach or violation of or constitute (or with notice, lapse of time or both) a breach of or default under, the Trust's Amended and Restated Agreement and Declaration of Trust ("Declaration of Trust") or By-Laws of the Trust, as each may be amended, or any statute, regulation, order, judgment or decree, or any instrument, contract or other agreement to which the Trust is a party or by which the Trust or any of its assets is subject or bound; and

          (vi) the unaudited statement of assets and liabilities of the Predecessor Fund as of the Closing Date, determined in accordance with generally accepted accounting principles consistently applied from the prior audited period, accurately reflects all liabilities of the Predecessor Fund as of the Closing Date; and

          (vii) no authorization, consent or approval of any governmental or other public body or authority or any other party is necessary (other than as contemplated in paragraph 4.1(vi)) for the execution and delivery of this

     Agreement by the Trust on behalf of the Predecessor Fund or the consummation of any transactions contemplated hereby by the Trust, other than as shall be obtained at or prior to the Closing.

     3.2 The Trust, on behalf of the Successor Fund, hereby represents and warrants to the Predecessor Fund as follows:

          (i) the Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has full corporate power and authority to conduct its business as presently conducted;

          (ii) the Trust has full power and authority to execute, deliver and carry out the terms of this Agreement on behalf of the Successor Fund;

          (iii) the execution and delivery of this Agreement on behalf of the Successor Fund and the consummation of the transactions contemplated hereby are duly authorized and no other proceedings on the part of the Trust or the shareholders of the Successor Fund are necessary to authorize this Agreement and the transactions contemplated hereby;

          (iv) this Agreement has been duly executed by the Trust on behalf of the Successor Fund and constitutes its valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other rights affecting creditors' rights generally, and general equitable principles;

          (v) neither the execution and delivery of this Agreement by the Trust on behalf of the Successor Fund, nor the consummation by the Trust on behalf of the Successor Fund of the transactions contemplated hereby, will conflict with, result in a breach or violation of or constitute (or with notice, lapse of time or both constitute) a breach of or default under, the Declaration of Trust or By-Laws of the Trust, as each may be amended, or any statute, regulation, order, judgment or decree, or any instrument, contract or other agreement to which the Trust is a party or by which the Trust or any of its assets is subject or bound; and

          (vi) the net asset value per share of the Successor Fund as of the close of regular session trading on the New York Stock Exchange on the Closing Date reflects all liabilities of the Successor Fund as of that time and date; and

          (vii) no authorization, consent or approval of any governmental or other public body or authority or any other party is necessary for the execution and delivery of this Agreement by the Trust on behalf of the Successor Fund or the consummation of any transactions contemplated hereby by the Trust, other than as shall be obtained at or prior to the Closing.

4.  CONDITIONS PRECEDENT

     4.1 The obligations of the Trust on behalf of each of the Predecessor Fund and the Successor Fund to effectuate the Reorganization shall be subject to the satisfaction of the following conditions:

          (i) The Trust shall have filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form N-14 under the Securities Act of 1933, as amended (the "Securities Act") and such amendment or amendments thereto as are determined by the Board of Trustees of the Trust to be necessary and appropriate to effect the registration of the New Shares (the "Registration Statement"), and the Registration Statement shall have become effective, and no stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (and not withdrawn or terminated);

          (ii) The applicable New Shares shall have been duly qualified for offering to the public in all states in which such qualification is required for consummation of the transactions contemplated hereunder;

          (iii) All representations and warranties of the Trust on behalf of the Predecessor Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if then made, and the Trust on behalf of the Successor Fund shall have received a certificate of an officer of the Trust acting on behalf of the Predecessor Fund to that effect in form and substance reasonably satisfactory to the Trust on behalf of the Successor Fund;

          (iv) All representations and warranties of the Trust on behalf of the Successor Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if then made, and the Trust on behalf of the Predecessor Fund shall have received a certificate of an officer of the Trust acting on behalf of the Successor Fund to that effect in form and substance reasonably satisfactory to the Trust on behalf of the Predecessor Fund;

          (v) The Trust on behalf of the Predecessor Fund and the Successor Fund shall have received a favorable opinion of Goodwin Procter LLP satisfactory to counsel for the Trust, to the effect that, for federal income tax purposes:

             (a) The acquisition by the Successor Fund of the assets of the Predecessor Fund in exchange for the Successor Fund's assumption of the liabilities of the Predecessor Fund and issuance of the New Shares, followed by the distribution by the Predecessor Fund of such the New Shares to the shareholders of the Predecessor Fund in exchange for their shares of the Predecessor Fund, all as provided in paragraph 1 hereof, will constitute a reorganization within the meaning of Section 368(a) of the

        Code, and the Predecessor Fund and the Successor Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

             (b) No gain or loss will be recognized to the Predecessor Fund (i) upon the transfer of its assets to the Successor Fund in exchange for the New Shares or (ii) upon the distribution of the New Shares to the shareholders of the Predecessor Fund as contemplated in paragraph 1 hereof;

             (c) No gain or loss will be recognized to the Successor Fund upon the receipt of the assets of the Predecessor Fund in exchange for the assumption of liabilities and Obligations and issuance of the New Shares as contemplated in paragraph 1 hereof;

             (d) The tax basis of the assets of the Predecessor Fund acquired by the Successor Fund will be the same as the basis of those assets in the hands of the Predecessor Fund immediately prior to the transfer, and the holding period of the assets of the Predecessor Fund in the hands of the Successor Fund will include the period during which those assets were held by the Predecessor Fund;

             (e) The shareholders of the Predecessor Fund will recognize no gain or loss upon the exchange of all of their shares of the Predecessor Fund for the New Shares;

             (f) The tax basis of the New Shares to be received by each shareholder of the Predecessor Fund will be the same in the aggregate as the aggregate tax basis of the shares of the Predecessor Fund surrendered in exchange therefor;

             (g) The holding period of the New Shares to be received by the shareholders of the Predecessor Fund will include the period during which the shares of the Predecessor Fund surrendered in exchange therefor were held, provided such shares of the Predecessor Fund were held as a capital asset on the date of the exchange.

             (h) Successor Fund will succeed to and take into account the items of Predecessor Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

          (vi) The shareholders of the Predecessor Fund shall have approved this Agreement and Plan of Reorganization at a special meeting of the shareholders of the Predecessor Fund.

5.  EXPENSES

     All of the expenses and costs of the Reorganization and the transactions contemplated thereby shall be borne by Janus Capital.

6.  ENTIRE AGREEMENT

     The Trust agrees on behalf of each of the Predecessor Fund and the Successor Fund that this Agreement constitutes the entire agreement between the parties.

7.  TERMINATION

     This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of Trustees of the Trust, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of the Board, make proceeding with the Agreement inadvisable.

8.  AMENDMENTS

     This agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties.

9.  NOTICES

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the parties hereto at their principal place of business.

10.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

     10.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     10.2 This Agreement may be executed in any number of counterparts each of which shall be deemed an original.

     10.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

     10.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     10.5 It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Trust personally, but shall bind only the trust property of the Trust, as provided in the Declaration of Trust of the Trust. The execution and delivery by such officers of the Trust shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust as provided in the Declaration of Trust of the Trust. The Trust is a series company with multiple series and has entered into this Agreement on behalf of the Predecessor Fund and the Successor Fund.

     10.6 The sole remedy of a party hereto for a breach of any representation or warranty made in this Agreement by the other party shall be an election by the non-breaching party not to complete the transactions contemplated herein.

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed as of the date set forth above.

ATTEST                             JANUS INVESTMENT FUND
                                   For and on behalf of Janus Olympus Fund

Name:                              By:
       -------------------------      ------------------------------------
       Secretary                      Name:
                                      Title:

ATTEST                             JANUS INVESTMENT FUND
                                   For and on behalf of Janus Orion Fund

Name:                              By:
       -------------------------      ------------------------------------
       Secretary                      Name:
                                      Title:

ATTEST                             JANUS CAPITAL MANAGEMENT LLC

Name:                              By:
       -------------------------      ------------------------------------
       Secretary                      Name:
                                      Title:

                                                                      APPENDIX B

                      INVESTMENT POLICIES AND RESTRICTIONS

FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS:

     With respect to 75% of its total assets, Olympus Fund may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities, or repurchase agreements collateralized by U.S. Government securities, and other investment companies) if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer or (b) such purchase would, at the time, result in more that 10% of the outstanding voting securities of such issuer being held by the Fund.

     Each Fund may not:

     - Invest 25% or more of the value of its total assets in any particular industry (other than US Government securities).

     - Invest directly in real estate or interests in real estate; however, the Funds may own debt or equity securities issued by companies engaged in those businesses.

     - Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Funds from purchasing or selling foreign currencies, options, futures, swaps, forward contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

     - Lend any security or make any other loan if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities, or loans, including assignments and participation interests).

     - Act as an underwriter of securities issued by others, except to the extent that a Fund may be deemed an underwriter in connection with the disposition of its portfolio securities.

     - Borrow money except that the Funds may each borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of a Fund's total assets (including the amount borrowed). This policy shall not prohibit short sales transactions or futures, options, swaps, or forward transactions. The Funds may not issue "senior securities" in contravention of the 1940 Act.

As a fundamental policy, each Fund may, notwithstanding any other investment policy or limitation, (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and limitations as such Fund.

  NON-FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS:

     Non-fundamental investment restrictions and policies of the funds are substantially similar:

     - The Funds may sell securities short if they own or have the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefore ("short sales against the box"). In addition, the Funds may engage in "naked" short sales, which involve selling a security that a Fund borrows and does not own. The total market value of all of a Fund's naked short sale positions will not exceed 8% of its assets. Transactions in futures, options, swaps, and forward contracts are not deemed to constitute selling securities short.

     - The Funds do not currently intend to purchase securities on margin, except that the Funds may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps, and forward contracts shall not be deemed to constitute purchasing securities on margin.

     - A Fund may not mortgage or pledge any securities owned or held by such Fund in amounts that exceed, in the aggregate, 15% of that Fund's net asset value, provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, guarantee positions in futures, options, swaps, or forward contracts, or the segregation of assets in connection with such contracts.

     - The Funds do not currently intend to purchase any security or enter into a repurchase agreement if, as a result, more than 15% of their respective net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Funds' investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"), or any successor to such rule, Section 4(2) commercial paper, and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

     - The Funds may not invest in companies for the purpose of exercising control of management.

                                                                      APPENDIX C

                 OTHER INVESTMENT TECHNIQUES AND RELATED RISKS
                                  OF THE FUNDS

                         [TO BE UPDATED BY AMENDMENT.]

                                                                      APPENDIX D

                                 LEGAL MATTERS

                         [TO BE UPDATED BY AMENDMENT.]

                      STATEMENT OF ADDITIONAL INFORMATION

                                AUGUST   , 2006
                          ACQUISITION OF THE ASSETS OF

                               JANUS OLYMPUS FUND

                        BY AND IN EXCHANGE FOR SHARES OF

                                JANUS ORION FUND

     This Statement of Additional Information (the "SAI") expands upon and supplements the information contained in the combined prospectus and proxy
statement (the "Proxy Statement") dated August   , 2006, describing the
Agreement and Plan of Reorganization under which shareholders of Janus Olympus Fund will receive shares of Janus Orion Fund (the "Reorganization").

     This SAI is not a Prospectus and should be read in conjunction with the
Proxy Statement/Prospectus dated           , 2006, relating to the
Reorganization. A copy of the Proxy Statement/Prospectus may be obtained without charge by contacting Janus Capital Management LLC ("Janus") at 151 Detroit Street, Denver, Colorado 80206 or by telephoning Janus toll-free at 1-800-525-3713. Each of the following documents are incorporated by reference to this SAI:

          (i) the Statement of Additional Information of Janus Olympus Fund and Janus Orion Fund dated February 28, 2006, as supplemented, which includes audited financial statements of Janus Olympus Fund and Janus Orion Fund for the 12-month period ended October 31, 2005;

          (ii) the Annual Report for Janus Olympus Fund and Janus Orion Fund for the fiscal year ended October 31, 2005; and

          (iii) the Semiannual Report for Janus Olympus Fund and Janus Orion Fund for the fiscal period ended April 30, 2006.

FINANCIAL STATEMENTS

     Historical financial information regarding Janus Olympus Fund and Janus Orion Fund is included in the Annual Report of Janus Investment Fund, dated October 31, 2005 and the Semiannual Report of Janus Investment Fund, dated April 30, 2006, which are incorporated by reference herein.

PRO FORMA FINANCIAL STATEMENTS

     The following pro forma combined financial statements are intended to show the financial condition and related results of operations resulting from the proposed merger of Olympus Fund and Orion Fund as if the merger occurred on the dates presented. Please see the accompanying notes for additional information about the pro forma financial statements.

                          [To be updated by amendment]

                               JANUS OLYMPUS FUND

                                     PART C
                               OTHER INFORMATION

ITEM 15  INDEMNIFICATION

     Section 6.4 of the Trust Instrument provides in effect that the Trust shall indemnify (from the assets of the Series in question) each of its Trustees, members of the Advisory Board (if any) and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person")) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee, or a member of the Advisory Board, or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (such conduct referred to hereafter as "Disabling Conduct").

     The Trust, its trustees and officers, its investment adviser and persons affiliated with them are insured under a policy of insurance maintained by the Trust and its investment adviser, within the limits and subject to the limitations of the policy, against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings, to which they are parties by reason of being or having been such trustees or officers.

ITEM 16  EXHIBITS

EXHIBIT (1)

     Amended and Restated Agreement and Declaration of Trust, dated March 18, 2003, is incorporated by reference to Exhibit 1(ii) to Post-Effective Amendment No. 109, filed on April 17, 2003 (File No. 2-34393).

EXHIBIT (2)

     Amended and Restated Bylaws are incorporated by reference to Exhibit 2(e) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

     First Amendment to the Amended and Restated Bylaws is incorporated by reference to Exhibit 2(f) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

     Second Amendment to the Amended and Restated Bylaws is incorporated by reference to Exhibit 2(g) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

EXHIBIT (3)

     n/a

EXHIBIT (4)

     Form of Agreement and Plan of Reorganization (included as Appendix A to the Combined Proxy Statement/Prospectus included in this Registration Statement).

EXHIBIT (5)

     n/a

EXHIBIT (6)

     Investment Advisory Agreement for Janus Olympus Fund dated July 1, 2004 is incorporated by reference to Exhibit 4(ggg) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

     Investment Advisory Agreement for Janus Olympus Fund dated July 1, 2004, as amended February 1, 2006, is incorporated by reference to Exhibit 4(bbbb) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

EXHIBIT (7)

     Distribution Agreement between Janus Investment Fund and Janus Distributors LLC, dated June 18, 2002, is incorporated by reference to Exhibit 5(b) to Post-Effective Amendment No. 105, filed on December 13, 2002 (File No. 2-34393).

EXHIBIT (8)

     n/a

EXHIBIT (9)

     Amended and Restated Custodian Contract dated August 1, 2005, between Janus Investment Fund and State Street Bank and Trust Company is incorporated by reference to Exhibit 7(mm) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

EXHIBIT (10)

     n/a

EXHIBIT (11)

     To be filed by Amendment.

EXHIBIT (12)

     To be filed by Amendment.

EXHIBIT (13)

     n/a

EXHIBIT (14)

     To be filed by Amendment.

EXHIBIT (15)

     n/a

EXHIBIT (16)

     Powers of Attorney dated as of January 1, 2006 are incorporated by reference to Exhibit 15(a) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

EXHIBIT (17)

     Amended Janus Ethics Rules dated December 6, 2005 are incorporated by reference to Exhibit 16(p) to Post-Effective Amendment No. 115, filed on December 16, 2005 (File No. 2-34393).

ITEM 17  UNDERTAKINGS

     (1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

     As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the registrant, in the City of Denver, and State of
Colorado, on the   day of           , 2006.

                                          By: /s/ Kelley Abbott Howes
                                              ----------------------------------
                                              Kelley Abbott Howes, President and
                                              Chief Executive Officer

     As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

              SIGNATURE                           TITLE                 DATE
              ---------                           -----                 ----

/s/ Kelley Abbott Howes                    President and Chief             , 2006
----------------------------------          Executive Officer
Kelley Abbott Howes                       (Principal Executive
                                                Officer)


/s/ Jesper Nergaard                       Vice President, Chief            , 2006
----------------------------------         Financial Officer,
Jesper Nergaard                          Treasurer and Principal
                                           Accounting Officer
                                          (Principal Financial
                                          Officer and Principal
                                           Accounting Officer)


Dennis B. Mullen*                         Chairman and Trustee             , 2006
----------------------------------
Dennis B. Mullen


Jerome S. Contro*                                Trustee                   , 2006
----------------------------------
Jerome S. Contro


William F. McCalpin*                             Trustee                   , 2006
----------------------------------
William F. McCalpin


John W. McCarter, Jr.*                           Trustee                   , 2006
----------------------------------
John W. McCarter, Jr.


James T. Rothe*                                  Trustee                   , 2006
----------------------------------
James T. Rothe

              SIGNATURE                           TITLE                 DATE
              ---------                           -----                 ----


William D. Stewart*                              Trustee                   , 2006
----------------------------------
William D. Stewart


Martin H. Waldinger*                             Trustee                   , 2006
----------------------------------
Martin H. Waldinger


Linda S. Wolf*                                   Trustee                   , 2006
----------------------------------
Linda S. Wolf


Thomas H. Bailey*                                Trustee                   , 2006
----------------------------------
Thomas H. Bailey


*By:    /s/ Stephanie Grauerholz-Lofton
        ---------------------------------------
          Stephanie Grauerholz-Lofton
              Attorney-in-Fact

                       SCHEDULE OF EXHIBITS TO FORM N-14

EXHIBIT NUMBER                               DESCRIPTION
--------------                               -----------
Exhibit 11             Opinion of Goodwin Proctor LLP, counsel for the
                       Registrant, to be filed by amendment.
Exhibit 12             Tax Opinion of Goodwin Proctor LLP, counsel for the
                       Registrant, to be filed by amendment.
Exhibit 14             Consent of PwC to be filed by amendment.

                                  February 28, 2006

                                  GROWTH
                                   Janus Fund
                                   Janus Enterprise Fund
                                   Janus Mercury Fund
                                   Janus Olympus Fund
                                   Janus Orion Fund
                                   Janus Triton Fund

                                  SPECIALTY GROWTH
                                   Janus Global Life Sciences Fund
                                   Janus Global Technology Fund

                                  CORE
                                   Janus Balanced Fund
                                   Janus Contrarian Fund
                                   Janus Core Equity Fund
                                   Janus Growth and Income Fund
                                   Janus Research Fund

                                  RISK-MANAGED
                                  INTECH Risk-Managed Stock Fund
                                    (formerly named Janus Risk-Managed Stock
                                    Fund)

                                   VALUE
                                   Janus Mid Cap Value Fund - Investor Shares

                                  INTERNATIONAL & GLOBAL
                                   Janus Global Opportunities Fund
                                   Janus Overseas Fund
                                   Janus Worldwide Fund

                               JANUS EQUITY FUNDS

                                   Prospectus

     ELIMINATE PAPER MAIL. Set up e-Delivery of prospectuses, annual reports, and statements at WWW.JANUS.COM.

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.



     This Prospectus is for those shareholders investing directly with the Funds.

(JANUS LOGO)

                        This Prospectus describes eighteen portfolios (each, a "Fund" and collectively, the "Funds") of Janus Investment Fund (the "Trust"). Janus Capital Management LLC ("Janus Capital" or "Janus") serves as investment adviser to each Fund. INTECH Risk-Managed Stock Fund is subadvised by Enhanced Investment Technologies, LLC ("INTECH"). Janus Mid Cap Value Fund is subadvised by Perkins, Wolf, McDonnell and Company, LLC ("Perkins").

                        None of the Funds in this Prospectus, except Janus Mid Cap Value Fund, have any class designations. Janus Mid Cap Value Fund currently offers two classes of shares, with the Investor Shares being offered by this Prospectus.

TABLE OF CONTENTS
--------------------------------------------------------------------------------


    RISK/RETURN SUMMARY
       Janus Fund...............................................    2
       Janus Enterprise Fund....................................    5
       Janus Mercury Fund.......................................    8
       Janus Olympus Fund.......................................   11
       Janus Orion Fund.........................................   14
       Janus Triton Fund........................................   17
       Janus Global Life Sciences Fund..........................   19
       Janus Global Technology Fund.............................   23
       Janus Balanced Fund......................................   27
       Janus Contrarian Fund....................................   30
       Janus Core Equity Fund...................................   33
       Janus Growth and Income Fund.............................   36
       Janus Research Fund......................................   39
       INTECH Risk-Managed Stock Fund...........................   42
       Janus Mid Cap Value Fund - Investor Shares...............   45
       Janus Global Opportunities Fund..........................   49
       Janus Overseas Fund......................................   53
       Janus Worldwide Fund.....................................   57

    FEES AND EXPENSES...........................................   60

    PRINCIPAL INVESTMENT STRATEGIES AND RISKS
       Frequently asked questions about principal investment
       strategies...............................................   63
       Risks....................................................   68
       Frequently asked questions about certain risks...........   69
       General portfolio policies...............................   74

    SHAREHOLDER'S MANUAL
       Doing business with Janus................................   80
       Minimum investments......................................   81
       Types of account ownership...............................   81
       To open an account or buy shares.........................   84
       To exchange shares.......................................   85
       To sell shares...........................................   85
       Excessive trading........................................   88
       Redemption fee...........................................   92
       Shareholder services and account policies................   98

    MANAGEMENT OF THE FUNDS
       Investment adviser.......................................  102
       Management expenses......................................  104
       Subadvisers..............................................  105
       Investment personnel.....................................  106

    OTHER INFORMATION...........................................  117

    DISTRIBUTIONS AND TAXES.....................................  121

    FINANCIAL HIGHLIGHTS........................................  124

    GLOSSARY OF INVESTMENT TERMS................................  143

                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

JANUS FUND

   Janus Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS FUND seeks long-term growth of capital in a manner consistent with the preservation of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES

   The Fund pursues its objective by investing primarily in common stocks selected for their growth potential. Although the Fund may invest in companies of any size, it generally invests in larger, more established companies. As of December 31, 2005, the Fund's weighted average market capitalization was $60.9 billion.

   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets. The Fund will limit its investment in high-yield/high-risk bonds (also called "junk" bonds) to 35% or less of its net assets.

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down regardless of

 2 Janus Equity Funds prospectus
   how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   To the extent the Fund invests in foreign securities, returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic changes in a particular country. To the extent the Fund invests in high-yield/high-risk bonds, returns and NAV may be affected by factors such as economic changes, political changes, or developments specific to the company that issued the bond.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not available for direct investment.

                                                          Risk/return summary  3

   JANUS FUND

      Annual returns for periods ended 12/31
               19.61%  22.72%  38.89%  47.13%  (14.91)%  (26.10)%  (27.56)%  31.71%  4.69%  3.98%
                1996    1997    1998    1999     2000      2001      2002     2003   2004   2005

      Best Quarter:  4th-1998 28.44%    Worst Quarter:  3rd-2001 (25.82)%

                                        Average annual total return for periods ended 12/31/05
                                        ------------------------------------------------------
                                                                               Since Inception
                                                 1 year   5 years   10 years      (2/5/70)
    Janus Fund
      Return Before Taxes                         3.98%   (5.16)%     6.95%        13.82%
      Return After Taxes on Distributions         3.97%   (5.16)%     5.47%        10.82%
      Return After Taxes on Distributions and
        Sale of Fund Shares(1)                    2.60%   (4.31)%     5.50%        10.68%
    Russell 1000(R) Growth Index(2)               5.26%   (3.58)%     6.73%          N/A
      (reflects no deduction for expenses,
        fees, or taxes)
    S&P 500(R) Index(3)                           4.91%     0.54%     9.07%        11.35%
      (reflects no deduction for expenses,
        fees, or taxes)
                                                 -----------------------------------------

   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
   (3) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 4 Janus Equity Funds prospectus

JANUS ENTERPRISE FUND

   Janus Enterprise Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS ENTERPRISE FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES

   The Fund pursues its objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the Russell Midcap(R) Growth Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the Index will vary, but as of December 31, 2005, they ranged from approximately $978 million to $17.9 billion.

   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets. The Fund will limit its investment in high-yield/high-risk bonds (also called "junk" bonds) to 35% or less of its net assets.

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

                                                          Risk/return summary  5

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund normally invests at least 50% of its equity assets in securities issued by medium-sized companies. The Fund may also invest in securities issued by small-sized companies. Medium-sized and small-sized companies tend to be more volatile than securities issued by larger or more established companies. As a result, the Fund's returns may be more volatile than those of a fund holding securities of larger, more established companies.

   To the extent the Fund invests in foreign securities, returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic changes in a particular country. To the extent the Fund invests in high-yield/high-risk bonds, returns and NAV may be affected by factors such as economic changes, political changes, or developments specific to the company that issued the bond.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not available for direct investment.

 6 Janus Equity Funds prospectus

   JANUS ENTERPRISE FUND

      Annual returns for periods ended 12/31
              11.65%  10.82%  33.75%  121.90%  (30.52)%  (39.93)%  (28.28)%  35.82%  20.69%  11.40%
               1996    1997    1998    1999      2000      2001      2002     2003    2004   2005

      Best Quarter:  4th-1999 57.93%    Worst Quarter:  1st-2001 (32.66)%

                                        Average annual total return for periods ended 12/31/05
                                        ------------------------------------------------------
                                                                               Since Inception
                                                1 year   5 years    10 years      (9/1/92)
    Janus Enterprise Fund
      Return Before Taxes                       11.40%    (4.68)%     7.22%        11.31%
      Return After Taxes on Distributions       11.40%    (4.68)%     6.54%        10.39%
      Return After Taxes on Distributions and
        Sale of Fund Shares(1)                   7.41%    (3.92)%     6.05%         9.72%
    Russell Midcap(R) Growth Index(2)           12.10%      1.38%     9.27%        11.03%
      (reflects no deduction for expenses,
        fees, or taxes)
    S&P MidCap 400 Index(3)                     12.56%      8.60%    14.36%        14.71%
      (reflects no deduction for expenses,
        fees, or taxes)
                                                ------------------------------------------

   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index.
   (3) The S&P MidCap 400 Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity, and industry group representation.

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                          Risk/return summary  7

JANUS MERCURY FUND

   Janus Mercury Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS MERCURY FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES

   The Fund pursues its objective by investing primarily in common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

   Janus Capital's equity research analysts (the "Research Team") select investments for the Fund. The Research Team, comprised of sector specialists, conducts fundamental analysis with a focus on "bottom-up" research, quantitative modeling, and valuation analysis. Using this research process, analysts rate their stocks based upon attractiveness. Analysts bring their high conviction ideas to their respective sector teams. Sector teams compare the appreciation potential of each of the team's high-conviction ideas and construct a sector portfolio that is intended to maximize the best risk-reward opportunities. Although the Research Team may find high-conviction investment ideas anywhere in the world, the Research Team may emphasize investments in securities of U.S. based issuers.

   Positions may be sold when, among other things, there is no longer high conviction in the return potential of the investment or if the risk characteristics have caused a re-evaluation of the opportunity. This may occur if the stock has appreciated and reflects the anticipated value, if another company represents a better risk/reward opportunity or if the investment's fundamental characteristics deteriorate. Securities may also be sold from the portfolio to rebalance sector weightings.

   Janus Capital's Director of Research oversees the investment process and is responsible for day-to-day operations of the Fund. It is expected that the Fund will be broadly diversified among a variety of industry sectors. The Fund intends to be fully invested under normal circumstances, but may at times hold cash or cash equivalents.

 8 Janus Equity Funds prospectus

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets. The Fund will limit its investment in high-yield/high-risk bonds (also called "junk" bonds) to 35% or less of its net assets.

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   To the extent the Fund invests in foreign securities, returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic changes in a particular country. To the extent the Fund invests in high-yield/high-risk bonds, returns and NAV may be affected by factors such as economic changes, political changes, or developments specific to the company that issued the bond.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not available for direct investment.

                                                          Risk/return summary  9

   JANUS MERCURY FUND

      Annual returns for periods ended 12/31
              17.67%  11.88%  58.41%  96.23%  (22.75)%  (29.78)%  (29.00)%  32.11%  10.77%  6.82%
               1996    1997    1998    1999     2000      2001      2002     2003    2004   2005

      Best Quarter:  4th-1999 42.72%    Worst Quarter:  1st-2001 (24.30)%

                                        Average annual total return for periods ended 12/31/05
                                        ------------------------------------------------------
                                                                               Since Inception
                                                1 year   5 years    10 years      (5/3/93)
    Janus Mercury Fund
      Return Before Taxes                        6.82%    (4.86)%     9.43%        12.71%
      Return After Taxes on Distributions        6.78%    (4.90)%     7.67%        10.82%
      Return After Taxes on Distributions and
        Sale of Fund Shares(1)                   4.49%    (4.08)%     7.39%        10.37%
    Russell 1000(R) Growth Index(2)              5.26%    (3.58)%     6.73%         8.75%
      (reflects no deduction for expenses,
        fees, or taxes)
    S&P 500(R) Index(3)                          4.91%      0.54%     9.07%        10.58%
      (reflects no deduction for expenses,
        fees, or taxes)
                                                ------------------------------------------

   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
   (3) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 10 Janus Equity Funds prospectus

JANUS OLYMPUS FUND

   Janus Olympus Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS OLYMPUS FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES

   The Fund pursues its objective by investing primarily in common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets. The Fund will limit its investment in high-yield/high-risk bonds (also called "junk" bonds) to 35% or less of its net assets.

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

                                                         Risk/return summary  11

   To the extent the Fund invests in foreign securities, returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic changes in a particular country. To the extent the Fund invests in high-yield/high-risk bonds, returns and NAV may be affected by factors such as economic changes, political changes, or developments specific to the company that issued the bond.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not available for direct investment.

 12 Janus Equity Funds prospectus

   JANUS OLYMPUS FUND

      Annual returns for periods ended 12/31
              21.73%  26.73%  56.97%  100.12%  (21.63)%  (32.05)%  (28.19)%  31.65%  8.74%  14.21%
               1996    1997    1998    1999      2000      2001      2002     2003   2004   2005

      Best Quarter:  4th-1999 51.67%    Worst Quarter:  1st-2001 (26.29)%

                                        Average annual total return for periods ended 12/31/05
                                        ------------------------------------------------------
                                                                               Since Inception
                                                1 year   5 years    10 years     (12/29/95)
    Janus Olympus Fund
      Return Before Taxes                       14.21%    (4.42)%    11.72%        11.72%
      Return After Taxes on Distributions       14.21%    (4.45)%    11.36%        11.35%
      Return After Taxes on Distributions and
        Sale of Fund Shares(1)                   9.24%    (3.72)%    10.33%        10.33%
    Russell 1000(R) Growth Index(2)              5.26%    (3.58)%     6.73%         6.73%
      (reflects no deduction for expenses,
        fees, or taxes)
    S&P 500(R) Index(3)                          4.91%      0.54%     9.07%         9.07%
      (reflects no deduction for expenses,
        fees, or taxes)
                                                ------------------------------------------

   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
   (3) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                         Risk/return summary  13

JANUS ORION FUND

   Janus Orion Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS ORION FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES

   The Fund pursues its objective by normally investing primarily in a core group of 20-30 domestic and foreign common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets. The Fund will limit its investment in high-yield/high-risk bonds (also called "junk" bonds) to 35% or less of its net assets.

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund invests primarily in common stocks, which tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

 14 Janus Equity Funds prospectus

   The Fund is classified as nondiversified. This means it may hold larger positions in a smaller number of securities than a fund that is classified as diversified. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's NAV and total return.

   The Fund may have significant exposure to foreign markets, including emerging markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of October 31, 2005, approximately 13.7% of the Fund's investments were in emerging markets.

   To the extent the Fund invests in high-yield/high-risk bonds, returns and NAV may be affected by factors such as economic changes, political changes, or developments specific to the company that issued the bond.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not available for direct investment.

                                                         Risk/return summary  15

   JANUS ORION FUND

      Annual returns for periods ended 12/31
                                              (14.69)%  (29.77)%  43.81%  14.90%  20.93%
                                                2001      2002     2003    2004   2005

      Best Quarter:  2nd-2003 23.59%    Worst Quarter:  1st-2001 (22.54)%

                                      Average annual total return for periods ended 12/31/05
                                      ------------------------------------------------------
                                                                             Since Inception
                                                          1 year   5 years      (6/30/00)
    Janus Orion Fund
      Return Before Taxes                                 20.93%     3.67%       (3.08)%
      Return After Taxes on Distributions                 20.71%     3.63%       (3.13)%
      Return After Taxes on Distributions and Sale of
        Fund Shares(1)                                    13.70%     3.13%       (2.62)%
    Russell 3000(R) Growth Index(2)                        5.17%   (3.15)%       (7.91)%
      (reflects no deduction for expenses, fees, or
        taxes)
    S&P 500(R) Index(3)                                    4.91%     0.54%       (1.16)%
      (reflects no deduction for expenses, fees, or
        taxes)
                                                          --------------------------------

   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The Russell 3000(R) Growth Index measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000(R) Growth or the Russell 2000(R) Growth indices.
   (3) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 16 Janus Equity Funds prospectus

JANUS TRITON FUND

   Janus Triton Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS TRITON FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES

   The Fund pursues its objective by investing primarily in common stocks selected for their growth potential. In pursuing that objective, the Fund invests in equity securities of small- and medium-sized companies. Generally, small- and medium-sized companies have a market capitalization of less than $10 billion. Market capitalization is a commonly used measure of the size and value of a company.

   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets. The Fund will limit its investment in high-yield/high-risk bonds (also called "junk" bonds) to 35% or less of its net assets.

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down regardless of how well the individual companies perform. If the value of the Fund's portfolio

                                                         Risk/return summary  17
   decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund invests its equity assets in securities issued by small- and medium-sized companies. Due to inherent risks such as limited product lines and/or operating history, competitive threats, limited financial resources, and the potential lack of management depth, small- and medium-sized companies tend to be more volatile than securities issued by larger or more established companies. As a result, these holdings could have a significant impact or negative effect on the Fund's returns.

   The Fund may have significant exposure to foreign markets, including emerging markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of October 31, 2005, approximately 6.5% of the Fund's investments were in emerging markets.

   To the extent the Fund invests in high-yield/high-risk bonds, returns and NAV may be affected by factors such as economic changes, political changes, or developments specific to the company that issued the bond.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   Since the Fund did not commence operations until February 25, 2005, it does not have a full calendar year of operations. Performance information for certain periods is included in the Fund's semiannual and annual reports. The performance of this Fund is compared to the Russell 2500(TM) Growth Index, which is the Fund's benchmark index. The Russell 2500(TM) Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

 18 Janus Equity Funds prospectus

JANUS GLOBAL LIFE SCIENCES FUND

   Janus Global Life Sciences Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS GLOBAL LIFE SCIENCES FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by its name. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

   Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

PRINCIPAL INVESTMENT STRATEGIES

   The Fund invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in securities of companies that the portfolio manager believes have a life science orientation. Generally speaking, the "life sciences" relate to maintaining or improving quality of life. So, for example, companies with a "life science orientation" include companies engaged in research, development, production, or distribution of products or services related to health and personal care, medicine, or pharmaceuticals. The Fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The Fund normally invests in issuers from several different countries, which may include the United States. The Fund may, under unusual circumstances, invest in a single country. As a fundamental policy, the Fund normally invests at least 25% of its total assets in the "life sciences" sector, which may include companies in the following industries: health care; pharmaceuticals; agriculture; cosmetics/personal care; and biotechnology. The Fund may have significant exposure to emerging markets.

   For the Fund's 80% investment policy, assets are measured at the time of purchase.

                                                         Risk/return summary  19

   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets. The Fund will limit its investment in high-yield/high-risk bonds (also called "junk" bonds) to 35% or less of its net assets.

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund may have significant exposure to foreign markets, including emerging markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

   The Fund concentrates its investments in related industry groups. Because of this, companies in its portfolio may share common characteristics and react similarly to market developments. For example, many companies with a life science orientation are highly regulated and may be dependent upon certain types of technology. As a result, changes in government funding or subsidies, new or anticipated legislative changes, or technological advances could affect the value of such companies and, therefore, the Fund's NAV. The Fund's returns may be more volatile than those of a less concentrated portfolio.

 20 Janus Equity Funds prospectus

   To the extent the Fund invests in high-yield/high-risk bonds, returns and NAV may be affected by factors such as economic changes, political changes, or developments specific to the company that issued the bond.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not available for direct investment.

                                                         Risk/return summary  21

   JANUS GLOBAL LIFE SCIENCES FUND

      Annual returns for periods ended 12/31
                                  61.00%  33.34%  (18.09)%  (30.11)%  27.44%  14.95%  11.45%
                                   1999    2000     2001      2002     2003    2004   2005

      Best Quarter:  4th-1999 31.32%    Worst Quarter:  1st-2001 (26.25)%

                                       Average annual total return for periods ended 12/31/05
                                       ------------------------------------------------------
                                                                              Since Inception
                                                         1 year    5 years      (12/31/98)
    Janus Global Life Sciences Fund
      Return Before Taxes                                 11.45%    (1.34)%        10.46%
      Return After Taxes on Distributions                 11.45%    (1.34)%        10.46%
      Return After Taxes on Distributions and Sale of
        Fund Shares(1)                                     7.44%    (1.14)%         9.23%
    S&P 500(R) Index(2)                                    4.91%      0.54%         1.77%
      (reflects no deduction for expenses, fees, or
        taxes)
    Morgan Stanley Capital International World Health
      Care Index(3)                                        9.00%    (0.35)%         1.58%
      (reflects no deduction for expenses, fees, or
        taxes)
                                                        ----------------------------------

   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.
   (3) The Morgan Stanley Capital International World Health Care Index is a capitalization weighted index that monitors the performance of health care stocks from developed market countries in North America, Europe, and the Asia/Pacific Region.

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 22 Janus Equity Funds prospectus

JANUS GLOBAL TECHNOLOGY FUND

   Janus Global Technology Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS GLOBAL TECHNOLOGY FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by its name. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES

   A team of technology analysts (the "Technology Team") selects investments for the Fund. The Fund invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in securities of companies that the Technology Team believes will benefit significantly from advances or improvements in technology. These companies generally fall into two categories:

   a. companies that the Technology Team believes have or will develop products, processes, or services that will provide significant technological advancements or improvements; and

   b. companies that the Technology Team believes rely extensively on technology in connection with their operations or services.

   The Fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The Fund normally invests in issuers from several different countries, which may include the United States. The Fund may, under unusual circumstances, invest in a single country. The Fund may have significant exposure to emerging markets.

   For the Fund's 80% investment policy, assets are measured at the time of purchase.

   The Technology Team applies a "bottom up" approach in choosing investments. In other words, the Technology Team looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is

                                                         Risk/return summary  23
   consistent with the Fund's investment policies. If the Technology Team is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets. The Fund will limit its investment in high-yield/high-risk bonds (also called "junk" bonds) to 35% or less of its net assets.

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund may have significant exposure to foreign markets, including emerging markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of October 31, 2005, approximately 10.9% of the Fund's investments were in emerging markets.

   Although the Fund does not concentrate its investments in specific industries, it may invest in companies related in such a way that they react similarly to certain market pressures. For example, competition among technology companies may result in increasingly aggressive pricing of their products and services, which may affect the profitability of companies in the Fund's portfolio. In addition, because of the rapid pace of technological development, products or services developed by companies in the Fund's portfolio may become rapidly obsolete or have relatively short product cycles. As a result, the Fund's returns may be considerably more volatile than the returns of a fund that does not invest in similarly related companies.

 24 Janus Equity Funds prospectus

   To the extent the Fund invests in high-yield/high-risk bonds, returns and NAV may be affected by factors such as economic changes, political changes, or developments specific to the company that issued the bond.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not available for direct investment.

                                                         Risk/return summary  25

   JANUS GLOBAL TECHNOLOGY FUND

      Annual returns for periods ended 12/31
                               211.55%  (33.67)%  (39.96)%  (40.94)%  47.14%  1.23%   11.50%
                                1999      2000      2001      2002     2003    2004   2005

      Best Quarter:  4th-1999 73.95%    Worst Quarter:  3rd-2001 (36.20)%

                                       Average annual total return for periods ended 12/31/05
                                       ------------------------------------------------------
                                                                              Since Inception
                                                         1 year    5 years      (12/31/98)
    Janus Global Technology Fund
      Return Before Taxes                                 11.50%   (10.05)%         2.85%
      Return After Taxes on Distributions                 11.49%   (10.05)%         2.72%
      Return After Taxes on Distributions and Sale of
        Fund Shares(1)                                     7.49%    (8.24)%         2.40%
    S&P 500(R) Index(2)                                    4.91%      0.54%         1.77%
      (reflects no deduction for expenses, fees, or
        taxes)
    Morgan Stanley Capital International World
      Information Technology Index(3)                      4.81%    (7.19)%       (3.09)%
      (reflects no deduction for expenses, fees, or
        taxes)
                                                        ----------------------------------

   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.
   (3) The Morgan Stanley Capital International World Information Technology Index is a capitalization weighted index that monitors the performance of information technology stocks from developed market countries in North America, Europe, and the Asia/Pacific Region.

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 26 Janus Equity Funds prospectus

JANUS BALANCED FUND

   Janus Balanced Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments. Although the Fund may also emphasize some degree of income, it is not designed for investors who desire a certain level of income.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS BALANCED FUND seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES

   The Fund pursues its objective by normally investing 50-60% of its assets in equity securities selected primarily for their growth potential and 40-50% of its assets in securities selected primarily for their income potential. The Fund normally invests at least 25% of its assets in fixed-income senior securities.

   The portfolio managers apply a "bottom up" approach in choosing investments. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio managers are unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets. The Fund will limit its investment in high-yield/high-risk bonds (also called "junk" bonds) to 35% or less of its net assets.

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in a balanced portfolio, including common stocks and bonds. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the

                                                         Risk/return summary  27

   Fund's portfolio could also decrease if the stock market goes down regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The income component of the Fund's holdings may include fixed-income securities. A fundamental risk of fixed-income securities is that their value will generally fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Fund's NAV may likewise decrease. Another fundamental risk associated with fixed-income securities is credit risk, which is the risk that an issuer of a bond will be unable to make principal and interest payments when due.

   To the extent the Fund invests in foreign securities, returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic changes in a particular country. To the extent the Fund invests in high-yield/high-risk bonds, returns and NAV may be affected by factors such as economic changes, political changes, or developments specific to the company that issued the bond.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not available for direct investment.

 28 Janus Equity Funds prospectus

   JANUS BALANCED FUND

      Annual returns for periods ended 12/31
                  15.30%  21.81%  31.20%  23.51%  (2.16)%  (5.04)%  (6.56)%  13.74%  8.71%  7.75%
                   1996    1997    1998    1999    2000     2001     2002     2003   2004   2005

      Best Quarter:  4th-1998 18.75%    Worst Quarter:  3rd-2001 (5.94)%

                                        Average annual total return for periods ended 12/31/05
                                        ------------------------------------------------------
                                                                               Since Inception
                                                 1 year   5 years   10 years      (9/1/92)
    Janus Balanced Fund
      Return Before Taxes                         7.75%     3.40%    10.16%        11.31%
      Return After Taxes on Distributions         7.19%     2.63%     8.44%         9.54%
      Return After Taxes on Distributions and
        Sale of Fund Shares(1)                    5.15%     2.45%     7.88%         8.96%
    S&P 500(R) Index(2)                           4.91%     0.54%     9.07%        10.68%
      (reflects no deduction for expenses, fees
        or taxes)
    Lehman Brothers Government/Credit Index(3)    2.37%     6.11%     6.17%         6.63%
      (reflects no deduction for expenses,
        fees, or taxes)
    Balanced Index(4)                             3.86%     3.39%     8.13%         9.13%
      (reflects no deduction for expenses,
        fees, or taxes)
                                                 -----------------------------------------

   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.
   (3) The Lehman Brothers Government/Credit Index is composed of all bonds that are of investment grade with at least one year until maturity.
   (4) The Balanced Index is a hypothetical combination of unmanaged indices. This internally calculated index combines the total returns from the S&P 500(R) Index (55%) and the Lehman Brothers Government/Credit Index (45%).

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                         Risk/return summary  29

JANUS CONTRARIAN FUND

   Janus Contrarian Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS CONTRARIAN FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES

   The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in equity securities with the potential for long-term growth of capital. The portfolio manager emphasizes investments in companies with attractive price/free cash flow, which is the relationship between the price of a stock and the company's available cash from operations, minus capital expenditures. The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. These companies may also include special situations companies that are experiencing management changes and/or are currently out of favor.

   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets. The Fund will limit its investment in high-yield/high-risk bonds (also called "junk" bonds) to 20% or less of its net assets.

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices. "Value" stocks may perform differently from the market

 30 Janus Equity Funds prospectus
   as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. The value of the Fund's portfolio could also decrease if the stock market goes down regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund is classified as nondiversified. This means it may hold larger positions in a smaller number of securities than a fund that is classified as diversified. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's NAV and total return.

   The Fund may have significant exposure to foreign markets, including emerging markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of October 31, 2005, approximately 22.2% of the Fund's investments were in emerging markets.

   To the extent the Fund invests in high-yield/high-risk bonds, returns and NAV may be affected by factors such as economic changes, political changes, or developments specific to the company that issued the bond.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not available for direct investment.

                                                         Risk/return summary  31

   JANUS CONTRARIAN FUND

      Annual returns for periods ended 12/31
                                              (11.74)%  (23.70)%  53.26%  22.61%  16.02%
                                                2001      2002     2003    2004   2005

      Best Quarter:  2nd-2003 24.67%    Worst Quarter:  3rd-2001 (22.31)%

                                        Average annual total return for periods ended 12/31/05
                                        ------------------------------------------------------
                                                                               Since Inception
                                                            1 year   5 years      (2/29/00)
    Janus Contrarian Fund
      Return Before Taxes                                   16.02%    7.98%          8.17%
      Return After Taxes on Distributions                   15.77%    7.89%          7.92%
      Return After Taxes on Distributions and Sale of Fund
        Shares(1)                                           10.74%    6.90%          6.97%
    S&P 500(R) Index(2)                                      4.91%    0.54%          0.04%
      (reflects no deduction for expenses, fees, or taxes)
                                                            ------------------------------

   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 32 Janus Equity Funds prospectus

JANUS CORE EQUITY FUND

   Janus Core Equity Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS CORE EQUITY FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by its name. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES

   The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in equity securities selected for their growth potential. Eligible equity securities in which the fund may invest include:

   - domestic and foreign common stocks;

   - preferred stocks;

   - securities convertible into common stocks or preferred stocks, such as convertible preferred stocks, bonds, and debentures; and

   - other securities with equity characteristics.

   The Fund may invest in companies of any size.

   For the Fund's 80% investment policy, assets are measured at the time of purchase.

   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

                                                         Risk/return summary  33

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets. The Fund will limit its investment in high-yield/high-risk bonds (also called "junk" bonds) to 20% or less of its net assets.

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   To the extent the Fund invests in foreign securities, returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic changes in a particular country. To the extent the Fund invests in high-yield/high-risk bonds, returns and NAV may be affected by factors such as economic changes, political changes, or developments specific to the company that issued the bond.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not available for direct investment.

 34 Janus Equity Funds prospectus

   JANUS CORE EQUITY FUND

      Annual returns for periods ended 12/31
                     31.08%  40.05%  38.50%  (7.15)%  (12.11)%  (18.02)%  23.27%  13.77%  16.36%
                      1997    1998    1999    2000      2001      2002     2003    2004   2005

      Best Quarter:  4th-1998 26.34%    Worst Quarter:  3rd-2002 (15.25)%

                                      Average annual total return for periods ended 12/31/05
                                      ------------------------------------------------------
                                                                             Since Inception
                                                         1 year   5 years       (6/28/96)
    Janus Core Equity Fund
      Return Before Taxes                                16.36%      3.29%       13.04%
      Return After Taxes on Distributions                16.31%      3.12%       11.93%
      Return After Taxes on Distributions and Sale of
        Fund Shares(1)                                   10.71%      2.72%       11.00%
    S&P 500(R) Index(2)                                   4.91%      0.54%        8.46%
      (reflects no deduction for expenses, fees, or
        taxes)
                                                         ---------------------------------

   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                         Risk/return summary  35

JANUS GROWTH AND INCOME FUND

   Janus Growth and Income Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments. Although the Fund may also emphasize some degree of income, it is not designed for investors who desire a certain level of income.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS GROWTH AND INCOME FUND seeks long-term capital growth and current income.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES

   The Fund pursues its objective by normally emphasizing investments in common stocks. It will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential, and at least 25% of its assets in securities the portfolio manager believes have income potential. Equity securities may make up part or all of this income component if they currently pay dividends or the portfolio manager believes they have potential for increasing or commencing dividend payments. Because of this investment strategy, the Fund is not designed for investors who need consistent income.

   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets. The Fund will limit its investment in high-yield/high-risk bonds (also called "junk" bonds) to 35% or less of its net assets.

 36 Janus Equity Funds prospectus

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The income component of the Fund's holdings may include fixed-income securities. A fundamental risk of fixed-income securities is that their value will generally fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Fund's NAV may likewise decrease. Another fundamental risk associated with fixed-income securities is credit risk, which is the risk that an issuer of a bond will be unable to make principal and interest payments when due.

   To the extent the Fund invests in foreign securities, returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic changes in a particular country. To the extent the Fund invests in high-yield/high-risk bonds, returns and NAV may be affected by factors such as economic changes, political changes, or developments specific to the company that issued the bond.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not available for direct investment.

                                                         Risk/return summary  37

   JANUS GROWTH AND INCOME FUND

      Annual returns for periods ended 12/31
              26.03%  34.66%  34.87%  51.18%  (11.41)%  (14.36)%  (21.51)%  24.65%  11.89%  12.48%
               1996    1997    1998    1999     2000      2001      2002     2003    2004   2005

      Best Quarter:  4th-1999 29.20%    Worst Quarter:  3rd-2002 (16.37)%

                                         Average annual total return for periods ended 12/31/05
                                         ------------------------------------------------------
                                                                                Since Inception
                                                  1 year   5 years   10 years      (5/15/91)
    Janus Growth and Income Fund
      Return Before Taxes                         12.48%     1.07%    12.45%        13.60%
      Return After Taxes on Distributions         12.39%     0.86%    11.24%        12.31%
      Return After Taxes on Distributions and
        Sale of Fund Shares(1)                     8.22%     0.79%    10.45%        11.62%
    S&P 500(R) Index(2)                            4.91%     0.54%     9.07%        10.90%
      (reflects no deduction for expenses, fees,
        or taxes)
    Russell 1000(R) Growth Index(3)                5.26%   (3.58)%     6.73%         9.04%
      (reflects no deduction for expenses, fees,
        or taxes)
                                                  -----------------------------------------

   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.
   (3) The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 38 Janus Equity Funds prospectus

JANUS RESEARCH FUND

   Janus Research Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS RESEARCH FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES

   The Fund pursues its objective by investing primarily in common stocks selected for their growth potential. The Fund may invest in companies of any size and located anywhere in the world, from larger, well-established companies to smaller, emerging growth companies.

   Janus Capital's equity research analysts (the "Research Team") select investments for the Fund which represent their high conviction investment ideas in all market capitalizations, styles and geographies. The Research Team, comprised of sector specialists, conducts fundamental analysis with a focus on "bottom-up" research, quantitative modeling, and valuation analysis. Using this research process, analysts rate their stocks based upon attractiveness. Analysts bring their high conviction ideas to their respective sector teams. Sector teams compare the appreciation potential of each of the team's high-conviction ideas and construct a sector portfolio that is intended to maximize the best risk-reward opportunities.

   Positions may be sold when, among other things, there is no longer high conviction in the return potential of the investment or if the risk characteristics have caused a re-evaluation of the opportunity. This may occur if the stock has appreciated and reflects the anticipated value, if another company represents a better risk/reward opportunity or if the investment's fundamental characteristics deteriorate. Securities may also be sold from the portfolio to rebalance sector weightings.

   Janus Capital's Director of Research oversees the investment process and is responsible for the day-to-day management of the Fund. It is expected that the Fund will be broadly diversified among a variety of industry sectors. The Fund intends to be fully invested under normal circumstances. However, if the

                                                         Risk/return summary  39

   Research Team does not have high conviction in enough investment opportunities, the Fund's uninvested assets may be held in cash or similar instruments.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets. The Fund will limit its investment in high-yield/high-risk bonds (also called "junk" bonds) to 35% or less of its net assets.

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund may have significant exposure to foreign markets, including emerging markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of October 31, 2005, approximately 8.3% of the Fund's investments were in emerging markets.

   To the extent the Fund invests in high-yield/high-risk bonds, returns and NAV may be affected by factors such as economic changes, political changes, or developments specific to the company that issued the bond.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

 40 Janus Equity Funds prospectus

PERFORMANCE INFORMATION

   Since the Fund did not commence operations until February 25, 2005, it does not have a full calendar year of operations. Performance information for certain periods is included in the Fund's semiannual and annual reports. The performance of this Fund is compared to the Russell 1000(R) Index. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index. The Russell 3000(R) Index will be the Fund's secondary benchmark index.

                                                         Risk/return summary  41

INTECH RISK-MANAGED STOCK FUND

   INTECH Risk-Managed Stock Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   INTECH RISK-MANAGED STOCK FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by its name. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES

   The Fund invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in common stocks from the universe of the Fund's benchmark, which is the S&P 500(R) Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH's mathematical process. The primary aim of the strategy is to outperform the Fund's benchmark index.

   The Fund pursues its objective by applying a mathematical process to construct an investment portfolio from the universe of common stocks within its benchmark index. The goal of this process is to build a portfolio of stocks in a more efficient combination than the benchmark index. The process seeks to capitalize on the natural volatility of the market by searching for stocks within the index that have high relative volatility (providing the potential for excess returns) but that essentially move in opposite directions or have low correlation to each other (providing the potential for lower relative risk). By constructing the portfolio in this manner and continually rebalancing the portfolio to maintain "efficient" weightings, INTECH's mathematical process seeks to create a portfolio that produces returns in excess of its benchmark with an equal or lesser amount of risk.

   For the Fund's 80% investment policy, assets are measured at the time of purchase.

 42 Janus Equity Funds prospectus

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The proprietary mathematical process used by INTECH may not achieve the desired results. Additionally, the rebalancing techniques used by INTECH may result in a higher portfolio turnover rate and related expenses compared to a "buy and hold" fund strategy. A higher portfolio turnover rate increases the likelihood of higher net taxable gains or losses for you as an investor. There is a risk that if INTECH's method of identifying stocks with higher volatility than the benchmark or its method of identifying stocks that tend to move in the same or opposite direction relative to each other (correlation) does not result in selecting stocks with continuing volatility or the expected correlation, the Fund may not outperform the benchmark index.

   To the extent the Fund invests in foreign securities, returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic changes in a particular country.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not available for direct investment.

                                                         Risk/return summary  43

   INTECH RISK-MANAGED STOCK FUND(1)

      Annual returns for calendar years ended 12/31
                                                                    17.68%  11.06%
                                                                     2004   2005

      Best Quarter:  4th-2004 9.51%    Worst Quarter:  3rd-2004 0.00%

                                    Average annual total return for periods ended 12/31/05
                                    ------------------------------------------------------
                                                                           Since Inception
                                                                  1 year      (2/28/03)
    INTECH Risk-Managed Stock Fund(1)
      Return Before Taxes                                         11.06%       21.08%
      Return After Taxes on Distributions                          9.96%       19.93%
      Return After Taxes on Distributions and Sale of Fund
        Shares(2)                                                  8.28%       17.94%
    S&P 500(R) Index(3)                                            4.91%       16.98%
      (reflects no deduction for expenses, fees, or taxes)
                                                                  ----------------------

   (1) Formerly named Janus Risk-Managed Stock Fund.
   (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (3) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 44 Janus Equity Funds prospectus

JANUS MID CAP VALUE FUND - INVESTOR SHARES

   Janus Mid Cap Value Fund (the "Fund") is designed for long-term investors who primarily seek capital appreciation and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS MID CAP VALUE FUND seeks capital appreciation.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by its name. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES

   The Fund pursues its objective by investing primarily in common stocks selected for their capital appreciation potential. The Fund primarily invests in the common stocks of mid-sized companies whose stock prices the portfolio managers believe to be undervalued. The Fund invests, under normal circumstances, at least 80% of its assets plus the amount of any borrowings for investment purposes, in equity securities of companies whose market capitalization falls, at the time of purchase, within the 12-month average of the capitalization range of the Russell Midcap(R) Value Index. This average is updated monthly. The market capitalizations within the index will vary, but as of December 31, 2005, they ranged from approximately $56.3 million to $18.1 billion.

   For the Fund's 80% investment policy, assets are measured at the time of purchase.

   The Fund focuses on companies that have fallen out of favor with the market or that appear to be temporarily misunderstood by the investment community. To a lesser degree, the Fund also invests in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. The Fund's portfolio managers generally look for companies with:

   - a low price relative to their assets, earnings, cash flow, or business franchise

                                                         Risk/return summary  45

   - products and services that give them a competitive advantage

   - quality balance sheets and strong management

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets. The Fund will limit its investment in high-yield/high-risk bonds (also called "junk" bonds) to 20% or less of its net assets.

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices. "Value" stocks may perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio managers' belief about a company's intrinsic worth is incorrect. The value of the Fund's portfolio could also decrease if the stock market goes down regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund's share price may fluctuate more than that of funds primarily invested in large companies. Mid-sized companies may pose greater market, liquidity, and information risks because of narrow product lines, limited financial resources, less depth in management, or a limited trading market for their stocks. The Fund's investments may often be focused in a small number of business sectors, which may pose greater market and liquidity risks.

   To the extent the Fund invests in foreign securities, returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic changes in a particular country. To the extent the Fund invests in high-yield/high-risk bonds, returns and NAV may be affected by factors such as economic changes, political changes, or developments specific to the company that issued the bond.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

 46 Janus Equity Funds prospectus

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. Pursuant to a tax-free reorganization on April 21, 2003, all of the assets of Berger Mid Cap Value Fund - Investor Shares were transferred to Janus Mid Cap Value Fund - Investor Shares. The performance information provided for periods prior to April 21, 2003 is for Berger Mid Cap Value Fund - Investor Shares, the predecessor to Janus Mid Cap Value Fund - Investor Shares.

   The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not available for direct investment.

   JANUS MID CAP VALUE FUND - INVESTOR SHARES

      Annual returns for periods ended 12/31
                                    21.56%  27.34%  20.52%  (13.09)%  39.33%  18.36%  10.36%
                                     1999    2000    2001     2002     2003    2004   2005

      Best Quarter:  4th-2001 21.28%    Worst Quarter:  3rd-2002 (17.66)%

                                       Average annual total return for periods ended 12/31/05
                                       ------------------------------------------------------
                                                                              Since Inception
                                                           1 year   5 years      (8/12/98)
    Janus Mid Cap Value Fund - Investor Shares
      Return Before Taxes                                  10.36%   13.77%        17.90%
      Return After Taxes on Distributions                   8.31%   12.74%        16.14%
      Return After Taxes on Distributions and Sale of
        Fund Shares(1)                                      7.96%   11.67%        15.02%
    Russell Midcap(R) Value Index(2)                       12.65%   12.21%        11.55%
      (reflects no deduction for expenses, fees, or
        taxes)
                                                           -------------------------------

   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The Russell Midcap(R) Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index.

                                                         Risk/return summary  47

   After-tax returns are calculated using distributions for Janus Mid Cap Value Fund - Investor Shares for the period April 21, 2003 to December 31, 2005 and for Berger Mid Cap Value Fund - Investor Shares for the periods prior to April 21, 2003. If Janus Mid Cap Value Fund - Investor Shares had been available during those earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 48 Janus Equity Funds prospectus

JANUS GLOBAL OPPORTUNITIES FUND

   Janus Global Opportunities Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS GLOBAL OPPORTUNITIES FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES

   The Fund pursues its objective by investing primarily in common stocks of companies of any size located throughout the world with the potential for long-term growth of capital. The Fund normally invests in issuers from several different countries, which may include the United States. The Fund may, under unusual circumstances, invest in a single country. The portfolio managers emphasize investments in companies with attractive price/free cash flow, which is the relationship between the price of a stock and the company's available cash from operations, minus capital expenditures. The portfolio managers will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. These companies may also include special situations companies that are experiencing management changes and/or are temporarily out of favor. The Fund may have significant exposure to emerging markets.

   The portfolio managers apply a "bottom up" approach in choosing investments. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio managers are unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets. The Fund will limit its investment in high-yield/high-risk bonds (also called "junk" bonds) to 35% or less of its net assets.

                                                         Risk/return summary  49

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices. "Value" stocks may perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio managers' belief about a company's intrinsic worth is incorrect. The value of the Fund's portfolio could also decrease if the stock market goes down regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund is classified as nondiversified. This means it may hold larger positions in a smaller number of securities than a fund that is classified as diversified. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's NAV and total return.

   The Fund may have significant exposure to foreign markets, including emerging markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

   To the extent the Fund invests in high-yield/high-risk bonds, returns and NAV may be affected by factors such as economic changes, political changes, or developments specific to the company that issued the bond.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

 50 Janus Equity Funds prospectus

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not available for direct investment.

   JANUS GLOBAL OPPORTUNITIES FUND

      Annual returns for periods ended 12/31
                                                      (15.91)%  38.41%  15.33%  4.07%
                                                        2002     2003    2004   2005

      Best Quarter:  2nd-2003 22.21%    Worst Quarter:  3rd-2002 (21.31)%

                                    Average annual total return for periods ended 12/31/05
                                    ------------------------------------------------------
                                                                           Since Inception
                                                                  1 year      (6/29/01)
    Janus Global Opportunities Fund
      Return Before Taxes                                          4.07%        9.39%
      Return After Taxes on Distributions                          3.95%        9.35%
      Return After Taxes on Distributions and Sale of Fund
        Shares(1)                                                  2.80%        8.18%
    Morgan Stanley Capital International World Index(SM)(2)        9.49%        4.99%
      (reflects no deduction for expenses, fees, or taxes)
                                                                  ----------------------


   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The Morgan Stanley Capital International World Index(SM) is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe, and the Asia/Pacific Region.

                                                         Risk/return summary  51

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 52 Janus Equity Funds prospectus

JANUS OVERSEAS FUND

   Janus Overseas Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS OVERSEAS FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by its name. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES

   The Fund invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in securities of issuers from countries outside of the United States. The Fund normally invests in securities of issuers from several different countries, excluding the United States. Although the Fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. The Fund may have significant exposure to emerging markets.

   For the Fund's 80% investment policy, assets are measured at the time of purchase.

   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets. The Fund will limit its investment in high-yield/high-risk bonds (also called "junk" bonds) to 35% or less of its net assets.

                                                         Risk/return summary  53

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down regardless of how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund may have significant exposure to foreign markets, including emerging markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of October 31, 2005, approximately 37.5% of the Fund's investments were in emerging markets.

   To the extent the Fund invests in high-yield/high-risk bonds, returns and NAV may be affected by factors such as economic changes, political changes, or developments specific to the company that issued the bond.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not available for direct investment.

 54 Janus Equity Funds prospectus

   JANUS OVERSEAS FUND

      Annual returns for periods ended 12/31
              28.83%  18.25%  16.03%  86.06%  (18.57)%  (23.11)%  (23.89)%  36.79%  18.58%  32.39%
               1996    1997    1998    1999     2000      2001      2002     2003    2004   2005

      Best Quarter:  4th-1999 60.63%    Worst Quarter:  3rd-2001 (20.82)%

                                        Average annual total return for periods ended 12/31/05
                                        ------------------------------------------------------
                                                                               Since Inception
                                                 1 year   5 years   10 years      (5/2/94)
    Janus Overseas Fund
      Return Before Taxes                        32.39%     4.67%    12.90%        12.92%
      Return After Taxes on Distributions        32.21%     4.56%    12.27%        12.31%
      Return After Taxes on Distributions and
        Sale of Fund Shares(1)                   21.28%     4.01%    11.29%        11.39%
    Morgan Stanley Capital International
      EAFE(R) Index(2)                           13.54%     4.55%     5.84%         5.93%
      (reflects no deduction for expenses,
        fees, or taxes)
    Morgan Stanley Capital International
      EAFE(R) Growth Index(3)                    13.28%     1.92%     3.33%         3.70%(4)
      (reflects no deduction for expenses,
        fees, or taxes)
                                                 -----------------------------------------

   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The Morgan Stanley Capital International ("MSCI") EAFE(R) Index is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in Europe, Australasia, and the Far East.
   (3) The MSCI EAFE(R) Growth Index is a subset of the MSCI EAFE(R) Index and contains constituents of the MSCI EAFE(R) Index which are categorized as growth securities. The MSCI EAFE(R) Index (Europe, Australasia, Far East) is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance.
   (4) The average annual total return was calculated based on historical information from April 30, 1994 to December 31, 2005 for the MSCI EAFE(R) Growth Index.

                                                         Risk/return summary  55

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 56 Janus Equity Funds prospectus

JANUS WORLDWIDE FUND

   Janus Worldwide Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS WORLDWIDE FUND seeks long-term growth of capital in a manner consistent with the preservation of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES

   The Fund pursues its objective by investing primarily in common stocks of companies of any size located throughout the world. The Fund normally invests in issuers from several different countries, including the United States. The Fund may, under unusual circumstances, invest in a single country. The Fund may have significant exposure to emerging markets.

   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets. The Fund will limit its investment in high-yield/high-risk bonds (also called "junk" bonds) to 35% or less of its net assets.

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down regardless of

                                                         Risk/return summary  57
   how well the individual companies perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund may have significant exposure to foreign markets, including emerging markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of October 31, 2005, approximately 6% of the Fund's investments were in emerging markets.

   To the extent the Fund invests in high-yield/high-risk bonds, returns and NAV may be affected by factors such as economic changes, political changes, or developments specific to the company that issued the bond.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not available for direct investment.

 58 Janus Equity Funds prospectus

   JANUS WORLDWIDE FUND

      Annual returns for periods ended 12/31
               26.40%  20.48%  25.87%  64.37%  (16.87)%  (22.88)%  (26.01)%  24.23%  5.54%  5.84%
                1996    1997    1998    1999     2000      2001      2002     2003   2004   2005

      Best Quarter:  4th-1999 42.11%    Worst Quarter:  3rd-2001 (20.80)%

                                        Average annual total return for periods ended 12/31/05
                                        ------------------------------------------------------
                                                                               Since Inception
                                                 1 year   5 years   10 years      (5/15/91)
    Janus Worldwide Fund
      Return Before Taxes                         5.84%   (4.56)%    7.57%         10.91%
      Return After Taxes on Distributions         5.65%   (4.63)%    6.77%          9.99%
      Return After Taxes on Distributions and
        Sale of Fund Shares(1)                    4.02%   (3.79)%    6.36%          9.43%
    Morgan Stanley Capital International World
      Index(SM)(2)                                9.49%     2.18%    7.04%          8.07%
      (reflects no deduction for expenses,
        fees, or taxes)
                                                 -----------------------------------------


   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The Morgan Stanley Capital International World Index(SM) is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe, and the Asia/Pacific Region.

   After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                         Risk/return summary  59

FEES AND EXPENSES

   The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Funds. All of the fees and expenses shown were determined based on net assets as of the fiscal year or period ended October 31, 2005. Contractual waivers agreed to by Janus Capital, where applicable, are included under "Net Annual Fund Operating Expenses."

   SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Funds are no-load investments, so you will generally not pay any shareholder fees when you buy or sell shares of the Funds. However, if you sell shares of Janus Global Life Sciences Fund, Janus Global Technology Fund, INTECH Risk-Managed Stock Fund, Janus Global Opportunities Fund, Janus Overseas Fund, or Janus Worldwide Fund that you have held for three months or less, you may pay a redemption fee.

   ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.

 60 Janus Equity Funds prospectus

  SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)

  Sales charges...............................................       None
  Redemption fee on shares of Janus Global Life Sciences Fund,
   Janus Global Technology Fund, INTECH Risk-Managed Stock
   Fund, Janus Global Opportunities Fund, Janus Overseas Fund,
   and Janus Worldwide Fund held for three months or less (as
   a % of amount redeemed)....................................      2.00%(1)(2)(3)
  Exchange fee................................................       None(3)

  ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
                                                                             Total                           Net
                                       Management           Other         Annual Fund       Expense      Annual Fund
                                         Fee(4)           Expenses     Operating Expenses   Waivers   Operating Expenses
  GROWTH
   Janus Fund                             0.64%             0.24%            0.88%            N/A           0.88%
   Janus Enterprise Fund                  0.64%             0.32%            0.96%            N/A           0.96%
   Janus Mercury Fund(5)                  0.64%             0.29%            0.93%            N/A           0.93%
   Janus Olympus Fund                     0.64%             0.33%            0.97%            N/A           0.97%
   Janus Orion Fund                       0.64%             0.38%            1.02%            N/A           1.02%
   Janus Triton Fund                      0.64%             1.21%            1.85%(6)        0.58%          1.27%(6)
  SPECIALTY GROWTH
   Janus Global Life Sciences Fund        0.64%             0.33%            0.97%            N/A           0.97%
   Janus Global Technology Fund           0.64%             0.40%            1.04%            N/A           1.04%
  CORE
   Janus Balanced Fund                    0.55%             0.25%            0.80%            N/A           0.80%
   Janus Contrarian Fund(5)               0.64%             0.29%            0.93%            N/A           0.93%
   Janus Core Equity Fund                 0.60%             0.30%            0.90%            N/A           0.90%
   Janus Growth and Income Fund           0.62%             0.26%            0.88%            N/A           0.88%
   Janus Research Fund(5)                 0.64%             0.97%            1.61%(6)        0.34%          1.27%(6)
  RISK-MANAGED
   INTECH Risk-Managed Stock
     Fund(5)(7)                           0.50%             0.39%(8)         0.89%            N/A           0.89%
  VALUE
   Janus Mid Cap Value Fund -
     Investor Shares(5)                   0.64%             0.29%(8)         0.93%            N/A           0.93%
  INTERNATIONAL & GLOBAL
   Janus Global Opportunities Fund        0.64%             0.39%            1.03%            N/A           1.03%
   Janus Overseas Fund                    0.64%             0.26%            0.90%            N/A           0.90%
   Janus Worldwide Fund(5)                0.60%             0.25%            0.85%            N/A           0.85%

  (1) Each Fund may charge a fee to cover the cost of sending a wire transfer for redemptions, and your bank may charge an additional fee to receive the wire. For more information, please refer to the section "Payment of Redemption Proceeds" in this Prospectus.
  (2) The redemption fee may be waived in certain circumstances, as described in the Shareholder's Manual.
  (3) An exchange of Janus Global Life Sciences Fund, Janus Global Technology Fund, INTECH Risk-Managed Stock Fund, Janus Global Opportunities Fund, Janus Overseas Fund, or Janus Worldwide Fund shares held for three months or less may be subject to the Funds' 2.00% redemption fee.
  (4) The "Management Fee" is the investment advisory fee paid by the Funds to Janus Capital.
  (5) Effective January 1, 2006 for Janus Research Fund and INTECH Risk-Managed Stock Fund and effective February 1, 2006 for Janus Mercury Fund, Janus Contrarian Fund, Janus Mid Cap Value Fund, and Janus Worldwide Fund, the Fund's investment advisory fee rate changed from a fixed rate to a rate that adjusts upward or downward based upon the Fund's performance relative to its benchmark index. This change will not impact the investment advisory fee shown until one year after the effective date when the performance adjustment takes effect. Details discussing the change are included in the Statement of Additional Information.
  (6) Annual Fund Operating Expenses are stated both with and without a contractual expense waiver by Janus Capital. Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to a certain limit until at least March 1, 2007. The expense waiver shown reflects the application of such limit. The expense waiver is detailed in the Statement of Additional Information.
  (7) Formerly named Janus Risk-Managed Stock Fund.
  (8) Included in Other Expenses is an administrative services fee of 0.05% of the average daily net assets of the Fund to compensate Janus Capital for providing certain administrative services including, but not limited to, recordkeeping and registration functions.

                                                         Risk/return summary  61

  EXAMPLES:
  THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS. These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the Funds' operating expenses without waivers remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:

                                                        1 Year    3 Years   5 Years   10 Years
                                                        --------------------------------------
  GROWTH
    Janus Fund                                           $  90     $ 281    $   488   $ 1,084
    Janus Enterprise Fund                                $  98     $ 306    $   531   $ 1,178
    Janus Mercury Fund                                   $  95     $ 296    $   515   $ 1,143
    Janus Olympus Fund                                   $  99     $ 309    $   536   $ 1,190
    Janus Orion Fund                                     $ 104     $ 325    $   563   $ 1,248
    Janus Triton Fund                                    $ 188     $ 582    $ 1,001   $ 2,169
  SPECIALTY GROWTH
    Janus Global Life Sciences Fund                      $  99     $ 309    $   536   $ 1,190
    Janus Global Technology Fund                         $ 106     $ 331    $   574   $ 1,271
  CORE
    Janus Balanced Fund                                  $  82     $ 255    $   444   $   990
    Janus Contrarian Fund                                $  95     $ 296    $   515   $ 1,143
    Janus Core Equity Fund                               $  92     $ 287    $   498   $ 1,108
    Janus Growth and Income Fund                         $  90     $ 281    $   488   $ 1,084
    Janus Research Fund                                  $ 164     $ 508    $   876   $ 1,911
  RISK-MANAGED
    INTECH Risk-Managed Stock Fund(1)                    $  91     $ 284    $   493   $ 1,096
  VALUE
    Janus Mid Cap Value Fund - Investor Shares           $  95     $ 296    $   515   $ 1,143
  INTERNATIONAL & GLOBAL
    Janus Global Opportunities Fund                      $ 105     $ 328    $   569   $ 1,259
    Janus Overseas Fund                                  $  92     $ 287    $   498   $ 1,108
    Janus Worldwide Fund                                 $  87     $ 271    $   471   $ 1,049

  (1) Formerly named Janus Risk-Managed Stock Fund.

 62 Janus Equity Funds prospectus

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

   This section takes a closer look at the Funds' principal investment strategies and certain risks of investing in the Funds. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote. Other, non-fundamental strategies and policies can be changed by the Trustees without prior notice to shareholders.

   Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We have also included a "Glossary of Investment Terms" with descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

   The following questions and answers are designed to help you better understand the Funds' principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED FOR THE FUNDS MANAGED BY JANUS?

   Unless its investment objective or policies prescribe otherwise, each of the Funds may invest substantially all of its assets in common stocks if its investment personnel believe that common stocks will appreciate in value. The investment personnel generally take a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The investment personnel make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The Funds may sell a holding if, among other things, the security reaches the investment personnel's price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the investment personnel find a better investment opportunity. The Funds may also sell a holding to meet redemptions.

   Janus Balanced Fund and Janus Growth and Income Fund may each emphasize varying degrees of income. Realization of income is not a significant consideration when choosing investments for the other Funds. Income realized on the Funds' investments may be incidental to their objectives. In the case of Janus Balanced Fund and Janus Growth and Income Fund, the investment personnel may consider dividend-paying characteristics to a greater degree in selecting common stocks.

   Janus Contrarian Fund and Janus Global Opportunities Fund emphasize investments in companies with attractive prices compared to their free cash flow. The investment personnel will typically seek attractively valued companies that are improving their free cash flow and improving their returns on invested capital. These companies may also include special situations companies that are experiencing management changes and/or are temporarily out of favor.

                                   Principal investment strategies and risks  63

2. HOW ARE COMMON STOCKS SELECTED BY INTECH FOR INTECH RISK-MANAGED STOCK FUND?

   INTECH applies a mathematical portfolio management process to construct an investment portfolio for the Fund. INTECH developed the formulas underlying this mathematical process.

   The mathematical process is designed to take advantage of market volatility (variation in stock prices), rather than using fundamental research or market/ economic trends to predict the future returns of stocks. The process seeks to generate a return in excess of the Fund's benchmark over the long term, while controlling the risk relative to the benchmark. The mathematical process involves:

   - selecting stocks primarily from stocks within the Fund's benchmark;

   - periodically determining a target weighting of these stocks and rebalancing to the target weighting; and

   - monitoring the total risk and volatility of the Fund's holdings with respect to its benchmark index.

   INTECH seeks to outperform the Fund's benchmark index through its mathematical process. INTECH seeks to identify stocks for the Fund in a manner that does not increase the overall portfolio volatility above that of the benchmark index. More volatile stocks may tend to reside on the smaller cap end of the benchmark index. INTECH employs risk controls designed to minimize the risk of significant underperformance relative to the benchmark index. However, the proprietary mathematical process used by INTECH may not achieve the desired results.

   The Fund may use exchange-traded funds, as well as futures, options, and other derivatives, to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs.

3. HOW ARE COMMON STOCKS SELECTED BY PERKINS FOR JANUS MID CAP VALUE FUND?

   Janus Mid Cap Value Fund's investment personnel focus on companies that have fallen out of favor with the market or appear to be temporarily misunderstood by the investment community. The investment personnel of the Fund look for companies with strong fundamentals and competent management. They generally look for companies with products and services that give them a competitive advantage.

4. ARE THE SAME CRITERIA USED BY JANUS AND PERKINS TO SELECT FOREIGN SECURITIES?

   Generally, yes. The investment personnel seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined

 64 Janus Equity Funds prospectus
   allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Funds may invest and the Funds may at times have significant foreign exposure.

5. ARE THE SAME CRITERIA USED BY INTECH TO SELECT FOREIGN SECURITIES?

   Generally, yes. To the extent that foreign securities may be included in the Fund's benchmark index, INTECH's mathematical portfolio process may select foreign securities from within the benchmark index, regardless of where a company is located. There are no limitations on the countries in which the Fund may invest.

6. WHAT IS A "SPECIAL SITUATION"?

   Each Fund may invest in special situations or turnarounds. A special situation arises when the investment personnel believe that the securities of an issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management; or (iv) significant changes in cost structure. A Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

7. WHAT DOES "MARKET CAPITALIZATION" MEAN?

   Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criterion for Janus Enterprise Fund, Janus Triton Fund, and Janus Mid Cap Value Fund. Although the other Funds offered by this Prospectus do not emphasize investments in companies of any particular size, Funds with a larger asset base (e.g., Janus Fund and Janus Worldwide Fund) are more likely to invest in larger, more established issuers.

                                   Principal investment strategies and risks  65

8. WHAT DOES "LIFE SCIENCE ORIENTATION" MEAN IN RELATION TO JANUS GLOBAL LIFE SCIENCES FUND?

   Generally speaking, the "life sciences" relate to maintaining or improving quality of life. So, for example, companies with a "life science orientation" include companies engaged in research, development, production, or distribution of products or services related to health and personal care, medicine, or pharmaceuticals. Life science oriented companies also include companies that the investment personnel believe have growth potential primarily as a result of particular products, technology, patents, or other market advantages in the life sciences. Life sciences encompass a variety of industries, including health care, nutrition, agriculture, medical diagnostics, nuclear and biochemical research and development, and health care facilities ownership and operation.

9. WHAT IS JANUS GLOBAL TECHNOLOGY FUND'S INDUSTRY POLICY?

   Janus Global Technology Fund will not concentrate its investments in any particular industry or group of related industries. As a result, its investment personnel may have more flexibility to find companies that they believe will benefit from advances or improvements in technology in a number of industries. Nevertheless, the Fund may hold a significant portion of its assets in industries such as: aerospace/defense; biotechnology; computers; office/business equipment; semiconductors; software; telecommunications; and telecommunications equipment.

10. HOW DO THE INVESTMENT PERSONNEL FOR JANUS CONTRARIAN FUND, JANUS MID CAP VALUE FUND, AND JANUS GLOBAL OPPORTUNITIES FUND DETERMINE THAT A COMPANY MAY BE UNDERVALUED?

   A company may be undervalued when, in the opinion of the Funds' investment personnel, the company is selling for a price that is below its intrinsic worth. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company, or other factors. Such factors may provide buying opportunities at attractive prices compared to historical or market price-earnings ratios, price/free cash flow, book value, or return on equity. The investment personnel believe that buying these securities at a price that is below their intrinsic worth may generate greater returns for the Funds than those obtained by paying premium prices for companies currently in favor in the market.

11. HOW DO JANUS BALANCED FUND AND JANUS GROWTH AND INCOME FUND DIFFER FROM EACH OTHER?

   Janus Balanced Fund places a greater emphasis on the income component of its portfolio and will normally invest 40-50% of its net assets in securities selected primarily for their income potential. Growth and Income Fund will normally

 66 Janus Equity Funds prospectus
   invest at least 25% of its net assets in securities the investment personnel believe have income potential. As a result, Janus Balanced Fund is expected to be less volatile than Janus Growth and Income Fund. Janus Growth and Income Fund places a greater emphasis on growth stocks and may derive a greater portion of its income from dividend-paying common stocks. Because of these factors, its NAV can be expected to fluctuate more than Janus Balanced Fund.

12. HOW ARE ASSETS ALLOCATED BETWEEN THE GROWTH AND INCOME COMPONENTS OF JANUS BALANCED FUND'S AND JANUS GROWTH AND INCOME FUND'S PORTFOLIOS?

   Janus Balanced Fund and Janus Growth and Income Fund shift assets to varying degrees between the growth and income components of their portfolio holdings based on the investment personnel's analyses of relevant market, financial, and economic conditions. If the investment personnel believe that growth securities will provide better returns than the yields then available or expected on income-producing securities, that Fund will place a greater emphasis on the growth component. Janus Balanced Fund's growth component will normally be 50-60% of its net assets. Janus Growth and Income Fund's growth component will normally be up to 75% of its net assets. In addition, the Funds' income component may consist of dividend-paying stocks which exhibit growth characteristics.

13. WHAT TYPES OF SECURITIES MAKE UP THE GROWTH COMPONENT OF JANUS BALANCED FUND'S AND JANUS GROWTH AND INCOME FUND'S PORTFOLIOS?

   The growth component of these Funds' portfolios is expected to consist primarily of common stocks, but may also include preferred stocks, convertible securities, or other securities selected primarily for their growth potential.

14. WHAT TYPES OF SECURITIES MAKE UP THE INCOME COMPONENT OF JANUS BALANCED FUND'S AND JANUS GROWTH AND INCOME FUND'S PORTFOLIOS?

   The income component of Janus Balanced Fund's holdings will consist primarily of fixed-income securities while Janus Growth and Income Fund's income component will consist largely of equities and other securities that the investment personnel believe have income potential. Such securities may include equity securities, convertible securities, equity derivatives (including equity-linked structured notes, such as PERCs, PERQs, YESs, and YEELDs), and all types of debt securities. Equity securities may be included in the income component of a Fund if they currently pay dividends or the investment personnel believe they have the potential for either increasing their dividends or commencing dividends, if none are currently paid. Accordingly, Janus Growth and Income Fund's income component may also exhibit growth characteristics.

                                   Principal investment strategies and risks  67

15. HOW COULD INTEREST RATES AFFECT THE VALUE OF MY JANUS BALANCED FUND OR JANUS GROWTH AND INCOME FUND INVESTMENT?

   Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices are generally less directly responsive to interest rate changes than investment grade issues and may not always follow this pattern. The income component of Janus Balanced Fund's and Janus Growth and Income Fund's holdings may include fixed-income securities.

16. WHAT ARE U.S. GOVERNMENT SECURITIES?

   The Funds, particularly Janus Balanced Fund, may invest in U.S. Government securities. U.S. Government securities include those issued directly by the U.S. Treasury and those issued or guaranteed by various U.S. Government agencies and instrumentalities. Some government securities are backed by the "full faith and credit" of the United States. Other government securities are backed only by the rights of the issuer to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. Government to purchase the obligations. Certain other government securities are supported only by the credit of the issuer. For securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. Although they are high-quality, such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the United States.

RISKS

   Because the Funds may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Fund's share price may also decrease. A Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings ("IPOs"), or companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow. Janus Global Life Sciences Fund's and Janus Global Technology Fund's performance may also be affected by industry risk to a greater extent than the other Funds.

 68 Janus Equity Funds prospectus

   Janus Capital is the adviser to the Funds and the Janus Smart Portfolios (each of which is a "fund of funds" that primarily invests in other Janus Capital mutual funds). Because Janus Capital is the adviser to the Janus Smart Portfolios and the Funds, it is subject to certain potential conflicts of interest when allocating the assets of the Janus Smart Portfolios among such Funds. Purchases and redemptions of Fund shares by a Janus Smart Portfolio due to reallocations or rebalancings may result in a Fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase a Fund's transaction costs. Large redemptions by a Janus Smart Portfolio may cause a Fund's expenses to increase due to a resulting smaller asset base. In addition, the Janus Smart Portfolios' portfolio manager, who also serves the role of Director of Risk Management and Performance of Janus Capital, has regular and continuous access to the holdings of the Funds as well as knowledge of, and potential impact on, investment strategies and techniques of the Funds. Janus Capital believes these potential conflicts may be mitigated through its compliance monitoring, including that of asset allocations by the portfolio manager. In addition, Janus Capital has retained an independent consultant to provide research and consulting services with respect to asset allocation and investments for the Janus Smart Portfolios.

   The officers and Trustees of the Funds may also serve as officers and Trustees of the Janus Smart Portfolios. Conflicts may arise as the officers and Trustees seek to fulfill their fiduciary responsibilities to both the Janus Smart Portfolios and the Funds. The Trustees intend to address any such conflicts as deemed appropriate.

   Janus Capital manages accounts which engage in short sales. The simultaneous management of long and short portfolios creates potential conflicts of interest, including the risk that short sale activity could adversely affect the market value of long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time.

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

   The following questions and answers are designed to help you better understand some of the risks of investing in the Funds.

1. HOW DOES THE NONDIVERSIFICATION CLASSIFICATION OF JANUS ORION FUND, JANUS CONTRARIAN FUND, AND JANUS GLOBAL OPPORTUNITIES FUND AFFECT THEIR RISK PROFILE?

   Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a nondiversified fund more flexibility to focus its investments in the most attractive companies identified by the investment

                                   Principal investment strategies and risks  69
   personnel. However, because the appreciation or depreciation of a single stock may have a greater impact on the NAV of a nondiversified fund, its share price can be expected to fluctuate more than a comparable diversified fund. This fluctuation, if significant, may affect the performance of a Fund. Since Janus Orion Fund normally invests primarily in a core portfolio of 20-30 common stocks, this risk may be increased.

2. WHAT IS "INDUSTRY RISK"?

   Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Each Fund's investments, if any, in multiple companies in a particular industry increase that Fund's exposure to industry risk. In the life sciences, for example, many companies are subject to government regulation and approval of their products and services, which may affect their price or availability. In addition, the products and services offered by these companies may quickly become obsolete in the face of scientific or technological developments. The economic outlook of such companies may fluctuate dramatically due to changes in regulatory or competitive environments. Similarly, in technology-related industries, competitive pressures may have a significant effect on the performance of companies in which a Fund may invest. In addition, technology and technology-related companies often progress at an accelerated rate, and these companies may be subject to short product cycles and aggressive pricing, which may increase their volatility.

   Janus Global Life Sciences Fund invests in a concentrated portfolio, which may result in greater exposure to related industries. As a result, this Fund may be more volatile than a less concentrated portfolio.

3. WHAT ARE THE RISKS ASSOCIATED WITH VALUE INVESTING?

   If the investment personnel's perception of a company's worth is not realized in the time frame they expect, the overall performance of Janus Contrarian Fund, Janus Mid Cap Value Fund, and Janus Global Opportunities Fund may suffer. In general, the investment personnel believe this risk is mitigated by investing in companies that are undervalued in the market in relation to earnings, cash flow, dividends, and/or assets.

4. HOW COULD THE FUNDS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

   Unless otherwise limited by its specific investment policies, each Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater

 70 Janus Equity Funds prospectus
   risks than investing in domestic securities because a Fund's performance may depend on factors other than the performance of a particular company. These factors include:

   - CURRENCY RISK. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

   - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fund's assets from that country.

   - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

   - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder a Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

   - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

5. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN SECURITIES OF COMPANIES FROM EMERGING MARKET COUNTRIES?

   Within the parameters of their specific investment policies, the Funds, particularly Janus Global Life Sciences Fund, Janus Global Technology Fund, Janus Global Opportunities Fund, Janus Overseas Fund, and Janus Worldwide

                                   Principal investment strategies and risks  71

   Fund, may invest an unlimited amount of their assets in a company or companies from one or more "developing countries" or "emerging markets." Such countries include, but are not limited to, countries included in the MSCI Emerging Markets Index(SM). Janus Orion Fund, Janus Triton Fund, Janus Contrarian Fund, and Janus Research Fund have at times invested a significant portion of their assets in emerging markets and may continue to do so. To the extent that a Fund invests a significant amount of its assets in one or more countries, returns and NAV may be affected to a large degree by events and economic conditions in such countries. A summary of each Fund's investments by country is contained in the Funds' shareholder reports and in the Funds' Form N-Q filed with the SEC.

   In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in more developed markets. The securities markets of many of the countries in which the Funds may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Funds to obtain or to enforce a judgment against the issuers of such securities. The Funds may be subject to emerging markets risk to the extent that they invest in companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets.

6. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

   High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's Ratings Service ("Standard & Poor's"), Fitch, Inc. ("Fitch"), and Moody's Investors Service, Inc. ("Moody's") (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's) or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

   The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. When secondary markets for high-yield securities are less liquid than the market for investment grade securities, it also may be more difficult to value the securities because valuation may require more research, and elements of

 72 Janus Equity Funds prospectus
   judgment may play a larger role in the valuation because there is less reliable, objective data available.

   Please refer to the "Explanation of Rating Categories" section of the Statement of Additional Information for a description of bond rating categories.

7. HOW DO THE FUNDS TRY TO REDUCE RISK?

   The Funds may use futures, options, swap agreements, and other derivative instruments individually or in combination to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Funds may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that derivative investments will benefit the Funds. A Fund's performance could be worse than if the Fund had not used such instruments.

   INTECH Risk-Managed Stock Fund's subadviser, INTECH, approaches risk management from a perspective that evaluates risk relative to a direct investment in the benchmark index. Risk controls are designed to minimize the risk of significant underperformance relative to the benchmark index.

   INTECH Risk-Managed Stock Fund normally remains as fully invested as possible and does not seek to lessen the effects of a declining market through hedging or temporary defensive positions. However, they may use futures and options and may invest in exchange-traded funds to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. There is no guarantee that these types of derivative investments will work and their use could cause lower returns or even losses to the Fund.

8. CERTAIN FUNDS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

   Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

                                   Principal investment strategies and risks  73

GENERAL PORTFOLIO POLICIES

   Unless otherwise stated, each of the following general policies apply to all of the Funds. Except for the Funds' policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus normally apply only at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

   WAITING PERIOD
   Janus Mercury Fund and Janus Research Fund may be subject to a waiting period prior to purchases or sales of securities in order to attempt to provide equitable dissemination of the Research Team's ideas to other Janus fund investment personnel. A waiting period may not be applicable where the idea is already disseminated among other Janus fund investment personnel. Any waiting period may adversely affect the purchase or sale price of a security, due to the time delay. This may, in turn, affect the return on your investment in the Funds.

   CASH POSITION
   INTECH Risk-Managed Stock Fund, subadvised by INTECH, normally remains as fully invested as possible and does not seek to lessen the effects of a declining market through hedging or temporary defensive positions. INTECH Risk-Managed Stock Fund may use exchange-traded funds as well as futures, options, and other derivatives to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. There is no guarantee that these types of derivative investments will work and their use could cause lower returns or even losses to the Fund.

   Except as described above for INTECH Risk-Managed Stock Fund, the Funds may not always stay fully invested in stocks and bonds. For example, when a Fund's investment personnel believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, a Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after a Fund has committed available assets to desirable investment opportunities. Partly because the Funds' investment personnel act independently of each other, the cash positions of the Funds may vary significantly. When a Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks or bonds.

   In addition, a Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in

 74 Janus Equity Funds prospectus
   certain circumstances, for example, to meet unusually large redemptions. A Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, a Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may not achieve its investment objective.

   OTHER TYPES OF INVESTMENTS
   Unless otherwise stated within its specific investment policies, each Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Funds. If successful, they may benefit the Funds by earning a return on the Funds' assets or reducing risk; however, they may not achieve the Funds' objectives. These securities and strategies may include:

   - debt securities

   - indexed/structured securities

   - high-yield/high-risk bonds (20% or less of Janus Contrarian Fund's, Janus Core Equity Fund's, and Janus Mid Cap Value Fund's assets and 35% or less of each of the other Fund's assets, with the exception of INTECH Risk-Managed Stock Fund, which does not intend to invest in high-yield/high-risk bonds)

   - options, futures, forwards, swap agreements, participatory notes, exchange-traded funds, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

   - short sales "against the box" and "naked" short sales, with the exception of INTECH Risk-Managed Stock Fund, which does not intend to invest in short sales (no more than 8% of a Fund's assets may be invested in naked short sales)

   - securities purchased on a when-issued, delayed delivery, or forward commitment basis

   - bank loans, which may be acquired through loan participations and assignments (for Janus Balanced Fund only; no more than 5% of the Fund's total assets)

   ILLIQUID INVESTMENTS
   Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not

                                   Principal investment strategies and risks  75
   registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Funds' Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit. INTECH Risk-Managed Stock Fund does not intend to invest in illiquid investments.

   FOREIGN SECURITIES
   Unless otherwise stated within its specific investment policies, each Fund may invest without limit in foreign equity and debt securities. The Funds may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies. INTECH Risk-Managed Stock Fund's investments in foreign securities are limited to the extent those securities are included in its benchmark index.

   SPECIAL SITUATIONS
   Each Fund may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of a Fund's investment personnel, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. A Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

   SECURITIES LENDING
   The Funds may seek to earn additional income through securities lending. Certain Funds may lend their portfolio securities to parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. There is a risk of delay in recovering a loaned security and/or a risk of loss in collateral rights if the borrower fails financially.

 76 Janus Equity Funds prospectus

   PORTFOLIO TURNOVER
   In general, the Funds intend to purchase securities for long-term investment, although, to a limited extent, each Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of a Fund's investments, and the investment style of the investment personnel. Changes are made in a Fund's portfolio whenever its investment personnel believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

   In general, INTECH Risk-Managed Stock Fund intends to purchase securities for long-term investment, although, to a limited extent, portfolio securities may be held for relatively shorter periods. Short-term transactions may also result from liquidity needs, securities having reached a price objective, changes in the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment. As a result of INTECH's investment process, the Fund may sell one security and simultaneously purchase the same or a comparable security. Portfolio turnover may also be affected by market conditions, changes in the size of the Fund, and the nature of the Fund's investments. Portfolio turnover rates are not a factor in making buy and sell decisions.

   The rebalancing techniques used by INTECH Risk-Managed Stock Fund may result in a higher portfolio turnover compared to a "buy and hold" fund strategy. INTECH periodically rebalances the stocks in the portfolio to their target weighting versus the Fund's benchmark index, as determined by INTECH's mathematical process.

   Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Fund's performance. The "Financial Highlights" section of this Prospectus shows the Funds' historical turnover rates.

                                   Principal investment strategies and risks  77

--------------------------------------------------------------------------------

                               JANUS EQUITY FUNDS

                              Shareholder's Manual

                                       This Shareholder's Manual is
                                       for those shareholders
                                       investing directly with the
                                       Funds. This section will help
                                       you become familiar with the
                                       different types of accounts
                                       you can establish with Janus.
                                       It also explains in detail
                                       the wide array of services
                                       and features you can
                                       establish on your account, as
                                       well as describes account
                                       policies and fees that may
                                       apply to your account.
                                       Account policies (including
                                       fees), services, and features
                                       may be modified or
                                       discontinued without
                                       shareholder approval or prior
                                       notice.

                                       (JANUS LOGO)

DOING BUSINESS WITH JANUS
--------------------------------------------------------------------------------

ONLINE - www.janus.com - 24 HOURS A DAY, 7 DAYS A WEEK
--------------------------------------------------------------------------------

ON www.janus.com* YOU CAN:

- Open the following types of accounts: individual, joint, UGMA/UTMA, Traditional and Roth IRAs, Simplified Employee Pension ("SEP") IRAs, and Coverdell Education Savings Accounts
- Review your account or complete portfolio
- Buy, exchange, and sell Funds
- View your personalized performance
- Obtain Fund information and performance
- Update personal information
- Receive electronic daily, quarterly, and year-end statements, semiannual and annual reports, prospectuses, and tax forms

* Certain account or transaction types may be restricted from being processed through www.janus.com. If you would like more information about these restrictions, please contact a Janus representative.

JANUS XPRESSLINE(TM)
1-888-979-7737
- 24-HOUR AUTOMATED PHONE SYSTEM

JANUS REPRESENTATIVES
1-800-525-3713

TDD
For the speech and hearing impaired.
1-800-525-0056

MAILING ADDRESS
Janus
P.O. Box 173375
Denver, CO 80217-3375

FOR OVERNIGHT MAIL
Janus
720 S. Colorado Blvd., Suite 290A
Denver, CO 80246-1929

 80  Janus Equity Funds prospectus

MINIMUM INVESTMENTS*

    To open a new regular Fund account                         $2,500

    To open a new UGMA/UTMA account, Coverdell Education
    Savings Account, or a retirement Fund account
      - without an automatic investment program                $1,000
      - with an automatic investment program of $100 per
        month                                                  $  500

    To add to any existing type of Fund account                $  100

   * The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part. Participants in certain retirement plans, including but not limited to, 403(b)(7) accounts, Janus prototype Money Purchase Pension and Profit Sharing plans, SEP IRAs, SAR SEP IRAs, or outside qualified retirement plans, may not be subject to the stated minimums. Employees of Janus Capital, its wholly-owned subsidiaries, and INTECH may open Fund accounts for $100.

   MINIMUM INVESTMENT REQUIREMENTS
   Due to the proportionately higher costs of maintaining small accounts, the Funds reserve the right to deduct an annual $25 minimum balance fee per Fund account with values below the minimums described under "Minimum Investments" or to close Fund accounts valued at less than $100. This policy may not apply to accounts that fall below the minimums solely as a result of market value fluctuations or to those accounts not subject to a minimum investment requirement. The fee or account closure will occur during the fourth quarter of each calendar year. You may receive written notice before we charge the $25 fee or close your account so that you may increase your account balance to the required minimum. Please note that you may incur a tax liability as a result of the fee being charged or the redemption.

TYPES OF ACCOUNT OWNERSHIP

   Please refer to www.janus.com or an account application for specific requirements to open and maintain an account.

   INDIVIDUAL OR JOINT OWNERSHIP
   Individual accounts are owned by one person. Joint accounts have two or more owners.

   TRUST
   An established trust can open an account. The names of each trustee, the name of the trust, and the date of the trust agreement must be included on the application.

                                                        Shareholder's manual  81

   BUSINESS ACCOUNTS
   Corporations and partnerships may also open an account. The application must be signed by an authorized officer of the corporation or a general partner of the partnership.

TAX-DEFERRED ACCOUNTS

   Please refer to www.janus.com or an account application for specific requirements to open and maintain an account. Certain tax-deferred accounts can only be opened and maintained via written request. Please contact a Janus representative for more information.

   If you are eligible, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. The types of tax-deferred accounts that may be opened with Janus are described below. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account. You may initiate a rollover or a transfer of assets from certain tax-deferred accounts via www.janus.com.

   INVESTING FOR YOUR RETIREMENT

   Please visit www.janus.com or call a Janus representative for more complete information regarding the different types of IRAs. Distributions from these plans may be subject to income tax and to an additional tax if withdrawn prior to age 59 1/2 or used for a nonqualifying purpose.

   TRADITIONAL AND ROTH IRAS
   Both IRAs allow most individuals with earned income to contribute up to the lesser of $4,000 or 100% of compensation for tax years 2005 and 2006. In addition, for the 2005 tax year IRA holders age 50 or older may contribute $500 more than these limits; and for the 2006 tax year IRA holders age 50 or older may contribute $1,000 more than these limits.

   SIMPLIFIED EMPLOYEE PENSION (SEP) IRAS
   This plan allows small business owners (including sole proprietors) to make tax-deductible contributions for themselves and any eligible employee(s). A SEP requires an IRA (a SEP-IRA) to be set up for each SEP participant.

   PROFIT SHARING OR MONEY PURCHASE PENSION PLAN
   These plans are open to corporations, partnerships, and small business owners (including sole proprietors) for the benefit of their employees and themselves. You may only open and maintain this type of account via written request. Please contact a Janus representative for more information.

 82  Janus Equity Funds prospectus

   SECTION 403(b)(7) PLAN
   Employees of educational organizations or other qualifying tax-exempt organizations may be eligible to participate in a Section 403(b)(7) plan. You may only open and maintain this type of account via written request. Please contact a Janus representative for more information.

ACCOUNTS FOR THE BENEFIT OF A CHILD

   CUSTODIAL ACCOUNTS (UGMA OR UTMA)
   An UGMA/UTMA account is a custodial account managed for the benefit of a minor.

   COVERDELL EDUCATION SAVINGS ACCOUNT
   This plan allows individuals, subject to certain income limitations, to contribute up to $2,000 annually on behalf of any child under the age of 18. Contributions are also allowed on behalf of children with special needs beyond age 18. Distributions are generally subject to income tax if not used for qualified education expenses.

   Please refer to the chart on the following pages for information on opening an account and conducting business with Janus. With certain limited exceptions, the Funds are available only to U.S. citizens or residents.

                                                        Shareholder's manual  83

 TO OPEN AN ACCOUNT OR BUY SHARES

 Certain tax-deferred accounts can only be opened and maintained via written request. Please contact a Janus representative for more information.
 ONLINE AT www.janus.com
 ------------------------------------------------------------------------------

 - You may open a new Fund account or you may buy shares in an existing Fund account. You may elect to have Janus electronically withdraw funds from your designated bank account. You may initiate a rollover or a transfer of assets from certain tax-deferred accounts via www.janus.com. Janus.com will provide real-time confirmation of your transaction.

 BY TELEPHONE
 ------------------------------------------------------------------------------

 - For an existing account, you may use Janus XpressLine(TM) to buy shares 24 hours a day, or you may call a Janus representative during normal business hours. Janus will electronically withdraw funds from your designated bank account.

 - You may also buy shares by wiring money from your bank account to your Fund account. For wiring instructions, call a Janus representative.

 BY MAIL/IN WRITING
 ------------------------------------------------------------------------------

 - To open your Fund account, complete and sign the appropriate application. Make your check payable to Janus or elect a one-time electronic withdrawal from your bank account as noted on the appropriate application.

 - To buy additional shares, complete the remittance slip accompanying your confirmation statement. If you are making a purchase into a retirement account, please indicate whether the purchase is a rollover or a current or prior year contribution. Send your check and remittance slip or written instructions to the address listed on the slip.

 BY AUTOMATED INVESTMENTS
 ------------------------------------------------------------------------------

 - To buy additional shares through the Automatic Investment Program, you select the frequency with which your money ($100 minimum) will be electronically transferred from your bank account to your Fund account. Certain tax-deferred accounts are not eligible for automated investments.

 - You may buy additional shares using Payroll Deduction if your employer can initiate this type of transaction. You may have all or a portion of your paycheck ($100 minimum) invested directly into your Fund account.
   -----------------------------------------------------------------------------
   Note: For more information, refer to "Paying for Shares."

 84  Janus Equity Funds prospectus

    TO EXCHANGE SHARES                    TO SELL SHARES
    ONLINE AT www.janus.com               ONLINE AT www.janus.com
    --------------------------------      --------------------------------
    - Exchanges may be made online        - Redemptions may be made online
      at www.janus.com.                     at www.janus.com.



    BY TELEPHONE                          BY TELEPHONE
    --------------------------------      --------------------------------
    - Generally all accounts are          - Generally all accounts are
      automatically eligible to             automatically eligible to sell
      exchange shares by telephone.         shares by telephone. To sell
      To exchange all or a portion          all or a portion of your
      of your shares into any other         shares, call Janus
      available Janus fund, call            XpressLine(TM) or a Janus
      Janus XpressLine(TM) or a             representative. The Funds
      Janus representative.                 reserve the right to limit the
                                            dollar amount that you may
                                            redeem from your account by
                                            telephone.



    BY MAIL/IN WRITING                    BY MAIL/IN WRITING
    --------------------------------      --------------------------------
    - To request an exchange in           - To request a redemption in
      writing, please follow the            writing, please follow the
      instructions in "Written              instructions in "Written
      Instructions."                        Instructions."



    BY SYSTEMATIC EXCHANGE                BY SYSTEMATIC REDEMPTION
    --------------------------------      --------------------------------
    - You determine the amount of         - This program allows you to
      money you would like automati-        sell shares worth a specific
      cally exchanged from one Fund         dollar amount from your Fund
      account to another on any day         account on a regular basis.
      of the month.
    --------------------------------      --------------------------------
     Note: For more information,           Note: For more information,
           refer to "Exchanges."                 refer to "Payment of
                                                 Redemption Proceeds."

                                                        Shareholder's manual  85

PAYING FOR SHARES

   Please note the following when purchasing shares:

   - Cash, credit cards, third party checks (with certain limited exceptions), travelers cheques, credit card checks, or money orders will not be accepted.

   - All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks or an accepted Canadian bank.

   - When purchasing shares through the Automatic Investment Program, if no date or dollar amount is specified on your application, investments of $100 will be made on the 20th of each month. Your first automatic investment may take up to two weeks to establish. If the balance in the Janus fund account you are buying into falls to zero as the result of a redemption or exchange, your Automatic Investment Program will be discontinued.

   - We may make additional attempts to debit your predesignated bank account for automated investments that initially fail. You are liable for any costs associated with these additional attempts. If your automated investment fails, you may purchase shares of the Funds by submitting good funds via another method accepted by the Funds (e.g., by wire transfer). In this case, your purchase will be processed at the next NAV determined after we receive good funds, not at the NAV available as of the date of the original request.

   - Each Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading. For more information about the Funds' policy on excessive trading, see "Excessive Trading."

   - If all or a portion of a purchase is received for investment without a specific fund designation, for investment in one of our closed funds, or for investment in a fund that is not yet available for public sale, the undesignated amount or entire investment, as applicable, will be invested in the Janus Money Market Fund-Investor Shares ("Money Market Fund"). For investments without a specific fund designation, where you own a single Fund account with a current balance greater than zero, the investment will be applied to that Fund account. For investments without a specific fund designation, where you own two or more Fund accounts with current balances greater than zero, and for investments in closed funds, unless you later direct Janus to (i) buy shares of another Janus fund or (ii) sell shares of the Money Market Fund and return the proceeds (including any dividends earned) to you, Janus will treat your inaction as approval of the purchase of the Money Market Fund. If you hold shares of a closed fund and submit an order directly to Janus for your account in that closed fund, your account must be open and your order must clearly indicate that you are currently a shareholder of the closed fund, or your money will be invested in the Money Market Fund. If you submit an order to buy shares of a fund

 86  Janus Equity Funds prospectus
     that is not yet available for investment (during a subscription period), your investment will be held in the Money Market Fund until the new fund's commencement of operations. At that time, your investment (including any dividends) will be automatically exchanged from the Money Market Fund to the new fund. All orders for purchase, exchange, or sale will receive the NAV as described under "Policies in Relation to Transactions."

   - For Fund purchases by check, if your check does not clear for any reason, your purchase will be cancelled.

   - If your purchase is cancelled for any reason, you will be responsible for any losses or fees imposed by your bank and may be responsible for losses that may be incurred as a result of any decline in the value of the cancelled purchase.

EXCHANGES

   Please note the following when exchanging shares:

   - An exchange represents the sale of shares from one Fund and the purchase of shares of another Fund, which may produce a taxable gain or loss in a non-retirement account.

   - You may generally exchange shares of a Fund for shares of any fund in the Trust.

   - New Janus fund accounts established by exchange must be opened with $2,500 or the total account value if the value of the Janus fund account you are exchanging from is less than $2,500.

   - UGMA/UTMA accounts, Traditional or Roth IRAs, Simplified Employee Pension IRAs, and Coverdell Education Savings Accounts established by exchange must meet the minimum investment requirements previously described. If the value of the Janus fund account you are exchanging from is less than the stated minimum, you must exchange the entire balance.

   - Exchanges between existing Janus fund accounts must meet the $100 subsequent investment requirement.

   - For Systematic Exchanges, if no date is specified on your request, systematic exchanges will be made on the 20th of each month. You may establish this option for as little as $100 per exchange. If the balance in the Janus fund account you are exchanging from falls below the Systematic Exchange amount, all remaining shares will be exchanged and your Systematic Exchange Program will be discontinued.

   - The exchange privilege is not intended as a vehicle for short-term or excessive trading. You may make up to four round trips in a Fund in a 12-month period, although the Funds at all times reserve the right to reject any exchange

                                                        Shareholder's manual  87
     purchase for any reason without prior notice. Generally, a "round trip" is a redemption out of a Fund (by any means) followed by a purchase back into the same Fund (by any means). Different restrictions may apply if you invest through an intermediary. The Funds will work with financial intermediaries to apply the Funds' exchange limit. However, the Funds may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Funds' policy on excessive trading, see "Excessive Trading."

   - The Janus funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

   - An exchange from JANUS GLOBAL LIFE SCIENCES FUND, JANUS GLOBAL TECHNOLOGY FUND, INTECH RISK-MANAGED STOCK FUND, JANUS GLOBAL OPPORTUNITIES FUND, JANUS OVERSEAS FUND, or JANUS WORLDWIDE FUND of shares held for three months or less may be subject to the Funds' redemption fee. For more information on redemption fees, including a discussion of the circumstances in which the redemption fee may not apply, see "Redemption Fee."

   - With certain limited exceptions, exchanges between Janus fund accounts will be accepted only if the registrations are identical. If you are exchanging into a closed Janus fund, you will need to meet criteria for investing in the closed fund. For more information, see "Closed Fund Policies."

   - If the shares you are exchanging are held in certificate form, you must return the certificate to Janus prior to making any exchanges. Shares are no longer available in certificate form.

   Note: For the fastest and easiest way to exchange shares, log on to www.janus.com* 24 hours a day, 7 days a week.

   * Certain account types do not allow transactions via www.janus.com. For more information, access www.janus.com or refer to this Shareholder's Manual.

EXCESSIVE TRADING

   EXCESSIVE TRADING POLICIES AND PROCEDURES

   The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Funds are intended for long-term investment purposes only and the Funds will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Funds' exchange limits or excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered

 88  Janus Equity Funds prospectus
   in enforcing these policies and procedures. As described below, however, the Funds may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and sales of the Funds' shares by multiple investors are aggregated by the intermediary and presented to the Funds on a net basis, may effectively conceal the identity of individual investors and their transactions from the Funds and their agents.

   The Funds attempt to deter excessive trading through at least the following methods:

   - exchange limitations as described under "Exchanges;"

   - redemption fees as described under "Redemption Fee" (where applicable on certain Funds); and

   - fair valuation of securities as described under "Pricing of Fund Shares."

   The Funds monitor Fund share transactions, subject to the limitations described below. Generally, a purchase of a Fund's shares followed by the redemption of the Fund's shares within a 90-day period may result in enforcement of a Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Funds reserve the right to reject any purchase request as explained above.

   The Funds may suspend or permanently terminate the exchange privilege of any investor who makes more than four round trips (as defined under "Exchanges") in a Fund in a 12-month period and may bar future purchases into the Fund and any of the other Janus funds by such investor. The Funds' exchange limits and excessive trading policies generally do not apply to a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice; and transactions in the Janus funds by the Janus Smart Portfolios (each of which is a "fund of funds" that primarily invests in other Janus mutual funds).

   The Funds' Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

   Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Funds' excessive trading policies and procedures and may be rejected in whole or in part by a Fund. The Funds, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries

                                                        Shareholder's manual  89
   that transmit purchase, exchange, and redemption orders to the Funds, and thus the Funds may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Funds' excessive trading policies may be cancelled or revoked by a Fund by the next business day following receipt by that Fund.

   In an attempt to detect and deter excessive trading in omnibus accounts, the Funds or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Funds' ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

   Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Funds' methods to detect and deter excessive trading.

   Each Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to a Fund. For example, a Fund may refuse a purchase order if the Fund's investment personnel believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

   The Funds' policies and procedures regarding excessive trading may be modified at any time by the Funds' Board of Trustees.

   EXCESSIVE TRADING RISKS

   Excessive trading may present risks to a Fund's long-term shareholders. Excessive trading into and out of a Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

   Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements

 90  Janus Equity Funds prospectus
   in securities held by a Fund based on events occurring after the close of a foreign market that may not be reflected in the Fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in Funds which do not invest in foreign securities, for example, when trading in a security held by a Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. Although the Funds have adopted fair valuation policies and procedures intended to reduce the Funds' exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

   Although the Funds take steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Funds may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the Funds' identification of excessive trading transactions in the Funds through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Funds encourage intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Funds cannot eliminate completely the possibility of excessive trading.

   Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Funds.

PAYMENT OF REDEMPTION PROCEEDS

   BY ELECTRONIC TRANSFER - Generally all accounts are automatically eligible for the electronic redemption option if bank information is provided.

   - NEXT DAY WIRE TRANSFER - Your redemption proceeds, less any applicable redemption fee, can be electronically transferred to your predesignated bank account on the next bank business day after receipt of your redemption request (wire transfer). Wire transfers will be charged a fee for each wire and your bank may charge an additional fee to receive the wire.

                                                        Shareholder's manual  91

   - ACH (AUTOMATED CLEARING HOUSE) TRANSFER - Your redemption proceeds, less any applicable redemption fee, can be electronically transferred to your predesignated bank account on or about the second bank business day after receipt of your redemption request. There is no fee associated with this type of electronic transfer.

   BY CHECK - Redemption proceeds, less any applicable redemption fee, will be sent to the shareholder(s) of record at the address of record within seven days after receipt of a valid redemption request. During the 10 days following an address change, requests for redemption checks to be sent to a new address require a signature guarantee.

   BY SYSTEMATIC REDEMPTION - If no date is specified on your request, systematic redemptions will be made on or about the 24th of each month. If the balance in the Janus fund account you are selling from falls to zero, your Systematic Redemption Program will be discontinued.

   GENERALLY, ORDERS TO SELL SHARES MAY BE INITIATED AT ANY TIME ON www.janus.com, BY TELEPHONE, OR IN WRITING. CERTAIN TAX-DEFERRED ACCOUNTS MAY REQUIRE A WRITTEN REQUEST. IF THE SHARES BEING SOLD WERE PURCHASED BY CHECK OR AUTOMATED INVESTMENT, THE FUNDS CAN DELAY THE PAYMENT OF YOUR SALE PROCEEDS FOR UP TO 15 DAYS FROM THE DAY OF PURCHASE TO ALLOW THE PURCHASE TO CLEAR. UNLESS YOU PROVIDE ALTERNATE INSTRUCTIONS, YOUR PROCEEDS WILL BE INVESTED IN THE INVESTOR SHARES CLASS OF JANUS MONEY MARKET FUND DURING THE 15-DAY HOLD PERIOD.

   Note: For the fastest and easiest way to redeem shares, log on to www.janus.com* 24 hours a day, 7 days a week.

   * Certain account types do not allow transactions via www.janus.com. For more information, access www.janus.com or refer to this Shareholder's Manual.

REDEMPTION FEE

   Redemptions (and exchanges) of shares from JANUS GLOBAL LIFE SCIENCES FUND, JANUS GLOBAL TECHNOLOGY FUND, INTECH RISK-MANAGED STOCK FUND, JANUS GLOBAL OPPORTUNITIES FUND, JANUS OVERSEAS FUND, or JANUS WORLDWIDE FUND held for three months or less may be subject to the Funds' redemption fee. The redemption fee is 2.00% of a shareholder's redemption proceeds. This fee is paid to the Funds rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Funds' asset level and cash flow due to short-term money movements in and out of the Funds.

   Certain intermediaries have agreed to charge the Funds' redemption fee on their customers' accounts. In this case, the amount of the fee and the holding period

 92  Janus Equity Funds prospectus
   will generally be consistent with the Funds'. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may differ in some respects from the Funds'.

   The redemption fee does not apply to certain types of accounts held through intermediaries, including: (i) certain employer-sponsored retirement plans;
   (ii) certain broker wrap fee and other fee-based programs; (iii) certain omnibus accounts where the omnibus account holder does not have the operational capability to impose a redemption fee on its underlying customers' accounts; and (iv) certain intermediaries that do not have or report to the Funds sufficient information to impose a redemption fee on their customers' accounts.

   In addition, the redemption fee does not apply to: (i) premature distributions from retirement accounts that are exempt from IRS penalty due to the disability of or medical expenses incurred by the shareholder; (ii) required minimum distributions from retirement accounts; (iii) return of excess contributions in retirement accounts; (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; (v) involuntary redemptions imposed by Janus Capital; and (vi) reinvested distributions (dividends and capital gains).

   If you purchase Fund shares through a financial intermediary, you should contact your financial intermediary or refer to your plan documents for more information on whether the redemption fee will be applied to redemptions of your shares. When cooperation from a financial intermediary is necessary to impose a redemption fee on its customers' accounts, different or additional exemptions may be applied by the financial intermediary. Redemption fees may be waived under certain circumstances involving involuntary redemptions imposed by intermediaries.

   In addition to the circumstances previously noted, each Fund reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of the Fund, including but not limited to when it determines that imposition of the redemption fee is not necessary to protect the Fund from the effects of short-term trading. In addition, each Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. If there is a material change to the Funds' redemption fee, the Funds will notify you at least 60 days prior to the effective date of the change.

WRITTEN INSTRUCTIONS

   To sell or exchange all or part of your shares in writing, your request should be sent to one of the addresses listed under "Doing Business with Janus." Please include the following information:

   - the name of the Janus fund(s) being sold or exchanged;

   - the account number(s);

                                                        Shareholder's manual  93

   - the amount of money or number of shares being sold or exchanged;

   - the name(s) on the account;

   - the signature(s) of all registered account owners (see account application for signature requirements); and

   - your daytime telephone number.

SIGNATURE GUARANTEE

   A SIGNATURE GUARANTEE IS REQUIRED if any of the following is applicable:

   - You request a redemption by check above a certain dollar amount.

   - You would like a check made payable to anyone other than the shareholder(s) of record.

   - You would like a check mailed to an address which has been changed within 10 days of the redemption request.

   - You would like a check mailed to an address other than the address of record.

   - You would like your redemption proceeds sent to a bank account other than a bank account of record.

   THE FUNDS RESERVE THE RIGHT TO REQUIRE A SIGNATURE GUARANTEE UNDER OTHER CIRCUMSTANCES OR TO REJECT OR DELAY A REDEMPTION ON CERTAIN LEGAL GROUNDS.

   A SIGNATURE GUARANTEE MAY BE REFUSED if any of the following is applicable:

   - It does not appear valid or in good form.

   - The transaction amount exceeds the surety bond limit of the signature guarantee.

   - The guarantee stamp has been reported as stolen, missing, or counterfeit.

   HOW TO OBTAIN A SIGNATURE GUARANTEE

   A signature guarantee assures that a signature is genuine. The signature guarantee protects shareholders from unauthorized account transfers. The following financial institutions may guarantee signatures: banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange. Call your financial institution to see if they have the ability to guarantee a signature. A signature guarantee cannot be provided by a notary public.

   If you live outside the United States, a foreign bank properly authorized to do business in your country of residence or a U.S. consulate may be able to authenticate your signature.

 94  Janus Equity Funds prospectus

   REDEMPTIONS IN-KIND

   Shares normally will be sold for cash, although each Fund retains the right to sell some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

PRICING OF FUND SHARES

   NAV DETERMINATION

   The per share NAV is computed by dividing the total value of a Fund's securities and other assets, less liabilities, by the total number of Fund shares outstanding. In the case of Funds with share classes, the NAV for each class is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class. A Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. Because foreign securities markets may operate on days that are not business days in the United States, the value of a Fund's holdings may change on days when you will not be able to purchase or redeem a Fund's shares to the extent that Fund is invested in such markets. All purchases, exchanges, and redemptions will be duly processed at the NAV as described under "Policies in Relation to Transactions" after your request is received in good order by a Fund (or financial intermediary or plan sponsor, if applicable) or its agent.

   Securities held by the Funds are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation is not readily available or is deemed unreliable, or if an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, the fair value of a security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Funds' Board of Trustees. Circumstances in

                                                        Shareholder's manual  95
   which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer-specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and
   (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of nonvalued securities and restricted or nonpublic securities. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.

   Due to the subjective nature of fair value pricing, a Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Fund's portfolio securities and the reflection of such change in that Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security is different from the security's market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. The Funds' fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

   The value of the securities of other open-end funds held by a Fund, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

   POLICIES IN RELATION TO TRANSACTIONS

   EXCHANGES - Exchange requests between Funds (other than between Janus Money Market Fund and Janus Government Money Market Fund) must be received in good order by a Fund or its agent prior to the close of the regular trading session of the NYSE in order to receive that day's NAV. Exchange

 96  Janus Equity Funds prospectus
   requests between Janus Money Market Fund and Janus Government Money Market Fund must be received in good order by a Fund or its agent prior to 5:00 p.m. (New York time) in order to receive that day's NAV. The money market funds reserve the right to require exchange requests prior to these times on days when the bond market or the NYSE close early.

   OTHER TRANSACTIONS - With the exception of certain money market fund transactions (as described in the Janus Bond and Money Market Funds prospectus), all phone and written requests, including but not limited to, purchases by check or automated investment, wire transfers, and ACH transfer, must be received in good order by the Fund or its agent prior to the close of the regular trading session of the NYSE in order to receive the NAV calculated at that time. Transactions involving funds which pay dividends will generally begin to earn dividends, as applicable, on the first bank business day following the date of purchase.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

   The non-money market funds' full portfolio holdings (excluding cash equivalents, derivatives, and short positions), consisting of at least the names of the holdings, are generally available monthly, with a 30-day lag, on www.janus.com. They are posted to the website within approximately two business days after month-end. The money market funds' full portfolio holdings are generally available monthly, with no lag, on www.janus.com. They are posted to the website within approximately six business days after month-end. All of the funds' portfolio holdings remain available until the following month's information is posted. The funds' full portfolio holdings can be found on www.janus.com in Fund details under the Holdings & Details tab.

   In addition, the funds' top portfolio holdings in order of position size and as a percentage of the total portfolio, are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings. Security breakdowns (such as industry, sector, regional, market capitalization, and asset allocation breakdowns, as applicable) for the non-money market funds are published quarterly, with a 15-day lag, on www.janus.com. The funds' top portfolio holdings, as well as the non-money market funds' security breakdowns, are posted to the website within approximately two business days after the end of the applicable period and remain available until the following period's information is posted.

   Specific portfolio level performance attribution information and statistics for the funds will be made available to any person monthly upon request, with a 30-day lag, following the posting of the funds' full portfolio holdings on www.janus.com.

                                                        Shareholder's manual  97

   Notwithstanding the foregoing, Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Funds. A summary of the Funds' portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Funds' Statement of Additional Information.

   Complete schedules of the Funds' portfolio holdings as of the end of the Funds' first and third fiscal quarters are filed with the SEC within 60 days of the end of such quarters on Form N-Q. The Funds' Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-3713 (toll free). Complete schedules of the Funds' portfolio holdings as of the end of the Funds' second and fourth fiscal quarters are included in the Funds' semiannual and annual reports which are filed with the SEC within 60 days of the end of such quarters. The semiannual reports are filed on Form type N-CSRS and the annual reports are filed on Form type N-CSR. Shareholder reports containing such portfolio holdings are delivered to shareholders and are also available at www.janus.com.

SHAREHOLDER SERVICES AND ACCOUNT POLICIES

   TRANSACTIONS THROUGH PROCESSING ORGANIZATIONS

   You may buy or sell Fund shares through an organization that provides recordkeeping and consulting services to 401(k) plans or other employee benefit plans (a "Processing Organization"). Processing Organizations may charge you a fee for this service and may require different minimum initial and subsequent investments than the Funds. Processing Organizations may also impose other charges or restrictions different from those applicable to shareholders who invest in the Funds directly.

   A Processing Organization, rather than its customers, may be the shareholder of record of your shares. The Funds are not responsible for the failure of any Processing Organization to carry out its obligations to its customers. Certain Processing Organizations may receive compensation from Janus Capital or its affiliates, and certain Processing Organizations may receive compensation from the Funds for shareholder recordkeeping and similar services.

   TAXPAYER IDENTIFICATION NUMBER

   On the application or other appropriate forms, you may be asked to certify that your Social Security or employer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If

 98  Janus Equity Funds prospectus
   you are subject to backup withholding, or you did not certify your taxpayer identification number, the IRS requires the Funds to withhold a certain percentage (at the currently applicable rate) of any dividends paid and redemption or exchange proceeds. In addition to this backup withholding, you may be subject to a $50 fee to reimburse the Funds for any penalty that the IRS may impose.

   INVOLUNTARY REDEMPTIONS

   The Funds reserve the right to close an account if the shareholder is deemed to engage in activities which are illegal or otherwise believed to be detrimental to the Funds. This includes, but is not limited to, accounts that a Fund or its agent believe are engaged in market timing. Any time shares are redeemed in a taxable account, it is considered a taxable event. You are responsible for any tax liabilities associated with an involuntary redemption of your account.

   ONLINE AND TELEPHONE TRANSACTIONS

   You may initiate many transactions through www.janus.com or by calling Janus XpressLine(TM). You may also contact a Janus representative. Generally all new accounts automatically receive online and telephone transaction privileges including redemption privileges. If you do not want to receive these privileges, please visit www.janus.com or call a Janus representative. The Funds and their agents will not be responsible for any losses, costs, or expenses resulting from unauthorized transactions when reasonable procedures designed to verify the identity of the online user or caller are followed.

   Your account information should be kept private, and you should immediately review any account statements that you receive from Janus. Someone other than you could act on your account if they are able to provide the required identifying information. Contact Janus immediately about any transactions you believe to be unauthorized.

   Occasionally, we experience high call volumes due to unusual market activity or other events that may make it difficult for you to reach a Janus representative by telephone. If you are unable to reach a Janus representative by telephone, please consider visiting www.janus.com, calling Janus XpressLine(TM), or sending written instructions.

   DISTRIBUTIONS

   Generally, all income dividends and capital gains distributions will automatically be reinvested in your Fund account. If you wish to change your distribution option, please visit www.janus.com, call a Janus representative, or send a written request signed by the shareholder(s) of record.

                                                        Shareholder's manual  99

   If you receive Fund distributions from an open non-retirement Fund account by check, and a distribution check sent to you at your address of record has been returned to Janus and you have failed to respond to follow up mailings from Janus, the distribution check will automatically be reinvested in your open Fund account at the next calculated NAV. Your non-retirement Fund account distribution checks will also be reinvested in your Fund account if you do not cash them within one year of the date they were written. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

   TEMPORARY SUSPENSION OF SERVICES

   The Funds or their agents may, in case of emergency, temporarily suspend telephone transactions and other shareholder services. The Funds may postpone payment of redemption proceeds for up to seven calendar days. In addition, the Funds may suspend redemptions and/or postpone payment of redemption proceeds beyond seven calendar days when the New York Stock Exchange is closed or during emergency circumstances, as determined by the Securities and Exchange Commission. The exchange privilege may also be suspended in these circumstances.

   ADDRESS CHANGES

   For the easiest way to change the address on your account, visit www.janus.com. You may also call a Janus representative or send a written request signed by the shareholder(s) of record. Include the name of the Janus fund(s) you hold, the account number(s), the name(s) on the account, and both the old and new addresses. Certain options may be suspended for 10 days following an address change unless a signature guarantee is provided.

   REGISTRATION CHANGES

   To change the name on an account, the shares are generally transferred to a new account. In some cases, legal documentation may be required. Please visit www.janus.com or call a Janus representative for further instructions.

   BANK ACCOUNT CHANGES

   For the easiest way to change your bank account of record or add new bank account information to your account, visit www.janus.com. You may also send a written request signed by the shareholder(s) of record. Please note that you may change or add bank information online at www.janus.com for purchases only. Certain tax-deferred accounts may require a written notice and, in some instances, bank privileges may not be available. We cannot accept changes or additions to bank account redemption options online at www.janus.com or over the telephone. If the added bank account is a joint tenant/tenants in common

 100  Janus Equity Funds prospectus
   account, at least one name on the bank account must match one name on the Fund account.

   STATEMENTS, REPORTS, AND PROSPECTUSES

   We will send you quarterly confirmations of all transactions. You may elect on www.janus.com to discontinue delivery of your paper statements, and instead receive them online. In addition, on www.janus.com, the Funds will send you an immediate transaction confirmation statement after every non-systematic transaction. If you have not elected to receive online statements, your confirmation will be mailed within two days of the transaction. The Funds reserve the right to charge a fee for additional account statement requests.

   The Funds produce financial reports that include a complete list of each of the Funds' portfolio holdings semiannually, and update their prospectus annually. You may elect to receive these reports and prospectus updates electronically on www.janus.com.

   Unless you instruct Janus otherwise by contacting a Janus representative, the Funds will mail only one report or prospectus to your household, even if more than one person in your household has a Fund account. This process is known as "householding," which reduces the amount of mail you receive and helps lower Fund expenses. If you decide that you no longer want the mailing of these documents to be combined with the other members of your household, please call a Janus representative or send a written request signed by the shareholder(s) of record. Individual copies will be sent within thirty (30) days after the Funds receive your instructions.

                                                       Shareholder's manual  101

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER

   Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each of the Funds. Janus Capital is responsible for the day-to-day management of the Funds' investment portfolios and furnishes continuous advice and recommendations concerning the Funds' investments for all the Funds except INTECH Risk-Managed Stock Fund and Janus Mid Cap Value Fund. INTECH is responsible for the day-to-day management of the investment portfolio of INTECH Risk-Managed Stock Fund. Perkins is responsible for the day-to-day management of the investment portfolio of Janus Mid Cap Value Fund. Janus Capital provides certain administrative and other services, and is responsible for the other business affairs of all the Funds.

   Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.

   Janus Capital furnishes certain administrative, compliance, and accounting services for the Funds, and may be reimbursed by the Funds for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust and Janus Capital provides office space for the Funds and pays the salaries, fees, and expenses of all Fund officers and those Trustees who are considered interested persons of Janus Capital.

   From its own assets, Janus Capital or its affiliates may make payments based on gross sales, current assets, or other measures to selected brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Janus funds. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates.

   Janus Capital or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisers, retirement plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of or other services.

   In addition, Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Funds.

 102  Janus Equity Funds prospectus

   The receipt of (or prospect of receiving) payments described above are not intended to, but may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. These payment arrangements will not, however, change the price an investor pays for shares or the amount that a Janus fund receives to invest on behalf of the investor. You may wish to consider whether such arrangements exist when evaluating any recommendations to purchase or sell shares of the Funds.

                                                    Management of the Funds  103

MANAGEMENT EXPENSES

   Each Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. Each Fund's advisory agreement details the investment advisory fee and other expenses that the Funds must pay. Janus Capital pays INTECH a subadvisory fee from its investment advisory fee for managing INTECH Risk-Managed Stock Fund. Janus Mid Cap Value Fund pays Perkins a subadvisory fee directly.

   Each Fund incurs expenses not assumed by Janus Capital, including any transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. Each of the Funds is subject to the following investment advisory fee schedule (expressed as an annual rate).

                                                         Average Daily          Investment Advisory
                                                           Net Assets                Fees (%)
Fund Name                                                   of Fund                (annual rate)
---------------------------------------------------------------------------------------------------
GROWTH
   Janus Fund                                           All Asset Levels                0.64
   Janus Enterprise Fund                                All Asset Levels                0.64
   Janus Mercury Fund(1)                                All Asset Levels                0.64
   Janus Olympus Fund                                   All Asset Levels                0.64
   Janus Orion Fund                                     All Asset Levels                0.64
   Janus Triton Fund                                    All Asset Levels                0.64(2)
SPECIALTY GROWTH
   Janus Global Life Sciences Fund                      All Asset Levels                0.64
   Janus Global Technology Fund                         All Asset Levels                0.64
CORE
   Janus Balanced Fund                                  All Asset Levels                0.55
   Janus Contrarian Fund(1)                             All Asset Levels                0.64
   Janus Core Equity Fund                               All Asset Levels                0.60
   Janus Growth and Income Fund                         All Asset Levels                0.62
   Janus Research Fund(1)                               All Asset Levels                0.64(2)
RISK-MANAGED
   INTECH Risk-Managed Stock Fund(1)(3)                 All Asset Levels                0.50
VALUE
   Janus Mid Cap Value Fund(1)                          All Asset Levels                0.64
INTERNATIONAL & GLOBAL
   Janus Global Opportunities Fund                      All Asset Levels                0.64
   Janus Overseas Fund                                  All Asset Levels                0.64
   Janus Worldwide Fund(1)                              All Asset Levels                0.60
---------------------------------------------------------------------------------------------------

(1) Effective January 1, 2006 for Janus Research Fund and INTECH Risk-Managed Stock Fund and effective February 1, 2006 for Janus Mercury Fund, Janus Contrarian Fund, Janus Mid Cap Value Fund, and Janus Worldwide Fund, the Fund's investment advisory fee rate changed from a fixed rate to a rate that adjusts upward or downward based upon the Fund's performance relative to its benchmark index. This change will not impact the investment advisory fee shown until one year after the effective date when the performance adjustment takes effect. Details discussing the change are included in the Statement of Additional Information.

 104  Janus Equity Funds prospectus

(2) Janus Capital has agreed to limit the Fund's total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to a certain level until March 1, 2007. Application of the expense waiver and its effect on annual fund operating expenses is reflected in the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus, and additional information is included in the Statement of Additional Information. The waiver is not reflected in the fee rate shown above.
(3) Formerly named Janus Risk-Managed Stock Fund.

   For the fiscal year ended October 31, 2005, Janus Triton Fund and Janus Research Fund paid Janus Capital investment advisory fees (net of any fee waivers or reductions) of 0.06% and 0.30% respectively, based upon each Fund's average net assets.

   A discussion regarding the basis for the Board of Trustees' approval of the Funds' investment advisory agreements and subadvisory agreements (as applicable) is included in the Funds' Statement of Additional Information and will also be included in the annual and semiannual reports to shareholders.

   ADMINISTRATIVE SERVICES FEE

   Janus Capital receives an administrative services fee at an annual rate of up to 0.05% of the average daily net assets of INTECH Risk-Managed Stock Fund and Janus Mid Cap Value Fund for providing certain administrative services including, but not limited to, recordkeeping and registration functions.

SUBADVISERS

   ENHANCED INVESTMENT TECHNOLOGIES, LLC serves as subadviser to INTECH Risk-Managed Stock Fund. INTECH, 2401 PGA Boulevard, Suite 100, Palm Beach Gardens, Florida 33410, also serves as investment adviser or subadviser to other U.S. registered and unregistered investment companies, offshore investment funds, and other institutional accounts and registered investment companies. As subadviser, INTECH provides day-to-day management of the investment operations of the Fund. Janus Capital indirectly owns approximately 82.5% of the outstanding voting shares of INTECH.

   PERKINS, WOLF, MCDONNELL AND COMPANY, LLC serves as subadviser to Janus Mid Cap Value Fund, and has served in such capacity since that Fund's inception in 1998. Perkins, 311 S. Wacker Drive, Suite 6000, Chicago, Illinois 60606, has been in the investment management business since 1984 and provides day-to-day management of the Fund's portfolio operations, as well as other mutual funds and separate accounts. Janus Capital has a 30% ownership stake in Perkins.

                                                    Management of the Funds  105

INVESTMENT PERSONNEL

   Unless otherwise noted, the Portfolio Manager has primary responsibility for the day-to-day management of the Fund described.

JANUS PORTFOLIO MANAGERS

JONATHAN D. COLEMAN
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Janus Enterprise
     Fund, which he has managed since February 2002. He is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1994 as a research analyst. Mr. Coleman holds a Bachelor's degree in Political Economy and Spanish from Williams College, where he was a member of Phi Beta Kappa. As a Fulbright Fellow, he conducted research on economic integration in Central America. Mr. Coleman has earned the right to use the Chartered Financial Analyst designation.

DAVID J. CORKINS
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Janus Fund, which he has managed since February 2006. Mr. Corkins was Portfolio Manager of Janus Mercury Fund from February 2003 to January 2006 and Portfolio
     Manager of Janus Growth and Income Fund from August 1997 to December
     2003. Mr. Corkins is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1995 as a research analyst. Mr. Corkins holds a Bachelor of Arts degree in English and Russian from Dartmouth and he received his Master's degree in Business Administration from Columbia University.

DAVID C. DECKER
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Janus Contrarian
     Fund, which he has managed since its inception. Mr. Decker is also Portfolio Manager of other Janus accounts. He joined Janus Capital in
     1992 as a research analyst. Mr. Decker holds a Master of Business Administration degree with an emphasis in Finance from The Fuqua School of Business at Duke University and a Bachelor of Arts degree in Economics and Political Science from Tufts University. Mr. Decker has earned the right to use the Chartered Financial Analyst designation.

 106  Janus Equity Funds prospectus

GREGORY R. KOLB
--------------------------------------------------------------------------------
     is Co-Portfolio Manager of Janus Global Opportunities Fund, which he has co-managed since May 2005. He joined Janus Capital in 2001 as an equity research analyst. Prior to joining Janus Capital, Mr. Kolb was an associate director in UBS Warburg's Financial Institutions Investment Banking Group from 2000 to 2001. He holds a Bachelor's degree in Business Administration from Miami University (of Ohio) where he graduated magna cum laude with honors. Mr. Kolb and Jason Yee are jointly and primarily responsible for the day-to-day management of Janus Global Opportunities Fund. He has earned the right to use the Chartered Financial Analyst designation.

BRENT A. LYNN
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Janus Overseas
     Fund, which he has co-managed or managed since January 2001. Mr. Lynn is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1991 as a research analyst. Mr. Lynn holds a Bachelor of Arts degree in Economics and a Master's degree in Economics and Industrial
     Engineering from Stanford University. Mr. Lynn has earned the right to use the Chartered Financial Analyst designation.

THOMAS R. MALLEY
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Janus Global Life Sciences Fund, which he has managed since inception. Mr. Malley is also Portfolio Manager of other Janus accounts. He joined Janus Capital in
     1991 as a research analyst. Mr. Malley holds a Bachelor of Science degree in Biology from Stanford University. Mr. Malley has earned the right to use the Chartered Financial Analyst designation.

MARC PINTO
--------------------------------------------------------------------------------
     is Executive Vice President and Co-Portfolio Manager of Janus Balanced Fund, which he has co-managed since May 2005. Mr. Pinto is also
     Portfolio Manager of other Janus accounts. He joined Janus Capital in
     1994 as an analyst. He holds a Bachelor's degree in History from Yale University and a Master's degree in Business Administration from Harvard University. Mr. Pinto and Gibson Smith are jointly responsible for the day-to-day management of Janus Balanced Fund. Mr. Pinto focuses on the equity portion of the Fund. He has earned the right to use the Chartered Financial Analyst designation.
                                                    Management of the Funds  107

BLAINE P. ROLLINS
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Janus Triton Fund, which he has managed since February 2006. Mr. Rollins was Portfolio
     Manager of Janus Fund from January 2000 to January 2006. Mr. Rollins is also Portfolio Manager of other Janus accounts. Mr. Rollins joined Janus Capital in 1990. He holds a Bachelor of Science degree in Finance from the University of Colorado. Mr. Rollins has earned the right to use the Chartered Financial Analyst designation.

RON SACHS
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Janus Orion Fund, which he has managed since its inception. Mr. Sachs was Portfolio
     Manager of Janus Triton Fund from February 2005 to January 2006. He is also Portfolio Manager of other Janus accounts. Mr. Sachs joined Janus Capital in 1996 as a research analyst. Mr. Sachs holds a Bachelor's degree (cum laude) in Economics from Princeton and a law degree from the University of Michigan. Mr. Sachs has earned the right to use the Chartered Financial Analyst designation.

GIBSON SMITH
--------------------------------------------------------------------------------
     is Executive Vice President and Co-Portfolio Manager of Janus Balanced Fund, which he has co-managed since May 2005. Mr. Smith is also
     Portfolio Manager of other Janus accounts. He joined Janus Capital in
     2001 as a fixed-income analyst. Prior to joining Janus Capital, Mr.
     Smith worked in the fixed-income division at Morgan Stanley from 1991 to 2001. He holds a Bachelor's degree in Economics from the University of Colorado. Mr. Smith and Marc Pinto are jointly responsible for the day-to-day management of Janus Balanced Fund. Mr. Smith focuses on the fixed-income portion of the Fund.

MINYOUNG SOHN
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Janus Core Equity
     Fund and Janus Growth and Income Fund, which he has managed since May
     2005 and January 2004, respectively. Mr. Sohn is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1998 as a research analyst. Mr. Sohn holds a Bachelor of Arts degree (cum laude) in Government and Economics from Dartmouth College. Mr. Sohn has earned the right to use the Chartered Financial Analyst designation.

 108  Janus Equity Funds prospectus

JASON P. YEE
--------------------------------------------------------------------------------
     is Executive Vice President and Co-Portfolio Manager of Janus Global Opportunities Fund and Portfolio Manager of Janus Worldwide Fund, which he has co-managed or managed since its inception and July 2004, respectively. Mr. Yee is also Portfolio Manager of other Janus accounts.
     He joined Janus Capital in 1992, working as a research analyst until 1996. He re-joined Janus Capital in 2000 as a research analyst. He holds a Bachelor of Science in Mechanical Engineering from Stanford
     University. Mr. Yee and Gregory Kolb are jointly and primarily responsible for the day-to-day management of Janus Global Opportunities Fund. Mr. Yee has earned the right to use the Chartered Financial
     Analyst designation.

CLAIRE YOUNG
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Janus Olympus Fund, which she has managed since August 1997. She is also Portfolio Manager of other Janus accounts. Ms. Young joined Janus Capital in 1992. She holds a Bachelor of Science degree in Electrical Engineering from Yale University. Ms. Young has earned the right to use the Chartered
     Financial Analyst designation.

                                                    Management of the Funds  109

JANUS INVESTMENT TEAMS

RESEARCH TEAM
--------------------------------------------------------------------------------
     The Research Team selects investments for Janus Mercury Fund and Janus Research Fund, and has done so since February 2006 and inception, respectively. Janus Capital's Director of Research, James P. Goff, leads the team and is responsible for the day-to-day operations of Janus
     Mercury Fund and Janus Research Fund. He was Portfolio Manager of Janus Enterprise Fund from its inception in September 1992 through January
     2002. Mr. Goff joined Janus Capital in 1988. He holds a Bachelor of Arts degree (magna cum laude) in Economics from Yale University. Mr. Goff has earned the right to use the Chartered Financial Analyst designation.

TECHNOLOGY TEAM
--------------------------------------------------------------------------------
     A team of technology analysts selects investments for Janus Global Technology Fund, and has done so since February 2006. J. Brad
     Slingerlend and Burton H. Wilson, Janus Capital research analysts, co-head the team and are jointly and primarily responsible for the day-to-day management of Janus Global Technology Fund. Neither Mr. Slingerlend nor Mr. Wilson has any limitations on his role. Mr.
     Slingerlend is an equity research analyst and leader of the technology research team. He joined Janus Capital in 2000. Mr. Slingerlend has a Bachelor's degree in Economics and Astrophysics from Williams College.
     He has earned the right to use the Chartered Financial Analyst designation. Mr. Wilson is an equity research analyst focused primarily on technology companies. He joined Janus Capital in 2005. Prior to joining Janus Capital, Mr. Wilson was a research analyst at Lincoln
     Equity Management from 2000 to 2004. He holds a Bachelor of Arts degree in Mathematics from the University of Virginia, a Law degree from the University of Virginia School of Law, and a Master's degree in Business Administration from the University of California at Berkeley's Haas
     School of Business.

 110  Janus Equity Funds prospectus

JANUS ASSISTANT PORTFOLIO MANAGERS

ANDREW ACKER
--------------------------------------------------------------------------------
     is Assistant Portfolio Manager of Janus Global Life Sciences Fund. He joined Janus Capital in 1999 as a securities analyst. Mr. Acker holds a Bachelor of Science degree (magna cum laude) in Biochemical Sciences from Harvard College, where he was a member of Phi Beta Kappa. He also holds a Master's degree in Business Administration with honors from Harvard Business School. Mr. Acker has earned the right to use the Chartered Financial Analyst designation.

MATTHEW ANKRUM
--------------------------------------------------------------------------------
     is Assistant Portfolio Manager of Janus Contrarian Fund. He joined Janus Capital in 1996 as a research analyst. Mr. Ankrum holds a Bachelor's degree in Finance with honors from the University of Wisconsin and received a Master's degree in Business Administration with honors from the University of Chicago. He has earned the right to use the Chartered Financial Analyst designation.

BRIAN DEMAIN
--------------------------------------------------------------------------------
     is Assistant Portfolio Manager of Janus Enterprise Fund. He served as Assistant Portfolio Manager of Janus Olympus Fund from October 2003 to August 2004. Mr. Demain joined Janus Capital in 1999 as a securities analyst. He holds a Bachelor's degree in Economics from Princeton University, where he graduated summa cum laude and was a recipient of the Daniel L. Rubinfeld '67 Prize in Empirical Economics for his senior thesis. Mr. Demain has earned the right to use the Chartered Financial Analyst designation.

DOUGLAS A. KIRKPATRICK
--------------------------------------------------------------------------------
     is Assistant Portfolio Manager of Janus Worldwide Fund. He joined Janus Capital in 2001 as an equity research analyst. Prior to joining Janus Capital, Mr. Kirkpatrick worked as an analyst for Artisan Partners LP from 1997 to 2001. Mr. Kirkpatrick holds Bachelor's degrees in
     Mechanical Engineering and Political Science from Rice University, a Master's degree in Environmental Engineering from the University of Houston, and a Master of Business Administration degree from the
     University of California at Berkeley. He has earned the right to use the Chartered Financial Analyst designation.
                                                    Management of the Funds  111

GREGORY R. KOLB
--------------------------------------------------------------------------------
     is Assistant Portfolio Manager of Janus Worldwide Fund. He joined Janus Capital in 2001 as an equity research analyst. Prior to joining Janus Capital, Mr. Kolb was an associate director in UBS Warburg's Financial Institutions Investment Banking Group from 2000 to 2001. Mr. Kolb holds a Bachelor's degree in Business Administration from Miami University (of
     Ohio) where he graduated magna cum laude with honors. He has earned the right to use the Chartered Financial Analyst designation.

GARTH YETTICK
--------------------------------------------------------------------------------
     is Assistant Portfolio Manager of Janus Overseas Fund. He joined Janus Capital in 1997. Mr. Yettick holds a Bachelor's degree (magna cum laude) in Computer Science and Mathematics from Harvard College, where he was elected to Phi Beta Kappa. He has earned the right to use the Chartered Financial Analyst designation.

 112  Janus Equity Funds prospectus

INTECH INVESTMENT TEAM

   No one person of the investment team is primarily responsible for implementing the investment strategies of INTECH Risk-Managed Stock Fund. A team of investment professionals consisting of Dr. Robert Fernholz, David E. Hurley, Dr. Cary Maguire, and Joseph Runnels works together to implement the mathematical portfolio management process.

   E. Robert Fernholz is Chief Investment Officer ("CIO") of INTECH. Dr. Fernholz joined INTECH in June of 1987. He received his A.B. in Mathematics from Princeton University and his Ph.D. in Mathematics from Columbia University. As CIO, Dr. Fernholz sets policy for the investment strategy, reviews proposed changes, and assures adherence to policy. Dr. Fernholz implements and supervises the optimization process. He has 21 years of investment experience. David E. Hurley is Executive Vice President and Chief Operating Officer of INTECH. Mr. Hurley joined INTECH in January 1988. He received his B.S. in Engineering from the United States Military Academy. Mr. Hurley is responsible for daily oversight of all aspects of the investment process from a portfolio management perspective. Mr. Hurley has oversight, supervisory, and support responsibility for the day-to-day implementation of the portfolio management and trading process. Mr. Hurley has earned the right to use the Chartered Financial Analyst designation. Cary Maguire is Senior Investment Officer of INTECH. Dr. Maguire joined INTECH in November 1991. He received his Ph.D. in Physics from Princeton University. He holds an M.B.A. from Southern Methodist University. Dr. Maguire is a Phi Beta Kappa graduate of Stanford with degrees in Chemistry and Music. Dr. Maguire implements the optimization process and supervises implementation of the portfolio management and trading process. He conducts mathematical research on the investment process and reviews and recommends improvements to the CIO. Joseph
   W. Runnels is Vice President of Portfolio Management at INTECH. Mr. Runnels joined INTECH in June 1998. Mr. Runnels holds a B.S. in Business Administration from Murray State University. Mr. Runnels implements the day-to-day portfolio management and trading process for client portfolios. He also handles brokerage relationships and supervises the daily execution of trading for client accounts. Mr. Runnels has earned the right to use the Chartered Financial Analyst designation.

                                                    Management of the Funds  113

PERKINS PORTFOLIO MANAGERS

JEFFREY R. KAUTZ
--------------------------------------------------------------------------------
     is Co-Manager of Janus Mid Cap Value Fund, and he managed the Fund's predecessor since February 2002. He is also Portfolio Manager of other Janus accounts. Mr. Kautz has served as a research analyst for the value products of Perkins since October 1997. He holds a Bachelor of Science degree in Mechanical Engineering from the University of Illinois, and a Master of Business Administration in Finance from the University of Chicago. Mr. Kautz is jointly and primarily responsible for the day-to-day management of the Fund and has full investment discretion over the Fund. Mr. Kautz has earned the right to use the Chartered Financial Analyst designation.

ROBERT H. PERKINS
--------------------------------------------------------------------------------
     is Co-Manager of Janus Mid Cap Value Fund, and he managed the Fund's predecessor since 1998. He is also Portfolio Manager of other Janus accounts. Mr. Perkins has been a portfolio manager since 1970 and serves as President and a director of Perkins. Mr. Perkins holds a Bachelor of Science degree in Business from Miami University. Mr. Perkins is jointly and primarily responsible for the day-to-day management of the Fund and has full investment discretion over the Fund.

THOMAS M. PERKINS
--------------------------------------------------------------------------------
     is the lead Manager of Janus Mid Cap Value Fund and was the lead Manager of the Fund's predecessor since 1998. He is also Portfolio Manager of other Janus accounts. Mr. Perkins has been a portfolio manager since
     1974 and joined Perkins as a portfolio manager in 1998. Previously, he was a portfolio manager of valuation sensitive growth portfolios for Alliance Capital from 1984 to June 1998. Mr. Perkins holds a Bachelor of Arts degree in History from Harvard University. Mr. Perkins is jointly and primarily responsible for the day-to-day management of the Fund, has full investment discretion over the Fund, and as lead co-manager, has ultimate decision-making authority for the Fund's daily investment decisions.

   Information about the Funds' investment personnel's compensation structure, other accounts managed by the investment personnel, and the investment personnel's range of ownership of securities in the Funds, is included in the Funds' Statement of Additional Information.

 114  Janus Equity Funds prospectus

PERFORMANCE OF COMPARABLE ACCOUNTS MANAGED BY INTECH

   INTECH RISK-MANAGED STOCK FUND COMPARABLE ACCOUNTS

  PERFORMANCE OF INTECH LARGE CAP CORE COMPOSITE AND INTECH ENHANCED PLUS COMPOSITE
  The following chart shows the historical performance of the INTECH Large Cap Core Composite (formerly named INTECH Large Cap Core Aggressive Composite) and the INTECH Enhanced Plus Composite (formerly named INTECH Large Cap Core Composite). The accounts in the Composites are managed by INTECH and have investment objectives, policies, and strategies that are substantially similar to those of INTECH Risk-Managed Stock Fund. Both Composites and the Fund are managed using INTECH's Large Cap Core Strategy and use the S&P 500(R) Index as their benchmark index. Both Composites and the Fund seek to outperform the benchmark index while managing downside risk. The Large Cap Core version of the strategy and the Fund seek this goal in a more aggressive manner and are expected to have portfolio characteristics (e.g., beta and weightings) that differ from the index to a greater degree than the Enhanced Plus Composite. Accordingly, their performance is expected to be more volatile relative to the benchmark index.

   As of December 31, 2005, the INTECH Large Cap Core Composite consisted of 5 advisory accounts, including 3 mutual fund portfolios. As of this date, the total assets of the INTECH Large Cap Core Composite were approximately $3.2 billion. The Janus mutual funds for which INTECH acts as subadviser are included in the INTECH Large Cap Core Composite. As of December 31, 2005, the INTECH Enhanced Plus Composite consisted of 40 advisory accounts. As of this date, the total assets of the INTECH Enhanced Plus Composite were approximately $6.3 billion. All accounts that have investment objectives, policies, and strategies that are substantially similar to the Fund's are included in these Composites. The performance shows the historical track record of INTECH and should not be relied upon as an indication of the future performance of the Fund. Total returns represent the performance of the Composites and not the Fund.

   Composite performance shown reflects the deduction of advisory fees and transaction costs charged to accounts in each Composite. INTECH Risk-Managed Stock Fund's fees and expenses are generally expected to be higher than those reflected in the Composites. In addition, except for the mutual fund accounts in the Composites, the fees and expenses of the Composites do not include custody fees or other expenses normally paid by mutual funds, including INTECH Risk-Managed Stock Fund. Therefore, if the Composites were subject to the fees and expenses payable by the Fund, then the performance of the Composites for the periods shown would be lower.

                                                    Management of the Funds  115

   Except for the mutual fund accounts, the accounts in the Composites were not subject to investment limitations, diversification requirements, or other restrictions of the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code. If these restrictions had been imposed, the performance of the Composites for the periods shown may have been lower.

                                                  Average annual total returns for periods ended 12/31/05
                                                  -------------------------------------------------------
                                                                                    Since      Inception
                                                 1 Year    5 Years    10 Years    Inception     Date(1)
  INTECH Large Cap Core Composite(2)             11.19%        N/A        N/A       6.40%      07/31/2001
  S&P 500(R) Index(3)                             4.91%        N/A        N/A       2.44%      07/31/2001
  INTECH Enhanced Plus Composite(4)               8.80%      3.94%     11.09%      11.88%      06/30/1987
  S&P 500(R) Index(3)                             4.91%      0.54%      9.07%      10.47%      06/30/1987

(1) Total returns and expenses are not annualized for the first year of operations.
(2) Formerly named INTECH Large Cap Core Aggressive Composite.
(3) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.
(4) Formerly named INTECH Large Cap Core Composite.

 116  Janus Equity Funds prospectus

OTHER INFORMATION
--------------------------------------------------------------------------------

   CLASSES OF SHARES

   Janus Mid Cap Value Fund currently offers two classes of shares. This Prospectus only describes the Investor Shares of Janus Mid Cap Value Fund, which are available to the general public. Institutional Shares of Janus Mid Cap Value Fund are closed to new investors, although current investors of Institutional Shares may continue to invest in the Fund, as outlined in the Shareholder's Guide to the Fund's Institutional Shares prospectus. The Institutional Shares of the Fund are designed for pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations, as well as high net worth individuals and financial intermediaries who are willing to maintain a minimum account balance of $250,000. Because the expenses of each class may differ, the performance of each class is expected to differ. Certain financial intermediaries may offer only one class of shares. If you would like additional information about Institutional Shares, please call 1-800-525-0020.

   CLOSED FUND POLICIES

   The Funds may discontinue sales of their shares to new investors if their management and the Trustees believe that continued sales may adversely affect a Fund's ability to achieve its investment objective. If sales of a Fund are discontinued to new investors, it is expected that existing shareholders invested in that Fund would be permitted to continue to purchase shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. In addition, it is expected that existing or new participants in employer-sponsored retirement plans, including employees of Janus Capital Group Inc. ("JCGI") and any of its subsidiaries covered under the JCGI retirement plan, that currently offer one or more funds as an investment option would be able to direct contributions to that fund through their plan, regardless of whether they invested in such fund prior to its closing. In addition, in the case of certain mergers or reorganizations, retirement plans would be able to add a closed fund as an investment option and, for certain Funds, sponsors of certain wrap programs with existing accounts in that Fund would be able to continue to invest in the Fund on behalf of new customers. Such mergers, reorganizations, acquisitions, or other business combinations are those in which one or more companies involved in such transaction currently offers the Fund as an investment option, and any company that as a result of such transaction becomes affiliated with the company currently offering the Fund (as a parent company, subsidiary, sister company, or otherwise). Such companies may request to add the Fund as an investment option under its retirement plan. In addition, new accounts may be permitted in a closed Fund for certain plans and programs offered in connection with employer-sponsored retirement plans where the retirement plan has an existing account in the closed Fund. Requests will be reviewed by management on an

                                                          Other information  117
   individual basis, taking into consideration whether the addition of the Fund may negatively impact existing Fund shareholders. Janus Capital encourages its employees, particularly members of the investment team, to own shares of the Janus funds. Accordingly, upon prior approval of Janus Capital's senior management team, members of the Janus investment team may open new accounts in a closed fund. Additional information regarding general policies and exceptions can be found in the closed funds' prospectuses.

   PENDING LEGAL MATTERS

   In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

   A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that Court that generally include: (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class; (ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds; (iii) claims on behalf of participants in the Janus 401(k) plan; (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI; and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

 118 Janus Equity Funds prospectus

   On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions
   (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940. As a result, JCGI, Janus Capital, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI are the remaining defendants in one or more of the actions. The complaint in the 401(k) plan class action (action (iii) described above) was voluntarily dismissed, but was refiled using a new named plaintiff and asserting claims similar to the initial complaint.

   The Attorney General's Office for the State of West Virginia filed a separate market timing related civil action against Janus Capital and several other non-affiliated mutual fund companies, claiming violations under the West Virginia Consumer Credit and Protection Act. The civil action requests certain monetary penalties, among other relief. This action has been removed to federal court and transferred to the Multidistrict Litigation case in the U.S. District Court of Baltimore, Maryland described above. In addition, the Auditor of the State of West Virginia, in his capacity as securities commissioner, has issued an order indicating an intent to initiate administrative proceedings against most of the defendants in the market timing cases (including Janus Capital) and seeking disgorgement and other monetary relief based on similar market timing allegations.

   In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds. The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the Investment Company Act of 1940. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages.

   In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings. The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003, however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings.

   Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

                                                          Other information  119

   DISTRIBUTION OF THE FUNDS

   The Funds are distributed by Janus Distributors LLC, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

 120 Janus Equity Funds prospectus

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

   To avoid taxation of the Funds, the Internal Revenue Code requires each Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. A Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long you have held shares of the Fund.

   DISTRIBUTION SCHEDULE

                                  Dividends                    Capital Gains
    Janus Balanced Fund and       Normally declared and        Normally declared and
    Janus Growth and Income Fund  distributed in March, June,  distributed in December
                                  September, and December
    --------------------------------------------------------------------------------------
    All other Equity Funds        Normally declared and        Normally declared and
                                  distributed in December      distributed in December

   If necessary, dividends and net capital gains may be distributed at other times as well.

   HOW DISTRIBUTIONS AFFECT A FUND'S NAV

   Distributions are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in each Fund's daily NAV. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

   "BUYING A DIVIDEND"

   If you purchase shares of a Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross

                                                    Distributions and taxes  121
   income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of a Fund close to year-end, you should consult with your tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

DISTRIBUTION OPTIONS

   When you open an account, it will automatically provide for reinvestment of all distributions. If you have a non-retirement account, you may change your distribution option at any time by logging on to www.janus.com, by calling a Janus representative, or by writing the Funds at one of the addresses listed in the Shareholder's Manual section of this Prospectus. The Funds offer the following options:

   REINVESTMENT OPTION. You may reinvest your income dividends and capital gains distributions in additional shares.

   CASH OPTION. You may receive your income dividends and capital gains distributions in cash.

   REINVEST AND CASH OPTION. You may receive either your income dividends or capital gains distributions in cash and reinvest the other in additional shares.

   REDIRECT OPTION. You may direct your dividends or capital gains to purchase shares of another Janus fund.

   The Funds reserve the right to reinvest into your open non-retirement account undeliverable and uncashed dividend and distribution checks that remain outstanding for one year in shares of the applicable Fund at the NAV next computed after the check is cancelled. Subsequent distributions may also be reinvested.

TAXES

   As with any investment, you should consider the tax consequences of investing in the Funds. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

   The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Funds. You should consult your own tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

 122 Janus Equity Funds prospectus

   TAXES ON DISTRIBUTIONS

   Dividends and distributions of the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. When gains from the sale of a security held by a Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the dividends and distributions (depending on the sources of a Fund's income) may be exempt from state and local taxes. A Fund's dividends and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. As a result, although a Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Account tax information will be made available to shareholders on or before January 31st of each year. Information regarding dividends and distributions may also be reported to the Internal Revenue Service.

   The Funds may be required to withhold U.S. federal income tax on all taxable distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

   TAXATION OF THE FUNDS

   Dividends, interest, and some capital gains received by the Funds on foreign securities may be subject to foreign tax withholding or other foreign taxes. If a Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.

   The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.

                                                    Distributions and taxes  123

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

   The financial highlights tables are intended to help you understand the Funds' financial performance for the past 5 years through October 31st of each fiscal year shown (or for Funds with a performance history shorter than 5 years, through October 31st of each fiscal period shown). Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund share.

   The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each of the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the Statement of Additional Information.

   The information for Janus Mid Cap Value Fund has been derived from the financial statements of Berger Mid Cap Value Fund, which was reorganized into the Fund on April 21, 2003. Berger Mid Cap Value Fund had a fiscal year end of September 30. Following the reorganization, Janus Mid Cap Value Fund changed its fiscal year end to October 31.

 124 Janus Equity Funds prospectus

JANUS FUND
-------------------------------------------------------------------------------------------------------------
                                                                   Years ended October 31
                                                 2005         2004         2003          2002          2001
 NET ASSET VALUE, BEGINNING OF PERIOD            $22.69       $22.52       $18.39        $22.11        $44.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                      0.02           --(1)        --(1)         --(1)         --(1)
 Net gain/(loss) on securities (both realized
  and unrealized)                                  1.73         0.17         4.13        (3.72)       (17.50)
 Total from investment operations                  1.75         0.17         4.13        (3.72)       (17.50)
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment income)              --           --           --            --            --
 Distributions (from capital gains)                  --           --           --            --        (4.39)
 Payment from affiliate                              --(2)        --(2)        --            --            --
 Total distributions and other                       --           --           --            --        (4.39)
 NET ASSET VALUE, END OF PERIOD                  $24.44       $22.69       $22.52        $18.39        $22.11
 Total return                                     7.71%(3)     0.75%(3)    22.46%      (16.82)%      (43.42)%
 Net assets, end of period (in millions)        $11,143      $13,277      $17,426       $16,320       $23,513
 Average net assets for the period (in
  millions)                                     $12,310      $15,433      $16,207       $21,651       $34,255
 Ratio of gross expenses to average net
  assets(4)                                       0.88%        0.90%        0.89%         0.85%         0.84%
 Ratio of net expenses to average net assets      0.87%        0.90%        0.89%         0.84%         0.83%
 Ratio of net investment income/(loss) to
  average net assets                              0.07%      (0.17)%      (0.17)%       (0.24)%       (0.16)%
 Portfolio turnover rate                            78%          21%          22%           27%           51%
-------------------------------------------------------------------------------------------------------------

(1) Net investment income/(loss) aggregated less than $0.01 on a per share basis for the fiscal year end.
(2) Payment from affiliate aggregated less than $0.01 on a per share basis for the fiscal year end.
(3) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing, and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.
(4) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.

                                                       Financial highlights  125

JANUS ENTERPRISE FUND
--------------------------------------------------------------------------------------------------------------
                                                                    Years ended October 31
                                                  2005         2004         2003          2002          2001
 NET ASSET VALUE, BEGINNING OF PERIOD             $33.73       $30.02       $22.93        $29.67        $68.41
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                         --(1)        --(1)        --(1)         --(1)         --(1)
 Net gain/(loss) on securities (both realized
  and unrealized)                                   5.75         3.71         7.09        (6.74)       (38.74)
 Total from investment operations                   5.75         3.71         7.09        (6.74)       (38.74)
 LESS DISTRIBUTIONS:
 Dividends (from net investment income)               --           --           --            --            --
 Distributions (from capital gains)                   --           --           --            --            --
 Total distributions                                  --           --           --            --            --
 NET ASSET VALUE, END OF PERIOD                   $39.48       $33.73       $30.02        $22.93        $29.67
 Total return                                     17.05%       12.36%       30.92%      (22.72)%      (56.63)%
 Net assets, end of period (in millions)          $1,704       $1,680       $1,917        $1,854        $3,072
 Average net assets for the period (in
  millions)                                       $1,729       $1,796       $1,742        $2,518        $4,858
 Ratio of gross expenses to average net
  assets(2)                                        0.96%        1.04%        1.02%         0.93%         0.92%
 Ratio of net expenses to average net assets       0.95%        1.03%        1.02%         0.90%         0.90%
 Ratio of net investment income/(loss) to
  average net assets                             (0.30)%      (0.46)%      (0.46)%       (0.43)%       (0.55)%
 Portfolio turnover rate                             28%          27%          32%           64%           85%
--------------------------------------------------------------------------------------------------------------

(1) Net investment income/(loss) aggregated less than $0.01 on a per share basis for the fiscal year end.
(2) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.

 126 Janus Equity Funds prospectus

JANUS MERCURY FUND
-------------------------------------------------------------------------------------------------------------
                                                                    Years ended October 31
                                                  2005        2004         2003          2002          2001
 NET ASSET VALUE, BEGINNING OF PERIOD            $19.48       $18.14       $14.92        $19.14        $40.59
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                      0.09           --(1)        --(1)         --(1)       0.04
 Net gain/(loss) on securities (both realized
  and unrealized)                                  2.51         1.34         3.22        (4.18)       (17.05)
 Total from investment operations                  2.60         1.34         3.22        (4.18)       (17.01)
 LESS DISTRIBUTIONS:
 Dividends (from net investment income)          (0.03)           --           --        (0.04)        (0.03)
 Distributions (from capital gains)                  --           --           --            --        (4.41)
 Total distributions                             (0.03)           --           --        (0.04)        (4.44)
 NET ASSET VALUE, END OF PERIOD                  $22.05       $19.48       $18.14        $14.92        $19.14
 Total return                                    13.35%        7.39%       21.58%      (21.88)%      (46.21)%
 Net assets, end of period (in millions)         $4,473       $4,472       $5,282        $5,034        $7,910
 Average net assets for the period (in
  millions)                                      $4,448       $5,007       $5,089        $6,784       $11,243
 Ratio of gross expenses to average net
  assets(2)                                       0.93%        0.97%        0.96%         0.94%         0.89%
 Ratio of net expenses to average net assets      0.92%        0.97%        0.95%         0.92%         0.88%
 Ratio of net investment income/(loss) to
  average net assets                              0.42%      (0.26)%      (0.31)%       (0.07)%         0.16%
 Portfolio turnover rate                            38%          43%          54%           97%           83%
-------------------------------------------------------------------------------------------------------------

(1) Net investment income/(loss) aggregated less than $0.01 on a per share basis for the fiscal year end.
(2) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.

                                                       Financial highlights  127

JANUS OLYMPUS FUND
-------------------------------------------------------------------------------------------------------------
                                                                    Years ended October 31
                                                  2005        2004         2003          2002          2001
 NET ASSET VALUE, BEGINNING OF PERIOD            $26.30       $25.22       $20.60        $24.59        $50.50
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                      0.01           --(1)        --(1)         --(1)       0.13
 Net gain/(loss) on securities (both realized
  and unrealized)                                  4.65         1.08         4.62        (3.88)       (25.42)
 Total from investment operations                  4.66         1.08         4.62        (3.88)       (25.29)
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment income)              --           --           --        (0.11)        (0.23)
 Distributions (from capital gains)                  --           --           --            --        (0.39)
 Payment from affiliate                              --(2)        --(2)        --            --            --
 Total distributions and other                       --           --           --        (0.11)        (0.62)
 NET ASSET VALUE, END OF PERIOD                  $30.96       $26.30       $25.22        $20.60        $24.59
 Total return                                    17.72%(3)     4.28%(3)    22.38%      (15.89)%      (50.61)%
 Net assets, end of period (in millions)         $2,257       $2,360       $2,772        $2,136        $3,074
 Average net assets for the period (in
  millions)                                      $2,283       $2,576       $2,379        $2,883        $4,767
 Ratio of gross expenses to average net
  assets(4)                                       0.97%        1.03%        0.99%         0.94%         0.91%
 Ratio of net expenses to average net assets      0.96%        1.03%        0.98%         0.91%         0.89%
 Ratio of net investment income/(loss) to
  average net assets                              0.03%      (0.36)%      (0.14)%       (0.13)%         0.34%
 Portfolio turnover rate                           119%          76%          84%           90%          118%
-------------------------------------------------------------------------------------------------------------

(1) Net investment income/(loss) aggregated less than $0.01 on a per share basis for the fiscal year end.
(2) Payment from affiliate aggregated less than $0.01 on a per share basis for the fiscal year end.
(3) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing, and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.
(4) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.

 128 Janus Equity Funds prospectus

JANUS ORION FUND
-------------------------------------------------------------------------------------------------------------
                                                                    Years ended October 31
                                                  2005        2004         2003          2002          2001
 NET ASSET VALUE, BEGINNING OF PERIOD             $6.25        $5.64        $4.33         $5.21         $8.81
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                      0.03           --(1)        --(1)         --(1)         --(1)
 Net gain/(loss) on securities (both realized
  and unrealized)                                  1.52         0.61         1.31        (0.88)        (3.58)
 Total from investment operations                  1.55         0.61         1.31        (0.88)        (3.58)
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment income)              --           --           --            --        (0.02)
 Distributions (from capital gains)                  --           --           --            --            --
 Payment from affiliate                              --           --(2)        --            --            --
 Total distributions and other                       --           --           --            --        (0.02)
 NET ASSET VALUE, END OF PERIOD                   $7.80        $6.25        $5.64         $4.33         $5.21
 Total return                                    24.80%       10.82%(3)    29.95%      (16.70)%      (40.69)%
 Net assets, end of period (in millions)           $691         $530         $514          $421          $602
 Average net assets for the period (in
  millions)                                        $590         $540         $431          $562          $762
 Ratio of gross expenses to average net
  assets(4)                                       1.02%        1.09%        1.10%         1.09%         1.06%
 Ratio of net expenses to average net assets      1.01%        1.08%        1.08%         1.04%         1.03%
 Ratio of net investment income/(loss) to
  average net assets                              0.52%      (0.05)%      (0.43)%       (0.30)%       (0.06)%
 Portfolio turnover rate                            68%          69%          72%          161%          206%
-------------------------------------------------------------------------------------------------------------

(1) Net investment income/(loss) aggregated less than $0.01 on a per share basis for the fiscal year end.
(2) Payment from affiliate aggregated less than $0.01 on a per share basis for the fiscal year end.
(3) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing, and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.
(4) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.

                                                       Financial highlights  129

JANUS TRITON FUND
--------------------------------------------------------------------------
                                                              Period ended
                                                               October 31
                                                                2005(1)
 NET ASSET VALUE, BEGINNING OF PERIOD                            $10.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                        --
 Net gain/(loss) on securities (both realized and
  unrealized)                                                      0.86
 Total from investment operations                                  0.86
 LESS DISTRIBUTIONS:
 Dividends (from net investment income)                              --
 Distributions (from capital gains)                                  --
 Total distributions                                                 --
 NET ASSET VALUE, END OF PERIOD                                  $10.86
 Total return(2)                                                  8.60%
 Net assets, end of period (in millions)                            $38
 Average net assets for the period (in millions)                    $26
 Ratio of gross expenses to average net assets(3)(4)              1.27%(5)
 Ratio of net expenses to average net assets(3)                   1.25%
 Ratio of net investment income/(loss) to average net
  assets(3)                                                     (0.24)%
 Portfolio turnover rate(3)                                         48%
--------------------------------------------------------------------------

(1) Fiscal period from February 25, 2005 (inception) through October 31, 2005.
(2) Total return is not annualized for periods of less than one full year.
(3) Annualized for periods of less than one full year.
(4) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(5) The ratio was 1.85% in 2005 before waiver of certain fees incurred by the Fund.

 130 Janus Equity Funds prospectus

JANUS GLOBAL LIFE SCIENCES FUND
--------------------------------------------------------------------------------------------------------------
                                                                    Years ended October 31
                                                  2005         2004         2003          2002          2001
 NET ASSET VALUE, BEGINNING OF PERIOD             $16.08       $14.61       $12.82        $16.96        $22.41
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                         --(1)        --(1)        --(1)         --(1)         --(1)
 Net gain/(loss) on securities (both realized
  and unrealized)                                   3.29         1.47         1.79        (4.14)        (5.43)
 Total from investment operations                   3.29         1.47         1.79        (4.14)        (5.43)
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment income)               --           --           --            --        (0.02)
 Distributions (from capital gains)                   --           --           --            --            --
 Redemption fees                                      --(2)        --(2)        --(2)        N/A           N/A
 Payment from affiliate                               --           --(3)        --            --            --
 Total distributions and other                        --           --           --            --        (0.02)
 NET ASSET VALUE, END OF PERIOD                   $19.37       $16.08       $14.61        $12.82        $16.96
 Total return                                     20.46%       10.06%(4)    13.87%      (24.35)%      (24.26)%
 Net assets, end of period (in millions)          $1,150       $1,183       $1,264        $1,390        $2,415
 Average net assets for the period (in
  millions)                                       $1,182       $1,288       $1,296        $1,928        $2,958
 Ratio of gross expenses to average net
  assets(5)                                        0.97%        1.02%        0.99%         0.89%         0.93%
 Ratio of net expenses to average net assets       0.96%        1.01%        0.98%         0.88%         0.91%
 Ratio of net investment income/(loss) to
  average net assets                             (0.49)%      (0.52)%      (0.28)%       (0.42)%       (0.32)%
 Portfolio turnover rate                             77%          78%         135%           73%           84%
--------------------------------------------------------------------------------------------------------------

(1) Net investment income/(loss) aggregated less than $0.01 on a per share basis for the fiscal year end.
(2) Redemption fees aggregated less than $0.01 on a per share basis for the fiscal year end.
(3) Payment from affiliate aggregated less than $0.01 on a per share basis for the fiscal year end.
(4) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading errors, which otherwise would have reduced total return by less than 0.01%.
(5) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.

                                                       Financial highlights  131

JANUS GLOBAL TECHNOLOGY FUND
-------------------------------------------------------------------------------------------------------------
                                                                    Years ended October 31
                                                  2005        2004         2003          2002          2001
 NET ASSET VALUE, BEGINNING OF PERIOD             $9.70       $10.44        $7.41        $10.83        $27.44
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                      0.01         0.02           --(1)     (0.01)          0.36
 Net gain/(loss) on securities (both realized
  and unrealized)                                  1.17       (0.76)         3.03        (3.41)       (16.64)
 Total from investment operations                  1.18       (0.74)         3.03        (3.42)       (16.28)
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment income)              --           --           --            --        (0.16)
 Distributions (from capital gains)                  --           --           --            --            --
 Tax return of capital                               --           --           --            --        (0.17)
 Redemption fees                                     --(2)        --(2)        --(2)        N/A           N/A
 Payment from affiliate                              --           --(3)        --            --            --
 Total distributions and other                       --           --           --            --        (0.33)
 NET ASSET VALUE, END OF PERIOD                  $10.88        $9.70       $10.44         $7.41        $10.83
 Total return                                    12.16%      (7.09)%(4)    41.08%      (31.67)%      (59.95)%
 Net assets, end of period (in millions)           $994       $1,255       $1,656        $1,250        $2,276
 Average net assets for the period (in
  millions)                                      $1,110       $1,481       $1,333        $1,907        $4,010
 Ratio of gross expenses to average net
  assets(5)                                       1.04%        1.07%        1.07%         0.96%         0.92%
 Ratio of net expenses to average net assets      1.03%        1.07%        1.06%         0.94%         0.90%
 Ratio of net investment income/(loss) to
  average net assets                              0.07%      (0.37)%      (0.27)%       (0.14)%         0.55%
 Portfolio turnover rate                            31%          24%          48%           66%           60%
-------------------------------------------------------------------------------------------------------------

(1) Net investment income/(loss) aggregated less than $0.01 on a per share basis for the fiscal year end.
(2) Redemption fees aggregated less than $0.01 on a per share basis for the fiscal year end.
(3) Payment from affiliate aggregated less than $0.01 on a per share basis for the fiscal year end.
(4) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading errors, which otherwise would have reduced total return by less than 0.01%.
(5) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.

 132 Janus Equity Funds prospectus

JANUS BALANCED FUND
-------------------------------------------------------------------------------------------------------------
                                                                      Years ended October 31
                                                      2005        2004        2003        2002         2001
 NET ASSET VALUE, BEGINNING OF PERIOD                $20.33      $19.34      $18.08       $19.27       $22.83
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                          0.42        0.38        0.38         0.47         0.56
 Net gain/(loss) on securities (both realized and
  unrealized)                                          1.28        0.99        1.28       (1.20)       (2.48)
 Total from investment operations                      1.70        1.37        1.66       (0.73)       (1.92)
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment income)              (0.41)      (0.38)      (0.40)       (0.46)       (0.61)
 Distributions (from capital gains)                      --          --          --           --       (1.03)
 Payment from affiliate                                  --(1)       --(1)       --           --           --
 Total distributions and other                       (0.41)      (0.38)      (0.40)       (0.46)       (1.64)
 NET ASSET VALUE, END OF PERIOD                      $21.62      $20.33      $19.34       $18.08       $19.27
 Total return                                         8.43%(2)    7.11%(2)    9.34%      (3.85)%      (8.83)%
 Net assets, end of period (in millions)             $2,507      $2,849      $3,929       $3,936       $4,410
 Average net assets for the period (in millions)     $2,721      $3,235      $4,004       $4,278       $4,663
 Ratio of gross expenses to average net assets(3)     0.80%       0.87%       0.89%        0.86%        0.85%
 Ratio of net expenses to average net assets          0.79%       0.87%       0.88%        0.84%        0.83%
 Ratio of net investment income/(loss) to average
  net assets                                          1.93%       1.82%       2.00%        2.44%        2.79%
 Portfolio turnover rate                                47%         45%         73%          88%         117%
-------------------------------------------------------------------------------------------------------------

(1) Payment from affiliate aggregated less than $0.01 on a per share basis for the fiscal year end.
(2) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing, and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.
(3) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.

                                                       Financial highlights  133

JANUS CONTRARIAN FUND
------------------------------------------------------------------------------------------------------------
                                                                   Years ended October 31
                                                 2005        2004         2003          2002          2001
 NET ASSET VALUE, BEGINNING OF PERIOD           $11.74       $9.97         $6.95         $8.42        $11.29
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                     0.05        0.01            --(1)         --(1)       0.03
 Net gain/(loss) on securities (both realized
  and unrealized)                                 2.44        1.76          3.03        (1.45)        (2.65)
 Total from investment operations                 2.49        1.77          3.03        (1.45)        (2.62)
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment income)         (0.03)          --        (0.01)(2)     (0.02)        (0.02)
 Distributions (from capital gains)                 --          --            --            --        (0.23)
 Payment from affiliate                             --(3)       --(3)         --            --            --
 Total distributions and other                  (0.03)          --        (0.01)        (0.02)        (0.25)
 NET ASSET VALUE, END OF PERIOD                 $14.20      $11.74         $9.97         $6.95         $8.42
 Total return                                   21.19%(4)   17.75%(4)     43.57%      (17.23)%      (23.61)%
 Net assets, end of period (in millions)        $2,906      $2,384        $2,499        $1,287        $1,955
 Average net assets for the period (in
  millions)                                     $2,716      $2,497        $1,863        $1,808        $2,666
 Ratio of gross expenses to average net
  assets(5)                                      0.93%       0.98%         1.02%         1.01%         0.92%
 Ratio of net expenses to average net assets     0.93%       0.98%         1.01%         0.98%         0.91%
 Ratio of net investment income to average net
  assets                                         0.45%       0.07%       (0.17)%         0.03%         0.29%
 Portfolio turnover rate                           42%         30%           44%           60%           77%
------------------------------------------------------------------------------------------------------------

(1) Net investment income/(loss) aggregated less than $0.01 on a per share basis for the fiscal year end.
(2) Dividends (from net investment income) includes tax return of capital, less than $0.01 per share.
(3) Payment from affiliate aggregated less than $0.01 on a per share basis for the fiscal year end.
(4) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing, and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.
(5) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.

 134 Janus Equity Funds prospectus

JANUS CORE EQUITY FUND
-----------------------------------------------------------------------------------------------------------
                                                                   Years ended October 31
                                                  2005        2004        2003         2002          2001
 NET ASSET VALUE, BEGINNING OF PERIOD            $18.78      $17.04      $14.99        $16.78        $24.25
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                      0.11        0.05        0.07          0.11          0.17
 Net gain/(loss) on securities (both realized
  and unrealized)                                  3.34        1.75        2.09        (1.81)        (4.98)
 Total from investment operations                  3.45        1.80        2.16        (1.70)        (4.81)
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment income)          (0.08)      (0.06)      (0.11)        (0.09)        (0.13)
 Distributions (from capital gains)                  --          --          --            --        (2.53)
 Payment from affiliate                              --(1)       --          --            --            --
 Total distributions and other                   (0.08)      (0.06)      (0.11)        (0.09)        (2.66)
 NET ASSET VALUE, END OF PERIOD                  $22.15      $18.78      $17.04        $14.99        $16.78
 Total return                                    18.44%(2)   10.61%      14.54%      (10.26)%      (21.70)%
 Net assets, end of period (in millions)           $721        $613        $708          $707          $733
 Average net assets for the period (in
  millions)                                        $653        $654        $708          $802          $876
 Ratio of gross expenses to average net
  assets(3)                                       0.90%       0.97%       0.97%         0.92%         0.95%
 Ratio of net expenses to average net assets      0.89%       0.97%       0.96%         0.89%         0.93%
 Ratio of net investment income/(loss) to
  average net assets                              0.50%       0.24%       0.40%         0.66%         0.85%
 Portfolio turnover rate                            74%         58%         77%           98%          115%
-----------------------------------------------------------------------------------------------------------

(1) Payment from affiliate aggregated less than $0.01 on a per share basis for the fiscal year end.
(2) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing, and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.
(3) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.

                                                       Financial highlights  135

JANUS GROWTH AND INCOME FUND
-------------------------------------------------------------------------------------------------------------
                                                                    Years ended October 31
                                                   2005        2004        2003          2002          2001
 NET ASSET VALUE, BEGINNING OF PERIOD             $29.29      $27.12       $23.70        $27.99        $40.88
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                       0.24        0.07         0.17          0.20          0.32
 Net gain/(loss) on securities (both realized
  and unrealized)                                   4.66        2.17         3.43        (4.28)       (11.24)
 Total from investment operations                   4.90        2.24         3.60        (4.08)       (10.92)
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment income)           (0.22)      (0.07)       (0.18)        (0.21)        (0.35)
 Distributions (from capital gains)                   --          --           --            --        (1.62)
 Payment from affiliate                               --(1)       --(1)        --            --            --
 Total distributions and other                    (0.22)      (0.07)       (0.18)        (0.21)        (1.97)
 NET ASSET VALUE, END OF PERIOD                   $33.97      $29.29       $27.12        $23.70        $27.99
 Total return                                     16.79%(2)    8.28%(2)    15.20%      (14.62)%      (27.66)%
 Net assets, end of period (in millions)          $5,735      $5,177       $6,003        $5,328        $6,575
 Average net assets for the period (in millions)  $5,455      $5,568       $5,715        $6,480        $7,758
 Ratio of gross expenses to average net
  assets(3)                                        0.88%       0.92%        0.91%         0.90%         0.87%
 Ratio of net expenses to average net assets       0.87%       0.92%        0.91%         0.88%         0.86%
 Ratio of net investment income/(loss) to
  average net assets                               0.68%       0.24%        0.67%         0.73%         0.96%
 Portfolio turnover rate                             38%         41%          50%           49%           59%
-------------------------------------------------------------------------------------------------------------

(1) Payment from affiliate aggregated less than $0.01 on a per share basis for the fiscal year end.
(2) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing, and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.
(3) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.

 136 Janus Equity Funds prospectus

JANUS RESEARCH FUND
--------------------------------------------------------------------------
                                                              Period ended
                                                               October 31
                                                                2005(1)
 NET ASSET VALUE, BEGINNING OF PERIOD                             $10.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                     (0.01)
 Net gain/(loss) on securities (both realized and
  unrealized)                                                       1.12
 Total from investment operations                                   1.11
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment income)                               --
 Distributions (from capital gains)                                   --
 Payment from affiliate                                               --(2)
 Total distributions and other                                        --
 NET ASSET VALUE, END OF PERIOD                                   $11.11
 Total return(3)                                                  11.10%(4)
 Net assets, end of period (in millions)                             $47
 Average net assets for the period (in millions)                     $30
 Ratio of gross expenses to average net assets(5)(6)               1.27%(7)
 Ratio of net expenses to average net assets(5)                    1.25%
 Ratio of net investment income/(loss) to average net
  assets(5)                                                      (0.24)%
 Portfolio turnover rate(5)                                          86%
--------------------------------------------------------------------------

(1) Fiscal period from February 25, 2005 (inception) through October 31, 2005.
(2) Payment from affiliate aggregated less than $0.01 on a per share basis for the fiscal period end.
(3) Total return is not annualized for periods of less than one full year.
(4) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing, and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.
(5) Annualized for periods of less than one full year.
(6) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(7) The ratio was 1.61% before waiver of certain fees incurred by the Fund.

                                                       Financial highlights  137

INTECH RISK-MANAGED STOCK FUND(1)
---------------------------------------------------------------------------------------------
                                                                      Years or Period
                                                                     ended October 31
                                                               2005        2004       2003(2)
 NET ASSET VALUE, BEGINNING OF PERIOD                         $13.98      $12.44      $10.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                   0.12        0.08        0.01
 Net gain/(loss) on securities (both realized and
  unrealized)                                                   1.89        1.75        2.43
 Total from investment operations                               2.01        1.83        2.44
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment income)                       (0.08)      (0.03)          --
 Distributions (from capital gains)                           (0.63)      (0.26)          --
 Redemption fees                                                  --(3)       --(3)       --(3)
 Total distributions and other                                (0.71)      (0.29)          --
 NET ASSET VALUE, END OF PERIOD                               $15.28      $13.98      $12.44
 Total return(4)                                              14.79%      15.06%      24.40%
 Net assets, end of period (in millions)                        $379        $182         $89
 Average net assets for the period (in millions)                $308        $130         $51
 Ratio of gross expenses to average net assets(5)(6)           0.89%       0.69%(7)    1.13%(7)
 Ratio of net expenses to average net assets(5)                0.88%       0.69%       1.13%
 Ratio of net investment income/(loss) to average net
  assets(5)                                                    0.92%       0.72%       0.24%
 Portfolio turnover rate(5)                                      81%         71%         39%
---------------------------------------------------------------------------------------------

(1) Formerly named Janus Risk-Managed Stock Fund.
(2) Fiscal period from February 28, 2003 (inception) through October 31, 2003.
(3) Redemption fees aggregated less than $0.01 on a per share basis for the period or year end.
(4) Total return is not annualized for periods of less than one full year.
(5) Annualized for periods of less than one full year.
(6) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(7) The ratio was 1.07% in 2004 and 1.78% in 2003 before waiver of certain fees incurred by the Fund.

 138 Janus Equity Funds prospectus

JANUS MID CAP VALUE FUND - INVESTOR SHARES(1)
----------------------------------------------------------------------------------------------------------------
                                                        Years or Periods                         Years ended
                                                        ended October 31                        September 30
                                           2005        2004       2003(2)      2003(3)        2002         2001
 NET ASSET VALUE, BEGINNING OF PERIOD     $22.22      $18.94      $15.15       $13.71         $14.30      $14.43
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)               0.14        0.10        0.03         0.03           0.02        0.06
 Net gain/(loss) on securities (both
  realized and unrealized)                  2.89        3.28        3.76         1.44         (0.23)        1.27
 Total from investment operations           3.03        3.38        3.79         1.47         (0.21)        1.33
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment income)   (0.08)      (0.10)          --       (0.03)         (0.03)      (0.10)
 Distributions (from capital gains)       (1.93)          --          --           --         (0.35)      (1.36)
 Payment from affiliate                       --(4)       --(4)       --           --             --          --
 Total distributions and other            (2.01)      (0.10)          --       (0.03)         (0.38)      (1.46)
 NET ASSET VALUE, END OF PERIOD           $23.24      $22.22      $18.94       $15.15         $13.71      $14.30
 Total return(5)                          14.26%(6)   17.92%(7)   25.02%       10.73%        (1.96)%       9.70%
 Net assets, end of period (in millions)  $4,188      $2,979      $1,494       $1,034           $782        $149
 Average net assets for the period (in
  millions)                               $3,797      $2,245      $1,262         $962            N/A         N/A
 Ratio of gross expenses to average net
  assets(8)(9)(10)                         0.93%       0.94%       1.08%        1.14%(11)      1.17%       1.22%
 Ratio of net expenses to average net
  assets(8)(9)                             0.92%       0.94%       1.08%        1.14%            N/A         N/A
 Ratio of net investment income/(loss)
  to average net assets(9)                 0.67%       0.56%       0.45%        0.44%          0.28%       0.78%
 Portfolio turnover rate(9)                  86%         91%         97%          94%            65%        116%
----------------------------------------------------------------------------------------------------------------

 (1) Berger Mid Cap Value Fund prior to reorganization.
 (2) Fiscal period May 1, 2003 through October 31, 2003.
 (3) Fiscal period October 1, 2002 through April 30, 2003.
 (4) Payment from affiliate aggregated less than $0.01 on a per share basis for the fiscal year end.
 (5) Total return is not annualized for periods of less than one full year.
 (6) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing, and/or shareholder activity errors, which otherwise would have reduced total return by 0.01%.
 (7) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing, and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.
 (8) Certain prior year amounts have been reclassified to conform to current year presentation.
 (9) Annualized for periods of less than one full year.
(10) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(11) The ratio was 1.17% in 2003 before waiver of certain fees incurred by the Fund.

                                                       Financial highlights  139

JANUS GLOBAL OPPORTUNITIES FUND
-------------------------------------------------------------------------------------------------------
                                                        Years or Period ended October 31
                                           2005         2004         2003          2002         2001(1)
 NET ASSET VALUE, BEGINNING OF PERIOD     $12.93       $11.66        $8.64          $9.68        $10.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)               0.10         0.03         0.03           0.03          0.02
 Net gain/(loss) on securities (both
   realized and unrealized)                 0.91         1.27         3.02         (1.04)        (0.34)
 Total from investment operations           1.01         1.30         3.05         (1.01)        (0.32)
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment
   income)                                (0.03)       (0.03)       (0.04)         (0.02)            --
 Distributions (from capital gains)           --           --           --         (0.01)            --
 Redemption fees                              --(2)        --(2)      0.01            N/A           N/A
 Payment from affiliate                       --(3)        --           --             --            --
 Total distributions and other            (0.03)       (0.03)       (0.03)         (0.03)            --
 NET ASSET VALUE, END OF PERIOD           $13.91       $12.93       $11.66          $8.64         $9.68
 Total return(4)                           7.78%(5)    11.18%       35.51%       (10.59)%       (3.10)%
 Net assets, end of period (in
   millions)                                $178         $207         $144           $149           $63
 Average net assets for the period (in
   millions)                                $219         $175         $133           $155           $55
 Ratio of gross expenses to average
   net assets(6)(7)                        1.03%        1.09%        1.17%          1.19%         1.52%
 Ratio of net expenses to average net
   assets(6)                               1.02%        1.09%        1.16%          1.16%         1.50%
 Ratio of net investment income/(loss)
   to average net assets(6)                0.62%        0.24%        0.27%          0.40%         0.64%
 Portfolio turnover rate(6)                  36%          37%          31%            84%            0%
-------------------------------------------------------------------------------------------------------

(1) Fiscal period from June 29, 2001 (inception) through October 31, 2001.
(2) Redemption fees aggregated less than $0.01 on a per share basis for the fiscal year end.
(3) Payment from affiliate aggregated less than $0.01 on a per share basis for the fiscal year end.
(4) Total return is not annualized for periods of less than one full year.
(5) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing, and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.
(6) Annualized for periods of less than one full year.
(7) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.

 140 Janus Equity Funds prospectus

JANUS OVERSEAS FUND
-----------------------------------------------------------------------------------------------------------
                                                                   Years ended October 31
                                                  2005        2004        2003         2002          2001
 NET ASSET VALUE, BEGINNING OF PERIOD            $21.62      $19.50      $15.44        $18.44        $33.44
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                      0.21        0.18        0.24          0.15          0.28
 Net gain/(loss) on securities (both realized
  and unrealized)                                  6.82        2.18        3.98        (3.05)       (11.42)
 Total from investment operations                  7.03        2.36        4.22        (2.90)       (11.14)
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment income)          (0.23)      (0.24)      (0.16)        (0.10)        (0.20)
 Distributions (from capital gains)                  --          --          --            --        (3.66)
 Redemption fees                                     --(1)       --(1)       --(1)        N/A           N/A
 Payment from affiliate                              --(2)       --(2)       --            --            --
 Total distributions and other                   (0.23)      (0.24)      (0.16)        (0.10)        (3.86)
 NET ASSET VALUE, END OF PERIOD                  $28.42      $21.62      $19.50        $15.44        $18.44
 Total return                                    32.74%(3)   12.24%(3)   27.62%      (15.78)%      (37.09)%
 Net assets, end of period (in millions)         $2,555      $2,090      $2,811        $3,243        $4,989
 Average net assets for the period (in
  millions)                                      $2,272      $2,497      $2,898        $4,446        $6,946
 Ratio of gross expenses to average net
  assets(4)                                       0.90%       0.93%       0.94%         0.91%         0.87%
 Ratio of net expenses to average net assets      0.89%       0.93%       0.94%         0.89%         0.85%
 Ratio of net investment income/(loss) to
  average net assets                              0.88%       0.72%       1.21%         0.69%         0.77%
 Portfolio turnover rate                            57%         58%        104%           63%           65%
-----------------------------------------------------------------------------------------------------------

(1) Redemption fees aggregated less than $0.01 on a per share basis for the fiscal year end.
(2) Payment from affiliate aggregated less than $0.01 on a per share basis for the fiscal year end.
(3) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing, and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.
(4) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.

                                                       Financial highlights  141

JANUS WORLDWIDE FUND
-------------------------------------------------------------------------------------------------------------
                                                                    Years ended October 31
                                                   2005        2004        2003          2002          2001
 NET ASSET VALUE, BEGINNING OF PERIOD             $38.12      $37.34       $32.87        $40.17        $70.74
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                       0.46        0.30         0.37          0.27          0.39
 Net gain/(loss) on securities (both realized
  and unrealized)                                   3.14        0.84         4.41        (7.56)       (24.04)
 Total from investment operations                   3.60        1.14         4.78        (7.29)       (23.65)
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment income)           (0.31)      (0.36)       (0.31)        (0.01)        (0.41)
 Distributions (from capital gains)                   --          --           --            --        (6.51)
 Redemption fees                                      --(1)       --(1)        --(1)        N/A           N/A
 Payment from affiliate                               --(2)       --(2)        --            --            --
 Total distributions and other                    (0.31)      (0.36)       (0.31)        (0.01)        (6.92)
 NET ASSET VALUE, END OF PERIOD                   $41.41      $38.12       $37.34        $32.87        $40.17
 Total return                                      9.47%(3)    3.06%(3)    14.65%      (18.15)%      (36.56)%
 Net assets, end of period (in millions)          $4,958      $7,074      $11,341       $13,465       $20,331
 Average net assets for the period (in millions)  $5,984      $9,278      $12,124       $18,185       $27,993
 Ratio of gross expenses to average net
  assets(4)                                        0.85%       0.92%        0.93%         0.87%         0.87%
 Ratio of net expenses to average net assets       0.85%       0.92%        0.92%         0.86%         0.85%
 Ratio of net investment income/(loss) to
  average net assets                               0.90%       0.61%        0.99%         0.62%         0.53%
 Portfolio turnover rate                             33%        120%         108%           73%           78%
-------------------------------------------------------------------------------------------------------------

(1) Redemption fees aggregated less than $0.01 on a per share basis for the fiscal year end.
(2) Payment from affiliate aggregated less than $0.01 on a per share basis for the fiscal year end.
(3) Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading and/or pricing errors, which otherwise would have reduced total return by less than 0.01%.
(4) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.

 142 Janus Equity Funds prospectus

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

   This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Funds may invest. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

   BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in a loan originated by a lender or other financial institution, or as an assignment of a portion of a loan previously attributable to a different lender.

   BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

   CERTIFICATES OF PARTICIPATION ("COPS") are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities. Municipal lease obligations are often sold in the form of COPs. See "Municipal lease obligations" below.

   COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

   COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

   CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

   DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

   DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

                                               Glossary of investment terms  143

   EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

   EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

   FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

   HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

   INDUSTRIAL DEVELOPMENT BONDS are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. See "Municipal securities" below.

   MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

   MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

 144 Janus Equity Funds prospectus

   MUNICIPAL LEASE OBLIGATIONS are revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be backed by the issuing municipality's credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payments on an annual basis, which may result in termination of the lease and possible default.

   MUNICIPAL SECURITIES are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.

   PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

   PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

   PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

   PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

   REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

   RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

   STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the

                                               Glossary of investment terms  145
   amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

   STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.

   STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

   TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

   U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

   VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

   WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the

 146 Janus Equity Funds prospectus
   time of issuance of the warrant. The right may last for a period of years or indefinitely.

   ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

   CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange of regular periodic payments.

   EQUITY-LINKED STRUCTURED NOTES are debt securities which combine the characteristics of common stock and the sale of an option. The return component is based on the performance of a single equity security, a basket of equity securities, or an equity index and the sale of an option which is recognized as income. Equity-linked structured notes are typically offered in limited transactions to financial institutions by investment banks. There is no guaranteed return of principal with these securities. The appreciation potential of these securities is limited by a maximum payment or call right and can be influenced by many unpredictable factors.

   FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

   FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

                                               Glossary of investment terms  147

   INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/ structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

   INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

   INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

   OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

   PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

   REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

   REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

 148 Janus Equity Funds prospectus

   SHORT SALES in which a Fund may engage may be of two types, short sales "against the box" or "naked" short sales. Short sales against the box involve selling either a security that a Fund owns, or a security equivalent in kind or amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that a Fund borrows and does not own. A Fund may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For naked short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

   WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.

                                               Glossary of investment terms  149

                  You can make inquiries and request other information, including a Statement of Additional Information, Annual Report, or Semiannual Report, free of charge, by contacting a Janus representative at 1-800-525-3713. The Funds' Statement of Additional Information and most recent Annual and Semiannual Reports are also available, free of charge, on www.janus.com. Additional information about the Funds' investments is available in the Funds' Annual and Semiannual Reports. In the Funds' Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal period. Other information is also available from financial intermediaries that sell shares of the Funds.

                  The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090).
                  Information on the operation of the Public
                  Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

                     (JANUS LOGO)

                                  www.janus.com

                                  PO Box 173375
                                  Denver, CO 80217-3375
                                  1-800-525-3713

            The Trust's Investment Company Act File No. is 811-1879.

February 28, 2006

GROWTH
 Janus Fund
 Janus Enterprise Fund
 Janus Mercury Fund
 Janus Olympus Fund
 Janus Orion Fund
 Janus Triton Fund
 Janus Twenty Fund*
 Janus Venture Fund*

SPECIALTY GROWTH
 Janus Global Life Sciences Fund
 Janus Global Technology Fund

CORE
 Janus Balanced Fund
 Janus Contrarian Fund
 Janus Core Equity Fund
 Janus Growth and Income Fund
 Janus Research Fund

RISK-MANAGED
 INTECH Risk-Managed Stock Fund
   (formerly named Janus
   Risk-Managed Stock Fund)

VALUE
 Janus Mid Cap Value Fund -
   Investor Shares
 Janus Mid Cap Value Fund -
   Institutional Shares*
 Janus Small Cap Value Fund -
   Investor Shares*
 Janus Small Cap Value Fund -
   Institutional Shares*

INTERNATIONAL & GLOBAL
 Janus Global Opportunities Fund
 Janus Overseas Fund
 Janus Worldwide Fund

BOND
 Janus Flexible Bond Fund
 Janus High-Yield Fund
 Janus Short-Term Bond Fund
 Janus Federal Tax-Exempt Fund

                          JANUS EQUITY AND BOND FUNDS

                      Statement of Additional Information

     This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectuses for the Funds listed above, each of which is a separate series of Janus Investment Fund, a Massachusetts business trust (the "Trust"). Janus Capital Management LLC ("Janus Capital") is the investment adviser of each Fund. In addition, subadvisers are responsible for the day-to-day operations of certain Funds.

     This SAI is not a Prospectus and should be read in conjunction with the Funds' Prospectuses dated February 28, 2006, and any supplements thereto, which are incorporated by reference into this SAI and may be obtained from the Trust on www.janus.com, by calling 1-800-525-3713, or by writing the Funds at the address shown on the back of this SAI. This SAI contains additional and more detailed information about the Funds' operations and activities than the Prospectuses. The Annual and Semiannual Reports, which contain important financial information about the Funds, are incorporated by reference into this SAI and are also available, without charge, on www.janus.com, by calling 1-800-525-3713, or by writing the Funds at the address shown on the back cover of this SAI.

      * These Funds/Classes are closed to new investors. However, current investors may continue to invest in the Funds and/or may open new Fund accounts. The Funds may resume sales of their shares to new investors at some future date, but they have no present intention to do so. If you are a current Fund shareholder and close an existing Fund account, you will not be able to make additional investments in the Fund unless you meet one of the specified criteria. You may be required to demonstrate eligibility to purchase shares of the Fund before your investment is accepted. See the "Shareholder's Manual" or "Shareholder's Guide" section of the Funds' Prospectuses for more details.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

       Classification, Portfolio Turnover, Investment Policies
          and Restrictions, and Investment Strategies and
          Risks.................................................    2
       Investment Adviser and Subadvisers.......................   44
       Custodian, Transfer Agent, and Certain Affiliations......   76
       Portfolio Transactions and Brokerage.....................   78
       Trustees and Officers....................................   86
       Purchase of Shares.......................................  110
          Net Asset Value Determination.........................  110
          Reinvestment of Dividends and Distributions...........  111
       Redemption of Shares.....................................  113
       Shareholder Accounts.....................................  114
          Online and Telephone Transactions.....................  114
          Systematic Redemptions................................  114
       Tax-Deferred Accounts....................................  115
       Income Dividends, Capital Gains Distributions, and Tax
          Status................................................  116
       Principal Shareholders...................................  118
       Miscellaneous Information................................  122
          Shares of the Trust...................................  122
          Shareholder Meetings..................................  123
          Voting Rights.........................................  123
          Master/Feeder Option..................................  124
          Independent Registered Public Accounting Firm.........  124
          Registration Statement................................  124
       Financial Statements.....................................  125
       Appendix A...............................................  126
          Explanation of Rating Categories......................  126

CLASSIFICATION, PORTFOLIO TURNOVER, INVESTMENT POLICIES
AND RESTRICTIONS, AND INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

JANUS INVESTMENT FUND

   This Statement of Additional Information includes information about 25 series of the Trust. Each Fund is a series of Janus Investment Fund (the "Trust"), an open-end, management investment company.

   EQUITY FUNDS. Janus Fund, Janus Enterprise Fund, Janus Mercury Fund, Janus Olympus Fund, Janus Orion Fund, Janus Triton Fund, Janus Twenty Fund, Janus Venture Fund, Janus Global Life Sciences Fund, Janus Global Technology Fund, Janus Balanced Fund, Janus Contrarian Fund, Janus Core Equity Fund, Janus Growth and Income Fund, Janus Research Fund, INTECH Risk-Managed Stock Fund, Janus Mid Cap Value Fund, Janus Small Cap Value Fund, Janus Global Opportunities Fund, Janus Overseas Fund, and Janus Worldwide Fund are referred to collectively in this SAI as the "Equity Funds."

   BOND FUNDS. Janus Flexible Bond Fund, Janus High-Yield Fund, Janus Short-Term Bond Fund, and Janus Federal Tax-Exempt Fund are referred to collectively in this SAI as the "Bond Funds."

CLASSIFICATION

   The Investment Company Act of 1940 ("1940 Act") classifies mutual funds as either diversified or nondiversified. Janus Orion Fund, Janus Twenty Fund, Janus Contrarian Fund, and Janus Global Opportunities Fund are classified as nondiversified. Janus Fund, Janus Enterprise Fund, Janus Mercury Fund, Janus Olympus Fund, Janus Triton Fund, Janus Venture Fund, Janus Global Life Sciences Fund, Janus Global Technology Fund, Janus Balanced Fund, Janus Core Equity Fund, Janus Growth and Income Fund, Janus Research Fund, INTECH Risk-Managed Stock Fund, Janus Mid Cap Value Fund, Janus Small Cap Value Fund, Janus Overseas Fund, Janus Worldwide Fund, Janus Flexible Bond Fund, Janus High-Yield Fund, Janus Short-Term Bond Fund, and Janus Federal Tax-Exempt Fund are classified as diversified.

SUBADVISERS

   FUND SUBADVISED BY INTECH. Enhanced Investment Technologies, LLC ("INTECH") is the investment subadviser for INTECH Risk-Managed Stock Fund.

   FUNDS SUBADVISED BY PERKINS. Perkins, Wolf, McDonnell and Company, LLC ("Perkins") is the investment subadviser for Janus Mid Cap Value Fund and Janus Small Cap Value Fund.

PORTFOLIO TURNOVER

   The portfolio turnover rate for Janus Fund for the fiscal year ended October 31, 2005 was 78% compared to 21% for the fiscal year ended October 31, 2004. The increase in the Fund's portfolio turnover rate was primarily due to an increase in the number of fund holdings.The portfolio turnover rate for Janus Worldwide Fund for the fiscal year ended October 31, 2005 was 33% compared to 120% for the fiscal year ended October 31, 2004. The decline in the Fund's portfolio turnover rate was primarily due to a restructuring of the Fund's portfolio as a result of a change in portfolio management. The portfolio turnover rate for Janus Federal Tax-Exempt Fund for the fiscal year ended October 31, 2005 was 149% compared to 52% for the fiscal year ended October 31, 2004. The increase in the Fund's portfolio turnover rate was primarily due to a restructuring of the Fund's portfolio as a result of a change in the Fund's portfolio management.

INVESTMENT POLICIES AND RESTRICTIONS APPLICABLE TO ALL FUNDS

   The Funds are subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of: (i) more than 50% of the outstanding voting securities of the Trust (or a particular Fund or particular class of shares if a matter affects just that Fund or that class of shares) or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or a particular Fund or class of shares) are present or represented by proxy. The following policies are fundamental policies of the Funds. Each of these policies applies to all of the Funds, except policies (1) and (2), which apply only to the Funds specifically listed in those policies.

   As used in the policies and restrictions set forth below and as used elsewhere in this SAI, the term "U.S. Government securities" shall have the meaning set forth in the Investment Company Act of 1940, as amended (the "1940 Act"). The 1940 Act defines U.S. Government securities as securities issued or guaranteed by the United States Government, its agencies, or instrumentalities. U.S. Government securities may also include repurchase agreements collateralized and municipal securities escrowed with or refunded with escrowed U.S. Government securities.

   (1) With respect to 75% of its total assets, Janus Fund, Janus Enterprise Fund, Janus Mercury Fund, Janus Olympus Fund, Janus Triton Fund, Janus Venture Fund, Janus Global Life Sciences Fund, Janus Global Technology Fund, Janus Balanced Fund, Janus Core Equity Fund, Janus Growth and Income Fund, Janus

   Research Fund, INTECH Risk-Managed Stock Fund, Janus Mid Cap Value Fund, Janus Small Cap Value Fund, Janus Overseas Fund, Janus Worldwide Fund, Janus Flexible Bond Fund, Janus High-Yield Fund, Janus Short-Term Bond Fund, and Janus Federal Tax-Exempt Fund may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities, or repurchase agreements collateralized by U.S. Government securities, and other investment companies) if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

   Each Fund may not:

   (2) Invest 25% or more of the value of its total assets in any particular industry (other than U.S. Government securities). This policy does not apply to Janus Global Life Sciences Fund. This policy does not apply to Janus Federal Tax-Exempt Fund regarding municipal obligations only. For the purposes of this limitation only, industrial development bonds issued by nongovernmental users shall not be deemed to be municipal obligations. Industrial development bonds shall be classified according to the industry of the entity that has the ultimate responsibility for the payment of principal and interest on the obligation.

   (3) Invest directly in real estate or interests in real estate; however, the Funds may own debt or equity securities issued by companies engaged in those businesses.

   (4) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Funds from purchasing or selling foreign currencies, options, futures, swaps, forward contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

   (5) Lend any security or make any other loan if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities, or loans, including assignments and participation interests).

   (6) Act as an underwriter of securities issued by others, except to the extent that the Fund may be deemed an underwriter in connection with the disposition of portfolio securities of the Fund.

   (7) Borrow money except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of a Fund's total assets (including the amount borrowed). This policy shall not prohibit short sales transactions or futures, options, swaps, or forward transactions. The Funds may not issue "senior securities" in contravention of the 1940 Act.

   As a fundamental policy, each Fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as such Fund.

   The Trustees have adopted additional investment restrictions for the Funds. These restrictions are operating policies of the Funds and may be changed by the Trustees without shareholder approval. The additional restrictions adopted by the Trustees to date include the following:

   (a) If a Fund is an approved underlying fund in a Janus fund of funds, the Fund may not acquire the securities of other investment companies or registered unit investment trusts in excess of the limits of Section 12(d)(1) of the 1940 Act in reliance on subparagraph (F) or subparagraph (G) of
   Section 12(d)(1).

   (b) The Funds may sell securities short if they own or have the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefore ("short sales against the box"). In addition, the Equity Funds may engage in "naked" short sales, which involve selling a security that a Fund borrows and does not own. The total market value of all of a Fund's naked short sale positions will not exceed 8% of its assets. Transactions in futures, options, swaps, and forward contracts are not deemed to constitute selling securities short.

   (c) The Funds do not currently intend to purchase securities on margin, except that the Funds may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps, and forward contracts shall not be deemed to constitute purchasing securities on margin.

   (d) A Fund may not mortgage or pledge any securities owned or held by such Fund in amounts that exceed, in the aggregate, 15% of that Fund's net asset value ("NAV"), provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, guarantee positions in futures, options, swaps, or forward contracts, or the segregation of assets in connection with such contracts.

   (e) The Funds do not currently intend to purchase any security or enter into a repurchase agreement if, as a result, more than 15% of their respective net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Funds' investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"), or any successor to such rule, Section 4(2) commercial paper, and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

   (f) The Funds may not invest in companies for the purpose of exercising control of management.

   Under the terms of an exemptive order received from the Securities and Exchange Commission ("SEC"), each of the Funds may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital or one of its affiliates serves as investment adviser. All such borrowing and lending will be subject to the above limits and to the limits and other conditions in such exemptive order. A Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. A Fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs.

   For the purposes of these investment restrictions, the identification of the issuer of a municipal obligation depends on the terms and conditions of the security. When assets and revenues of a political subdivision are separate from those of the government that created the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision is deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if the bond is backed only by assets and revenues of a nongovernmental user, then the nongovernmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees the security, the guarantee would be considered a separate security that would be treated as an issue of the guaranteeing entity.

   For purposes of each Fund's policies on investing in particular industries, the Funds will rely primarily on industry or industry group classifications as published by Bloomberg L.P. To the extent that Bloomberg L.P. industry classifications are so broad that the primary economic characteristics in a single class are materially different, the Funds may further classify issuers in accordance with industry classifications as published by the SEC.

INVESTMENT POLICIES APPLICABLE TO CERTAIN FUNDS

   JANUS GLOBAL LIFE SCIENCES FUND. As a fundamental policy, Janus Global Life Sciences Fund will normally invest at least 25% of its total assets, in the aggregate, in the following industry groups: health care, pharmaceuticals, agriculture, cosmetics/personal care, and biotechnology. Janus Global Life Sciences Fund does not have a policy to concentrate in any industry other than those listed above.

   JANUS BALANCED FUND. As an operational policy, at least 25% of the assets of Janus Balanced Fund will normally be invested in fixed-income senior securities.

   JANUS SHORT-TERM BOND FUND. As an operational policy, under normal circumstances, Janus Short-Term Bond Fund expects to maintain an average weighted effective maturity of three years or less. The investment personnel may consider estimated prepayment dates or call dates of certain securities in computing the portfolio's effective maturity.

   JANUS FEDERAL TAX-EXEMPT FUND. As a fundamental policy, Janus Federal Tax-Exempt Fund will normally invest at least 80% of its net assets in securities whose income is not subject to federal income taxes, including the alternative minimum tax.

INVESTMENT STRATEGIES AND RISKS

Cash Position

   As discussed in the Prospectuses, a Fund's cash position may temporarily increase under various circumstances. Securities that the Funds may invest in as a means of receiving a return on idle cash include domestic or foreign denominated commercial paper, certificates of deposit, repurchase agreements, or other short-term debt obligations. These securities may include U.S. and foreign short-term cash instruments. Each Fund may also invest in money market funds, including funds managed by Janus Capital. (See "Investment Company Securities.")

   INTECH Risk-Managed Stock Fund normally remains as fully invested as possible and does not seek to lessen the effects of a declining market through hedging or temporary defensive positions. The Fund may use exchange-traded funds as well as futures, options, and other derivatives to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Fund may invest in U.S. Government securities and other short-term, interest-bearing securities without regard to the Fund's otherwise applicable percentage limits, policies, or its normal investment emphasis, when INTECH believes market, economic, or political conditions warrant a temporary defensive position.

Illiquid Investments

   Each Fund may invest up to 15% of its net assets in illiquid investments (i.e., securities that are not readily marketable). The Trustees have authorized Janus Capital to make liquidity determinations with respect to certain securities, including Rule 144A Securities, commercial paper, and municipal lease obligations purchased by the Funds. Under the guidelines established by the Trustees, Janus Capital will consider the following factors: (i) the frequency of trades and quoted prices for the security; (ii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iii) the willingness of dealers to undertake to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer. In the case of commercial paper, Janus Capital will also consider whether the paper is traded flat or in default as to principal and interest and any ratings of the paper by a nationally recognized statistical rating organization ("NRSRO"). Certain securities previously deemed liquid may become illiquid in any subsequent assessment of the foregoing factors or other changes. Foreign securities that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market are not restricted under the Funds' liquidity procedures if traded in that market. Such securities will be treated as "restricted" if traded in the United States because foreign securities are not registered for sale under the U.S. Securities Act of 1933.

   If illiquid securities exceed 15% of a Fund's net assets after the time of purchase, the Fund will take steps to reduce in an orderly fashion its holdings of illiquid securities. Because illiquid securities may not be readily marketable, the investment personnel may not be able to dispose of them in a timely manner. As a result, the Fund may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the NAV of a Fund to decline.

   Each Fund may invest up to 5% of its total assets in venture capital investments, although no more than 0.5% of its total assets will be invested in any one venture capital company. Venture capital investments are investments in new and early stage companies whose securities are not publicly traded. These investments may present significant opportunities for capital appreciation but involve a high degree of risk that can result in substantial losses. The Funds may not be able to sell such investments when the investment personnel deem it appropriate to do so due to restrictions on their sale. In addition, the Funds may be forced to sell their venture capital investments at less than fair market value. Where venture capital investments must be registered prior to their sale, the Funds may be obligated to pay all or part of the registration expenses. Any of these situations may result in a decrease in a Fund's NAV.

Securities Lending

   Under procedures adopted by the Trustees, the Funds may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. The Funds may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. The Funds do not have the right to vote on securities while they are being lent; however, the Funds may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC. Cash collateral may also be invested in unaffiliated money market funds or other accounts.

Foreign Securities

   Unless otherwise limited by its specific investment policies, each Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Fund's performance may depend on factors other than the performance of a particular company. These factors include:

   CURRENCY RISK. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

   POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fund's assets from that country.

   REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

   MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder a Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

   TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

   EMERGING MARKETS. Within the parameters of their specific investment policies, the Funds, particularly Janus Global Life Sciences Fund, Janus Global Technology Fund, Janus Global Opportunities Fund, Janus Overseas Fund, and Janus Worldwide Fund, may invest an unlimited amount of their assets in a company or companies from one or more "developing countries" or "emerging markets." Such countries include, but are not limited to, countries included in the Morgan Stanley Capital International ("MSCI") Emerging Markets Index(SM). Janus Orion Fund, Janus Triton Fund, Janus Contrarian Fund, and Janus Research Fund have at times invested a significant portion of their assets in emerging markets and may continue to do so. Investing in emerging markets involves certain risks not typically associated with investing in the United States, and imposes risks greater than, or in addition to, risks of investing in more developed foreign countries. In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in more developed markets. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on a Fund's investments. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries. The securities markets of many of the countries in which the Funds may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Funds to obtain or to enforce a judgment against the issuers of such securities. In addition, there may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of an investment in such securities. The Funds may be subject to emerging markets risk to the extent that they invest in companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets. A summary of each Fund's investments by country is contained in the Funds' shareholder reports and the Funds' Form N-Q, which are filed with the SEC.

Short Sales

   Each Fund may engage in "short sales against the box." This technique involves selling either a security that a Fund owns, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. A Fund may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, a Fund loses the opportunity to participate in the gain.

   The Equity Funds may also engage in "naked" short sales (no more than 8% of a Fund's assets may be invested in naked short sales). In a naked short sale transaction, a Fund sells a security it does not own to a purchaser at a specified price. To complete a naked short sale, a Fund must: (i) borrow the security to deliver it to the purchaser and (ii) buy that same security in the market to return it to the lender. A Fund may sell securities short only on a fully collateralized basis, as permitted by SEC interpretations. At the time of a short sale, a Fund will establish and maintain a segregated account consisting of liquid assets equal in value to the purchase price due on the settlement date under the short sale period. The value of the liquid assets will be marked-to-market daily. A Fund will engage in naked short sales when its investment personnel anticipate that the security's market purchase price will be less than its borrowing price. Naked short sales involve the same fundamental risk as short sales against the box, as described in the previous paragraph. In addition, naked short sales carry risks of loss if the value of a security sold short increases prior to the scheduled delivery date and a Fund must pay more for the security than it has received from the purchaser in the short sale. The total market value of all of a Fund's naked short sale positions will not exceed 8% of its assets. If a naked short sale is not successful, the Funds' losses are potentially unlimited in cases where the Fund is unable to close out its short position.

Zero Coupon, Step Coupon, and Pay-In-Kind Securities

   Within the parameters of its specific investment policies, each Fund may invest up to 10% (without limit for Janus Flexible Bond Fund and Janus High-Yield Fund) of its assets in zero coupon, pay-in-kind, and step coupon securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par or whether to extend it until the next payment date at the new coupon rate. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. For the purposes of any Fund's restriction on investing in income-producing securities, income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).

   Current federal income tax law requires holders of zero coupon securities and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the "Code"), a Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Fund will not receive cash payments on a current basis with respect to accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years that Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A Fund might obtain such cash from selling other portfolio holdings which might cause that Fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Fund expenses could be allocated and to reduce the rate of return for that Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Fund to sell the securities at the time.

   Generally, the market prices of zero coupon, step coupon, and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

Pass-Through Securities

   The Funds may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities, credit-linked trust certificates, traded custody receipts, and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Funds. The most common type of pass-through securities are mortgage-backed securities. Ginnie Mae Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. Ginnie Mae Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. A Fund will generally purchase "modified pass-through" Ginnie Mae Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the "issuer" and Ginnie Mae, regardless of whether or not the mortgagor actually makes the payment. Ginnie Mae Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government.

   Freddie Mac issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble Ginnie Mae Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. Freddie Mac guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by Freddie Mac as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. Government.

   Fannie Mae issues guaranteed mortgage pass-through certificates ("Fannie Mae Certificates"). Fannie Mae Certificates resemble Ginnie Mae Certificates in that each Fannie Mae Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by Fannie Mae as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. Government.

   Except for GMCs, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as the Funds), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. The investment personnel will consider estimated prepayment rates in calculating the average-weighted maturity of a Fund. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by a Fund might be converted to cash and that Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit a Fund's ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

   Asset-backed securities represent interests in pools of consumer loans and are backed by paper or accounts receivables originated by banks, credit card companies, or other providers of credit. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. Tax-exempt asset-backed securities include units of beneficial interests in pools of purchase contracts, financing leases, and sales agreements that may be created when a municipality enters into an installment purchase contract or lease with a vendor. Such securities may be secured by the assets purchased or leased by the municipality; however, if the municipality stops making payments, there generally will be no recourse against the vendor. The market for tax-exempt, asset-backed securities is still relatively new. These obligations are likely to involve unscheduled prepayments of principal.

   The Funds also may invest in pass-through securities, which are interests evidencing direct ownership of a pool of debt securities. Holders of the interests are entitled to receive distributions of interest, principal, and other payments on each of the underlying debt securities (less expenses), and in some cases distributions of the underlying debt securities. The underlying debt securities have a specified maturity but are subject to prepayment risk because if an issuer prepays the principal, a Fund may have additional cash to invest at a time when prevailing interest rates have declined and reinvestment of such additional funds is made at a lower rate. The value of the underlying debt securities may change due to changes in market interest rates. If interest rates rise, the value of the underlying debt securities, and therefore the value of the pass-through security, may decline. If the underlying debt securities are high-yield securities, the risks associated with high-yield/high-risk securities discussed in this SAI and in the Funds' Prospectuses may apply.

Investment Company Securities

   From time to time, the Funds may invest in securities of other investment companies, subject to the provisions of Section 12(d)(1) of the 1940 Act and any applicable SEC exemptive orders. Section 12(d)(1) prohibits a Fund from acquiring: (i) more than 3% of another investment company's voting stock;
   (ii) securities of another investment company with a value in excess of 5% of a Fund's total assets; or (iii) securities of such other investment company and all other investment companies owned by a Fund having a value in excess of 10% of the Fund's total assets. In addition, Section 12(d)(1) prohibits another investment company from selling its shares to a Fund if, after the sale: (i) the Fund owns more than 3% of the other investment company's voting stock or (ii) the Fund and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company. If a Fund is an approved underlying fund in a Janus fund of funds, the Fund may not acquire the securities of other investment companies or registered unit investment trusts in excess of the limits of Section 12(d)(1) of the 1940 Act in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1). The Funds may invest in securities of money market funds managed by Janus Capital in excess of the limitations of Section 12(d)(1) under the terms of an SEC exemptive order obtained by Janus Capital and the Janus funds. Cash collateral may also be invested in unaffiliated money market funds or other accounts in excess of limitations of Section 12(d)(1), subject to an appropriate SEC exemptive order.

   Investment companies may include index-based investments such as exchange-traded funds ("ETFs"), which hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operation. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Depositary Receipts

   The Funds may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Funds may also invest in European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.

   Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency. The risks of foreign investing are addressed in some detail in the Funds' Prospectuses.

U.S. Government Securities

   To the extent permitted by its investment objective and policies, each Fund, particularly Janus Balanced Fund, Janus Flexible Bond Fund, and Janus Short-Term Bond Fund, may invest in U.S. Government securities. The 1940 Act defines U.S. Government securities to include securities issued or guaranteed by the U.S. Government, its agencies, and instrumentalities. U.S. Government securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with U.S. Government securities. U.S. Government securities in which a Fund may invest include U.S. Treasury securities and obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government, such as those issued or guaranteed by the Small Business Administration, Maritime Administration, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, and Ginnie Mae. In addition, U.S. Government securities in which a Fund may invest include securities backed only by the rights of the issuers to borrow from the U.S. Treasury, such as those issued by the Federal Farm Credit Bank, Federal Intermediate Credit Banks, Tennessee Valley Authority, and Freddie Mac. Securities issued by Fannie Mae, the Federal Home Loan Banks, and the Student Loan Marketing Association ("Sallie Mae") are supported by the discretionary authority of the U.S. Government to purchase the obligations. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. Government because the Funds must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment.

Municipal Obligations

   The Funds may invest in municipal obligations issued by states, territories, and possessions of the United States and the District of Columbia. Janus Federal Tax-Exempt Fund may, at times, invest more than 25% of the value of its assets in industrial development bonds, a type of revenue bond which, although issued by a public authority, may be backed only by the credit and security of a private issuer, thus presenting a greater credit risk.

   The value of municipal obligations can be affected by changes in their actual or perceived credit quality. The credit quality of municipal obligations can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer's future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the security is issued, and the liquidity of the security. Because municipal securities are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, which would enable a Fund to demand payment on short notice from the issuer or a financial intermediary.

Other Income-Producing Securities

   Other types of income-producing securities that the Funds may purchase include, but are not limited to, the following types of securities:

   VARIABLE AND FLOATING RATE OBLIGATIONS. These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

   In order to most effectively use these investments, the investment personnel must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the investment personnel incorrectly forecast such movements, a Fund could be adversely affected by the use of variable or floating rate obligations.

   STANDBY COMMITMENTS. These instruments, which are similar to a put, give a Fund the option to obligate a broker-dealer or bank to repurchase a security held by that Fund at a specified price.

   TENDER OPTION BONDS. Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

   INVERSE FLOATERS. Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. No Fund will invest more than 5% of its assets in inverse floaters. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, a Fund could lose money or its NAV could decline by the use of inverse floaters.

   STRIP BONDS. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

   The Funds will purchase standby commitments, tender option bonds, and instruments with demand features primarily for the purpose of increasing the liquidity of their portfolio holdings.

Repurchase and Reverse Repurchase Agreements

   In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Fund may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements that mature in more than seven days are subject to the 15% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Funds to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Janus Capital.

   A Fund may use reverse repurchase agreements to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, a Fund sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a Fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. A Fund will enter into reverse repurchase agreements only with parties that Janus Capital deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on a Fund's portfolio, although the Fund's intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect.

Mortgage Dollar Rolls

   The Bond Funds also may enter into "mortgage dollar rolls," which are similar to reverse repurchase agreements in certain respects. In a "mortgage dollar roll" transaction, a Fund sells a mortgage-related security (such as a GNMA security) to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are "substantially identical." To be considered "substantially identical," the securities returned to a Fund generally must: (i) be collateralized by the same types of underlying mortgages; (ii) be issued by the same agency and be part of the same program; (iii) have a similar original stated maturity; (iv) have identical net coupon rates; (v) have similar market yields (and, therefore, price); and (vi) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

   A Fund's obligations under a dollar roll agreement must be covered by cash, U.S. Government securities, or other liquid high grade debt obligations equal in value to the securities subject to repurchase by a Fund, maintained in a segregated account. To the extent that the Fund collateralizes its obligations under a dollar roll agreement, the asset coverage requirements of the 1940 Act will not apply to such transactions. Furthermore, under certain circumstances, an underlying mortgage-backed security that is part of a dollar roll transaction may be considered illiquid. During the roll period, a Fund foregoes principal and interest paid on the mortgage-backed security. A Fund is compensated by the difference between the current sales price and the lower forward price purchase price, often referred to as the "drop," as well as the interest earned on the cash proceeds of the initial sales.

   Successful use of mortgage dollar rolls depends on a Fund's ability to predict interest rates and mortgage payments. Dollar roll transactions involve the risk that the market value of the securities a Fund is required to purchase may decline below the agreed upon repurchase price.

Bank Loans

   Janus Balanced Fund and the Bond Funds may invest in bank loans (no more than 5% of a Fund's total assets), which include institutionally traded floating rate securities generally acquired as an assignment or participation interest in loans originated by a lender or financial institution. Assignments and participations involve credit risk and liquidity risk. Interest rates on floating rate securities adjust with general interest rate changes and/or issuer credit quality. The interest rates paid on a floating rate security in which a Fund invests generally are readjusted every 45-60 days, on average, to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year London Interbank Offered Rate ("LIBOR").

   When a Fund purchases an assignment, it typically acquires direct rights against the borrower in the loan. However, the rights and obligations acquired by a Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. A Fund may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but may otherwise be entitled to all of such bank's rights in the loan. Additional risks are involved in purchasing assignments. For example, if a loan is foreclosed, a Fund may become part owner of any collateral securing the loan, and may bear the costs and liabilities associated with owning and disposing of any collateral. Legal theories of lender liability could conceivably be applied against a Fund. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated.

   When a Fund purchases a participation interest, it typically will have a contractual relationship with the lender and not with the borrower. As a result, a Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender and only upon receipt by the lender of the payments from the borrower. A Fund generally will have no right to enforce compliance by the borrower with the terms of the underlying loan agreement, nor any rights with respect to set-off against the borrower and the Fund may not directly benefit from any collateral supporting the underlying loan. As a result, a Fund may assume the credit risk of both the borrower and the lender. The failure by a Fund to receive scheduled interest or principal payments may adversely affect the income of the Fund and may likely reduce the value of its assets, which would be reflected in a reduction in the Fund's NAV.

   The borrower of a loan in which a Fund holds a participation interest may, either at its own election or pursuant to the terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that a Fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan participation.

   A Fund may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, a Fund may be unable to sell assignments or participations at the desired time or only at a price less than fair market value.

   Notwithstanding its intention generally not to receive material, nonpublic information with respect to its management of investments in floating rate loans, Janus Capital may from time to time come into possession of material, nonpublic information about the issuers of loans that may be held in a Fund's holdings. Possession of such information may in some instances occur despite Janus Capital's efforts to avoid such possession, but in other instances Janus Capital may choose to receive such information (for example, in connection with participation in a creditor's committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, Janus Capital's ability to trade in these loans for the account of a Fund could potentially be limited by its possession of such information. Such limitations on Janus Capital's ability to trade could have an adverse effect on a Fund by, for example, preventing the Fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

High-Yield/High-Risk Bonds

   Janus High-Yield Fund may invest without limit in bonds that are rated below investment grade (i.e., bonds rated BB+ or lower by Standard & Poor's Ratings Service and Fitch, Inc., or Ba or lower by Moody's Investors Service, Inc.). Within the parameters of its specific investment policies, no other Fund intends to invest more than 35% of its net assets in such bonds, and Janus Contrarian Fund, Janus Core Equity Fund, Janus Mid Cap Value Fund, and Janus Small Cap Value Fund will, under normal circumstances, limit their investments in such bonds to 20% or less of their net assets. INTECH Risk-Managed Stock Fund does not intend to invest in high-yield/high-risk bonds. Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Fund would experience a reduction in its income, and could expect a decline in the market value of the bonds so affected.

   Any Fund may also invest in unrated bonds of foreign and domestic issuers. For the Funds subject to such limit, unrated bonds will be included in each Fund's limit on investments in bonds rated below investment grade unless its investment personnel deem such securities to be the equivalent of investment grade bonds. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the costs of obtaining a rating. A Fund's investment personnel will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the bond, in determining whether to purchase unrated municipal bonds.

   The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. When secondary markets for high-yield securities are less liquid than the market for investment grade securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

   Please refer to the "Explanation of Rating Categories" section of this SAI for a description of bond rating categories.

Defaulted Securities

   A Fund may hold defaulted securities if its investment personnel believe, based upon their analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. For the Funds subject to such limit, defaulted securities will be included in each Fund's limit on investments in bonds rated below investment grade. Notwithstanding the investment personnel's belief about the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:

   FINANCIAL AND MARKET RISKS. Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial or, at times, even total losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.

   DISPOSITION OF PORTFOLIO SECURITIES. Although these Funds generally will purchase securities for which their investment personnel expect an active market to be maintained, defaulted securities may be less actively traded than other securities and it may be difficult to dispose of substantial holdings of such securities at prevailing market prices. The Funds will limit holdings of any such securities to amounts that the investment personnel believe could be readily sold, and holdings of such securities would, in any event, be limited so as not to limit the Funds' ability to readily dispose of securities to meet redemptions.

   OTHER. Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the Funds.

Futures, Options, and Other Derivative Instruments

   FUTURES CONTRACTS. The Funds may enter into contracts for the purchase or sale for future delivery of equity securities, fixed-income securities, foreign currencies, or contracts based on financial indices, including indices of U.S. Government securities, foreign government securities, equity or fixed-income securities. U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

   The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and currently may be maintained in cash or certain other liquid assets by the Funds' custodian or subcustodian for the benefit of the FCM. Initial margin payments are similar to good faith deposits or performance bonds. Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of a Fund's investment limitations. If the value of either party's position declines, that party will be required to make additional "variation margin" payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of a Fund, that Fund may be entitled to return of margin owed to such Fund only in proportion to the amount received by the FCM's other customers. Janus Capital or the subadviser will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCMs with which the Funds do business and by depositing margin payments in a segregated account with the Funds' custodian or with the FCM. Effective February 13, 2006, the FCM may no longer maintain margin assets with the Funds' custodian or subcustodian and may be required to hold such accounts directly with the FCM prior to the above referenced effective date.

   The Funds may enter into futures contracts and related options as permitted under CFTC Rule 4.5. The Funds have claimed exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. Therefore, the Funds are not subject to commodity pool operator registration and regulation under the Commodity Exchange Act.

   Although a Fund will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets would be available to that Fund immediately upon closing out the futures position; however, closing out open futures positions through customary settlement procedures could take several days. Because a Fund's cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, such Fund's return could be diminished due to the opportunity losses of foregoing other potential investments.

   The Funds may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. A Fund may also enter into futures contracts to protect that Fund from fluctuations in the value of individual securities or the securities markets generally, or interest rates without actually buying or selling the underlying debt or equity security. For example, if the Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, that Fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against that Fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. A Fund may also use this technique with respect to an individual company's stock. To the extent a Fund enters into futures contracts for this purpose, the segregated assets maintained to cover such Fund's obligations with respect to the futures contracts will consist of liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by that Fund with respect to the futures contracts. Conversely, if a Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. Similarly, if a Fund holds an individual company's stock and expects the price of that stock to decline, the Fund may sell a futures contract on that stock in hopes of offsetting the potential decline in the company's stock price. A Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

   If a Fund owns bonds and the investment personnel expect interest rates to increase, that Fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as that Fund selling bonds in its portfolio. If interest rates increase as anticipated, the value of the bonds would decline, but the value of that Fund's interest rate futures contract will increase, thereby keeping the NAV of that Fund from declining as much as it may have otherwise. If, on the other hand, the investment personnel expect interest rates to decline, that Fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the bonds. Although a Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

   The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery of the instrument underlying a futures contract. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by the investment personnel still may not result in a successful use of futures.

   Futures contracts entail risks. There is no guarantee that derivative investments will benefit the Funds. A Fund's performance could be worse than if the Fund had not used such instruments. For example, if a Fund has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, that Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. This risk may be magnified for single stock futures transactions, as the Fund's investment personnel must predict the direction of the price of an individual stock, as opposed to securities prices generally. In addition, if a Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to such Fund.

   The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a Fund will not match exactly such Fund's current or potential investments. A Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests - for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities - which involves a risk that the futures position will not correlate precisely with the performance of such Fund's investments.

   Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Fund's investments, such as with a single stock futures contract. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments, and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Fund's investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a Fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in that Fund's other investments.

   Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, a Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, such Fund's access to other assets held to cover its futures positions also could be impaired.

   OPTIONS ON FUTURES CONTRACTS. The Funds may buy and write put and call options on futures contracts. An option on a future gives a Fund the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. As with other option transactions, securities will be segregated to cover applicable margin or segregation requirements on open futures contracts. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a Fund is not fully invested it may buy a call option on a futures contract to hedge against a market advance.

   The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in that Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at expiration of the option is higher than the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which that Fund is considering buying. If a call or put option a Fund has written is exercised, such Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between the change in the value of its portfolio securities and changes in the value of the futures positions, a Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

   The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Fund may buy a put option on a futures contract to hedge its portfolio against the risk of falling prices or rising interest rates.

   The amount of risk a Fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

   FORWARD CONTRACTS. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the assets at the time of delivery. The Funds may enter into forward contracts to purchase and sell government securities, equity or income securities, foreign currencies, or other financial instruments. Currently, the Funds do not intend to invest in forward contracts other than forward currency contracts. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

   The following discussion summarizes the Funds' principal uses of forward foreign currency exchange contracts ("forward currency contracts"). A Fund may enter into forward currency contracts with stated contract values of up to the value of that Fund's assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency). A Fund may invest for nonhedging purposes such as seeking to enhance return. A Fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell ("transaction hedge"). A Fund also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in or exposed to that currency ("position hedge") or by participating in options or futures contracts with respect to the currency. A Fund also may enter into a forward currency contract with respect to a currency where the Fund is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments ("anticipatory hedge"). In any of these circumstances a Fund may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the

   U.S. dollar if the investment personnel believe there is a reasonable degree of correlation between movements in the two currencies ("cross-hedge").

   These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on a Fund's foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting a Fund's currency exposure from one foreign currency to another removes that Fund's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to such Fund if its investment personnel's projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts.

   In general, the Funds cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in or whose value is tied to the currency underlying the forward contract or the currency being hedged. To the extent that a Fund is not able to cover its forward currency positions with underlying portfolio securities, the Funds' custodian segregates cash or other liquid assets having a value equal to the aggregate amount of such Fund's commitments under forward contracts entered into with respect to position hedges, cross-hedges, and anticipatory hedges. If the value of the securities used to cover a position or the value of segregated assets declines, a Fund will find alternative cover or segregate additional cash or other liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of such Fund's commitments with respect to such contracts. As an alternative to segregating assets, a Fund may buy call options permitting such Fund to buy the amount of foreign currency being hedged by a forward sale contract or a Fund may buy put options permitting it to sell the amount of foreign currency subject to a forward buy contract.

   While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, the Funds' ability to utilize forward contracts may be restricted. In addition, a Fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Fund assets.

   OPTIONS ON FOREIGN CURRENCIES. The Funds may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Fund may buy put options on the foreign currency. If the value of the currency declines, such Fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

   Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent projected, a Fund could sustain losses on transactions in foreign currency options that would require such Fund to forego a portion or all of the benefits of advantageous changes in those rates.

   The Funds may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the decline in value of portfolio securities will be offset by the amount of the premium received.

   Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, should expire unexercised and allow that Fund to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and a Fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

   The Funds may write covered call options on foreign currencies. A call option written on a foreign currency by a Fund is "covered" if that Fund owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if a Fund has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held: (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by such Fund in cash or other liquid assets in a segregated account with the Funds' custodian.

   The Funds also may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which a Fund owns or has the right to acquire and which is denominated in the currency underlying the option. Call options on foreign currencies which are entered into for cross-hedging purposes are not covered. However, in such circumstances, a Fund will collateralize the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

   OPTIONS ON SECURITIES. In an effort to increase current income and to reduce fluctuations in NAV, the Funds may write covered put and call options and buy put and call options on securities that are traded on United States and foreign securities exchanges and over-the-counter. The Funds may write and buy options on the same types of securities that the Funds may purchase directly.

   A put option written by a Fund is "covered" if that Fund: (i) segregates cash not available for investment or other liquid assets with a value equal to the exercise price of the put with the Funds' custodian or (ii) holds a put on the same security and in the same principal amount as the put written, and the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand, and interest rates.

   A call option written by a Fund is "covered" if that Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Funds' custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be covered if a Fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held: (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by that Fund in cash and other liquid assets in a segregated account with its custodian.

   The Funds also may write call options that are not covered for cross-hedging purposes. A Fund collateralizes its obligation under a written call option for cross-hedging purposes by segregating cash or other liquid assets in an amount not less than the market value of the underlying security, marked-to-market daily. A Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and its investment personnel believe that writing the option would achieve the desired hedge.

   The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

   The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

   In the case of a written call option, effecting a closing transaction will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. In the case of a written put option, such transaction will permit a Fund to write another put option to the extent that the exercise price is secured by deposited liquid assets. Effecting a closing transaction also will permit a Fund to use the cash or proceeds from the concurrent sale of any securities subject to the option for other investments. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, such Fund will effect a closing transaction prior to or concurrent with the sale of the security.

   A Fund will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option. A Fund will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market price of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

   An option position may be closed out only where a secondary market for an option of the same series exists. If a secondary market does not exist, the Fund may not be able to effect closing transactions in particular options and the Fund would have to exercise the options in order to realize any profit. If a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. The absence of a liquid secondary market may be due to the following: (i) insufficient trading interest in certain options; (ii) restrictions imposed by a national securities exchange ("Exchange") on which the option is traded on opening or closing transactions or both; (iii) trading halts, suspensions, or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances that interrupt normal operations on an Exchange; (v) the facilities of an Exchange or of the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that

   Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

   A Fund may write options in connection with buy-and-write transactions. In other words, a Fund may buy a security and then write a call option against that security. The exercise price of such call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between that Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

   The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Fund may elect to close the position or take delivery of the security at the exercise price and that Fund's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

   A Fund may buy put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

   A Fund may buy call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by such Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to that Fund.

   A Fund may write straddles (combinations of put and call options on the same underlying security), which are generally a nonhedging technique used for purposes such as seeking to enhance return. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out than individual options contracts. The straddle rules of the Internal Revenue Code require deferral of certain losses realized on positions of a straddle to the extent that a Fund has unrealized gains in offsetting positions at year end. The holding period of the securities comprising the straddle will be suspended until the straddle is terminated.

   EURODOLLAR INSTRUMENTS. A Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

   SWAPS AND SWAP-RELATED PRODUCTS. A Fund may enter into interest rate swaps, caps, and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund's obligations over its entitlement with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in a segregated account by the Funds' custodian. If a Fund enters into an interest rate swap on other than a net basis, it would maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. A Fund will not enter into any interest rate swap, cap, or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one NRSRO at the time of entering into such transaction. Janus Capital or the subadviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction.

   The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Janus Capital has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a Fund sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate NAV at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

   There is no limit on the amount of interest rate swap transactions that may be entered into by a Fund. These transactions may in some instances involve the delivery of securities or other underlying assets by a Fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the payments that a Fund is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. A Fund may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

   A Bond Fund may enter into credit default swap agreements (with values not to exceed 10% of the net asset value of such Fund) for investment purposes and to add leverage to its portfolio. As the seller in a credit default swap contract, a Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, a Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a Fund would keep the stream of payments and would have no payment obligations. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, that Fund would be subject to investment exposure on the notional amount of the swap.

   A Bond Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case that Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk - that the seller may fail to satisfy its payment obligations to a Fund in the event of a default.

   ADDITIONAL RISKS OF OPTIONS ON FOREIGN CURRENCIES, FORWARD CONTRACTS, AND FOREIGN INSTRUMENTS. Unlike transactions entered into by the Funds in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain Exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to Exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

   Options on foreign currencies traded on Exchanges are within the jurisdiction of the SEC, as are other securities traded on Exchanges. As a result, many of the protections provided to traders on organized Exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on an Exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on an Exchange may be more readily available than in the over-the-counter market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

   The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities, and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices, or prohibitions on exercise.

   In addition, options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts, and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) low trading volume.

   A Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by that Fund. Such participation may subject a Fund to expenses such as legal fees and may make that Fund an "insider" of the issuer for purposes of the federal securities laws, and therefore may restrict that Fund's ability to trade in or acquire additional positions in a particular security or other securities of the issuer when it might otherwise desire to do so. Participation by a Fund on such committees also may expose that Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. A Fund would participate on such committees only when Janus Capital believes that such participation is necessary or desirable to enforce that Fund's rights as a creditor or to protect the value of securities held by that Fund.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

   The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and the Funds, including all funds managed within the Janus fund complex, are designed to be in the best interests of the Funds and to protect the confidentiality of the Funds' portfolio holdings. The following describes those policies and procedures.

   The non-money market funds' full portfolio holdings (excluding cash equivalents, derivatives, and short positions), consisting of at least the names of the holdings, are generally available monthly, with a 30-day lag, on www.janus.com. They are posted to the website within approximately two business days after month-end. The money market funds' full portfolio holdings are generally available monthly, with no lag, on www.janus.com. They are posted to the website within approximately six business days after month-end. All of the Janus funds' portfolio holdings remain available until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. The top ten portfolio holdings for each fund (except that certain funds publish the top five portfolio holdings) are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com approximately two business days after the end of the applicable period. Security breakdowns (such as industry, sector, regional, market capitalization, and asset allocation breakdowns, as applicable) for certain funds are published monthly with a 30-day lag, and quarterly, with a 15-day lag, on www.janus.com.

   Specific portfolio level performance attribution information and statistics for the funds will be made available to any person monthly upon request, with a 30-day lag, following the posting of the funds' full portfolio holdings on www.janus.com. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the funds.

   The funds' Trustees, officers, and primary service providers, including investment advisers, distributors, administrators, transfer agents, custodians, and their respective personnel, may receive or have access to nonpublic portfolio holdings information. In addition, third parties, including but not limited to those that provide services to the Janus funds, Janus Capital, and its affiliates, such as trade execution measurement systems providers, independent pricing services, proxy voting service providers, the funds' insurers, computer systems service providers, lenders, counsel, accountants/auditors, and rating and ranking organizations may also receive or have access to nonpublic portfolio holdings information. Other recipients of nonpublic portfolio holdings information may include, but may not be limited to, third parties such as consultants, data aggregators, and asset allocation services which calculate information derived from holdings for use by Janus Capital, and which supply their analyses (but not the holdings themselves) to their clients. Such parties, either by agreement or by virtue of their duties, are required to maintain confidentiality with respect to such nonpublic portfolio holdings.

   Nonpublic portfolio holdings information may be disclosed to certain third parties upon a good faith determination made by Janus Capital's Chief Compliance Officer or senior management team that a fund has a legitimate business purpose for such disclosure and the recipient agrees to maintain confidentiality. Preapproval by the Chief Compliance Officer or senior management team is not required for certain routine service providers and in response to regulatory, administrative, and judicial requirements. The Chief Compliance Officer reports to the Janus funds' Trustees regarding material compliance matters with respect to the portfolio holdings disclosure policies and procedures.

   As of the date of this SAI, the following non-affiliated third parties, which consist of service providers and consultants as described above, receive or may have access to nonpublic portfolio holdings information, which may include the full holdings of a Fund. Certain of the arrangements below reflect relationships of an affiliated subadviser, INTECH, and its products.

NAME                                  FREQUENCY            LAG TIME
----                                  ---------            --------
Brockhouse & Cooper Inc.              Quarterly            Current
Callan Associates Inc.                Quarterly            Current
Cambridge Associates LLC              Quarterly            Current
Charles River Systems, Inc.           As needed            Current
CheckFree Investment Services         Quarterly            Current
Citibank, N.A.                        Daily                Current
CMS BondEdge                          As needed            Current
CRA RogersCasey                       Quarterly            Current
Deloitte & Touche LLP                 As needed            Current
Deloitte Tax LLP                      As needed            Current
eVestment Alliance, LLC               Quarterly            Current
Eagle Investment Systems Corp.        As needed            Current
Ernst & Young LLP                     As needed            Current
FactSet Research Systems, Inc.        As needed            Current
Financial Models Company, Inc.        As needed            Current
FT Interactive Data Corporation       Daily                Current
Informa Investment Solutions, Inc.    Quarterly            Current
Institutional Shareholder Services,
  Inc.                                Daily                Current
International Data Corporation        Daily                Current
Investment Manager Selection Ltd.     Quarterly            30 days
Investment Technology Group, Inc.     Daily                Current
Investor Force, Inc.                  Quarterly            Current
Lehman Brothers Inc.                  Daily                Current
Marco Consulting Group, Inc.          Monthly              Current
Markit Loans, Inc.                    Daily                Current

NAME                                  FREQUENCY            LAG TIME
----                                  ---------            --------
Mercer Investment Consulting, Inc.    Quarterly            Current
Money Manager Review                  Quarterly            Current
Moody's Investors Service Inc.        Weekly               7 days or more
Morningstar Inc.                      Quarterly            Current
New England Pension Consultants       Quarterly            Current
Nomura Funds Research and
  Technologies Co., Ltd.              Monthly              Current
Nomura Securities Co., Ltd.           As needed            Current
PricewaterhouseCoopers LLP            As needed            Current
Reuters America Inc.                  Daily                Current
Russell/Mellon Analytical Services,
  LLC                                 Monthly              Current
Sapient Corporation                   As needed            Current
Schroder Investment Management
  Limited                             Quarterly            30 days
Standard & Poor's                     Daily                Current
Standard & Poor's Financial Services  Weekly               2 days or more
Standard & Poor's Securities
  Evaluation                          Daily                Current
State Street Bank and Trust Company   Daily                Current
Summit Strategies Group               Monthly; Quarterly   Current
The Macgregor Group, Inc.             As needed            Current
Thomson Financial                     Quarterly            Current
Wall Street On Demand, Inc.           Monthly; Quarterly   30 days; 15 days
Wilshire Associates Incorporated      As needed            Current
Yanni Partners, Inc.                  Quarterly            Current
Zephyr Associates, Inc.               Quarterly            Current

   In addition to the categories of persons and names of persons described above who may receive nonpublic portfolio holdings information, brokers executing portfolio trades on behalf of the funds may receive nonpublic portfolio holdings information.

   Janus Capital manages accounts other than registered investment companies, such as separate accounts. Janus Capital also manages products sponsored by companies other than Janus Capital, including registered investment companies and separate accounts. These other products may be managed in a similar fashion to certain Janus funds and thus may have similar portfolio holdings.

INVESTMENT ADVISER AND SUBADVISERS
--------------------------------------------------------------------------------

INVESTMENT ADVISER - JANUS CAPITAL MANAGEMENT LLC

   As stated in the Prospectuses, each Fund has an Investment Advisory Agreement with Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805. Janus Capital is a direct subsidiary of Janus Capital Group Inc. ("JCGI"), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus Capital, with the remaining 5% held by Janus Management Holdings Corporation.

   Each Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Funds' investments, provide office space for the Funds, and pay the salaries, fees, and expenses of all Fund officers and of those Trustees who are considered to be interested persons of Janus Capital. Janus Capital is also authorized to perform the management and administrative services necessary for the operation of the Funds. As discussed below, Janus Capital has delegated certain of these duties to INTECH and Perkins pursuant to subadvisory agreements ("Sub-Advisory Agreements") between Janus Capital and each Subadviser.

   Janus Capital and its affiliates may make payments out of their own assets to selected broker-dealer firms or institutions that are or are expected to be instrumental in the acquisition or retention of shareholders for the Funds or other Janus funds or that perform recordkeeping or other services with respect to shareholder accounts. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates.

   In addition, from their own assets, Janus Capital, Janus Distributors LLC ("Janus Distributors"), or their affiliates may pay brokerage firms, banks, financial advisers, retirement plan service providers, and other financial intermediaries fees for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of or other services. You may wish to consider whether such arrangements exist when evaluating any recommendations to purchase or sell shares of the Funds.

   Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Funds.

   The Funds pay custodian and transfer agent fees and expenses, brokerage commissions and dealer spreads, and other expenses in connection with the execution of portfolio transactions, legal and accounting expenses, interest and taxes, a portion of trade or other investment company dues and expenses, registration fees, expenses of shareholders' meetings and reports to shareholders, fees and expenses of Fund Trustees who are not interested persons of Janus Capital, and other costs of complying with applicable laws regulating the sale of Fund shares. Pursuant to the Advisory Agreements, Janus Capital furnishes certain other services, including NAV determination, portfolio accounting, recordkeeping, and blue sky registration and monitoring services, for which the Funds may reimburse Janus Capital for its costs.

   The Funds pay a monthly investment advisory fee to Janus Capital for its services. The fee is based on the average daily net assets of each Fund and calculated at the annual rate as shown below for each Fund. The following table reflects the Funds' investment advisory fee rates effective during the most recent fiscal year.

                                                     Investment Advisory
                                Average Daily Net         Fees (%)
Fund Name                         Assets of Fund        (annual rate)
------------------------------------------------------------------------
GROWTH
  Janus Fund                    All Asset Levels            0.64
  Janus Enterprise Fund         All Asset Levels            0.64
  Janus Mercury Fund            All Asset Levels            0.64
  Janus Olympus Fund            All Asset Levels            0.64
  Janus Orion Fund              All Asset Levels            0.64
  Janus Triton Fund             All Asset Levels            0.64
  Janus Twenty Fund             All Asset Levels            0.64
  Janus Venture Fund            All Asset Levels            0.64
SPECIALTY GROWTH
  Janus Global Life Sciences
    Fund                        All Asset Levels            0.64
  Janus Global Technology Fund  All Asset Levels            0.64
CORE
  Janus Balanced Fund           All Asset Levels            0.55
  Janus Contrarian Fund         All Asset Levels            0.64
  Janus Core Equity Fund        All Asset Levels            0.60
  Janus Growth and Income Fund  All Asset Levels            0.62
  Janus Research Fund           All Asset Levels            0.64
RISK-MANAGED
  INTECH Risk-Managed Stock
    Fund(1)                     All Asset Levels            0.50
VALUE
  Janus Mid Cap Value Fund(2)   All Asset Levels            0.64
  Janus Small Cap Value
    Fund(2)                     All Asset Levels            0.72
INTERNATIONAL & GLOBAL
  Janus Global Opportunities
    Fund                        All Asset Levels            0.64
  Janus Overseas Fund           All Asset Levels            0.64
  Janus Worldwide Fund          All Asset Levels            0.60
BOND
  Janus Flexible Bond Fund      First $300 Million          0.58
                                Over $300 Million           0.48
  Janus High-Yield Fund         First $300 Million          0.65
                                Over $300 Million           0.55
  Janus Short-Term Bond Fund    First $300 Million          0.64
                                Over $300 Million           0.54
  Janus Federal Tax-Exempt
    Fund                        First $300 Million          0.50
                                Over $300 Million           0.45

(1) Formerly named Janus Risk-Managed Stock Fund.
(2) 50% of the investment advisory fee (less any fee waivers or expense reimbursements) is payable directly by the Fund to Perkins, the Fund's subadviser.

   PERFORMANCE-BASED INVESTMENT ADVISORY FEE

   APPLIES TO JANUS MERCURY FUND, JANUS CONTRARIAN FUND, JANUS RESEARCH FUND, INTECH RISK-MANAGED STOCK FUND, JANUS MID CAP VALUE FUND, AND JANUS WORLDWIDE FUND ONLY

   Effective January 1, 2006 for Janus Research Fund and INTECH Risk-Managed Stock Fund and effective February 1, 2006 for Janus Mercury Fund, Janus Contrarian Fund, Janus Mid Cap Value Fund, and Janus Worldwide Fund, each such Fund implemented a revised investment advisory agreement that includes a change in the investment advisory fee rate from a fixed rate to a rate that adjusts upward or downward based upon each Fund's performance relative to its respective benchmark index. This change will not impact the investment advisory fee shown in the table above until one year after the effective date when the performance adjustment takes effect. The following discussion provides additional details regarding these changes.

   Shareholders of Janus Mercury Fund, Janus Contrarian Fund, Janus Research Fund, INTECH Risk-Managed Stock Fund, Janus Mid Cap Value Fund, and Janus Worldwide Fund, voting separately, approved an amended investment advisory agreement between the Trust, on behalf of their Fund, and Janus Capital ("Amendment"). The Amendment introduced a performance incentive investment advisory fee structure for each Fund whereby each Fund's investment advisory fee rate adjusts upward or downward based upon the Fund's performance relative to its benchmark index.

   Under the Amendment, the investment advisory fee paid to Janus Capital by each Fund consists of two components: (i) a base fee calculated by applying the current specified fixed-rate of the advisory fee to the Fund's average daily net assets during the previous month ("Base Fee"), plus or minus (ii) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund's average daily net assets during the applicable performance measurement period. The performance measurement period generally will be the previous 36 months, although no Performance Adjustment will be made until the Amendment has been in effect for at least 12 months and, accordingly, only the Fund's Base Fee rate will apply for the initial 12 months. When the Amendment has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the Amendment took effect. The amended fee schedule for each Fund became effective on January 1, 2006 or February 1, 2006, as noted above.

   For each Fund, the fixed rate used in computing the Base Fee is the same as that used in computing the fee paid to Janus Capital by the Fund under its investment advisory agreement effective during the most recent fiscal year. The Performance Adjustment may result in an increase or decrease in the investment advisory fee paid by a Fund, depending upon the investment performance of the Fund relative to its benchmark index over the performance measurement period. No Performance Adjustment is applied unless the difference between the Fund's investment performance and the investment record of the Fund's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to a Fund's relative performance to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Fund's shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Fund's shares increase in value during the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Fund is calculated net of expenses whereas a Fund's benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions are included in calculating both the performance of a Fund and the Fund's benchmark index.

   The investment performance of Janus Mid Cap Value Fund's Investor Shares ("Investor Shares") is used for purposes of calculating Janus Mid Cap Value Fund's Performance Adjustment. For the Funds other than Janus Mid Cap Value Fund, should the Trustees subsequently decide to divide shares of a Fund into two or more separate classes, the oldest class of shares will be used for purposes of determining the Performance Adjustment. After Janus Capital determines whether a particular Fund's performance was above or below its benchmark index by comparing the investment performance of the Investor Shares for Janus Mid Cap Value Fund or the oldest class of shares for the other Funds against the investment record of that Fund's benchmark index, Janus Capital will apply the same Performance Adjustment (positive or negative) across each other class of shares of the Fund.

   The Trustees may determine that a class of shares of a Fund other than Investor Shares for Janus Mid Cap Value Fund or the oldest class of shares for the other Funds is the most appropriate for use in calculating the Performance Adjustment. If a different class of shares is substituted in calculating the Performance Adjustment, the use of that successor class of shares may apply to the entire performance measurement period so long as the successor class was outstanding at the beginning of such period. If the successor class of shares was not outstanding for all or a portion of the performance measurement period, it may only be used in calculating that portion of the Performance Adjustment attributable to the period during which the successor class was outstanding and any prior portion of the performance measurement period would be calculated using the class of shares previously designated. Any change to the class of shares used to calculate the Performance Adjustment is subject to applicable law. It is currently the position of the staff of the SEC (the "Staff") that any changes to a class of shares selected for purposes of calculating the Performance Adjustment will require shareholder approval. If there is a change in the Staff's position, the Trustees will notify the shareholders of such change in position at such time as the Trustees may determine that a change in such selected class is appropriate.

   Each Fund's benchmark index is identified below. The Trustees may from time to time determine that another securities index is a more appropriate benchmark index for purposes of evaluating the performance of that Fund. In that event, the Trustees will approve the substitution of a successor index for the Fund's benchmark index. However, the calculation of the Performance Adjustment for any portion of the performance measurement period prior to the adoption of the successor index will still be based upon the Fund's performance compared to its former benchmark index. Any change to a particular Fund's benchmark index for purposes of calculating the Performance Adjustment is subject to applicable law. It is currently the position of the Staff that any changes to a Fund's benchmark index will require shareholder approval. If there is a change in the Staff's position, the Trustees will notify the shareholders of such change in position at such time as the Trustees may determine that a change in a Fund's benchmark index is appropriate.

   The Base Fee for each Fund (which is the same as the annual investment advisory fee rate paid by the Fund during the most recent fiscal year) and the Fund's benchmark index used for purposes of calculating the Performance Adjustment are shown in the following table:

                                                                                   Base Fee(%)
    Fund Name                                  Benchmark Index                    (annual rate)
    ---------------------------------------------------------------------------------------------
    Janus Mercury Fund                         Russell 1000(R) Growth Index(1)      0.64
    Janus Contrarian Fund                      S&P 500(R) Index(2)                  0.64
    Janus Research Fund                        Russell 1000(R) Index(3)             0.64
    INTECH Risk-Managed Stock Fund(4)          S&P 500(R) Index(2)                  0.50(5)
    Janus Mid Cap Value Fund                   Russell Midcap(R) Value              0.64(7)
                                               Index(6)
    Janus Worldwide Fund                       MSCI World(SM) Index(8)              0.60

(1) The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth rates.
(2) The S&P 500(R) Index is Standard & Poor's composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices.
(3) The Russell 1000(R) Index measures the performance of the largest 1000 companies in the Russell 3000(R) Index.
(4) Formerly named Janus Risk-Managed Stock Fund.
(5) Janus Capital, and not INTECH Risk-Managed Stock Fund, pays INTECH, the Fund's subadviser, a fee for its services provided pursuant to a Sub-Advisory Agreement between Janus Capital, on behalf of the Fund, and INTECH. For the fiscal year ended October 31, 2005, that fee was calculated at an annual rate of 0.26% of the Fund's average daily net assets.
(6) The Russell Midcap(R) Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth rates.
(7) This amount is reduced by the amount payable by Janus Mid Cap Value Fund to Perkins, the subadviser to Janus Mid Cap Value Fund, pursuant to a Sub-Advisory Agreement between Janus Capital and Perkins. Under this Sub-Advisory Agreement, Janus Mid Cap Value Fund pays Perkins a fee equal to 50% of the advisory fee otherwise payable by the Fund to Janus Capital (net of any reimbursements of expenses incurred or fees waived by Janus Capital). For the fiscal year ended October 31, 2005, Janus Mid Cap Value Fund paid Perkins a subadvisory fee at the annual rate of 0.32% of the Fund's average daily net assets.
(8) The MSCI World(SM) Index is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe, and the Asia/Pacific Region.

   Janus Capital agreed by contract to waive the advisory fee payable by certain Funds in an amount equal to the amount, if any, that such Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding brokerage commissions, interest, taxes, and extraordinary expenses, exceed the annual rate shown below. For information about how these expense limits affect the total expenses of the Funds, see the table in the "Fees and Expenses" section of each Fund's Prospectus. Janus Capital has agreed to continue such waivers until at least March 1, 2007.

                                 Expense Limit
Fund Name                        Percentage (%)
-----------------------------------------------
GROWTH
  Janus Triton Fund                   1.25
CORE
  Janus Research Fund                 1.25
BOND
  Janus Flexible Bond Fund            0.93
  Janus High-Yield Fund               0.90
  Janus Short-Term Bond Fund          0.64
  Janus Federal Tax-Exempt
    Fund                              0.55

   The following table summarizes the advisory fees paid by the Funds and any advisory fee waivers for the last three fiscal years or periods ended October
   31. The information presented in the table below reflects the investment advisory fees in effect during each of the fiscal years or periods shown.

                                     2005                               2004                                2003
                         -----------------------------       --------------------------       --------------------------------
Fund Name                Advisory Fees        Waivers        Advisory Fees    Waivers         Advisory Fees         Waivers
------------------------------------------------------------------------------------------------------------------------------
GROWTH
 Janus Fund               $78,753,161              --         $99,852,014           --        $105,343,428               --
 Janus Enterprise Fund    $11,062,904              --         $11,614,927           --        $ 11,320,918               --
 Janus Mercury Fund       $28,459,376              --         $32,392,574           --        $ 33,066,871               --
 Janus Olympus Fund       $14,610,128              --         $16,663,966           --        $ 15,461,581               --
 Janus Orion Fund         $ 3,778,695              --         $ 3,494,094           --        $  2,802,306               --
 Janus Triton Fund        $   113,098(1)     $102,399         $   --                --        $    --                    --
 Janus Twenty Fund        $60,430,919              --         $60,268,045           --        $ 63,331,924               --
 Janus Venture Fund       $ 8,753,760              --         $ 8,770,064           --        $  6,423,011               --
SPECIALTY GROWTH
 Janus Global Life
   Sciences Fund          $ 7,563,145              --         $ 8,332,957           --        $  8,424,615               --
 Janus Global
   Technology Fund        $ 7,103,412              --         $ 9,581,054           --        $  8,661,205               --
CORE
 Janus Balanced Fund      $14,963,890              --         $20,059,059           --        $ 26,024,299               --
 Janus Contrarian Fund    $17,384,508              --         $16,155,221           --        $ 12,107,699               --
 Janus Core Equity Fund   $ 3,917,480              --         $ 4,146,417           --        $  4,602,152               --
 Janus Growth and
   Income Fund            $33,818,943              --         $35,671,875           --        $ 37,147,147               --
 Janus Research Fund      $   130,634(1)     $ 70,326         $   --                --        $    --                    --

RISK-MANAGED
 INTECH Risk-Managed
   Stock Fund(2)          $ 1,542,157              --         $   763,771    $  488,229       $    223,037(3)     $  223,037(3)
VALUE
 Janus Mid Cap Value
   Fund                   $27,930,032              --         $16,992,386    $  500,763       $  9,406,097(4)            --
 Janus Small Cap Value
   Fund                   $19,771,643              --         $22,982,646    $2,659,228       $ 23,728,560(5)            --
INTERNATIONAL & GLOBAL
 Janus Global
   Opportunities Fund     $ 1,400,774              --         $ 1,131,557           --        $    864,076               --
 Janus Overseas Fund      $14,542,082              --         $16,156,904           --        $ 18,835,257               --
 Janus Worldwide Fund     $35,836,772              --         $58,977,220           --        $ 78,796,638               --

                                     2005                               2004                                2003
                         -----------------------------       --------------------------       --------------------------------
Fund Name                Advisory Fees        Waivers        Advisory Fees    Waivers         Advisory Fees         Waivers
------------------------------------------------------------------------------------------------------------------------------
BOND
 Janus Flexible Bond
   Fund                   $ 5,279,211              --         $ 7,113,293           --        $  9,825,976               --
 Janus High-Yield Fund    $ 3,319,464              --         $ 3,912,620           --        $  5,774,135               --
 Janus Short-Term Bond
   Fund                   $ 1,494,629        $744,392         $ 1,926,252    $1,061,867       $  2,811,827        $1,192,047
 Janus Federal
   Tax-Exempt Fund        $   605,134        $376,646         $   863,282    $  553,328       $  1,372,560        $  576,408

(1) February 25, 2005 (inception) to October 31, 2005.
(2) Formerly named Janus Risk-Managed Stock Fund.
(3) February 28, 2003 (inception) to October 31, 2003.
(4) $4,224,022 of the Advisory Fees for Janus Mid Cap Value Fund were paid to Berger Financial Group LLC, the Fund's former adviser, for the period October 1, 2002 to April 20, 2003, with the remaining $5,182,075 being paid to Janus Capital for the period April 21, 2003 to October 31, 2003.
(5) $11,538,890 of the Advisory Fees for Janus Small Cap Value Fund were paid to Berger Financial Group LLC, the Fund's former adviser, for the period October 1, 2002 to April 20, 2003, with the remaining $12,189,670 being paid to Janus Capital for the period April 21, 2003 to October 31, 2003.

   Janus Services LLC ("Janus Services") receives an administrative services fee at an annual rate of up to 0.05% of the average daily net assets of INTECH Risk-Managed Stock Fund, Janus Mid Cap Value Fund, and Janus Small Cap Value Fund for providing or procuring recordkeeping, subaccounting, and other administrative services to investors of the Fund. Janus Services expects to use a significant portion of this fee to compensate retirement plan service providers, brokers, bank trust departments, financial advisers, and other financial intermediaries for providing these services (at an annual rate of up to 0.05% of the average daily net assets of the shares attributable to their customers). Services provided by these financial intermediaries may include but are not limited to recordkeeping, processing and aggregating purchase and redemption transactions, providing periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and other administrative services.

   The following table summarizes the administration fees paid by certain Funds for the fiscal years ended October 31.

                                              2005                  2004
  Fund Name                            Administration Fees   Administration Fees
  ------------------------------------------------------------------------------
  RISK-MANAGED
    INTECH Risk-Managed Stock
      Fund(1)                              $  154,216            $   64,759
  VALUE
    Janus Mid Cap Value Fund               $2,197,481            $1,319,999
    Janus Small Cap Value Fund             $1,381,716            $1,558,406

(1) Formerly named Janus Risk-Managed Stock Fund.

   Janus Small Cap Value Fund's Advisory Agreement is dated July 1, 2004. INTECH Risk-Managed Stock Fund's Advisory Agreement is dated July 1, 2004, as amended January 1, 2006. Janus Research Fund's Advisory Agreement is dated December 2, 2004, as amended January 1, 2006. Janus Triton Fund's Advisory Agreement is dated December 2, 2004, as amended February 1, 2006. Each of the remaining Fund's Advisory Agreement is dated July 1, 2004, as amended February 1, 2006. Each Fund's Advisory Agreement is in effect for an initial one-year period and thereafter from year to year so long as such continuance is approved annually by a majority of the Funds' Trustees who are not parties to the Advisory Agreements or "interested persons" (as defined by the 1940
   Act) of any such party (the "Independent Trustees"), and by either a majority of the outstanding voting shares of each Fund or the Trustees of the Funds. Each Advisory Agreement: (i) may be terminated without the payment of any penalty by a Fund or Janus Capital on 60 days' written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the affected Fund, including a majority of the Independent Trustees and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of that Fund.

SUBADVISERS

   Janus Capital has entered into Sub-Advisory Agreements on behalf of INTECH Risk-Managed Stock Fund, Janus Mid Cap Value Fund, and Janus Small Cap Value Fund.

ENHANCED INVESTMENT TECHNOLOGIES, LLC

   Janus Capital has entered into a Sub-Advisory Agreement with Enhanced Investment Technologies, LLC, 2401 PGA Boulevard, Suite 100, Palm Beach Gardens, Florida 33410, on behalf of INTECH Risk-Managed Stock Fund.

   INTECH has been in the investment advisory business since 1987. INTECH also serves as investment adviser or subadviser to other U.S. registered and unregistered investment companies, offshore investment funds, and other institutional accounts. Janus Capital owns approximately 82.5% of the outstanding voting shares of INTECH.

   Under the Sub-Advisory Agreement between Janus Capital and INTECH, INTECH is responsible for the day-to-day investment operations of INTECH Risk-Managed Stock Fund. Investments will be acquired, held, disposed of, or loaned, consistent with the investment objectives, policies, and restrictions established by the Trustees and set forth in the Trust's registration statement. INTECH is also obligated to: (i) place all orders for the purchase and sale of investments for the Fund with brokers or dealers selected by INTECH; (ii) perform certain limited related administrative functions; (iii) provide the Trustees with oral or written reports regarding the investment portfolio of the Fund; and (iv) maintain all books and records required under federal securities law relating to day-to-day portfolio management of the Funds. The Sub-Advisory Agreement provides that INTECH shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Sub-Advisory Agreement and except to the extent otherwise provided by law.

   The Sub-Advisory Agreement is dated July 1, 2004, as amended January 1, 2006, and will continue in effect until January 1, 2007, and thereafter from year to year if such continuation is specifically approved at least annually by the Trustees or by vote of a majority of the outstanding shares of the Fund and in either case by vote of a majority of the Independent Trustees of the Fund. The Sub-Advisory Agreement is subject to termination by the Fund or the subadviser on 60 days' written notice and terminates automatically in the event of its assignment and in the event of termination of the Investment Advisory Agreement.

PERKINS, WOLF, MCDONNELL AND COMPANY, LLC

   Janus Capital has entered into Sub-Advisory Agreements on behalf of Janus Mid Cap Value Fund and Janus Small Cap Value Fund with Perkins, Wolf, McDonnell and Company, LLC, 311 S. Wacker Drive, Suite 6000, Chicago, Illinois 60606.

   Perkins: (i) manages the investment operations of the Funds; (ii) keeps Janus Capital fully informed as to the valuation of assets of the Funds, their condition, investment decisions and conditions; (iii) maintains all books and records required under federal securities law relating to day-to-day portfolio management of the Funds; (iv) performs certain limited related administrative functions; and (v) provides the Trustees and Janus Capital with economic, operational, and investment data and reports.

   Perkins and its predecessor have been in the investment advisory business since 1984. Perkins also serves as investment adviser or subadviser to separately managed accounts and other registered investment companies. Janus Capital has a 30% ownership stake in Perkins.

   Under the Sub-Advisory Agreements between Janus Capital and Perkins, investments will be acquired, held, disposed of or loaned, consistent with the investment objectives, policies and restrictions established by the Trustees and set forth in the Trust's registration statement. The Sub-Advisory Agreements provide that Perkins shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Funds, except for willful malfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Sub-Advisory Agreements and except to the extent otherwise provided by law.

   Under the Sub-Advisory Agreements, Janus Mid Cap Value Fund and Janus Small Cap Value Fund each pay Perkins a fee equal to 50% of the advisory fee Janus Capital receives from each Fund (calculated after any fee waivers and expense reimbursements). As a result of the reduction of the advisory fees paid by Janus Mid Cap Value Fund and Janus Small Cap Value Fund to Janus Capital in connection with the Assurance of Discontinuance entered into with the New York Attorney General in August 2004, Janus Capital has agreed to pay Perkins a fee equivalent to approximately one-half of the reduction with respect to each Fund. The agreement with respect to Janus Mid Cap Value Fund will terminate effective February 1, 2007.

   The Sub-Advisory Agreements with Perkins will continue in effect until February 1, 2007 for Janus Mid Cap Value Fund and July 1, 2006 for Janus Small Cap Value Fund, and thereafter from year to year if such continuation is specifically approved at least annually by the Trustees or by vote of a majority of the outstanding shares of the Funds and in either case by vote of a majority of the Independent Trustees of the Funds. The Sub-Advisory Agreements are subject to termination without cause by Janus Capital or the Trust on 60 days' written notice, or material breach of Janus Capital's or Perkins' duties if that breach is not cured within a 20-day period after notice of breach, or if Perkins is unable to discharge its duties and obligations, and terminates automatically in the event of the assignment or termination of each Fund's respective Investment

   Advisory Agreement. Perkins may terminate the Sub-Advisory Agreements upon three years' notice.

   Janus Capital and Perkins have also entered into a Relationship Agreement, which sets forth a framework of mutual cooperation between the parties with respect to the developing, marketing, and servicing of products. Among other things, Janus Capital agrees that it will not terminate or recommend to the Trustees that they terminate the Sub-Advisory Agreements with Perkins, except for cause, as long as the Relationship Agreement is in effect. Among other things, Perkins agrees to provide Janus Capital with exclusive rights to certain value investment products and limit its ability to terminate the Sub-Advisory Agreement without cause. Accordingly, both Janus Capital and Perkins have financial incentives to maintain the relationship between the parties.

   Under each Sub-Advisory Agreement, the respective subadviser was compensated according to the following schedule for the fiscal year ended October 31, 2005.

    Fund Name                                                     Subadviser   Annual Rate(%)
    -----------------------------------------------------------------------------------------
    INTECH Risk-Managed Stock Fund(1)                               INTECH          0.26
    Janus Mid Cap Value Fund                                       Perkins          0.32
    Janus Small Cap Value Fund                                     Perkins          0.36

(1) Formerly named Janus Risk-Managed Stock Fund.

   INTECH Risk-Managed Stock Fund pays no fees directly to INTECH. Janus Capital pays these subadvisory fees out of its advisory fees.

   During the fiscal year ended October 31, 2005, Janus Mid Cap Value Fund and Janus Small Cap Value Fund paid subadvisory fees to Perkins in the amount of $13,965,016 and $9,885,822, respectively.

   PERFORMANCE-BASED SUB-ADVISORY FEE

   APPLIES TO INTECH RISK-MANAGED STOCK FUND
   Effective January 1, 2006, the subadvisory fee rate for INTECH Risk-Managed Stock Fund changed from a fixed rate to a rate that adjusts upward or downward based upon the Fund's performance relative to its benchmark index. This change will not impact the subadvisory fee shown for INTECH Risk-Managed Stock Fund in the table above until January 1, 2007. Janus Capital, and not INTECH Risk-Managed Stock Fund, pays this fee. The following discussion provides additional details regarding this change.

   On December 29, 2005, shareholders of INTECH Risk-Managed Stock Fund approved an amended subadvisory agreement between Janus Capital, on behalf of the Fund, and INTECH that introduces a performance incentive subadvisory fee structure. The subadvisory fee rate payable by Janus Capital to INTECH changed from a fixed rate to a rate that adjusts upward or downward based upon the performance of the Fund relative to its benchmark index, the S&P 500(R) Index. Under the Amended Sub-Advisory Agreement, the subadvisory fee rate paid by Janus Capital to INTECH consists of two components: (i) a base advisory fee calculated and accrued daily and payable monthly equal to 0.26% of the Fund's average daily net assets during the previous month ("Base Fee"), plus or minus (ii) half of any performance fee adjustment paid to Janus Capital by the Fund ("Performance Adjustment") pursuant to the investment advisory agreement between Janus Capital and the Trust, on behalf of the Fund as approved by shareholders on December 29, 2005. No Performance Adjustment is paid to INTECH until the amended subadvisory agreement has been in effect for at least 12 months (which is January 1, 2007).

   The Base Fee rate is the same as the current annual fixed-rate fee paid by Janus Capital to INTECH under its Sub-Advisory Agreement. The Performance Adjustment is calculated monthly and may result in an increase or decrease in the subadvisory fee rate paid by Janus Capital to INTECH, depending upon the investment performance of the Fund relative to the S&P 500(R) Index over the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee versus average daily net assets over the performance measurement period for the Performance Adjustment).

   The amended subadvisory agreement and the new fee schedule became effective on January 1, 2006. For the first 12 months after the effective date, only the Base Fee rate applies. When the amended subadvisory agreement has been in effect for at least 12 months, but less than 36 months, the performance measurement period equals the time that has elapsed since the amended subadvisory agreement took effect and the Performance Adjustment will be calculated for that performance measurement period. Once the Fund has 36 months of performance history from the effective date, the Performance Adjustment is calculated using a rolling 36 month period.

   APPLIES TO JANUS MID CAP VALUE FUND
   As a result of shareholder approval of Janus Mid Cap Value Fund's amended investment advisory agreement between Janus Capital and the Trust, on behalf of the Fund, effective February 1, 2006, the subadvisory fee paid to Perkins changed from a fixed-rate fee to a fee that adjusts upward or downward based upon the performance of the Fund relative to the Russell Midcap(R) Value Index, the Fund's benchmark index. In accordance with the Sub-Advisory Agreement,

   Perkins receives a fee from the Fund equal to 50% of the advisory fee payable to Janus Capital from the Fund before reduction of the Janus fee by the amount of the fee payable to Perkins (net of any reimbursement of expenses incurred or fees waived by Janus Capital).

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

   A discussion regarding the basis for the Board of Trustees' approval of continuation of Janus Small Cap Value Fund's investment advisory agreement is included in the Fund's annual report to shareholders.

   AMENDMENTS TO ADVISORY AGREEMENTS TO CONFORM TO PREVAILING INDUSTRY PRACTICE

   APPLIES TO ALL FUNDS EXCEPT INTECH RISK-MANAGED STOCK FUND, JANUS MID CAP VALUE FUND, AND JANUS SMALL CAP VALUE FUND

   On September 20, 2005, the Board of Trustees, including all of the Independent Trustees, voted unanimously to approve an amended Investment Advisory Agreement ("Amended Agreement") for each applicable Fund and authorized the submission of each Amended Agreement to the Fund's shareholders for approval. Shareholders approved the Amended Agreement for their Fund at a special meeting of Shareholders held on December 29, 2005 for Janus Fund, Janus Orion Fund, Janus Triton Fund, Janus Twenty Fund, Janus Venture Fund, Janus Research Fund, Janus Short-Term Bond Fund, and Janus Federal Tax-Exempt Fund; and on January 9, 2006 for Janus Enterprise Fund, Janus Mercury Fund, Janus Olympus Fund, Janus Global Life Sciences Fund, Janus Global Technology Fund, Janus Balanced Fund, Janus Contrarian Fund, Janus Core Equity Fund, Janus Growth and Income Fund, Janus Global Opportunities Fund, Janus Overseas Fund, Janus Worldwide Fund, Janus Flexible Bond Fund, and Janus High-Yield Fund.

   In approving the proposed Amended Agreements, the Trustees considered the recommendations of an independent compliance consultant engaged by Janus Capital regarding the form of each of those agreements and concluded that the proposed changes were consistent with industry practice and would reflect an appropriate delegation of authority to Janus Capital clarifying its investment discretion over the Funds it manages.

   In connection with their most recent consideration of the investment advisory agreements for all of the Funds, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers for subadvised Funds in response to requests of the Independent Trustees and their counsel. They also received and reviewed a considerable amount of information and analysis provided to the Trustees by an independent fee consultant. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met on two separate occasions with Janus Capital management to consider the agreements, and at each of those meetings they also met separately in executive session with their counsel.

   Based on their evaluation of the information provided by Janus Capital, subadvisers, the independent fee consultant, Lipper Inc. ("Lipper"), and other information, the Trustees determined that the overall arrangements between the Funds and Janus Capital were fair and reasonable in light of the nature and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment.

   In considering the agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees' determination to approve the agreements are discussed separately below.

   NATURE, EXTENT, AND QUALITY OF SERVICES
   The Trustees reviewed the nature, extent, and quality of the services of Janus Capital and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, especially those who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds' administrator, monitoring adherence to the Funds' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations. The Trustees also reviewed the enhanced compliance program of Janus Capital and the actions taken by Janus Capital in response to various legal and regulatory proceedings since the fall of 2003.

   The Trustees concluded that the nature, extent, and quality of the services provided by Janus Capital and, if applicable, the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory agreements, that the quality of those services had been consistent with or superior to quality norms in the industry, and that the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract and retain well-qualified personnel.

   PERFORMANCE OF THE FUNDS
   The Trustees considered the short-term and longer term performance of each Fund. They reviewed information comparing each Fund's performance with the performance of comparable funds and peer groups identified by Lipper and with the Fund's benchmark index. They concluded that the performance of most Funds was good to very good. Although the performance of some Funds lagged that of their peers for certain periods, they also concluded that Janus Capital had taken appropriate steps to address the under-performance and that the more recent performance of most of those Funds had been improving.

   COSTS OF SERVICES PROVIDED
   The Trustees examined information on the fees and expenses of each Fund in comparison to information for other comparable funds as provided by Lipper. They noted that the rate of management (investment advisory and administrative) fees for each Fund, after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

   The Trustees considered the methodology used by Janus Capital in determining compensation payable to portfolio managers, the very competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels.

   The Trustees also reviewed Janus Capital's management fees for its separate account clients and for its subadvised funds (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fees for Funds having a similar strategy, the Trustees noted that Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds' other service providers, trustee support, regulatory compliance, and numerous other services. Moreover, they noted that the spread between the average fees charged to the Funds and the fees that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fees of other advisers, based on publicly available data and research conducted by their independent fee consultant.

   The Trustees also considered the profitability to Janus Capital and its affiliates of their relationships with each Fund and found Janus Capital's profitability not to be unreasonable.

   Finally, the Trustees considered the financial condition of Janus Capital, which they found to be sound.

   The Trustees concluded that the management fees and any other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital or a Fund to the subadvisers of subadvised Funds, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital charges to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital, the investment performance of the Fund, and the expense limitations agreed to by Janus Capital.

   ECONOMIES OF SCALE
   The Trustees received and considered information about the potential of Janus Capital to experience economies of scale as the assets of the Funds increase. They noted that, although each Fund (except four Funds that have breakpoints) pays an advisory fee at a fixed rate as a percentage of net assets, without any breakpoints, the management fee paid by each Fund, after any applicable contractual expense limitations, was below the mean management fee rate of the Fund's peer group selected by Lipper. The Trustees also took note that, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, the Funds have benefited from having advisory fee rates that have remained constant rather than fees with breakpoints and higher fee rates at lower asset levels in which the effective fee rate might have increased as assets declined. The Trustees considered certain Amended Agreements that included a change to the advisory fee to reflect a performance-based structure under which the rate of fee would increase or decrease from the current fixed rate if the Fund outperforms or underperforms its benchmark index over a trailing period. Such a fee structure is likely to increase or decrease Janus Capital's economies of scale, depending on whether the effective rate of the fee is increased or decreased. The Trustees also noted that the Funds share directly in economies of scale through lower charges of third-party service providers based on the combined scale of all of the Funds. Based on all of the information they reviewed, the Trustees concluded that the fee structure in each of the advisory agreements was reasonable and that the current rates of fees reflect a sharing between Janus Capital and the Fund of economies of scale at the current asset level of the Fund.

   OTHER BENEFITS TO THE ADVISER
   The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationship with the Funds. They recognized that affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively. The Trustees also considered Janus Capital's use of commissions paid by most Funds on their portfolio brokerage transactions to obtain proprietary research products and services benefiting the Funds and/or other clients of Janus Capital, as well as Janus Capital's agreement not to use any Fund's portfolio brokerage transactions to obtain third party research through brokers. The Trustees concluded that Janus Capital's use of "soft" commission dollars to obtain proprietary research products and services was consistent with regulatory requirements and was likely to benefit the Funds. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefore, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital's receipt of those products and services, as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of each Fund could attract other business to Janus Capital or its other Funds and that the success of Janus Capital could enhance Janus Capital's ability to serve the Funds.

   After full consideration of the above factors as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the current Investment Advisory Agreement for each Fund was in the best interest of the Fund and its shareholders. In approving the Amended Agreements, the Independent Trustees also concluded that the Amended Agreement, as proposed, was in the best interest of the Fund and its shareholders.

   PERFORMANCE-BASED INVESTMENT ADVISORY FEE PROPOSAL

   APPLIES TO JANUS MERCURY FUND, JANUS CONTRARIAN FUND, JANUS RESEARCH FUND, INTECH RISK-MANAGED STOCK FUND, JANUS MID CAP VALUE FUND, AND JANUS WORLDWIDE FUND

   On September 20, 2005 and October 19, 2005, the Board of Trustees, including all of the Independent Trustees, voted unanimously to approve an Amended Investment Advisory Agreement for the Fund ("Proposed Agreement") and authorized the submission of the Proposed Agreement to the Fund's shareholders for approval. The Proposed Agreement changed the advisory fee paid by the Fund from a fixed rate to a rate that adjusts upward or downward based upon the Fund's performance relative to a selected benchmark index. Shareholders of the Fund approved the Proposed Agreement at a special meeting of Shareholders held on December 29, 2005 for Janus Research Fund and INTECH Risk-Managed Stock Fund; and on January 9, 2006 for Janus Mercury Fund, Janus Contrarian Fund, Janus Mid Cap Value Fund, and Janus Worldwide Fund.

   For more than a year the Independent Trustees and their independent fee consultant, in consultation with independent legal counsel to the Independent Trustees, have explored the possibility of modifying the fee structure for certain funds to provide for a performance-based adjustment to the current investment advisory fee rate that would increase or decrease the fee based on whether the Fund's total return performance exceeds or lags a stated relevant benchmark index.

   The Independent Trustees also worked with Janus Capital to develop a performance structure that was acceptable to Janus Capital. In doing so, the Independent Trustees were seeking to provide a closer alignment of the interests of Janus Capital with those of the Funds and their shareholders. They believe that the fee structure proposed for each Fund will achieve that objective. Included as part of their analysis of the overall performance fee structure, the Trustees, in consultation with their independent fee consultant, considered the appropriate performance range for achieving the maximum and minimum advisory fee that would result in the Performance Adjustment of up to 0.15% (positive or negative) of a Fund's average daily net assets during the applicable performance measurement period. The Trustees reviewed information provided by Janus Capital and prepared by their independent fee consultant with respect to an appropriate deviation of excess/under returns relative to a Fund's benchmark index, taking into consideration expected tracking error of the Fund, expected returns and potential risks and economics involved both for Janus Capital and the Fund's shareholders. The Trustees also reviewed the structure of performance fees applied by other mutual fund complexes. Based on this information, the Trustees determined that a performance range that approximates one standard deviation of excess/under returns relative to a Fund's benchmark index was appropriate for calculating the maximum range (positive or negative) of the Performance Adjustment.

   As described above, the Performance Adjustment that will be added to or subtracted from the "Base Fee" (as defined in the Proposed Agreement) as a result of a Fund's performance relative to its benchmark index is a variable up to 0.15% of average net assets during the performance measurement period. Importantly, the performance is computed after deducting the Fund's operating expenses (including advisory fees), which means that in order to receive any upward adjustment from the Base Fee, Janus Capital must deliver a total return after expenses that exceeds the return of the benchmark index, which does not incur any expenses.

   The Trustees determined that the benchmark index specified in each of the Proposed Agreements for purposes of computing the performance fee adjustments is appropriate for the respective Fund based on a number of factors, including the fact that the index is broad-based and is composed of securities of the types in which the Fund may invest. The Trustees believe that divergence between the Fund's performance and performance of the index can be attributed, in part, to the ability of the portfolio manager in making investment decisions within the parameters of the Fund's investment objective and investment policies and restrictions.

   The Trustees determined that the class of shares of each Fund selected for purposes of calculating the Performance Adjustment as applied to the Fund is the most appropriate class for use in calculating such Fund's Performance Adjustment. In making that determination, the Trustees considered the fee structure and expenses paid by each class of shares, any fees paid to or retained by Janus Capital or its affiliates, as well as the distribution channel for each class of shares.

   The time periods to be used in determining any Performance Adjustment were also judged to be of appropriate length to ensure proper correlation and to prevent fee adjustments from being based upon random or insignificant differences between the performance of the Fund and of the index. In that regard the Trustees concluded that it would be appropriate for there to be no adjustment from the Base Fee for the first 12 months after the effective date of each Proposed Agreement before implementation of any Performance Adjustment, and that, once implemented, the Performance Adjustment should reflect only the Fund's performance subsequent to that effective date. Moreover, the Trustees believed that, upon reaching the thirty sixth month after the effective date, the performance measurement period would be fully implemented, and that the Performance Adjustment should thereafter be based upon a thirty-six month rolling performance measurement period.

   In addition to considering the performance fee structure reflected in each Proposed Agreement, in approving each of those agreements, the Trustees followed the process and considered the factors and reached the conclusions described above under "Amendments to Advisory Agreements to Conform to Prevailing Industry Practice."

   PERFORMANCE-BASED SUB-ADVISORY FEE PROPOSAL

   APPLIES TO INTECH RISK-MANAGED STOCK FUND

   On September 20, 2005, the Board of Trustees, including all of the Independent Trustees, voted unanimously to approve amendments to the current Sub-Advisory Agreement ("Proposed Amended Sub-Advisory Agreement") for INTECH Risk-Managed Stock Fund and authorized the submission of the Proposed Amended Sub-Advisory Agreement to the Fund's shareholders for approval. Shareholders of the Fund approved the Proposed Amended Sub-Advisory Agreement at a Special Meeting of Shareholders held on December 29, 2005.

   The Trustees determined that, if the fees paid by the Fund to Janus Capital are to be performance-based, the fees paid by Janus Capital to INTECH should be determined under a corresponding performance-based fee structure. In approving the proposed performance fee structure for the Proposed Amended Sub-Advisory Agreement, the Trustees considered the factors and reached the conclusions described above under "Performance-Based Advisory Fee Proposal."

   In addition, in approving the Proposed Amended Sub-Advisory Agreement, the Trustees followed the process and considered the factors and reached the conclusions described above under "Amendments to Advisory Agreements to Conform to Prevailing Industry Practice."

ADDITIONAL INFORMATION ABOUT JANUS CAPITAL AND THE SUBADVISERS

   Janus Capital acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Janus Capital may also manage its own proprietary accounts. Investment decisions for each account managed by Janus Capital, including the Funds, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated to each account in accordance with allocation procedures adopted by Janus Capital. Partial fills for the accounts of two or more investment personnel will be allocated pro rata under procedures adopted by Janus Capital. Circumstances may arise under which Janus Capital may determine that, although it may be desirable and/or suitable that a particular security or other investment be purchased or sold for more than one account, there exists a limited supply or demand for the security or other investment. Janus Capital seeks to allocate the opportunity to purchase or sell that security or other investment among accounts on an equitable basis by taking into consideration factors including, but not limited to, size of the portfolio, concentration of holdings, investment objectives and guidelines, purchase costs, and cash availability. Janus Capital, however, cannot assure equality of allocations among all its accounts, nor can it assure that the opportunity to purchase or sell a security or other investment will be proportionally allocated among accounts according to any particular or predetermined standards or criteria. In some cases, these allocation procedures may adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. In others, however, the accounts' ability to participate in volume transactions may produce better executions and prices for the accounts.

   With respect to allocations of initial public offerings ("IPOs"), under IPO allocation procedures adopted by Janus Capital, Janus Capital accounts and Perkins accounts will participate in an IPO if the investment personnel believe the IPO is an appropriate investment based on the account's investment restrictions, risk profile, asset composition, and/or cash levels. These IPO allocation procedures require that each account be assigned to a pre-defined group ("IPO Group"), based on objective criteria set forth in the procedures. Generally, an account may not participate in an IPO unless it is assigned to an IPO Group that correlates with the pre-offering market capitalization ("IPO Classification") of the company. If, however, the investment personnel intend to build a long-term position in the company and purchase securities in both the initial offering and in the immediate aftermarket, then all accounts participating in that IPO will receive IPO shares and any immediate aftermarket shares purchased at a blended price equal to the average price paid for all IPO and immediate aftermarket shares. If there is no immediate aftermarket activity, all shares purchased will be allocated pro rata to the participating accounts, subject to a de minimis exception standard. These IPO allocation procedures may result in certain accounts, particularly larger accounts, receiving fewer IPOs than other accounts, which may impact performance.

   Janus Capital is permitted to adjust its allocation procedures to eliminate fractional shares or odd lots, and has the discretion to deviate from its allocation procedures in certain circumstances. For example, additional securities may be allocated to the investment personnel who are instrumental in originating or developing an investment opportunity or to comply with the investment personnel's request to ensure that their accounts receive sufficient securities to satisfy specialized investment objectives.

   Janus Capital manages long and short portfolios. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. Janus Capital has adopted procedures that it believes are reasonably designed to mitigate these conflicts.

   INTECH has adopted its own allocation procedures, which apply to INTECH Risk-Managed Stock Fund. INTECH, the subadviser for INTECH Risk-Managed Stock Fund, generates regular daily trades for all of its clients, including INTECH Risk-Managed Stock Fund, using proprietary trade system software. Before submission for execution, trades are reviewed by the trader for errors or discrepancies. Trades are submitted to designated brokers in a single electronic file at one time during the day, pre-allocated to individual clients. If an order is not completely filled, executed shares are allocated to client accounts in proportion to the order.

   Perkins, the subadviser for Janus Mid Cap Value Fund and Janus Small Cap Value Fund, may buy and sell securities, or engage in other investments, on behalf of multiple clients, including Janus Mid Cap Value Fund and Janus Small Cap Value Fund. Perkins seeks to allocate trades among its clients on an equitable basis, taking into consideration such factors as the size of the client's portfolio, concentration of holdings, investment objectives and guidelines, purchase costs, and cash availability.

   Pursuant to an exemptive order granted by the SEC, the Funds and other funds advised by Janus Capital or its affiliates may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

   Each account managed by Janus Capital or the subadvisers has its own investment objective and policies and is managed accordingly by the respective investment personnel. As a result, from time to time, two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.

   Janus Capital, INTECH, and Janus Distributors currently have in place Ethics Rules, which are comprised of the Personal Trading Code of Ethics, Gift Policy, Portfolio Holdings Disclosure Policy, and Outside Employment Policy. The Ethics Rules are designed to ensure Janus Capital, INTECH, and Janus Distributors personnel: (i) observe applicable legal (including compliance with applicable federal securities laws) and ethical standards in the performance of their duties; (ii) at all times place the interests of the Fund shareholders first; (iii) disclose all actual or potential conflicts;
   (iv) adhere to the highest standards of loyalty, candor, and care in all matters relating to the Fund shareholders; (v) conduct all personal trading, including transactions in the Funds and other securities, consistent with the Ethics Rules and in such a manner as to avoid any actual or potential conflict of interest or any abuse of their position of trust and responsibility; and (vi) not use any material nonpublic information in securities trading. The Ethics Rules are on file with and available from the SEC through the SEC website at http://www.sec.gov.

   Under the Personal Trading Code of Ethics (the "Code of Ethics"), all Janus Capital, INTECH, and Janus Distributors personnel, as well as the Trustees and Officers of the Funds, are required to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Funds. In addition, Janus Capital, INTECH, and Janus Distributors personnel are not permitted to transact in securities held by the Funds for their personal accounts except under circumstances specified in the Code of Ethics. All personnel of Janus Capital, INTECH, Janus Distributors, and the Funds, as well as certain other designated employees deemed to have access to current trading information, are required to pre-clear all transactions in securities not otherwise exempt. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Code of Ethics.

   In addition to the pre-clearance requirement described above, the Code of Ethics subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the Code of Ethics and under certain circumstances Janus Capital, INTECH, and Janus Distributors personnel may be required to forfeit their profits made from personal trading.

   Perkins has adopted its own Code of Ethics, (the "Code"), which Perkins has certified complies with Rule 17j-1 under the 1940 Act. The Code establishes policies and procedures that govern certain types of personal securities transactions by employees of Perkins. Subject to the requirements and restrictions of the Code, individuals are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Funds. The Code has provisions that require the employees of Perkins to conduct their personal securities transactions in a manner that does not operate adversely to the interests of the Funds and to avoid serving their own personal interests ahead of the Funds and their shareholders.

PROXY VOTING POLICIES AND PROCEDURES

   Each Fund's Board of Trustees has delegated to Janus Capital or the Fund's subadviser, as applicable, the authority to vote all proxies relating to such Fund's portfolio securities in accordance with Janus Capital's or the applicable subadviser's own policies and procedures. Summaries of Janus Capital's or the applicable subadviser's policies and procedures are available: (i) without charge, upon request, by calling 1-800-525-3713; (ii) on the Funds' website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov.

   Each Fund's proxy voting record for the one-year period ending each June 30th is available, free of charge, through www.janus.com and from the SEC through the SEC website at http://www.sec.gov.

Janus Capital Management LLC
Proxy Voting Summary for Mutual Funds

   Janus Capital votes proxies in the best interest of its shareholders and without regard to any other Janus Capital relationship (business or otherwise). Janus Capital will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service).

   PROXY VOTING PROCEDURES

   Janus Capital has developed proxy voting guidelines (the "Janus Guidelines") that influence how Janus Capital's portfolio managers vote proxies on securities held by the portfolios Janus Capital manages. The Janus Guidelines, which include recommendations on most major corporate issues, have been developed by the Janus Proxy Voting Committee (the "Proxy Voting Committee") in consultation with Janus Capital's portfolio managers and Janus Capital's Chief Investment Officer. In creating proxy voting recommendations, the Proxy Voting Committee analyzes proxy proposals from the prior year and evaluates whether those proposals would adversely affect shareholders' interests. Once the Proxy Voting Committee establishes its recommendations, they are distributed to Janus Capital's portfolio managers and Janus Capital's Chief Investment Officer for input. Once agreed upon, the recommendations are implemented as the Janus

   Guidelines. Janus Capital's portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Janus Guidelines; however, a portfolio manager may choose to vote differently than the Janus Guidelines. Janus Capital has engaged an independent Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service also provides research and recommendations on proxy issues.

   The role of the Proxy Voting Committee is to work with Janus Capital's portfolio management and Janus Capital's Chief Investment Officer to develop the Janus Guidelines. The Proxy Voting Committee also serves as a resource to portfolio management with respect to proxy voting and oversees the proxy voting process. The Proxy Voting Committee's oversight responsibilities include monitoring for and resolving material conflicts of interest with respect to proxy voting. Janus Capital believes that application of the Janus Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible conflicts of interest since the Janus Guidelines are pre-determined. However, for proxy votes that are inconsistent with the Janus Guidelines, the Proxy Voting Committee will review the proxy votes in order to determine whether a portfolio manager's voting rationale appears reasonable. If the Proxy Voting Committee does not agree that a portfolio manager's rationale is reasonable, the Proxy Voting Committee will refer the matter to Janus Capital's Chief Investment Officer (or Director of Research).

   PROXY VOTING POLICIES

   As discussed above, the Proxy Voting Committee has developed the Janus Guidelines for use in voting proxies. Below is a summary of some of the more significant Janus Guidelines.

   BOARD OF DIRECTORS ISSUES
   Janus Capital will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors. Janus Capital will generally vote in favor of proposals to increase the minimum number of independent directors. Janus Capital will generally oppose non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

   AUDITOR ISSUES
   Janus Capital will generally oppose proposals asking for approval of auditors that have a substantial nonaudit relationship with a company.

   EXECUTIVE COMPENSATION ISSUES
   Janus Capital reviews executive compensation plans on a case-by-case basis using research provided by the Proxy Voting Service. Janus Capital will generally oppose proposed equity-based compensation plans which contain stock option plans that are excessively dilutive. In addition, Janus Capital will generally oppose proposals regarding the issuance of options with an exercise price below market price and the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period). Janus Capital will also generally oppose proposals regarding the repricing of underwater options.

   GENERAL CORPORATE ISSUES
   Janus Capital will generally oppose proposals regarding supermajority voting rights. Janus Capital will generally oppose proposals for different classes of stock with different voting rights. Janus Capital will generally oppose proposals seeking to implement measures designed to prevent or obstruct corporate takeovers. Janus Capital will review proposals relating to mergers, acquisitions, tender offers, and other similar actions on a case-by-case basis.

   SHAREHOLDER PROPOSALS
   If a shareholder proposal is specifically addressed by the Janus Guidelines, Janus Capital will generally vote pursuant to that Janus Guideline. Janus Capital will generally abstain from voting shareholder proposals that are moral or ethical in nature or place arbitrary constraints on the board or management of a company. Janus Capital will solicit additional research from its Proxy Voting Service for proposals outside the scope of the Janus Guidelines.

   A complete copy of Janus Capital's proxy voting policies and procedures, including specific guidelines, is available on www.janus.com.

Enhanced Investment Technologies, LLC
Proxy Voting Procedures

   The following are the procedures for INTECH with respect to the voting of proxies on behalf of all clients for which INTECH has been delegated the responsibility for voting proxies and the keeping of records relating to proxy voting.

   GENERAL POLICY. INTECH's investment process involves buy and sell decisions that are determined solely by a mathematical formula that selects target holdings and weightings without any consideration of the fundamentals of individual companies or other company-specific factors. As such, extensive corporate research analysis is not performed. Accordingly, INTECH has engaged Institu-tional Shareholder Services ("ISS") to vote all proxies on behalf of client accounts in accordance, at the client's discretion, with the ISS or PVS Proxy Voting Guidelines (individually and collectively referred to as "ISS Recommendations"). Concurrent with the adoption of these procedures, INTECH will not accept direction in the voting of proxies for which it has voting responsibility from any person or organization other than the ISS Recommendations. INTECH will only accept direction from a client to vote proxies for the client's account pursuant to the ISS or PVS Proxy Voting Guidelines.

   DELEGATION OF PROXY VOTING ADMINISTRATION. INTECH has engaged the services of the Investment Accounting Operations Group of Janus Capital to provide the administration for its proxy voting.

   JANUS INVESTMENT ACCOUNTING OPERATIONS GROUP. The Janus Investment Accounting Operations Group works with the ISS and is responsible to INTECH for ensuring that all proxies are voted consistent with the ISS or PVS Proxy Voting Guidelines.

   VOTING AND USE OF PROXY VOTING SERVICE. Pursuant to its relationship with Janus Capital, INTECH has engaged ISS, an independent Proxy Voting Service, to assist in the voting of proxies. ISS is responsible for coordinating with the clients' custodians to ensure that all proxy materials received by the custodians relating to the clients' portfolio securities are processed in a timely fashion. ISS is responsible for working with the Janus Investment Accounting Operations Group to coordinate the actual votes cast. In addition, ISS is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to INTECH or Janus Capital upon request. ISS will process all proxy votes in accordance with the ISS or PVS Proxy Voting Guidelines. Janus Capital has instructed ISS to vote all Janus mutual fund proxies, for which INTECH has voting authority, in accordance with the ISS Guidelines. In absence of specific client direction, INTECH will direct ISS to vote proxies in accordance with PVS Guidelines.

   CONFLICTS OF INTEREST. INTECH has adopted the following procedures and controls to avoid conflicts of interest that may arise in connection with proxy voting:

   - ISS shall vote all proxies on INTECH's behalf in accordance with the ISS or PVS Proxy Voting Guidelines. In its capacity as administrator, Janus Capital shall conduct periodic reviews of proxy voting records on a sample basis to ensure that all votes are actually cast in accordance with this policy.

   - The Janus Investment Accounting Operations Group is not authorized to override any recommendation except upon the receipt of express written authorization from the client directing INTECH to vote in a specified manner. All overrides, other than client overrides, shall be approved by the INTECH Chief Compliance Officer. The Janus Investment Accounting Operations Group shall maintain records of all overrides, including all required authorizations.

   - Without limiting the foregoing, the Janus Investment Accounting Operations Group shall not give any consideration to the manner in which votes are being cast on behalf of Janus Capital or its affiliates with respect to a particular matter.

   - Any attempts to influence the proxy voting process shall be reported immediately to the INTECH Chief Compliance Officer.

   - All client accounts are prohibited from investing in securities of Janus Capital or securities of its publicly traded affiliates. INTECH maintains a Restricted List of securities that may not be purchased on behalf of the individual accounts which includes, among other things, affiliates of such accounts. The trading system is designed to prohibit transactions in all securities on the Restricted List.

   In light of the foregoing policies, it is not expected that any conflicts will arise in the proxy voting process. In the unusual circumstance that ISS seeks direction on any matter or INTECH is otherwise in a position of evaluating a proposal on a case-by-case basis, the matter shall be referred to the INTECH Chief Compliance Officer to determine whether a material conflict exists. To the extent that a conflict of interest is identified, INTECH will vote the proxy according to the ISS recommendation.

   REPORTING AND RECORD RETENTION. Upon request, on a quarterly basis, INTECH will provide its clients with the proxy voting record for that client's account. Janus Capital, on INTECH's behalf, retains proxy statements received regarding client securities, records of votes cast on behalf of clients, and records of client requests for proxy voting information. In addition, INTECH will retain copies of its Proxy Voting Procedures and the ISS and PVS Guidelines. Proxy statements received from issuers are either available on the SEC's EDGAR database or are kept by a third party voting service and are available on request. All proxy voting materials and supporting documentation are retained for a minimum of 6 years.

   REVIEW OF POLICY. INTECH shall periodically review this policy and the services provided by ISS to determine whether the continued use of ISS and the ISS Recommendations is in the best interest of clients.

Perkins, Wolf, McDonnell and Company, LLC
Proxy Voting Summary for Mutual Funds

   Perkins votes proxies in the best interest of its shareholders and without regard to any other Perkins relationship (business or otherwise). Perkins will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service).

   PROXY VOTING PROCEDURES

   Perkins has developed proxy voting guidelines (the "Perkins Wolf Guidelines") that influence how Perkins portfolio managers vote proxies on securities held by the portfolios Perkins manages. The Perkins Wolf Guidelines, which include recommendations on most major corporate issues, have been developed by the Perkins Wolf Proxy Voting Committee (the "Proxy Voting Committee"). Perkins portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Perkins Wolf Guidelines, however, a portfolio manager may choose to vote differently than the Perkins Wolf Guidelines. Perkins has delegated the administration of its proxy voting to Janus Capital. Janus Capital, on Perkins' behalf, has engaged an independent Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service also provides research and recommendations on proxy issues.

   The role of the Proxy Voting Committee is to develop the Perkins Wolf Guidelines. The Proxy Voting Committee also serves as a resource to portfolio management with respect to proxy voting and oversees the proxy voting process. The Proxy Voting Committee's oversight responsibilities include monitoring for and resolving material conflicts of interest with respect to proxy voting. Perkins believes that application of the Perkins Wolf Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible conflicts of interest since the Perkins Wolf Guidelines are pre-determined. However, for proxy votes that are inconsistent with the Perkins Wolf Guidelines, the Proxy Voting Committee will review the proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. If the Proxy Voting Committee does not agree that the portfolio manager's rationale is reasonable, the Proxy Voting Committee will refer the matter to the Chief Investment Officer (or the Director of Research).

   PROXY VOTING POLICIES

   As discussed above, the Proxy Voting Committee has developed the Perkins Wolf Guidelines for use in voting proxies. Below is a summary of some of the more significant Perkins Wolf Guidelines.

   BOARD OF DIRECTORS ISSUES
   Perkins will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors. Perkins will generally vote in favor of proposals to increase the minimum number of independent directors. Perkins will generally oppose non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

   AUDITOR ISSUES
   Perkins will generally oppose proposals asking for approval of auditors that have a substantial nonaudit relationship with a company.

   EXECUTIVE COMPENSATION ISSUES
   Perkins reviews executive compensation plans on a case-by-case basis using research provided by the Proxy Voting Service. Perkins will generally oppose proposed equity-based compensation plans which contain stock option plans that are excessively dilutive. In addition, Perkins will generally oppose proposals regarding the issuance of options with an exercise price below market price and the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period).

   GENERAL CORPORATE ISSUES
   Perkins will generally oppose proposals regarding supermajority voting rights. Perkins will generally oppose proposals for different classes of stock with different voting rights. Perkins will generally oppose proposals seeking to implement measures designed to prevent or obstruct corporate takeovers. Perkins will review proposals relating to mergers, acquisitions, tender offers, and other similar actions on a case-by-case basis.

   SHAREHOLDER PROPOSALS
   If a shareholder proposal is specifically addressed by the Perkins Wolf Guidelines, Perkins will generally vote pursuant to that Perkins Wolf Guideline. Perkins will generally abstain from voting shareholder proposals that are moral or ethical in nature or place arbitrary constraints on the board or management of a company. Perkins Wolf will solicit additional research from its Proxy Voting Service for proposals outside the scope of the Perkins Wolf Guidelines.

CUSTODIAN, TRANSFER AGENT, AND CERTAIN
AFFILIATIONS
--------------------------------------------------------------------------------

   State Street Bank and Trust Company, P.O. Box 0351, Boston, Massachusetts 02117-0351 is the custodian of the domestic securities and cash of the Funds. State Street is the designated Foreign Custody Manager (as the term is defined in Rule 17f-5 under the 1940 Act) of the Funds' securities and cash held outside the United States. The Funds' Trustees have delegated to State Street certain responsibilities for such assets, as permitted by Rule 17f-5. State Street and the foreign subcustodians selected by it hold the Funds' assets in safekeeping and collect and remit the income thereon, subject to the instructions of each Fund.

   Janus Services LLC ("Janus Services"), P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Funds' transfer agent. In addition, Janus Services provides certain other administrative, recordkeeping, and shareholder relations services for the Funds.

   For transfer agency and other services, Janus Services receives an asset-weighted average annual fee based on the proportion of each Fund's total net assets sold directly and the proportion of each Fund's net assets sold through financial intermediaries. The applicable fee rates are 0.16% of net assets on the proportion of assets sold directly and 0.21% on the proportion of assets sold through intermediaries. Janus Services also receives $4 per open shareholder account in each Fund, except Janus Twenty Fund, Janus Venture Fund, Janus Mid Cap Value Fund-Institutional Shares, and Janus Small Cap Value Fund. In addition, the Funds pay DST Systems, Inc. ("DST") license fees at the annual rate of $3.06 per shareholder account for the Equity Funds and $3.98 per shareholder account for the Bond Funds for the use of DST's shareholder accounting system. The Funds also pay DST at an annual rate of $1.10 per closed shareholder account, as well as postage and forms costs that a DST affiliate incurs in mailing Fund shareholder transaction confirmations.

   For Janus Mid Cap Value Fund and Janus Small Cap Value Fund, due to the differences in the shareholder bases of Investor Shares and Institutional Shares, the transfer agency fee structure is expected to result in different overall transfer agency expenses incurred by each class. By written agreement, Janus Services has agreed until March 1, 2007, to waive the transfer agency fees payable by the Institutional Shares of Janus Mid Cap Value Fund and Janus Small Cap Value Fund so that the total expenses of the Institutional Shares do not exceed the total expenses of the Institutional Shares of Berger Mid Cap Value Fund and Berger Small Cap Value Fund.

   Transfer Agency fees paid on behalf of Janus Mid Cap Value
   Fund - Institutional Shares and Janus Small Cap Value Fund - Institutional Shares for the fiscal year ended October 31, 2005, are summarized below.

Fund Name                                        Transfer Agency Fees   Transfer Agency Waivers
-----------------------------------------------------------------------------------------------
VALUE
  Janus Mid Cap Value Fund - Institutional            $  956,395              $  649,551
    Shares
  Janus Small Cap Value Fund - Institutional          $2,207,159              $2,207,159(1)
    Shares

(1) The waiver exceeded the transfer agency fees.

   Janus Distributors LLC, 151 Detroit Street, Denver, Colorado 80206-4805, a wholly-owned subsidiary of Janus Capital, is the principal underwriter for the Funds. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Janus Distributors acts as the agent of the Funds in connection with the sale of their shares in all states in which such shares are registered and in which Janus Distributors is qualified as a broker-dealer. Under the Distribution Agreement, Janus Distributors continuously offers each Fund's shares and accepts orders at NAV. No sales charges are paid by investors. Promotional expenses in connection with offers and sales of shares are paid by Janus Capital. The cash-compensation rate at which Janus Distributors pays its registered representatives for sales of institutional products may differ based on a type of fund or a specific trust. The receipt of (or prospect of receiving) compensation described above may provide an incentive for a registered representative to favor sales of funds for which they receive a higher compensation rate. You may wish to consider these arrangements when evaluating any recommendations of registered representatives. Janus Capital periodically monitors sales compensation paid to its registered representatives in order to attempt to identify potential conflicts of interest.

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------

   Janus Capital places all portfolio transactions of the Funds, except for INTECH Risk-Managed Stock Fund. With respect to INTECH Risk-Managed Stock Fund, INTECH places portfolio transactions using its proprietary trade system software. With respect to Janus Mid Cap Value Fund and Janus Small Cap Value Fund, Janus Capital places all portfolio transactions solely upon Perkins' direction.

   Janus Capital and Perkins have a policy of seeking to obtain the "best execution" of all portfolio transactions (the best net prices under the circumstances based upon a number of factors including and subject to the factors discussed below) provided that Janus Capital and Perkins may occasionally pay higher commissions for research services as described below. The Funds may trade foreign securities in foreign countries because the best available market for these securities is often on foreign exchanges. In transactions on foreign stock exchanges, brokers' commissions are frequently fixed and are often higher than in the United States, where commissions are negotiated.

   Janus Capital considers a number of factors in seeking best execution in selecting brokers and dealers and in negotiating commissions on agency transactions. In seeking best execution on trades for funds subadvised by Perkins, Janus Capital acts on behalf of and in consultation with Perkins. Those factors include, but are not limited to: Janus Capital's and Perkins' knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality, including trade anonymity; liquidity; the quality of the execution, clearance, and settlement services; financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; rebates of commissions by a broker to a Fund or to a third party service provider to the Fund to pay Fund expenses; and the value of research products or services provided by brokers. In recognition of the value of the foregoing factors, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital (or Janus Capital acting on behalf of and in consultation with Perkins) determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage, research, and other services provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital or Perkins, as applicable. Research may include furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities, and the availability of securities or purchasers or sellers of securities; furnishing seminars, information, analyses, and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends, and portfolio strategy; access to research analysts, corporate management personnel, industry experts, economists, and government officials; and other research products and services that assist Janus Capital or Perkins, as applicable, in carrying out their responsibilities. Research received from brokers or dealers is supplemental to Janus Capital's and Perkins' own research efforts. Because Janus Capital and Perkins receive a benefit from research they receive from broker-dealers, Janus Capital and Perkins may have an incentive to continue to use those broker-dealers to effect transactions. Janus Capital and Perkins do not consider a broker-dealer's sale of Fund shares when choosing a broker-dealer to effect transactions.

   For the fiscal year ended October 31, 2005, the total brokerage commissions paid by the Funds to brokers and dealers in transactions identified for execution primarily on the basis of research and other services provided to the Funds are summarized below.


Fund Name                                                     Commissions     Transactions
-------------------------------------------------------------------------------------------
GROWTH
  Janus Fund                                                  $1,555,900     $1,443,632,343
  Janus Enterprise Fund                                       $   36,444     $   23,985,732
  Janus Mercury Fund                                          $  328,850     $  226,519,262
  Janus Olympus Fund                                          $  212,458     $  143,628,979
  Janus Orion Fund                                            $    7,000     $    3,801,381
  Janus Twenty Fund                                           $  276,478     $  403,457,239
  Janus Venture Fund                                          $   13,568     $    4,566,906
SPECIALTY GROWTH
  Janus Global Life Sciences Fund                             $   90,650     $   88,072,680
  Janus Global Technology Fund                                $   19,393     $    8,645,426
CORE
  Janus Balanced Fund                                         $  135,630     $  117,287,301
  Janus Contrarian Fund                                       $  100,629     $   76,684,650
  Janus Core Equity Fund                                      $    5,510     $    3,581,674
  Janus Growth and Income Fund                                $  321,952     $  285,263,435
VALUE
  Janus Mid Cap Value Fund                                    $  593,145     $  329,063,087
  Janus Small Cap Value Fund                                  $  461,713     $  165,209,931
INTERNATIONAL & GLOBAL
  Janus Global Opportunities Fund                             $      162     $      146,814
  Janus Overseas Fund                                         $   16,269     $   18,579,549
  Janus Worldwide Fund                                        $  256,803     $  227,127,412

Note: Funds that are not included in the table did not pay any commissions related to research for the stated period.

   Janus Capital and Perkins do not guarantee any broker the placement of a pre-determined amount of securities transactions in return for the research or brokerage services it provides. Janus Capital and Perkins do, however, have internal procedures for allocating transactions in a manner consistent with their execution policies to brokers that they have identified as providing research, research-related products or services, or execution-related services of a particular benefit to their clients. Brokerage and research products and services furnished by brokers may be used in servicing any or all of the clients of Janus Capital or Perkins and such research may not necessarily be used by Janus Capital or Perkins in connection with the accounts which paid commissions to the broker providing such brokerage and research products and services. Similarly, research and brokerage services earned from equity trades may be used for fixed-income or other clients that normally do not pay brokerage commissions. Perkins may make its own separate arrangements with and maintain internal allocation procedures for allocating transactions to brokers who provide research products and services to encourage them to provide services expected to be useful to Perkins' clients, including Janus Mid Cap Value Fund and Janus Small Cap Value Fund.

   Janus Capital and Perkins may also use step-out transactions in order to receive research products and related services. In a step-out transaction, Janus Capital or Perkins directs trades to a broker-dealer with the instruction that the broker-dealer execute the transaction, but "step-out" all or a portion of the transaction or commission in favor of another broker-dealer that provides such products and/or services. The second broker-dealer may clear and settle and receive commissions for the stepped-out portion. In a new issue designation, Janus Capital or Perkins directs purchase orders to a broker-dealer that is a selling group member or underwriter of an equity or fixed-income new issue offering. Janus Capital or Perkins directs that broker-dealer to designate a portion of the broker-dealer's commission on the new issue purchase to a second broker-dealer(s) that provides such products and/or services. Given Janus Capital's and Perkins' receipt of such products and services in connection with step-out transactions and new issue designations, Janus Capital and Perkins have an incentive to continue to engage in such transactions; however, Janus Capital and Perkins only intend to utilize step-out transactions and new issue designations when they believe that doing so would help achieve best execution.

   INTECH has a policy of seeking to obtain best execution (obtaining the most favorable price and efficient execution). INTECH seeks to effect each transaction at a price and commission, if any, that provides the most favorable total cost or proceeds reasonably attainable in the circumstances. INTECH may, however, pay a higher commission than would otherwise be necessary for a particular transaction when, in INTECH's opinion, to do so will further the goal of obtaining the best available execution. Commissions are negotiated with the broker on the basis of the quality and quantity of execution services that the broker provides, in light of generally prevailing commission rates with respect to any securities transactions involving a commission payment. Periodically, reviews are conducted of the allocation among brokers of orders for equity securities and the commissions that were paid.

   INTECH does not consider research services in selecting brokers. For INTECH Risk-Managed Stock Fund, regular daily trades are generated by INTECH using proprietary trade system software. Before submission for execution, trades are reviewed by the trader for errors or discrepancies. Trades are submitted to designated brokers at one time during the day, to the extent possible, pre-allocated to individual clients. In the event that an order is not completely filled, executed shares are allocated to client accounts in proportion to the order.

   When the Funds purchase or sell a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where in the opinion of Janus Capital or the subadviser better prices and executions will be achieved through the use of a broker.

   The following table lists the total amount of brokerage commissions paid by each Fund for the fiscal years or periods ending on October 31st of each year shown.

Fund Name                                            2005           2004            2003
---------------------------------------------------------------------------------------------
GROWTH
  Janus Fund                                      $19,080,866    $10,899,367    $11,107,484
  Janus Enterprise Fund                           $ 1,054,497    $ 1,349,388    $ 1,713,305
  Janus Mercury Fund                              $ 4,024,464    $ 6,141,944    $ 8,890,662
  Janus Olympus Fund                              $ 5,277,667    $ 5,165,131    $ 4,666,433
  Janus Orion Fund                                $ 1,028,489    $   982,716    $   976,633
  Janus Triton Fund                               $    50,283(1) $       --     $       --
  Janus Twenty Fund                               $ 5,483,852    $ 3,518,479    $ 8,737,644
  Janus Venture Fund                              $ 2,243,832    $ 2,460,168    $ 2,691,820
SPECIALTY GROWTH
  Janus Global Life Sciences Fund                 $ 1,846,934    $ 2,414,542    $ 4,491,853
  Janus Global Technology Fund                    $ 1,487,767    $ 1,616,996    $ 2,166,710
CORE
  Janus Balanced Fund                             $ 1,432,847    $ 2,913,667    $ 4,042,300
  Janus Contrarian Fund                           $ 2,902,293    $ 3,242,196    $ 3,836,124
  Janus Core Equity Fund                          $   887,329    $   890,152    $ 1,324,629
  Janus Growth and Income Fund                    $ 4,005,977    $ 6,087,632    $ 6,078,554
  Janus Research Fund                             $    66,080(1) $       --     $       --
RISK-MANAGED
  INTECH Risk-Managed Stock Fund(2)               $   274,228    $   125,130    $    57,905(3)
VALUE
  Janus Mid Cap Value Fund                        $ 9,052,306    $ 8,517,971    $ 3,484,851
  Janus Small Cap Value Fund                      $ 4,553,152    $ 6,808,976    $ 5,517,841
INTERNATIONAL & GLOBAL
  Janus Global Opportunities Fund                 $   239,905    $   205,663    $   200,420
  Janus Overseas Fund                             $ 4,969,340    $ 5,768,783    $12,190,106
  Janus Worldwide Fund                            $ 7,943,862    $37,095,464    $41,907,461
BOND
  Janus Flexible Bond Fund                        $     5,738    $     4,166    $     9,408
  Janus High-Yield Fund                           $     7,836    $    42,935    $    14,578
  Janus Short-Term Bond Fund                      $       --     $       --     $       --
  Janus Federal Tax-Exempt Fund                   $       --     $       --     $     2,504

(1) February 25, 2005 (inception) to October 31, 2005.
(2) Formerly named Janus Risk-Managed Stock Fund.
(3) February 28, 2003 (inception) to October 31, 2003.

   Brokerage commissions paid by a Fund may vary significantly from year to year because of portfolio turnover rates, shareholder purchase/redemption activity, varying market conditions, changes to investment strategies or processes, and other factors.

   Included in such brokerage commissions are the following amounts paid to DST Securities, Inc. ("DSTS"), a wholly-owned broker-dealer subsidiary of DST. DST was an affiliate of JCGI prior to June 16, 2004. The following amounts served to reduce each Fund's out-of-pocket expenses through the use of credits against the charges of DST and its affiliates. Information is not shown for the fiscal year ended October 31, 2005 because DST was not considered an "affiliate" of the Funds during this period.

                                         Commission Paid                       Commission Paid
                                         through DSTS for      Reduction       through DSTS for      Reduction
                                         the Period Ended          of          the Period Ended          of
Fund Name                                October 31, 2004     Expenses(1)      October 31, 2003     Expenses(1)
----------------------------------------------------------------------------------------------------------------
GROWTH
  Janus Fund                                 $    --            $    --            $ 56,202           $ 42,162
  Janus Enterprise Fund                      $    --            $    --            $  3,844           $  2,884
  Janus Mercury Fund                         $ 22,505           $ 16,883           $145,246           $108,962
  Janus Olympus Fund                         $  9,169           $  6,878           $ 18,453           $ 13,843
  Janus Orion Fund                           $    --            $    --            $  6,000           $  4,501
  Janus Twenty Fund                          $    --            $    --            $ 19,206           $ 14,408
SPECIALTY GROWTH
  Janus Global Life Sciences Fund            $    --            $    --            $ 40,200           $ 30,158
  Janus Global Technology Fund               $  6,266           $  4,701           $  4,215           $  3,162
CORE
  Janus Balanced Fund                        $  6,000           $  4,501           $ 64,655           $ 48,503
  Janus Contrarian Fund                      $  5,800           $  4,351           $ 26,526           $ 19,899
  Janus Core Equity Fund                     $    --            $    --            $ 13,394           $ 10,048
  Janus Growth and Income Fund               $ 12,000           $  9,002           $108,981           $ 81,756
INTERNATIONAL & GLOBAL
  Janus Global Opportunities Fund            $    --            $    --            $    464           $    348
  Janus Overseas Fund                        $    --            $    --            $ 13,600           $ 10,203
  Janus Worldwide Fund                       $ 33,215           $ 24,917           $143,086           $107,341

(1) The difference between commissions paid through DSTS and expenses reduced constitute commissions paid to an unaffiliated clearing broker.
Note: Funds that did not execute trades with DSTS during the periods indicated are not included in the table.

   As of October 31, 2005, certain Funds owned securities of their regular broker-dealers (or parents), as shown below.

                                             Name of                      Value of
Fund Name                                 Broker-Dealer               Securities Owned
----------------------------------------------------------------------------------------
GROWTH
  Janus Fund                      Citigroup Global Markets, Inc.        $108,200,000
                                  Merrill Lynch & Company, Inc.           77,973,827
                                  Morgan Stanley Co.                      39,079,438
                                  UBS A.G.                                51,155,270
  Janus Enterprise Fund           Bear Stearns & Company, Inc.          $ 24,100,000
  Janus Mercury Fund              Citigroup, Inc.                       $ 33,419,308
                                  Goldman Sachs Group, Inc.               50,581,488
                                  JP Morgan Chase & Co.                  146,445,027
  Janus Olympus Fund              Citigroup, Inc.                       $ 27,885,971
                                  UBS A.G.                                19,214,963
  Janus Orion Fund                Bear Stearns & Company, Inc.          $  6,300,000
  Janus Triton Fund               Bear Stearns & Company, Inc.          $  3,600,000
  Janus Twenty Fund               Goldman Sachs Group, Inc.             $209,191,003
                                  Citigroup Global Markets, Inc.          41,100,000
SPECIALTY GROWTH
  Janus Global Life Sciences
    Fund                          Bear Stearns & Company, Inc.          $  4,400,000
  Janus Global Technology Fund    Bear Stearns & Company, Inc.            13,400,000
CORE
  Janus Balanced Fund             Bank of America Corp.                 $ 18,553,415
                                  Citigroup, Inc.                          3,423,978
                                  Citigroup, Inc.                         10,322,685
                                  Credit Suisse First Boston
                                   USA, Inc.                               9,100,059
                                  JP Morgan Chase & Co.                   53,409,538
                                  JP Morgan Chase & Co.                    7,314,865
                                  Merrill Lynch & Company, Inc.           76,182,147
  Janus Contrarian Fund           Bear Stearns & Company, Inc.          $  6,800,000
                                  JP Morgan Chase & Co.                   69,343,632
  Janus Core Equity Fund          Bear Stearns & Company, Inc.          $ 23,400,000
                                  Citigroup, Inc.                         18,234,403
                                  JP Morgan Chase & Co.                   20,282,903
                                  Merrill Lynch & Company, Inc.           25,861,040
  Janus Growth and Income Fund    Citigroup, Inc.                       $150,158,858
                                  Goldman Sachs Group, Inc.              127,175,544
                                  JP Morgan Chase & Co.                  107,708,575
                                  Lehman Brothers Holdings, Inc.          46,345,370
                                  Merrill Lynch & Company, Inc.           73,252,260
                                  Morgan Stanley Co.                      70,075,183

                                             Name of                      Value of
Fund Name                                 Broker-Dealer               Securities Owned
----------------------------------------------------------------------------------------
  Janus Research Fund             Bear Stearns & Company, Inc.          $    700,000
                                  Citigroup, Inc.                            653,281
                                  JP Morgan Chase & Co.                      671,793
                                  Merrill Lynch & Company, Inc.              645,458
                                  UBS A.G.                                   657,841
RISK-MANAGED
  INTECH Risk-Managed Stock
    Fund(1)                       Bank of America Corp.                 $  3,797,770
                                  Bear Stearns & Company, Inc.            14,800,000
                                  Bear Stearns Companies, Inc.               190,440
                                  Citigroup, Inc.                          2,485,854
                                  Goldman Sachs Group, Inc.                2,325,208
                                  Lehman Brothers Holdings, Inc.           2,584,872
                                  Merrill Lynch & Company, Inc.              420,810
                                  Morgan Stanley Co.                         516,895
VALUE
  Janus Small Cap Value Fund      Bear Stearns & Company, Inc.          $ 55,000,000
INTERNATIONAL & GLOBAL
  Janus Global Opportunities
    Fund                          Bear Stearns & Company, Inc.          $  1,900,000
                                  JP Morgan Chase & Co.                    9,249,113
  Janus Worldwide Fund            Citigroup, Inc.                       $ 76,421,012
                                  JP Morgan Chase & Co.                  223,396,208
                                  UBS A.G.                                69,792,779
BOND
  Janus Flexible Bond Fund        Bear Stearns & Company, Inc.          $ 12,900,000
                                  Goldman Sachs Group, Inc.                1,853,125
  Janus High-Yield Fund           Bear Stearns & Company, Inc.          $ 28,900,000
  Janus Short-Term Bond Fund      Citigroup, Inc.                       $  4,495,824
                                  Lehman Brothers Holdings, Inc.           1,317,017
                                  Morgan Stanley Co.                       2,156,010

(1) Formerly named Janus Risk-Managed Stock Fund.

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

   The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

   Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Funds' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Aspen Series and Janus Adviser Series. As of the date of this SAI, collectively, the three registered investment companies consist of 69 series or funds.

   In April 2003, the Trustees established an Advisory Board to provide the Trustees with advice regarding certain Janus funds that, in connection with the reorganization of the Berger family of funds into the Janus funds, received assets from the Berger funds. The Advisory Board was designated by a majority vote of the Trustees and served a two-year term, which ended March 2005.

   The Trust's officers are elected annually by the Trustees for a one-year term. Each portfolio manager also manages other Janus Capital accounts. Certain officers also serve as officers of Janus Aspen Series and Janus Adviser Series.

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF
                                                                                        PORTFOLIOS/
                                                                                        FUNDS IN FUND
 NAME, AGE AS OF                                                                        COMPLEX          OTHER
 DECEMBER 31, 2005,   POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 AND ADDRESS          WITH FUNDS       SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES*
------------------------------------------------------------------------------------------------------------------------
 Dennis B. Mullen     Chairman         3/04-Present     Chief Executive Officer of Red  69**             Chairman of the
 151 Detroit Street                                     Robin Gourmet Burgers, Inc.                      Board (since
 Denver, CO 80206     Trustee          2/71-Present     (since 2005). Formerly,                          2005) and
 Age 62                                                 private investor.                                Director of Red
                                                                                                         Robin Gourmet
                                                                                                         Burgers, Inc.;
                                                                                                         and Director of
                                                                                                         Janus World
                                                                                                         Funds Plc
                                                                                                         (Dublin-based,
                                                                                                         non-U.S.
                                                                                                         funds).
------------------------------------------------------------------------------------------------------------------------
 Jerome S. Contro     Trustee          11/05-Present    Partner of Tango Group, a       69               Trustee and
 151 Detroit Street                                     private investment firm (since                   Chairman of RS
 Denver, CO 80206                                       1999).                                           Investment
 Age 49                                                                                                  Trust (since
                                                                                                         2001); Director
                                                                                                         of IZZE
                                                                                                         Beverages and
                                                                                                         MyFamily.com,
                                                                                                         Inc.
                                                                                                         (genealogical
                                                                                                         research
                                                                                                         website).
------------------------------------------------------------------------------------------------------------------------
 William F. McCalpin  Trustee          6/02-Present     Executive Vice President and    69               Trustee of
 151 Detroit Street                                     Chief Operating Officer of The                   Asian Cultural
 Denver, CO 80206                                       Rockefeller Brothers Fund (a                     Council.
 Age 48                                                 private family foundation);
                                                        and Vice President of Asian
                                                        Cultural Council.
------------------------------------------------------------------------------------------------------------------------

 * All current Trustees of the Trust (Messrs. Mullen, McCalpin, McCarter, Rothe, Stewart, Waldinger, and Bailey) were elected as Trustees of the Trust at a Special Meeting of Shareholders on November 22, 2005. In addition, at this Special Meeting, shareholders elected two new Trustees, Mr. Contro and Ms. Wolf.
** Mr. Mullen also serves as director of Janus World Funds Plc ("JWF"), consisting of 21 funds. Including JWF and the 69 funds comprising the Janus Funds, Mr. Mullen oversees 90 funds.

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF
                                                                                        PORTFOLIOS/
                                                                                        FUNDS IN FUND
 NAME, AGE AS OF                                                                        COMPLEX          OTHER
 DECEMBER 31, 2005,   POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 AND ADDRESS          WITH FUNDS       SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES* (CONT'D.)
------------------------------------------------------------------------------------------------------------------------
 John W. McCarter,    Trustee          6/02-Present     President and Chief Executive   69               Chairman of the
 Jr.                                                    Officer of The Field Museum of                   Board and
 151 Detroit Street                                     Natural History (Chicago, IL).                   Director of
 Denver, CO 80206                                                                                        Divergence Inc.
 Age 67                                                                                                  (biotechnology
                                                                                                         firm); Director
                                                                                                         of W.W.
                                                                                                         Grainger, Inc.
                                                                                                         (industrial
                                                                                                         distributor);
                                                                                                         and Trustee of
                                                                                                         Harris Insight
                                                                                                         Funds Trust (19
                                                                                                         portfolios),
                                                                                                         WTTW (Chicago
                                                                                                         public
                                                                                                         television
                                                                                                         station) and
                                                                                                         the University
                                                                                                         of Chicago.
------------------------------------------------------------------------------------------------------------------------
 James T. Rothe       Trustee          1/97-Present     Co-founder and Managing         69               Director of Red
 151 Detroit Street                                     Director of Roaring Fork                         Robin Gourmet
 Denver, CO 80206                                       Capital Management, LLC                          Burgers, Inc.
 Age 62                                                 (private investment in public
                                                        equity firm); and Professor
                                                        Emeritus of Business of the
                                                        University of Colorado,
                                                        Colorado Springs, CO (since
                                                        2004). Formerly, Professor of
                                                        Business of the University of
                                                        Colorado (2002-2004); and
                                                        Distinguished Visiting
                                                        Professor of Business (2001-
                                                        2002) of Thunderbird (American
                                                        Graduate School of
                                                        International Management),
                                                        Glendale, AZ.
------------------------------------------------------------------------------------------------------------------------
 William D. Stewart   Trustee          6/84-Present     Corporate Vice President and    69               N/A
 151 Detroit Street                                     General Manager of MKS
 Denver, CO 80206                                       Instruments - HPS Products,
 Age 61                                                 Boulder, CO (a manufacturer of
                                                        vacuum fittings and valves).
------------------------------------------------------------------------------------------------------------------------

* All current Trustees of the Trust (Messrs. Mullen, McCalpin, McCarter, Rothe, Stewart, Waldinger, and Bailey) were elected as Trustees of the Trust at a Special Meeting of Shareholders on November 22, 2005. In addition, at this Special Meeting, shareholders elected two new Trustees, Mr. Contro and Ms. Wolf.

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF
                                                                                        PORTFOLIOS/
                                                                                        FUNDS IN FUND
 NAME, AGE AS OF                                                                        COMPLEX          OTHER
 DECEMBER 31, 2005,   POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 AND ADDRESS          WITH FUNDS       SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES* (CONT'D.)
------------------------------------------------------------------------------------------------------------------------
 Martin H. Waldinger  Trustee          8/69-Present     Private Investor and            69               N/A
 151 Detroit Street                                     Consultant to California
 Denver, CO 80206                                       Planned Unit Developments.
 Age 67                                                 Formerly, CEO and President of
                                                        Marwal, Inc. (homeowner
                                                        association management
                                                        company).
------------------------------------------------------------------------------------------------------------------------
 Linda S. Wolf        Trustee          11/05-Present    Retired. Formerly, Chairman     69               Director of
 151 Detroit Street                                     and Chief Executive Officer of                   Wal-Mart, The
 Denver, CO 80206                                       Leo Burnett (Worldwide)                          Field Museum of
 Age 58                                                 (advertising agency) (2001-                      Natural History
                                                        2005); and President of Leo                      (Chicago, IL),
                                                        Burnett (USA) (advertising                       Children's
                                                        agency) (1996-2000).                             Memorial
                                                                                                         Hospital
                                                                                                         (Chicago, IL),
                                                                                                         Chicago Council
                                                                                                         on Foreign
                                                                                                         Relations, and
                                                                                                         Economic Club
                                                                                                         of Chicago.
------------------------------------------------------------------------------------------------------------------------
 INTERESTED TRUSTEE*
------------------------------------------------------------------------------------------------------------------------
 Thomas H. Bailey**   Trustee          6/69-Present     Retired. Formerly, President    69               N/A
 151 Detroit Street                                     (1978-2002) and Chief
 Denver, CO 80206                                       Executive Officer (1994- 2002)
 Age 68                                                 of Janus Capital or Janus
                                                        Capital Corporation; Chairman
                                                        and Director (1978-2002) of
                                                        Janus Capital Corporation;
                                                        President and Director
                                                        (1994-2002) of The Janus
                                                        Foundation; and Director
                                                        (1997-2001) of Janus
                                                        Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------

 * All current Trustees of the Trust (Messrs. Mullen, McCalpin, McCarter, Rothe, Stewart, Waldinger, and Bailey) were elected as Trustees of the Trust at a Special Meeting of Shareholders on November 22, 2005. In addition, at this Special Meeting, shareholders elected two new Trustees, Mr. Contro and Ms. Wolf.
** The Funds are treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital and ownership of shares of Janus Capital's parent company.

----------------------------------------------------------------------------------------------------------------
                                                    OFFICERS
----------------------------------------------------------------------------------------------------------------
                                                      TERM OF
 NAME, AGE AS OF                                      OFFICE* AND
 DECEMBER 31, 2005,         POSITIONS HELD WITH       LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE PAST FIVE
 AND ADDRESS                FUNDS                     TIME SERVED    YEARS
----------------------------------------------------------------------------------------------------------------
 William Bales              Executive Vice President  2/97-Present   Vice President of Janus Capital and
 151 Detroit Street         and Portfolio Manager                    Portfolio Manager for other Janus accounts.
 Denver, CO 80206           Janus Venture Fund
 Age 37
----------------------------------------------------------------------------------------------------------------
 Jonathan D. Coleman        Executive Vice President  2/02-Present   Vice President of Janus Capital and
 151 Detroit Street         and Portfolio Manager                    Portfolio Manager for other Janus accounts.
 Denver, CO 80206           Janus Enterprise Fund                    Formerly, Analyst (1994-1997 and 2000-2002)
 Age 34                                                              for Janus Capital Corporation.
----------------------------------------------------------------------------------------------------------------
 David J. Corkins           Executive Vice President  2/06-Present   Vice President of Janus Capital and
 151 Detroit Street         and Portfolio Manager                    Portfolio Manager for other Janus accounts.
 Denver, CO 80206           Janus Fund                               Formerly, Portfolio Manager (2003-2006) for
 Age 39                                                              Janus Mercury Fund, and Portfolio Manager
                                                                     (1997-2003) for Janus Growth and Income
                                                                     Fund.
----------------------------------------------------------------------------------------------------------------
 David C. Decker            Executive Vice President  9/96-Present   Vice President of Janus Capital and
 151 Detroit Street         and Portfolio Manager                    Portfolio Manager for other Janus accounts.
 Denver, CO 80206           Janus Contrarian Fund
 Age 39
----------------------------------------------------------------------------------------------------------------
 James P. Goff              Executive Vice President  2/06-Present   Vice President and Director of Research of
 151 Detroit Street         Janus Mercury Fund        2/05-Present   Janus Capital. Formerly, Portfolio Manager
 Denver, CO 80206           Janus Research Fund                      (1992-2002) for Janus Enterprise Fund.
 Age 41
----------------------------------------------------------------------------------------------------------------
 Gregory R. Kolb            Executive Vice President  5/05-Present   Vice President of Janus Capital and
 151 Detroit Street         and Co-Portfolio Manager                 Assistant Portfolio Manager for other Janus
 Denver, CO 80206           Janus Global                             accounts. Formerly, Analyst (2001-2005) for
 Age 29                     Opportunities Fund                       Janus Capital Corporation.
----------------------------------------------------------------------------------------------------------------
 Brent A. Lynn              Executive Vice President  1/01-Present   Vice President of Janus Capital and
 151 Detroit Street         and Portfolio Manager                    Portfolio Manager for other Janus accounts.
 Denver, CO 80206           Janus Overseas Fund                      Formerly, Analyst (1991-2001) for Janus
 Age 41                                                              Capital Corporation.
----------------------------------------------------------------------------------------------------------------
 Thomas R. Malley           Executive Vice President  11/98-Present  Vice President of Janus Capital and
 151 Detroit Street         and Portfolio Manager                    Portfolio Manager for other Janus accounts.
 Denver, CO 80206           Janus Global Life
 Age 37                     Sciences Fund
----------------------------------------------------------------------------------------------------------------
 Douglas E. Nelson          Executive Vice President  2/05-Present   Vice President of Janus Capital. Formerly,
 151 Detroit Street         and Portfolio Manager                    Vice President of Public Finance
 Denver, CO 80206           Janus Federal Tax-Exempt                 (2003-2005) for George K. Baum & Co.; and
 Age 46                     Fund                                     Credit Analyst and Assistant Vice President
                                                                     (1996-2003) for Delaware Management.
----------------------------------------------------------------------------------------------------------------
 Marc Pinto                 Executive Vice President  5/05-Present   Vice President of Janus Capital and
 151 Detroit Street         and Co-Portfolio Manager                 Portfolio Manager for other Janus accounts.
 Denver, CO 80206           Janus Balanced Fund
 Age 44
----------------------------------------------------------------------------------------------------------------

* Officers are elected annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

--------------------------------------------------------------------------------------------------------------
                                                   OFFICERS
--------------------------------------------------------------------------------------------------------------
                                                       TERM OF
 NAME, AGE AS OF                                       OFFICE* AND
 DECEMBER 31, 2005,                                    LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE PAST
 AND ADDRESS                POSITIONS HELD WITH FUNDS  TIME SERVED    FIVE YEARS
--------------------------------------------------------------------------------------------------------------
 Blaine P. Rollins          Executive Vice President   2/06-Present   Vice President of Janus Capital and
 151 Detroit Street         and Portfolio Manager                     Portfolio Manager for other Janus
 Denver, CO 80206           Janus Triton Fund                         accounts. Formerly, Portfolio Manager
 Age 38                                                               (2000-2006) for Janus Fund.
--------------------------------------------------------------------------------------------------------------
 Ron Sachs                  Executive Vice President   4/00-Present   Vice President of Janus Capital and
 151 Detroit Street         and Portfolio Manager                     Portfolio Manager for other Janus
 Denver, CO 80206           Janus Orion Fund                          accounts. Formerly, Portfolio Manager
 Age 38                                                               (2005-2006) for Janus Triton Fund.
--------------------------------------------------------------------------------------------------------------
 Scott W. Schoelzel         Executive Vice President   8/97-Present   Vice President of Janus Capital and
 151 Detroit Street         and Portfolio Manager                     Portfolio Manager for other Janus
 Denver, CO 80206           Janus Twenty Fund                         accounts.
 Age 47
--------------------------------------------------------------------------------------------------------------
 Gibson Smith               Executive Vice President   7/03-Present   Vice President of Janus Capital and
 151 Detroit Street         and Portfolio Manager                     Portfolio Manager for other Janus
 Denver, CO 80206           Janus High-Yield Fund and                 accounts. Formerly, Analyst (2001-2003)
 Age 37                     Janus Short-Term Bond                     for Janus Capital Corporation; and
                            Fund                                      worked in the fixed-income division
                                                                      (1991-2001) for Morgan Stanley.
                            Executive Vice President   5/05-Present
                            and Co-Portfolio Manager
                            Janus Balanced Fund
--------------------------------------------------------------------------------------------------------------
 Minyoung Sohn              Executive Vice President   5/05-Present   Vice President of Janus Capital and
 151 Detroit Street         and Portfolio Manager                     Portfolio Manager for other Janus
 Denver, CO 80206           Janus Core Equity Fund                    accounts. Formerly, Analyst (1998-2003)
 Age 30                                                               for Janus Capital Corporation.
                            Executive Vice President   1/04-Present
                            and Portfolio Manager
                            Janus Growth and Income
                            Fund
--------------------------------------------------------------------------------------------------------------
 Ronald V. Speaker          Executive Vice President   7/92-Present   Vice President of Janus Capital and
 151 Detroit Street         and Portfolio Manager                     Portfolio Manager for other Janus
 Denver, CO 80206           Janus Flexible Bond Fund                  accounts.
 Age 41
--------------------------------------------------------------------------------------------------------------
 Jason P. Yee               Executive Vice President   7/04-Present   Vice President of Janus Capital and
 151 Detroit Street         and Portfolio Manager                     Portfolio Manager for other Janus
 Denver, CO 80206           Janus Worldwide Fund                      accounts. Formerly, Analyst (2000-2001)
 Age 36                                                               for Janus Capital Corporation.
                            Executive Vice President   3/01-Present
                            and Co-Portfolio Manager
                            Janus Global
                            Opportunities Fund
--------------------------------------------------------------------------------------------------------------
 Claire Young               Executive Vice President   8/97-Present   Vice President of Janus Capital and
 151 Detroit Street         and Portfolio Manager                     Portfolio Manager for other Janus
 Denver, CO 80206           Janus Olympus Fund                        accounts.
 Age 40
--------------------------------------------------------------------------------------------------------------

* Officers are elected annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

-------------------------------------------------------------------------------------------------------------
                                                  OFFICERS
-------------------------------------------------------------------------------------------------------------
                                                   TERM OF
 NAME, AGE AS OF                                   OFFICE* AND
 DECEMBER 31, 2005,                                LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE PAST FIVE
 AND ADDRESS            POSITIONS HELD WITH FUNDS  TIME SERVED    YEARS
-------------------------------------------------------------------------------------------------------------
 Stephanie              Chief Legal Counsel and    1/06-Present   Associate Counsel of Janus Capital.
 Grauerholz-Lofton      Secretary                                 Formerly, Associate of Vedder, Price,
 151 Detroit Street                                               Kaufman & Kammholz, P.C. (1999-2003).
 Denver, CO 80206
 Age 35
-------------------------------------------------------------------------------------------------------------
 Kelley Abbott Howes    President and Chief        1/06-Present   Senior Vice President and General Counsel
 151 Detroit Street     Executive Officer                         of Janus Capital and Janus Services LLC;
 Denver, CO 80206                                                 and Senior Vice President and Assistant
 Age 40                                                           General Counsel of Janus Distributors LLC.
                                                                  Formerly, Vice President (1999-2005) of
                                                                  Janus Distributors LLC; Vice President
                                                                  (2000-2004) and Assistant General Counsel
                                                                  (2002-2004) of Janus Services LLC; and Vice
                                                                  President and Assistant General Counsel
                                                                  (1999-2004) of Janus Capital.
-------------------------------------------------------------------------------------------------------------
 David R. Kowalski      Vice President and Chief   6/02-Present   Senior Vice President and Chief Compliance
 151 Detroit Street     Compliance Officer                        Officer of Janus Capital, Janus
 Denver, CO 80206                                                 Distributors LLC, and Janus Services LLC;
 Age 48                                                           Chief Compliance Officer of Bay Isle
                                                                  Financial LLC; and Vice President of
                                                                  Enhanced Investment Technologies, LLC.
                                                                  Formerly, Chief Compliance Officer of
                                                                  Enhanced Investment Technologies, LLC
                                                                  (2003-2005); Vice President of Janus
                                                                  Capital (2000-2005), Janus Distributors LLC
                                                                  (2000-2001), and Janus Services LLC
                                                                  (2004-2005); and Assistant Vice President
                                                                  of Janus Services LLC (2000-2004).
-------------------------------------------------------------------------------------------------------------
 Jesper Nergaard        Chief Financial Officer    3/05-Present   Vice President of Janus Capital. Formerly,
 151 Detroit Street                                               Director of Financial Reporting for
 Denver, CO 80206       Vice President,            2/05-Present   OppenheimerFunds, Inc. (2004-2005); Site
 Age 43                 Treasurer, and Principal                  Manager and First Vice President of Mellon
                        Accounting Officer                        Global Securities Services (2003); and
                                                                  Director of Fund Accounting, Project
                                                                  Development, and Training of INVESCO Funds
                                                                  Group (1994-2003).
-------------------------------------------------------------------------------------------------------------

 * Officers are elected annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

   The Trustees are responsible for major decisions relating to the establishment or change of each Fund's objective(s), policies, and techniques. The Trustees also supervise the operation of the Funds by their officers and review the investment decisions of the officers, although the Trustees do not actively participate on a regular basis in making such decisions. The Board of Trustees has seven standing committees that each perform specialized functions: an Audit Committee, Brokerage Committee, Investment Oversight Committee, Legal and Regulatory Committee, Money Market Committee, Nominating and Governance Committee, and Pricing Committee. Each committee is comprised entirely of Independent Trustees. Information about each committee's functions is provided in the following table.

--------------------------------------------------------------------------------------------
                                                                              NUMBER OF
                                                                              MEETINGS HELD
                                                      MEMBERS                 DURING LAST
              FUNCTIONS                               (INDEPENDENT TRUSTEES)  FISCAL YEAR
--------------------------------------------------------------------------------------------
 AUDIT        Reviews the financial reporting         John W. McCarter, Jr.   4
 COMMITTEE    process, the system of internal         (Chairman)
              controls over financial reporting,      Dennis B. Mullen
              disclosure controls and procedures,     William D. Stewart
              Form N-CSR filings, and the audit
              process. The Committee's review of the
              audit process includes, among other
              things, the appointment, compensation,
              and oversight of the auditors and
              pre-approval of all audit and nonaudit
              services.
--------------------------------------------------------------------------------------------
 BROKERAGE    Reviews and makes recommendations       James T. Rothe          5
 COMMITTEE    regarding matters related to the        (Chairman)
              Trust's use of brokerage commissions    William F. McCalpin
              and placement of portfolio              Dennis B. Mullen
              transactions.
--------------------------------------------------------------------------------------------
 INVESTMENT   Oversees the investment activities of   Dennis B. Mullen        6
 OVERSIGHT    the Trust's non-money market Funds.     (Chairman)
 COMMITTEE                                            Jerome S. Contro(1)
                                                      William F. McCalpin
                                                      John W. McCarter, Jr.
                                                      James T. Rothe
                                                      William D. Stewart
                                                      Martin H. Waldinger
                                                      Linda S. Wolf (1)
--------------------------------------------------------------------------------------------
 LEGAL AND    Oversees compliance with various        William F. McCalpin     4
 REGULATORY   procedures adopted by the Trust,        (Chairman)
 COMMITTEE    reviews registration statements on      William D. Stewart
              Form N-1A, oversees the implementation  Martin H. Waldinger and administration of the Trust's
              Proxy Voting Guidelines.
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                                                                              NUMBER OF
                                                                              MEETINGS HELD
                                                      MEMBERS                 DURING LAST
              FUNCTIONS                               (INDEPENDENT TRUSTEES)  FISCAL YEAR
--------------------------------------------------------------------------------------------
 MONEY        Reviews various matters related to the  Martin H. Waldinger     4
 MARKET       operations of the Janus Money Market    (Chairman)
 COMMITTEE    Funds, including compliance with their  William F. McCalpin
              Money Market Fund Procedures.           James T. Rothe
--------------------------------------------------------------------------------------------
 NOMINATING   Identifies and recommends individuals   Dennis B. Mullen        5
 AND          for election as Trustee, consults with  (Chairman)
 GOVERNANCE   Management in planning Trustee          John W. McCarter, Jr.
 COMMITTEE    meetings, and oversees the              William D. Stewart
              administration of, and ensures
              compliance with, the Trust's
              Governance Procedures and Guidelines.
--------------------------------------------------------------------------------------------
 PRICING      Determines a fair value of securities   William D. Stewart      15
 COMMITTEE    for which market quotations are not     (Chairman)
              readily available or are deemed not to  James T. Rothe
              be reliable, pursuant to procedures     Martin H. Waldinger
              adopted by the Trustees.
--------------------------------------------------------------------------------------------

(1) Mr. Contro and Ms. Wolf became members of the Investment Oversight Committee on November 22, 2005, when they were elected Trustees of the Trust.

   Under the Trust's Governance Procedures and Guidelines, the Trustees are expected to invest in one or more (but not necessarily all) funds of the Trust for which they serve as Trustees (which, effective January 1, 2006, shall include amounts held under a deferred fee agreement that are valued based on "shadow investments" in such funds), to the extent they are directly eligible to do so. Such investments, including the amount and which funds, are dictated by each Trustee's individual financial circumstances and investment goals. The table below gives the dollar range of shares of the Funds that the Trustees own and which are described in this SAI, as well as the aggregate dollar range of shares of all funds advised by Janus Capital and overseen by the Trustees (collectively, the "Janus Funds"), owned by each Trustee as of December 31, 2005.


-------------------------------------------------------------------------------------------------------
                                                                               AGGREGATE DOLLAR RANGE
                                                                               OF EQUITY SECURITIES IN
                                                                               ALL REGISTERED
                                                                               INVESTMENT COMPANIES
                                                                               OVERSEEN BY TRUSTEE IN
 NAME OF TRUSTEE          DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS       JANUS FUNDS
-------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------
 DENNIS B. MULLEN         Janus Enterprise Fund                 over $100,000  over $100,000
                          Janus Mercury Fund                    over $100,000
                          Janus Olympus Fund                    over $100,000
                          Janus Triton Fund                     over $100,000
                          Janus Global Life Sciences Fund       over $100,000
                          Janus Global Technology Fund          over $100,000
                          Janus Research Fund                   over $100,000
                          Janus Contrarian Fund                 over $100,000
                          Janus Global Opportunities Fund       over $100,000
                          Janus Overseas Fund              $50,001 - $100,000
-------------------------------------------------------------------------------------------------------
 JEROME S. CONTRO         Janus Core Equity Fund           $50,001 - $100,000  over $100,000
                          Janus Mid Cap Value Fund         $50,001 - $100,000
-------------------------------------------------------------------------------------------------------
 WILLIAM F. MCCALPIN      Janus Enterprise Fund             $10,001 - $50,000  over $100,000
                          Janus Global Life Sciences Fund        $1 - $10,000
                          Janus Global Technology Fund           $1 - $10,000
                          Janus Balanced Fund               $10,001 - $50,000
                          Janus Contrarian Fund             $10,001 - $50,000
                          Janus Research Fund                    $1 - $10,000
                          INTECH Risk-Managed Stock Fund    $10,001 - $50,000
                          Janus Worldwide Fund              $10,001 - $50,000
                          Janus Short-Term Bond Fund        $10,001 - $50,000
-------------------------------------------------------------------------------------------------------
 JOHN W. MCCARTER, JR.    Janus Enterprise Fund             $10,001 - $50,000  over $100,000
                          Janus Mercury Fund                $10,001 - $50,000
                          Janus Olympus Fund                $10,001 - $50,000
                          Janus Orion Fund                  $10,001 - $50,000
                          Janus Global Life Sciences Fund   $10,001 - $50,000
                          Janus Contrarian Fund             $10,001 - $50,000
                          Janus Core Equity Fund           $50,001 - $100,000
                          Janus Growth and Income Fund     $50,001 - $100,000
                          INTECH Risk-Managed Stock Fund    $10,001 - $50,000
                          Janus Overseas Fund               $10,001 - $50,000
-------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
                                                                               AGGREGATE DOLLAR RANGE
                                                                               OF EQUITY SECURITIES IN
                                                                               ALL REGISTERED
                                                                               INVESTMENT COMPANIES
                                                                               OVERSEEN BY TRUSTEE IN
 NAME OF TRUSTEE          DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS       JANUS FUNDS
-------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------
 JAMES T. ROTHE           Janus Enterprise Fund            $50,001 - $100,000  over $100,000
                          Janus Triton Fund                 $10,001 - $50,000
                          Janus Global Life Sciences Fund  $50,001 - $100,000
                          Janus Contrarian Fund            $50,001 - $100,000
                          Janus Research Fund              $50,001 - $100,000
                          INTECH Risk-Managed Stock Fund   $50,001 - $100,000
                          Janus Small Cap                   $10,001 - $50,000
                           Value - Investor Shares
-------------------------------------------------------------------------------------------------------
 WILLIAM D. STEWART       Janus Research Fund                   over $100,000  over $100,000
                          INTECH Risk-Managed Stock Fund        over $100,000
                          Janus Global Opportunities Fund       over $100,000
                          Janus Flexible Bond Fund               $1 - $10,000
-------------------------------------------------------------------------------------------------------
 MARTIN H. WALDINGER      Janus Core Equity Fund                over $100,000  over $100,000
                          INTECH Risk-Managed Stock Fund        over $100,000
-------------------------------------------------------------------------------------------------------
 LINDA S. WOLF            Janus Growth and Income Fund          over $100,000  over $100,000
                          Janus Overseas Fund                   over $100,000
-------------------------------------------------------------------------------------------------------
 INTERESTED TRUSTEE
-------------------------------------------------------------------------------------------------------
 THOMAS H. BAILEY         Janus Fund                            over $100,000  over $100,000
                          Janus Enterprise Fund                 over $100,000
                          Janus Mercury Fund                    over $100,000
                          Janus Olympus Fund                    over $100,000
                          Janus Orion Fund                      over $100,000
                          Janus Triton Fund                 $10,001 - $50,000
                          Janus Twenty Fund                $50,001 - $100,000
                          Janus Venture Fund               $50,001 - $100,000
                          Janus Global Life Sciences Fund       over $100,000
                          Janus Global Technology Fund          over $100,000
                          Janus Balanced Fund              $50,001 - $100,000
                          Janus Contrarian Fund                 over $100,000
                          Janus Core Equity Fund                over $100,000
                          Janus Research Fund               $10,001 - $50,000
                          Janus Growth and Income Fund          over $100,000
                          Janus Global Opportunities Fund       over $100,000
                          Janus Overseas Fund               $10,001 - $50,000
                          Janus Worldwide Fund                  over $100,000
                          Janus Flexible Bond Fund              over $100,000
                          Janus High-Yield Fund                 over $100,000
-------------------------------------------------------------------------------------------------------

   The Trust pays each Independent Trustee an annual retainer plus a fee for each regular in-person meeting of the Trustees attended, a fee for in-person meetings of committees attended if convened on a date other than that of a regularly scheduled meeting, and a fee for telephone meetings of the Trustees and committees. In addition, committee chairs and the Chairman of the Board of Trustees receive an additional supplemental retainer. Each current Independent Trustee also receives fees from other Janus funds for serving as Trustee of those funds. Janus Capital pays persons who are directors, officers, or employees of Janus Capital or any affiliate thereof, or any Trustee considered an "interested" Trustee for their services as Trustees or officers. The following table shows the aggregate compensation paid to each Independent Trustee by the Funds described in this SAI and all Janus Funds for the periods indicated. None of the Trustees receives any pension or retirement benefits from the Funds or the Janus Funds. Effective January 1, 2006, the Trustees established a deferred compensation plan under which the Trustees may elect to defer receipt of all, or a portion, of the compensation they earn for their services to the Funds, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by Janus Capital ("shadow investments"). Given that the deferred compensation plan was effective January 1, 2006 (after the periods indicated in the table below), any deferred amounts are not included in the table.

                                                  Aggregate Compensation       Total Compensation
                                                    from the Funds for      from the Janus Funds for
                                                    fiscal year ended          calendar year ended
Name of Person, Position                             October 31, 2005        December 31, 2005(1)(2)
-----------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
Dennis B. Mullen, Chairman and Trustee(3)                $240,000                   $441,130
Jerome S. Contro, Trustee(4)                             $      0                   $ 71,444
William F. McCalpin, Trustee                             $165,685                   $265,000
John W. McCarter, Jr., Trustee                           $171,191                   $267,167
James T. Rothe, Trustee                                  $165,685                   $303,500
William D. Stewart, Trustee                              $174,640                   $272,000
Martin H. Waldinger, Trustee                             $165,686                   $262,000
Linda S. Wolf, Trustee(4)                                $ 36,129                   $146,444

(1) For Mr. Mullen, includes compensation for service on the boards of five Janus trusts comprised of 92 portfolios (21 portfolios of which are for service on the board of Janus World Funds Plc, an offshore product). For Messrs. McCalpin, McCarter, Stewart, and Waldinger, includes compensation for service on the boards of three Janus trusts comprised of 69 portfolios. For Mr. Rothe, includes compensation for service on the boards of four Janus trusts comprised of 71 portfolios.
(2) Total compensation received from the Janus Funds includes the following additional compensation for preparation and participation in depositions related to excessive fee litigation: Dennis B. Mullen

    $36,000; William F. McCalpin $21,000; John W. McCarter, Jr. $27,000; James
    T. Rothe $27,000; William D. Stewart $27,000; and Martin H. Waldinger
    $18,000.
(3) Aggregate compensation received from the Funds includes additional compensation paid for service as Independent Chairman of the Board of Trustees. Total compensation received from the Janus Funds includes additional compensation paid for service as Independent Chairman of the boards of three Janus trusts, including the Trust, and compensation for service as a director of Janus World Funds Plc.
(4) At a Special Meeting of Shareholders on November 22, 2005, shareholders of the Trust elected two new Trustees, Jerome S. Contro and Linda S. Wolf. Prior to such election, Mr. Contro and Ms. Wolf were consultants to the Trustees and were paid by the Trust in this capacity. As of the fiscal year ended October 31, 2005, Ms. Wolf received aggregate compensation of $41,910 from the Trust for serving as a consultant to the Trustees. Mr. Contro did not receive any compensation from the Trust as of the fiscal year ended October 31, 2005.

   The following table shows the aggregate compensation paid to each member of the former Advisory Board by Janus Enterprise Fund, Janus Olympus Fund, Janus Venture Fund, Janus Global Technology Fund, Janus Balanced Fund, Janus Growth and Income Fund, Janus Mid Cap Value Fund, Janus Small Cap Value Fund, Janus Overseas Fund, and all Janus Funds for the periods indicated. None of the Advisory Board members received pension or retirement benefits from such Funds or the Janus Funds. The Advisory Board's two-year term ended March 2005.

                                                     Aggregate Compensation      Total Compensation
                                                       from the Funds for     from the Janus Funds for
                                                       fiscal year ended        calendar year ended
Name of Person, Position                                October 31, 2005         December 31, 2005
------------------------------------------------------------------------------------------------------
Katherine A. Cattanach, Advisory Board Chairperson          $ 9,943                  $ 5,000
Harry T. Lewis, Jr., Advisory Board Member                  $ 9,943                  $ 5,000
Michael Owen, Advisory Board Member                         $ 9,943                  $ 5,000
Albert C. Yates, Advisory Board Member                      $ 9,943                  $ 5,000

JANUS INVESTMENT PERSONNEL

   OTHER ACCOUNTS MANAGED

   The following table provides information relating to other accounts managed by the portfolio managers as of October 31, 2005. No accounts included in the totals listed below have a performance-based advisory fee.

                                                              Other Registered   Other Pooled
                                                                 Investment       Investment
                                                                 Companies         Vehicles     Other Accounts
--------------------------------------------------------------------------------------------------------------
William H. Bales            Number of Other Accounts Managed                2            None            None
                            Assets in Other Accounts Managed  $   101,353,781            None            None
Jonathan D. Coleman         Number of Other Accounts Managed                2               1               3
                            Assets in Other Accounts Managed  $   857,639,237    $ 37,281,746   $  11,424,389
David J. Corkins            Number of Other Accounts Managed                2            None            None
                            Assets in Other Accounts Managed  $ 1,536,009,688            None            None
David C. Decker             Number of Other Accounts Managed                2            None               3
                            Assets in Other Accounts Managed  $ 2,981,851,032            None   $  16,126,269
James P. Goff               Number of Other Accounts Managed             None            None               2
                            Assets in Other Accounts Managed             None            None   $   9,594,513
Gregory R. Kolb             Number of Other Accounts Managed             None            None            None
                            Assets in Other Accounts Managed             None            None            None
Brent A. Lynn               Number of Other Accounts Managed                2               1            None
                            Assets in Other Accounts Managed  $ 1,461,318,631    $ 75,745,122            None
Thomas R. Malley            Number of Other Accounts Managed                3            None            None
                            Assets in Other Accounts Managed  $   515,534,857            None            None
Douglas E. Nelson           Number of Other Accounts Managed             None            None            None
                            Assets in Other Accounts Managed             None            None            None
Marc Pinto                  Number of Other Accounts Managed                9               2              28
                            Assets in Other Accounts Managed  $ 4,523,215,336    $ 83,568,319   $ 444,844,473
Blaine P. Rollins           Number of Other Accounts Managed                3            None               1
                            Assets in Other Accounts Managed  $ 1,621,998,885            None   $  34,679,264
Ron Sachs                   Number of Other Accounts Managed                3            None            None
                            Assets in Other Accounts Managed  $   126,414,686            None            None
Scott W. Schoelzel          Number of Other Accounts Managed               13               1              11
                            Assets in Other Accounts Managed  $ 4,735,886,371    $ 33,181,186   $ 137,678,554
J. Bradley Slingerlend(1)   Number of Other Accounts Managed             None            None            None
                            Assets in Other Accounts Managed             None            None            None
Gibson Smith                Number of Other Accounts Managed                6            None               2
                            Assets in Other Accounts Managed  $ 4,326,452,345            None   $ 234,921,237
Minyoung Sohn               Number of Other Accounts Managed                6            None               1
                            Assets in Other Accounts Managed  $   634,543,036            None   $   6,669,463
Ronald V. Speaker           Number of Other Accounts Managed                3            None               6
                            Assets in Other Accounts Managed  $ 1,316,628,610            None   $ 896,949,925
Burton H. Wilson(1)         Number of Other Accounts Managed             None            None            None
                            Assets in Other Accounts Managed             None            None            None

                                                              Other Registered   Other Pooled
                                                                 Investment       Investment
                                                                 Companies         Vehicles     Other Accounts
--------------------------------------------------------------------------------------------------------------
Jason P. Yee                Number of Other Accounts Managed                5            None               3
                            Assets in Other Accounts Managed  $ 2,091,243,303            None   $  60,525,580
Claire Young                Number of Other Accounts Managed                3            None               3
                            Assets in Other Accounts Managed  $   882,029,697            None   $   6,612,938

(1) Effective February 1, 2006, J. Bradley Slingerlend and Burton H. Wilson became jointly and primarily responsible for the day-to-day management of Janus Global Technology Fund.

   MATERIAL CONFLICTS

   As shown in the table above, certain Funds' portfolio managers may manage other accounts with investment strategies similar to the Funds, including other Janus funds, private-label mutual funds for which Janus Capital serves as subadviser, and separately managed accounts. Fees earned by Janus Capital may vary among these accounts and the portfolio managers may personally invest in some but not all of these accounts. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming a Fund. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but a Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, Janus Capital believes that these risks are mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, Janus Capital has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts. These procedures are described in further detail under "Additional Information About Janus Capital."

   COMPENSATION

   The following describes the structure and method of calculating a portfolio manager's compensation as of October 31, 2005.

   A portfolio manager is compensated for managing a Fund and any other funds, portfolios, or accounts managed by the portfolio manager (collectively, the

   "Managed Funds") through two components: fixed compensation and variable compensation.

   FIXED COMPENSATION: Fixed compensation is paid in cash and is comprised of an annual base salary and an additional amount calculated based on factors such as the complexity of managing funds and other accounts, scope of responsibility (including assets under management), tenure, and long-term performance as a portfolio manager.

   VARIABLE COMPENSATION: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of Janus Capital Group Inc. ("JCGI") restricted stock, stock options, and a cash deferred award that is credited with income, gains, and losses based on the performance of Janus mutual fund investments selected by the portfolio manager). Variable compensation is structured to pay the portfolio manager primarily on individual performance (and leadership criteria, as applicable), with additional compensation available for team performance and a lesser component based on net asset flows in the Managed Funds. Variable compensation is based on pre-tax performance of the Managed Funds.

   A portfolio manager's individual performance compensation is determined by applying a multiplier against the portfolio manager's fixed compensation. The multiplier is tied to the Managed Funds' aggregate asset-weighted Lipper peer group performance ranking for one- and three-year performance periods, if applicable, with a greater emphasis on three-year results. The portfolio manager is also eligible to receive additional individual performance compensation if the Managed Funds achieve a certain rank in their Lipper peer performance groups in each of three, four, or five consecutive years (performance periods may be from commencement of a portfolio manager's tenure managing a Fund). Equity portfolio manager compensation is also subject to reduction in the event that the Managed Funds incur material negative absolute performance. Portfolio managers are not eligible to earn any individual performance compensation if the Managed Funds' performance does not meet or exceed a certain ranking in their Lipper peer performance group.

   Equity and fixed-income portfolio managers are also eligible to participate in team performance compensation pools. Equity portfolio managers participate in a designated equity team compensation pool and fixed-income portfolio managers participate in a designated fixed-income team compensation pool. The compensation pools generally are each derived from a formula tied to the team's aggregate asset-weighted Lipper peer group performance ranking for the one-year performance period. Compensation from each pool is then allocated among the eligible respective participants in each pool at the discretion of Janus Capital. No team performance compensation is paid to any portfolio manager if the aggregate asset-weighted team performance for the one-year period for their respective pool does not meet or exceed a certain ranking in the relevant Lipper peer group.

   Portfolio managers may elect to defer payment of a designated percentage of their fixed compensation and/or up to all of their variable compensation in accordance with JCGI's Executive Income Deferral Program.

   COMPENSATION

   The following describes the structure and method of calculating James Goff's, the Director of Research, compensation as of October 31, 2005.

   Mr. Goff is compensated for his role as Director of Research and for managing a Fund and any other funds, portfolios, or accounts managed by Mr. Goff (collectively, the "Managed Funds") through two components: fixed compensation and variable compensation.

   FIXED COMPENSATION: Fixed compensation is paid in cash and is comprised of an annual base salary and an additional amount calculated based on factors such as his scope of responsibility, tenure, and his performance as the Director of Research and for managing funds.

   VARIABLE COMPENSATION: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of a mixture of Janus Capital Group Inc. ("JCGI") restricted stock, stock options, and a cash deferred award that is credited with income, gains, and losses based on the performance of Janus mutual fund investments selected by Mr. Goff). Variable compensation is structured to pay Mr. Goff primarily on team performance, with additional compensation available for individual performance (which includes a subjective component based on leadership, contributions to Janus Capital and the development of analysts), with a lesser component based on net asset flows in the Managed Funds. Variable compensation is based on pre-tax performance of the Managed Funds.

   Mr. Goff's individual performance compensation is based on fixed amounts tied and interpolated to the Managed Funds' aggregate asset-weighted Lipper peer group performance ranking for a rolling three-year performance period, or since inception date if shorter. Mr. Goff is not eligible to earn any individual performance compensation if the Managed Funds' performance does not meet or exceed a certain ranking in their Lipper peer performance group.

   Mr. Goff is also eligible to participate in a team performance compensation component derived from a formula tied to the team's aggregate asset-weighted

   Lipper peer group performance ranking for one and three-year performance periods, with equal weighting. No team performance compensation is paid to Mr. Goff if the aggregate asset-weighted team performance for the one and three-year periods does not meet or exceed a certain ranking in the relevant Lipper peer group. Mr. Goff may elect to defer payment of a designated percentage of their fixed compensation and/or up to all of their variable compensation in accordance with JCGI's Executive Income Deferral Program.

   COMPENSATION

   The following describes the structure and method of calculating J. Bradley Slingerlend's and Burton H. Wilson's (the "Investment Personnel") compensation as of February 1, 2006:

   The Investment Personnel are compensated for their responsibilities as analysts and for their management and leadership roles with respect to the Portfolio and any other funds, portfolios, or accounts for which they have responsibilities through two components: fixed compensation and variable compensation.

   FIXED COMPENSATION: Fixed compensation is paid in cash and is comprised of an annual base salary and an additional amount calculated based on factors such as scope of responsibility, tenure, and long-term performance.

   VARIABLE COMPENSATION: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of a mixture of JCGI restricted stock, stock options, and a cash-deferred award that is credited with income, gains, and losses based on the performance of Janus mutual fund investments selected by the Investment Personnel). Variable compensation is based on pre-tax performance of the Janus mutual funds.

   The Investment Personnel are eligible for variable compensation through participation in two compensation pools: an analyst-managed fund performance pool and a team performance pool. Aggregate compensation available in each pool is derived from a formula tied to the aggregate asset-weighted Lipper peer group performance ranking of certain Janus mutual funds for one- and three-year periods, subject to a reduction in the event of absolute negative performance. Aggregate compensation in each pool is allocated among the eligible respective participants at the discretion of Janus Capital based on factors which may include performance of investment recommendations, team contributions, scope of coverage, and subjective criteria. In the case of the analyst-managed fund performance pool, no performance compensation is paid to any team member if the team's aggregate asset-weighted performance for the one- or three-year periods does not meet or exceed a certain ranking.

   Each Fund's Lipper peer group for compensation purposes is shown in the following table.


Fund                                          Lipper Peer Group
----------------------------------------------------------------------------------------
GROWTH
  Janus Fund                                  Multi-Cap Growth Funds
  Janus Enterprise Fund                       Mid-Cap Growth Funds
  Janus Mercury Fund                          Large-Cap Growth Funds
  Janus Olympus Fund                          Multi-Cap Growth Funds
  Janus Orion Fund                            Multi-Cap Growth Funds
  Janus Triton Fund                           Small-Cap Growth Funds
  Janus Twenty Fund                           Large-Cap Growth Funds
  Janus Venture Fund                          Small-Cap Growth Funds
SPECIALTY GROWTH
  Janus Global Life Sciences Fund             Health/Biotechnology Funds
  Janus Global Technology Fund                Science & Technology Funds
CORE
  Janus Balanced Fund                         Balanced Funds
  Janus Contrarian Fund                       Multi-Cap Core Funds
  Janus Core Equity Fund                      Large-Cap Core Funds
  Janus Growth and Income Fund                Large-Cap Core Funds
  Janus Research Fund                         Multi-Cap Growth Funds
INTERNATIONAL & GLOBAL
  Janus Global Opportunities Fund             Global Funds
  Janus Overseas Fund                         International Funds
  Janus Worldwide Fund                        Global Funds
BOND
  Janus Flexible Bond Fund                    Intermediate Investment Grade Debt Funds
  Janus High-Yield Fund                       High Current Yield Funds
  Janus Short-Term Bond Fund                  Short Investment Grade Debt Funds
  Janus Federal Tax-Exempt Fund               General Municipal Debt Funds

INTECH INVESTMENT PERSONNEL

   OTHER ACCOUNTS MANAGED

   The following table provides information relating to other accounts managed by the investment personnel as of October 31, 2005. To the extent that any of the accounts pay advisory fees based on account performance, information on those accounts is separately listed.

                                                          Other Registered    Other Pooled
                                                             Investment        Investment
                                                             Companies          Vehicles       Other Accounts(1)
----------------------------------------------------------------------------------------------------------------
Robert Fernholz        Number of Other Accounts Managed                 9                  5                290
                       Assets in Other Accounts Managed   $ 3,174,362,421    $ 3,485,947,487   $ 31,637,659,503
David E. Hurley        Number of Other Accounts Managed                 9                  5                290
                       Assets in Other Accounts Managed   $ 3,174,362,421    $ 3,485,947,487   $ 31,637,659,503
Cary Maguire           Number of Other Accounts Managed                 9                  5                290
                       Assets in Other Accounts Managed   $ 3,174,362,421    $ 3,485,947,487   $ 31,637,659,503
Joseph Runnels         Number of Other Accounts Managed                 9                  5                290
                       Assets in Other Accounts Managed   $ 3,174,362,421    $ 3,485,947,487   $ 31,637,659,503

(1) 35 of the accounts included in the totals, consisting of $5,831,357,139 of the total assets in the category, have performance-based advisory fees.

   MATERIAL CONFLICTS

   As shown in the table above, INTECH Risk-Managed Stock Fund's investment personnel may manage other accounts with investment strategies similar to the Fund. Fees earned by the adviser may vary among these accounts and the investment personnel may personally invest in some but not all of these accounts. These factors could create conflicts of interest because the investment personnel may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if the investment personnel identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the investment personnel may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, INTECH believes that these risks are mitigated by the fact that accounts with like investment strategies managed by the investment personnel are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, INTECH generates regular daily trades for all of its clients using proprietary trade system software. Trades are submitted to designated brokers in a single electronic file at one time during the day, pre-allocated to individual clients. If an order is not completely filled, executed shares are allocated to client accounts in proportion to the order. These procedures are described in further detail under "Additional Information About Janus Capital and the Subadvisers."

   COMPENSATION

   As described under "Investment Adviser and Subadvisers," Janus Capital has entered into Sub-Advisory Agreements on behalf of INTECH Risk-Managed Stock Fund. The compensation structure of the investment personnel is determined by INTECH and is summarized by INTECH below. The following describes the structure and method of calculating the investment personnel's compensation as of October 31, 2005.

   For managing the Fund and all other accounts, the investment personnel receive base pay in the form of a fixed annual salary paid by INTECH, and which is not directly based on performance or assets of the Fund or other accounts. The investment personnel are also eligible for a cash bonus as determined by INTECH, and which is not directly based on performance or assets of the Fund or other accounts. The investment personnel, as part owners of INTECH, also receive compensation by virtue of their ownership interest in INTECH.

   The investment personnel may elect to defer payment of a designated percentage of their fixed compensation and/or up to all of their variable compensation in accordance with JCGI's Executive Income Deferral Program.

PERKINS INVESTMENT PERSONNEL

   OTHER ACCOUNTS MANAGED

   The following table provides information relating to other accounts managed by the portfolio managers as of October 31, 2005. No accounts included in the totals listed below have a performance-based advisory fee.

                                                          Other Registered   Other Pooled
                                                             Investment       Investment
                                                             Companies         Vehicles      Other Accounts
-------------------------------------------------------------------------------------------------------------
Jeffrey Kautz          Number of Other Accounts Managed                4         None                    124
                       Assets in Other Accounts Managed    $ 477,839,455         None        $   660,645,882
Robert Perkins         Number of Other Accounts Managed                6         None                    127
                       Assets in Other Accounts Managed    $ 745,848,325         None        $ 1,599,219,679
Thomas Perkins         Number of Other Accounts Managed                2         None                    115
                       Assets in Other Accounts Managed    $ 268,008,870         None        $ 1,120,912,274
Todd H. Perkins        Number of Other Accounts Managed                6         None                    127
                       Assets in Other Accounts Managed    $ 745,848,325         None        $ 1,599,219,679

   MATERIAL CONFLICTS

   As shown in the table above, Janus Mid Cap Value Fund's and Janus Small Cap Value Fund's portfolio managers may manage other funds and accounts with investment strategies similar to the Funds. Fees earned by the adviser may vary among these accounts and the portfolio managers may personally invest in some but not all of these accounts. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts or funds outperforming the Funds. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Funds are not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio managers may execute transactions for another account that may adversely impact the value of securities held by the Funds. However, Perkins believes that these risks are mitigated by the fact that accounts with like investment strategies managed by the portfolio managers are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes and similar factors. Information regarding Perkins' trade allocation procedures is described under "Additional Information About Janus Capital and the Subadvisers."

   COMPENSATION

   As described under "Investment Adviser and Subadvisers," Janus Capital has entered into a Sub-Advisory Agreement on behalf of Janus Mid Cap Value Fund and Janus Small Cap Value Fund. The compensation structure of the portfolio managers is determined by Perkins and is summarized by Perkins below.

   For managing the Funds, the portfolio managers receive base pay in the form of a fixed annual salary paid by Perkins, Wolf, McDonnell and Company, LLC.

   The portfolio managers, as part owners of Perkins, also receive compensation by virtue of their ownership interests in Perkins. Portfolio managers are also entitled to participate in such life insurance, medical, profit sharing and other programs as may be made generally available from time to time by Perkins for the benefit of its employees generally.

OWNERSHIP OF SECURITIES

   As of the fiscal year ended October 31, 2005, the portfolio managers of the Funds described in this SAI beneficially owned securities of the Fund(s) they manage in the dollar range shown in the following table. The last column of the table also reflects each portfolio manger's aggregate beneficial ownership of all funds advised by Janus Capital within the Janus family of funds (collectively, the "Janus Funds").

                                                                                             Aggregate Dollar Range
                                                                                             of Equity Securities in
Portfolio Manager               Dollar Range of Equity Securities in the Fund(s) Managed(1)      Janus Funds(1)
--------------------------------------------------------------------------------------------------------------------
JANUS CAPITAL
  William H. Bales              Janus Venture Fund                     $500,001-$1,000,000          Over $1,000,000
  Jonathan Coleman              Janus Enterprise Fund                      Over $1,000,000          Over $1,000,000
  David J. Corkins              Janus Mercury Fund                       $100,001-$500,000          Over $1,000,000
  David C. Decker               Janus Contrarian Fund                      Over $1,000,000          Over $1,000,000
  James P. Goff                 Janus Research Fund                        Over $1,000,000          Over $1,000,000
  Gregory R. Kolb               Janus Global Opportunities Fund          $100,001-$500,000      $500,001-$1,000,000
  C. Mike Lu                    Janus Global Technology Fund               Over $1,000,000          Over $1,000,000
  Brent A. Lynn                 Janus Overseas Fund                        Over $1,000,000          Over $1,000,000
  Thomas R. Malley              Janus Global Life Sciences Fund          $100,001-$500,000      $500,001-$1,000,000
  Douglas E. Nelson             Janus Federal Tax-Exempt Fund                   $1-$10,000        $100,001-$500,000
  Marc Pinto                    Janus Balanced Fund                    $500,001-$1,000,000          Over $1,000,000
  Blaine P. Rollins             Janus Fund                                 Over $1,000,000          Over $1,000,000
  Ron Sachs                     Janus Orion Fund                           Over $1,000,000          Over $1,000,000
                                Janus Triton Fund                          Over $1,000,000

                                                                                             Aggregate Dollar Range
                                                                                             of Equity Securities in
Portfolio Manager               Dollar Range of Equity Securities in the Fund(s) Managed(1)      Janus Funds(1)
--------------------------------------------------------------------------------------------------------------------
  Scott W. Schoelzel            Janus Twenty Fund                          Over $1,000,000          Over $1,000,000
  Gibson Smith                  Janus Balanced Fund                        $10,001-$50,000          Over $1,000,000
                                Janus High-Yield Fund                    $100,001-$500,000
                                Janus Short-Term Bond Fund                 $10,001-$50,000
  Minyoung Sohn                 Janus Core Equity Fund                   $100,001-$500,000          Over $1,000,000
                                Janus Growth and Income Fund           $500,001-$1,000,000
  Ronald V. Speaker             Janus Flexible Bond Fund                   Over $1,000,000          Over $1,000,000
  Jason P. Yee                  Janus Global Opportunities Fund          $100,001-$500,000          Over $1,000,000
                                Janus Worldwide Fund                     $100,001-$500,000
  Claire Young                  Janus Olympus Fund                         Over $1,000,000          Over $1,000,000
INTECH
  Robert Fernholz               INTECH Risk-Managed Stock Fund(2)      $500,001-$1,000,000      $500,001-$1,000,000
  David E. Hurley               INTECH Risk-Managed Stock Fund(2)                     None               $1-$10,000
  Cary Maquire                  INTECH Risk-Managed Stock Fund(2)                     None        $100,001-$500,000
  Joseph Runnels                INTECH Risk-Managed Stock Fund(2)               $1-$10,000          $10,001-$50,000
PERKINS
  Jeffrey Kautz                 Janus Mid Cap Value Fund                 $100,001-$500,000        $100,001-$500,000
  Robert Perkins                Janus Mid Cap Value Fund                   Over $1,000,000          Over $1,000,000
                                Janus Small Cap Value Fund                 Over $1,000,000
  Thomas Perkins                Janus Mid Cap Value Fund                   Over $1,000,000          Over $1,000,000
                                Janus Small Cap Value Fund               $100,001-$500,000
  Todd H. Perkins               Janus Small Cap Value Fund               $100,001-$500,000      $500,001-$1,000,000

(1) Ownership shown may include amounts held under a deferred fee agreement or similar plan that are valued based on "shadow investments" in one or more Funds at the election of the investment personnel.
(2) Formerly named Janus Risk-Managed Stock Fund.

PURCHASE OF SHARES
--------------------------------------------------------------------------------

   Although Janus Twenty Fund, Janus Venture Fund, Janus Mid Cap Value Fund - Institutional Shares and Janus Small Cap Value Fund are closed, certain investors may continue to invest in the Funds and/or open new Fund accounts. Once an account is closed, additional investments will not be accepted unless you meet one of the specified criteria. You may be required to demonstrate your eligibility to purchase shares of a Fund before your investment is accepted. Shares of the Funds are sold at the NAV per share as determined as of the close of the regular trading session of the New York Stock Exchange (the "NYSE") next occurring after a purchase order is received in good order by a Fund. The "Shareholder's Manual" or "Shareholder's Guide" section of the Funds' Prospectuses contains detailed information about the purchase of shares.

NET ASSET VALUE DETERMINATION

   As stated in the Funds' Prospectuses, the net asset value ("NAV") of the shares of each Fund is determined once each day the NYSE is open, as of the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday). The per share NAV of each Fund is determined by dividing the total value of a Fund's securities and other assets, less liabilities, attributable to the Fund, by the total number of shares outstanding. In the case of Funds with share classes, the NAV for each class is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class. In determining NAV, securities listed on an Exchange, the Nasdaq National Market, and foreign markets are generally valued at the closing prices on such markets, or if such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Municipal securities held by the Funds are traded primarily in the over-the-counter market. Valuations of such securities are furnished by one or more pricing services employed by the Funds and approved by the Trustees and are based upon a computerized matrix system or appraisals obtained by a pricing service, in each case in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers. Other securities that are traded on the over-the-counter market are generally valued at their closing bid prices. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the NYSE. Each Fund will determine the market value of individual securities held by it by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days or less are valued on an amortized cost basis. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities, and ratings. Securities for which market quotations are not readily available or are deemed unreliable are valued at fair value determined in good faith under procedures established by and under the supervision of the Trustees (the "Valuation Procedures"). Circumstances in which fair value pricing may be utilized include, but are not limited to:
   (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and
   (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of nonvalued securities and restricted or nonpublic securities. The Funds may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

   Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which a Fund's NAV is not calculated. A Fund calculates its NAV per share, and therefore effects sales, redemptions, and repurchases of its shares, as of the close of the NYSE once on each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the foreign portfolio securities used in such calculation. If an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, then that security may be valued in good faith under the Valuation Procedures.

REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS

   If investors do not elect online at www.janus.com, in writing, or by phone to receive their dividends and distributions in cash, all income dividends and capital gains distributions, if any, on a Fund's shares are reinvested automatically in additional shares of that Fund at the NAV determined on the payment date. Checks for cash dividends and distributions and confirmations of reinvestments are usually sent to shareholders within ten days after the record date. Any election of the manner in which a shareholder wishes to receive dividends and distributions (which may be made online at www.janus.com or by phone) will apply to dividends and distributions the record dates of which fall on or after the date that a Fund receives such notice. Changes to distribution options must be received at least three days prior to the record date to be effective for such date. Investors receiving cash distributions and dividends may elect online at www.janus.com, in writing, or by phone to change back to automatic reinvestment at any time.

REDEMPTION OF SHARES
--------------------------------------------------------------------------------

   Procedures for redeeming shares are set forth in the "Shareholder's Manual" or "Shareholder's Guide" section of the Funds' Prospectuses. Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Funds are governed by Rule 18f-1 under the 1940 Act, which requires each Fund to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. If shares are redeemed in-kind, the redeeming shareholder may incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in-kind will be the same as the method of valuing portfolio securities described under "Purchase of Shares - Net Asset Value Determination" and such valuation will be made as of the same time the redemption price is determined.

   The right to require the Funds to redeem their shares may be suspended, or the date of payment may be postponed, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

SHAREHOLDER ACCOUNTS
--------------------------------------------------------------------------------

   Detailed information about the general procedures for shareholder accounts and specific types of accounts is set forth in the Funds' Prospectuses and at www.janus.com. Applications for specific types of accounts may be obtained by visiting www.janus.com, calling a Janus representative, or writing to the Funds at P.O. Box 173375, Denver, Colorado 80217-3375.

ONLINE AND TELEPHONE TRANSACTIONS

   As stated in the Prospectuses, shareholders may initiate a number of transactions at www.janus.com and by telephone. The Funds, their transfer agent, and their distributor disclaim responsibility for the authenticity of instructions received at www.janus.com and by telephone. Such entities will employ reasonable procedures to confirm that instructions communicated online and by telephone are genuine. Such procedures may include, among others, requiring personal identification prior to acting upon online and telephone instructions, providing written confirmation of online and telephone transactions, and tape recording telephone conversations. Your account information should be kept private, and you should immediately review any account statements that you receive from Janus Capital. Someone other than you could act on your account if they are able to provide the required identifying information. Contact Janus Capital immediately about any transactions you believe to be unauthorized.

SYSTEMATIC REDEMPTIONS

   As stated in the "Shareholder's Manual" or "Shareholder's Guide" section of the Funds' Prospectuses, if you have a regular account or are eligible for distributions from a retirement plan, you may establish a systematic redemption option. The payments will be made from the proceeds of periodic redemptions of shares in the account at the NAV. Depending on the size or frequency of the disbursements requested, and the fluctuation in value of a Fund's portfolio holdings, redemptions for the purpose of making such disbursements may reduce or even exhaust the shareholder's account.

   Information about requirements to establish a systematic redemption option may be obtained by visiting www.janus.com, calling a Janus representative, or writing the Funds.

TAX-DEFERRED ACCOUNTS
--------------------------------------------------------------------------------

   The Funds offer several different types of tax-deferred accounts that an investor may establish to invest in Fund shares, depending on rules prescribed by the Internal Revenue Code. Traditional and Roth Individual Retirement Accounts ("IRAs") may be used by most individuals who have taxable compensation. Simplified Employee Pensions ("SEPs") and Defined Contribution Plans (Profit Sharing or Money Purchase Pension Plans) may be used by most employers, including corporations, partnerships, and small business owners (including sole proprietors), for the benefit of business owners and their employees. In addition, the Funds offer a Section 403(b)(7) Plan for employees of educational organizations and other qualifying tax-exempt organizations. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.

   Contributions under Traditional and Roth IRAs, SEPs, Defined Contribution Plans, and Section 403(b)(7) Plans are subject to specific contribution limitations. Generally, such contributions may be invested at the direction of the participant.

   Distributions from tax-deferred retirement accounts may be subject to ordinary income tax and may be subject to an additional 10% tax if withdrawn prior to age 59 1/2 or used for a nonqualifying purpose. Additionally, shareholders generally must start withdrawing retirement plan assets no later than April 1 of the year after they reach age 70 1/2. Several exceptions to these general rules may apply and several methods exist to determine the amount and timing of the minimum annual distribution (if any). Shareholders should consult with their tax adviser or legal counsel prior to receiving any distribution from any tax-deferred account, in order to determine the income tax impact of any such distribution.

   Coverdell Education Savings Accounts (formerly Education IRAs) allow individuals, subject to certain income limitations, to contribute up to $2,000 annually on behalf of any child under the age of 18. Contributions are also allowed on behalf of children with special needs beyond age 18. Distributions are generally subject to income tax if not used for qualified education expenses.

   To receive additional information about Traditional and Roth IRAs, SEPs, Defined Contribution Plans, Section 403(b)(7) Plans, and Coverdell Education Savings Accounts along with the necessary materials to establish an account, please visit www.janus.com, call a Janus representative, or write to the Funds at P.O. Box 173375, Denver, Colorado 80217-3375. No contribution to a Traditional or Roth IRA, SEP, Defined Contribution Plan, Section 403(b)(7) Plan, or Coverdell Education Savings Account can be made until the appropriate forms to establish any such plan have been completed.

INCOME DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS,
AND TAX STATUS
--------------------------------------------------------------------------------

   The following is intended to be a general summary of certain U.S. federal income tax consequences of investing in the Funds. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. This discussion reflects applicable tax laws of the United States as of the date of this SAI. However, tax laws may change or be subject to new interpretation by the courts or the IRS, possibly with retroactive effect. Investors are therefore advised to consult with their own tax advisers before making an investment in the Funds.

   It is a policy of the Funds to make distributions of substantially all of their investment income and any net realized capital gains. Any capital gains realized during each fiscal year ended October 31, as defined by the Internal Revenue Code, are normally declared and payable to shareholders in December but, if necessary, may be distributed at other times as well. Janus Fund, Janus Enterprise Fund, Janus Mercury Fund, Janus Olympus, Janus Orion Fund, Janus Triton Fund, Janus Twenty Fund, Janus Venture Fund, Janus Global Life Sciences Fund, Janus Global Technology Fund, Janus Contrarian Fund, Janus Core Equity Fund, Janus Research Fund, INTECH Risk-Managed Stock Fund, Janus Mid Cap Value Fund, Janus Small Cap Value Fund, Janus Global Opportunities Fund, Janus Overseas Fund, and Janus Worldwide Fund declare and make annual distributions of income (if any); Janus Balanced Fund and Janus Growth and Income Fund declare and make quarterly distributions of income; and Janus Flexible Bond Fund, Janus High-Yield Fund, Janus Short-Term Bond Fund, and Janus Federal Tax-Exempt Fund declare dividends daily and make monthly distributions of income. If a month begins on a Saturday, Sunday, or holiday, dividends for daily dividend Funds for those days are declared at the end of the preceding month. Janus Federal Tax-Exempt Fund will use the "average annual method" to determine the designated percentage of each distribution that is tax-exempt. Under this method, the percentage of income designated as tax-exempt is based on the percentage of tax-exempt income earned for each annual period, and may be substantially different from the Fund's income that was tax-exempt during any monthly period.

   The Funds intend to qualify as regulated investment companies by satisfying certain requirements prescribed by Subchapter M of the Internal Revenue Code. If a Fund failed to qualify as a regulated investment company in any taxable year, the Fund may be subject to tax on its taxable income at corporate rates. In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would generally be taxable to shareholders as ordinary income but may, at least in part, qualify for the dividends received deduction applicable to corporations or the reduced rate of taxation applicable to noncorporate holders for "qualified dividend income."

   In addition, the Funds could be required to recognize unrealized gains, pay taxes and interest, and make distributions before requalifying as regulated investment companies that are accorded special tax treatment.

   The Funds may purchase securities of certain foreign corporations considered to be passive foreign investment companies by the Internal Revenue Code. In order to avoid taxes and interest that must be paid by the Funds, the Funds may make various elections permitted by the tax laws. However, these elections could require that the Funds recognize taxable income, which in turn must be distributed even though the Funds may not have received any income upon such an event.

   Some foreign securities purchased by the Funds may be subject to foreign taxes which could reduce the yield on such securities. If the amount of foreign taxes is significant in a particular year, the Funds that qualify under Section 853 of the Internal Revenue Code may elect to pass through such taxes to shareholders, who will each decide whether to deduct such taxes or claim a foreign tax credit. If such election is not made by a Fund, any foreign taxes paid or accrued will represent an expense to the Fund, which will reduce its investment company taxable income.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------

   As of January 31, 2006, the officers and Trustees as a group owned 2.17% of Janus Triton Fund, 5.65% of Janus Research Fund, 1.02% of Janus Global Opportunities Fund, and less than 1% of the outstanding shares of each of the other Funds in this SAI.

   As of January 31, 2006, Charles Schwab & Co., Inc. ("Schwab"), 101 Montgomery Street, San Francisco, CA 94104-4122, and National Financial Services Co. ("National Financial"), P.O. Box 3908, Church Street Station, New York, NY 10008-3908, owned of record 5% or more of the outstanding shares of the Funds for the exclusive benefit of their customers, as shown below:

Fund Name                                                     Held by Schwab
----------------------------------------------------------------------------
Janus Fund                                                         11.2%
Janus Enterprise Fund                                              10.7%
Janus Mercury Fund                                                 12.2%
Janus Olympus Fund                                                 14.7%
Janus Orion Fund                                                    9.5%
Janus Triton Fund                                                  32.7%(1)
Janus Twenty Fund                                                   8.8%
Janus Venture Fund                                                  9.6%
Janus Global Life Sciences Fund                                    14.1%
Janus Global Technology Fund                                       12.4%
Janus Balanced Fund                                                17.3%
Janus Contrarian Fund                                              13.1%
Janus Core Equity Fund                                             19.7%
Janus Growth and Income Fund                                       28.6%
Janus Research Fund                                                19.7%
INTECH Risk-Managed Stock Fund(2)                                   8.9%
Janus Mid Cap Value Fund - Investor Shares                         25.7%
Janus Mid Cap Value Fund - Institutional Shares                    19.1%
Janus Small Cap Value Fund - Investor Shares                        8.0%
Janus Small Cap Value Fund - Institutional Shares                   7.6%
Janus Global Opportunities Fund                                    17.0%
Janus Overseas Fund                                                22.3%
Janus Worldwide Fund                                               19.5%
Janus Flexible Bond Fund                                           19.6%
Janus High-Yield Fund                                              24.2%
Janus Short-Term Bond Fund                                         11.8%
Janus Federal Tax-Exempt Fund                                       5.9%

(1) 5% or more of the outstanding shares of the Fund may be held for the exclusive benefit of an individual shareholder.
(2) Formerly named Janus Risk-Managed Stock Fund

                                                                 Held by
                                                                 National
Fund Name                                                       Financial
----------------------------------------------------------------------------
Janus Fund                                                          6.2%
Janus Enterprise Fund                                              13.7%
Janus Mercury Fund                                                 21.9%
Janus Olympus Fund                                                  7.7%
Janus Orion Fund                                                    9.7%
Janus Triton Fund                                                   8.5%
Janus Twenty Fund                                                   7.5%
Janus Global Life Sciences Fund                                    10.1%
Janus Global Technology Fund                                        7.7%
Janus Balanced Fund                                                14.9%
Janus Contrarian Fund                                               8.2%
Janus Core Equity Fund                                             12.3%
Janus Growth and Income Fund                                        8.7%
INTECH Risk-Managed Stock Fund(1)                                   5.3%
Janus Mid Cap Value Fund - Investor Shares                         24.5%
Janus Small Cap Value Fund - Investor Shares                       19.0%
Janus Small Cap Value Fund - Institutional Shares                  11.1%
Janus Overseas Fund                                                16.5%
Janus Worldwide Fund                                               16.3%
Janus Flexible Bond Fund                                           11.5%
Janus High-Yield Fund                                              16.2%
Janus Short-Term Bond Fund                                          5.1%

(1) Formerly named Janus Risk-Managed Stock Fund

   According to the information provided by Schwab and National Financial, this ownership is by nominee only and does not represent beneficial ownership of such shares, because they have no investment discretion or voting power with respect to such shares.

   As of January 31, 2006, the following shareholders owned 5% or more of the shares of the following Funds:

                                                                                      Percentage
Fund Name                            Shareholder and Address of Record                Ownership
------------------------------------------------------------------------------------------------
Janus Enterprise Fund                Merrill Lynch Pierce Fenner & Smith Inc.             5.9%
                                     For the sole Benefit of Customers
                                     4800 Deer Lake Drive East
                                     Jacksonville, FL 32246

Janus Balanced Fund                  The Guardian Insurance & Annuity Company Inc.        5.5%
                                     1560 Valley Center Parkway, Suite 100
                                     Bethlehem, PA 18017-2275

Janus Small Cap Value Fund           Northern Trust Company                              11.7%
  - Investor Shares                  FBO Triad Hospitals Inc.
                                     P.O. Box 92994
                                     Chicago, IL 60675-2994

                                     Merrill Lynch Pierce Fenner & Smith Inc.             7.8%
                                     For the sole Benefit of Customers
                                     4800 Deer Lake Drive East
                                     Jacksonville, FL 32246

Janus Small Cap Value Fund           JP Morgan Chase Bank                                15.4%
  - Institutional Shares             Plan for EE of Participating AMR CO
                                     Subsidiaries
                                     4 New York Plaza, 2nd Floor
                                     New York, NY 10004-2413

                                     Vanguard Fiduciary Trust Company                    11.6%
                                     P.O. Box 2600
                                     Valley Forge, PA 19482-2600

                                     Mitra & Company                                      8.3%
                                     1000 N. Water Street
                                     Milwaukee, WI 53202-6648

Janus High-Yield Fund                Citigroup Global Markets Inc.                        8.7%
                                     388 Greenwich Street
                                     New York, NY 10013-2375

   As of January 31, 2006, the following shareholder owned more than 25% of the shares of the following Fund:

                                                                                      Percentage
Fund Name                            Shareholder and Address of Record                Ownership
------------------------------------------------------------------------------------------------
Janus Mid Cap Value Fund             Prudential Investment Management Service(1)         73.2%
  - Institutional Shares             FBO Mutual Fund Clients
                                     100 Mullberry Street
                                     3 Gateway Center, 11th Floor
                                     Newark, NJ 07102-4000

(1) This entity could be deemed to be a "control person" and may have the power to control any of the Shares of the Fund.

   To the knowledge of the Funds, no other shareholder owned 5% or more of the outstanding shares of any Fund included in this SAI as of January 31, 2006.

MISCELLANEOUS INFORMATION
--------------------------------------------------------------------------------

   Each Fund is a series of the Trust, an open-end management investment company registered under the 1940 Act and organized as a Massachusetts business trust on February 11, 1986. As of the date of this SAI, the Trust offers 32 separate series, two of which currently offer two classes of shares and three of which currently offer three classes of shares. Additional series and/or classes may be created from time to time.

   Janus Capital reserves the right to the name "Janus." In the event that Janus Capital does not continue to provide investment advice to the Funds, the Funds must cease to use the name "Janus" as soon as reasonably practicable.

   Under Massachusetts law, shareholders of the Funds could, under certain circumstances, be held liable for the obligations of their Fund. However, the Amended and Restated Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Funds and requires that notice of this disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Funds or the Trustees. The Amended and Restated Agreement and Declaration of Trust also provides for indemnification from the assets of the Funds for all losses and expenses of any Fund shareholder held liable for the obligations of their Fund. Thus, the risk of a shareholder incurring a financial loss on account of its liability as a shareholder of one of the Funds is limited to circumstances in which their Fund would be unable to meet its obligations. The possibility that these circumstances would occur is remote. The Trustees intend to conduct the operations of the Funds to avoid, to the extent possible, liability of shareholders for liabilities of their Fund.

SHARES OF THE TRUST

   The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of one cent per share for each series of the Trust. Shares of each Fund are fully paid and nonassessable when issued. All shares of a Fund participate equally in dividends and other distributions by the shares of the same class of that Fund, and in residual assets of that class of that Fund in the event of liquidation. Shares of each Fund have no preemptive, conversion, or subscription rights. Shares of each Fund may be transferred by endorsement or stock power as is customary, but a Fund is not bound to recognize any transfer until it is recorded on its books.

   Of the Funds discussed in this SAI, two Funds offer two classes of shares. The Shares discussed in this SAI are generally offered directly to investors or through financial intermediaries. See the Funds' Prospectuses for further detail.

SHAREHOLDER MEETINGS

   The Trust does not intend to hold annual or regular shareholder meetings unless otherwise required by the Amended and Restated Agreement and Declaration of Trust or the 1940 Act. Special meetings may be called for a specific Fund or for the Trust as a whole for purposes such as changing fundamental policies, electing or removing Trustees, making any changes to the Amended and Restated Agreement and Declaration of Trust that would materially adversely affect shareholders' rights, determining whether to bring certain derivative actions, or for any other purpose requiring a shareholder vote under applicable law or the Trust's governing documents, or as the Trustees consider necessary or desirable. Under the Amended and Restated Agreement and Declaration of Trust, special meetings of shareholders of the Trust or of any Fund shall be called subject to certain conditions, upon written request of shareholders owning Shares representing at least 10% of the Shares then outstanding. The Funds will assist these shareholders in communicating with other shareholders in connection with such a meeting similar to that referred to in Section 16(c) of the 1940 Act.

   The Trustees of the Trust (including Mr. Contro and Ms. Wolf, new Trustees), were elected at a Special Meeting of Shareholders on November 22, 2005. Under the Amended and Restated Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his or her earlier death, retirement, resignation, incapacity, or removal. Vacancies will be filled by appointment by a majority of the remaining Trustees, subject to the 1940 Act. Commencing in 2005 and not less than every fifth calendar year thereafter, a meeting of shareholders shall be held to elect Trustees.

VOTING RIGHTS

   As a shareholder, you are entitled to one vote for each whole dollar and a proportionate fractional vote for each fractional dollar of NAV of the Fund that you own. Generally, all Funds and classes vote together as a single group, except where a separate vote of one or more Funds or classes is required by law or where the interests of one or more Funds or classes are affected differently from other Funds or classes. Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the value of shares of all series of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. In such event, the holders of the remaining value of shares will not be able to elect any Trustees.

MASTER/FEEDER OPTION

   The Trust may in the future seek to achieve a Fund's objective by investing all of that Fund's assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to that Fund. Unless otherwise required by law, this policy may be implemented by the Trustees without shareholder approval.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

   PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado 80202, Independent Registered Public Accounting Firm for the Funds, audits the Funds' annual financial statements and reviews their tax returns.

REGISTRATION STATEMENT

   The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this SAI relates. If further information is desired with respect to the Funds or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

   The following audited financial statements are hereby incorporated into this SAI by reference to the following annual reports:

DOCUMENTS INCORPORATED BY REFERENCE TO THE ANNUAL REPORTS DATED OCTOBER 31, 2005

   Schedules of Investments as of October 31, 2005

   Statements of Operations for the period ended October 31, 2005

   Statements of Assets and Liabilities as of October 31, 2005

   Statements of Changes in Net Assets for each of the periods indicated

   Financial Highlights for each of the periods indicated

   Notes to Financial Statements

   Report of Independent Registered Public Accounting Firm

   The portions of such Annual Report that are not specifically listed above are not incorporated by reference into this SAI and are not part of the Registration Statement.

APPENDIX A
--------------------------------------------------------------------------------

EXPLANATION OF RATING CATEGORIES

   The following is a description of credit ratings issued by three of the major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital and Perkins consider security ratings when making investment decisions, they also perform their own investment analysis and do not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICE

    BOND RATING               EXPLANATION
    -----------------------------------------------------------------------------
    Investment Grade
    AAA...................... Highest rating; extremely strong capacity to pay principal and interest.
    AA....................... High quality; very strong capacity to pay principal and interest.
    A........................ Strong capacity to pay principal and interest;
                              somewhat more susceptible to the adverse effects of
                              changing circumstances and economic conditions.
    BBB-..................... Adequate capacity to pay principal and interest;
                              normally exhibit adequate protection parameters,
                              but adverse economic conditions or changing
                              circumstances more likely to lead to a weakened
                              capacity to pay principal and interest than for
                              higher rated bonds.

    Non-Investment Grade
    BB+, B, CCC, CC, C....... Predominantly speculative with respect to the issuer's capacity to meet required interest and
                              principal payments. BB - lowest degree of
                              speculation; C - the highest degree of speculation.
                              Quality and protective characteristics outweighed
                              by large uncertainties or major risk exposure to
                              adverse conditions.
    D........................ In default.

FITCH, INC.

    LONG-TERM BOND RATING     EXPLANATION
    -----------------------------------------------------------------------------
    Investment Grade
    AAA...................... Highest rating; extremely strong capacity to pay principal and interest.
    AA....................... High quality; very strong capacity to pay principal and interest.
    A........................ Strong capacity to pay principal and interest;
                              somewhat more susceptible to the adverse effects of
                              changing circumstances and economic conditions.
    BBB-..................... Adequate capacity to pay principal and interest;
                              normally exhibit adequate protection parameters,
                              but adverse economic conditions or changing
                              circumstances more likely to lead to a weakened
                              capacity to pay principal and interest than for
                              higher rated bonds.

    Non-Investment Grade
    BB+, B, CCC, CC, C....... Predominantly speculative with respect to the issuer's capacity to meet required interest and
                              principal payments. BB - lowest degree of
                              speculation; C - the highest degree of speculation.
                              Quality and protective characteristics outweighed
                              by large uncertainties or major risk exposure to
                              adverse conditions.
    D........................ In default.

MOODY'S INVESTORS
SERVICE, INC.

    BOND RATING               EXPLANATION
    -----------------------------------------------------------------------------
    Investment Grade
    Aaa...................... Highest quality, smallest degree of investment risk.
    Aa....................... High quality; together with Aaa bonds, they compose the high-grade bond group.
    A........................ Upper to medium-grade obligations; many favorable investment attributes.
    Baa...................... Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear
                              adequate for the present but certain protective
                              elements may be lacking or may be unreliable over
                              any great length of time.

    Non-Investment Grade
    Ba....................... More uncertain, with speculative elements.
                              Protection of interest and principal payments not
                              well safeguarded during good and bad times.
    B........................ Lack characteristics of desirable investment;
                              potentially low assurance of timely interest and
                              principal payments or maintenance of other contract
                              terms over time.
    Caa...................... Poor standing, may be in default; elements of danger with respect to principal or interest
                              payments.
    Ca....................... Speculative in a high degree; could be in default or have other marked shortcomings.
    C........................ Lowest rated; extremely poor prospects of ever attaining investment standing.

   Unrated securities will be treated as non-investment grade securities unless the investment personnel determine that such securities are the equivalent of investment grade securities. When calculating the quality assigned to securities that receive different ratings from two or more agencies ("split rated securities"), the security will receive: (i) the middle rating from the three reporting agencies if three agencies provide a rating for the security;
   (ii) the lowest rating if only two agencies provide a rating for the security; or (iii) the rating assigned if only one agency rates the security.

                      This page intentionally left blank.

                      This page intentionally left blank.

                      This page intentionally left blank.

                      This page intentionally left blank.

                      This page intentionally left blank.

                                  (JANUS LOGO)
                                  www.janus.com

                                  PO Box 173375
                                  Denver, CO 80217-3375
                                  1-800-525-3713

                               2005 Annual Report

Janus Growth Funds

Growth

Janus Fund

Janus Enterprise Fund

Janus Mercury Fund

Janus Olympus Fund

Janus Orion Fund

Janus Triton Fund

Janus Twenty Fund

Janus Venture Fund

Specialty Growth

Janus Global Life Sciences Fund

Janus Global Technology Fund

(JANUS LOGO)

Table of Contents

JANUS GROWTH FUNDS


President and CIO Letter to Shareholders                                                     1

Portfolio Managers' Commentaries and Schedules of Investments

Janus Fund                                                                                   6

Janus Enterprise Fund                                                                       12

Janus Mercury Fund                                                                          18

Janus Olympus Fund                                                                          23

Janus Orion Fund                                                                            28

Janus Triton Fund                                                                           33

Janus Twenty Fund                                                                           38

Janus Venture Fund                                                                          42

Janus Global Life Sciences Fund                                                             48

Janus Global Technology Fund                                                                53

Statements of Assets and Liabilities                                                        58

Statements of Operations                                                                    60

Statements of Changes in Net Assets                                                         62

Financial Highlights                                                                        66

Notes to Schedules of Investments                                                           72

Notes to Financial Statements                                                               75

Report of Independent Registered Public Accounting Firm                                     84

Additional Information                                                                      85

Explanations of Charts, Tables and Financial Statements                                     89

Designation Requirements                                                                    91

Trustees and Officers                                                                       92


Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from www.janus.com. Read it carefully before you invest or send money.

DEAR SHAREHOLDER,

I am pleased to provide you with an update on Janus and the performance of your investments. We have positive news to share with you on a number of fronts, including improved performance, research team enhancements, and new product launches, all of which position us well as we look into 2006.

PERFORMANCE UPDATE

Starting with the most important metric, overall relative performance continued to improve over the period. As of October 31, 2005, 75% of the Janus managed equity funds were outperforming their Lipper peers.

In particular, our growth/blend disciplines posted very strong performance over the past 12-months and bear special mention. For example, Janus Twenty*, Janus Orion, Janus Core Equity, Janus Growth and Income, Janus Contrarian and Janus Overseas Funds, were ranked in the top 2% of their respective Lipper categories for the one-year period ended October 31, 2005. While recent performance is important, I am even prouder of the solid performance we delivered over the three-year period, with 69% of our funds ranked in the top two Lipper quartiles.

MARKET RECAP

From the constant drum beat of Federal Reserve rate hikes to the recent spike in energy prices caused by dramatic hurricanes, it has been an active twelve months for the U.S. economy and equity markets.

Despite ongoing worries about inflation and interest rates, the equity markets were able to battle through the lows of last fall and notch decent mid- to high-single digit returns over the past 12-months.(1)

The sectors that made the largest positive contribution to the overall gains of the market, specifically the S&P 500(R) Index, during this time were healthcare and energy. Not coincidentally, given that Janus' research focuses on seeking to identify the most compelling investment candidates in the market, the healthcare and energy sectors made the largest contribution to our firm-wide performance.

For example, UnitedHealth Group was the number one contributor to firm-wide performance, and rose almost 60% during the time period. A combination of rising enrollment trends, tight cost control and innovative new products and services has enabled UnitedHealth to outpace its competition over the last few years and become the gold standard in the HMO industry.

On the biotechnology side, advances in cancer research and new drug approvals have powered Janus holdings like Genentech, Roche and Celgene, all of which I believe are very well positioned to address the enormous unmet medical needs of cancer patients worldwide through potential blockbuster drugs like Avastin and Remodulin.

Our search for the global top energy investments took us from the natural gas fields of West Texas to deep water drilling platforms off the coast of India to Canadian oil sands fields. Investments in EOG Resources, Reliance Industries and Suncor Energy all generated handsome gains for some of our Funds, many of which were overweight the sector during the year.

INVESTMENT TEAM UPDATE

The improvement in firm-wide performance can be traced to the research enhancements that have been implemented over the last few years. The senior analysts that have been added to the research team made meaningful contributions to the Funds from day one. The research associate group expanded its reach with each passing quarter and continued to undertake critical work in uncovering emerging trends in the marketplace. The Risk Committee, headed by Dan Scherman, worked closely with portfolio managers to identify and assess the appropriate risk profile for each Fund.

Each of these initiatives represented key goals we articulated to fund holders last year, and I'm pleased to report that not only have we fulfilled each goal, but also that the initiatives had a positive impact on several of the Funds.

UPDATE ON NEW FUNDS

I'd be remiss if I didn't highlight the solid performance posted by our two newest Fund offerings -- Janus Triton Fund and Janus Research Fund. While still in its early days, Janus Triton Fund populated its portfolio with a compelling collection of small and mid-cap investment ideas and handsomely outperformed its benchmark, the Russell 2500(TM) Growth Index.

(GARY BLACK PHOTO)

Gary Black

President and Chief

Investment Officer

                      Janus Growth Funds October 31, 2005 1

CONTINUED

Janus Research Fund represents a truly differentiated portfolio offered by Janus, in that it is an analyst-driven portfolio populated with the highest conviction ideas of each analyst. As such, the portfolio is style-agnostic and offers exposure to all market capitalizations, sectors and geographies of the global market. We are very pleased with the initial performance of both these Funds.

We are also expanding our fund lineup. As of December 30, 2005, investors will be able to take advantage of three new investment options called Janus Smart Portfolios. These portfolios are offered in three risk profiles: Growth, Moderate and Conservative, and they invest in the underlying Janus stock and bond Funds to deliver a simple, diversified strategy for investors.

GROWTH VERSUS VALUE

In past letters we have been rather vocal in sharing our opinion that growth is poised to return to favor in the market place. After five consecutive years of outperformance by the value style, we are most encouraged by early signs that the market is indeed beginning to rotate back into the growth style.

For example, the Russell 1000(R) Growth Index has outperformed the Russell 1000(R) Value Index for two straight quarters. This outperformance (growth beating value for two consecutive quarters) has not occurred since the first half of the year 2000. Encouragingly, this trend continued in the first month of the fourth quarter as well. Because a sizeable portion of Janus' assets are growth oriented, this rotation should represent a growing breeze at our backs as we transition into 2006.

MARKET OUTLOOK

Given the twin headwinds of inflation and rate hikes, there has been a growing debate in the market about the potential for an economic slowdown as we enter 2006. In addition to the interest rate and inflation outlook, flattening home prices, rising consumer debt and potentially slowing corporate earnings all point to clouds on the horizon. Additionally, we are watching the tightening spread between short- and long-term bonds for any discernable signs that a recession may be looming on the horizon.

While in aggregate these issues are worrisome, based on the economic data available today, we do not believe the economy will slow down dramatically in 2006. While interest rate hikes and rising inflation make for good newspaper headlines, it is important to note that the underlying fundamentals supporting further economic expansion remain intact and should enable the economy to navigate through these economic cross-currents. The economy's resilience has often been underestimated, and there is an expectation that this dynamic will be demonstrated once again as we transition into the New Year.

Regardless of the macro-economic climate, we remain focused on leveraging our fundamental, grass-roots research to identify the most promising risk/reward investments we can locate on a global basis.

CEO SUCCESSION

As many of you know, on October 26, 2005 the board of directors of Janus Capital Group announced that I would succeed Steve Scheid as chief executive officer on January 3, 2006. Steve will remain chairman of the board.

I want to end this letter by thanking Steve Scheid for his contribution to Janus over the last 18 months as chief executive officer. He has worked tirelessly to rebuild trust in the Janus brand and restructure our organization for success. I hope you'll join me in congratulating Steve on his accomplishments.

Thank you for your investment in Janus.

Sincerely,

/s/ Gary Black

Gary Black

The information in the Janus Smart Portfolio prospectus is not complete and may be changed. The securities may not be sold until the registration statement filed with the Securities Exchange Commission is effective. The prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer is not permitted.

*Closed to new investors.

(1) Based on 1-year returns for the Russell 1000(R) Growth Index and S&P 500(R) Index which returned 8.81% and 8.72% for the period ended October 31, 2005.

                      2 Janus Growth Funds October 31, 2005

CONTINUED

See complete Lipper rankings on page 4. Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

The Fund's portfolios may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

The S&P 500(R) Index is the Standard & Poor's composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The Russell 2500(TM) Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

As of October 31, 2005, EOG Resources, Inc. was 1.1% of Janus Core Equity Fund, 1.6% of Janus Research Fund, 0.7% of Janus Growth and Income Fund and 0.6% of Janus Risk-Managed Stock Fund.

As of October 31, 2005, Reliance Industries, Ltd. was 4.4% of Janus Contrarian Fund, 1.6% of Janus Research Fund, 1.9% of Janus Worldwide Fund and 6.5% of Janus Overseas Fund.

As of October 31, 2005, Suncor Energy, Inc. was 2.3% of Janus Core Equity Fund, 1.6% of Janus Research Fund, 0.9% of Janus Balanced Fund, 3.4% of Janus Growth and Income Fund, 1.6% of Janus Overseas Fund and 2.1% of Janus Contrarian Fund.

As of October 31, 2005, UnitedHealth Group, Inc. was 1.3% of Janus Research Fund, 0.4% of Janus Balanced Fund, 3.8% of Janus Growth and Income Fund, 0.7% of Janus Risk-Managed Stock Fund and 3.0% of Janus Worldwide Fund.

As of October 31, 2005, Roche Holding A.G. was 3.2% of Janus Core Equity Fund, 3.3% of Janus Orion Fund, 2.7% of Janus Balanced Fund, 2.7% of Janus Growth and Income Fund, 0.9% of Janus Worldwide Fund and 2.5% of Janus Overseas Fund.

As of October 31, 2005, Celgene Corp. was 1.9% of Janus Core Equity Fund, 1.3% of Janus Research Fund and 1.2% of Janus Balanced Fund.

There is no guarantee that any Fund included in this report holds these securities. Please see the back of the report for individual holding percentages as of October 31, 2005.

There is no assurance that any Janus fund currently holds any of these securities.

Positive performance of holdings does not indicate positive portfolio returns.

Growth and value investing each have their own unique risks and potential for rewards, and may not be suitable for all investors. A growth investing strategy typically carries a higher risk of loss and a higher potential for reward than a value investing strategy. A growth investing strategy emphasizes capital appreciation; a value investing strategy emphasizes investments in companies believed to be undervalued.

A fund's performance for very short time periods may not be indicative of future performance.

                      Janus Growth Funds October 31, 2005 3

Lipper Rankings (unaudited)

                                                                      LIPPER RANKINGS - BASED ON TOTAL RETURN AS OF 10/31/05
                                                             ----------------------------------------------------------------------
                                                                    ONE YEAR               THREE YEAR               FIVE YEAR
                                                             ----------------------  ----------------------  ----------------------
                                                                            RANK/                   RANK/                   RANK/
                                                             PERCENTILE     TOTAL    PERCENTILE     TOTAL    PERCENTILE     TOTAL
                                  LIPPER CATEGORY             RANK (%)      FUNDS     RANK (%)      FUNDS     RANK (%)      FUNDS
                          --------------------------------   ----------  ----------  ----------  ----------  ----------  ----------
JANUS INVESTMENT FUNDS
(Inception Date)

Janus Fund (2/70)         Large-Cap Growth Funds                     69     467/679          54     311/581          71     325/457
Janus Enterprise
Fund(1) (9/92)            Mid-Cap Growth Funds                       25     135/542          13      54/445          88     286/325
Janus Mercury
Fund(1) (5/93)            Large-Cap Growth Funds                     21     141/679           8      44/581          74     335/457
Janus Olympus
Fund(1) (12/95)           Multi-Cap Growth Funds                     18      74/414          54     194/359          73     189/261
Janus Orion
Fund (6/00)               Multi-Cap Growth Funds                      2       5/414           8      27/359          23      60/261
Janus Twenty
Fund* (4/85)              Large-Cap Growth Funds                      1       5/679           4      18/581          47     212/457
Janus Venture
Fund* (4/85)              Small-Cap Growth Funds                     63     325/515          15      63/435          53     168/322
Janus Balanced
Fund(1) (9/92)            Balanced Funds                             23     142/634          73     338/466          44     163/374
Janus Core Equity
Fund(1) (6/96)            Large-Cap Core Funds                        1       6/877           7      52/763          10      57/606
Janus Growth and
Income Fund(1) (5/91)     Large-Cap Core Funds                        2      16/877          12       8/763          40     241/606
Janus Risk-Managed
Stock Fund (2/03)         Multi-Cap Core Funds                       12      87/761          --          --          --          --
Janus Contrarian
Fund(2) (2/00)            Multi-Cap Core Funds                        2      15/761           1       5/270          17      68/403
Janus Federal
Tax-Exempt Fund (5/93)    General Municipal Debt                     78     207/267          84     212/252          81     178/221
Janus Flexible Bond
Fund(1)(3) (7/87)         Intermediate Inv Grade Debt Funds          61     279/461          36     144/403          35     102/294
Janus High-Yield
Fund (12/95)              High Current Yield Funds                   58     244/426          94     340/363          51     151/300
Janus Short-Term Bond
Fund(1) (9/92)            Short Investment Grade Debt                65     142/218          20      32/166          49      57/116
Janus Global Life
Sciences Fund (12/98)     Health/Biotechnology Funds                 19      33/178          30      48/161          71      73/102
Janus Global
Opportunities
Fund(1) (6/01)            Global Funds                               94     308/328          37     102/282          --          --
Janus Global
Technology Fund
(12/98)                   Science and Technology Funds               25      71/287          72     190/263          55     117/212
Janus Overseas
Fund(1) (5/94)            International Funds                         1       4/880          13      97/749          68     368/548
Janus Worldwide
Fund(1) (5/91)            Global Funds                               87     286/328          97     273/282          96     197/206
Janus Mid Cap Value
Fund - Inv(1)(4)
(8/98)                    Mid-Cap Value Funds                        56     139/248          29      58/201          11      11/102
Janus Small Cap
Value Fund - Inv*(4)
(10/87)                   Small-Cap Core Funds                       71     426/604          71     346/492          24      82/345

                                         LIPPER RANKINGS -
                               BASED ON TOTAL RETURN AS OF 10/31/05
                          ----------------------------------------------
                                 TEN YEAR             SINCE INCEPTION
                          ----------------------  ----------------------
                                         RANK/                   RANK/
                          PERCENTILE     TOTAL    PERCENTILE     TOTAL
                           RANK (%)      FUNDS     RANK (%)      FUNDS
                          ----------  ----------  ----------  ----------
JANUS INVESTMENT FUNDS
(Inception Date)

Janus Fund (2/70)                 43      65/151           5        1/20
Janus Enterprise
Fund(1) (9/92)                    60      73/121          35       18/51
Janus Mercury
Fund(1) (5/93)                     6       8/151           2        1/84
Janus Olympus
Fund(1) (12/95)                   --          --          14       12/88
Janus Orion
Fund (6/00)                       --          --          37      86/237
Janus Twenty
Fund* (4/85)                       2       2/151           5        2/40
Janus Venture
Fund* (4/85)                      43       41/96          10         1/9
Janus Balanced
Fund(1) (9/92)                     7      11/175           5        3/72
Janus Core Equity
Fund(1) (6/96)                    --          --           2       4/263
Janus Growth and
Income Fund(1) (5/91)              3       5/223           5       5/102
Janus Risk-Managed
Stock Fund (2/03)                 --          --          19     113/605
Janus Contrarian
Fund(2) (2/00)                    --         N/A          16      53/340
Janus Federal
Tax-Exempt Fund (5/93)            72     103/144          83       66/79
Janus Flexible Bond
Fund(1)(3) (7/87)                 11      15/139          16        4/24
Janus High-Yield
Fund (12/95)                      --          --           3       3/104
Janus Short-Term Bond
Fund(1) (9/92)                    18       11/62          43       11/25
Janus Global Life
Sciences Fund (12/98)             --          --          33       16/48
Janus Global
Opportunities
Fund(1) (6/01)                    --          --          15      34/230
Janus Global
Technology Fund
(12/98)                           --          --          22       17/78
Janus Overseas
Fund(1) (5/94)                     5       8/196           2       2/122
Janus Worldwide
Fund(1) (5/91)                    47       35/74          28        5/17
Janus Mid Cap Value
Fund - Inv(1)(4)
(8/98)                            --          --           4        3/79
Janus Small Cap
Value Fund - Inv*(4)
(10/87)                          N/A         N/A         N/A         N/A

(1)The date of the Lipper ranking is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

(2)Janus Contrarian Fund buys stock in overlooked or underappreciated companies of any size, in any sector. Overlooked and underappreciated stocks present special risks.

(3)Effective February 28, 2005, Janus Flexible Income Fund changed its name to Janus Flexible Bond Fund and added to its investment policy to state that at least 80% of its net assets (plus borrowings for investment purposes) will be invested in bonds.

(4)Rating is for the Investor share class only; other classes may have different performance characteristics.

*Closed to new investors.

Data presented represents past performance, which is no guarantee of future results.

Janus Contrarian Fund, Janus Overseas Fund, Janus Global Technology Fund and Janus Orion Fund may have significant exposure to emerging markets which may lead to greater price volatility.

A fund's performance may be affected by risks that include those associated with non-diversification, investments in foreign securities, non-investment grade debt securities, undervalued companies or companies with a relatively small market capitalization. Please see a Janus prospectus for more detailed information.

There is no assurance that the investment process will consistently lead to successful investing.

Growth and value investing each have their own unique risks and potential for rewards, and may not be suitable for all investors. A growth investing strategy typically carries a higher risk of loss and a higher potential for reward than a value investing strategy. A growth investing strategy emphasizes capital appreciation; a value investing strategy emphasizes investments in companies believed to be undervalued.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

                     4 Janus Growth Funds October 31, 2005

Useful Information About Your Fund Report

PORTFOLIO MANAGER COMMENTARIES

The portfolio manager commentaries in this report include valuable insight from the portfolio managers as well as statistical information to help you understand how your Fund's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the portfolio managers in their commentaries are just that: opinions. The commentary is a reflection of the portfolio manager's best judgment at the time this report was compiled, which was October 31, 2005. As the investing environment changes, so could the portfolio managers' opinions. These views are unique to each manager and aren't necessarily shared by their fellow employees or by Janus in general.

FUND EXPENSES

We believe it's important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

THE FOLLOWING IS IMPORTANT INFORMATION REGARDING EACH FUND'S EXPENSE EXAMPLE, WHICH APPEARS IN EACH FUND'S PORTFOLIO MANAGER COMMENTARY WITHIN THIS ANNUAL REPORT. PLEASE REFER TO THIS INFORMATION WHEN REVIEWING THE EXPENSE EXAMPLE FOR EACH FUND.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs such as redemption fees (where applicable) (and any related exchange fees) and
(2) ongoing costs, including management fees and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from May 1, 2005 to October 31, 2005.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC ("Janus Capital") has contractually agreed to waive Janus Triton Fund's total operating expenses, excluding brokerage commissions, interest, taxes and extraordinary expenses to certain limits until at least March 1, 2007. Expenses in the example reflect the application of this waiver. Had the waiver not been in effect, your expenses would have been higher. More information regarding the waiver is available in the Funds' Prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees (where applicable). These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                      Janus Growth Funds October 31, 2005 5

Janus Fund (unaudited)

FUND SNAPSHOT

For more than 30 years, this traditional growth fund has exemplified Janus' research and stock-picking abilities.

PERFORMANCE OVERVIEW

During the 12 months ended October 31, 2005, large-capitalization growth companies re-emerged as a viable choice for many investors, ending a lengthy dry spell. As the transition proved gradual, returns followed in modest fashion, contributing to a 7.71% gain by Janus Fund. In comparison, its primary benchmark, the Russell 1000(R) Growth Index, posted an 8.81% return and its secondary benchmark, the S&P 500(R) Index returned 8.72% for the same period.

Healthcare related investments enhanced the Fund's returns, particularly those in the food and drug retailing and the diversified healthcare equipment and services groups. While posting solid returns and offering strong growth prospects, stocks tied to the drug business -- not including the beleaguered large pharmaceuticals -- and health maintenance organization (HMO) operators provided the largest lift. The Fund's semiconductor holdings slumped amid a mid-period downturn within the cyclical chip industry, while its media positions lagged as part of a general disenchantment with future growth outlooks.

STRATEGY IN THIS ENVIRONMENT

Persistent worries over oil prices and the Federal Reserve's ongoing campaign to raise interest rates undermined the equity markets for much of the period. The devastation caused by Hurricanes Katrina and Rita, along with the resulting disruption in the energy and raw materials markets, compounded investors' malaise. As the near-term impact on the economy, inflationary factors and consumer confidence all proved tough to gauge, investors adopted a more defensive mindset. By the period's end, this translated into what appeared to be a growing preference for large-cap growth stocks, which featured valuations at the low end of historical ranges and increased protection against more cyclical alternatives.

Against this backdrop, we relied heavily on the expertise of the Janus research team, as more than 80% of the Fund's holdings are rated either "buy" or "strong buy" by our internal analysts. We've also flattened the Fund's profile, diversifying its holdings across a larger group of industries to gain exposure to what we believe are pockets of strength throughout the market.

FUND COMPOSITION

As of October 31, 2005, equities accounted for 92.9% of the Fund, including 16.8% in foreign holdings. Of total net assets, the Fund's top 10 equity holdings represented 27.6% and cash comprised 7.1%.

DRUG-RELATED STOCKS AND GLOBAL MATERIALS PRODUCER KEYED PERFORMANCE

Avoiding large pharmaceutical companies, which faced safety issues and looming patent expirations, we focused the Fund's life sciences investments on companies such as Alcon, a large-cap pharmaceutical company known for its eye-care products. The company rose due to its excellent pipeline of lens and drug products as well as its disciplined business practices, and maintained a bright outlook due to the aging of the baby boomer population, which has spurred demand in recent years.

Two other leading gainers that offered a different spin on the healthcare industry were drugstore giant Walgreen and prescription benefit management company Caremark Rx. Both companies generated steady returns and, in our opinion, stand to benefit from the new Medicare prescription benefit scheduled to take effect on January 1.

Another advancer was Companhia Vale do Rio Doce, a Brazilian mining company that exports iron ore and other key raw materials. During the period, prices for these materials increased on the back of extensive growth in the Chinese and Indian markets, as well as supply shortages in the U.S. resulting from Hurricanes Katrina and Rita.

(BLAINE ROLLINS PHOTO)

Blaine Rollins

portfolio manager

Top 10 Equity Holdings -- (% of Net Assets)

                                                 OCTOBER 31, 2005      OCTOBER 31, 2004
                                                 ----------------      ----------------
Boeing Co.                                                    4.0%                  1.3%
Cisco Systems, Inc.                                           3.9%                  4.8%
Comcast Corp. - Special Class A                               3.4%                  7.2%
Procter & Gamble Co.                                          3.2%                  1.3%
Yahoo!, Inc.                                                  2.7%                  0.6%
UnitedHealth Group, Inc.                                      2.6%                  0.4%
Alcon, Inc. (U.S. Shares)                                     2.1%                  1.3%
Caremark Rx, Inc.                                             2.1%                  0.8%
Microsoft Corp.                                               1.8%                   --
United Parcel Service, Inc. - Class B                         1.8%                  3.1%

                      6 Janus Growth Funds October 31, 2005

(unaudited)

SEMICONDUCTOR AND NETWORK INFRASTRUCTURE COMPANIES HINDERED RETURNS

The semiconductor chip industry can offer numerous challenges -- something we've experienced firsthand as longtime owners of Maxim Integrated Products, the developer of analog chips for use in products ranging from cellular handsets to automobiles. Although we trimmed the Fund's legacy position in the stock, its poor performance during the period still hampered our results. The stock was hurt in part by dissatisfaction with the company's efforts to shore up its balance sheet. However, it did recover somewhat in the closing months of the period, as orders picked up and its valuation proved appealing.

We exhibited similar patience with Cisco, the world's leading developer of networking equipment. Although the company did not suffer any fundamental disappointments -- indeed, it generated strong cash flows which it used in part to fund a steady stock buyback effort -- its top-line growth proved unsatisfactory to some. Enterprise spending, which affects approximately two-thirds of Cisco's business, has picked up, but not as briskly as many had hoped. Nevertheless, we're seeing favorable trends for Cisco, such as an effort to push broadband services through wireless networks.

Elsewhere, Univision Communications, a Spanish-language media company serving the U.S. Hispanic population, struggled to recover from a volatile 2004. Our patience with Univision wore thin, so we decided to exit our position and redeploy our assets in what we feel are other, more attractive growth opportunities.

INVESTMENT STRATEGY AND OUTLOOK

In the coming months, we will be watching the consumer closely. It's possible that interest rates will dictate the consumer's mood. For example, if rates keep climbing, concern over credit card bills and adjustable rate mortgage loans could grow. On the other hand, the Gulf Coast rebuilding effort may provide some stimulus to the job market, which in turn could bolster consumer confidence.

We also plan to keep an eye on international opportunities. We continue to seek stocks that we believe are positioned to benefit from exponential growth in emerging markets such as China and India, most notably in the commercial aerospace arena. In addition, we've seen a resurgence in Japanese consumerism after nearly 15 down years. Given this development, we are exploring high-end retailers that cater to the Japanese market.

Domestically, we are excited about the individualization of media content, which allows each distinct consumer to tailor entertainment offerings to personal tastes and preferences. In a sector that's struggling to find its way, we believe this trend offers some solid upside potential.

As always, we will continue to use bottom-up research and careful analysis to make all investment choices.

Thank you for your investment in Janus Fund.

SIGNIFICANT AREAS OF INVESTMENT -- Fund vs. Index (% of Net Assets)

(BAR CHART)

                                RUSSELL 1000(R)
                                 GROWTH INDEX                JANUS FUND
                                ---------------              ----------

Aerospace and Defense               1.4%                       6.5%

Networking Products                 2.0%                       4.9%

Medical - HMO                       2.3%                       3.7%

Web Portals/Internet
 Service Providers                  1.7%                       3.7%

Cable Television                    0.8%                       3.4%


                      Janus Growth Funds October 31, 2005 7

Janus Fund (unaudited)

Performance

Average Annual Total Return -- for the periods ended October 31, 2005

                                          One               Five               Ten              Since
                                          Year              Year               Year           Inception*
                                      ------------      ------------       ------------      ------------
Janus Fund                                    7.71%            (8.96)%             6.90%            13.74%
Russell 1000(R) Growth Index                  8.81%            (7.93)%             6.78%            11.91%**
S&P 500(R) Index                              8.72%            (1.74)%             9.34%            11.29%
Lipper Ranking - based
 on total returns for
 Large-Cap Growth Funds                    467/679           325/457             65/151              1/20

(PERFORMANCE GRAPH)

                                                         S&P 500(R)     RUSSELL 1000(R)
                                       JANUS FUND          INDEX         GROWTH INDEX
                                      ------------    --------------    ---------------

2/5/1970*                             $     10,000     $     10,000
10/31/1970                            $     10,192     $      9,975

10/31/1977                            $     22,205     $     14,396
12/31/1978**                          $     27,921     $     15,945     $     10,000

10/31/1984                            $    101,317     $     37,167     $     21,122

10/31/1991                            $    325,172     $    112,638     $     65,638

10/31/1998                            $    879,727     $    373,915     $    210,834

10/31/2005                            $    996,933     $    456,725     $    204,700

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-3713 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*The Fund's inception date -- February 5, 1970

**The Russell 1000(R) Growth Index's since inception returns calculated from December 31, 1978

FUND EXPENSES

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

                                BEGINNING ACCOUNT VALUE          ENDING ACCOUNT VALUE        EXPENSES PAID DURING PERIOD
EXPENSE EXAMPLE                         (5/1/05)                      (10/31/05)                  (5/1/05-10/31/05)*
---------------                 -----------------------          --------------------        ---------------------------
Actual                                $   1,000.00                      $   1,060.80                 $       4.52
Hypothetical
(5% return before expenses)           $   1,000.00                      $   1,020.82                 $       4.43

*Expenses are equal to the annualized expense ratio of 0.87%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

See "Explanations of Charts, Tables and Financial Statements."

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Effective February 25, 2005, Janus Fund changed its primary benchmark from the S&P 500(R) Index to the Russell 1000(R) Growth Index. The new primary benchmark will provide a more appropriate comparison to the Fund's investment style. The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Fund will retain the S&P 500(R) Index as a secondary benchmark index.

                      8 Janus Growth Funds October 31, 2005

Janus Fund

Schedule of Investments

As of October 31, 2005

Shares or Principal Amount                                                                                  Value
---------------------------------------------------                                                    --------------
Common Stock - 92.9%
                   Aerospace and Defense - 6.5%
                                      5,401,628     BAE Systems PLC**                                  $   31,598,811
                                      6,818,235     Boeing Co.                                            440,730,710
                                        377,880     General Dynamics Corp.#                                43,947,444
                                      2,892,145     Lockheed Martin Corp.#                                175,148,301
                                        555,575     Northrop Grumman Corp.#                                29,806,599
                                                                                                       --------------
                                                                                                          721,231,865
                  Agricultural Chemicals - 0.2%
                                      1,932,280     CF Industries Holdings, Inc.*,#                        26,704,110
Agricultural Operations - 0.8%
                                      1,488,285     Monsanto Co.#                                          93,776,838
Airlines - 0.5%
                                      1,240,825     AMR Corp.#                                             16,763,546
                                      2,256,160     Southwest Airlines Co.                                 36,121,121
                                                                                                       --------------
                                                                                                           52,884,667
                   Apparel Manufacturers - 0.6%
                                      5,848,713     Burberry Group PLC**,#                                 39,700,894
                                        939,860     Coach, Inc.*,#                                         30,244,695
                                                                                                       --------------
                                                                                                           69,945,589
                   Applications Software - 2.1%
                                        870,995     Citrix Systems, Inc.*,#                                24,013,332
                                      8,020,820     Microsoft Corp.                                       206,135,074
                                                                                                       --------------
                                                                                                          230,148,406
                       Athletic Footwear - 1.1%
                                      1,398,670     NIKE, Inc. - Class B#                                 117,558,214
Automotive - Cars and Light Trucks - 0.2%
                                        515,083     BMW A.G.**,#                                           22,401,891
Beverages - Non-Alcoholic - 0.8%
                                      1,549,975     PepsiCo, Inc.#                                         91,572,523
Beverages - Wine and Spirits - 0.5%
                                      1,024,200     Diageo PLC (ADR)**,#                                   60,868,206
Building - Residential and Commercial - 1.2%
                                      1,157,393     D.R. Horton, Inc.#                                     35,520,391
                                         51,855     NVR, Inc.*,#                                           35,546,603
                                      1,710,060     Pulte Homes, Inc.#                                     64,623,167
                                                                                                       --------------
                                                                                                          135,690,161
Building Products - Cement and Aggregate - 0.3%
                                        698,520     Cemex S.A. de C.V. (ADR)#                              36,371,936
Cable Television - 3.4%
                                     13,820,741     Comcast Corp. - Special Class A*                      378,826,511
Casino Hotels - 0.6%
                                      1,070,870     Harrah's Entertainment, Inc.                           64,766,218
Chemicals - Diversified - 0.4%
                                      1,499,000     Lyondell Chemical Co.#                                 40,173,200
Chemicals - Specialty - 0.3%
                                        360,399     Syngenta A.G.*                                         38,629,652
Commercial Banks - 0.7%
                                          4,356     Mizuho Financial Group, Inc.                           28,887,828
                                        597,120     UBS A.G. (ADR)#                                        51,155,270
                                                                                                       --------------
                                                                                                           80,043,098
                     Commercial Services - 0.2%
                                        653,225     Iron Mountain, Inc.*,#                                 25,475,775

Shares or Principal Amount                                                                                  Value
---------------------------------------------------                                                    --------------
           Commercial Services - Finance - 1.5%
                                        933,260     Moody's Corp.#                                     $   49,705,428
                                      2,922,772     Paychex, Inc.#                                        113,286,642
                                                                                                       --------------
                                                                                                          162,992,070
                               Computers - 2.8%
                                      2,043,980     Dell, Inc.*,#                                          65,162,082
                                      3,447,075     Hewlett-Packard Co.#                                   96,655,983
                                      2,450,745     Research In Motion, Ltd. (U.S. Shares)*,#             150,696,311
                                                                                                       --------------
                                                                                                          312,514,376
              Computers - Memory Devices - 0.9%
                                      7,217,115     EMC Corp.*                                            100,750,925
            Containers - Metal and Glass - 0.5%
                                      1,373,160     Ball Corp.#                                            54,061,309
                Cosmetics and Toiletries - 3.2%
                                      6,362,690     Procter & Gamble Co.                                  356,247,013
                            Cruise Lines - 0.1%
                                        117,445     Carnival Corp. (U.S. Shares)#                           5,833,493
          Data Processing and Management - 0.8%
                                      1,367,505     First Data Corp.                                       55,315,577
                                        833,505     NAVTEQ Corp.*,#                                        32,606,716
                                                                                                       --------------
                                                                                                           87,922,293
           Dental Supplies and Equipment - 0.8%
                                      2,217,997     Patterson Companies, Inc.*,#                           91,780,716
                  Distribution/Wholesale - 0.5%
                                      7,139,500     Esprit Holdings, Ltd.                                  50,331,352
          Diversified Financial Services - 0.4%
                                        718,240     Morgan Stanley Co.*                                    39,079,438
                    Diversified Minerals - 1.7%
                                      4,683,275     Companhia Vale do Rio Doce (ADR)                      193,559,756
                  Diversified Operations - 1.3%
                                      2,377,470     General Electric Co.                                   80,620,008
                                      1,884,570     Honeywell International, Inc.                          64,452,294
                                                                                                       --------------
                                                                                                          145,072,302
                     E-Commerce/Services - 1.6%
                                      4,377,034     eBay, Inc.*                                           173,330,546
                   Electric - Generation - 0.3%
                                      1,961,425     AES Corp.*,#                                           31,167,043
       Electric Products - Miscellaneous - 0.5%
                                        870,785     Emerson Electric Co.                                   60,563,097
   Electronic Components - Miscellaneous - 0.6%
                                      2,516,415     Koninklijke (Royal) Philips Electronics N.V.
                                                    (U.S. Shares)**,#                                      65,829,416
  Electronic Components - Semiconductors - 0.7%
                                      2,565,950     Texas Instruments, Inc.#                               73,257,873
                        Electronic Forms - 0.7%
                                      2,413,820     Adobe Systems, Inc.#                                   77,845,695
            Enterprise Software/Services - 1.6%
                                      5,055,205     Oracle Corp.*,#                                        64,099,999
                                      2,752,660     SAP A.G. (ADR)**,#                                    118,199,221
                                                                                                       --------------
                                                                                                          182,299,220
                  Entertainment Software - 0.5%
                                        889,615     Electronic Arts, Inc.*                                 50,601,301
                   Finance - Credit Card - 0.4%
                                        994,700     Credit Saison Co., Ltd.                                44,860,192

See Notes to Schedules of Investments and Financial Statements.

                      Janus Growth Funds October 31, 2005 9

Janus Fund

Schedule of Investments

As of October 31, 2005

Shares or Principal Amount                                                                                  Value
---------------------------------------------------                                                    --------------
    Finance - Investment Bankers/Brokers - 0.7%
                                      1,204,415     Merrill Lynch & Company, Inc.#                     $   77,973,827
                Finance - Other Services - 0.3%
                                         86,365     Chicago Mercantile Exchange Holdings, Inc.#            31,536,180
           Financial Guarantee Insurance - 0.5%
                                        938,835     MBIA, Inc.*,#                                          54,677,750
                    Food - Confectionary - 0.5%
                                        728,845     Wm. Wrigley Jr. Co.#                                   50,654,728
                           Food - Retail - 1.2%
                                        913,375     Whole Foods Market, Inc.#                             131,644,739
           Food - Wholesale/Distribution - 0.4%
                                      1,393,290     Sysco Corp.#                                           44,459,884
             Investment Management and Advisory
                                Services - 0.2%
                                        370,080     T. Rowe Price Group, Inc.#                             24,247,642
        Medical - Biomedical and Genetic - 2.8%
                                      1,609,790     Amgen, Inc.*,#                                        121,957,690
                                      1,229,500     Celgene Corp.*                                         68,974,950
                                      1,191,780     Genentech, Inc.*                                      107,975,268
                                        269,710     Invitrogen Corp.*,#                                    17,150,859
                                                                                                       --------------
                                                                                                          316,058,767
                         Medical - Drugs - 2.9%
                                      1,088,485     Abbott Laboratories                                    46,859,279
                                      3,642,855     Eli Lilly and Co.#                                    181,377,751
                                        308,496     Roche Holding A.G.                                     46,082,390
                                        715,420     Sanofi-Aventis (ADR)**                                 28,702,650
                                        528,300     Wyeth                                                  23,541,048
                                                                                                       --------------
                                                                                                          326,563,118
                 Medical - Generic Drugs - 1.7%
                                      4,890,145     Teva Pharmaceutical Industries, Ltd. (ADR)#           186,412,327
                           Medical - HMO - 3.7%
                                      2,268,945     Coventry Health Care, Inc.*                           122,500,341
                                      5,011,460     UnitedHealth Group, Inc.#                             290,113,418
                                                                                                       --------------
                                                                                                          412,613,759
                     Medical Instruments - 1.2%
                                        415,575     Intuitive Surgical, Inc.*,#                            36,873,970
                                      1,775,465     Medtronic, Inc.                                       100,597,847
                                                                                                       --------------
                                                                                                          137,471,817
                        Medical Products - 1.0%
                                        860,665     Johnson & Johnson                                      53,894,842
                                      1,347,460     Varian Medical Systems, Inc.*,#                        61,390,278
                                                                                                       --------------
                                                                                                          115,285,120
                     Metal - Diversified - 0.5%
                                      1,516,510     Inco, Ltd. (U.S. Shares)#                              60,994,032
        Metal Processors and Fabricators - 1.0%
                                      2,367,960     Precision Castparts Corp.#                            112,146,586
                   Motorcycle and Motor Scooter
                           Manufacturing - 0.9%
                                      1,952,040     Harley-Davidson, Inc.#                                 96,684,541
                    Multi-Line Insurance - 0.1%
                                        299,465     HCC Insurance Holdings, Inc.#                           8,983,950
                     Networking Products - 4.9%
                                     24,935,210     Cisco Systems, Inc.*,#                                435,119,414
                                      4,908,595     Juniper Networks, Inc.*,#                             114,517,521
                                                                                                       --------------
                                                                                                          549,636,935

Shares or Principal Amount                                                                                  Value
---------------------------------------------------                                                    --------------
Oil - Field Services - 1.7%
                                      1,761,760     Halliburton Co.#                                   $  104,120,016
                                                    Schlumberger, Ltd. (U.S.
                                        891,690     Shares)**,#                                            80,938,701
                                                                                                       --------------
                                                                                                          185,058,717
                Oil Companies - Exploration and
                              Production - 0.6%
                                        508,630     Apache Corp.                                           32,465,853
                                        557,520     EOG Resources, Inc.#                                   37,788,706
                                                                                                       --------------
                                                                                                           70,254,559
              Oil Companies - Integrated - 1.4%
                                      2,608,520     Exxon Mobil Corp.                                     146,442,313
                                                    Suncor Energy, Inc. (U.S.
                                        255,725     Shares)                                                13,714,532
                                                                                                       --------------
                                                                                                          160,156,845
                        Optical Supplies - 2.1%
                                      1,763,530     Alcon, Inc. (U.S. Shares)#                            234,373,137
Pharmacy Services - 2.1%
                                      4,463,260     Caremark Rx, Inc.*,#                                  233,874,824
Property and Casualty Insurance - 1.0%
                                        436,690     Chubb Corp.                                            40,599,069
                                      1,650,695     W. R. Berkley Corp.                                    72,135,372
                                                                                                       --------------
                                                                                                          112,734,441
                             Reinsurance - 0.2%
                                                    Montpelier Re Holdings, Ltd.
                                      1,346,215     (U.S. Shares) #                                        27,058,922
Retail - Apparel and Shoe - 0.7%
                                                    Industria de Diseno Textil
                                        978,491     S.A.**                                                 28,953,324
                                      1,343,305     Nordstrom, Inc.                                        46,545,518
                                                                                                       --------------
                                                                                                           75,498,842
              Retail - Building Products - 0.7%
                                      1,307,570     Lowe's Companies, Inc.                                 79,461,029
Retail - Consumer Electronics - 0.5%
                                      1,225,162     Best Buy Company, Inc.#                                54,225,670
Retail - Discount - 1.0%
                                        551,574     Costco Wholesale Corp.                                 26,674,119
                                      1,469,045     Target Corp.#                                          81,811,116
                                                                                                       --------------
                                                                                                          108,485,235
                     Retail - Drug Store - 0.9%
                                      2,264,480     Walgreen Co.#                                         102,875,326
Retail - Office Supplies - 0.6%
                                      3,008,497     Staples, Inc.                                          68,383,137
Semiconductor Components/Integrated Circuits - 1.6%
                                      2,717,725     Linear Technology Corp.#                               90,255,647
                                      2,499,160     Maxim Integrated Products,
                                                    Inc.#,L.                                               86,670,869
                                                                                                       --------------
                                                                                                          176,926,516
                 Semiconductor Equipment - 0.5%
                                      3,221,225     Applied Materials, Inc.                                52,763,666
Soap and Cleaning Preparations - 0.6%
                                      2,137,086     Reckitt Benckiser PLC**                                64,569,903
Telecommunication Equipment - Fiber Optics - 0.9%
                                      4,999,845     Corning, Inc.*,#                                      100,446,886
Television - 0.2%
                                      2,639,741     British Sky Broadcasting Group
                                                    PLC**,#                                                23,829,016
Textile-Home Furnishings - 0.3%
                                        367,565     Mohawk Industries, Inc.*                               28,688,448
Therapeutics - 0.9%
                                      2,226,405     Gilead Sciences, Inc.*,#                              105,197,636

See Notes to Schedules of Investments and Financial Statements.

                     10 Janus Growth Funds October 31, 2005

Schedule of Investments

As of October 31, 2005

Shares or Principal Amount                                                                                  Value
---------------------------------------------------                                                    --------------
               Transportation - Services - 1.8%
                                      2,755,475     United Parcel Service, Inc. - Class B#             $  200,984,347
                  Transportation - Truck - 0.1%
                                        805,480     J.B. Hunt Transport Services, Inc.#                    15,634,367
       Web Portals/Internet Service Providers -
                                           3.7%
                                        297,335     Google, Inc. - Class A*,#                             110,650,247
                                      8,104,240     Yahoo!, Inc.*                                         299,613,752
                                                                                                       --------------
                                                                                                          410,263,999
                      Wireless Equipment - 2.5%
                                      1,893,905     Crown Castle International Corp.*,#                    46,438,551
                                      8,428,275     Nokia Oyj (ADR)**                                     141,763,586
                                      2,142,190     QUALCOMM, Inc.                                         85,173,474
                                                                                                       --------------
                                                                                                          273,375,611
---------------------------------------------------                                                    --------------
       Total Common Stock (cost $8,321,971,602)                                                        10,350,135,067
                           Money Markets - 2.3%
                                                    Janus Institutional Cash Reserves Fund
                                    160,000,000     3.87%                                                160,000,000
                                                    Janus Money Market Fund
                                    100,000,000     3.86%                                                100,000,000
---------------------------------------------------                                                   --------------
        Total Money Markets (cost $260,000,000)                                                          260,000,000
                        Other Securities - 6.0%
                                                    State Street Navigator Securities Lending
                                    671,968,719     Prime Portfolio+ (cost $671,968,719)                 671,968,719
                   Repurchase Agreements - 1.3%
                                                    Cantor Fitzgerald & Co., 4.05%
                                                    dated 10/31/05, maturing 11/1/05
                                                    to be repurchased at $11,201,260
                                                    collateralized by $21,388,881
                                                    in U.S. Government Agencies
                                                    0% - 7.50%, 12/15/12 - 5/15/35
    $                                11,200,000     with a value of $11,424,360                           11,200,000

                                                    Citigroup Global Markets Inc., 4.05%
                                                    dated 10/31/05, maturing 11/1/05
                                                    to be repurchased at $108,212,173
                                                    collateralized by $133,766,879
                                                    in U.S. Government Agencies
                                                    0% - 5.00%, 3/1/34 - 8/1/35
                                    108,200,000     with a value of $110,364,000                         108,200,000

                                                    Fortis Bank N.V., 4.06%
                                                    dated 10/31/05, maturing 11/1/05
                                                    to be repurchased at $26,302,966
                                                    collateralized by $31,660,372
                                                    in U.S. Government Agencies
                                                    4.05% - 5.50%, 2/1/10 - 10/25/35
                                     26,300,000     with a value of $26,826,000                           26,300,000
---------------------------------------------------                                                   --------------
              Total Repurchase Agreements (cost
                                  $145,700,000)                                                          145,700,000
                            Time Deposit - 0.7%
                                                    Societe Generale, ETD
                                     75,000,000     4.0625%, 11/1/05 (cost $75,000,000)                   75,000,000
---------------------------------------------------                                                   --------------
                  Total Investments (total cost                                                       11,502,803,786
                      $9,474,640,321) -- 103.2%
      Liabilities, net of Cash, Receivables and
                         Other Assets -- (3.2)%                                                         (359,883,207)
---------------------------------------------------                                                   --------------
                             Net Assets -- 100%                                                      $11,142,920,579

Summary of Investments by Country

                                                            % of Investment
Country                                    Value              Securities
------------                          ----------------     ----------------
Bermuda                               $     77,390,274                  0.7%
Brazil                                     193,559,756                  1.7%
Canada                                     225,404,875                  2.0%
Finland                                    141,763,586                  1.2%
France                                      28,702,650                  0.2%
Germany                                    140,601,112                  1.2%
Israel                                     186,412,327                  1.6%
Japan                                       73,748,020                  0.6%
Mexico                                      36,371,936                  0.3%
Netherlands                                146,768,117                  1.3%
Panama                                       5,833,493                  0.1%
Spain                                       28,953,324                  0.3%
Switzerland                                370,240,449                  3.2%
United Kingdom                             220,566,830                  1.9%
United States++                          9,626,487,037                 83.7%
                                      ----------------     ----------------
Total                                 $ 11,502,803,786                100.0%

++Includes Short-Term Securities and Other Securities (73.7% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and               Currency         Currency        Unrealized
Settlement Date                Units Sold     Value in $ U.S.    Gain/(Loss)
-------------------------     ------------    ---------------   ------------
British Pound 12/2/05           38,700,000     $ 68,466,734     $  2,183,986
British Pound 1/27/06            4,900,000        8,666,339          (35,969)
British Pound 2/23/06           18,900,000       33,430,356          684,144
Euro 1/27/06                   128,900,000      155,223,931        2,906,249
Euro 2/9/06                      8,500,000       10,243,591          487,064
                                               ------------     ------------
Total                                          $276,030,951     $  6,225,474

See Notes to Schedules of Investments and Financial Statements.

                     Janus Growth Funds October 31, 2005 11

Janus Enterprise Fund (unaudited)

FUND SNAPSHOT

This growth fund pursues companies that have grown large enough to be well established but are small enough to still have room to grow.

Dear Enterprise Shareholder,

"My goal isn't to be brilliant or flashy in individual races, just to be consistent over the long run." -- Four time America's Cup winner Dennis Connor

In managing your Fund, I believe consistency of process is the best way to generate good investment performance over the long-run. While consistency of process may not lead to flashy performance in the near-term, I am hopeful it leads to long-term success. In my opinion, winning the long-term race in the investment world requires balancing risk and reward -- seeking the reward by growing your investment when the market is favorable and being cognizant of the risk by attempting to limit losses of capital when the environment is less favorable.

I continue to look for the best balance of risk/reward in companies with exciting growth opportunities, but that also possess predictable revenue streams, expanding profit margins and a balance sheet appropriate to the business model. I also remain committed to finding growth stocks in a wide variety of industries rather than just focusing on a few, as well as constructing a Fund that is not overly concentrated in a few large holdings. Janus' strong team of analysts is an invaluable resource in these endeavors and I am greatly indebted to their hard work and subject expertise.

In my letter to you last year, I wrote about the virtues of patience as exhibited by low turnover, or frequency of trading, for the Fund. This strategy seeks to result in lower trading costs to you as a shareholder and also in a lower tax burden over time. I am happy to report that your turnover rate remained consistent, and I believe below average relative to other mid-cap growth funds. For the fiscal year 2004, the turnover rate in your Fund was 27%, and for the most recent fiscal year the turnover rate was 28%.

PERFORMANCE OVERVIEW

During the 12 months ended October 31, 2005, Janus Enterprise Fund gained 17.05%. By comparison, the Fund's primary benchmark, the Russell Midcap(R) Growth Index and its secondary benchmark, the S&P MidCap 400 Index, returned 15.91% and 17.65%, respectively. Mid-cap stocks, following a multi-year trend, continued to outperform large-cap stocks. While this will not continue indefinitely, mid-cap stocks continue to have many attributes which made them attractive, most notably their ability to grow earnings at attractive rates.

Strong corporate earnings growth overpowered numerous concerns which buffeted the market during this period. Rising raw materials prices, increasing interest rates and declining consumer confidence are potential negatives which will bear watching in the coming months.

I'd now like to discuss the Fund's performance over the last 12 months in some greater detail, giving you some specific examples of stock picks that both helped and hurt performance. Effective stock selection within the otherwise flat technology hardware and equipment sector contributed significantly to the Fund's outperformance, as did select holdings from the retailing group. The Fund was underweight relative to the benchmark in both areas. Modestly overweight positions in the transportation and energy sectors added to the Fund's returns as well. Setbacks among stocks in the consumer durables and materials groups diminished returns.


(JONATHAN COLEMAN PHOTO)

Jonathan Coleman

portfolio manager

Top 10 Equity Holdings -- (% of Net Assets)

                                   OCTOBER 31, 2005           OCTOBER 31, 2004
                                   ----------------           ----------------
EOG Resources, Inc.                           3.2%                       2.1%
Celgene Corp.                                 3.0%                       1.6%
Nextel Partners, Inc. - Class A               2.9%                       1.0%
Lamar Advertising Co.                         2.8%                       2.9%
Kinder Morgan, Inc.                           2.4%                       2.8%
T. Rowe Price Group, Inc.                     2.2%                       2.0%
Ball Corp.                                    2.0%                       2.8%
Dean Foods Co.                                1.9%                       1.2%
Paychex, Inc.                                 1.9%                       1.6%
Advanced Micro Devices, Inc.                  1.8%                       1.4%



                     12 Janus Growth Funds October 31, 2005

(unaudited)

LEADERS INCLUDED LONGTIME ENERGY HOLDING

EOG Resources, one of the Fund's longtime energy holdings, benefited from the extended rise in natural gas prices. The company has an impressive track record of extracting gas from the fields it owns, while also effectively replacing the gas it extracts with newfound reserves elsewhere on land it controls. Such "reserve replacement" helps provide long-term visibility as to the future stream of cash the company can generate. While high natural gas prices could continue to help EOG, the company is exploring a new gas field that could yield promising results in 2006. As the stock appreciated this year I used the opportunity to trim the position, although it remained among the top holdings in the Fund.

Biotechnology concern Celgene was an exceptionally strong performer, as an advisory review panel gave a positive vote to the company's Revlimid treatment for the blood cancer myelodysplastic syndromes (MDS). This is a vital step toward ultimate approval from the Food and Drug Administration, which we are hopeful will come in early 2006. Janus' surveys of physicians indicate that market response to Revlimid could be decidedly positive if it's approved. A number of specialists indicated that the drug would be heavily utilized in the appropriate patient population. We have owned Celgene for several years, attracted to its significant development pipeline of new drugs such as Revlimid, its existing drug Thalomid, which generates profits for the company today, and its cash-rich balance sheet, which funds future drug development.

SELECT BIOTECHNOLOGY AND SEMICONDUCTOR HOLDINGS WORKED AGAINST US

As it inevitably occurs, I also make mistakes in selecting stocks for the Fund, and this year was no exception. Two of the biggest laggards during the period came from the biotechnology and semiconductor space, where rewards can be high, but so can risks. Biotechnology firm Pharmion was a disappointment as it reported slower than expected growth in its Vidaza treatment for MDS. Our surveys of physicians showed that the increasing percentage of new patients taking Vidaza was adequate to meet the company's financial projections. What we missed is that existing patients were dropping off treatment faster than expected due to a poor marketing effort from Pharmion. With continuing concerns about the company's ability to effectively market Vidaza, we decided to sell the stock. We've learned a valuable lesson and will incorporate such analysis in our future surveys.

Another significant disappointment was semiconductor company International Rectifier, which declined after posting disappointing revenue and earnings growth in two consecutive quarters. We believe the company is transitioning from a commodity, low-margin supplier to a more value-added, higher-margin model. The transition has clearly not been without its challenges, but we believe there are still a number of attractive elements to the company. First, it has expertise in fast-growing areas such as semiconductors used to control various functions in hybrid automobiles. Additionally, the company has over $900 million in cash on its balance sheet, a portion of which it has elected to return to shareholders via a stock repurchase. While I am disappointed in the short-term performance, I believe the long-term investment thesis is largely unchanged and I have only reduced the position modestly.

SUMMARY

As I did last year, I would like to close by reiterating to you that I am an investor alongside you in Janus Enterprise Fund. I still contribute a portion of every paycheck I receive to the Fund. As of October 31, 2005, my aggregate holdings of the Fund placed me as the largest investor in the Fund. Since becoming manager of the Fund in February 2002, I have not sold a single share of the Fund. I take the obligation of trust very seriously and work every day to support the trust you have placed in me and in Janus.

Thank you for your investment in Janus Enterprise Fund.

SIGNIFICANT AREAS OF INVESTMENT -- Fund vs. Index (% of Net Assets)

(BAR CHART)

                                          Janus Enterprise    Russell Midcap(R)
                                                Fund            Growth Index
                                          ----------------    -----------------
Oil Companies -- Exploration and Production          4.1%                 4.0%
Medical -- Biomedical and Genetic                    3.9%                 2.5%
Commercial Services -- Finance                       3.7%                 2.3%
Electronic Components -- Semiconductors              3.2%                 4.1%
Therapeutics                                         2.9%                 0.1%

                     Janus Growth Funds October 31, 2005 13

Janus Enterprise Fund (unaudited)

Performance

Average Annual Total Return -- for the periods ended October 31, 2005

                                            ONE             FIVE             TEN               SINCE
                                            YEAR            YEAR             YEAR            INCEPTION*
                                            ----            ----             ----            ----------
Janus Enterprise Fund                      17.05%          (10.41)%          7.37%              10.96%
Russell Midcap(R)
 Growth Index                              15.91%           (3.71)%          9.05%              10.64%
S&P MidCap 400 Index                       17.65%            7.32%          14.19%              14.44%
Lipper Ranking - based
 on total returns for
 Mid-Cap Growth Funds                    135/542          286/325          73/121               18/51

(PERFORMANCE GRAPH)

                   JANUS ENTERPRISE        RUSSELL MIDCAP(R)       S&P MIDCAP
                        FUND                  GROWTH INDEX          400 INDEX
                   ----------------        -----------------       ----------
    9/1/1992*              $10,000                  $10,000          $10,000
  10/31/1993               $14,594                  $12,484          $12,619
  10/31/1996               $23,634                  $18,760          $18,375
  10/31/1999               $55,706                  $32,964          $31,495
  10/31/2002               $22,834                  $21,549          $34,567
  10/31/2005               $39,315                  $37,842          $59,034


Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-3713 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The date of the Lipper ranking is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

* The Fund's inception date -- September 1, 1992

FUND EXPENSES

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

                                BEGINNING ACCOUNT VALUE       ENDING ACCOUNT VALUE        EXPENSES PAID DURING PERIOD
EXPENSE EXAMPLE                         (5/1/05)                   (10/31/05)                  (5/1/05-10/31/05)*
---------------                 -----------------------       --------------------        ---------------------------
Actual                                     $1,000.00                 $1,130.60                      $4.94
Hypothetical
 (5% return before expenses)               $1,000.00                 $1,020.57                      $4.69



*Expenses are equal to the annualized expense ratio of 0.92%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

See "Explanations of Charts, Tables and Financial Statements."

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Funds that emphasize investments in small-sized companies may experience greater price volatility.

                     14 Janus Growth Funds October 31, 2005

Janus Enterprise Fund

Schedule of Investments

As of October 31, 2005

Shares or Principal Amount                                                                                     Value
---------------------------------------------------                                                        --------------

Common Stock - 98.0%

                           Advertising Sales - 2.8%
                                          1,057,650     Lamar Advertising Co.*,#                           $   47,192,343

Airlines - 1.1%
                                            372,978     Ryanair Holdings PLC (ADR)*,#                          18,488,519

Apparel Manufacturers - 0.6%
                                            347,875     Coach, Inc.*                                           11,194,618

Applications Software - 0.5%
                                            314,705     Citrix Systems, Inc.*,#                                 8,676,417

Audio and Video Products - 1.6%
                                            267,680     Harman International Industries, Inc.                  26,730,525

Batteries and Battery Systems - 0.4%
                                            139,195     Energizer Holdings, Inc.*,#                             7,027,956

Broadcast Services and Programming - 0.4%
                                            545,665     CKX, Inc.*,#                                            6,842,639

Building - Mobile Home and Manufactured Homes - 1.3%
                                            686,580     Thor Industries, Inc.#                                 22,403,105

Building - Residential and Commercial - 1.1%
                                             28,025     NVR, Inc.*,#                                           19,211,138

Casino Services - 0.5%
                                            285,290     Scientific Games Corp. - Class A*,#                     8,547,288

Cellular Telecommunications - 2.9%
                                          1,937,478     Nextel Partners, Inc. - Class A*,#                     48,727,572

Commercial Services - 1.0%
                                            420,962     Iron Mountain, Inc.*,#                                 16,417,518

Commercial Services - Finance - 3.7%
                                            522,455     Jackson Hewitt Tax Service, Inc.#                      12,915,088
                                            337,111     Moody's Corp.#                                         17,954,532
                                            828,716     Paychex, Inc.                                          32,121,032
                                                                                                           --------------
                                                                                                               62,990,652

Computer Services - 0.4%
                                            321,070     Ceridian Corp.*                                         7,034,644

Computers - 0.9%
                                            257,287     Apple Computer, Inc.*                                  14,817,158

Computers - Integrated Systems - 0.7%
                                            407,170     NCR Corp.*,#                                           12,304,677

Containers - Metal and Glass - 2.8%
                                            888,855     Ball Corp.                                             34,994,221
                                            701,200     Owens-Illinois, Inc.*                                  13,350,848
                                                                                                           --------------
                                                                                                               48,345,069

                                Cruise Lines - 0.7%
                                            292,080     Royal Caribbean Cruises, Ltd. (U.S. Shares)#           12,103,795

Data Processing and Management - 1.3%
                                            553,975     NAVTEQ Corp.*,#                                        21,671,502

Dental Supplies and Equipment - 1.0%
                                            429,475     Patterson Companies, Inc.*,#                           17,771,676

Diagnostic Kits - 0.4%
                                            184,570     Dade Behring Holdings, Inc.                             6,646,366

E-Commerce/Services - 0.3%
                                            199,920     IAC/InterActiveCorp*                                    5,117,952

Electric Products - Miscellaneous - 1.6%
                                            684,250     AMETEK, Inc.#                                          27,869,503

Shares or Principal Amount                                                                                     Value
---------------------------------------------------                                                        --------------
      Electronic Components - Semiconductors - 3.2%
                                          1,346,395     Advanced Micro Devices, Inc.*,#                    $   31,263,292
                                            665,380     ATI Technologies, Inc. (U.S. Shares)*,#                 9,614,741
                                            459,165     International Rectifier Corp.*,#                       13,586,692
                                                                                                           --------------
                                                                                                               54,464,725

            Electronic Measuring Instruments - 0.2%
                                            130,815     Trimble Navigation, Ltd.*                               3,776,629

                      Entertainment Software - 1.3%
                                            707,901     Activision, Inc.*,#                                    11,163,599
                                            181,835     Electronic Arts, Inc.*                                 10,342,775
                                                                                                           --------------
                                                                                                               21,506,374

                             Fiduciary Banks - 1.4%
                                            253,462     Investors Financial Services Corp.#                     9,677,179
                                            280,590     Northern Trust Corp.                                   15,039,624
                                                                                                           --------------
                                                                                                               24,716,803

                        Finance - Commercial - 0.5%
                                            392,985     CapitalSource, Inc.*,#                                  8,645,670

                    Finance - Other Services - 1.4%
                                             64,560     Chicago Mercantile Exchange Holdings, Inc.#            23,574,084

                               Food - Canned - 0.9%
                                            582,729     TreeHouse Foods, Inc.*                                 15,057,717

                       Food - Dairy Products - 1.9%
                                            895,202     Dean Foods Co.*                                        32,361,552

                           Hotels and Motels - 1.3%
                                            387,975     Starwood Hotels & Resorts Worldwide, Inc.              22,669,379

                             Human Resources - 2.0%
                                            540,525     Manpower, Inc.                                         24,474,972
                                            271,105     Robert Half International, Inc.                         9,998,352
                                                                                                           --------------
                                                                                                               34,473,324

                  Independent Power Producer - 1.1%
                                          1,506,835     Reliant Energy, Inc.*,#                                19,136,805

          Industrial Automation and Robotics - 0.5%
                                            164,585     Rockwell Automation, Inc.                               8,747,693

                    Instruments - Scientific - 1.1%
                                            349,962     Fisher Scientific International, Inc.*                 19,772,853

                           Insurance Brokers - 0.5%
                                            220,520     Willis Group Holdings, Ltd.                             8,190,113

            Internet Infrastructure Software - 1.3%
                                            289,990     F5 Networks, Inc.*,#                                   15,088,180
                                            929,120     TIBCO Software, Inc.*,#                                 7,052,021
                                                                                                           --------------
                                                                                                               22,140,201

                           Internet Security - 0.7%
                                                        Check Point Software Technologies, Ltd.
                                            511,180     (U.S. Shares)*                                         11,429,985

 Investment Management and Advisory Services - 2.7%
                                            178,065     National Financial Partners Corp.#                      8,053,880
                                            566,865     T. Rowe Price Group, Inc.                              37,140,995
                                                                                                           --------------
                                                                                                               45,194,875

             Leisure and Recreation Products - 0.6%
                                            268,405     Brunswick Corp.#                                       10,234,283

         Machinery - Construction and Mining - 1.6%
                                            498,710     Terex Corp.*,#                                         27,414,089

                           Machinery - Pumps - 0.6%
                                            302,820     Graco, Inc.#                                           10,377,641

See Notes to Schedules of Investments and Financial Statements.

                     Janus Growth Funds October 31, 2005 15

Janus Enterprise Fund

Schedule of Investments

As of October 31, 2005

Shares or Principal Amount                                                                        Value
------------------------------------------                                                    --------------
Medical - Biomedical and Genetic - 3.9%
                                   900,230     Celgene Corp.*                                 $   50,502,903
                                   248,160     Invitrogen Corp.*,#                                15,780,494
                                                                                              --------------
                                                                                                  66,283,397

                    Medical - Drugs - 0.9%
                                   135,435     Forest Laboratories, Inc.*                          5,134,341
                                   119,655     Merck KGaA                                          9,891,782
                                                                                              --------------
                                                                                                  15,026,123

                      Medical - HMO - 1.6%
                                   500,118     Coventry Health Care, Inc.*                        27,001,371

Medical - Nursing Homes - 0.8%
                                   373,885     Manor Care, Inc.#                                  13,927,216

Medical Instruments - 1.8%
                                   113,810     Foxhollow Technologies, Inc.*,#                     5,156,731
                                    69,435     Intuitive Surgical, Inc.*,#                         6,160,968
                                   407,665     St. Jude Medical, Inc.*                            19,596,456
                                                                                              --------------
                                                                                                  30,914,155

                   Medical Products - 1.4%
                                    89,000     Synthes, Inc.                                       9,422,189
                                   298,385     Varian Medical Systems, Inc.*,#                    13,594,421
                                                                                              --------------
                                                                                                  23,016,610

        Miscellaneous Manufacturing - 0.7%
                                 6,378,270     FKI PLC                                            11,515,364

Motion Pictures and Services - 0.7%
                                               Lions Gate Entertainment Corp.
                                 1,208,450     (U.S. Shares)*,#                                   11,601,120

Multi-Line Insurance - 1.2%
                                   556,875     Assurant, Inc.#                                    21,272,625

Oil Companies - Exploration and Production
- 4.1%
                                   798,985     EOG Resources, Inc.                                54,155,203
                                   340,345     Murphy Oil Corp.#                                  15,945,163
                                                                                              --------------
                                                                                                  70,100,366

                   Optical Supplies - 0.9%
                                   115,250     Alcon, Inc. (U.S. Shares)#                         15,316,725

Pipelines - 2.4%
                                   457,606     Kinder Morgan, Inc.#                               41,596,385

Printing - Commercial - 0.6%
                                   300,165     R.R. Donnelley & Sons Co.#                         10,511,778

Property and Casualty Insurance - 0.9%
                                   348,785     W. R. Berkley Corp.                                15,241,905

Recreational Vehicles - 0.6%
                                   227,975     Polaris Industries, Inc.#                          10,279,393

Reinsurance - 2.1%
                                    10,527     Berkshire Hathaway, Inc. -
                                               Class B*                                           29,633,505
                                   272,435     Montpelier Re Holdings, Ltd.
                                               (U.S. Shares)#                                      5,475,944
                                                                                              --------------
                                                                                                  35,109,449

               Respiratory Products - 0.8%
                                   402,590     Respironics, Inc.*,#                               14,440,903

Retail - Auto Parts - 0.7%
                                   297,309     Advance Auto Parts, Inc.*,#                        11,149,088

Retail - Office Supplies - 2.0%
                                   299,625     Office Depot, Inc.*                                 8,248,676
                                 1,118,815     Staples, Inc.                                      25,430,665
                                                                                              --------------
                                                                                                  33,679,341


Shares or Principal Amount                                                                        Value
------------------------------------------                                                    --------------
               Retail - Restaurants - 0.8%
                                   261,791     Yum! Brands, Inc.                              $   13,317,308

                            Schools - 1.4%
                                   237,369     Apollo Group, Inc. - Class A*,#                    14,958,994
                                    90,535     Strayer Education, Inc.#                            8,103,788
                                                                                              --------------
                                                                                                  23,062,782

       Semiconductor Components/Integrated
                           Circuits - 2.4%
                                   352,845     Linear Technology Corp.#                           11,717,982
                                   617,665     Marvell Technology Group, Ltd.*,#                  28,665,833
                                                                                              --------------
                                                                                                  40,383,815

            Semiconductor Equipment - 1.3%
                                   258,550     KLA-Tencor Corp.                                   11,968,280
                                   433,920     Novellus Systems, Inc.*,#                           9,485,491
                                                                                              --------------
                                                                                                  21,453,771

        Telecommunication Equipment - 0.7%
                                   403,340     Adtran, Inc.                                       12,201,035

         Telecommunication Services - 0.9%
                                   611,140     Amdocs, Ltd. (U.S. Shares)*                        16,176,876

                         Television - 0.9%
                                   571,573     Univision Communications, Inc. - Class A*,#        14,940,918

           Textile-Home Furnishings - 0.9%
                                   200,485     Mohawk Industries, Inc.*,#                         15,647,854

                       Therapeutics - 2.9%
                                   366,228     Gilead Sciences, Inc.*                             17,304,273
                                   486,527     Neurocrine Biosciences, Inc.*                      25,698,356
                                    91,860     United Therapeutics Corp.*                          6,784,780
                                                                                              --------------
                                                                                                  49,787,409

                               Toys - 1.1%
                                 1,044,122     Marvel Entertainment, Inc.*                        18,376,547

            Transportation - Marine - 0.6%
                                   219,495     Alexander & Baldwin, Inc.#                         10,742,085

          Transportation - Railroad - 0.8%
                                   183,385     Canadian National Railway Co. (U.S. Shares)        13,291,745

          Transportation - Services - 0.8%
                                   226,860     Expeditors International of Washington, Inc.#      13,763,596

             Transportation - Truck - 0.4%
                                   326,940     J.B. Hunt Transport Services, Inc.#                 6,345,905

                 Wireless Equipment - 1.2%
                                   830,135     Crown Castle International Corp.*                  20,354,910
------------------------------------------                                                    --------------
  Total Common Stock (cost $1,126,308,283)                                                     1,669,847,297

                  Other Securities - 19.1%
                               325,512,940     State Street Navigator Securities Lending
                                               Prime Portfolio+ (cost $325,512,940)              325,512,940

               Repurchase Agreement - 1.4%
                                                Bear Stearns & Company, Inc., 4.1125%
                                                dated 10/31/05, maturing 11/1/05
                                                to be repurchased at $24,102,753
                                                collateralized by $32,629,472
                                                in U.S. Government Agencies
                                                0%, 10/1/35; with a value of $24,582,189
 $                              24,100,000      (cost $24,100,000)                               24,100,000
------------------------------------------                                                   --------------
             Total Investments (total cost
                           $1,475,921,223)
                                 -- 118.5%                                                    2,019,460,237
 Liabilities, net of Cash, Receivables and
                   Other Assets -- (18.5)%                                                     (315,918,660)
------------------------------------------                                                   --------------
                        Net Assets -- 100%                                                   $1,703,541,577



See Notes to Schedules of Investments and Financial Statements.

                     16 Janus Growth Funds October 31, 2005

Schedule of Investments

As of October 31, 2005

Summary of Investments by Country

                                                              % of Investment
Country                               Value                      Securities
-------                           --------------              ---------------
Bermuda                           $   42,331,890                    2.1%
Canada                                34,507,606                    1.7%
Germany                                9,891,782                    0.5%
Ireland                               18,488,519                    0.9%
Israel                                11,429,985                    0.6%
Liberia                               12,103,795                    0.6%
Switzerland                           15,316,725                    0.7%
United Kingdom                        27,692,240                    1.4%
United States++                    1,847,697,695                   91.5%
                                  --------------
Total                             $2,019,460,237                  100.0%



++Includes Short-Term Securities and Other Securities (74.2% excluding Short-Term Securities and Other Securities)

See Notes to Schedules of Investments and Financial Statements.

                     Janus Growth Funds October 31, 2005 17

Janus Mercury Fund (unaudited)

FUND SNAPSHOT

This diversified growth fund typically pursues larger companies believed to be well-positioned for future growth.

PERFORMANCE OVERVIEW

Despite skyrocketing oil prices and steadily rising interest rates, the economy continued to grow during the 12-month period ended October 31, 2005. Company profits remained solid, giving a boost to stock prices. Even so, optimism faltered in the wake of Hurricane Katrina. Against this backdrop, the Fund posted a 13.35% gain, topping the 8.81% return of its primary benchmark, the Russell 1000(R) Growth Index as well as its secondary benchmark, the S&P 500(R) Index, which returned 8.72%.

The Fund's outperformance versus its benchmark can be attributed to our approach of seeking opportunities across many different sectors of the market -- and then carefully constructing the Fund one company at a time. However, sector weightings can and often do have an impact on performance. For instance, during the period, the Fund's exposure to healthcare stocks materially contributed to its strong relative performance, due primarily to our strong stock selection in this group. Several well-chosen stocks in the technology hardware and equipment sector also helped boost our results. Meanwhile, areas of weakness for the Fund included the banking, diversified financials and capital goods sectors, where select holdings experienced setbacks.

STRATEGY IN THIS ENVIRONMENT

Although I am mindful of the economic factors that could impact the Fund's results, my focus -- first and foremost -- is on individual company fundamentals. I believe our research is best focused on analyzing companies one by one, understanding what truly drives free cash flow, and whether those companies will outperform. I place less emphasis on aggressive allocations amongst various sectors and short-term considerations. Instead, I favor holdings with the most attractive risk/reward characteristics for the long-term.

FUND COMPOSITION

As of October 31, 2005, equities comprised 98.1% of the Fund, which included 19.7% in foreign holdings. The Fund's 10 largest holdings by weight represented 30.5% of its total net assets and cash accounted for 1.9% of total net assets.

LEADERS INCLUDED PHARMACEUTICAL, TRANSPORTATION AND HEALTHCARE STOCKS

Reviewing our list of top contributors, it's worth noting that pharmaceuticals and transportation have proven to be among the Fund's best-performing sectors for two years running -- a rare occurrence, to be sure. In fact, this is the first time in my 10 years managing investments at Janus that I can recall the same two industry groups emerging as repeat winners. Standing out in the pharmaceutical category was Swiss concern Roche. Although the company boasts a solid diagnostics business, its double-digit annual gain was largely thanks to its majority stake in biotechnology firm Genentech and its growing portfolio of cancer therapies, including Avastin, Rituxan and Tarceva. The drug maker also is restructuring its balance sheet, exiting unrelated businesses to focus solely on pharmaceuticals and diagnostics. As we see it, Roche's tremendous revenue growth and improving fundamentals, both in top-line sales and operating margins, add up to a very attractive business and a potentially profitable long-term investment.

In transportation, Canadian National Railway moved ahead. The railroad, which operates passenger- and product-hauling lines in Canada and the U.S., easily outdistanced earnings estimates for the past year. Although I expect the railroad's fast-paced earnings growth to slow somewhat in the future, our research indicates that its margins and cash flow generation should remain strong as Canadian National benefits from projected rising customer demand driven by surging Asian imports and expanding domestic markets.

(DAVID CORKINS PHOTO)

David Corkins

portfolio manager

Top 10 Equity Holdings -- (% of Net Assets)

                                     OCTOBER 31, 2005          OCTOBER 31, 2004
                                     ----------------          ----------------
Roche Holding A.G.                              3.8%                      3.7%
UnitedHealth Group, Inc.                        3.5%                      3.0%
Yahoo!, Inc.                                    3.4%                      3.2%
General Electric Co.                            3.3%                       --
JP Morgan Chase & Co.                           3.3%                      2.9%
Microsoft Corp.                                 2.9%                      3.1%
Berkshire Hathaway, Inc. - Class B              2.8%                      3.8%
Procter & Gamble Co.                            2.7%                       --
Canadian National Railway Co.
 (U.S. Shares)                                  2.5%                      3.2%
Texas Instruments, Inc.                         2.3%                      2.4%



                     18 Janus Growth Funds October 31, 2005

(unaudited)

The market for managed healthcare has continued to expand as well, which has aided our position in UnitedHealth Group, one of the nation's largest health insurers. Indeed, in reporting its third-quarter results in mid-October, the company announced that it served 11.4 million people, an increase of nearly a half-million this year alone. This robust growth helped drive profits up 21% for the period. Overall growth and earnings in 2005 have been exceptionally strong, and the forecast for 2006 -- following the introduction of UnitedHealth's new prescription drug plan and close of its acquisition of PacifiCare Health Systems -- looks equally impressive.

Given the intense focus on soaring oil and gas prices during the year, our discussion of winners would not be complete without mentioning one of our best performers in the energy group, BJ Services. The oilfield services provider benefited as crude oil prices hit record highs of over $70 a barrel after Hurricane Katrina hit the Gulf Coast in August. BJ Services also got a lift after reporting fiscal third-quarter earnings that beat analysts' expectations. The company's announcement that it will raise prices on domestic pressure pumping services gave BJ Services an added boost.

MANUFACTURING AND FINANCIAL SERVICES HOLDINGS WORKED AGAINST US

My longtime investors know that I prefer to invest in a diverse and eclectic group of equities representing a broad spectrum of the market's offerings. Roughly three-quarters of the Fund's holdings are what I consider "classic" growth stocks. The remaining one-quarter consists of what I refer to as "turnaround" names. This makes for what I believe to be a well-balanced portfolio of holdings that may outperform in strong markets as well as weaker economic environments.

Unfortunately, our investment in industrial conglomerate Tyco International suffered as turnaround efforts at the firm stalled. The company -- whose myriad businesses include security and fire protection systems, electronics, healthcare, engineering products and plastics and adhesives -- reduced its earnings outlook for the fiscal year on weak growth in its plastics unit, tepid revenue and working capital issues. Although we believe the stock still has upside potential, and management is focused on further restructuring efforts, we decided to reduce our position in the stock as the balance of risk and reward has become less favorable.

Another of the Fund's "turnaround" names, Fannie Mae turned down rather than up during the reporting period and disappointed us. The leading U.S. mortgage lender already was pressured from investigations into alleged accounting irregularities that led it to restate earnings for the past several years when it fell further after charges of additional violations surfaced in September. As we see it, the stock's risk/reward tradeoff still may be attractive and we are continuing to hold the position as we monitor its progress.

INVESTMENT STRATEGY AND OUTLOOK

Looking ahead, a flattening yield curve suggests that the economy soon may be facing a headwind amid persistent worries about plunging consumer confidence and lackluster spending. Still, I feel confident about the strength of corporate balance sheets and profits. Bond credit spreads have widened, as well, which supports a belief that risk is being priced more effectively in the market. Regardless of what direction the economy takes, I will continue to focus on companies that should benefit from a focus on free cash flow generation and return on capital. As always, the goal of our rigorous efforts is to enhance the value of your investment with us.

It has been almost 3 years since I took over the management of the Mercury Fund at the end of February 2003. Since that time the Fund has returned 17.72% on an annualized, absolute basis and outperformed 87% of its peers in the Lipper Large-Cap Growth Universe. The entire investment team at Janus has worked diligently to generate these results and it wouldn't have been possible without the combined efforts of the analysts, associates and portfolio managers. To paraphrase Will Rogers, to be successful you have to know, love and believe in what you are doing. Our group continues to work hard to grow your investment and appreciates your confidence.

Thank you for your investment in Janus Mercury Fund.

SIGNIFICANT AREAS OF INVESTMENT -- Fund vs. Index (% of Net Assets)

(BAR CHART)

                                             JANUS MERCURY     RUSSELL 1000(R)
                                                 FUND           GROWTH INDEX
                                             -------------    -----------------
Diversified Operations                            6.4%               6.4%
Medical -- Drugs                                  6.1%               3.8%
Medical -- HMO                                    6.0%               2.3%
Finance -- Investment Bankers/Brokers             5.2%               0.7%
Web Portals/Internet Service Providers            4.4%               1.7%


                     Janus Growth Funds October 31, 2005 19

Janus Mercury Fund (unaudited)

Performance

Average Annual Total Return -- for the periods ended October 31, 2005

                               ONE             FIVE             TEN               SINCE
                               YEAR            YEAR             YEAR            INCEPTION*
                               ----            ----             ----            ----------
Janus Mercury Fund            13.35%           (9.06)%          9.40%              12.49%
Russell 1000(R)
 Growth Index                  8.81%           (7.93)%          6.78%               8.53%
S&P 500(R) Index               8.72%           (1.74)%          9.34%              10.39%
Lipper Ranking - based
 on total returns for
 Large-Cap Growth Funds     141/679          335/457           8/151                1/84

(PERFORMANCE GRAPH)

                   JANUS MERCURY               S&P           RUSSELL 1000(R)
                        FUND                500(R) INDEX          GROWTH INDEX
                   -------------            ------------     -----------------
 5/3/1993*            $10,000                $10,000              $10,000
10/31/1995            $17,724                $14,084              $14,435
10/31/1997            $24,523                $23,090              $22,987
10/31/1999            $56,907                $35,398              $38,464
10/31/2001            $37,644                $28,201              $25,255
10/31/2003            $35,754                $28,921              $24,729
10/31/2005            $43,521                $34,405              $27,818



Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-3713 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The date of the Lipper ranking is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

* The Fund's inception date -- May 3, 1993

FUND EXPENSES

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

BEGINNING ACCOUNT VALUE          ENDING ACCOUNT VALUE        EXPENSES PAID DURING PERIOD
EXPENSE EXAMPLE                         (5/1/05)                   (10/31/05)                  (5/1/05-10/31/05)*
-----------------------          --------------------        ---------------------------       ------------------
Actual                                 $1,000.00                    $1,095.40                        $4.81
Hypothetical
 (5% return before expenses)           $1,000.00                    $1,020.62                        $4.63



*Expenses are equal to the annualized expense ratio of 0.91%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

See "Explanations of Charts, Tables and Financial Statements."

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Effective February 25, 2005, Janus Mercury Fund changed its primary benchmark from the S&P 500(R) Index to the Russell 1000(R) Growth Index. The new primary benchmark will provide a more appropriate comparison to the Fund's investment style. The Fund will retain the S&P 500(R) Index as a secondary benchmark index.

                     20 Janus Growth Funds October 31, 2005

Janus Mercury Fund

Schedule of Investments

As of October 31, 2005

Shares or Principal Amount                                                                                          Value
--------------------------                                                                                     --------------
Common Stock - 97.7%

                        Advertising Sales - 0.7%

                                         732,410     Lamar Advertising Co.*,#                                  $   32,680,134

Aerospace and Defense - 1.2%
                                         856,930     Lockheed Martin Corp.#                                        51,895,681

Agricultural Operations - 0.4%
                                         645,870     Delta and Pine Land Co.#                                      16,114,457

Applications Software - 2.9%
                                       4,988,505     Microsoft Corp.                                              128,204,579

Athletic Footwear - 1.6%
                                         867,800     NIKE, Inc. - Class B#                                         72,938,590

Audio and Video Products - 0.8%
                                         346,365     Harman International Industries, Inc.#                        34,588,009

Automotive - Cars and Light Trucks - 1.0%
                                       1,012,369     BMW A.G.**,#                                                  44,029,759

Broadcast Services and Programming - 2.5%
                                       1,186,050     Liberty Global, Inc. - Class A*,#                             29,378,459

                                       1,186,050     Liberty Global, Inc. - Class C*,#                             28,133,106

                                       6,649,443     Liberty Media Corp. - Class A*,#                              52,996,060
                                                                                                               --------------
                                                                                                                  110,507,625

                         Cable Television - 1.0%

                                       1,577,285     Comcast Corp. - Special Class A*                              43,233,382

Cellular Telecommunications - 0.7%
                                       1,223,240     Nextel Partners, Inc. - Class A*,#                            30,764,486

Chemicals - Specialty - 1.8%
                                          75,454     Givaudan S.A.**                                               48,630,919

                                         351,670     Syngenta A.G. (ADR)*,**,#                                      7,557,388

                                         244,497     Syngenta A.G.*,**                                             26,206,604
                                                                                                               --------------
                                                                                                                   82,394,911

                                Computers - 2.3%

                                       1,376,405     Dell, Inc.*,#                                                 43,879,791

                                       2,074,260     Hewlett-Packard Co.#                                          58,162,251
                                                                                                               --------------
                                                                                                                  102,042,042

Cosmetics and Toiletries - 2.7%
                                       2,176,090     Procter & Gamble Co.                                         121,839,279

Data Processing and Management - 0.8%
                                         770,940     Automatic Data Processing, Inc.#                              35,972,060

Diversified Operations - 6.4%
                                       4,323,900     General Electric Co.                                         146,623,448

                                         857,522     Louis Vuitton Moet Hennessy S.A.**,#                          69,421,041

                                       3,306,125     Smiths Group PLC                                              53,398,217

                                         674,540     Tyco International, Ltd. (U.S. Shares)                        17,801,111
                                                                                                               --------------
                                                                                                                  287,243,817

                      E-Commerce/Products - 0.3%

                                         329,460     Amazon.com, Inc.*                                             13,138,865

E-Commerce/Services - 0.8%
                                         609,340     eBay, Inc.*                                                   24,129,864

                                         428,320     IAC/InterActiveCorp*                                          10,964,992
                                                                                                               --------------
                                                                                                                   35,094,856

        Electronic Components - Semiconductors -
                                            4.4%

                                       1,066,785     Advanced Micro Devices, Inc.*                                 24,770,748

                                         127,236     Samsung Electronics Company, Ltd.**                           67,274,207

                                       3,601,315     Texas Instruments, Inc.#                                     102,817,542
                                                                                                               --------------
                                                                                                                  194,862,497


Shares or Principal Amount                                                                                          Value
--------------------------                                                                                     --------------
Electronic Forms - 0.7%
                                         966,780     Adobe Systems, Inc.#                                      $   31,178,655

Enterprise Software/Services - 0.6%
                                       2,192,182     Oracle Corp.*,#                                               27,796,868

Entertainment Software - 1.5%
                                       1,212,130     Electronic Arts, Inc.*                                        68,945,954

Finance - Investment Bankers/Brokers - 5.2%

                                         729,998     Citigroup, Inc.#                                              33,419,308

                                         400,265     Goldman Sachs Group, Inc.#                                    50,581,488

                                       3,999,045     JP Morgan Chase & Co.                                        146,445,027
                                                                                                               --------------
                                                                                                                  230,445,823
           Finance - Mortgage Loan Banker - 0.5%

                                         460,460     Fannie Mae                                                    21,881,059

Finance - Other Services - 0.3%
                                          33,405     Chicago Mercantile Exchange Holdings, Inc.                    12,197,836

Food - Dairy Products - 0.7%
                                         841,960     Dean Foods Co.*,#                                             30,436,854

Food - Retail - 1.1%
                                         340,675     Whole Foods Market, Inc.#                                     49,101,488

Hotels and Motels - 2.1%
                                       1,603,520     Starwood Hotels & Resorts Worldwide, Inc.#                    93,693,674

Independent Power Producer - 0.5%
                                       1,814,535     Reliant Energy, Inc.*,#                                       23,044,595

Internet Security - 0.5%
                                                     Check Point Software Technologies, Ltd.
                                         902,545     (U.S. Shares)*,#                                              20,180,906

Medical - Biomedical and Genetic - 1.2%

                                         963,115     Celgene Corp.*                                                54,030,752

Medical - Drugs - 6.1%
                                       1,131,955     Eli Lilly and Co.#                                            56,360,039

                                       1,138,109     Roche Holding A.G.**                                         170,007,983

                                         607,481     Sanofi-Aventis**,#                                            48,632,843
                                                                                                               --------------
                                                                                                                  275,000,865
                            Medical - HMO - 6.0%

                                         523,590     Aetna, Inc.                                                   46,369,130

                                       1,190,087     Coventry Health Care, Inc.*                                   64,252,797

                                       2,721,925     UnitedHealth Group, Inc.                                     157,572,238
                                                                                                               --------------
                                                                                                                  268,194,165
                      Medical - Hospitals - 0.4%

                                         414,579     LifePoint Hospitals, Inc.*,#                                  16,210,039

Medical - Nursing Homes - 0.8%
                                         975,075     Manor Care, Inc.#                                             36,321,544

Motion Pictures and Services - 0.3%
                                       1,464,750     Lions Gate Entertainment Corp. (U.S. Shares)*,#               14,061,600

Motorcycle and Motor Scooter Manufacturing - 0.6%

                                         573,575     Harley-Davidson, Inc.#                                        28,409,170

Multi-Line Insurance - 0.8%
                                         569,620     American International Group, Inc.#                           36,911,376

Multimedia - 0.6%
                                       1,018,610     Walt Disney Co.#                                              24,823,526

Networking Products - 1.9%
                                       4,876,775     Cisco Systems, Inc.*,#                                        85,099,724

Oil - Field Services - 1.3%
                                       1,725,660     BJ Services Co.                                               59,966,685


See Notes to Schedules of Investments and Financial Statements.

                     Janus Growth Funds October 31, 2005 21

Janus Mercury Fund

Schedule of Investments

As of October 31, 2005

Shares or Principal Amount                                                                                 Value
---------------------------------------------------                                                   --------------
                        Oil and Gas Drilling - 0.5%
                                            490,535     Global Santa Fe Corp.#                        $   21,853,334

  Oil Companies - Exploration and Production - 1.3%
                                            492,765     Apache Corp.                                      31,453,190
                                            722,895     EnCana Corp. (U.S. Shares)                        33,151,965
                                                                                                      --------------
                                                                                                          64,605,155

                  Oil Companies - Integrated - 3.8%
                                            224,655     Amerada Hess Corp.#                               28,104,341
                                          1,347,810     BP PLC (ADR)#                                     89,494,584
                                            970,780     Exxon Mobil Corp.                                 54,499,589
                                                                                                      --------------
                                                                                                         172,098,514

                           Pharmacy Services - 2.2%
                                          1,872,525     Caremark Rx, Inc.*,#                              98,120,310

                       Printing - Commercial - 0.5%
                                            591,700     R.R. Donnelley & Sons Co.#                        20,721,334

                                 Reinsurance - 2.8%
                                             45,381     Berkshire Hathaway, Inc. - Class B*,#            127,747,515

                  Retail - Building Products - 1.0%
                                            743,265     Lowe's Companies, Inc.                            45,168,214

               Retail - Consumer Electronics - 0.9%
                                            951,422     Best Buy Company, Inc.                            42,109,938

                    Retail - Office Supplies - 1.6%
                                          3,056,847     Staples, Inc.                                     69,482,132

              Retail - Pet Food and Supplies - 0.4%
                                            749,830     PETsMART, Inc.#                                   17,621,005

                        Savings/Loan/Thrifts - 0.7%
                                          2,153,826     NewAlliance Bancshares, Inc.#                     31,058,171

Semiconductor Components/Integrated Circuits - 1.5%
                                          1,872,110     Maxim Integrated Products, Inc.#                  64,924,775
                           Steel - Producers - 0.8%
                                            179,775     POSCO**                                           36,419,935

  Telecommunication Equipment - Fiber Optics - 0.8%
                                          1,780,950     Corning, Inc.*,#                                  35,779,286

                                  Television - 0.5%
                                            796,950     Univision Communications, Inc. - Class A*,#       20,832,273

                                Therapeutics - 0.4%
                                            360,835     Neurocrine Biosciences, Inc.*                     19,059,305

                                        Toys - 0.5%
                                          1,246,427     Marvel Entertainment, Inc.*,#                     21,937,115

                   Transportation - Railroad - 3.4%
                                          1,545,900     Canadian National Railway Co. (U.S. Shares)      112,046,832
                                            586,187     Union Pacific Corp.#                              40,552,417
                                                                                                      --------------
                                                                                                         152,599,249

                   Transportation - Services - 2.7%
                                          1,689,980     C.H. Robinson Worldwide, Inc.#                    59,588,695
                                            677,875     FedEx Corp.#                                      62,317,049
                                                                                                      --------------
                                                                                                         121,905,744

      Web Portals/Internet Service Providers - 4.4%
                                            117,110     Google, Inc. - Class A*                           43,581,315
                                          4,120,365     Yahoo!, Inc.*,#                                  152,329,894
                                                                                                      --------------
                                                                                                         195,911,209

                          Wireless Equipment - 1.0%
                                          1,921,500     Motorola, Inc.#                                   42,580,440
---------------------------------------------------                                                   --------------
           Total Common Stock (cost $3,278,936,926)                                                    4,368,013,140


Shares or Principal Amount                                                                                 Value
---------------------------------------------------                                                   --------------
Preferred Stock - 0.4%

U.S. Government Agency - 0.4%
                                            286,800     Fannie Mae, 7.00% (cost $14,340,000)          $   15,702,300

Other Securities - 5.9%
                                        264,912,132     State Street Navigator Securities Lending
                                                        Prime Portfolio+ (cost $264,912,132)             264,912,132

Time Deposit - 1.9%
                                                        Societe Generale, ETD
         $                               87,100,000     4.00%, 11/1/05 (cost $87,100,000)                 87,100,000
---------------------------------------------------                                                   --------------
                      Total Investments (total cost
                          $3,645,289,058) -- 105.9%                                                    4,735,727,572
          Liabilities, net of Cash, Receivables and
                             Other Assets -- (5.9)%                                                     (262,297,061)
---------------------------------------------------                                                   --------------
Net Assets -- 100%                                                                                    $4,473,430,511

Summary of Investments by Country

                                                      % of Investment
Country                         Value                    Securities
---------------------     ---------------             ---------------
Bermuda                   $    17,801,111                    0.4%
Canada                        159,260,397                    3.4%
Cayman Islands                 21,853,334                    0.5%
France                        118,053,884                    2.5%
Germany                        44,029,759                    0.9%
Israel                         20,180,906                    0.4%
South Korea                   103,694,142                    2.2%
Switzerland                   252,402,894                    5.3%
United Kingdom                142,892,801                    3.0%
United States++             3,855,558,344                   81.4%
                          ---------------            -----------
Total                     $ 4,735,727,572                  100.0%

++Includes Short-Term Securities and Other Securities (74.0% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and                     Currency             Currency            Unrealized
Settlement Date                      Units Sold         Value in $ U.S.        Gain/(Loss)
-----------------                  --------------       ---------------        ----------
Euro 12/2/05                            4,500,000         $  5,401,686         $   64,104
Euro 1/27/06                           17,100,000           20,592,158            384,412
Euro 2/9/06                             6,080,000            7,327,181            348,394
Euro 2/23/06                           15,300,000           18,453,525            639,804
South Korean Won
 11/30/05                           6,800,000,000            6,521,531            128,836
South Korean Won
 5/11/06                           29,350,000,000           28,292,762            (71,609)
Swiss Franc 1/27/06                    56,100,000           43,891,425            597,631
Swiss Franc 2/23/06                    42,900,000           33,649,947          1,086,895
                                   --------------         ------------         ----------
Total                                                     $164,130,215         $3,178,467


See Notes to Schedules of Investments and Financial Statements.

                     22 Janus Growth Funds October 31, 2005

Janus Olympus Fund (unaudited)

FUND SNAPSHOT

This growth fund invests in what we believe are the #1 or #2 market leaders in their respective industries.


PERFORMANCE OVERVIEW

Janus Olympus Fund gained 17.72% for the year ended October 31, 2005, versus its primary benchmark, the Russell 1000(R) Growth Index, which returned 8.81% and its secondary benchmark, the S&P 500(R) Index, which gained 8.72%.

FUND STRATEGY IN A FLATTISH MARKET

To review the past 12 months, the market appreciated toward the end of 2004 but has since remained essentially flat. In this flat market, there have been few identifiable secular trends other than the increased demand for oil and tight supply conditions. Such a flat, trendless market is sometimes called a "stock-picker's market." Indeed, while the annual gain of the Dow Jones Industrial Average, S&P 500(R) and Russell 1000(R) Growth indices were all less than 9%, several individual stocks far surpassed the market gains. Our strategy during the past year was to focus on identifying investments that each had their own catalyst for value creation and share price appreciation regardless of economic or interest rate climate. We feel that this strategy helped generate the healthy returns of the past year.

DIFFERENTIATED RESEARCH IDENTIFIED STRONG PERFORMERS

In reviewing the top performers of the past year, I am struck that 7 of the top 10 are healthcare-related, where our analysts' outstanding research revealed unique potential in several companies. Outside of healthcare, the research team again utilized in-depth analysis to identify underappreciated value in a variety of industries.

The Fund's largest position and strongest performance contributor was Celgene, a biotechnology company focused on hematological disease. Celgene has created a new formulation of its multiple myeloma drug, Thalomid, with fewer side effects and greater efficacy. Specifically, the new drug, Revlimid, has shown the ability to slow disease progression and enable patients to remain transfusion independent for over two years. We believe the drug will be approved by the Food and Drug Administration in the coming year, which should boost sales and profits significantly.

Another pharmaceutical company, eye-care giant Alcon, also provided outstanding returns. The demand for Alcon's products has grown with the aging population, new product introductions, better geographic penetration and firm pricing. The company has taken market share in interocular lenses for cataract surgery after introducing Restor, a multi-focal lens that eliminates the need for reading glasses for some patients.

On the health services side, UnitedHealth Group continued to have a positive impact on the Fund. The company benefits from increasing utilization of healthcare and corporate America's desire to share more healthcare costs with its employees. Also, UnitedHealth's pending merger with PacifiCare will enable the company to re-enter California, cut overlapping expenses and consolidate the company's lead among seniors, which is a focus as Medicare Part D rolls out next year.

Outside of healthcare, retail and energy stocks were also top contributors. Whole Foods Market, the leading organic and natural foods retailer, continued to be one of the most exciting and best-performing investments in the Fund. The company is refining its store model to a larger, higher return-on-investment format with unique prepared food offerings that generate excitement and intense loyalty among its customers. With only 3% market share of total U.S. grocery sales, I believe Whole Foods has tremendous growth potential over the next several years as the company penetrates new markets.


(CLAIRE YOUNG PHOTO)

Claire Young

portfolio manager

Top 10 Equity Holdings -- (% of Net Assets)

                                                        OCTOBER 31, 2005      OCTOBER 31, 2004
                                                        ----------------      ----------------
Celgene Corp.                                                 3.7%                  1.6%
Yahoo!, Inc.                                                  3.4%                  3.6%
Roche Holding A.G                                             3.2%                  2.0%
Whole Foods Market, Inc.                                      3.0%                  1.6%
UnitedHealth Group, Inc.                                      2.4%                  2.1%
Alcon, Inc. (U.S. Shares)                                     2.3%                  1.2%
Teva Pharmaceutical
Industries, Ltd. (ADR)                                        2.1%                   --
Four Seasons Hotels, Inc.                                     2.0%                  2.4%
Varian Medical Systems, Inc.                                  2.0%                  1.9%
Research In Motion,
Ltd. (U.S. Shares)                                            1.8%                   --



                     Janus Growth Funds October 31, 2005 23

Janus Olympus Fund (unaudited)

In the energy sector, EOG Resources, a North American natural gas producer, also rallied as higher natural gas prices and better than expected reserves in the Barnett Shale region supported the asset value of the company.

STOCK-SPECIFIC ISSUES WEIGHED DOWN FUND RESULTS

While our research identified exceptional values, there were some unforeseen events which produced the biggest detriments to Fund performance. The largest performance detractor was Elan of Ireland, which faltered early in the year after its multiple sclerosis drug Tysabri was quickly withdrawn from the market after it allegedly contributed to the deaths of two patients in an experimental trial when used in combination with another drug, Avonex. We elected to liquidate the position as the investment thesis for Elan disappeared with its potential revenue stream. Another weak performer was McAfee, an anti-virus and security software vendor, which suffered when Microsoft announced a series of acquisitions and new product introductions aimed at the company's offerings. I opted to exit the position as these fears continue to proliferate.

Unfortunately, two of our top positions disappointed us with their performance during the year. Research In Motion, the designer, manufacturer and marketer of Blackberry wireless systems, was plagued by uncertainties due to its legal wrangling with NTP on push email patents. As we believe the long-term adoption of wireless email systems is still in nascent stages, we have elected to maintain our position in the company. Meanwhile, Four Seasons, the leading luxury hotel management company, suffered from a series of earnings disappointments stemming from several one-time issues such as inconsistent bonus accrual accounting and lumpy condominium selling fee income. The environment for high-end hotel properties, however, remains strong as limited new supply is added and both occupancy and room rates continue to rise, so we are eagerly awaiting a potential rebound in the stock.

INVESTMENT STRATEGY AND OUTLOOK

Looking ahead, in my opinion the economy has remained surprisingly robust despite many headwinds -- devastation from Hurricane Katrina, high budget deficits that at some point will impact monetary policy, moderating consumer demand due to high oil prices and slowing house price appreciation, and corporate profit squeezes from rising raw material prices and weak end-user pricing ability. In this environment, I expect to see the market to continue to favor companies that provide strong earnings growth despite these impediments, so the Fund remains invested predominantly in stocks that we believe can grow organically and have specific catalysts to improve shareholder value.

Thanks for your confidence and investment in Janus Olympus Fund.

SIGNIFICANT AREAS OF INVESTMENT -- Fund vs. Index (% of Net Assets)

(BAR CHART)

                                               JANUS OLYMPUS FUND          RUSSELL 1000(R) GROWTH INDEX
                                               ------------------          --------------------------

Medical - Biomedical and Genetic                      6.7%                              3.2%
Computers                                             4.5%                              4.0%
Web Portals/Internet Service Providers                4.5%                              1.7%
Medical - Drugs                                       4.0%                              3.8%
Medical - HMO                                         3.9%                              2.3%

                     24 Janus Growth Funds October 31, 2005

(unaudited)

Performance

Average Annual Total Return -- for the periods ended October 31, 2005

                                                 ONE              FIVE               SINCE
                                                 YEAR             YEAR             INCEPTION*
                                             ------------      ------------       ------------
Janus Olympus Fund                                  17.72%            (8.99)%            11.30%
Russell 1000(R) Growth Index                         8.81%            (7.93)%             6.42%
S&P 500(R) Index                                     8.72%            (1.74)%             8.82%
Lipper Ranking - based on
total returns for Multi-Cap Growth Funds           74/414           189/261              12/88



(PERFORMANCE GRAPH)


               JANUS OLYMPUS      S & P 500(R) INDEX         RUSSELL 1000(R) GROWTH
               -------------    ---------------------   --------------------------------
12/29/1995*         $ 10,000                 $ 10,000                    $ 10,000
10/31/1997          $ 15,477                 $ 15,408                    $ 15,241
10/31/1999          $ 35,884                 $ 23,622                    $ 25,502
10/31/2001          $ 22,694                 $ 18,819                    $ 16,744
10/31/2003          $ 23,359                 $ 19,300                    $ 16,396
10/31/2005          $ 28,686                 $ 22,960                    $ 18,444

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-3713 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The date of the Lipper ranking is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

* The Fund's inception date -- December 29, 1995

FUND EXPENSES

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

                                BEGINNING ACCOUNT VALUE       ENDING ACCOUNT VALUE        EXPENSES PAID DURING PERIOD
EXPENSE EXAMPLE                         (5/1/05)                   (10/31/05)                  (5/1/05-10/31/05)*
---------------------------     -----------------------       --------------------        ---------------------------
Actual                                 $   1,000.00               $   1,148.40                     $       5.20
Hypothetical
(5% return before expenses)            $   1,000.00               $   1,020.37                     $       4.89

*Expenses are equal to the annualized expense ratio of 0.96%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

See "Explanations of Charts, Tables and Financial Statements."

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Effective February 25, 2005, Janus Olympus Fund changed its primary benchmark from the S&P 500(R) Index to the Russell 1000(R) Growth Index. The new primary benchmark will provide a more appropriate comparison to the Fund's investment style. The Fund will retain the S&P 500(R) Index as a secondary benchmark index.

                     Janus Growth Funds October 31, 2005 25

Janus Olympus Fund

Schedule of Investments

As of October 31, 2005

Shares or Principal Amount                                                                                  Value
------------------------------------------------                                                       --------------
Common Stock - 95.4%
                   Aerospace and Defense - 1.3%
                                        454,310     Boeing Co.                                         $   29,366,598
Apparel Manufacturers - 0.6%
                                      1,220,850     Quiksilver, Inc.*,#                                    14,076,401
Applications Software - 2.3%
                                        492,235     Citrix Systems, Inc.*                                  13,570,919
                                        106,933     Infosys Technologies, Ltd.                              5,988,201
                                        376,275     Mercury Interactive Corp.*                             13,090,607
                                        707,950     Microsoft Corp.                                        18,194,315
                                                                                                       --------------
                                                                                                           50,844,042
                       Athletic Footwear - 1.3%
                                        357,020     NIKE, Inc. - Class B                                   30,007,531
Audio and Video Products - 0.6%
                                        129,650     Harman International Industries, Inc.#                 12,946,849
Automotive - Truck Parts and Equipment - Original - 0.3%
                                        179,010     Autoliv, Inc.                                           7,690,270
Building - Mobile Home and Manufactured Homes - 0.8%
                                        524,615     Thor Industries, Inc.#                                 17,118,187
Casino Services - 0.5%
                                        412,070     Scientific Games Corp. - Class A*,#                    12,345,617
Cellular Telecommunications - 0.9%
                                      4,145,500     China Mobile, Ltd.                                     18,449,162
                                         70,210     China Mobile, Ltd. (ADR)#                               1,576,215
                                                                                                       --------------
                                                                                                           20,025,377
                        Commercial Banks - 1.8%
                                          3,175     Mizuho Financial Group, Inc.                           21,055,752
                                        226,254     UBS A.G.**                                             19,214,963
                                                                                                       --------------
                                                                                                           40,270,715
                     Commercial Services - 0.7%
                                        351,488     CoStar Group, Inc.*                                    16,853,850
Computer Services - 0.5%
                                        444,400     Park24 Company, Ltd.                                   10,460,064
Computers - 4.5%
                                        282,325     Apple Computer, Inc.*                                  16,259,097
                                        217,025     Dell, Inc.*                                             6,918,757
                                        829,225     Hewlett-Packard Co.                                    23,251,468
                                     30,190,000     Lenovo Group, Ltd.                                     14,798,829
                                        660,720     Research In Motion, Ltd. (U.S. Shares)*,#              40,627,672
                                                                                                       --------------
                                                                                                          101,855,823
              Computers - Memory Devices - 1.4%
                                      1,754,610     EMC Corp.*                                             24,494,355
                                        107,695     SanDisk Corp.*                                          6,342,159
                                                                                                       --------------
                                                                                                           30,836,514
            Containers - Metal and Glass - 0.7%
                                        407,220     Ball Corp.                                             16,032,251
Cosmetics and Toiletries - 1.2%
                                        476,360     Procter & Gamble Co.                                   26,671,396
Data Processing and Management - 1.6%
                                         95,370     First Data Corp.                                        3,857,717
                                        796,695     NAVTEQ Corp.*,#                                        31,166,708
                                                                                                       --------------
                                                                                                           35,024,425
           Dental Supplies and Equipment - 1.2%
                                        667,940     Patterson Companies, Inc.*,#                           27,639,357


Shares or Principal Amount                                                                                  Value
-----------------------------------------------                                                        --------------
Diagnostic Kits - 0.6%
                                        373,175     Dade Behring Holdings, Inc.                        $   13,438,032
Distribution/Wholesale - 0.6%
                                      2,069,500     Esprit Holdings, Ltd.                                  14,589,360
Diversified Operations - 0.1%
                                      2,164,000     Melco International Development, Ltd.                   2,079,669
E-Commerce/Services - 1.1%
                                        622,180     eBay, Inc.*                                            24,638,328
Electric - Generation - 0.2%
                                        329,975     AES Corp.*                                              5,243,303
Electronic Forms - 1.8%
                                      1,258,525     Adobe Systems, Inc.                                    40,587,431
Enterprise Software/Services - 2.6%
                                      1,719,915     Oracle Corp.*                                          21,808,522
                                        855,055     SAP A.G. (ADR)**,#                                     36,716,062
                                                                                                       --------------
                                                                                                           58,524,584
                  Entertainment Software - 1.2%
                                        460,630     Electronic Arts, Inc.*                                 26,200,634
Finance - Credit Card - 1.0%
                                        511,500     Credit Saison Co., Ltd.                                23,068,250
Finance - Investment Bankers/Brokers - 1.8%
                                        609,130     Citigroup, Inc.                                        27,885,971
                                      1,089,000     Mitsubishi UFJ Securities Company, Ltd.                12,357,779
                                                                                                       --------------
                                                                                                           40,243,750
          Finance - Mortgage Loan Banker - 1.1%
                                        499,570     Fannie Mae#                                            23,739,566
Finance - Other Services - 1.7%
                                         42,990     Chicago Mercantile Exchange Holdings, Inc.             15,697,799
                                        243,263     Deutsche Boerse A.G.**,#                               22,879,975
                                                                                                       --------------
                                                                                                           38,577,774
           Financial Guarantee Insurance - 1.1%
                                        441,480     MBIA, Inc.*                                            25,711,795
Food - Retail - 3.0%
                                        466,817     Whole Foods Market, Inc.#                              67,282,334
Food - Wholesale/Distribution - 0.8%
                                        538,125     Sysco Corp.                                            17,171,569
Hazardous Waste Disposal - 0.9%
                                        364,930     Stericycle, Inc.*,#                                    21,005,371
Hotels and Motels - 2.0%
                                        861,745     Four Seasons Hotels, Inc.                              46,215,384
Medical - Biomedical and Genetic - 6.7%
                                        179,945     Alexion Pharmaceuticals, Inc.#                          4,928,694
                                      1,503,536     Celgene Corp.*                                         84,348,369
                                        398,005     Genentech, Inc.*                                       36,059,252
                                        389,900     Invitrogen Corp.*,#                                    24,793,741
                                                                                                       --------------
                                                                                                          150,130,056
                         Medical - Drugs - 4.0%
                                        481,122     Roche Holding A.G.**                                   71,868,846
                                        243,055     Sanofi-Aventis**,#                                     19,458,149
                                                                                                       --------------
                                                                                                           91,326,995
                 Medical - Generic Drugs - 2.1%

                                      1,271,440     Teva Pharmaceutical Industries, Ltd. (ADR) #           48,467,293



See Notes to Schedules of Investments and Financial Statements.

                     26 Janus Growth Funds October 31, 2005

Schedule of Investments

As of October 31, 2005

Shares or Principal Amount                                                                                  Value
-----------------------------------------------                                                        --------------
Medical - HMO - 3.9%
                                        633,660     Coventry Health Care, Inc.*                        $   34,211,303
                                        935,452     UnitedHealth Group, Inc.                               54,153,317
                                                                                                       --------------
                                                                                                           88,364,620
                     Medical - Hospitals - 0.5%
                                        268,730     Triad Hospitals, Inc.*                                 11,052,865
Medical - Nursing Homes - 0.6%
                                        373,700     Manor Care, Inc.                                       13,920,325
Medical Information Systems - 0.2%
                                         48,950     Cerner Corp.*,#                                         4,133,828
Medical Instruments - 2.6%
                                        339,065     Intuitive Surgical, Inc.*,#                            30,085,237
                                         24,095     Kyphon, Inc.*,#                                           965,969
                                        499,005     Medtronic, Inc.                                        28,273,623
                                                                                                       --------------
                                                                                                           59,324,829
                        Medical Products - 2.7%
                                        245,810     Cooper Companies, Inc.#                                16,921,560
                                        972,555     Varian Medical Systems, Inc.*,#                        44,309,606
                                                                                                       --------------
                                                                                                           61,231,166
                   Motorcycle and Motor Scooter
                           Manufacturing - 1.0%
                                        474,605     Harley-Davidson, Inc.#                                 23,507,186
Multi-Line Insurance - 0.8%
                                        283,680     American International Group, Inc.                     18,382,464
Networking Products - 2.5%
                                      2,185,602     Cisco Systems, Inc.*                                   38,138,755
                                        759,090     Juniper Networks, Inc.*,#                              17,709,570
                                                                                                       --------------
                                                                                                           55,848,325
                    Oil - Field Services - 0.6%
                                        215,440     Halliburton Co.                                        12,732,504
Oil and Gas Drilling - 0.6%
                                        251,655     Transocean, Inc.*                                      14,467,646
Oil Companies - Exploration and Production - 1.7%
                                        287,005     Apache Corp.                                           18,319,529
                                        286,605     EOG Resources, Inc.#                                   19,426,087
                                                                                                       --------------
                                                                                                           37,745,616
              Oil Companies - Integrated - 1.8%
                                        306,525     BP PLC (ADR)**                                         20,353,260
                                        351,880     Exxon Mobil Corp.                                      19,754,543
                                                                                                       --------------
                                                                                                           40,107,803
                        Optical Supplies - 2.3%
                                        382,835     Alcon, Inc. (U.S. Shares)**                            50,878,772
Pharmacy Services - 1.2%
                                        518,190     Caremark Rx, Inc.*                                     27,153,156
Retail - Apparel and Shoe - 1.0%
                                        658,790     Nordstrom, Inc.                                        22,827,074
Retail - Jewelry - 1.3%
                                        727,190     Tiffany & Co.                                          28,651,286
Semiconductor Components/Integrated Circuits - 0.3%
                                        574,225     Cypress Semiconductor Corp.*,#                          7,809,460
Semiconductor Equipment - 0.9%
                                        425,140     KLA-Tencor Corp.#                                      19,679,731
Soap and Cleaning Preparations - 0.7%
                                        544,906     Reckitt Benckiser PLC**                                16,463,786
Telecommunication Services - 0.9%
                                        733,755     Amdocs, Ltd. (U.S. Shares)*,**                         19,422,495
Therapeutics - 2.6%
                                        753,094     Neurocrine Biosciences, Inc.*                          39,778,425
                                        265,702     United Therapeutics Corp.*,#                           19,624,750
                                                                                                       --------------
                                                                                                           59,403,175


Shares or Principal Amount                                                                                        Value
--------------------------------------------------                                                     ---------------
Transportation - Services - 2.6%
                                           709,380                C.H. Robinson Worldwide, Inc.#       $    25,012,739
                                                                   United Parcel Service, Inc. -
                                           452,000                                       Class B            32,968,880
                                                                                                       ---------------
                                                                                                            57,981,619
          Web Portals/Internet Service Providers -
                                              4.5%
                                            66,705                       Google, Inc. - Class A*            24,823,599
                                         2,072,190                                 Yahoo!, Inc.*            76,608,864
                                                                                                       ---------------
                                                                                                           101,432,463
                         Wireless Equipment - 1.0%
                                                                      Crown Castle International
                                           902,220                                      Corp.*,#            22,122,434
--------------------------------------------------                                                     ---------------
          Total Common Stock (cost $1,694,013,638)                                                       2,152,951,373
Preferred Stock - 1.1%
Electronic Components - Semiconductors - 1.1%
                                                               Samsung Electronics Company, Ltd.
                                            59,410                            (cost $22,309,175)            24,185,105
Other Securities - 8.6%
                                                               State Street Navigator Securities
                                                                                         Lending
                                                                          Prime Portfolio+ (cost
                                       195,028,151                                 $195,028,151)           195,028,151
Time Deposit - 1.0%
                                                                           Societe Generale, ETD
     $                                  22,900,000             4.00%, 11/1/05 (cost $22,900,000)            22,900,000
--------------------------------------------------                                                     ---------------
                     Total Investments (total cost
                         $1,934,250,964) -- 106.1%                                                       2,395,064,629
         Liabilities, net of Cash, Receivables and
                            Other Assets -- (6.1)%                                                        (138,176,343)
--------------------------------------------------                                                     ---------------
                                Net Assets -- 100%                                                     $ 2,256,888,286


                                                                                               % of Investment
Country                                                             Value                        Securities
--------------------------------------------------          ---------------------            -----------------
                                           Bermuda          $          14,589,360                         0.6%
                                            Canada                     86,843,056                         3.6%
                                    Cayman Islands                     14,467,646                         0.6%
                                            France                     19,458,149                         0.8%
                                           Germany                     59,596,037                         2.5%
                                         Hong Kong                     36,903,875                         1.5%
                                             India                      5,988,201                         0.3%
                                            Israel                     48,467,293                         2.0%
                                             Japan                     66,941,845                         2.8%
                                       South Korea                     24,185,105                         1.0%
                                       Switzerland                    141,962,581                         5.9%
                                    United Kingdom                     56,239,541                         2.4%
                                   United States++                  1,819,421,940                        76.0%
--------------------------------------------------          ---------------------            -----------------
                                             Total          $       2,395,064,629                       100.0%


++Includes Short-Term Securities and Other Securities (66.9% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and                      Currency            Currency            Unrealized
Settlement Date                       Units Sold        Value in $ U.S.       Gain/(Loss)
------------------------              -----------       ---------------      -------------
British Pound 12/2/05                   4,150,000       $    7,342,040       $    234,200
British Pound 1/27/06                   4,600,000            8,135,747            (33,767)
British Pound 2/23/06                   2,150,000            3,802,924             77,826
Euro 12/2/05                            2,000,000            2,400,749             28,492
Euro 1/27/06                           28,750,000           34,621,319            440,351
Swiss Franc 1/27/06                    49,000,000           38,336,538            458,370
Swiss Franc 2/23/06                     4,000,000            3,137,524            101,342
                                                        --------------       ------------
Total                                                   $   97,776,841       $  1,306,814



See Notes to Schedules of Investments and Financial Statements.

                     Janus Growth Funds October 31, 2005 27

Janus Orion Fund (unaudited)

FUND SNAPSHOT

This focused growth fund invests in a small number of well-researched companies, hand-picked for their upside potential.


PERFORMANCE OVERVIEW

The stock market managed modest gains over the year ended October 31, 2005, despite the headwinds of the Federal Reserve raising interest rates repeatedly, higher energy and commodity prices. These factors, as well as a resurgent dollar in 2005, all threaten to negatively impact corporate earnings across many sectors. With all of these threats, companies capable of delivering strong earnings growth should be richly rewarded by the market. Many of the companies we own in Janus Orion Fund delivered on, and sometimes exceeded expectations. I am pleased to report that the Fund outperformed both its primary and secondary benchmarks, the Russell 3000(R) Growth Index and the S&P 500(R) Index, during the 12 month period, gaining 24.80% compared to the 8.99% and 8.72% returns of the Indices, respectively. Janus Orion Fund's strategy of owning what we believe are good businesses that can perform in any market environment continued to deliver.

CONTRIBUTORS INCLUDED A DIVERSIFIED FINANCIAL COMPANY AND A TECHNOLOGY HARDWARE AND EQUIPMENT FIRM

Chicago Mercantile Exchange led the list of strong performers in the Fund during the period. This leading futures exchange's position as the most cost-efficient pool of liquidity for offloading a variety of risks creates a strong barrier to competition. A competitive advantage is an important characteristic I look for when considering investments for the Fund. The stock weakened on short-term pricing concerns driven by a mix shift in trading volumes that resulted in lower average revenues per trade. This year, the company exercised some of its pricing power, and the mix of trades improved. I believe the Chicago Mercantile Exchange continues to have tremendous growth opportunities in businesses that leverage its already-dominant position in interest rate and stock index futures.

Another important contributor during the period was Corning, the leading materials sciences company in fiber optics and flat panel displays. The strength of Corning's businesses is best understood by looking at both the strong margins generated and the near-exclusive nature of many of its customer relationships. For many purposes, I believe Corning's capabilities are unmatched. I established a position in the company in early 2005 because I believed the market was missing both the near-term strength in many of Corning's businesses and the long-term franchise value. Janus' fundamental checks with customers and competitors in Asia gave us confidence that both near-term trends and long-term competitive positioning were solid. The stock was up significantly during the period, making the risk/reward tradeoff for owning it less attractive, so we sold our position entirely.

Finally, Caemi, one of the only pure-play opportunities to invest in iron ore demand was a strong contributor. Our research into companies in the steel and iron ore sector identified iron ore suppliers as an industry with the potential for extraordinary long-term pricing power. We invested in Caemi as our analysis indicated that investors misunderstood the medium-term cash generation potential and longer-term competitive positioning of the company.

SELECT CONSUMER DURABLES AND INTERNET RETAILERS HELD BACK PERFORMANCE

Tempur-Pedic, the leading branded memory-foam mattress and pillow manufacturer and marketer, was a significant underperformer. The company announced two consecutive disappointing quarters. The primary culprits were a slowdown in


(RON SACHS PHOTO)

Ron Sachs

portfolio manager

Top 10 Equity Holdings -- (% of Net Assets)

                                                            OCTOBER 31, 2005          OCTOBER 31, 2004
                                                            ----------------          ----------------
Dade Behring Holdings, Inc.                                        6.8%                      8.6%
CapitalSource, Inc.                                                4.6%                      3.9%
Celgene Corp.                                                      4.5%                      1.2%
National Financial Partners Corp.                                  4.4%                      1.7%
Chicago Mercantile
Exchange Holdings, Inc.                                            3.9%                      4.7%
EOG Resources, Inc.                                                3.6%                      2.2%
CoStar Group, Inc.                                                 3.4%                       --
Cisco Systems, Inc.                                                3.3%                       --
Roche Holding A.G.                                                 3.3%                      4.0%
Companhia Siderurgica
de Tubarao                                                         3.2%                      3.2%

                     28 Janus Growth Funds October 31, 2005

(unaudited)

consumer spending and higher raw material prices. Tempur-Pedic doesn't seem to have a good handle on the causes of a slowdown in same-store sales of its mattresses, and other investors abandoned the stock. I still believe Tempur-Pedic is a differentiated brand capable of strong growth and industry-leading profit margins. In our opinion, the stock price doesn't reflect the company's prospects, so we continue to hold the position, albeit with limited tolerance for continued excuses from management.

Another underperformer during the period was Expedia, a recent spin-out of the travel-related businesses from IAC/InterActiveCorp. We believe Expedia is an important aggregator and distributor of travel services and has strong market positions in most of its businesses that can assure reasonable margins. While the competitive moat may not be easily understood, we feel the stock price indicates few other investors believe that there is any moat at all. A recent bounce in the share price after Expedia's financial results exceeded most skeptics' expectations still leaves the valuation compelling, in our opinion, and our thesis remains intact. We consequently continue to hold the position.

STRATEGY IN THE MONTHS AHEAD

Going forward, I will continue to work to deliver strong risk-adjusted returns to the Fund's shareholders. Despite strong performance for the Fund over the last 12 months, I believe this market continues to present opportunities to buy great businesses at attractive prices.

Thank you for your investment.

SIGNIFICANT AREAS OF INVESTMENT -- Fund vs. Index (% of Net Assets)

(BAR CHART)

                                             JANUS ORION FUND                 RUSSELL 3000(R) GROWTH INDEX
                                             ----------------                 --------------------------
Diagnostic Kits                                   6.8%                                    0.1%
Finance - Other Services                          5.6%                                    0.2%
Finance - Commercials                             4.6%                                    0.0%
Medical - Biomedical and Genetic                  4.5%                                    3.2%
Investment Management and Advisory Services       4.4%                                    0.7%


                     Janus Growth Funds October 31, 2005 29

Janus Orion Fund (unaudited)

Performance

Average Annual Total Return -- for the periods ended October 31, 2005

                                        ONE                FIVE              SINCE
                                        YEAR               YEAR            INCEPTION*
                                    ------------      ------------       ------------
Janus Orion Fund                        24.80%            (2.35)%            (4.50)%
Russell 3000(R) Growth Index             8.99%            (7.48)%            (8.84)%
S&P 500(R) Index                         8.72%            (1.74)%            (1.88)%
Lipper Ranking - based
on total returns for
Multi-Cap Growth Funds                  5/414            60/261             86/237

(PERFORMANCE GRAPH)


            JANUS ORION FUND       S & P 500(R) INDEX             RUSSELL 3000(R) GROWTH TOTAL INDEX
            -----------       ------------------------------    ------------------------------------
6/30/2000*    $10,000                  $10,000                               $10,000
10/31/2000    $ 8,810                  $ 9,861                               $ 9,001
10/31/2001    $ 5,225                  $ 7,405                               $ 5,460
10/31/2002    $ 4,353                  $ 6,287                               $ 4,383
10/31/2003    $ 5,657                  $ 7,594                               $ 5,407
10/31/2004    $ 6,268                  $ 8,310                               $ 5,598
10/31/2005    $ 7,823                  $ 9,035                               $ 6,102


Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-3713 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*The Fund's inception date -- June 30, 2000

FUND EXPENSES

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

                                BEGINNING ACCOUNT VALUE       ENDING ACCOUNT VALUE        EXPENSES PAID DURING PERIOD
EXPENSE EXAMPLE                         (5/1/05)                   (10/31/05)                  (5/1/05-10/31/05)*
                                -----------------------       --------------------        ---------------------------
Actual                               $    1,000.00               $    1,153.80                   $        5.48
Hypothetical
(5% return before expenses)          $    1,000.00               $    1,020.11                   $        5.14

*Expenses are equal to the annualized expense ratio of 1.01%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

See "Explanations of Charts, Tables and Financial Statements."

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

The Fund is classified as "nondiversified," meaning it has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." Nondiversified funds may experience greater price volatility.

Concentration may lead to greater price volatility.

There is no assurance that the investment process will consistently lead to successful investing.

This Fund may have significant exposure to emerging markets which may lead to greater price volatility.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Effective February 25, 2005, Janus Orion Fund changed its primary benchmark from the S&P 500(R) Index to the Russell 3000(R) Growth Index. The new primary benchmark will provide a more appropriate comparison to the Fund's investment style. The Russell 3000(R) Growth Index measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000(R) Growth or the Russell 2000(R) Growth indices. The Fund will retain the S&P 500(R) Index as a secondary benchmark index.

                     30 Janus Growth Funds October 31, 2005

Janus Orion Fund

Schedule of Investments

As of October 31, 2005

Shares or Principal Amount                                                                                  Value
------------------------------------------------                                                       --------------
                          Common Stock - 100.7%
Beverages - Wine and Spirits - 2.5%
                                      2,585,584     Davide Campari - Milano S.P.A.                     $   17,538,627
      Broadcast Services and Programming - 1.6%
                                        234,510     Liberty Global, Inc. - Class A*,#                       5,808,813
                                        234,510     Liberty Global, Inc. - Class C*,#                       5,562,577
                                                                                                       --------------
                                                                                                           11,371,390
        Building - Residential and Commercial -
                                           2.6%
                                        345,215     Desarrolladora Homex S.A. (ADR)*,#                     10,318,476
                                        112,730     KB Home#                                                7,366,906
                                                                                                       --------------
                                                                                                           17,685,382
                        Cable Television - 1.6%
                                         13,928     Jupiter Telecommunications Company, Ltd.*              11,162,979
                        Commercial Banks - 3.2%
                                        643,000     Banco Nossa Caixa S.A.*                                10,622,435
                                      3,776,887     Finansbank A.S.*                                       11,457,815
                                                                                                       --------------
                                                                                                           22,080,250
                     Commercial Services - 3.4%
                                        487,180     CoStar Group, Inc.*                                    23,360,281
                               Computers - 1.8%
                                        208,530     Research In Motion, Ltd. (U.S. Shares)*                12,822,510
                Cosmetics and Toiletries - 1.4%
                                        226,197     Alberto-Culver Co.#                                     9,819,212
          Data Processing and Management - 1.7%
                                        306,395     NAVTEQ Corp.*                                          11,986,172
                         Diagnostic Kits - 6.8%
                                      1,308,720     Dade Behring Holdings, Inc.                            47,127,006
                    Diversified Minerals - 2.8%
                                     12,356,230     Caemi Mineracao e Metalurgica S.A.                     19,644,419
                  Diversified Operations - 2.1%
                                        181,909     Louis Vuitton Moet Hennessy S.A.#                      14,726,517
                     E-Commerce/Products - 0.7%
                                        215,900     Submarino S.A.*                                         2,953,069
                                         69,230     Submarino S.A. (GDR)*                                   1,893,468
                                                                                                       --------------
                                                                                                            4,846,537
                     E-Commerce/Services - 4.0%
                                        618,499     Expedia, Inc.*                                         11,621,596
                                        618,499     IAC/InterActiveCorp*,#                                 15,833,575
                                                                                                       --------------
                                                                                                           27,455,171
       Electronic Components - Semiconductors -
                                           1.9%
                                        567,755     MIPS Technologies, Inc.*                                3,185,106
                                        341,735     Texas Instruments, Inc.                                 9,756,534
                                                                                                       --------------
                                                                                                           12,941,640
        Electronic Measuring Instruments - 1.8%
                                        422,905     Trimble Navigation, Ltd.*,#                            12,209,267
                  Entertainment Software - 1.1%
                                        172,344     UbiSoft Entertainment S.A.*,#                           7,947,888
                    Finance - Commercial - 4.6%
                                      1,444,050     CapitalSource, Inc.*,#                                 31,769,100
                Finance - Other Services - 5.6%
                                         74,795     Chicago Mercantile Exchange Holdings, Inc.#            27,311,394
                                        905,405     MarketAxess Holdings, Inc.*,#                          11,172,698
                                                                                                       --------------
                                                                                                           38,484,092
                        Home Furnishings - 1.9%
                                                    Tempur-Pedic International,
                                      1,177,995     Inc.*,#                                                13,028,625


Shares or Principal Amount                                                                                   Value
---------------------------------------------------                                                     --------------
Investment Management and Advisory Services - 4.4%
                                        671,140     National Financial Partners Corp.#                  $   30,355,662
Life and Health Insurance - 1.0%
                                        444,150     Universal American Financial Corp.*,#                    6,573,420
Medical - Biomedical and Genetic - 4.5%
                                        555,130     Celgene Corp.*                                          31,142,793
Medical - Drugs - 3.3%
                                        152,530     Roche Holding A.G.                                      22,784,564
Medical - Generic Drugs - 3.3%
                                        369,805     Taro Pharmaceutical Industries, Ltd.*,#                  8,135,710
                                        387,200     Teva Pharmaceutical Industries, Ltd. (ADR)#             14,760,064
                                                                                                        --------------
                                                                                                            22,895,774
                           Medical - HMO - 1.9%
                                        158,685     PacifiCare Health Systems, Inc.*,#                      13,069,297
Medical Instruments - 1.9%
                                        150,435     Intuitive Surgical, Inc.*,#                             13,348,098
Multi-Line Insurance - 2.8%
                                        500,925     Assurant, Inc.#                                         19,135,335
Networking Products - 3.3%
                                      1,305,955     Cisco Systems, Inc.*                                    22,788,915
Oil Companies - Exploration and Production - 3.6%
                                        368,685     EOG Resources, Inc.                                     24,989,469
Oil Companies - Integrated - 2.5%
                                        138,890     Amerada Hess Corp.                                      17,375,139
Steel - Producers - 3.9%
                                        356,960     Companhia Siderurgica de Tubarao                        21,876,044
                                        255,689     Companhia Siderurgica Nacional S.A. (ADR)*,#             4,909,229
                                                                                                        --------------
                                                                                                            26,785,273
             Telecommunication Equipment - 1.6%
                                        362,420     Adtran, Inc.#                                           10,963,205
Therapeutics - 2.3%
                                        211,915     United Therapeutics Corp.*,#                            15,652,042
Transportation - Marine - 1.8%
                                        261,345     Alexander & Baldwin, Inc.#                              12,790,224
Transportation - Railroad - 1.0%
                                        172,200     All America Latina Logistica                             6,652,313
Transportation - Services - 2.3%
                                        171,235     FedEx Corp.                                             15,741,634
Web Portals/Internet Service Providers - 2.2%
                                        408,835     Yahoo!, Inc.*                                           15,114,630
---------------------------------------------------                                                     --------------
         Total Common Stock (cost $563,944,198)                                                            696,164,852
Other Securities - 17.1%
                                      1,671,255     Foreign Bonds+                                           1,671,255
                                                    State Street Navigator Securities Lending
                                    116,474,462     Prime Portfolio+                                       116,474,462
---------------------------------------------------                                                     --------------
     Total Other Securities (cost $118,145,717)                                                            118,145,717
Repurchase Agreement - 0.9%
                                                     Bear Stearns & Company, Inc., 4.1125%
                                                     dated 10/31/05, maturing 11/1/05
                                                     to be repurchased at $6,300,720
                                                     collateralized by $8,529,696
                                                     in U.S. Government Agencies
                                                     0%, 10/1/35; with a value of $6,426,050
    $                                 6,300,000      (cost $6,300,000)                                       6,300,000
---------------------------------------------------                                                     --------------
                  Total Investments (total cost
                        $688,389,915) -- 118.7%                                                            820,610,569
      Liabilities, net of Cash, Receivables and
                        Other Assets -- (18.7)%                                                           (129,210,042)
---------------------------------------------------                                                     --------------
                             Net Assets -- 100%                                                         $  691,400,527

See Notes to Schedules of Investments and Financial Statements.

                     Janus Growth Funds October 31, 2005 31

Janus Orion Fund

Schedule of Investments

As of October 31, 2005

Summary of Investments by Country

                                                                                                      % of Investment
Country                                                                           Value                  Securities
---------------------------------                                           -----------------         ---------------
Brazil                                                                      $      68,550,977                    8.3%
Canada                                                                             12,822,510                    1.6%
France                                                                             22,674,405                    2.8%
Israel                                                                             22,895,774                    2.8%
Italy                                                                              17,538,627                    2.1%
Japan                                                                              11,162,979                    1.4%
Mexico                                                                             10,318,476                    1.2%
Switzerland                                                                        22,784,564                    2.8%
Turkey                                                                             11,457,815                    1.4%
United States++                                                                   620,404,442                   75.6%
                                                                            -----------------            -----------
Total                                                                       $     820,610,569                  100.0%


++Includes Short-Term Securities and Other Securities (60.4% excluding Short-Term Securities and Other Securities)

See Notes to Schedules of Investments and Financial Statements.

                     32 Janus Growth Funds October 31, 2005

Janus Triton Fund (unaudited)

FUND SNAPSHOT

A unique growth fund that focuses on small- and mid-sized companies believed to have solid growth potential.

PERFORMANCE OVERVIEW

I'm pleased to see that the hard work we did preparing for Janus Triton Fund's launch has paid off. Janus' small- and mid-capitalization research team delivered great investment ideas, and the rest of the research analysts and portfolio managers at Janus continued to identify smaller-capitalization investments appropriate for the Fund. I have been able to leverage their work to build a portfolio of companies that I believe will deliver strong results in any market environment. The early results give me confidence that our strategy of taking advantage of Janus' in-depth research capabilities to identify and invest in what I feel are good businesses with good growth opportunities at highly attractive valuations while exercising prudent risk controls can potentially yield attractive risk-adjusted returns in any market environment. While I believe eight months of performance is far too short a time period to get a true indication of what a fund is capable of, I am happy to report that your Fund has outperformed its benchmark, the Russell 2500(TM) Growth Index since inception. During this period, Janus Triton Fund gained 8.60% compared to 2.94% for the Index.

STANDOUTS INCLUDED A MEDICAL DEVICE MANUFACTURER, ONLINE RETAILER AND DATA SERVICE COMPANY

Strong performers included Intuitive Surgical, the maker of minimally invasive robotic surgery tools known as the da Vinci Surgical System. Intuitive Surgical's strong stock performance was driven by accelerating placements of the da Vinci System. Placements are a critical driver of future growth as the number of surgeries in a hospital increase over time and as operating rooms outfitted with the da Vinci System enable surgeons to improve their comfort with the technology.

Submarino, a leading online retailer of books, music and electronics in Brazil was another strong contributor. Brazil is an ideal market for online retail because high real interest rates make it prohibitively expensive for bricks-and-mortar retailers to stock a deep inventory. Moreover, the high concentration of disposable income in a tight geography drive attractive shipping economics and speed. We spent a great deal of time over the past few years understanding the positive dynamics in many of Brazil's major export industries and companies in iron, steel, soybeans and pulp. As a result of our research, we believe this export strength provides a great Brazilian economic environment for Submarino's smartly-executed online retail strategy to yield good results. Visiting Submarino's lean, yet efficient, offices and distribution facilities, and comparing its product offering and strategy with that of online and offline competitors, gave us a good understanding of the company's strong competitive positioning. We are impressed with the company's management and like the fact that Submarino has chosen to have its shares traded on the Brazilian Stock Exchange's Novo Mercado, which ensures a higher standard of corporate governance than those that opt not to trade on the Novo Mercado. Despite its impressive share performance in the period, we continue to believe the stock offers a compelling risk/reward profile.

CoStar Group, the leading data service for commercial real estate professionals, was another important positive contributor to performance. CoStar essentially provides every piece of data that a commercial real estate agent, tenant or investor needs to understand the rental market, pricing of available properties and the potential value of an individual building or a portfolio of properties. CoStar's business is a natural monopoly -- once the company establishes itself as the best source of this information, local real estate companies have shut down their own database building operations and begun contributing their data to CoStar.


(RON SACHS PHOTO)

Ron Sachs

portfolio manager

Top 10 Equity Holdings -- (% of Net Assets)

                                                                          OCTOBER 31, 2005
                                                                          ----------------
National Financial Partners Corp.                                                4.3%
CoStar Group, Inc.                                                               3.6%
Intuitive Surgical, Inc.                                                         3.2%
Trimble Navigation, Ltd.                                                         3.1%
Dade Behring Holdings, Inc.                                                      3.0%
CapitalSource, Inc.                                                              3.0%
MarketAxess Holdings, Inc.                                                       2.8%
Landstar System, Inc.                                                            2.6%
Tempur-Pedic International, Inc.                                                 2.5%
VistaPrint, Ltd.                                                                 2.4%

                     Janus Growth Funds October 31, 2005 33

Janus Triton Fund (unaudited)

This additional data improves CoStar's product and its value to customers. I believe CoStar is still in its early stages of growth. Our research suggests that customers love and need CoStar's product -- important qualities to look for in a business.

DETRACTORS INCLUDED CONSUMER DURABLES AND CONSUMER PRODUCTS COMPANIES

Tempur-Pedic, the leading branded memory-foam mattress and pillow manufacturer and marketer was a significant underperformer. The company announced two consecutive disappointing quarters. The primary culprits were a slowdown in consumer spending and higher raw material prices. Tempur-Pedic doesn't seem to have a good handle on the causes of a slowdown in same-store sales of its mattresses and other investors abandoned the stock. I still believe Tempur-Pedic is a differentiated brand capable of strong growth and industry-leading profit margins. Furthermore, our research has convinced us that its new, lower-priced mattress offering will significantly expand the potential market for its products and weaken the possibility of knock-off memory foam mattresses. In our opinion, the stock price doesn't reflect the company's prospects, so we continue to hold the position, albeit with limited tolerance for continued shortfalls.

Another underperformer during the period was Spectrum Brands, a diversified consumer products company with significant presence in the battery and specialty pet supplies businesses. The stock declined as some recent acquisitions failed to deliver on expectations and raw materials costs compressed margins. I am disappointed by management's failure to accurately forecast these events and am concerned that the competitive environment in its key battery and pet supplies businesses has become structurally less attractive. While we hold only a small position in the stock, we will continue to closely monitor developments at the company and will size our position accordingly.

GOING FORWARD

Despite the prognostication of many market observers, small- and mid-capitalization stocks continued to outperform their larger-capitalization counterparts. We are seeking many compelling investment opportunities in smaller-capitalization companies and look forward to reporting results.

Thank you for your investment in Janus Triton Fund.

SIGNIFICANT AREAS OF INVESTMENT -- Fund vs. Index (% of Net Assets)

(BAR CHART)


                                                      JANUS TRITON FUND          RUSSELL 2500(TM) GROWTH INDEX
                                                      -----------------          -----------------------------
Therapeutics                                                6.6%                             1.9%
Investment Management and Advisory Services                 4.3%                             1.2%
E-Commerce/Products                                         4.2%                             0.2%
Transportation - Marine                                     3.7%                             0.1%
Commercial Services                                         3.6%                             1.3%


                     34 Janus Growth Funds October 31, 2005

(unaudited)

Performance

Cumulative Total Return -- for the period ended October 31, 2005

                                                                            SINCE
                                                                          INCEPTION*
                                                                          ----------
Janus Triton Fund                                                              8.60%
Russell 2500(TM) Growth Index                                                  2.94%


(PERFORMANCE GRAPH)


                     JANUS TRITON FUND       RUSSELL 2500(TM) GROWTH INDEX
                     -----------------       --------------------------------
2/25/2005*               $ 10,000                       $ 10,000
2/28/2005                $ 10,010                       $  9,942
4/30/2005                $  9,600                       $  9,145
10/31/2005               $ 10,860                       $ 10,294

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-3713 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*The Fund's inception date -- February 25, 2005

FUND EXPENSES

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

                                BEGINNING ACCOUNT VALUE       ENDING ACCOUNT VALUE        EXPENSES PAID DURING PERIOD
EXPENSE EXAMPLE                         (5/1/05)                   (10/31/05)                  (5/1/05-10/31/05)*
-----------------------------   -----------------------       --------------------         --------------------------
Actual                                 $ 1,000.00                  $ 1,131.30                       $ 6.82
Hypothetical
(5% return before expenses)            $ 1,000.00                  $ 1,018.80                       $ 6.46


*Expenses are equal to the annualized expense ratio of 1.27%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

See "Explanations of Charts, Tables and Financial Statements."

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Janus Capital Management LLC has contractually agreed to waive the Fund's total operating expenses to levels indicated in the Statement of Additional Information until at least March 1, 2007. Without such waivers, yields and total return would have been lower.

There is no assurance that the investment process will consistently lead to successful investing.

Funds that emphasize investments in smaller companies may experience greater price volatility.

                     Janus Growth Funds October 31, 2005 35

Janus Triton Fund

Schedule of Investments

As of October 31, 2005

Shares or Principal Amount                                                                                  Value
---------------------------------------------------                                                    --------------
Common Stock - 90.2%
                       Advertising Sales - 2.2%
                                         31,715     Focus Media Holding, Ltd. (ADR)*                   $      832,836
Advertising Services - 1.0%
                                          6,335     R.H. Donnelley Corp.*                                     391,060
Auction House - Art Dealer - 2.2%
                                         19,930     Ritchie Bros. Autioneers, Inc. (U.S. Shares)              817,529
Beverages - Wine and Spirits - 0.7%
                                         36,493     Davide Campari - Milano S.P.A.                            247,541
Broadcast Services and Programming - 0.2%
                                          6,505     CKX, Inc.*                                                 81,573
Building - Mobile Home and Manufactured Homes - 1.5%
                                         16,875     Thor Industries, Inc.                                     550,631
Commercial Services - 3.6%
                                         28,560     CoStar Group, Inc.*                                     1,369,452
Consumer Products - Miscellaneous - 0.9%
                                         16,295     Spectrum Brands, Inc.*                                    337,307
Cosmetics and Toiletries - 1.5%
                                         13,410     Alberto-Culver Co.                                        582,128
Data Processing and Management - 1.5%
                                         14,435     NAVTEQ Corp.*                                             564,697
Diagnostic Equipment - 1.6%
                                         24,070     Cytyc Corp.*                                              610,175
Diagnostic Kits - 3.0%
                                         31,525     Dade Behring Holdings, Inc.                             1,135,215
E-Commerce/Products - 4.2%
                                         14,645     Blue Nile, Inc.*                                          525,316
                                         12,130     Submarino S.A. (GDR)*                                     331,760
                                         53,600     Submarino S.A.*                                           733,138
                                                                                                       --------------
                                                                                                            1,590,214
       Electronic Components - Semiconductors -
                                           2.6%
                                        366,467     ARM Holdings PLC                                          705,405
                                         49,785     MIPS Technologies, Inc.*                                  279,294
                                                                                                       --------------
                                                                                                              984,699
        Electronic Measuring Instruments - 3.1%
                                         40,895     Trimble Navigation, Ltd.*                               1,180,639
Entertainment Software - 3.5%
                                         48,886     Activision, Inc.*                                         770,932
                                         11,837     UbiSoft Entertainment S.A.*                               545,880
                                                                                                       --------------
                                                                                                            1,316,812
                    Finance - Commercial - 3.0%
                                         51,240     CapitalSource, Inc.*                                    1,127,280
Finance - Other Services - 3.5%
                                         10,945     International Securities Exchange, Inc.*                  269,356
                                         84,935     MarketAxess Holdings, Inc.*                             1,048,098
                                                                                                       --------------
                                                                                                            1,317,454
                        Home Furnishings - 2.5%
                                         84,745     Tempur-Pedic International, Inc.*                         937,280
Internet Infrastructure Software - 2.3%
                                         16,655     F5 Networks, Inc.*                                        866,560
Investment Management and Advisory Services - 4.3%
                                         36,120     National Financial Partners Corp.                       1,633,707
Life and Health Insurance - 1.5%
                                         37,665     Universal American Financial Corp.*                       557,442


Shares or Principal Amount                                                                                  Value
---------------------------------------------------                                                    --------------
     Machinery - Construction and Mining - 1.6%
                                         10,860     Terex Corp.*                                       $      596,974
        Medical - Biomedical and Genetic - 2.1%
                                         14,025     Celgene Corp.*                                            786,803
                         Medical - Drugs - 2.3%
                                         99,340     Ligand Pharmaceuticals, Inc. - Class B*                   859,291
                 Medical - Generic Drugs - 1.4%
                                         24,300     Taro Pharmaceutical Industries, Ltd.*                     534,600
                           Medical - HMO - 1.9%
                                          8,650     PacifiCare Health Systems, Inc.*                          712,414
                     Medical Instruments - 3.2%
                                         13,440     Intuitive Surgical, Inc.*                               1,192,531
        Metal Processors and Fabricators - 0.8%
                                         37,125     Earle M. Jorgensen Co.*                                   314,820
                Oil Companies - Exploration and
                              Production - 1.7%
                                         29,035     Western Oil Sands, Inc. - Class A*                        624,409
                   Printing - Commercial - 2.4%
                                         52,525     VistaPrint, Ltd.*                                         889,248
                        REIT - Mortgages - 2.8%
                                         20,200     Newcastle Investment Corp.                                531,058
                                         11,135     Redwood Trust, Inc.                                       518,334
                                                                                                       --------------
                                                                                                            1,049,392
             Retail - Computer Equipment - 0.7%
                                          7,873     GameStop Corp. - Class A*                                 279,334
             Telecommunication Equipment - 1.4%
                                         17,225     Adtran, Inc.                                              521,056
              Telecommunication Services - 0.6%
                                          7,940     NeuStar, Inc. - Class A*                                  242,964
                            Therapeutics - 6.6%
                                        143,145     Cypress Bioscience, Inc.*                                 724,314
                                         16,645     Neurocrine Biosciences, Inc.*                             879,188
                                         11,450     United Therapeutics Corp.*                                845,697
                                                                                                       --------------
                                                                                                            2,449,199
                 Transportation - Marine - 3.7%
                                         12,100     Alexander & Baldwin, Inc.                                 592,174
                                         71,680     Horizon Lines, Inc. - Class A*                            812,134
                                                                                                       --------------
                                                                                                            1,404,308
               Transportation - Railroad - 2.2%
                                         21,910     All America Latina Logistica                              846,412
                  Transportation - Truck - 2.6%
                                         25,710     Landstar System, Inc.*                                    990,349
                      Wireless Equipment - 1.8%
                                         28,395     American Tower Corp. - Class A                            677,221
---------------------------------------------------                                                    --------------
          Total Common Stock (cost $31,837,225)                                                            34,003,556
                    Repurchase Agreement - 9.6%
                                                     Bear Stearns & Company, Inc., 4.1125%
                                                     dated 10/31/05, maturing 11/1/05
                                                     to be repurchased at $3,600,411
                                                     collateralized by $4,874,112
                                                     in U.S. Government Agencies
                                                     0%, 10/1/35; with a value of $3,672,028
    $                                 3,600,000      (cost $3,600,000)                                      3,600,000
---------------------------------------------------                                                    --------------
                  Total Investments (total cost
                          $35,437,225) -- 99.8%                                                            37,603,556
        Cash, Receivables and Other Assets, net
                         of Liabilities -- 0.2%                                                                91,058
---------------------------------------------------                                                    --------------
                             Net Assets -- 100%                                                        $   37,694,614

See Notes to Schedules of Investments and Financial Statements.

                     36 Janus Growth Funds October 31, 2005

Schedule of Investments

As of October 31, 2005

Summary of Investments by Country

                                                                                                      % of Investment
Country                                                                           Value                 Securities
---------------------------                                                  ----------------         ---------------
Bermuda                                                                      $        889,248                    2.4%
Brazil                                                                              1,911,310                    5.1%
Canada                                                                              1,441,938                    3.8%
Cayman Islands                                                                        832,836                    2.2%
France                                                                                545,880                    1.5%
Israel                                                                                534,600                    1.4%
Italy                                                                                 247,541                    0.7%
United Kingdom                                                                        705,405                    1.9%
United States++                                                                    30,494,798                   81.0%
                                                                             ----------------         --------------
Total                                                                        $     37,603,556                  100.0%

++Includes Short-Term Securities (71.5% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements.

                     Janus Growth Funds October 31, 2005 37

Janus Twenty Fund (unaudited)(closed to new investors)

FUND SNAPSHOT

This focused growth fund invests in a concentrated portfolio of 20-30 companies, including well-known market leaders whose products and services consumers may use more of every day.

PERFORMANCE OVERVIEW

Vince Lombardi, the famous football coach of the Green Bay Packers, once said, "It's not whether you get knocked down, it's whether you get back up." I think this quote is especially appropriate at this point in Janus Twenty Funds' history. After delivering outsized returns for our investors in the late 1990s, we performed poorly in the first few years of this decade. Since that time however, we have learned from our bear market experiences, refined our research process and over the past three years have delivered the type of performance we expect of ourselves for our investors.

Specifically, for the one-year period ended October 31, 2005, Janus Twenty Fund returned 20.31%. For the same period, the Russell 1000(R) Growth Index returned 8.81% while the S&P 500(R) Index returned 8.72%. These results placed the Fund back in the top 1% of all Large-Cap Growth Funds over the past year, according to Lipper Analytical Services.

Janus Twenty Fund's trailing three-year performance is just as strong. For the three-year period ended October 31, 2005, the Fund had an annualized return of 16.54%, placing it back in the top 4% of all Lipper Large Cap Growth Funds.

Even the Fund's five-year performance is now on the mend. For the trailing five-year period ended October 31, 2005, which includes the entire brunt of the bear market, Janus Twenty Fund's performance is back in the top half of its Lipper Large-Cap Growth competitors.

                                       ONE                   THREE                   FIVE                    TEN
                                      YEAR                   YEARS                   YEARS                  YEARS
                                  -------------          --------------         ---------------        -------------
Lipper Quartile                   1st                    1st                    2nd                    1st
(Rank as of 10/31/05,
based on total returns)           (5 out of 679)         (18 out of 581)        (212 out of 457)       (2 out of 151)

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call Janus at 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

STEWARDSHIP

Throughout this entire time, our commitment to good stewardship has never wavered. Continuing a long established trend, Janus Twenty Fund's operating expenses this year were 0.86% versus a peer group average of 1.46%, and its turnover rate was just 44% versus a peer group average of 97%. The Fund remains closed to new investors and as has been the case for many years, in addition to being the Fund's manager, I am also one of its single largest investors.

WHAT WENT RIGHT

As for specific investments, some of the Fund's largest and longest-held securities contributed to the performance. UnitedHealth, Roche Holdings, Genentech and Electronic Arts all made meaningfully positive contributions again this year. A couple of newer holdings, such as Celegene, also contributed. Our investment in ConocoPhillips, which was part of a broader investment in the "oil complex," was one of the Fund's single biggest contributors. ConocoPhillips is a vertically integrated international oil company with a number of business segments including exploration and production, refining, marketing and retail sales. We were initially struck by the company's low price-to-earnings ratio and its seemingly low market value of $63 billion dollars versus Exxon's nearly $350 billion dollar market value. We also


(SCOTT SCHOELZEL PHOTO)

Scott Schoelzel

portfolio manager

Top 10 Equity Holdings -- (% of Net Assets)

                               OCTOBER 31, 2005     OCTOBER 31, 2004
                               ----------------     ----------------
UnitedHealth Group, Inc.                    9.8%                12.5%
Genentech, Inc.                             7.0%                 6.0%
ConocoPhillips                              6.3%                  --
Roche Holding A.G.                          6.0%                 7.2%
Electronic Arts, Inc.                       4.9%                 5.5%
NIKE, Inc. - Class B                        4.1%                 6.0%
eBay, Inc.                                  4.1%                17.3%
Wells Fargo & Co.                           3.8%                 3.6%
Apache Corp.                                3.5%                  --
Occidental Petroleum Corp.                  3.4%                  --

                     38 Janus Growth Funds October 31, 2005

(unaudited)

believed that the diversity of Conoco's businesses would help mitigate the increasingly wild swings in the price of the commodity. Finally, we were impressed by Conoco's sheer earnings power. In addition to reinvesting in its various businesses for growth, ConocoPhillips has had ample funds to meaningfully raise its dividend and opportunistically buy its own shares in the open market. As we articulated in our last correspondence, we are not believers in "$100 oil," but do believe there is still a fair amount of tightness in the world's oil complex as worldwide demand continues to grow and replacement reserves become more difficult to secure.

Another outsized contributor to the Fund's performance was Celgene. Celgene is a biotechnology company that focuses on the discovery, development and sales of drugs used in the treatment of various blood borne cancers and inflammatory diseases. Celgene's newest drug, Revlimid, recently received a 90-day review extension by the Food and Drug Administration. During this time we expect the few lingering regulatory issues will be ironed out, which will allow Celgene to begin marketing Revlimid for the treatment of myelodysplastic syndrome (MDS). MDS, in plain English, is a "pre-leukemia" blood disorder. Early next year, we also expect that Revlimid will be approved for the treatment of multiple myeloma, another "leukemia like" blood disorder. Additionally, early data seems to indicate that Revlimid has significant promise in at least two other types of cancer -- chronic lymphocytic leukemia and cutaneous T-cell Lymphoma. The total addressable market for Revlimid continues to grow and I believe Celgene is well positioned to capitalize on its discoveries. Finally, Celgene has a robust pipeline of drugs in the earlier stages development which are of keen interest to us as well.

WHAT WENT WRONG

Of course, not everything went our way this year. In analyzing the Fund's performance, I am pleased to report that the few losses we sustained over the course of the year were, with one exception, quite small. By far the biggest detractor to the Fund's performance was our position in eBay, which occurred in the first half of the year. Since that time eBay has rebounded quite nicely, and we believe the position is appropriately sized in the Fund. We were very disciplined about cutting losses quickly and, no doubt, this discipline has positively contributed to the Fund's performance.

FUND OUTLOOK

Going forward, I am increasingly optimistic about the future of the financial markets. I expect that the two primary headwinds we have been navigating these past 18 months, namely higher interest rates and higher oil prices, will begin to abate. Specifically, sometime in the calendar year 2006, I expect the Federal Reserve, under its new leadership, to move toward a more neutral position on interest rates. I also expect that the year-over-year increases in the price of oil will begin to moderate, leading to a much more favorable environment for stocks, particularly growth stocks.

Janus Twenty Fund's improved results over the period have been increasingly gratifying and I appreciate every single investor's continued commitment to the Fund. There is certainly more work to be done, but we are proud of the progress we have made these past few years. The Fund's improved performance, its efficient operating metrics, the stewardship of the Fund, as well as the depth, breadth and experience of our research analysts are once again a cut above our peers. While no one knows what the future will hold, I am confident in our team, our experience and in our commitment to our investors.

Thank you for your investment and continued confidence in Janus.

SIGNIFICANT AREAS OF INVESTMENT -- Fund vs. Index (% of Net Assets)

(BAR CHART)

                                               JANUS TWENTY FUND      RUSSELL 1000(R) GROWTH INDEX
                                               -----------------      --------------------------
Oil Companies - Integrated                                  16.3%                            0.0%
Medical - HMO                                               10.6%                            2.3%
Medical - Biomedical and Genetic                             9.6%                            3.2%
Oil Companies - Exploration and Production                   6.8%                            1.1%
Medical - Drugs                                              6.0%                            3.8%


                     Janus Growth Funds October 31, 2005 39

Janus Twenty Fund (unaudited)

Performance

Average Annual Total Return -- for the periods ended October 31, 2005

                                           ONE             FIVE             TEN              SINCE
                                          YEAR             YEAR            YEAR            INCEPTION*
                                         -------          -------         -------         -----------
Janus Twenty Fund                          20.31%           (6.77)%         11.32%              13.43%
Russell 1000(R) Growth Index                8.81%           (7.93)%          6.78%              11.25%
S&P 500(R) Index                            8.72%           (1.74)%          9.34%              12.46%
Lipper Ranking - based on total
returns for Large-Cap Growth Funds         5/679          212/457           2/151                2/40

(PERFORMANCE GRAPH)

                           JANUS TWENTY FUND   S & P 500(R) INDEX                 RUSSELL 1000(R) GROWTH INDEX
                           ----------------    -------------------------------   ---------------------------------
4/30/1985*                  $  10,000                 $  10,000                           $  10,000
10/31/1990                  $  18,574                 $  20,507                           $  20,325
10/31/1995                  $  45,344                 $  45,440                           $  46,176
10/31/2000                  $ 188,040                 $ 121,164                           $ 134,519
10/31/2005                  $ 132,459                 $ 111,006                           $  88,984

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-3713 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*The Fund's inception date -- April 30, 1985

FUND EXPENSES

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

                                 BEGINNING ACCOUNT VALUE     ENDING ACCOUNT VALUE     EXPENSES PAID DURING PERIOD
EXPENSE EXAMPLE                         (5/1/05)                  (10/31/05)               (5/1/05-10/31/05)*
----------------------------     -----------------------     --------------------     ---------------------------
Actual                           $              1,000.00     $           1,155.80     $                      4.67
Hypothetical
 (5% return before expenses)     $              1,000.00     $           1,020.87     $                      4.38


*Expenses are equal to the annualized expense ratio of 0.86%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

See "Explanations of Charts, Tables and Financial Statements."

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

The Fund is classified as "nondiversified," meaning it has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." Nondiversified funds may experience greater price volatility.

Concentration may lead to greater price volatility.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Closed to new investors.

Effective February 25, 2005, Janus Twenty Fund changed its primary benchmark from the S&P 500(R) Index to the Russell 1000(R) Growth Index. The new primary benchmark will provide a more appropriate comparison to the Fund's investment style. The Fund will retain the S&P 500(R) Index as a secondary benchmark index.

                     40 Janus Growth Funds October 31, 2005

Janus Twenty Fund

Schedule of Investments

As of October 31, 2005

Shares or Principal Amount                                                                                  Value
---------------------------------------------------                                                 -----------------------
Common Stock - 92.2%
                       Athletic Footwear - 4.1%
                                      4,730,930     NIKE, Inc. - Class B#                              $  397,634,667
Casino Hotels - 2.0%
                                      3,221,810     Harrah's Entertainment, Inc.                          194,855,069
Chemicals - Specialty - 1.4%
                                      1,291,840     Syngenta A.G.*                                        138,466,893
Coal - 1.5%
                                      1,800,000     Peabody Energy Corp.#                                 140,688,000
Computers - 2.4%
                                      1,250,000     Apple Computer, Inc.*                                  71,987,500
                                                    Research In Motion, Ltd. (U.S.
                                      2,645,620     Shares)*,#                                            162,679,174
                                                                                                    -----------------------
                                                                                                          234,666,674
                Cosmetics and Toiletries - 3.3%
                                      5,694,740     Procter & Gamble Co.                                  318,848,493
E-Commerce/Services - 4.1%
                                      9,969,878     eBay, Inc.*,#                                         394,807,169
Entertainment Software - 4.9%
                                      8,280,630     Electronic Arts, Inc.*                                471,002,234
Finance - Consumer Loans - 1.1%
                                      1,828,090     SLM Corp.#                                            101,513,838
Finance - Investment Bankers/Brokers - 2.2%
                                      1,655,385     Goldman Sachs Group, Inc.#                            209,191,003
Medical - Biomedical and Genetic - 9.6%
                                      4,490,190     Celgene Corp.*                                        251,899,659
                                      7,440,195     Genentech, Inc.*,#                                    674,081,666
                                                                                                    -----------------------
                                                                                                          925,981,325
                         Medical - Drugs - 6.0%
                                      3,847,005     Roche Holding A.G.                                    574,656,349
Medical - HMO - 10.6%
                                        898,715     Aetna, Inc.                                            79,590,200
                                     16,225,220     UnitedHealth Group, Inc.#                             939,277,985
                                                                                                    -----------------------
                                                                                                        1,018,868,185
                Oil Companies - Exploration and
                              Production - 6.8%
                                      5,268,280     Apache Corp.                                          336,274,312
                                      2,509,355     EnCana Corp. (U.S. Shares)                            115,079,020
                                      3,052,487     EOG Resources, Inc.#                                  206,897,569
                                                                                                    -----------------------
                                                                                                          658,250,901
             Oil Companies - Integrated - 16.3%
                                      1,290,765     Amerada Hess Corp.#                                   161,474,702
                                      4,764,910     BP PLC (ADR)#                                         316,390,024
                                      9,273,605     ConocoPhillips#                                       606,308,294
                                      2,568,710     Exxon Mobil Corp.                                     144,207,379
                                      4,188,610     Occidental Petroleum Corp.#                           330,397,557
                                                                                                    -----------------------
                                                                                                        1,558,777,956
              Oil Refining and Marketing - 1.5%
                                      1,359,590     Valero Energy Corp.                                   143,083,252
Optical Supplies - 3.2%
                                      2,280,710     Alcon, Inc. (U.S. Shares)#                            303,106,359
Retail - Consumer Electronics - 0.8%
                                      1,750,000     Best Buy Company, Inc.#                                77,455,000
Retail - Restaurants - 0.5%
                                      1,815,090     Starbucks Corp.*,#                                     51,330,745
Super-Regional Banks - 3.8%
                                      6,048,780     Wells Fargo & Co.                                     364,136,556


Shares or Principal Amount                                                                                        Value
------------------------------------------------------                                                   -------------------------
          Web Portals/Internet Service Providers -
                                              5.0%
                                           781,150                     Google, Inc. - Class A*,#             $   290,697,161
                                         5,230,650                                 Yahoo!, Inc.*                 193,377,131
                                                                                                         -------------------------
                                                                                                                 484,074,292
                         Wireless Equipment - 1.1%
                                         2,713,880                                QUALCOMM, Inc.                 107,903,869
------------------------------------------------------                                                   -------------------------
           Total Common Stock (cost $5,799,984,277)                                                            8,869,298,829
                              Money Market -- 2.6%
              200,000,000 Janus Institutional Cash
                                     Reserves Fund
                                              3.87                                              %                200,000,000
                50,000,000 Janus Money Market Fund
                                              3.86                                              %                 50,000,000
------------------------------------------------------                                                   -------------------------
            Total Money Market (cost $250,000,000)                                                               250,000,000
Other Securities - 2.5%
                                                                State Street Navigator Securities
                                                                                          Lending
                                                                           Prime Portfolio+ (cost
                                       237,785,188                                   $237,785,188)               237,785,188
                      Repurchase Agreements - 0.4%
                                                                 Cantor Fitzgerald and Co., 4.05%
                                                                 dated 10/31/05, maturing 11/1/05
                                                                    to be repurchased at $200,023
                                                                       collateralized by $381,944
                                                                      in U.S. Government Agencies
                                                                   0% - 7.50%, 12/15/12 - 5/15/35
                         $                 200,000                        with a value of 204,006                    200,000
                                                                  Citigroup Global Markets, Inc.,
                                                                                            4.05%
                                                                 dated 10/31/05, maturing 11/1/05
                                                                 to be repurchased at $41,104,624
                                                                    collateralized by $50,811,633
                                                                      in U.S. Government Agencies
                                                                       0% - 5.00%,3/1/34 - 8/1/35
                                        41,100,000                     with a value of 41,922,000                 41,100,000
------------------------------------------------------                                                   -------------------------
                 Total Repurchase Agreements (cost
                                      $41,300,000)                                                                41,300,000
        Short-Term U.S. Government Agencies - 0.3%
                                                                    Federal Home Loan Bank System
                                        25,000,000               3.85%, 2/3/06 (cost $24,748,680)                 24,718,750
                              Time Deposits - 3.8%
                                                                            Societe Generale, ETD
                                        68,400,000                                 4.00%, 11/1/05                 68,400,000
                                                                           UBS Finance (DE), Inc.
                                       297,800,000                                 3.98%, 11/1/05                297,800,000
------------------------------------------------------                                                   -------------------------
           Total Time Deposits (cost $366,200,000)                                                               366,200,000
------------------------------------------------------                                                   -------------------------
                     Total Investments (total cost
                         $6,720,018,145) -- 101.8%                                                             9,789,302,767
         Liabilities, net of Cash, Receivables and
                            Other Assets -- (1.8)%                                                              (176,800,147)
------------------------------------------------------                                                   -------------------------
                                Net Assets -- 100%                                                           $ 9,612,502,620

Summary of Investments by Country                                % of Investment
Country                                      Value                 Securities
--------------------------------       ----------------          ---------------
               Canada                  $    277,758,194               2.9%
          Switzerland                     1,016,229,601              10.4%
       United Kingdom                       316,390,024               3.2%
      United States++                     8,178,924,948              83.5%
---------------------                  ----------------          ---------------
                Total                  $  9,789,302,767             100.0%

++Includes Short-Term Securities and Other Securities (74.2% excluding Short-Term Securities and Other Securities)

See Notes to Schedules of Investments and Financial Statements.

                     Janus Growth Funds October 31, 2005 41

Janus Venture Fund (unaudited) (closed to new investors)

FUND SNAPSHOT

This growth fund focuses on small companies, where there's less Wall Street coverage and more opportunity for a research edge.

PERFORMANCE OVERVIEW

Against a volatile backdrop of soaring energy costs and rising interest rates, small-capitalization stocks closed out our fiscal year ended October 31, 2005, in positive territory, surpassing their large-cap peers. To be sure, although the brisk tailwind small caps enjoyed at the end of last year moderated somewhat in 2005, small-caps had a good showing as the economy picked up strength, and corporate profits grew. In this environment, the Fund gained 10.18%, underperforming the 10.91% return of its primary benchmark, the Russell 2000(R) Growth Index, as well as its secondary benchmark, the broader Russell 2000(R) Index, which advanced 12.08%.

The Fund's performance compared to its benchmark is attributable to our emphasis on under-covered small-cap companies that we believe offer the greatest opportunity for growth if they execute as we expect. Specifically, our performance can be linked to strong stock selection within the real estate sector and the commercial services and supplies sector. Our gains were held in check, however, by the weak results posted by select holdings in the software and services sector.

STRATEGY IN THIS ENVIRONMENT

My approach to stock selection in this investment environment -- which has been characterized by solid economic growth that has provided a springboard for corporate profits and, in turn, stock prices -- essentially is unchanged. Although uncertain economic conditions may prompt me to make adjustments on the margins, my goal is to uncover companies not widely followed by Wall Street that boast strong fundamentals and have plenty of room to grow.

FUND COMPOSITION

As of October 31, 2005, the Fund was 100% invested in equities, with foreign stocks accounting for 12.3% of the Fund. The Fund's 10 largest holdings by weight represented 24.9% of its total net assets.

TOP CONTRIBUTORS INCLUDE REAL ESTATE, ENERGY AND COMMERCIAL SERVICES HOLDINGS

Commercial real estate services firm CB Richard Ellis continued its winning streak, amply rewarding us during the reporting period. Our research showing that all the stock's key drivers -- including rental rates and property values -- were headed in the right direction was confirmed when the company announced that third-quarter profits jumped more than fourfold as compared to the same quarter a year ago. Fueling these higher results were favorable investment markets and leasing trends in both the U.S. and Europe. As CB Richard Ellis closed in on the upper end of the Fund's market-capitalization range, we elected to trim the position.

In energy, Western Oil Sands supported our performance. The company owns a 20% stake in the Athabasca Oil Sands Project, where crude oil is extracted from sands mined from a tar pit in northern Alberta. It is a costly process indeed, and one that is not practical from a business standpoint unless the price of oil remains high. However, as long as that price hovers in the $60 per barrel range -- a reasonable assumption considering China and India are propping up worldwide demand levels -- we believe Western Oil Sands should continue operating profitably.

"Operating profitably" certainly describes TALX, our top contributor. The company provides automated employment and income verification, as well as other outsourced employee self-service applications. Not only did the stock post an extraordinary


(WILL BALES PHOTO)

Will Bales

portfolio manager

Top 10 Equity Holdings -- (% of Net Assets)

                                      OCTOBER 31, 2005     OCTOBER 31, 2004
                                      ----------------     ----------------
TALX Corp.                                     3.7%                2.2%
Euronet Worldwide, Inc.                        2.9%                4.0%
CB Richard Ellis Group, Inc.                   2.6%                2.6%
Ultimate Software Group, Inc.                  2.5%                1.8%
Western Oil Sands, Inc. - Class A              2.3%                1.2%
CoStar Group, Inc.                             2.3%                0.2%
Carter's, Inc.                                 2.2%                1.1%
World Fuel Services Corp.                      2.2%                0.5%
Lions Gate Entertainment Corp.
(U.S. Shares)                                  2.1%                1.4%
Jarden Corp.                                   2.1%                1.4%


                     42 Janus Growth Funds October 31, 2005

(unaudited)

triple-digit return for the 12-month period, but management also reported fiscal second-quarter profits that rose 77% on strong revenue gains. Additionally, we were gratified by TALX's announcement guiding up revenues for the full year 2006.

Turning to the retail sector, Carter's is a well-known name to most Americans. Founded in 1865, the popular baby clothier did not go public until 2003. We scrutinized the firm from top to bottom prior to the IPO, and liking what we saw, stepped up and bought its stock in the secondary market. Our confidence has paid off in the form of robust sales and profit growth. Driving the company's success has been its strategy of getting its products in the doors of every department store in the U.S. Building on that success, in July Carter's acquired Oshkosh B'Gosh, a deal that combines two respected children's brands with complementary products and distribution channels.

SOFTWARE AND SERVICES STOCKS LEAD OUR LIST OF LAGGARDS

On the downside, online recruitment-software and services provider and relatively new holding Workstream sold off sharply during the 12-month period and undercut our performance. Despite its stumble, what we find so compelling about Workstream is the scalability of its on-demand workforce management software. Problems started to arise, however, when brisk sales turned into a mounting backlog of unfilled orders. Nevertheless, extensive conversations with Workstream's new chief financial officer, Steve Lerch, convinced me that his plan to put more structure and accountability in place at the fast-growing company eventually would reap benefits. Consequently, we chose to continue to hold Workstream.

Another holding in the online area, Greenfield Online, also worked against us. The company is a leading independent provider of online consumer-panel surveys to the global marketing research industry. Although it reported second-quarter revenues that surged 157% over the same period last year, the stock plunged on investor concerns that the firm overpaid for its recent acquisition of Ciao, which the company purchased in an effort to boost its share of the European online-survey market. We tend to agree with this theory and therefore liquidated our position in Greenfield Online.

INVESTMENT STRATEGY AND OUTLOOK

Given persistent fears that higher oil and gas prices could curb economic growth, the market likely will remain in a narrow trading range. Amid this climate of uncertainty, however, my confidence is not diminished. On the contrary, still-low interest rates and an improving labor market should continue to spur the economy. Moreover, in times such as these, I believe small-cap investors have an edge. Because our focus is on finding "under the radar" companies, we feel we can gain an advantage by investing early in these undiscovered gems whose compelling fundamentals and exciting growth prospects could maximize the Fund's potential for positive returns.

Thank you for your investment in Janus Venture Fund.

SIGNIFICANT AREAS OF INVESTMENT -- Fund vs. Index (% of Net Assets)

(BAR CHART)


                                               JANUS VENTURE FUND     RUSSELL 2000(R) GROWTH INDEX
                                               ------------------     ----------------------------
Commercial Services - Finance                                 5.0%                           0.8%
Oil Companies - Exploration and Production                    3.8%                           2.3%
Enterprise Software/Services                                  3.8%                           1.0%
Computers - Voice Recognition                                 3.7%                           0.2%
Apparel Manufacturers                                         3.6%                           0.6%


                     Janus Growth Funds October 31, 2005 43

Janus Venture Fund (unaudited)

Performance

Average Annual Total Return -- for the periods ended October 31, 2005

                                         ONE               FIVE            TEN               SINCE
                                         YEAR              YEAR            YEAR            INCEPTION*
                                       ---------        ---------       ---------          ----------
Janus Venture Fund                         10.18%           (1.84)%          8.70%              13.13%
Russell 2000(R)
Growth Index                               10.91%           (1.62)%          4.81%               7.67%
Russell 2000(R) Index                      12.08%            6.75%           9.53%              10.62%
Lipper Ranking -
based on total returns
for Small-Cap
Growth Funds                             325/515          168/322           41/96                 1/9

(PERFORMANCE GRAPH)

               JANUS VENTURE FUND     RUSSELL 2000(R) INDEX         RUSSELL 2000(R) GROWTH INDEX
               ------------------     -------------------------     ----------------------------
4/30/1985*        $ 10,000               $ 10,000                            $ 10,000
10/31/1990        $ 22,329               $ 11,744                            $ 11,230
10/31/1995        $ 54,465               $ 31,853                            $ 28,432
10/31/2000        $137,615               $ 57,112                            $ 49,333
10/31/2005        $125,408               $ 79,158                            $ 45,463

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-3713 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*The Fund's inception date -- April 30, 1985

FUND EXPENSES

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

                                 BEGINNING ACCOUNT VALUE     ENDING ACCOUNT VALUE     EXPENSES PAID DURING PERIOD
EXPENSE EXAMPLE                         (5/1/05)                  (10/31/05)               (5/1/05-10/31/05)*
----------------------------     -----------------------     --------------------     ---------------------------
Actual                           $              1,000.00     $           1,085.20     $                      4.57
Hypothetical
 (5% return before expenses)     $              1,000.00     $           1,020.82     $                      4.43

*Expenses are equal to the annualized expense ratio of 0.87%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

See "Explanations of Charts, Tables and Financial Statements."

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

Funds that emphasize investments in smaller companies may experience greater price volatility.

The Fund has been significantly impacted, either positively or negatively, by investing in initial public offerings ("IPOs").

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Effective February 25, 2005, Janus Venture Fund changed its primary benchmark from the Russell 2000(R) Index to the Russell 2000(R) Growth Index. The new primary benchmark will provide a more appropriate comparison to the Fund's investment style. The Fund will retain the Russell 2000(R) Index as a secondary benchmark index.

                     44 Janus Growth Funds October 31, 2005

Janus Venture Fund

Schedule of Investments

As of October 31, 2005

Shares or Principal Amount                                                                                        Value
---------------------------------------------------                                                     -----------------------
Common Stock - 100.2%
                 Advanced Materials/Products - 0.5%
                                            147,416     Ceradyne, Inc.*,#                                  $    5,778,707
Aerospace and Defense - Equipment - 0.6%

                                            524,500     K&F Industries Holdings, Inc.*,#                        8,203,180
Airlines - 0.2
                                            341,535     WestJet Airlines, Ltd.*,(B),(O)                          3,036,252
Apparel Manufacturers - 3.6%
                                            448,270     Carter's, Inc.*,#                                      28,308,250
                                            810,655     Quiksilver, Inc.*                                       9,346,851
                                            286,244     Volcom, Inc.*,#                                         8,753,342
                                                                                                        -----------------------
                                                                                                               46,408,443
                       Applications Software - 1.6%
                                            687,310     American Reprographics Co.*,#                          11,581,173
                                            610,060     Quest Software, Inc.*,#                                 8,485,935
                                                                                                        -----------------------
                                                                                                               20,067,108
                          Athletic Equipment - 0.1%
                                            307,105     Orange 21, Inc.*,L.                                     1,099,436
Building - Residential and Commercial - 0.4%
                                            190,580     WCI Communities, Inc.*,#                                4,768,312
Casino Services - 1.4%
                                            533,335     Mikohn Gaming Corp.*,#                                  5,594,684
                                            482,140     Shuffle Master, Inc.*,#                                12,227,071
                                                                                                        -----------------------
                                                                                                               17,821,755
                 Cellular Telecommunications - 0.8%
                                          1,199,485     UbiquiTel, Inc.*                                       10,363,550
Commercial Services - 3.0%
                                            610,295     CoStar Group, Inc.*                                    29,263,646
                                          2,346,939     Intermap Technologies,Ltd.*,L.                          9,995,007
                                                                                                        -----------------------
                                                                                                               39,258,653
               Commercial Services - Finance - 5.0%
                                 Euronet Worldwide,
                                          1,351,376     Inc.*,#,L.                                             37,973,665
                                            544,620     Heartland Payment Systems, Inc.*                       13,190,696
                                            332,980     iPayment Holdings, Inc.#                               11,973,961
                                             91,715     Wright Express Corp.*,#                                 1,979,210
                                                                                                        -----------------------
                                                                                                               65,117,532
                     Communications Software - 0.7%
                                            596,132     InPhonic, Inc.*,#                                       8,620,069
Computer Services - 2.7%
                                            335,665     Anteon International Corp.                             15,172,058
                                          3,078,095     LivePerson, Inc.*,L.                                   13,666,742
                                            644,992     TechTeam Global, Inc.*,L.                               6,011,325
                                                                                                        -----------------------
                                                                                                               34,850,125
                           Computer Software - 0.9%
                                            813,544     Blackbaud, Inc.#                                       11,715,034
Computers - Peripheral Equipment - 0.5%
                                            799,760     TransAct Technologies,Inc.*,L.                          5,822,253
Computers - Voice Recognition - 3.7%
                                          1,204,484     TALX Corp.L.                                           47,613,252
Consulting Services - 2.9%
                                            478,300     Advisory Board Co.*                                    23,077,975
                                             88,755     Huron Consulting Group, Inc.*,#                         2,356,445
                                             20,250     LECG Corp.*,#                                             447,323
                                            546,125     Navigant Consulting, Inc.*,#                           11,452,241
                                                                                                        -----------------------
                                                                                                               37,333,984


Shares or Principal Amount                                                                                       Value
---------------------------------------------------                                                     -----------------------
           Consumer Products - Miscellaneous - 2.7%
                                            808,765     Jarden Corp.*,#                                    $   27,328,170
                                            640,125     Prestige Brands Holdings, Inc.*,#                       7,713,506
                                                                                                        -----------------------
                                                                                                               35,041,676
              Data Processing and Management - 1.1%
                                          1,988,583     Infocrossing, Inc.*,L.                                 13,741,109
                   Decision Support Software - 0.7%
                                            717,386     Wind River Systems, Inc.*,#                             9,397,757
                            Direct Marketing - 1.4%
                                          1,704,932     ValueVision Media, Inc.(O),(S),L.                      15,347,787
                                            211,690     ValueVision Media, Inc. - Class A*,#                    2,078,796
                                                                                                        -----------------------
                                                                                                               17,426,583
                      Distribution/Wholesale - 1.4%
                                            481,880     Beacon Roofing Supply, Inc.*,#                         13,136,049
                                            249,889     MWI Veterinary Supply, Inc.*,#                          5,602,511
                                                                                                        -----------------------
                                                                                                               18,738,560
                        Diversified Minerals - 0.1%
                                            277,245     Birch Mountain Resources, Ltd. (U.S. Shares)*           1,364,045
                       Drug Delivery Systems - 1.0%
                                            134,605     Conor Medsystems, Inc.*,#                               3,020,536
                                            867,370     I-Flow Corp.*,#                                        10,469,156
                                                                                                        -----------------------
                                                                                                               13,489,692
                         E-Commerce/Products - 1.4%
                                            116,005     Baby Universe, Inc.                                       957,041
                                            159,360     Submarino S.A. (GDR)*                                   4,358,560
                                            912,530     Submarino S.A.*                                        12,481,537
                                                                                                        -----------------------
                                                                                                               17,797,138
                         E-Commerce/Services - 0.6%
                                          4,957,152     Workstream, Inc. (U.S. Shares)*,L.                      7,534,871
                     E-Marketing/Information - 1.3%
                                            995,685     ValueClick, Inc.*,#                                    17,424,488
                       E-Services/Consulting - 1.0%
                                            804,165     GSI Commerce, Inc.*,#                                  12,850,557
                        Educational Software - 0.3%
                                            158,565     Blackboard, Inc.*,#                                     4,455,677
           Electronic Components - Semiconductors -
                                               0.4%
                                          1,011,147     MIPS Technologies, Inc.*                                5,672,535
            Electronic Measuring Instruments - 0.6%
                                            250,000     Trimble Navigation, Ltd.*                               7,217,500
                Enterprise Software/Services - 3.8%
                                            183,440     Emageon, Inc.*,#                                        2,404,898
                                          1,365,599     Omnicell, Inc.*,#,L.                                   14,475,349
                                          1,900,000     Ultimate Software Group, Inc.*,L.                      32,281,000
                                                                                                        -----------------------
                                                                                                               49,161,247
                        Finance - Commercial - 0.8%
                                            476,675     CapitalSource, Inc.*,#                                 10,486,850
                    Finance - Other Services - 1.2%
                                            624,060     International Securities Exchange, Inc.*,#             15,358,117
                               Food - Canned - 0.9%
                                            468,575     TreeHouse Foods, Inc.*                                 12,107,978
                          Gambling-Non Hotel - 0.9%
                                            492,250     Century Casinos, Inc.*,#                                3,701,720
                                          1,035,841     Century Casinos, Inc.*,L.                               7,373,948
                                                                                                        -----------------------
                                                                                                               11,075,668


See Notes to Schedules of Investments and Financial Statements.

                     Janus Growth Funds October 31, 2005 45

Janus Venture Fund

Schedule of Investments

As of October 31, 2005

Shares or Principal Amount                                                                                       Value
---------------------------------------------------                                                     -----------------------
Hotels and Motels - 2.0%
                                            174,740     Four Seasons Hotels, Inc.                          $    9,371,306

                                            569,445     Orient-Express Hotel, Ltd. - Class A #                 16,058,349
                                                                                                        -----------------------
                                                                                                               25,429,655
                             Human Resources - 0.7%
                                            324,950     Barrett Business Services, Inc.                         8,676,165
Identification Systems and Devices - 0.7%
                                            359,430     Cogent, Inc.*,#                                         9,542,867
Industrial Audio and Video Products - 1.2%
                                            794,468     Sonic Solutions*,#                                     15,206,118
Internet Applications Software - 0.4%
                                            376,490     eResearch Technology, Inc.*,#                           5,395,102
Internet Content - Info/News - 0.7%
                                          2,308,435     Harris Interactive, Inc.*                               9,626,174
Internet Infrastructure Software - 1.1%
                                            273,845     F5 Networks, Inc.*,#                                   14,248,155
Investment Companies - 0.2%
                                            230,960     UTEK Corp.(O),(S)                                       2,795,771
Investment Management and Advisory Services - 0.8%
                                            444,630     Calamos Asset Management, Inc. - Class A#              10,800,063
Life and Health Insurance - 0.4%
                                            397,880     American Equity Investment Life Holding Co.#            4,631,323
Marine Services - 0.4%
                                          1,748,955     Odyssey Marine Exploration, Inc.*,#                     5,544,187
Medical - Biomedical and Genetic - 0.5%
                                            139,240     Coley Pharmaceutical Group*,#                           2,062,144
                                            290,470     Illumina, Inc.*,#                                       4,522,618
                                                                                                        -----------------------
                                                                                                                6,584,762
                             Medical - Drugs - 0.5%
                                            176,305     Adams Respiratory Therapeutics, Inc.* ,#                6,593,807
Medical - HMO - 1.5%
                                            973,779     Centene Corp.*                                         19,621,647
Medical - Hospitals - 1.8%
                                            642,502     United Surgical Partners
                                                        International, Inc.*,#                                 23,033,697
Medical - Outpatient and Home Medical Care - 1.7%
                                            637,955     Hythiam, Inc.*,#                                        3,572,548
                                            602,940     LHC Group LLC*,#                                        9,767,628
                                            293,609     Radiation Therapy Services, Inc.*,#                     8,820,014
                                                                                                        -----------------------
                                                                                                               22,160,190
            Medical - Wholesale Drug Distributors -
                                               0.7%
                                          6,100,000     DrugMax, Inc.(O),(S),L.                                 8,784,000
Medical Instruments - 2.0%
                                            280,165     AtriCure, Inc.*                                         3,401,203
                                            272,600     CryoCor, Inc.*                                          1,673,764
                                            464,590     ev3, Inc.*,#                                            6,964,204
                                            182,085     Foxhollow Technologies, Inc.*,#                         8,250,272
                                            111,945     Symmetry Medical, Inc.*,#                               2,478,462
                                             92,970     Ventana Medical Systems, Inc.*,#                        3,563,540
                                                                                                        -----------------------
                                                                                                               26,331,445
                            Medical Products - 3.4%
                                            939,425     PSS World Medical, Inc.*,#                             13,086,190
                                            842,620     SeraCare Life Sciences, Inc.*,L.                       17,153,636
                                            764,729     ThermoGenesis Corp.*,#                                  3,808,350
                                            523,480     Wright Medical Group, Inc.*,#                           9,741,963
                                                                                                        -----------------------
                                                                                                               43,790,139


Shares or Principal Amount                                                                                        Value
---------------------------------------------------                                                     ----------------------
Metal - Diversified - 0.4%
                                            711,503     Aur Resources, Inc.                                $    5,512,025
Motion Pictures and Services - 2.1%
                                          2,880,100     Lions Gate Entertainment Corp.(U.S. Shares)*,#         27,648,960
Networking Products - 0.6%
                                            580,175     Ixia*,#                                                 7,321,809
Non-Hazardous Waste Disposal - 0.5%
                                          1,857,255     Waste Services, Inc.*,#                                 6,946,134
Office Furnishings - Original - 0.7%
                                            545,040     Knoll, Inc.#                                            8,682,487
Oil - Field Services - 0.7%
                                            644,820     Key Energy Services, Inc.*,#                            8,705,070
Oil Companies - Exploration and Production - 3.8%
                                            179,270     Bill Barrett Corp.*,#                                   5,706,164
                                            277,860     Carrizo Oil & Gas, Inc.*,#                              7,207,688
                                          1,157,115     Gasco Energy, Inc.*                                     7,035,259
                                          1,368,891     Western Oil Sands, Inc. - Class A*                     29,438,516
                                                                                                        -----------------------
                                                                                                               49,387,627
               Optical Recognition Equipment - 1.3%
                                            903,050     Optimal Robotics Corp. - Class A
                                                         (U.S. Shares)*,#                                      16,859,944
Pharmacy Services - 1.2%
                                            446,875     HealthExtras, Inc.*,#                                   9,406,719
                                          1,591,512     Ronco Fi-Tek, Inc.(O),(S),L.                            6,000,000
                                                                                                        -----------------------
                                                                                                               15,406,719
                       Printing - Commercial - 0.1%
                                            185,255     Cenveo, Inc.*,#                                         1,830,319
Real Estate Management/Services - 2.6%
                                            688,375     CB Richard Ellis Group, Inc.*                          33,627,119
Research and Development - 0.9%
                                            461,905     PRA International*,#                                   12,268,197
Retail - Computer Equipment - 0.6%
                                            394,085     Insight Enterprises, Inc.*                              8,086,624
Retail - Petroleum Products - 2.2%
                                            885,290     World Fuel Services Corp.#                             28,240,751
Schools - 0.5%
                                            532,440     Educate, Inc.*,#                                        6,272,143
Semiconductor Components/Integrated Circuits - 0.4%
                                            249,227     Hittite Microwave Corp.*,#                              5,757,144
Semiconductor Equipment - 0.8%
                                            101,615     FormFactor, Inc.*,#                                     2,501,761
                                            619,005     Rudolph Technologies, Inc.*,#                           7,539,481
                                                                                                        -----------------------
                                                                                                               10,041,242
                 Telecommunication Equipment - 0.5%
                                          2,128,965     Axesstel, Inc.*,L.                                      5,961,102
Therapeutics - 3.2%
                                            718,850     MGI Pharma, Inc.*,#                                    13,485,625
                                            246,796     Neurocrine Biosciences, Inc.*                          13,035,765
                                            156,365     United Therapeutics Corp.*                             11,549,119
                                            543,405     ViaCell, Inc.*,#                                        2,744,195
                                                                                                        -----------------------
                                                                                                               40,814,704
                                        Toys - 1.5%
                                          1,078,010     Marvel Entertainment, Inc.*,#                          18,972,976
Transactional Software - 1.4%
                                            848,125     Open Solutions, Inc.*,#                                18,158,356


See Notes to Schedules of Investments and Financial Statements.


                           46 Janus Growth Funds October 31, 2005

Schedule of Investments

As of October 31, 2005

Shares or Principal Amount                                                                                  Value
---------------------------------------------------                                                 -----------------------
                   Transportation - Railroad - 1.2%
                                            397,700     All America Latina Logistica                       $   15,363,675
                   Transportation - Services - 1.4%
                                            683,125     Pacer International, Inc.*,#                           17,658,781
                             Travel Services - 0.2%
                                          1,145,454     OneTravel Holdings, Inc.(S)L.                           2,141,999
                          Web Hosting/Design - 0.5%
                                            176,535     Equinix, Inc.*,#                                        6,512,376
                                            148,540     Terremark Worldwide, Inc.*,#                              414,427
                                                                                                        -----------------------
                                                                                                                6,926,803
---------------------------------------------------                                                 -----------------------
             Total Common Stock (cost $992,115,387)                                                         1,295,607,670
                               Preferred Stock - 0%
Computers - Peripheral Equipment - 0%
                                                        Candescent Technologies Corp.
                                            665,000     - Series E(B),o,(O)(cost $3,657,500)                            0
                                    Warrants - 0.1%
Data Processing and Management - 0%
                                            521,660     Infocrossing, Inc. - expires 5/10/07(B),(O)                     0
            Medical - Wholesale Drug Distributors -
                                               0.1%
                                          3,050,000     DrugMax, Inc.(O),(S)                                    1,399,950
                               Travel Services - 0%
                                            458,181     OneTravel Holdings, Inc.(O),(S)                                 0
---------------------------------------------------                                                 -----------------------
                     Total Warrants (cost $381,250)                                                             1,399,950
                           Other Securities - 19.8%
                                                        State Street Navigator
                                                        Securities Lending
                                        255,798,830     Prime Portfolio+                                      255,798,830
                                              3,859     U.S. Treasury Bonds+                                        3,859
---------------------------------------------------                                                 -----------------------
         Total Other Securities (cost $255,802,689)                                                           255,802,689
---------------------------------------------------                                                 -----------------------
                      Total Investments (total cost                                                         1,552,810,309
                          $1,251,956,826) -- 120.1%
         Liabilities, net of Cash, Receivables and
                            Other Assets -- (20.1)%                                                          (259,660,042)
---------------------------------------------------                                                 -----------------------
                                 Net Assets -- 100%                                                        $1,293,150,267


Summary of Investments by Country

                                       % of Investment
Country             Value                Securities
---------------     --------------     ---------------
Bermuda             $   16,058,349                 1.0%
Brazil                  32,203,772                 2.1%
Canada                 110,760,926                 7.1%
United States++      1,393,787,262                89.8%
                    --------------     ---------------
Total               $1,552,810,309               100.0%


++Includes Other Securities (73.3% excluding Other Securities)

See Notes to Schedules of Investments and Financial Statements.


                     Janus Growth Funds October 31, 2005 47

Janus Global Life Sciences Fund (unaudited)

FUND SNAPSHOT

This fund seeks companies around the world that are dedicated to improving the quality of life for a growing and aging world.

PERFORMANCE OVERVIEW

During the 12 months ended October 31, 2005, Janus Global Life Sciences Fund posted a 20.46% gain. By comparison, the Fund's primary benchmark, the S&P 500(R) Index returned 8.72%, while its secondary benchmark, the Morgan Stanley Capital International (MSCI) World Health Care Index(SM), advanced 13.14%.

The Fund's sizeable outperformance to the more comparable MSCI World Health Care Index(SM) stemmed in part from overweight stakes relative to the Index in the biotechnology and managed healthcare groups. While the biotechnology sector is more prone to volatility, which we indeed experienced during the past 12 months, well-run managed health systems provided steady growth, backed by expanding revenues and improved cost controls. The Fund's sole investment in the life and health insurance space proved disappointing and represented the largest detractor, on a sector basis, from performance. Also weighing negatively on performance was our slightly underweight stake in healthcare distributors as compared to the MSCI World Health Care Index(SM). This sector ranked among the best performers in the life sciences arena.

STRATEGY IN THIS ENVIRONMENT

As spiking oil prices and rising interest rates cast an air of uncertainty over the broader equity market for much of the period, many investors turned to proven steady growth names to bolster returns. Health maintenance organization
(HMO) operators generally performed well as a result. Through the latter months of the period, anticipation built for the January startup of the new Medicare prescription drug benefit and an expansion of the government health plan's HMO offerings. Groups that rallied in response included drugmakers, biotech concerns and drug distributors, as well as HMO operators that cater to Medicare beneficiaries.

While maintaining a steady presence in the HMO space, where fundamentals supported the large gains, we found the biotechnology space intriguing. Filled with names that are dependent on one or two novel treatments, the sector holds high risks, but can offer significant rewards. Other areas that we believed were well positioned to profit from current and future conditions included pharmaceuticals and services and supplies, which include drug distributors.

FUND COMPOSITION

As of October 31, 2005, the Fund was 98.2% invested in equities, including a 17.4% share in foreign stocks. Meanwhile, the Fund's top 10 equity holdings accounted for 33.6% of its total net assets and cash holdings represented 1.8% of total net assets.

BIOTECHNOLOGY INNOVATORS JOINED HMOS AND PHARMACY BENEFIT MANAGERS ATOP FUND

From within the high-risk/reward realm of small biotechnology outfits, two firms contributed significantly to the Fund's performance during the period. Celgene surged as it offered an encouraging outlook for its Thalomid drug, which is currently approved for treating leprosy but demonstrated effectiveness in a clinical trial at halting multiple myeloma, a blood-borne cancer. Meanwhile, its Revlimid drug for myelodysplastic syndromes (MDS), a bone marrow disease that can cause cancer, was granted priority review status by the Food and Drug Administration (FDA).

Elsewhere, United Therapeutics, a stock that was added to the Fund during the period, posted better-than-expected sales results for its Remodulin treatment for pulmonary hypertension. The company is also developing an inhaled version of Remodulin that has the potential to add significantly to sales and profits while leveraging the company's existing marketing base.


(THOMAS MALLEY PHOTO)

Thomas Malley

portfolio manager

Top 10 Equity Holdings -- (% of Net Assets)

                                               OCTOBER 31, 2005     OCTOBER 31, 2004
                                               ----------------     ----------------
Celgene Corp.                                              4.3%                  2.1%
Roche Holding A.G.                                         3.8%                  3.4%
Coventry Health Care, Inc.                                 3.5%                  0.7%
Aetna, Inc.                                                3.5%                  3.3%
United Therapeutics Corp.                                  3.5%                   --
UnitedHealth Group, Inc.                                   3.5%                  3.2%
Gilead Sciences, Inc.                                      3.4%                  3.0%
Teva Pharmaceutical Industries, Ltd. (ADR)                 2.9%                  1.0%
Genzyme Corp.                                              2.7%                  3.0%
Caremark Rx, Inc.                                          2.5%                  2.7%


                     48 Janus Growth Funds October 31, 2005

(unaudited)

Medicare-related optimism lifted Caremark Rx, a pharmacy benefit manager. As the government plan gains momentum, the company should enjoy expanded volumes, which would enhance its already-solid profits and cash flow.

Strong results across the HMO space were reinforced by decent enrollment growth, better pricing and good margins. Share repurchase plans added to confidence in company fundamentals, as well as growing anticipation that increased Medicare spending will translate into a larger Medicare HMO market. Fund holdings that performed well against this backdrop were Aetna and Pacificare Health Systems, both of which are actively targeting smaller, non-public firms for acquisition as a way to improve leverage with expanded networks and specialized technology. After United Healthcare announced their intent to acquire Pacificare, we sold the stock at a large profit.

DRUG, BIOTECHNOLOGY AND MEDICAID HMO COMPANIES HINDERED RETURNS

The largest detractor from performance, Elan of Ireland, faltered early in the year after its multiple sclerosis drug Tysabri was quickly withdrawn from the market after it allegedly contributed to the death of two patients in an experimental trial when used in combination with another drug, Avonex. Albeit not as dramatically, biotechnology firm Pharmion also administered a downside surprise by reporting unsatisfactory sales growth of its Vidaza treatment for MDS. We liquidated our holdings in both companies.

Additionally, MGI Pharma dropped as it raised concerns over near-term revenue levels. Nonetheless, our research leads us to believe that its Aloxi treatment for chemotherapy-related nausea and vomiting could help the company make a comeback, along with Dacogen, an MDS treatment that's awaiting FDA approval. As a result, when the stock declined, we viewed it as a buying opportunity and added to our position.

Elsewhere, we believe the government's healthplan for needy individuals -- Medicaid -- holds strong growth prospects, but it can prove challenging. Offering managed care services to aid recipients in 10 states, Centene lagged as two of its competitors, Amerigroup and Molina, struggled with operational controls and posted disappointing earnings. More adept at reserving and managing costs, winning price increases and creating the right benefits design for its Medicaid HMO offerings, we believe Centene is in a better position than its peers so we increased our position.

INVESTMENT STRATEGY AND OUTLOOK

Medicare considerations will likely drive the life science sector for the next 12-18 months, as the new spending programs drive volume growth rates higher for a number of companies. Yet it's important to remember that government programs don't always result in positive long-term impacts on business, and it remains to be seen what kind of prices are negotiated on the massive new volumes expected to pass through the system.

Separately, a slowing of the economy could stimulate further interest in drug and HMO stocks due to their defensive nature in the coming months. Of course, if the economy swings too far and the gross domestic product growth rate is negative, companies may start cutting back on healthcare spending, which will hurt the sector.

On the regulatory front, the lasting impact of recent turmoil at the FDA, in which commissioner Lester Crawford resigned and his temporary replacement Andrew von Eschenbach took a leave of absence from his position as director of the National Cancer Institute, is an unknown but one we'll watch carefully.

While remaining cognizant of the broader trends surrounding the life sciences arena, we'll continue to strive for an optimal blend of investments to attempt to maximize the Fund's returns.

Thank you for your investment in Janus Global Life Sciences Fund.

SIGNIFICANT AREAS OF INVESTMENT -- Fund vs. Index (% of Net Assets)

(BAR CHART)

                                     JANUS GLOBAL LIFE SCIENCES FUND     S&P 500(R) INDEX
                                     -------------------------------     ----------------
Medical - Drugs                                                 26.3%               4.6%
Medical - Biomedical and Genetic                                15.5%               1.3%
Medical - HMO                                                   12.2%               1.5%
Therapeutics                                                    11.6%               0.2%
Medical - Hospitals                                              4.1%               0.3%


                     Janus Growth Funds October 31, 2005 49

Janus Global Life Sciences Fund (unaudited)

Performance

Average Annual Total Return -- for the periods ended October 31, 2005

                                                   ONE            FIVE                SINCE
                                                  YEAR            YEAR              INCEPTION*
                                                ---------       ---------           ----------
Janus Global Life Sciences Fund                     20.46%          (2.87)%              10.16%
S&P 500(R) Index                                     8.72%          (1.74)%               1.25%
Morgan Stanley Capital International
World Health Care Index(SM)                         13.14%           0.31%                1.10%
Lipper Ranking - based on total returns
for Health/Biotechnology Funds                     33/178          73/102                16/48


(PERFORMANCE GRAPH)


                                                                                     MORGAN STANLEY CAPITAL INTERNATIONAL
                JANUS GLOBAL LIFE SCIENCES FUND    S & P 500(R) INDEX                 WORLD HEALTH CARE INDEX (SM)
                -------------------------------    -------------------               ------------------------------------
12/31/1998*               $ 10,000                        $ 10,000                        $ 10,000
10/31/1999                $ 11,970                        $ 11,203                        $  9,671
10/31/2001                $ 16,974                        $  8,926                        $  9,845
10/31/2003                $ 14,622                        $  9,153                        $  8,885
10/31/2005                $ 19,376                        $ 10,889                        $ 10,774


Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-3713 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

* The Fund's inception date -- December 31, 1998

FUND EXPENSES

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

                                 BEGINNING ACCOUNT VALUE     ENDING ACCOUNT VALUE     EXPENSES PAID DURING PERIOD
EXPENSE EXAMPLE                         (5/1/05)                   (10/31/05)                (5/1/05-10/31/05)*
----------------------------     -----------------------     --------------------     ---------------------------
Actual                           $              1,000.00     $           1,108.80     $                      5.16
Hypothetical
 (5% return before expenses)     $              1,000.00     $           1,020.32     $                      4.94


*Expenses are equal to the annualized expense ratio of 0.97%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

See "Explanations of Charts, Tables and Financial Statements."

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

The Fund emphasizes investments in certain industry groups, which may react similarly to market developments (resulting in greater price volatility), and may have significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

There is no assurance that the investment process will consistently lead to successful investing.

A 2% redemption fee may be imposed on shares held for 3 months or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Effective February 25, 2005, Janus Global Life Sciences Fund added the Morgan Stanley Capital International World Health Care Index(SM) as a secondary benchmark index. The Morgan Stanley Capital International World Health Care Index(SM) is a capitalization weighted index that monitors the performance of healthcare stocks from developed market countries in North America, Europe and the Asia/Pacific Region.

Returns have sustained significant gains due to market volatility in the healthcare sector.


                     50 Janus Growth Funds October 31, 2005

Janus Global Life Sciences Fund

Schedule of Investments

As of October 31, 2005

Shares or Principal Amount                                                                                       Value
---------------------------------------------------                                                     -----------------------
Common Stock - 98.2%
                       Chemicals - Specialty - 1.5%
                                            164,375     Syngenta A.G.*,**                                  $   17,618,664
Dental Supplies and Equipment - 1.5%
                                            410,810     Patterson Companies, Inc.*,#                           16,999,318
Diagnostic Equipment - 1.1%
                                            489,623     Cytyc Corp.*,#                                         12,411,943
Diagnostic Kits - 1.0%
                                            328,696     Dade Behring Holdings, Inc.                            11,836,343
Drug Delivery Systems - 0.3%
                                            142,439     Conor Medsystems, Inc.*                                 3,196,331
Food - Canned - 1.0%
                                            452,631     TreeHouse Foods, Inc.*                                 11,695,985
Food - Dairy Products - 1.2%
                                            375,445     Dean Foods Co.*                                        13,572,337
Instruments - Scientific - 2.2%
                                                        Fisher Scientific
                                            448,245     International, Inc.*,#                                 25,325,843
Life and Health Insurance - 1.0%
                                                        Universal American Financial
                                            783,210     Corp.*,#                                               11,591,508
Medical - Biomedical and Genetic - 15.5%
                                            435,320     Alexion Pharmaceuticals, Inc.#                         11,923,415
                                            170,685     Amgen, Inc.*                                           12,931,096
                                            872,270     Celgene Corp.*                                         48,934,346
                                          1,070,066     Fibrogen, Inc.*,(O),Section                             4,868,800
                                            278,290     Genentech, Inc.*                                       25,213,074
                                            428,895     Genzyme Corp.*                                         31,009,109
                                            328,000     ICOS Corp.*,#                                           8,849,440
                                            399,460     Invitrogen Corp.*,#                                    25,401,661
                                            637,547     Nektar Therapeutics*,#                                  9,601,458
                                                                                                        -----------------------
                                                                                                              178,732,399
                            Medical - Drugs - 26.3%
                                            347,870     Abbott Laboratories                                    14,975,804
                                          1,183,599     Adolor Corp.*,#                                        12,546,149
                                            304,090     AstraZeneca Group PLC (ADR)**,#                        13,653,641
                                          1,191,810     Cubist Pharmaceuticals, Inc.*,#                        24,086,480
                                            294,030     Eli Lilly and Co.                                      14,639,754
                                            491,080     Endo Pharmaceuticals Holdings, Inc.*                   13,219,874
                                            329,330     Forest Laboratories, Inc.*                             12,484,900
                                            411,090     Idenix Pharmaceuticals, Inc.*                           8,554,783
                                            859,775     K-V Pharmaceutical Co. - Class A*,#                    14,727,946
                                          1,415,280     Ligand Pharmaceuticals, Inc. - Class B*,#              12,242,172
                                            225,346     Merck KGaA**                                           18,629,172
                                            274,420     Novartis A.G.**                                        14,760,171
                                            288,589     Roche Holding A.G**                                    43,108,730
                                            282,607     Sanofi-Aventis**,#                                     22,624,546
                                            619,825     Schering-Plough Corp.                                  12,607,241
                                            229,515     Sepracor, Inc.*,#                                      12,910,219
                                                        Shire Pharmaceuticals Group PLC
                                            549,210     (ADR)** ,#                                             19,683,686
                                            391,020     Wyeth                                                  17,423,851
                                                                                                        -----------------------
                                                                                                              302,879,119
                     Medical - Generic Drugs - 2.9%
                                            858,870     Teva Pharmaceutical Industries, Ltd. (ADR)#            32,740,124
Medical - HMO - 12.2%
                                            459,380     Aetna, Inc.                                            40,682,693
                                            931,350     Centene Corp.*                                         18,766,703
                                            755,252     Coventry Health Care, Inc.*                            40,776,055
                                            697,860     UnitedHealth Group, Inc.                               40,399,115
                                                                                                        -----------------------
                                                                                                              140,624,566


Shares or Principal Amount                                                                                      Value
---------------------------------------------------                                                     ----------------------
Medical - Hospitals - 4.1%
                                            683,560     LifePoint Hospitals, Inc.*,#                       $   26,727,196
                                            209,740     Triad Hospitals, Inc.*                                  8,626,606
                                                        United Surgical Partners International,
                                            311,874     Inc.*,#                                                11,180,683
                                                                                                        ----------------------
                                                                                                               46,534,485
                     Medical - Nursing Homes - 1.5%
                                            452,655     Manor Care, Inc.#                                      16,861,399
Medical - Wholesale Drug Distributors - 1.6%
                                            290,300     Cardinal Health, Inc.                                  18,146,653
Medical Instruments - 3.0%
                                            214,255     Medtronic, Inc.                                        12,139,688
                                            461,715     St. Jude Medical, Inc.*                                22,194,640
                                                                                                        ----------------------
                                                                                                               34,334,328
                            Medical Products - 3.5%
                                            304,035     Baxter International, Inc.                             11,623,258
                                            169,025     Cooper Companies, Inc.#                                11,635,681
                                            271,085     Johnson & Johnson                                      16,975,343
                                                                                                        ----------------------
                                                                                                               40,234,282
                            Optical Supplies - 1.5%
                                            130,510     Alcon, Inc. (U.S. Shares)**                            17,344,779
Pharmacy Services - 3.7%
                                            541,400     Caremark Rx, Inc.*                                     28,369,360
                                            261,685     Medco Health Solutions, Inc.*                          14,785,203
                                                                                                        ----------------------
                                                                                                               43,154,563
                               Therapeutics - 11.6%
                                            836,760     Gilead Sciences, Inc.*                                 39,536,910
                                          1,142,720     MGI Pharma, Inc.*,#                                    21,437,427
                                            872,955     Nabi Biopharmaceuticals*,#                             11,217,472
                                            381,005     Neurocrine Biosciences, Inc.*                          20,124,684
                                            550,544     United Therapeutics Corp.*                             40,663,180
                                                                                                        ----------------------
                                                                                                              132,979,673
---------------------------------------------------                                                     ----------------------
             Total Common Stock (cost $846,412,891)                                                         1,128,814,642
Other Securities - 15.9%
                                                        State Street Navigator Securities Lending
                                        183,652,404     Prime Portfolio+ (cost $183,652,404)                  183,652,404
Repurchase Agreement - 0.4%
                                                         Bear Stearns & Company, Inc., 4.1125%
                                                         dated 10/31/05, maturing 11/1/05
                                                         to be repurchased at $4,400,503
                                                         collateralized by $5,957,248
                                                         Bin U.S. Government Agencies
                            $             4,400,000      0%, 10/1/35; with a value of $4,488,035
                                                         (cost $4,400,000)                                      4,400,000
---------------------------------------------------                                                     ----------------------
                      Total Investments (total cost                                                         1,316,867,046
                          $1,034,465,295) -- 114.5%
          Liabilities, net of Cash, Receivables and
                            Other Assets -- (14.5)%                                                          (167,200,728)
---------------------------------------------------                                                     ----------------------
Net Assets -- 100%                                                                                         $1,149,666,318


See Notes to Schedules of Investments and Financial Statements.

                     Janus Growth Funds October 31, 2005 51

Janus Global Life Sciences Fund

Schedule of Investments

As of October 31, 2005

Summary of Investments by Country

                                       % of Investment
Country                   Value          Securities
---------------     --------------     ---------------
France              $   22,624,546                 1.7%
Germany                 18,629,172                 1.4%
Israel                  32,740,124                 2.5%
Switzerland             92,832,344                 7.1%
United Kingdom          33,337,327                 2.5%
United States++      1,116,703,533                84.8%
                    --------------     ---------------
Total               $1,316,867,046               100.0%


++Includes Short-Term and Other Securities (70.5% excluding Short-Term and Other Securities)

Forward Currency Contracts, Open

Currency Sold and                     Currency           Currency            Unrealized
Settlement Date                      Units Sold        Value in $ U.S.       Gain/(Loss)
------------------------------      -------------      ---------------       ------------
British Pound 12/2/05                   2,800,000      $     4,953,666       $    158,014
British Pound 2/23/06                   6,700,000           11,850,973            242,527
Euro 1/27/06                           16,800,000           20,230,892            377,668
Swiss Franc 1/27/06                    26,500,000           20,733,026            297,023
Swiss Franc 2/23/06                    22,200,000           17,413,259            562,449
                                    -------------      ---------------       ------------
Total                                                  $    75,181,816       $  1,637,681


See Notes to Schedules of Investments and Financial Statements.


                     52 Janus Growth Funds October 31, 2005

Janus Global Technology Fund (unaudited)

FUND SNAPSHOT

This fund pursues forward-thinking companies around the globe that are advancing the frontiers of technology in profitable ways.

PERFORMANCE OVERVIEW

During the 12 months ended October 31, 2005, Janus Global Technology Fund advanced 12.16%. By comparison, the Fund's primary benchmark, the S&P 500 (R) Index, returned 8.72%, while its secondary benchmark, the Morgan Stanley Capital International (MSCI) World Information Technology Index SM , gained 5.73%.

Selective, end-demand driven stock-picking contributed to the Fund's significant outperformance, especially within the communications equipment, semiconductors and electronic manufacturing services (EMS) sectors. Diminishing gains were underperforming investments in the Internet software and services sector and in the computer hardware group.

STRATEGY IN THIS ENVIRONMENT

Investors grappled with fears of rising inflation, higher interest rates and lackluster growth throughout the period. Additionally, those invested in the information technology (IT) sector contended with shifting perceptions on sub-sector outlook as well as volatile global currency fluctuations. However, the major end-user segments saw relatively healthy fundamental demand growth across most sectors of IT.

While demand generally proved steady, few compelling, broad-based IT trends emerged during the period. In such an environment, our style of bottom-up analysis of individual stocks took on greater importance as we needed to maintain higher levels of conviction in our top holdings. We had to dig deeper to ferret out potential gaps between market perception and actual fundamentals. Also, as part of our disciplined approach, we trimmed positions whenever we felt valuations fairly reflected near-term or medium-term fundamentals or market expectations. This strategy allowed for gains, especially as the market aggressively bid up companies that beat Wall Street's expectations and severely punished those that merely met expectations.

FUND COMPOSITION

As of October 31, 2005, the Fund was 97.6% invested in equities, including a 44.6% share in foreign stocks. Meanwhile, the Fund's 10 largest holdings accounted for 30.8% of its total net assets and cash holdings represented 2.4% of total net assets.

GLASS PRODUCER AND ELECTRONIC MANUFACTURERS RANKED AMONG FUND'S LEADERS

This past year proved to be a challenging period for many LCD display vendors and component suppliers, as severe price competition, initiated by plasma TV vendors, significantly squeezed profitability -- resulting in profitless prosperity for most in the supply chain. The Fund, however, profited from its stake in glassmaker Corning, one of two companies worldwide capable of producing large, high-quality sheets of motherglass required to manufacture large-sized LCD televisions. Its advanced development and production capabilities give Corning considerable pricing power, thus enabling it to capture the benefits of rising unit volumes without forfeiting profitability.

Another long-term holding, contract manufacturer Hon Hai Precision, similarly rewarded our conviction in an otherwise challenged sector. While the rest of the EMS industry struggles to achieve top-line and earnings growth, Hon Hai consistently posts double-digit growth in revenues and earnings. Through a combination of extreme cost control, strategic customer


(MIKE LU PHOTO)

Mike Lu

portfolio manager

Top 10 Equity Holdings -- (% of Net Assets)

                                   OCTOBER 31, 2005   OCTOBER 31, 2004
                                   ----------------   ----------------
Yahoo!, Inc.                                    4.3%               3.6%
Nokia Oyj (ADR)                                 4.2%               3.8%
Samsung Electronics Company, Ltd.               3.1%               2.4%
Hon Hai Precision Industry
Company, Ltd.                                   3.0%               2.8%
Marvell Technology Group, Ltd.                  2.9%               2.4%
Cisco Systems, Inc.                             2.8%               2.1%
Texas Instruments, Inc.                         2.8%               3.5%
EMC Corp.                                       2.6%               1.5%
Corning, Inc.                                   2.6%               2.0%
Logitech International S.A                      2.5%               1.6%

                     Janus Growth Funds October 31, 2005 53

Janus Global Technology Fund (unaudited)

relationships, superior mechanical design and manufacturing capabilities and emerging design expertise, Hon Hai continues to gain market share at key PC, consumer electronics and enterprise IT accounts.

Also boosting returns was semiconductor chip manufacturer Texas Instruments. While known primarily for its advanced digital and analog chipsets for high feature-content mobile handsets, Texas Instruments was able to extend its high-end design expertise and volume advantage into the low-end by creating cost-effective integrated chipset solutions -- all the while maintaining robust margins. Given that much of the recent strength in the wireless handset space came from new subscriber growth in emerging markets -- in particular China, India and Latin America -- the company's strong offerings in low-end handset chipsets enabled it to garner disproportionate market share.

TELECOMMUNICATION EQUIPMENT CONCERN AND E-COMMERCE LEADER DETRACTED

Our investment in UTStarcom, a developer of wireless communications network equipment, worked against us. Having built a significant business in China, where its PAS service allowed for low-cost, limited range wireless calls, UTStarcom struggled as competitive GSM service pricing declined and China started to plan for 3G services. Although the PAS subscriber base is still growing, and the company is working on advanced IP data infrastructure products, we are much less confident about its fundamental growth potential and competitive positioning -- thus we exited our position during the period.

Our stake in online marketplace builder eBay diminished returns. As has happened many times in the Internet space, investor sentiment swung from extreme pessimism to extreme optimism and back again, sending stock prices on a volatile ride. We were fortunate to have abided by our valuation discipline and trimmed our holdings significantly prior to the sharp decline in January, which resulted from a reduced short-term earnings outlook driven largely by unanticipated need to increase spending in research and development. Given eBay's track record of software and business process innovations, we believe that such expenditures will enhance its longer-term competitive positioning in the still-developing e-commerce space. Additionally, we believe the company's business model continues to be viable and that its present-day investments will pave the way for more robust future growth.

INVESTMENT STRATEGY AND OUTLOOK

Looking forward, we are encouraged by the reasonable valuations and expectations we're finding in many sub-sectors of technology, although we remain cautious about macroeconomic influences on consumer IT spending. While occasional bouts of volatility suggest that some degree of speculative fervor has returned to the market, we haven't seen it appear broadly across the IT space. In fact, there are still a number of areas where investor sentiments appear to be overly conservative given the corresponding growth potential. As usual, our efforts are focused on identifying segments and firms that are benefiting from strong end-user demand -- particularly in areas that may not be well-recognized. The increasing market volatility places a greater premium on individual, bottom-up stock selection -- exactly our approach.

Thank you for your investment in Janus Global Technology Fund.

SIGNIFICANT AREAS OF INVESTMENT -- Fund vs. Index (% of Net Assets)

(BAR CHART)

                                                      S&P 500(R) INDEX       JANUS GLOBAL TECHNOLOGY FUND
                                              ----------------------------   ----------------------------
Electronic Components - Semiconductors                                 2.4%                          13.4%
Wireless Equipment                                                     1.1%                           8.0%
Semiconductor Components/Integrated Circuits                           0.3%                           7.0%
Applications Software                                                  2.4%                           5.6%
Web Portals/Internet Service Providers                                 0.4%                           4.9%

                     54 Janus Growth Funds October 31, 2005

(unaudited)

Performance

Average Annual Total Return -for the periods ended October 31, 2005

                                 ONE          FIVE         SINCE
                                 YEAR         YEAR       INCEPTION*
                              ----------   ----------    ----------
Janus Global Technology Fund       12.16%      (16.65)%        1.57%
S&P 500(R) Index                    8.72%       (1.74)%        1.25%
Morgan Stanley                                      %             %
Capital International
World Information
Technology Index (SM)               5.73%      (13.43)        (4.13)
Lipper Ranking - based
on total returns for
Science and Technology
Funds                             71/287      117/212         17/78

(PERFORMANCE GRAPH)

                                                                                  MORGAN STANLEY CAPITAL INTERNATIONAL
                   JANUS GLOBAL TECHNOLOGY FUND  S & P 500(R) INDEX                WORLD INFORMATION TECHNOLOGY INDEX(SM)
             ----------------------------------  -------------------              --------------------------------------
12/31/1998*             $  10,000                      $   10,000                        $  10,000
10/31/1999              $  20,940                      $   11,203                        $  14,235
10/31/2001              $  11,069                      $    8,926                        $   7,203
10/31/2003              $  10,670                      $    9,153                        $   7,248
10/31/2005              $  11,120                      $   10,889                        $   7,497

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-3713 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*The Fund's inception date -- December 31, 1998

FUND EXPENSES

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

                               BEGINNING ACCOUNT VALUE        ENDING ACCOUNT VALUE     EXPENSES PAID DURING PERIOD
EXPENSE EXAMPLE                       (5/1/05)                     (10/31/05)              (5/1/05-10/31/05)*
---------------------------  ---------------------------  ---------------------------  ---------------------------
Actual                                $ 1,000.00                    $ 1,131.00                     $ 5.21
Hypothetical
(5% return before expenses)           $ 1,000.00                    $ 1,020.32                     $ 4.94

*Expenses are equal to the annualized expense ratio of 0.97%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

See "Explanations of Charts, Tables and Financial Statements."

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

There is no assurance that the investment process will consistently lead to successful investing.

A 2% redemption fee may be imposed on shares held for 3 months or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

This Fund may at times have significant exposure to certain industry groups, which may react similarly to market developments (resulting in greater price volatility). The Fund also may have significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

This Fund has been significantly impacted, either positively or negatively, by investing in initial public offerings (IPOs).

This Fund may have significant exposure to emerging markets which may lead to greater price volatility.

Returns have sustained significant gains due to market volatility in the information technology sector.

                     Janus Growth Funds October 31, 2005 55

Janus Global Technology Fund

Schedule of Investments

As of October 31, 2005

Shares or Principal Amount                                                                                  Value
-----------------------------------------------                                                        --------------
                           Common Stock - 96.7%
Applications Software - 5.6%
                                        696,075     Citrix Systems, Inc.*                              $   19,190,788
                                        204,931     Infosys Technologies, Ltd.                             11,476,045
                                         39,765     Mercury Interactive Corp.*                              1,383,424
                                        843,295     Microsoft Corp.                                        21,672,682
                                        159,420     Quest Software, Inc.*,#                                 2,217,532
                                                                                                       --------------
                                                                                                           55,940,471
                Audio and Video Products - 1.0%
                                        214,800     Sony Corp.**                                            6,937,960
                                        148,448     Thomson**,#                                             2,798,489
                                                                                                       --------------
                                                                                                            9,736,449
                 Chemicals - Diversified - 0.4%
                                         79,600     Shin-Etsu Chemical Company, Ltd.**                      3,788,197
           Commercial Services - Finance - 1.3%
                                        323,780     Paychex, Inc.                                          12,549,713
                   Computer Aided Design - 1.5%
                                        292,493     Dassault Systemes S.A.**,#                             15,101,207
                       Computer Services - 2.6%
                                        275,867     Atos Origin S.A.*,**,#                                 18,944,139
                                      2,877,706     LogicaCMG PLC**                                         7,232,849
                                                                                                       --------------
                                                                                                           26,176,988
                               Computers - 4.8%
                                      2,596,880     Acer, Inc.**                                            5,255,448
                                        717,745     Dell, Inc.*                                            22,881,710
                                        207,255     Hewlett-Packard Co.                                     5,811,430
                                        215,530     Research In Motion, Ltd. (U.S. Shares)*                13,252,940
                                                                                                       --------------
                                                                                                           47,201,528
          Computers - Integrated Systems - 0.2%
                                        123,200     3D Systems Corp.*,#                                     2,224,992
              Computers - Memory Devices - 2.6%
                                      1,883,905     EMC Corp.*                                             26,299,314
        Computers - Peripheral Equipment - 2.5%
                                        663,998     Logitech International S.A.*                           25,157,096
          Data Processing and Management - 0.5%
                                        131,085     NAVTEQ Corp.*                                           5,128,045
                  Diversified Operations - 0.7%
                                        775,000     Hutchison Whampoa, Ltd.                                 7,338,012
                     E-Commerce/Products - 2.0%
                                        359,513     Amazon.com, Inc.*                                      14,337,378
                                        220,700     Submarino S.A.*                                         3,018,723
                                         77,965     Submarino S.A. (GDR)*                                   2,132,374
                                                                                                       --------------
                                                                                                           19,488,475
                     E-Commerce/Services - 1.3%
                                        315,505     eBay, Inc.*                                            12,493,998
       Electric Products - Miscellaneous - 1.1%
                                      2,389,000     Toshiba Corp.**                                        10,999,948
        Electronic Components - Miscellaneous - 4.2%
                                      6,986,026     Hon Hai Precision Industry Company, Ltd.**             30,191,609
                                        438,972     Koninklijke (Royal) Philips Electronics N.V.**         11,468,690
                                                                                                       --------------
                                                                                                           41,660,299
       Electronic Components - Semiconductors - 13.2%
                                        914,555     Advanced Micro Devices, Inc.*,#                        21,235,967
                                      9,656,733     ARM Holdings PLC**                                     18,588,061
                                        569,482     ATI Technologies, Inc. (U.S. Shares)*,#                 8,229,015

Shares or Principal Amount                                                                                  Value
-----------------------------------------------                                                        --------------
       Electronic Components - Semiconductors -
                                    (continued)
                                        363,750     Broadcom Corp. - Class A*                          $   15,444,825
                                        141,470     Fairchild Semiconductor International, Inc.*            2,178,638
                                        218,141     Infineon Technologies A.G.*,**                          2,041,779
                                         81,680     International Rectifier Corp.*,#                        2,416,911
                                        228,575     MEMC Electronic Materials, Inc.*                        4,100,636
                                         57,640     Samsung Electronics Company, Ltd.**                    30,476,323
                                        944,800     Texas Instruments, Inc.                                26,974,041
                                                                                                       --------------
                                                                                                          131,686,196
                        Electronic Forms - 1.0%
                                        295,460     Adobe Systems, Inc.                                     9,528,585
        Electronic Measuring Instruments - 1.1%
                                        152,800     Advantest Corp.**                                      10,973,353
            Enterprise Software/Services - 4.4%
                                      1,549,025     Oracle Corp.*                                          19,641,637
                                        140,044     SAP A.G.**                                             23,972,010
                                                                                                       --------------
                                                                                                           43,613,647
                  Entertainment Software - 3.4%
                                        607,200     Activision, Inc.*                                       9,575,544
                                        421,900     Electronic Arts, Inc.*                                 23,997,672
                                                                                                       --------------
                                                                                                           33,573,216
      Industrial Automation and Robotics - 0.2%
                                         78,365     Cognex Corp.                                            2,239,672
          Internet Connectivity Services - 1.0%
                                        275,190     NDS Group PLC*,**                                      10,071,954
        Internet Infrastructure Software - 0.8%
                                        149,905     F5 Networks, Inc.*,#                                    7,799,557
                       Internet Security - 1.9%
                                                    Check Point Software Technologies, Ltd.
                                        562,875      (U.S. Shares)*                                        12,585,885
                                        195,210     McAfee, Inc.*                                           5,862,156
                                                                                                       --------------
                                                                                                           18,448,041
             Miscellaneous Manufacturing - 0.3%
                                        143,409     Applied Films Corp.*,#                                  2,785,003
                     Networking Products - 4.2%
                                      1,597,934     Cisco Systems, Inc.*                                   27,883,949
                                      2,065,000     D-Link Corp.**                                          2,234,162
                                        505,845     Juniper Networks, Inc.*                                11,801,364
                                                                                                       --------------
                                                                                                           41,919,475
           Retail - Consumer Electronics - 0.4%
                                      1,004,611     Carphone Warehouse PLC**                                3,485,207
            Semiconductor Components/Integrated
                                Circuits - 7.0%
                                        262,362     CSR PLC*,**                                             3,341,230
                                        558,070     Cypress Semiconductor Corp.*,#                          7,589,752
                                        625,000     Marvell Technology Group, Ltd.*                        29,006,249
                                        450,570     Maxim Integrated Products, Inc.                        15,625,768
                                      5,814,000     Powerchip Semiconductor Corp.**                         2,755,245
                                                    Taiwan Semiconductor Manufacturing
                                      7,514,646      Company, Ltd.**                                       11,646,621
                                                                                                       --------------
                                                                                                           69,964,865
                 Semiconductor Equipment - 3.7%
                                        315,090     Applied Materials, Inc.                                 5,161,174
                                                    ASM Lithography Holding N.V.
                                        379,645      (U.S. Shares)*,**,#                                    6,446,372
                                        382,830     KLA-Tencor Corp.#                                      17,721,201
                                        212,720     Lam Research Corp.*                                     7,177,173

See Notes to Schedules of Investments and Financial Statements.

                     56 Janus Growth Funds October 31, 2005

Schedule of Investments

As of October 31, 2005

Shares or Principal Amount                                                                                  Value
-----------------------------------------------                                                        --------------
                                                                                                           36,505,920
             Telecommunication Equipment - 3.9%
                                        423,345     Adtran, Inc.                                       $   12,806,186
                                        683,455     Alcatel S.A. (ADR)**,#                                  8,023,762
                                        434,935     Harris Corp.#                                          17,875,828
                                                                                                       --------------
                                                                                                           38,705,776
            Telecommunication Equipment - Fiber
                                  Optics - 2.6%
                                      1,271,105     Corning, Inc.*                                         25,536,499
              Telecommunication Services - 1.1%
                                        407,830     Amdocs, Ltd. (U.S. Shares)*,**                         10,795,260
                              Television - 1.4%
                                      1,562,734     British Sky Broadcasting Group PLC**                   14,106,843
                      Web Hosting/Design - 0.5%
                                        109,435     Macromedia, Inc.*                                       4,806,385
       Web Portals/Internet Service Providers -
                                           4.9%
                                          3,092     Yahoo Japan Corp.**                                     3,267,039
                                          3,092     Yahoo Japan Corp.*,**                                   3,320,162
                                      1,142,468     Yahoo!, Inc.*                                          42,237,041
                                                                                                       --------------
                                                                                                           48,824,242
                      Wireless Equipment - 7.4%
                                        886,075     Motorola, Inc.                                         19,635,422
                                      2,485,285     Nokia Oyj (ADR)**                                      41,802,495
                                        146,040     QUALCOMM, Inc.                                          5,806,550
                                        228,655     Telefonaktiebolaget LM Ericsson (ADR)#                  7,502,171
                                                                                                       --------------
                                                                                                           74,746,638
-----------------------------------------------                                                        --------------
         Total Common Stock (cost $677,774,258)                                                           961,401,066
                           Corporate Bonds - 0%
          Computers - Peripheral Equipment - 0%
    $                                31,700,000     Candescent Technologies Corp.,
                                                    8.00%, convertible senior subordinated
                                                    debentures, due 5/1/03 (144A)++,(Y),(O),(S).
                                                    (cost $4,368,283)                                               0
                         Preferred Stock - 0.8%
       Electronic Components - Semiconductors -
                                           0.2%
                                          6,000     Samsung Electronics Company, Ltd.**                     2,442,529
                      Wireless Equipment - 0.6%
                                        102,750     Crown Castle International Corp.,
                                                    convertible, 6.25%                                      5,265,937
-----------------------------------------------                                                        --------------
        Total Preferred Stock (cost $7,340,956)                                                             7,708,466
                                  Rights - 0.1%
                       Computer Services - 0.1%
                                      1,438,853     LogicaCMG PLC** (cost $0)                                 865,904
                        Other Securities - 6.5%
                                     64,340,213     State Street Navigator Securities Lending
                                                    Prime Portfolio+ (cost $64,340,213)                    64,340,213
                    Repurchase Agreement - 1.3%
    $                                13,400,000     Bear Stearns & Company, Inc., 4.1125%
                                                    dated 10/31/05, maturing 11/1/05
                                                    to be repurchased at $13,401,531
                                                    collateralized by $18,142,528
                                                    in U.S. Government Agencies
                                                    0%, 10/1/35; with a value of $13,668,105
                                                    (cost $13,400,000)                                     13,400,000
-----------------------------------------------                                                        --------------
    Total Investments (total cost $767,223,710)                                                         1,047,715,649
                                       - 105.4%
      Liabilities, net of Cash, Receivables and
                          Other Assets - (5.4)%                                                           (54,053,020)
-----------------------------------------------                                                        --------------
                              Net Assets - 100%                                                        $  993,662,629

Summary of Investments by Country

                                 % of Investment
Country              Value         Securities
---------------  --------------  --------------
Bermuda          $   29,006,249             2.8%
Brazil                5,151,097             0.5%
Canada               21,481,955             2.1%
Finland              41,802,495             4.0%
France               44,867,597             4.3%
Germany              26,013,789             2.5%
Hong Kong             7,338,012             0.7%
India                11,476,045             1.1%
Israel               12,585,885             1.2%
Japan                39,286,659             3.7%
Netherlands          17,915,062             1.7%
South Korea          32,918,852             3.1%
Sweden                7,502,171             0.7%
Switzerland          25,157,096             2.4%
Taiwan               52,083,085             5.0%
United Kingdom       68,487,308             6.5%
United States++     604,642,292            57.7%
                 --------------  --------------
Total            $1,047,715,649           100.0%

++Includes Short-Term Securities and Other Securities (50.3% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and          Currency         Currency        Unrealized
Settlement Date           Units Sold     Value in $ U.S.    Gain/(Loss)
----------------------  ---------------  ---------------  ---------------
British Pound 12/2/05           935,000  $     1,654,170  $        52,539
British Pound 2/23/06        10,050,000       17,776,459          363,791
Euro 12/2/05                  9,900,000       11,883,710           (6,680)
Euro 1/27/06                 28,500,000       34,320,264          640,686
Japanese Yen 1/27/06        740,000,000        6,425,325          281,088
Japanese Yen 2/23/06      1,105,000,000        9,626,658          681,177
South Korean Won
11/30/05                 10,825,000,000       10,381,701          213,121
South Korean Won
5/11/06                   5,300,000,000        5,109,085          (12,931)
Taiwan Dollar 11/30/05      410,000,000       12,290,536          707,875
Taiwan Dollar 5/11/06       440,000,000       13,345,668          (33,513)
                                         ---------------  ---------------
Total                                    $   122,813,576  $     2,887,153

See Notes to Schedules of Investments and Financial Statements.

                     Janus Growth Funds October 31, 2005 57

Statements of Assets and Liabilities

For the fiscal year ended October 31,
2005                                                           Janus             Janus               Janus               Janus
(all numbers in thousands except net           Janus         Enterprise         Mercury             Olympus              Orion
asset value per share)                         Fund             Fund             Fund                Fund                Fund
---------------------------------------  ---------------  ----------------  --------------  ---------------------  ----------------
Assets:
Investments at cost(1)                   $     9,474,640  $      1,475,921  $    3,645,289  $        1,934,251     $     688,390
Investments at value(1)                  $    11,502,804  $      2,019,460  $    4,735,728  $        2,395,065     $     820,611
Cash                                                  --             1,542           1,181               1,079             1,085
Cash denominated in foreign currency
(2)                                                    8                --              11                  30               255
Receivables:
Investments sold                                 542,311            18,960          23,721             113,505             3,995
Fund shares sold                                   1,733             1,667           1,839                 766             2,885
Dividends                                          6,836               687           2,387                 377                32
Interest                                             619                37              42                  36                19
Other assets                                         305                30              75                  53                15
Forward currency contracts                         6,261                --           3,250               1,341                --
                                         ---------------  ----------------  --------------  ---------------------  ----------------
Total Assets                                  12,060,877         2,042,383       4,768,234           2,512,252           828,897
Liabilities:
Payables:
Due to custodian                                   3,724                --              --                  --                --
Securities loaned (Note 1)                       671,969           325,513         264,912             195,028           118,146
Investments purchased                            220,860             9,673          22,071              56,679            17,025
Fund shares repurchased                           12,473             2,106           3,851               1,539             1,430
Advisory fees                                      6,058               918           2,404               1,205               365
Transfer agent fees and expenses                   2,138               436           1,059                 571               166
Non-interested Trustees' fees and
expenses                                              33                 7              10                   5                 6
Foreign tax liability                                 --                --              --                  19               195
Accrued expenses                                     665               188             424                 284               163
Forward currency contracts                            36                --              72                  34                --
                                         ---------------  ----------------  --------------  ---------------------  ----------------
Total Liabilities                                917,956           338,841         294,803             255,364           137,496
                                         ---------------  ----------------  --------------  ---------------------  ----------------
Net Assets                               $    11,142,921  $      1,703,542  $    4,473,431  $        2,256,888     $     691,401
Net Assets Consist of:
Capital (par value and paid in
surplus)*                                $    15,821,953  $      5,524,920  $    9,543,780  $        3,483,159     $   1,104,988
Undistributed net investment
income/(loss)*                                     8,030                --          12,423                 705             2,980
Undistributed net realized
gain/(loss) from investments
 and foreign currency transactions*           (6,721,485        (4,364,917      (6,176,390          (1,689,147)         (548,508)
Unrealized appreciation/(depreciation)
of investments and foreign currency
translations                                   2,034,423           543,539       1,093,618             462,171(3)        131,941(3)
                                         ---------------  ----------------  --------------  ---------------------  ----------------
Total Net Assets                         $    11,142,921  $      1,703,542  $    4,473,431  $        2,256,888     $     691,401
Shares Outstanding, $0.01 Par Value
(unlimited shares
 authorized)                                     455,877            43,147         202,882              72,891            88,687
Net Asset Value Per Share                $         24.44  $          39.48  $        22.05  $            30.96     $        7.80

*See Note 4 in Notes to Financial Statements

(1) Investments at cost and value include $655,388,835, $318,210,960, $256,286,119, $190,305,807, $115,018,097, $232,876,291, $248,886,903,
$178,742,923 and $62,525,079 of securities loaned for Janus Fund, Janus Enterprise Fund, Janus Mercury Fund, Janus Olympus Fund, Janus Orion Fund, Janus Twenty Fund, Janus Venture Fund, Janus Global Life Sciences Fund and Janus Global Technology Fund, respectively (Note 1).

(2) Includes cost of $7,779, $11,479, $9,381, $71,032, $137,421 and $1,311,529
for Janus Fund, Janus Mercury Fund, Janus Triton Fund, Janus Venture Fund, Janus Global Life Sciences Fund and Janus Global Technology Fund, respectively.

(3) Net of foreign taxes on investments of $18,496, $194,649, $6,002, $105,812 and $11,382 for Janus Olympus Fund, Janus Orion Fund, Janus Triton Fund, Janus Venture Fund, and Janus Global Technology Fund, respectively.

See Notes to Financial Statements.

                     58 Janus Growth Funds October 31, 2005

For the fiscal year ended October 31,                                                  Janus           Janus
2005                                       Janus         Janus        Janus         Global Life        Global
(all numbers in thousands except net       Triton        Twenty       Venture        Sciences        Technology
asset value per share)                      Fund          Fund         Fund            Fund            Fund
--------------------------------------  ------------  -----------  -------------  --------------  ---------------
Assets:
Investments at cost(1)                  $  35,437     $ 6,720,018  $1,251,957     $   1,034,465   $   767,224
Investments at value (1)                $  37,604     $ 9,789,303  $1,552,810     $   1,316,867   $ 1,047,716
Cash                                          161           1,767      10,048             1,516         1,505
Cash denominated in foreign currency
(2)                                             9              --          71                --         1,313
Receivables:
Investments sold                               --         102,018         895            20,720        13,770
Fund shares sold                              156           4,006         113               232           183
Dividends                                      --           7,038          14               135           405
Interest                                       --             462          --                17            14
Other assets                                    1             250         129                21            24
Forward currency contracts                     --              --          --             1,638         2,941
                                        ------------  -----------  -------------  --------------  ---------------
Total Assets                               37,931       9,904,844   1,564,080         1,341,146     1,067,871
Liabilities:
Payables:
Due to custodian                               --              --          --                --            --
Securities loaned (Note 1)                     --         237,785     255,803           183,652        64,340
Investments purchased                         109          39,684      13,313             5,959         7,650
Fund shares repurchased                        28           7,649         674               752         1,129
Advisory fees                                  14           5,101         702               626           545
Transfer agent fees and expenses               16           1,705         238               288           292
Non-interested Trustees' fees and
expenses                                        1              26           1                 1             2
Foreign tax liability                           6              --         106                --            11
Accrued expenses                               62             391          93               202           185
Forward currency contracts                     --              --          --                --            54
                                        ------------  -----------  -------------  --------------  ---------------
Total Liabilities                             236         292,341     270,930           191,480        74,208
                                        ------------  -----------  -------------  --------------  ---------------
Net Assets                              $  37,695     $ 9,612,503  $1,293,150     $   1,149,666   $   993,663
Net Assets Consist of:
Capital (par value and paid in
surplus)*                               $  35,617     $ 9,814,463  $  990,249     $   1,791,386   $ 3,490,337
Undistributed net investment
income/(loss)*                                 --          20,284          75                --           725
Undistributed net realized gain/(loss)
from investments and foreign currency
transactions*                                 (82)     (3,291,550       2,003          (925,757)   (2,780,770)
Unrealized appreciation/(depreciation)
of investments and foreign currency
translations                                2,160(3)    3,069,306     300,823(3)        284,037        283,371(3)
                                        ------------  -----------  -------------  --------------  ---------------
Total Net Assets                        $  37,695     $ 9,612,503  $1,293,150     $   1,149,666   $   993,663
Shares Outstanding, $0.01 Par Value
(unlimited shares authorized)               3,471         201,813      22,760            59,368        91,292
Net Asset Value Per Share               $   10.86     $     47.63  $    56.82     $       19.37   $     10.88

                     Janus Growth Funds October 31, 2005 59

Statements of Operations

                                                                         Janus          Janus         Janus         Janus
For the fiscal year ended October 31, 2005                 Janus        Enterprise     Mercury       Olympus        Orion
 (all numbers in thousands)                                 Fund          Fund           Fund          Fund          Fund
--------------------------------------------------------  -----------   -----------   -----------   -----------   -----------
Investment Income:
Interest                                                  $     5,343   $       628   $     2,031   $     1,381   $       397
Securities lending income                                         958           180           503           363           171
Dividends                                                     105,364        10,631        58,770        21,361         8,932
Dividends from affiliates                                       6,576            --           194            --            --
Foreign tax withheld                                           (2,700)          (70)       (1,563)         (396)         (467)
                                                          -----------   -----------   -----------   -----------   -----------
Total Income                                                  115,541        11,369        59,935        22,709         9,033
Expenses:
Advisory fees                                                  78,753        11,063        28,459        14,610         3,779
Transfer agent fees and expenses                               26,758         4,716        11,227         6,255         1,689
Registration fees                                                  12            19            65            12            33
Postage and mailing expenses                                      743           311           647           469           140
Custodian fees                                                    132            28            98            54            58
Professional fees                                                  58            33            38            31            22
Non-interested Trustees' fees and expenses                        250            43            94            62            26
Printing expenses                                                 964           329           671           575           223
System fees                                                        21            20            21            21            19
Other expenses                                                    459            85           173            95            39
Non-recurring costs (Note 2)                                        4            --             1             1            --
Costs assumed by Janus Capital Management LLC (Note 2)             (4)           --            (1)           (1)           --
                                                          -----------   -----------   -----------   -----------   -----------
Total Expenses                                                108,150        16,647        41,493        22,184         6,028
Expense and Fee Offset                                           (672)         (175)         (359)         (237)          (86)
                                                          -----------   -----------   -----------   -----------   -----------
Net Expenses                                                  107,478        16,472        41,134        21,947         5,942
Less: Excess Expense Reimbursement                                N/A           N/A           N/A           N/A           N/A
                                                          -----------   -----------   -----------   -----------   -----------
Net Expenses after Expense Reimbursement                      107,478        16,472        41,134        21,947         5,942
Net Investment Income/(Loss)                                    8,063        (5,103)       18,801           762         3,091
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from securities transactions       2,411,657       178,555       415,416       297,819        67,401
Net realized gain/(loss) from foreign currency
transactions                                                    4,561           (25)       (3,527)        4,233          (111)
Change in net unrealized appreciation or depreciation of
investments and foreign currency translations              (1,439,602)       97,620       146,894       72,243(2)      56,341(2)
Payment from affiliate (Note 2)                                     1            --            --             1            --
                                                          -----------   -----------   -----------   -----------   -----------
Net Gain/(Loss) on Investments                                976,617       276,150       558,783       374,296       123,631
                                                          -----------   -----------   -----------   -----------   -----------
Net Increase/(Decrease) in Net Assets
Resulting from Operations                                 $   984,680   $   271,047   $   577,584   $   375,058   $   126,722



(1) Period from February 25, 2005 (inception date) through October 31, 2005.

(2) Net of foreign taxes on investments of $18,496, $194,649, $6,002, $105,812 and $11,382 for Janus Olympus Fund, Janus Orion Fund, Janus Triton Fund, Janus Venture Fund and Janus Global Technology Fund, respectively.

See Notes to Financial Statements.


                     60 Janus Growth Funds October 31, 2005

                                                                                                          Janus         Janus
                                                         Janus             Janus        Janus          Global Life      Global
For the fiscal year ended October 31, 2005               Triton           Twenty       Venture          Sciences      Technology
 (all numbers in thousands)                             Fund (1)           Fund         Fund              Fund           Fund
-----------------------------------------------------  -----------      -----------   -----------      -----------   -----------
Investment Income:
Interest                                               $        92      $     7,355   $        52      $       438   $       835
Securities lending income                                       --              221           702              209           322
Dividends                                                       87           91,833         2,157            5,189        11,889
Dividends from affiliates                                       --            3,049           250               --            --
Foreign tax withheld                                            (1)          (1,344)          (25)            (326)         (892)
                                                       -----------      -----------   -----------      -----------   -----------
Total Income                                                   178          101,114         3,136            5,510        12,154
Expenses:
Advisory fees                                                  113           60,431         8,754            7,563         7,103
Transfer agent fees and expenses                                71           18,849         2,639            3,174         3,446
Registration fees                                               43               14            15               33            34
Postage and mailing expenses                                    10              715           144              193           308
Custodian fees                                                   9              125            41               39           109
Professional fees                                               21               39            34               33            49
Non-interested Trustees' fees and expenses                       4              204            42               31            31
Printing expenses                                               36              778           194              260           408
System fees                                                     15               20            21               21            20
Other expenses                                                   5              296            65               70            62
Non-recurring costs (Note 2)                                   N/A                2            --               --            --
Costs assumed by Janus Capital Management LLC
(Note 2)                                                       N/A               (2)           --               --            --
                                                       -----------      -----------   -----------      -----------   -----------
Total Expenses                                                 327           81,471        11,949           11,417        11,570
Expense and Fee Offset                                          (4)            (420)          (77)            (125)         (174)
                                                       -----------      -----------   -----------      -----------   -----------
Net Expenses                                                   323           81,051        11,872           11,292        11,396
Less: Excess Expense Reimbursement                            (102)             N/A           N/A              N/A           N/A
                                                       -----------      -----------   -----------      -----------   -----------
Net Expenses after Expense Reimbursement                       221           81,051        11,872           11,292        11,396
Net Investment Income/(Loss)                                   (43)          20,063        (8,736)          (5,782)          758
Net Realized and Unrealized Gain/(Loss) on
Investments:
Net realized gain/(loss) from securities
transactions                                                   (47)       1,468,818       118,503          170,328       100,964
Net realized gain/(loss) from foreign currency
transactions                                                     7              221          (741)           4,678        (1,293)
Change in net unrealized appreciation or
depreciation of investments and foreign
currency translations                                        2,161(2)       254,049        25,372(2)        51,675        33,644(2)
Payment from affiliate (Note 2)                                 --                7            --               --            --
                                                       -----------      -----------   -----------      -----------   -----------
Net Gain/(Loss) on Investments                               2,121        1,723,095       143,134          226,681       133,315
                                                       -----------      -----------   -----------      -----------   -----------
Net Increase/(Decrease) in Net Assets
Resulting from Operations                              $     2,078      $ 1,743,158   $   134,398      $   220,899   $   134,073



                     Janus Growth Funds October 31, 2005 61

Statements of Changes in Net Assets

For the fiscal year ended October 31                Janus                         Janus                         Janus
 (all numbers in thousands)                         Fund                      Enterprise Fund                Mercury Fund
                                          ---------------------------   ---------------------------   ---------------------------
                                              2005           2004           2005           2004           2005           2004
                                          ------------   ------------   ------------   ------------   ------------   ------------
Operations:

Net investment income/(loss)              $      8,063   $    (26,012)  $     (5,103)  $     (8,346)  $     18,801   $    (12,867)
Net realized gain/(loss) from
investment transactions                      2,416,218      1,188,041        178,530        161,121        411,889        525,432
Change in unrealized net appreciation/
(depreciation) of investments
and foreign currency translations           (1,439,602)      (979,530)        97,620         58,551        146,894       (133,875)
Payment from affiliate (Note 2)                      1              1             --             --             --             --
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net Increase/(Decrease) in Net Assets
Resulting from Operations                      984,680        182,500        271,047        211,326        577,584        378,690
Dividends and Distributions
to Shareholders:
Net investment income*                              --             --             --             --         (6,427)            --
Net realized gain/(loss) from
investment transactions*                            --             --             --             --             --             --
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net Decrease from Dividends and
Distributions                                       --             --             --             --         (6,427)            --
Capital Share Transactions:
Shares sold                                    378,642        806,462        228,604        206,603        703,654        334,794
Reinvested dividends and distributions              --             --             --             --          6,103             --
Shares repurchased                          (3,497,874)    (5,137,947)      (476,067)      (654,677)    (1,278,997)    (1,524,134)
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net Increase/(Decrease) from Capital
Share Transactions                          (3,119,232)    (4,331,485)      (247,463)      (448,074)      (569,240)    (1,189,340)
Net Increase/(Decrease) in Net Assets       (2,134,552)    (4,148,985)        23,584       (236,748)         1,917       (810,650)
Net Assets:
Beginning of period                         13,277,473     17,426,458      1,679,958      1,916,706      4,471,514      5,282,164
End of period                             $ 11,142,921   $ 13,277,473   $  1,703,542   $  1,679,958   $  4,473,431   $  4,471,514
                                          ------------   ------------   ------------   ------------   ------------   ------------
Undistributed net investment
income/(loss)*                            $      8,030   $          4   $         --   $         --   $     12,423   $         --


For the fiscal year ended October 31                Janus                         Janus
(all numbers in thousands)                       Olympus Fund                   Orion Fund
                                          ---------------------------   ---------------------------
                                              2005           2004            2005          2004
                                          ------------   ------------   ------------   ------------
Operations:
Net investment income/(loss)              $        762   $     (9,322)  $      3,091   $       (279)
Net realized gain/(loss) from
investment transactions                        302,052        195,651         67,290         79,274
Change in unrealized net appreciation/
(depreciation) of investments
and foreign currency translations               72,243        (72,028)        56,341        (25,291)
Payment from affiliate (Note 2)                      1             --             --             --
                                          ------------   ------------   ------------   ------------
Net Increase/(Decrease) in Net Assets
Resulting from Operations                      375,058        114,301        126,722         53,704
Dividends and Distributions
to Shareholders:
Net investment income*                              --             --             --             --
Net realized gain/(loss) from
investment transactions*                            --             --             --             --
                                          ------------   ------------   ------------   ------------
Net Decrease from Dividends and
Distributions                                       --             --             --             --


Capital Share Transactions:
Shares sold                                     94,217        159,960        167,198        114,957
Reinvested dividends and distributions              --             --             --             --
Shares repurchased                            (572,853)      (686,004)      (132,323)      (152,565)
                                          ------------   ------------   ------------   ------------
Net Increase/(Decrease) from Capital
Share Transactions                            (478,636)      (526,044)        34,875        (37,608)
Net Increase/(Decrease) in Net Assets         (103,578)      (411,743)       161,597         16,096
Net Assets:
Beginning of period                          2,360,466      2,772,209        529,804        513,708
End of period                             $  2,256,888   $  2,360,466   $    691,401   $    529,804
                                          ------------   ------------   ------------   ------------
Undistributed net investment
income/(loss)*                            $        705   $          4   $      2,980   $         --

*See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

                     62 Janus Growth Funds October 31, 2005

                     Janus Growth Funds October 31, 2005 63

For the fiscal year ended           Janus                Janus                       Janus                     Janus
October 31                         Triton               Twenty                      Venture                  Global Life
(all numbers in thousands)          Fund                 Fund                        Fund                   Sciences Fund
                                 -----------   -------------------------   -------------------------   -------------------------
                                   2005(1)        2005          2004          2005          2004          2005          2004
                                 -----------   -----------   -----------   -----------   -----------   -----------   -----------
Operations:

Net investment income/(loss)     $       (43)  $    20,063   $     5,468   $    (8,736)  $   (10,045)  $    (5,782)  $    (6,667)

Net realized gain/(loss) from
 investment transactions                 (40)    1,469,039        27,978       117,762       188,709       175,006       150,113

Change in unrealized net
 appreciation/(depreciation)
 of investments and foreign
 currency translations                 2,161       254,049     1,443,157        25,372       (75,305)       51,675       (22,597)

Payment from affiliate (Note 2)           --             7             3            --            --            --            --
                                 -----------   -----------   -----------   -----------   -----------   -----------   -----------

Net Increase/(Decrease) in
Net Assets Resulting from
 Operations                            2,078     1,743,158     1,476,606       134,398       103,359       220,899       120,849

Dividends and Distributions
to Shareholders:

Net investment income*                    --        (2,651)      (47,904)           --            --            --            --

Net realized gain/(loss) from
investment transactions*                  --            --            --            --            --            --            --
                                 -----------   -----------   -----------   -----------   -----------   -----------   -----------
Net Decrease from Dividends
and Distributions                         --        (2,651)      (47,904)           --            --            --            --

Capital Share Transactions:

Shares sold                           45,861       542,721       495,152        36,715        56,264        51,664       132,205

Redemption fees                          N/A           N/A           N/A           N/A           N/A            35           112

Reinvested dividends and
distributions                             --         2,597        46,952            --            --            --            --

Shares repurchased                   (10,244)   (1,696,801)   (2,768,819)     (205,051)     (224,893)     (306,428)     (333,890)
                                 -----------   -----------   -----------   -----------   -----------   -----------   -----------

Net Increase/(Decrease) from
Capital Share Transactions            35,617    (1,151,483)   (2,226,715)     (168,336)     (168,629)     (254,729)     (201,573)
                                 -----------   -----------   -----------   -----------   -----------   -----------   -----------
Net Increase/(Decrease) in
Net Assets                            37,695       589,024      (798,013)      (33,938)      (65,270)      (33,830)      (80,724)


Net Assets:

Beginning of period                       --     9,023,479     9,821,492     1,327,088     1,392,358     1,183,496     1,264,220

End of Period                    $    37,695   $ 9,612,503   $ 9,023,479   $ 1,293,150   $ 1,327,088   $ 1,149,666   $ 1,183,496
                                 -----------   -----------   -----------   -----------   -----------   -----------   -----------

Undistributed net investment
income/(loss)*                   $        --   $    20,284   $     2,651   $        75   $         7   $        --   $        --




For the fiscal year ended                 Janus
October 31                          Global Technology
(all numbers in thousands)                 Fund
                                 -------------------------
                                    2005          2004
                                 -----------   -----------
Operations:

Net investment income/(loss)     $       758   $    (5,454)

Net realized gain/(loss) from
 investment transactions              99,671        67,393

Change in unrealized net
 appreciation/(depreciation)
 of investments and foreign
 currency translations                33,644      (173,129)

Payment from affiliate (Note 2)           --             4
                                 -----------   -----------

Net Increase/(Decrease) in
Net Assets Resulting from
 Operations                          134,073      (111,186)

Dividends and Distributions
to Shareholders:

Net investment income*                    --            --

Net realized gain/(loss) from
investment transactions*                  --            --
                                 -----------   -----------
Net Decrease from Dividends
and Distributions                         --            --

Capital Share Transactions:

Shares sold                           46,171       163,947

Redemption fees                           80           167

Reinvested dividends and
distributions                             --            --

Shares repurchased                  (441,684)     (453,636)
                                 -----------   -----------

Net Increase/(Decrease) from
Capital Share Transactions          (395,433)     (289,522)
                                 -----------   -----------
Net Increase/(Decrease) in
Net Assets                          (261,360)     (400,708)


Net Assets:

Beginning of period                1,255,023     1,655,731

End of Period                    $   993,663   $ 1,255,023
                                 -----------   -----------

Undistributed net investment
income/(loss)*                   $       725   $        --


*See Note 4 in Notes to Financial Statements.

(1)Period from February 25, 2005 (inception date) through October 31, 2005.

See Notes to Financial Statements.


                     64 Janus Growth Funds October 31, 2005

                     Janus Growth Funds October 31, 2005 65

Financial Highlights


                                                                                         Janus Fund
                                                                   --------------------------------------------------------
For a share outstanding during each fiscal year
ended October 31                                                       2005                  2004                2003
-------------------------------------------------                  --------------       --------------       --------------
Net Asset Value, Beginning of Period                               $        22.69       $        22.52       $        18.39
Income from Investment Operations:
Net investment income/(loss)                                                  .02                   --(1)                --(1)
Net gains/(losses) on securities (both realized
and unrealized)                                                              1.73                  .17                 4.13
                                                                   --------------       --------------       --------------
Total from Investment Operations                                             1.75                  .17                 4.13
Less Distributions and Other:
Dividends (from net investment income)*                                        --                   --                   --
Distributions (from capital gains)*                                            --                   --                   --
Payment from affiliate                                                         --(2)                --(2)                --
Total Distributions and Other                                                  --                   --                   --
                                                                   --------------       --------------       --------------
Net Asset Value, End of Period                                     $        24.44       $        22.69       $        22.52
Total Return                                                                 7.71%(3)             0.75%(3)            22.46%
Net Assets, End of Period (in thousands)                           $   11,142,921       $   13,277,473       $   17,426,458
Average Net Assets for the Period (in thousands)                   $   12,310,464       $   15,433,191       $   16,206,681
Ratio of Gross Expenses to Average Net Assets (4)(5)                         0.88%                0.90%                0.89%
Ratio of Net Expenses to Average Net Assets (4)                              0.87%                0.90%                0.89%
Ratio of Net Investment Income/(Loss) to
Average Net Assets                                                           0.07%               (0.17)%               (0.17)%
Portfolio Turnover Rate                                                        78%                  21%                  22%



                                                                              Janus Fund
                                                                   --------------------------------
For a share outstanding during each fiscal year
ended October 31                                                       2002                2001
------------------------------------------------                   --------------    --------------
Net Asset Value, Beginning of Period                               $        22.11    $        44.00
Income from Investment Operations:
Net investment income/(loss)                                                   --(1)             --(1)
Net gains/(losses) on securities (both realized
and unrealized)                                                             (3.72)           (17.50)
                                                                   --------------    --------------
Total from Investment Operations                                            (3.72)           (17.50)
Less Distributions and Other:
Dividends (from net investment income)*                                        --                --
Distributions (from capital gains)*                                            --             (4.39)
Payment from affiliate                                                         --                --

Total Distributions and Other                                                  --             (4.39)
                                                                   --------------    --------------
Net Asset Value, End of Period                                     $        18.39    $        22.11
Total Return                                                               (16.82)%          (43.42)%
Net Assets, End of Period (in thousands)                           $   16,320,421    $   23,513,436
Average Net Assets for the Period (in thousands)                   $   21,651,285    $   34,254,548
Ratio of Gross Expenses to Average Net Assets(4)(5)                          0.85%             0.84%
Ratio of Net Expenses to Average Net Assets(4)                               0.84%             0.83%
Ratio of Net Investment Income/(Loss) to
Average Net Assets                                                          (0.24)%           (0.16)%
Portfolio Turnover Rate                                                        27%               51%


                                                                                    Janus Enterprise Fund
                                                                   --------------------------------------------------------
For a share outstanding during each fiscal year
ended October 31                                                       2005                 2004                 2003
-----------------------------------------------                    --------------       --------------       --------------
Net Asset Value, Beginning of Period                               $        33.73       $        30.02       $        22.93
Income from Investment Operations:
Net investment income/(loss)                                                   --(1)                --(1)                --(1)
Net gains/(losses) on securities (both realized
and unrealized)                                                              5.75                 3.71                 7.09
                                                                   --------------       --------------       --------------
Total from Investment Operations                                             5.75                 3.71                 7.09
Less Distributions:
Dividends (from net investment income)*                                        --                   --                   --
Distributions (from capital gains)*                                            --                   --                   --
                                                                   --------------       --------------       --------------
Total Distributions                                                            --                   --                   --
                                                                   --------------       --------------       --------------
Net Asset Value, End of Period                                     $        39.48       $        33.73       $        30.02
Total Return                                                                17.05%               12.36%               30.92%
Net Assets, End of Period (in thousands)                           $    1,703,542       $    1,679,958       $    1,916,706
Average Net Assets for the Period (in thousands)                   $    1,728,579       $    1,795,534       $    1,741,680
Ratio of Gross Expenses to Average Net Assets(4)(5)                          0.96%                1.04%                1.02%
Ratio of Net Expenses to Average Net Assets(4)                               0.95%                1.03%                1.02%
Ratio of Net Investment Income/(Loss) to
Average Net Assets                                                          (0.30)%              (0.46)%              (0.46)%
Portfolio Turnover Rate                                                        28%                  27%                  32%



                                                                        Janus Enterprise Fund
                                                                   --------------------------------
For a share outstanding during each fiscal year
ended October 31                                                       2002               2001
-----------------------------------------------                    --------------    --------------
Net Asset Value, Beginning of Period                               $        29.67    $        68.41
Income from Investment Operations:
Net investment income/(loss)                                                   --(1)             --(1)
Net gains/(losses) on securities (both realized
and unrealized)                                                             (6.74)           (38.74)
                                                                   --------------    --------------
Total from Investment Operations                                            (6.74)           (38.74)
Less Distributions:
Dividends (from net investment income)*                                        --                --
Distributions (from capital gains)*                                            --                --
                                                                   --------------    --------------
Total Distributions                                                            --                --
                                                                   --------------    --------------
Net Asset Value, End of Period                                     $        22.93    $        29.67
Total Return                                                               (22.72)%          (56.63)%
Net Assets, End of Period (in thousands)                           $    1,854,192    $    3,071,818
Average Net Assets for the Period (in thousands)                   $    2,518,273    $    4,858,360
Ratio of Gross Expenses to Average Net Assets (4)(5)                         0.93%             0.92%
Ratio of Net Expenses to Average Net Assets (4)                              0.90%             0.90%
Ratio of Net Investment Income/(Loss) to
Average Net Assets                                                          (0.43)%           (0.55)%
Portfolio Turnover Rate                                                        64%               85%


*See Note 4 in Notes to Financial Statements.

(1)Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(3)During the year ended October 31, 2005 and the fiscal year ended October 31, 2004, Janus Capital and/or Janus Services LLC ("Janus Services") fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(4)See "Explanations of Charts, Tables and Financial Statements."

(5)The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

See Notes to Financial Statements.

                     66 Janus Growth Funds October 31, 2005

                                                                        Janus Mercury Fund
                                                      --------------------------------------------------------
For a share outstanding during each fiscal year
ended October 31                                          2005                 2004                 2003
-----------------------------------------------       --------------       --------------       --------------
Net Asset Value, Beginning of Period                  $        19.48       $        18.14       $        14.92
Income from Investment Operations:
Net investment income/(loss)                                     .09                   --(1)                --(1)
Net gains/(losses) on securities (both realized
and unrealized)                                                 2.51                 1.34                 3.22
                                                      --------------       --------------       --------------
Total from Investment Operations                                2.60                 1.34                 3.22

Less Distributions:
Dividends (from net investment income)*                         (.03)                  --                   --
Distributions (from capital gains)*                               --                   --                   --
                                                      --------------       --------------       --------------
Total Distributions                                             (.03)                  --                   --
                                                      --------------       --------------       --------------
Net Asset Value, End of Period                        $        22.05       $        19.48       $        18.14

Total Return                                                   13.35%                7.39%               21.58%
Net Assets, End of Period (in thousands)              $    4,473,431       $    4,471,514       $    5,282,164
Average Net Assets for the Period (in thousands)      $    4,447,616       $    5,007,156       $    5,088,567
Ratio of Gross Expenses to Average Net Assets(2)(3)            0.93%                0.97%                0.96%
Ratio of Net Expenses to Average Net Assets(2)                 0.92%                0.97%                0.95%
Ratio of Net Investment Income/(Loss) to Average                                                             %
Net Assets                                                      0.42%               (0.26)               (0.31)
Portfolio Turnover Rate                                           38%                  43%                  54%


                                                           Janus Mercury Fund
                                                      --------------------------------
For a share outstanding during each fiscal year
ended October 31                                          2002               2001
-----------------------------------------------       --------------    --------------
Net Asset Value, Beginning of Period                  $        19.14    $        40.59
Income from Investment Operations:
Net investment income/(loss)                                      --(1)            .04
Net gains/(losses) on securities (both realized
and unrealized)                                                (4.18)           (17.05)
                                                      --------------    --------------
Total from Investment Operations                               (4.18)           (17.01)

Less Distributions:
Dividends (from net investment income)*                         (.04)             (.03)
Distributions (from capital gains)*                               --             (4.41)
                                                      --------------    --------------
Total Distributions                                             (.04)            (4.44)
                                                      --------------    --------------
Net Asset Value, End of Period                        $        14.92    $        19.14

Total Return                                                  (21.88)%          (46.21)%
Net Assets, End of Period (in thousands)              $    5,034,041    $    7,910,482
Average Net Assets for the Period (in thousands)      $    6,783,864    $   11,243,108
Ratio of Gross Expenses to Average Net Assets(2)(3)             0.94%             0.89%
Ratio of Net Expenses to Average Net Assets(2)                  0.92%             0.88%
Ratio of Net Investment Income/(Loss) to Average
Net Assets                                                     (0.07)%            0.16%
Portfolio Turnover Rate                                           97%               83%



                                                                       Janus Olympus Fund
                                                      --------------------------------------------------------
For a share outstanding during each fiscal year
ended October 31                                           2005                2004                  2003
-----------------------------------------------       --------------       --------------       --------------
Net Asset Value, Beginning of Period                  $        26.30       $        25.22       $        20.60
Income from Investment Operations:
Net investment income/(loss)                                     .01                   --(1)                --(1)
Net gains/(losses) on securities (both realized
and unrealized)                                                 4.65                 1.08                 4.62
                                                      --------------       --------------       --------------
Total from Investment Operations                                4.66                 1.08                 4.62

Less Distributions and Other:
Dividends (from net investment income)*                           --                   --                   --
Distributions (from capital gains)*                               --                   --                   --
Payment from affiliate                                            --(4)                --(4)                --
                                                      --------------       --------------       --------------
Total Distributions and Other                                     --                   --                   --
                                                      --------------       --------------       --------------
Net Asset Value, End of Period                        $        30.96       $        26.30       $        25.22

Total Return                                                   17.72%(5)             4.28%(5)            22.38%
Net Assets, End of Period (in thousands)              $    2,256,888       $    2,360,466       $    2,772,209
Average Net Assets for the Period (in thousands)      $    2,282,832       $    2,575,897       $    2,378,814
Ratio of Gross Expenses to Average Net Assets(2)(3)             0.97%                1.03%                0.99%
Ratio of Net Expenses to Average Net Assets(2)                  0.96%                1.03%                0.98%
Ratio of Net Investment Income/(Loss) to Average
Net Assets                                                      0.03%               (0.36)%              (0.14)%
Portfolio Turnover Rate                                          119%                  76%                  84%

                                                            Janus Olympus Fund
                                                      --------------------------------
For a share outstanding during each fiscal year
ended October 31                                           2002              2001
-----------------------------------------------       --------------    --------------
Net Asset Value, Beginning of Period                  $        24.59    $        50.50
Income from Investment Operations:
Net investment income/(loss)                                      --(1)            .13
Net gains/(losses) on securities (both realized
and unrealized)                                                (3.88)           (25.42)
                                                      --------------    --------------
Total from Investment Operations                               (3.88)           (25.29)

Less Distributions and Other:
Dividends (from net investment income)*                         (.11)             (.23)
Distributions (from capital gains)*                               --              (.39)
Payment from affiliate                                            --                --
                                                      --------------    --------------
Total Distributions and Other                                   (.11)             (.62)
                                                      --------------    --------------
Net Asset Value, End of Period                        $        20.60    $        24.59

Total Return                                                  (15.89)%          (50.61)%
Net Assets, End of Period (in thousands)              $    2,136,167    $    3,074,317
Average Net Assets for the Period (in thousands)      $    2,882,934    $    4,767,090
Ratio of Gross Expenses to Average Net Assets(2)(3)             0.94%             0.91%
Ratio of Net Expenses to Average Net Assets(2)                  0.91%             0.89%
Ratio of Net Investment Income/(Loss) to Average
Net Assets                                                     (0.13)%            0.34%
Portfolio Turnover Rate                                           90%              118%


*See Note 4 in Notes to Financial Statements.

(1)Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)See "Explanations of Charts, Tables and Financial Statements."

(3)The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

(4)Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(5)During the fiscal year ended October 31, 2005 and the fiscal year ended October 31, 2004, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

See Notes to Financial Statements.



                     Janus Growth Funds October 31, 2005 67

                                                                              Janus Orion Fund
                                           -------------------------------------------------------------------------------------
For a share outstanding during each
fiscal year ended October 31                    2005             2004             2003             2002               2001
---------------------------------------    --------------  ----------------  ---------------  ----------------  ----------------
Net Asset Value, Beginning of Period       $       6.25    $      5.64       $     4.33       $      5.21       $      8.81

Income from Investment Operations:

Net investment income/(loss)                        .03             --(1)            --(1)             --(1)             --(1)

Net gains/(losses) on securities
(both realized and unrealized)                     1.52            .61             1.31              (.88)            (3.58)
                                           --------------  ----------------  ---------------  ----------------  ----------------
Total from Investment Operations                   1.55            .61             1.31              (.88)            (3.58)

Less Distributions and Other:

Dividends (from net investment income)*              --             --               --                --              (.02)

Distributions (from capital gains)*                  --             --               --                --                --

Payment from affiliate                               --             --(2)            --                --                --
                                           --------------  ----------------  ---------------  ----------------  ----------------
Total Distributions and Other                        --             --               --                --              (.02)
                                           --------------  ----------------  ---------------  ----------------  ----------------
Net Asset Value, End of Period             $       7.80    $      6.25       $     5.64       $      4.33       $      5.21


Total Return                                      24.80%         10.82%(3)        29.95%           (16.70)%          (40.69)%

Net Assets, End of Period
(in thousands)                             $    691,401    $   529,804       $  513,708       $   421,458       $   602,303

Average Net Assets for the Period
(in thousands)                             $    590,421    $   540,305       $  431,124       $   562,457       $   762,142

Ratio of Gross Expenses to Average
Net Assets(4)(5)                                   1.02%          1.09%            1.10%             1.09%             1.06%

Ratio of Net Expenses to Average Net
Assets(4)                                          1.01%          1.08%            1.08%             1.04%             1.03%

Ratio of Net Investment Income/(Loss)
to Average Net Assets                              0.52%         (0.05)           (0.43)            (0.30)            (0.06)

Portfolio Turnover Rate                              68%            69%              72%              161%              206%

                                                                                       Janus Triton Fund
                                                                                     --------------------
For a share outstanding during the period ended October 31                                   2005(6)
------------------------------------------------------------------                   --------------------
Net Asset Value, Beginning of Period                                                    $      10.00

Income from Investment Operations:

Net investment income/(loss)                                                                      --

Net gains/(losses) on securities (both realized and unrealized)                                  .86
                                                                                     --------------------
Total from Investment Operations                                                                 .86

Less Distributions:

Dividends from net investment income*                                                             --

Distributions from net realized gains*                                                            --
                                                                                     --------------------
Total Distributions                                                                               --
                                                                                     --------------------
Net Asset Value, End of Period                                                          $      10.86

Total Return**                                                                                  8.60%

Net Assets, End of Period                                                               $     37,695

Average Net Assets for the Period                                                       $     25,904

Ratio of Gross Expenses to Average Net Assets***(4)(5)                                          1.27%(7)

Ratio of Net Expenses to Average Net Assets***(4)                                               1.25%

Ratio of Net Invest Income to Average Net Assets***                                            (0.24)%

Portfolio Turnover Rate***                                                                        48%


*See Note 4 in Notes to Financial Statements.

**Total return not annualized for periods of less than one full year.

***Annualized for periods of less than one full year.

(1)Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(3)During the fiscal year ended October 31, 2004, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(4)See "Explanations of Charts, Tables and Financial Statements."

(5)The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

(6)Period from February 25, 2005 (inception date) through October 31, 2005.

(7)The ratio was 1.85% in 2005 before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.

                     68 Janus Growth Funds October 31, 2005

                                                                          Janus Twenty Fund
                                          ------------------------------------------------------------------------------------
For a share outstanding during each
fiscal year ended October 31                    2005              2004             2003           2002              2001
------------------------------------      ----------------  ----------------  -------------  ---------------  ----------------
Net Asset Value, Beginning of Period       $     39.60      $      34.06       $     30.47    $      36.31     $       71.07

Income from Investment Operations:

Net investment income/(loss)                       .10               .03               .17             .21               .32

Net gains/(losses) on securities
(both realized and unrealized)                    7.94              5.68              3.63           (5.71)           (33.33)
                                          ----------------  ----------------  -------------  ---------------  ----------------
Total from Investment Operations                  8.04              5.71              3.80           (5.50)           (33.01)

Less Distributions and Other:
Dividends (from net investment
income)*                                          (.01)             (.17)             (.21)           (.34)               --

Distributions (from capital gains)*                 --                --                --              --             (1.75)

Payment from affiliate                              --(1)             --(1)             --              --                --
                                          ----------------  ----------------  -------------  ---------------  ----------------
Total Distributions and Other                     (.01)             (.17)             (.21)           (.34)            (1.75)
                                          ----------------  ----------------  -------------  ---------------  ----------------
Net Asset Value, End of Period             $     47.63      $      39.60       $     34.06    $      30.47     $       36.31

Total Return                                     20.31%(2)         16.85%(2)         12.60%         (15.35)%          (47.43)%

Net Assets, End of Period
(in thousands)                             $ 9,612,503      $  9,023,479       $ 9,821,492    $ 10,107,243     $  14,378,453

Average Net Assets for the Period
(in thousands)                             $ 9,458,921      $  9,319,532       $ 9,749,457    $ 12,572,984     $  20,320,750

Ratio of Gross Expenses to Average
Net Assets(3)(4)                                  0.86%             0.89%             0.88%           0.84%             0.84%

Ratio of Net Expenses to Average
Net Assets(3)                                     0.86%             0.89%             0.88%           0.83%             0.84%

Ratio of Net Investment Income/(Loss)
to Average Net Assets                             0.21%             0.06%             0.52%           0.56%             0.63%

Portfolio Turnover Rate                             44%               14%               44%             53%               50%


                                                                             Janus Venture Fund
                                             ---------------------------------------------------------------------------------------
For a share outstanding during each
fiscal year ended October 31                       2005              2004               2003              2002            2001
------------------------------------         ----------------  -----------------  -----------------  --------------  ---------------
Net Asset Value, Beginning of Period         $      51.57      $       47.77      $       31.59      $    36.99      $      82.39

Income from Investment Operations:

Net investment income/(loss)                           --(5)              --(5)              --(5)           --(5)             --(5)

Net gains/(losses) on securities
(both realized and unrealized)                       5.25               3.80              16.18           (5.40)           (29.02)
                                             ----------------  -----------------  -----------------  --------------  ---------------
Total from Investment Operations                     5.25               3.80              16.18           (5.40)           (29.02)

Less Distributions:

Dividends (from net investment
income)*                                               --                 --                 --              --                --

Distributions (from capital gains)*                    --                 --                 --              --            (16.38)
                                             ----------------  -----------------  -----------------  --------------  ---------------
Total Distributions                                    --                 --                 --              --            (16.38)
                                             ----------------  -----------------  -----------------  --------------  ---------------
Net Asset Value, End of Period               $      56.82      $       51.57      $       47.77      $    31.59      $      36.99

Total Return                                        10.18%              7.95%             51.22%         (14.60)%          (40.67)%

Net Assets, End of Period
(in thousands)                               $  1,293,150      $   1,327,088      $   1,392,358      $  756,323      $  1,009,278

Average Net Assets for the Period
(in thousands)                               $  1,367,775      $   1,355,755      $     988,156      $  992,760      $  1,312,759

Ratio of Gross Expenses to Average
Net Assets(3)(4)                                     0.87%              0.90%              0.94%           0.88%             0.87%

Ratio of Net Expenses to Average Net
Assets(3)                                            0.87%              0.90%              0.93%           0.87%             0.86%

Ratio of Net Investment Income/(Loss)
to Average Net Assets                               (0.64)             (0.74)             (0.67)          (0.73)            (0.36)

Portfolio Turnover Rate                                63%                61%                75%             90%               70%


*See Note 4 in Notes to Financial Statements.

(1)Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)During the fiscal year ended October 31, 2005 and the fiscal year ended October 31, 2004, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(3)See "Explanations of Charts, Tables and Financial Statements."

(4)The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

(5)Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year ended.

See Notes to Financial Statements.

                     Janus Growth Funds October 31, 2005 69

                                                                       Janus Global Life Sciences Fund
                                           -----------------------------------------------------------------------------------------
For a share outstanding during each
fiscal year ended October 31                     2005                2004               2003            2002               2001
---------------------------------------    -----------------  ------------------  ---------------  ----------------  ---------------
Net Asset Value, Beginning of Period       $       16.08      $      14.61        $      12.82     $      16.96      $      22.41

Income from Investment Operations:

Net investment income/(loss)                          --(1)             --(1)               --(1)            --(1)             --(1)

Net gains/(losses) on securities
(both realized and unrealized)                      3.29              1.47                1.79            (4.14)            (5.43)
                                           -----------------  ------------------  ---------------  ----------------  ---------------
Total from Investment Operations                    3.29              1.47                1.79            (4.14)            (5.43)

Less Distributions and Other:

Dividends (from net investment
income)*                                              --                --                  --               --              (.02)

Distributions (from capital gains)*                   --                --                  --               --                --

Redemption fees                                       --(2)             --(2)               --(2)           N/A               N/A

Payment from affiliate                                --                --(3)               --               --                --
                                           -----------------  ------------------  ---------------  ----------------  ---------------
Total Distributions and Other                         --                --                  --               --              (.02)
                                           -----------------  ------------------  ---------------  ----------------  ---------------
Net Asset Value, End of Period             $       19.37      $      16.08        $      14.61     $      12.82      $      16.96

Total Return                                       20.46%            10.06%(4)           13.87%          (24.35)%          (24.26)%

Net Assets, End of Period
(in thousands)                             $   1,149,666      $  1,183,496        $  1,264,220     $  1,389,723      $  2,415,086

Average Net Assets for the Period
(in thousands)                             $   1,181,741      $  1,288,416        $  1,296,095     $  1,927,734      $  2,957,777

Ratio of Gross Expenses to Average
Net Assets(5)(6)                                    0.97%             1.02%               0.99%            0.89%             0.93%

Ratio of Net Expenses to Average Net
Assets(5)                                           0.96%             1.01%               0.98%            0.88%             0.91%

Ratio of Net Investment Income/(Loss)
to Average Net Assets                              (0.49)%           (0.52)%             (0.28)%          (0.42)%           (0.32)%

Portfolio Turnover Rate                               77%               78%                135%              73%               84%

                                                                        Janus Global Technology Fund
                                           -----------------------------------------------------------------------------------------
For a share outstanding during each
fiscal year ended October 31                      2005               2004              2003              2002              2001
---------------------------------------    -----------------  ------------------  ---------------  ----------------  ---------------
Net Asset Value, Beginning of Period       $        9.70      $      10.44        $       7.41     $      10.83      $      27.44

Income from Investment Operations:

Net investment income/(loss)                         .01               .02                  --(1)          (.01)              .36

Net gains/(losses) on securities
(both realized and unrealized)                      1.17              (.76)               3.03            (3.41)           (16.64)
                                           -----------------  ------------------  ---------------  ----------------  ---------------
Total from Investment Operations                    1.18              (.74)               3.03            (3.42)           (16.28)

Less Distributions and Other:

Dividends (from net investment
income)*                                              --                --                  --               --              (.16)

Distributions (from capital gains)*                   --                --                  --               --                --

Tax return of capital*                                                  --                  --               --              (.17)

Redemption fees                                       --(2)             --(2)               --(2)           N/A               N/A

Payment from affiliate                                --                --(3)               --               --                --
                                           -----------------  ------------------  ---------------  ----------------  ---------------
Total Distributions and Other                         --                --                  --               --              (.33)
                                           -----------------  ------------------  ---------------  ----------------  ---------------
Net Asset Value, End of Period             $       10.88      $       9.70        $      10.44     $       7.41      $      10.83

Total Return                                       12.16%            (7.09)%(4)          41.08%          (31.67)%          (59.95)%

Net Assets, End of Period
(in thousands)                             $     993,663      $  1,255,023        $  1,655,731     $  1,249,514      $  2,275,691

Average Net Assets for the Period
(in thousands)                             $   1,109,908      $  1,480,508        $  1,332,510     $  1,906,518      $  4,009,850

Ratio of Gross Expenses to Average
Net Assets(5)(6)                                    1.04%             1.07%               1.07%            0.96%             0.92%

Ratio of Net Expenses to Average Net
Assets(5)                                           1.03%             1.07%               1.06%            0.94%             0.90%

Ratio of Net Investment Income/(Loss)
to Average Net Assets                               0.07%            (0.37)%             (0.27)%          (0.14)%            0.55%

Portfolio Turnover Rate                               31%               24%                 48%              66%               60%

*See Note 4 in Notes to Financial Statements.

(1)Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)Redemption fees aggregated less than $.01 on a per share basis for the fiscal year ended.

(3)Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(4)During the fiscal year ended October 31, 2004, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from a certain trading, which otherwise would have reduced total return by less than 0.01%.

(5)See "Explanations of Charts, Tables and Financial Statements."

(6)The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

See Notes to Financial Statements.

                     70 Janus Growth Funds October 31, 2005

Notes to Schedules of Investments

Lipper Health/Biotechnology Funds           Funds that invest at least 65% of their equity portfolio in shares of companies engaged in healthcare, medicine, and biotechnology.

Lipper Large-Cap Growth Funds               Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than
                                            300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap growth funds-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, typically have an above-average price compared to the S&P 500(R) Index.

Lipper Mid-Cap Growth Funds                 Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300%
                                            of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index.

Lipper Multi-Cap Growth Funds               Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to
                                            75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

Lipper Science and Technology Funds         Funds that invest at least 65% of their equity portfolio in science and technology stocks.

Lipper Small-Cap Growth Funds               Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250%
                                            of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

Morgan Stanley Capital                      Is a capitalization weighted index that monitors the performance of information
International World Information             technology stocks from around the world.
Technology Index(SM)

The Morgan Stanley Capital                  Is a capitalization weighted index that monitors the performance of healthcare stocks
International World Health Care             from developed market countries in North America, Europe, and the Asia/Pacific Region.
Index

Russell 1000(R) Growth Index                Measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000(R) Value Index                 Measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000(R)Growth Index                 Measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000(R) Index                       Measures the performance of the 2,000 smallest companies in the Russell 3000(R)Index.

Russell 2500(TM) Growth Index               Measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 3000(R) Growth Index                Measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000(R) Growth or the Russell 2000(R) Growth
                                            indices.

Russell Midcap(R) Growth Index              Consists of stocks from the Russell Midcap(R) Index with a greater-than-average growth orientation. The Russell Midcap (R) Index consists of the smallest 800 companies in the Russell 1000(R) Index, as ranked by total market capitalization.

                     Janus Growth Funds October 31, 2005 71

S&P 500(R) Index                            The Standard & Poor's Composite Index of 500 stocks is a widely recognized, unmanaged index of common stock prices.

S&P MidCap 400 Index                        An unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation.

144A                                        Securities sold under Rule 144A of the Securities Act of 1933 are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

ADR                                         American Depositary Receipt

ETD                                         Euro Time Deposit

GDR                                         Global Depositary Receipt

PLC                                         Public Limited Company

REIT                                        Real Estate Investment Trust

U.S. Shares                                 Securities of foreign companies trading on an American Stock Exchange

*Non-income-producing security.

**A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts and/or forward currency contracts.

++Rate is subject to change. Rate shown reflects current rate.

(Y)Security is a defaulted security in Janus Global Technology Fund with accrued interest in the amount of $1,268,000 that was written-off December 10, 2001.

(B)Security is illiquid.

#Loaned security, a portion or all of the security is on loan as of October 31, 2005.

+The security is purchased with the cash collateral received from Securities on Loan (Note 1).

oSecurity is a defaulted security.

(O)SCHEDULE OF FAIR VALUED SECURITIES (AS OF OCTOBER 31, 2005)

                                                                            Value as a %
                                                         Value             of Net Assets
                                                         -----             -------------
Janus Venture Fund
Candescent Technologies Corp. - Series E              $         --               0.0%
DrugMax, Inc.                                            8,784,000               0.7%
DrugMax, Inc.                                            1,399,950               0.1%
Infocrossing, Inc. - expires 5/10/07                            --               0.0%
OneTravel Holdings, Inc.                                        --               0.0%
Ronco Fi-Tek, Inc.                                       6,000,000               0.5%
UTEK Corp.                                               2,795,771               0.2%
ValueVision Media, Inc.                                 15,347,787               1.2%
WestJet Airlines, Ltd.                                   3,036,252               0.2%
                                                      ------------               ---
                                                      $ 37,363,760               2.9%
Janus Global Life Sciences Fund
Fibrogen, Inc.                                        $  4,868,800               0.4%

                                                      ------------               ---
Janus Global Technology Fund
Candescent Technologies Corp., 8.00%
convertible senior subordinated
debentures
due 5/1/03 (144A)                                          $    --               0.0%

Securities are valued at "fair value" pursuant to procedures adopted by the Fund's Trustees. The Schedule of Fair Valued Securities does not include international activities fair valued pursuant to a systematic fair valuation model.

                     72 Janus Growth Funds October 31, 2005

(S)SECTION SCHEDULE OF RESTRICTED AND ILLIQUID SECURITIES

                                        Acquisition                    Acquisition                              Value as a %
                                           Date                            Cost               Value             of Net Assets
                                        -----------                    -----------            -----             -------------
Janus Venture Fund

DrugMax, Inc.(O)                              9/23/05                 $   6,649,000        $ 8,784,000               0.7%
DrugMax, Inc.(O)                              9/23/05                       381,250          1,399,950               0.1%
OneTravel Holdings, Inc.(O)                   4/14/05                            --                 --               0.0%
OneTravel Holdings, Inc.                      4/14/05                     6,300,000          2,141,999               0.2%
Ronco Fi-Tek, Inc.(O)                         6/24/05                     6,000,000          6,000,000               0.5%
UTEK Corp.(O)                                 8/12/05                     2,575,204          2,795,771               0.2%
ValueVision Media, Inc.(O)          10/3/05 - 10/5/05                     2,349,839         15,347,787               1.2%
                                                                      -------------        -----------               ---
                                                                      $  24,255,293        $36,469,507               2.9%

Janus Global Life Sciences Fund
Fibrogen, Inc.(O)                            12/28/04                 $   4,868,800        $ 4,868,800               0.4%

Janus Global Technology Fund
Candescent Technologies
Corp., 8.00%
convertible senior
subordinated debentures
due 5/1/03 (144A)(O)                 3/6/00 - 2/23/01                 $   2,614,147             $   --               0.0%

The Funds have registration rights for certain restricted securities held as of October 31, 2005. The issuer incurs all registration costs.

                     Janus Growth Funds October 31, 2005 73

L. The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities at any time during the period ended October 31, 2005.

                               Purchases                      Sales                 Realized       Dividend         Value
                         Shares           Cost         Shares         Cost         Gain/(Loss)      Income        at 10/31/05
                         ------           ----         ------         ----         -----------      ------        -----------
Janus Fund
Maxim Integrated
Products, Inc.                 --  $          --      17,687,550  $ 291,557,103  $ 394,015,244   $   5,456,717  $  86,670,869
Janus Venture Fund
1-800-FLOWERS.COM
Inc. - Class A            100,000  $     751,660       1,625,100  $  15,458,460  $  (3,635,673)  $          --  $          --
Authentidate
Holding Corp.                  --             --       1,310,000     18,012,500    (14,352,405)             --             --
Axesstel, Inc.          2,128,965      8,515,860              --             --             --              --      5,961,102
Century Casinos,
Inc.                    1,035,841      7,180,103              --             --             --              --      7,373,948
DrugMax, Inc.           6,100,000      6,649,000              --             --             --              --      8,784,000
Euronet
Worldwide, Inc.                --             --         958,617     15,266,195     11,658,867              --     37,973,665
Infocrossing,
Inc.                      100,000      1,722,595           1,875         32,675         (2,855)             --     13,741,109
Intermap
Technologies,
Ltd.                    2,346,939      9,812,288              --             --             --              --      9,995,007
LivePerson, Inc.          109,815        216,336              --             --             --              --     13,666,742
Omnicell, Inc.             43,645        489,605         100,000      1,494,780       (828,594)             --     14,475,349
OneTravel
Holdings, Inc.          1,145,454      6,300,000              --             --             --              --      2,141,999
Orange 21, Inc.           402,120      3,486,304          95,015        968,203       (618,098)             --      1,099,436
Restoration
Hardware, Inc.                 --             --       2,133,107     13,511,633      1,327,513              --             --
Ronco Fi-Tek,
Inc.                    1,591,512      6,000,000              --             --             --              --      6,000,000
SeraCare Life
Sciences, Inc.            842,620     10,349,379              --             --             --              --     17,153,636
TALX Corp.(1)             510,912             --         328,251      6,366,070      5,582,185         249,941     47,613,252
TechTeam Global,
Inc.                      644,992      8,326,760              --             --             --              --      6,011,325
Tier
Technologies,
Inc. - Class B                 --             --       1,551,485     20,798,442     (8,520,136)             --             --
TransAct
Technologies,
Inc.                      226,210      2,919,480         231,800      4,323,258     (1,976,498)             --      5,822,253
Transcommunity
Financial Corp.           213,715      1,709,720         213,715      1,709,720         23,996              --             --
Ultimate
Software Group,
Inc.                           --             --              --             --             --              --     32,281,000
ValueVision
Media, Inc.             1,704,932     18,754,252              --             --             --              --     15,347,787
Workstream, Inc.
(U.S. Shares)           4,957,152     19,278,821              --             --             --              --      7,534,871
                        ---------  -------------       ---------     ----------   ------------   -------------  -------------
                                   $ 112,462,163                     97,941,937   $(11,341,698)  $     249,941  $ 252,976,481

(1)Adjusted for 3 for 2 stock split 2/18/05

Aggregate collateral segregated to cover margin, segregation requirements on open futures contracts, forward currency contracts and/or mortgage backed securities (with extended settlement dates) as of October 31, 2005 are noted below.

Fund                                      Aggregate Value
----                                      ---------------
Growth
Janus Fund                              $   552,201,365
Janus Mercury
Fund                                        415,160,547
Janus Olympus
Fund                                        255,906,114
Specialty Growth
Janus Global
Life Sciences
Fund                                        134,428,717
Janus Global
Technology Fund                             300,410,918

Variable rate notes are notes for which the interest rate is based on an index or market interest rates and is subject to change. Rates in the security description are as of October 31, 2005.

Repurchase Agreements held by a Fund are fully collateralized, and such collateral is in the possession of a Fund's custodian or subcustodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

                     74 Janus Growth Funds October 31, 2005

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Fund, Janus Enterprise Fund, Janus Mercury Fund, Janus Olympus Fund, Janus Orion Fund, Janus Triton Fund, Janus Twenty Fund, Janus Venture Fund, Janus Global Life Sciences Fund and Janus Global Technology Fund (collectively the "Funds" and individually a "Fund") are series funds. The Funds are part of Janus Investment Fund (the "Trust"), which was organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company. The Trust has twenty-nine funds. Each of the Funds in this report is classified as diversified as defined in the 1940 Act, with the exception of Janus Orion Fund, Janus Twenty Fund and Janus Global Technology Fund, which are classified as nondiversified. The Funds are no-load investments.

Janus Capital Management LLC ("Janus Capital") invested $5,000,000 of initial seed capital in Janus Triton Fund on February 25, 2005. Janus Capital redeemed the initial seed capital of $5,000,000 on March 28, 2005.

The following accounting policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

INVESTMENT VALUATION

Securities are valued at the closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds' Trustees. Short-term securities maturing within 60 days or less for which market quotations are not readily available are valued on the basis of amortized cost, which approximates market value. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Funds are identified between the closing of their principal markets and the time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds' Trustees. The Funds may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

EXPENSES

Each Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses, which may be allocated pro rata to each of the Funds.

SECURITIES LENDING

Under procedures adopted by the Trustees, the Funds may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Funds may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans.

The Funds will not have the right to vote on securities while they are being lent; however, the Funds may attempt to call back the loan and vote the proxy. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit or such other collateral permitted by the Securities and Exchange Commission ("SEC").

State Street Bank and Trust Company (the "Lending Agent") may also invest the cash collateral in the State Street Navigator Securities Lending Prime Portfolio or investments in unaffiliated money market funds or accounts, mutually agreed to by the Funds and the Lending Agent that complies with Rule 2a-7 of the 1940 Act relating to money market funds.

                     Janus Growth Funds October 31, 2005 75

As of October 31, 2005, the Funds had on loan securities valued as indicated:

                                                           Value at
Fund                                                   October 31, 2005
----                                                   ----------------
Growth
Janus Fund                                               $ 655,388,835
Janus Enterprise Fund                                      318,210,960
Janus Mercury Fund                                         256,286,119
Janus Olympus Fund                                         190,305,807
Janus Orion Fund                                           115,018,097
Janus Twenty Fund                                          232,876,291
Janus Venture Fund                                         248,886,903
Specialty Growth
Janus Global Life Sciences Fund                            178,742,923
Janus Global Technology Fund                                62,525,079

As of October 31, 2005, the Funds received cash collateral for securities lending activity as indicated:

                                                       Cash Collateral at
Fund                                                    October 31, 2005
----                                                   ------------------
Growth
Janus Fund                                               $ 671,968,719
Janus Enterprise Fund                                      325,512,940
Janus Mercury Fund                                         264,912,132
Janus Olympus Fund                                         195,028,151
Janus Orion Fund                                           118,145,717
Janus Twenty Fund                                          237,785,188
Janus Venture Fund                                         255,802,689
Specialty Growth
Janus Global Life Sciences Fund                            183,652,404
Janus Global Technology Fund                                64,340,213

As of October 31, 2005, all cash collateral received was invested in the State Street Navigator Securities Lending Prime Portfolio, except for Janus Orion Fund, which also invested $1,671,255 in foreign bonds and Janus Venture Fund, which also invested $3,859 in U.S treasury bonds.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities which are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the respective securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The borrower pays fees at the Funds' direction to its Lending Agent. The Lending Agent may retain a portion of the interest earned. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments. The lending fees and the Funds' portion of the interest income earned on cash collateral is included on the Statement of Operations (if applicable).

During the fiscal year ended October 31, 2005, there were no securities lending arrangements for Janus Triton Fund.

INTERFUND LENDING

Pursuant to an exemptive order received from the SEC, each of the Funds may be party to an interfund lending agreement between the Funds and other Janus Capital sponsored mutual funds, which permit it to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of a borrowing Fund's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the fiscal year ended October 31, 2005, there were no outstanding borrowing or lending arrangements for the Funds.

FORWARD CURRENCY TRANSACTIONS

The Funds may enter into forward currency contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in net realized gain or loss from foreign currency transactions on the Statement of Operations (if applicable).

Forward currency contracts held by the Funds are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

FOREIGN CURRENCY TRANSLATIONS

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and

                     76 Janus Growth Funds October 31, 2005
market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

WHEN-ISSUED SECURITIES

The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds may hold liquid assets as collateral with the Funds' custodian sufficient to cover the purchase price. As of October 31, 2005, there were no Funds invested in when-issued securities.

INITIAL PUBLIC OFFERINGS

The Funds may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Funds may not experience similar performance as their assets grow.

RESTRICTED SECURITY TRANSACTIONS

Restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

DIVIDEND DISTRIBUTIONS

Each Fund generally declares and distributes dividends of net investment income and capital gains (if any) annually. The majority of dividends and capital gains distributions from a Fund will be automatically reinvested into additional shares of that Fund, based on the discretion of the shareholder.

ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES

No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.64%.

Until at least March 1, 2007, provided that Janus Capital remains investment adviser to the Funds, Janus Capital has agreed to reimburse the Janus Triton Fund by the amount, if any, that such Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the brokerage commissions, interest, taxes and extraordinary expenses, exceed the annual rate of 1.25%. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as Excess Expense Reimbursement on the Statement of Operations.

Each of the Funds pays Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, an asset-weighted average annual fee based on the proportion of each of the Fund's total net assets sold directly and the proportion of each Fund's net assets sold through financial intermediaries. The applicable fee rates are 0.16% of net assets on the proportion of assets sold directly and 0.21% on the proportion of assets sold through intermediaries. In addition, Janus Services receives $4.00 per open shareholder account (excluding Janus Twenty Fund and Janus Venture Fund) for transfer agent services plus reimbursement of certain out-of-pocket expenses (primarily postage and telephone charges).

During the fiscal year ended October 31, 2005, Janus Services reimbursed the following Funds as a result of dilutions caused by incorrectly processed shareholder activity as indicated in the table below.

Funds
-----
Growth
Janus Fund                                   $    947
Janus Olympus Fund                              1,143
Janus Twenty Fund                               6,605

For the fiscal year ended October 31, 2005, Janus Capital assumed $23,556 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series ("Portfolios") in connection with the regulatory and civil litigation matters discussed in Note 6. These non-recurring costs were allocated to all Portfolios, except Janus Research Fund and Janus Triton Fund, based on the Portfolios' respective net assets at July 31, 2004. Additionally, all future non-recurring costs will be allocated to all Portfolios based on the Portfolios' respective net assets at July 31, 2004. These non-recurring costs and

                     Janus Growth Funds October 31, 2005 77
offsetting waivers are shown on the Statement of Operations. The effect of non-recurring costs was de minimis.

Certain officers and Trustees of the Funds may also be officers and/or directors of Janus Capital; however, such officers and Trustees receive no compensation from the Funds.

The Funds' expenses may be reduced by expense offsets from an unaffiliated custodian. Such credits or offsets are included in Expense and Fee Offsets on the Statement of Operations. Custody credits received reduce Custodian Fees. The Funds could have employed the assets used by the custodian to produce income if it had not entered into an expense offset arrangement.

A 2.00% redemption fee may be imposed on shares of Janus Global Life Sciences Fund and Janus Global Technology Fund held for three months or less. This fee is paid to the Funds rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Funds' asset level and cash flow due to short-term money movements in and out of the Funds. The redemption fee is accounted for as an addition to Paid-in Capital. Total redemption fees received by Janus Global Life Sciences Fund and Janus Global Technology Fund were $35,415 and $80,384, respectively, for the fiscal year ended October 31, 2005.

The Funds may invest in money market funds, including funds managed by Janus Capital. During the fiscal year ended October 31, 2005, the following Funds recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

                                        Purchases         Sales           Dividend          Value
                                       Shares/Cost     Shares/Cost         Income        at 10/31/05
                                     --------------   --------------   --------------   --------------
Janus Institutional Cash Reserves
Fund
Janus Fund                           $  310,000,000   $  200,000,000   $      986,248   $  160,000,000
Janus Mercury Fund                       60,000,000       60,000,000          194,715               --
Janus Twenty Fund                     1,090,000,000      890,000,000        2,426,621      200,000,000
                                     --------------   --------------   --------------   --------------
                                     $1,460,000,000   $1,150,000,000   $    3,607,584   $  360,000,000
Janus Government Money Market Fund
Janus Twenty Fund                    $  150,000,000   $  150,000,000   $      596,020              $--
Janus Money Market Fund
Janus Fund                           $  100,000,000              $--   $      133,233   $  100,000,000
Janus Twenty Fund                        50,000,000               --           25,863       50,000,000
                                     --------------   --------------   --------------   --------------
                                     $  150,000,000              $--   $      159,096   $  150,000,000

3. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the fiscal year ended October 31, 2005, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

                                                                   Purchase of Long-    Proceeds from Sales
                                                                       Term U.S.          of Long-Term U.S.
                           Purchase of       Proceeds from Sales      Government             Government
Fund                       Securities           of Securities         Obligations           Obligations
----                       ----------        -------------------   -----------------    -------------------
Growth
Janus Fund                $ 9,406,967,675      $12,971,729,303      $            --      $            --
Janus Enterprise
Fund                          478,766,539          742,033,476                   --                   --
Janus Mercury Fund          1,644,423,762        2,278,706,041                   --                   --
Janus Olympus Fund          2,653,484,751        3,041,361,597                   --                   --
Janus Orion Fund              459,877,736          396,305,081                   --                   --
Janus Triton Fund(1)           38,960,374            7,076,607                   --                   --
Janus Twenty Fund           3,990,464,774        5,744,479,845                   --                   --
Janus Venture Fund            854,255,331        1,033,344,391            3,585,000            3,824,909
Specialty Growth
Janus Global Life
Sciences Fund                 892,797,076        1,168,604,715                   --                   --
Janus Global
Technology Fund               341,443,778          719,423,354                   --                   --

(1)Period from February 25, 2005 (inception date) through October 31, 2005.

                     78 Janus Growth Funds October 31, 2005

4. FEDERAL INCOME TAX

The tax components of capital shown in the table below represent: (1) distribution requirements the Funds must satisfy under the income tax regulations, (2) losses or deductions the Funds may be able to offset against income and gains realized in future years, and (3) unrealized appreciation or depreciation of investments for federal income tax purposes (reduced by foreign tax liability).

Other book to tax differences in the current year primarily consist of foreign currency contract adjustments. The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

                         Undistributed       Undistributed                              Other Book               Net Tax
                           Ordinary            Long-Term             Accumulated           to Tax               Appreciation/
     Fund                   Income               Gains             Capital Losses        Differences           (Depreciation)
----------------         -------------       -------------         --------------       ------------           --------------
Growth
Janus Fund(1)          $     7,997,326      $            --      $(6,699,726,031)      $        66,893       $ 2,012,629,912
Janus Enterprise
Fund(1)                             --                   --       (4,364,759,259)                   --           543,380,822
Janus Mercury
Fund                        12,422,837                   --       (6,153,773,590)            1,512,941         1,069,488,574
Janus Olympus
Fund(1)                        636,996                   --       (1,684,106,645)              137,224           457,061,778
Janus Orion
Fund                         3,064,672                   --         (548,470,090)             (170,054)          131,988,459
Janus Triton
Fund(2)                             --               53,233                   --                   (90)            2,024,821
Janus Twenty
Fund                        20,136,432                   --      $(3,275,743,627)              169,261         3,053,477,786
Janus Venture
Fund(1)                             --           65,399,672          (62,903,935)              150,398           300,255,418
Specialty Growth
Janus Global Life
Sciences Fund                       --                   --         (915,468,385)               (1,899)          273,750,987
Janus Global
Technology Fund                719,402                   --       (2,773,738,382)            2,247,082           274,097,627

(1)Capital loss carryovers subject to annual limitations.

(2)Period from February 25, 2005 (inception date) through October 31, 2005.

Accumulated capital losses noted below represent net capital loss carryovers, as of October 31, 2005, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The table below shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule

For the year ended October 31, 2005

                     October 31,         October 31,       October 31,         October 31,        October 31,        Accumulated
Fund                    2007                2008              2009                2010                2011          Capital Losses
----                 -----------         -----------       -----------         -----------        -----------       --------------
Growth
Janus Fund(1)      $            --    $   (27,832,088)   $(3,409,665,900)   $(2,692,706,41)    $  (569,521,625)   $(6,699,726,031)
Janus
Enterprise
Fund(1)                 (2,880,396)      (220,932,903)    (2,924,501,200)    (1,180,687,781)       (35,756,979)    (4,364,759,259)
Janus Mercury
Fund                            --                 --     (3,254,153,236)    (2,677,021,633)      (222,598,721)    (6,153,773,590)
Janus Olympus
Fund(1)                         --         (3,298,969)    (1,147,259,588)      (533,548,088)                --     (1,684,106,645)
Janus Orion
Fund                            --                 --       (480,697,899)       (67,772,191)                --       (548,470,090)
Janus Triton
Fund(2)                         --                 --                 --                 --                 --                 --
Janus Twenty
Fund                            --                 --     (2,514,552,821)      (117,584,500)      (643,606,306)    (3,275,743,627)
Janus Venture
Fund(1)                         --                 --        (50,323,147)       (12,580,788)                --        (62,903,935)
Specialty Growth
Janus Global
Life
Sciences Fund                   --       (109,162,517)      (451,314,670)      (251,753,591)      (103,237,607)      (915,468,385)
Janus Global
Technology
Fund                            --         (6,230,420)    (1,827,246,526)      (857,178,929)       (83,082,507)    (2,773,738,382)

(1)Capital loss carryovers subject to annual limitations.

(2)Period from February 25, 2005 (inception date) through October 31, 2005.

                     Janus Growth Funds October 31, 2005 79

During the year ended October 31, 2005, the following capital loss carryovers were utilized by the Funds as indicated in the table below.

Fund                                                   Capital Carryover Loss Utilized
----                                                   -------------------------------
Growth
Janus Fund                                                         $    2,439,165,545
Janus Enterprise Fund                                                     178,030,460
Janus Mercury Fund                                                        337,995,565
Janus Olympus Fund                                                        299,430,515
Janus Orion Fund                                                           65,588,058
Janus Twenty Fund                                                       1,463,811,386
Janus Venture Fund                                                         52,004,445
Specialty Growth
Janus Global Life Sciences Fund                                           170,843,244
Janus Global Technology Fund                                               97,986,731

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of October 31, 2005 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

                                         Federal Tax            Unrealized              Unrealized
Fund                                        Cost               Appreciation           (Depreciation)
----                                     -----------           ------------           --------------
Growth
Janus Fund                             $ 9,490,173,874       $ 2,211,777,463         $ (199,147,551)
Janus Enterprise Fund                    1,476,079,415           579,947,055            (36,566,233)
Janus Mercury Fund                       3,666,238,998         1,146,874,095            (77,385,521)
Janus Olympus Fund                       1,937,984,355           478,854,067            (21,773,793)
Janus Orion Fund                           688,427,461           156,560,507            (24,377,399)
Janus Triton Fund(1)                        35,572,733             4,266,139             (2,235,316)
Janus Twenty Fund                        6,735,824,981         3,131,026,971            (77,549,185)
Janus Venture Fund                       1,252,449,079           381,523,108            (81,161,878)
Specialty Growth
Janus Global Life Sciences Fund          1,043,116,059           309,902,792            (36,151,805)
Janus Global Technology Fund               773,606,640           305,668,068            (31,559,059)

(1)Period from February 25, 2005 (inception date) through October 31, 2005.

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year
ended October 31, 2005                            Distributions
----------------------        ---------------------------------------------------
                              From Ordinary     From Long-Term    Tax Return of     Net Investment
Fund                             Income          Capital Gains       Capital             Loss
----                          -------------     --------------    -------------     --------------
Growth
Janus Fund                    $         --         $        --      $        --        $        --
Janus Enterprise Fund                   --                  --               --         (5,127,872)
Janus Mercury Fund               6,427,322                  --               --                 --
Janus Olympus Fund                      --                  --               --                 --
Janus Orion Fund                        --                  --               --                 --
Janus Triton Fund(1)                    --                  --               --                 --
Janus Twenty Fund                2,651,260                  --               --                 --
Janus Venture Fund                      --                  --               --         (8,870,191)
Specialty Growth
Janus Global Life
Sciences Fund                           --                  --               --         (5,796,869)
Janus Global
Technology Fund                         --                  --               --                 --

(1)Period from February 25, 2005 (inception date) through October 31, 2005.

                     80 Janus Growth Funds October 31, 2005

For the fiscal year
ended October 31, 2004                            Distributions
----------------------        -------------------------------------------------
                              From Ordinary     From Long-Term    Tax Return of     Net Investment
Fund                             Income          Capital Gains       Capital             Loss
----                          -------------     --------------    -------------     --------------
Growth
Janus Fund                    $         --        $         --    $         --      $(25,568,519)
Janus Enterprise Fund                   --                  --              --        (8,348,708)
Janus Mercury Fund                      --                  --              --       (13,151,657)
Janus Olympus Fund                      --                  --              --        (9,357,108)
Janus Orion Fund                        --                  --              --          (351,902)
Janus Twenty Fund               47,904,085                  --              --                --
Janus Venture Fund                      --                  --              --       (10,052,626)
Specialty Growth
Janus Global Life Sciences
Fund                                    --                  --              --        (7,055,029)
Janus Global Technology
Fund                                    --                  --              --        (5,547,781)

5. CAPITAL SHARE TRANSACTIONS

                                                                 Janus                     Janus                    Janus
For the fiscal year                   Janus                    Enterprise                 Mercury                  Olympus
ended                                  Fund                      Fund                      Fund                      Fund
October 31 (all                ---------------------     ---------------------     ---------------------     ---------------------
numbers in thousands)            2005         2004         2005         2004         2005         2004         2005          2004
---------------------          --------     --------     --------     --------     --------     --------     --------     --------
Transactions in Fund Shares
Shares sold                      15,753       34,887        6,111        6,421       33,707       17,149        3,301        6,107
Reinvested distributions             --           --           --           --          289           --           --           --

Shares repurchased             (145,132)    (223,406)     (12,764)     (20,472)     (60,613)     (78,824)     (20,158)     (26,302)
                               --------     --------     --------     --------     --------     --------     --------     --------
Net
Increase/(Decrease)
in Capital Share
Transactions                   (129,379)    (188,519)      (6,653)     (14,051)     (26,617)     (61,675)     (16,857)     (20,195)
Shares Outstanding,
Beginning of Period             585,256      773,775       49,800       63,851      229,499      291,174       89,748      109,943
                               --------     --------     --------     --------     --------     --------     --------     --------
Shares Outstanding,
End of Period                   455,877      585,256       43,147       49,800      202,882      229,499       72,891       89,748

                                      Janus                Janus              Janus                     Janus
                                      Orion               Triton             Twenty                    Venture
For the fiscal year ended              Fund                Fund               Fund                      Fund
October 31 (all numbers in     ---------------------     --------     ---------------------     ---------------------
thousands)                       2005         2004        2005(1)       2005         2004         2005         2004
--------------------------     --------     --------     --------     --------     --------     --------     --------
Transactions in Fund Shares
Shares sold                      22,671       18,664        4,486       12,470       13,158          653        1,126
Reinvested distributions             --           --           --           59        1,362           --           --
Shares repurchased              (18,685)     (24,998)      (1,015)     (38,601)     (75,000)      (3,628)      (4,539)
                               --------     --------     --------     --------     --------     --------     --------
Net Increase/(Decrease) in
Capital Share Transactions        3,986       (6,334)       3,471      (26,072)     (60,480)      (2,975)      (3,413)
Shares Outstanding,
Beginning of Period              84,701       91,035            0      227,885      288,365       25,735       29,148
                               --------     --------     --------     --------     --------     --------     --------
Shares Outstanding, End of
Period                           88,687       84,701        3,471      201,813      227,885       22,760       25,735

                                                       Janus                         Janus
                                                Global Life Sciences            Global Technology
                                                       Fund                          Fund
For the fiscal year ended                     -----------------------       -----------------------
October 31(all numbers in thousands)            2005           2004           2005           2004
------------------------------------          --------       --------       --------       --------
Transactions in Fund Shares
Shares sold                                      2,837          7,843          4,449         15,459
Reinvested distributions                            --             --             --             --
Shares repurchased                             (17,065)       (20,764)       (42,493)       (44,697)
                                              --------       --------       --------       --------
Net Increase/(Decrease) in Capital Share
Transactions                                   (14,228)       (12,921)       (38,044)       (29,238)
Shares Outstanding, Beginning of Period         73,596         86,517        129,336        158,574
                                              --------       --------       --------       --------
Shares Outstanding, End of Period               59,368         73,596         91,292        129,336

(1)Period from February 25, 2005 (inception date) through October 31, 2005.

                     Janus Growth Funds October 31, 2005 81

6. LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG") and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that Court that generally include: (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class; (ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds; (iii) claims on behalf of participants in the Janus 401(k) plan; (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI; and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940. As a result, JCGI, Janus Capital, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI are the remaining defendants in one or more of the actions. The complaint in the 401(k) plan class action (action (iii) described above) was voluntarily dismissed, but was recently refiled using a new named plaintiff and asserting claims similar to the initial complaint.

The Attorney General's Office for the State of West Virginia filed a separate market timing related civil action against Janus Capital and several other non-affiliated mutual fund companies, claiming violations under the West Virginia Consumer Credit and Protection Act. The civil action requests certain monetary penalties, among other relief. A request to transfer this action to the Multidistrict Litigation case in the U.S. District Court of Baltimore, Maryland, described above is pending. In addition, the Auditor of the State of West Virginia, in his capacity as securities commissioner, has issued an order indicating an intent to initiate administrative proceedings against most of the defendants in the market timing cases (including Janus Capital) and seeking disgorgement and other monetary relief based on similar market timing allegations.

In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds. The action was filed by fund investors asserting breach of fiduciary duty under Section 36(b) of the Investment Company Act of 1940.

A lawsuit was also filed against Janus Capital and certain affiliates in the U.S. District Court for the District of Colorado alleging that Janus Capital failed to ensure that certain Janus funds participated in securities class action settlements for which the funds were eligible. The complaint asserts claims under Sections 36(a), 36(b), and 47(b) of the Investment Company Act, breach of fiduciary duty and negligence.

In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings. The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003, however, the U.S. Court of Appeals recently vacated that decision and remanded it for further proceedings.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

                     82 Janus Growth Funds October 31, 2005

7. SUBSEQUENT EVENTS

Several proposals regarding the Funds were presented to shareholders at a Special Meeting of Shareholders on November 22, 2005 and potentially any adjournments thereof to be held during 2005. A Proxy Statement that describes each of the proposals has been mailed to shareholders of record as of September 9, 2005.

PROPOSAL 1. Elect nine Trustees, including eight "independent" candidates (seven of which currently serve as Trustees of the Trust).

PROPOSAL 2. Approve elimination of Janus Flexible Bond Fund's fundamental policy regarding investments in income-producing securities.

PROPOSAL 3.a. For shareholders of each Fund (except Janus Mid Cap Value Fund, Janus Risk-Managed Stock Fund, and Janus Small Cap Value Fund), to approve conforming amendments to the Fund's investment advisory agreement with Janus Capital.

PROPOSAL 3.b. To approve a proposed amendment to the investment advisory agreement between Janus Capital and the following Funds that would introduce a performance incentive investment advisory fee structure: Janus Contrarian Fund, Janus Mercury Fund, Janus Mid Cap Value Fund, Janus Research Fund, Janus Risk-Managed Stock Fund, and Janus Worldwide Fund.

PROPOSAL 4. To approve an amended subadvisory agreement between Janus Capital, on behalf of Janus Risk-Managed Stock Fund and INTECH that would introduce a performance incentive subadvisory fee structure.

Further information about each of these proposals is provided in the Proxy Statement filed with the SEC that is available electronically on www.janus.com during the period of the proxy solicitation.

                     Janus Growth Funds October 31, 2005 83

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Investment Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Fund, Janus Enterprise Fund, Janus Mercury Fund, Janus Olympus Fund, Janus Orion Fund, Janus Triton Fund, Janus Twenty Fund, Janus Venture Fund, Janus Global Life Sciences Fund and Janus Global Technology Fund (ten of the portfolios constituting the Janus Investment Fund, hereafter referred to as the "Funds") at October 31, 2005, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian, transfer agent and brokers, and the application of alternative procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS, LLP

PricewaterhouseCoopers LLP
Denver, Colorado
December 9, 2005

                     84 Janus Growth Funds October 31, 2005

Additional Information(unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-3713 (toll free); (ii) on the Fund's website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding each Fund's proxy voting record for the most recent twelve month period ended June 30 is also available, free of charge, through www.janus.com and from the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds' Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-3713 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

APPROVAL OF ADVISORY AGREEMENT FOR JANUS TRITON FUND

The Trustees of Janus Investment Fund, more than eighty-five percent of whom have never been affiliated with Janus Triton Fund's (the "New Fund") adviser ("Independent Trustees"), considered the proposed investment advisory agreement for the New Fund. In the course of their consideration of the agreement the Independent Trustees met in executive session and were advised by their independent legal counsel. The Independent Trustees received and reviewed a substantial amount of information provided by Janus Capital Management LLC (the "Adviser") in response to requests of the Trustees and their counsel. They also received and reviewed a considerable amount of information provided to the Trustees by their independent fee consultant. Based on their evaluation of that information and other information, the Trustees, including all of the Independent Trustees, at a meeting held on December 2, 2004, approved the investment advisory agreement for the New Fund for a period through July 1, 2006.

In considering the agreements and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described as follows.

1. NATURE, EXTENT AND QUALITY OF SERVICES

The Trustees' analysis of the nature, extent and quality of the Adviser's services to the New Fund took into account the investment objective and strategy of the New Fund and the knowledge of the Trustees gained from the Trustees' regular meetings with management throughout the prior year. In addition, the Trustees reviewed the Adviser's resources and key personnel, especially those who would be providing investment management services to the New Fund. The Trustees also considered other services to be provided to the New Fund by the Adviser, such as selecting broker-dealers for executing portfolio transactions, serving as the New Fund's administrator, monitoring adherence to the New Fund's investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees and overseeing the activities of other service providers, including monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. The Trustees concluded that the nature, extent and quality of the services to be provided by the Adviser to the New Fund were appropriate and consistent with the terms of the respective proposed advisory agreements and that the New Fund was likely to benefit from services provided under its agreement with the Adviser. They also concluded that the quality of the Adviser's services to the other Janus funds had been consistent with or superior to quality norms in the industry and that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the New Fund effectively and had demonstrated its continuing ability to attract and retain well qualified personnel.

The Trustees also reviewed the response of the Adviser to various legal and regulatory proceedings since the fall of 2003.

2. COSTS OF SERVICES PROVIDED

The Trustees examined the fee information and expense for the New Fund in comparison to information for other comparable funds as provided by Lipper Inc. They noted that both the rate of investment advisory fee and the estimated expense ratio for the New Fund were below both the median and the mean advisory fees and the expense ratios, respectively, for the respective groups of comparable funds.

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers and the competition for investment management

                     Janus Growth Funds October 31, 2005 85
talent, and they also considered the competitive market for mutual funds in different distribution channels.

The Trustees had also reviewed the Adviser's management fees for its institutional separate accounts and for its subadvised funds (funds for which the Adviser provides portfolio management services only). In most instances sub-advisory and institutional separate account fees are lower than the New Fund's management fee. However, the Trustees noted that the Adviser performs significant additional services for the New Fund that it does not provide to those other clients, including administrative services, oversight of the New Fund's other service providers, trustee support, regulatory compliance and numerous other services. The Trustees had also considered the profitability to the Adviser and its affiliates of their relationships with the other Janus Funds in connection with their consideration of the advisory agreements for those funds and had found the profitability not to be unreasonable.

Finally, the Trustees considered the financial condition of the Adviser, which they found to be sound.

The Trustees concluded that the management fees and other compensation to be paid by the New Fund to the Adviser and its affiliates were reasonable in relation to the nature and quality of the services to be provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees the Adviser charges to other clients, and that the estimated overall expense ratio of the New Fund, taking into account the expense limitations agreed to by the Adviser, was comparable to or more favorable than the mean or median expense ratio of its peers.

3. BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE NEW FUND

The Trustees also considered benefits that would accrue to the Adviser and its affiliates from their relationship with the New Fund. The Trustees recognized that two affiliates of the Adviser would serve the New Fund as transfer agent and distributor and that the transfer agent would receive compensation from the New Fund for its services to the New Fund. The Trustees also considered the Adviser's use of commissions to be paid by the New Fund on their portfolio brokerage transactions to obtain proprietary research products and services benefiting the New Fund and/or other clients of the Adviser and the Adviser's agreement not to use the New Fund's portfolio brokerage transactions to obtain third party research through brokers. The Trustees concluded that the Adviser's use of "soft" commission dollars to obtain proprietary research products and services was consistent with regulatory requirements and would benefit the New Fund. The Trustees concluded that, other than the services to be provided by the Adviser and its affiliates pursuant to the proposed agreements and the fees to be paid by the New Fund therefor, the New Fund and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser would benefit from the receipt of proprietary research products and services to be acquired through commissions paid on portfolio transactions of the New Fund and that the New Fund would benefit from the Adviser's receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. They also concluded that success of the New Fund could attract other business to the Adviser or its other funds and that the success of the Adviser could enhance the Adviser's ability to serve the New Fund.

After full consideration of the above factors as well as other factors, the Trustees, including all of the Independent Trustees, concluded that approval of the New Fund's agreement was in the best interest of the New Fund and its shareholders.

APPROVAL OF ADVISORY AGREEMENT FOR JANUS FUND, JANUS ENTERPRISE FUND, JANUS MERCURY FUND, JANUS OLYMPUS FUND, JANUS ORION FUND, JANUS TWENTY FUND, JANUS VENTURE FUND, JANUS GLOBAL LIFE SCIENCES FUND AND JANUS GLOBAL TECHNOLOGY FUND

The Trustees of Janus Investment Fund, more than eighty-five percent of whom have never been affiliated with the Funds' adviser ("Independent Trustees"), oversee the management of each of the Funds and, as required by law, determine annually whether to continue the investment advisory agreements for each of the Funds and the sub-advisory agreements for the three Funds that utilize sub-advisers.

In connection with their most recent consideration of those agreements for all of the Funds, the Trustees received and reviewed a substantial amount of information provided by Janus Capital (the "Adviser") and the respective sub-advisers in response to requests of the Independent Trustees and their counsel. They also received and reviewed a considerable amount of information and analysis provided to the Trustees by their independent fee consultant. Throughout their consideration of the agreements the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met on two separate occasions with

                     86 Janus Growth Funds October 31, 2005
management to consider the agreements, and at each of those meetings they also met separately in executive session with their counsel.

At a meeting held on June 14, 2005, based on their evaluation of the information provided by the Adviser, sub-advisers and the independent fee consultant and other information, the Trustees determined that the overall arrangements between the Funds and the Adviser were fair and reasonable in light of the nature and quality of the services provided by the Adviser, its affiliates and the sub-advisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting the Trustees, including all of the Independent Trustees, unanimously approved the continuation of the investment advisory agreement for each Fund, and of the sub-advisory agreement for each sub-advised Fund, for an additional one-year period, subject to earlier termination as provided in each agreement.

In considering the continuation of the agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees' determination to approve the continuation of the agreements are discussed separately below.

NATURE, EXTENT AND QUALITY OF SERVICES

The Trustees reviewed the nature, extent and quality of the services of the Adviser and the sub-advisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis. In addition, the Trustees reviewed the resources and key personnel of the Adviser and sub-advisers, especially those who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by the Adviser or sub-advisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds' administrator, monitoring adherence to the Funds' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations. The Trustees also reviewed the enhanced compliance program of the Adviser and the actions taken by the Adviser in response to various legal and regulatory proceedings since the fall of 2003.

The Trustees concluded that the nature, extent and quality of the services provided by the Adviser or sub-adviser to each Fund were appropriate and consistent with the terms of the respective advisory agreements, that the quality of those services had been consistent with or superior to quality norms in the industry and that the Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser and each sub-adviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract and retain well-qualified personnel.

PERFORMANCE OF THE FUNDS

The Trustees considered the short-term and longer term performance of each Fund. They reviewed information comparing each Fund's performance with the performance of comparable funds and peer groups identified by Lipper Inc. and with the Fund's benchmark. They concluded that the performance of most Funds was good to very good. Although the performance of some Funds lagged that of their peers for certain periods, they also concluded that the Adviser had taken appropriate steps to address the under-performance and that the more recent performance of most of those Funds had been improving.

COSTS OF SERVICES PROVIDED

The Trustees examined information on the fees and expenses of each Fund in comparison to information for other comparable funds as provided by Lipper. They noted that the rate of management fees for each Fund, after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper and for more than two-thirds of the Funds was in the lowest cost quartile.

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the very competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed the Adviser's management fees for its separate account clients and for its sub-advised funds (for which the Adviser provides only portfolio management services). Although in most instances sub-advisory and

                     Janus Growth Funds October 31, 2005 87
separate account fee rates for various investment strategies were lower than management fees for Funds having a similar strategy, the Trustees noted that the Adviser performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds' other service providers, trustee support, regulatory compliance and numerous other services. Moreover, they noted that the spread between the average fees charged to the Funds and the fees that the Adviser charged to its separate account clients was significantly smaller than the average spread for such fees of other advisers, based on publicly available data and research conducted by their independent fee consultant.

The Trustees also considered the profitability to the Adviser and its affiliates of their relationships with each Fund and found the Adviser's profitability not to be unreasonable.

Finally, the Trustees considered the financial condition of the Adviser, which they found to be sound.

The Trustees concluded that the management fees and other compensation payable by each Fund to the Adviser and its affiliates, as well as the fees paid by the Adviser to the sub-advisers of sub-advised Funds, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees the Adviser charges to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by the Adviser, the investment performance of the Fund and the expense limitations agreed to by the Adviser.

ECONOMIES OF SCALE

The Trustees received and considered information about the potential of the Adviser to experience economies of scale as the assets of the Funds increase. They noted that, although each Fund pays an advisory fee at a fixed rate as a percentage of net assets, without any breakpoints, the management fee paid by each Fund after contractual expense limitations was below the mean management fee rate of the Fund's peer group selected by Lipper; and, for those Funds whose expenses are being reduced by the contractual expense limitations of the Adviser, the Adviser is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years the Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets decline. The Trustees also noted that the Funds share directly in economies of scale through lower charges of third-party service providers based on the combined scale of all of the Funds. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Fund of economies of scale at the current asset level of the Fund.

OTHER BENEFITS TO THE ADVISER

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationship with the Funds. They recognized that affiliates of the Adviser separately serve the Funds as transfer agent and distributor, respectively. The Trustees also considered the Adviser's use of commissions paid by most Funds on their portfolio brokerage transactions to obtain proprietary research products and services benefiting the Funds and/or other clients of the Adviser, as well as the Adviser's agreement not to use any Fund's portfolio brokerage transactions to obtain third party research through brokers. The Trustees concluded that the Adviser's use of "soft" commission dollars to obtain proprietary research products and services was consistent with regulatory requirements and was likely to benefit the Funds. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from the Adviser's receipt of those products and services, as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that success of each Fund could attract other business to the Adviser or its other Funds and that the success of the Adviser could enhance the Adviser's ability to serve the Funds.

After full consideration of the above factors as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the continuation of the investment advisory agreement for each Fund was in the best interest of the Fund and its shareholders.

                     88 Janus Growth Funds October 31, 2005

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are also quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends, distributions and capital gains, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

2. SCHEDULES OF INVESTMENTS

Following the performance overview section is each Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars. Certain short-term investments maturing within 60 days are valued at amortized cost, which approximates market value.

Funds that invest in foreign securities also provide a summary of investments by country. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows each Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows each Fund's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds' assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds' liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Funds' net assets. Because Funds must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period. The NAV is calculated by dividing the Funds' net assets (assets minus liabilities) by the number of shares outstanding.

                     Janus Growth Funds October 31, 2005 89

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

4. STATEMENT OF OPERATIONS

This statement details the Funds' income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses incurred by the Funds, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Funds. Funds realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Funds' net assets during the reporting period. Changes in the Funds' net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds' net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Funds' investment performance. The Funds' net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Funds' net assets will not be affected. If you compare each Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on each Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Funds through purchases or withdrawals via redemptions. The "Redemption Fees" refers to the fee paid to the Funds for shares held for three months or less by a shareholder. The Funds' net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Funds' NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that were used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in management fees, the average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds' expenses may be reduced through expense reduction arrangements. These arrangements may include the use of uninvested cash balances earning interest, or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offsets (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the asset size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

                     90 Janus Growth Funds October 31, 2005

Designation Requirements (unaudited)

For federal income tax purposes, the Funds designated the following for the year ended October 31, 2005:

DIVIDENDS RECEIVED DEDUCTION PERCENTAGE

Fund
----
Growth
Janus Fund                                            100%
Janus Mercury Fund                                    100%
Janus Olympus Fund                                    100%
Janus Orion Fund                                       36%
Janus Triton Fund                                      53%
Janus Twenty Fund                                     100%
Specialty Growth
Janus Global Technology Fund                          100%

QUALIFIED DIVIDEND INCOME PERCENTAGE

Fund
----
Janus Fund                                            100%
Janus Mercury Fund                                    100%
Janus Olympus Fund                                    100%
Janus Orion Fund                                      100%
Janus Triton Fund                                      68%
Janus Twenty Fund                                     100%
Specialty Growth
Janus Global Technology Fund                          100%

Due to the uncertainty regarding procedures for identifying qualified foreign corporations, the qualified dividend income percentages reported on the 2005 Form 1099-DIV may be substantially lower than the percentages reported above.

                     Janus Growth Funds October 31, 2005 91

Trustees and Officers (unaudited)

The Funds' Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-800-525-3713.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years.

Each Trustee has served in that capacity since he was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Funds' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Aspen Series and Janus Adviser Series. Collectively, the three registered investment companies consist of 65 series or funds.

In April 2003, the Trustees established an Advisory Board to provide the Trustees advice regarding Janus Balanced Fund, Janus Growth and Income Fund, Janus Mid Cap Value Fund, Janus Small Cap Value Fund and certain other Janus funds that, in connection with the reorganization of the Berger family of funds into the Janus funds, received assets from the Berger funds. The Advisory Board was designated by a majority vote of the Trustees and served a two-year term, which ended effective March 2005.

The Trust's officers are elected annually by the Trustees for a one-year term. Each portfolio manager also manages other Janus Capital accounts. Certain Trustees and officers also serve as officers of Janus Aspen Series and Janus Aspen Series.

TRUSTEES

                                                                                         Number of
                                                                                         Funds in
                                                                                           Fund
                      Positions                                                           Complex
Name, Age and           Held        Length of         Principal Occupations               Overseen     Other Directorships
Address              with Funds    Time Served      During the Past Five Years           by Trustee      Held by Trustee
-------------        ----------    -----------      --------------------------           ----------    -------------------
Independent Trustees

Dennis B. Mullen       Chairman      3/04-Present   Chief Executive Officer of Red Robin     65*    Chairman of the Board (since
151 Detroit            Trustee       2/71-Present   Gourmet Burgers, Inc. (since 2005).             2005) and Director of Red Robin
Street                                              Formerly, private investor.                     Gourmet Burgers, Inc.; and
Denver, CO                                                                                          Director of Janus World Funds
80206                                                                                               Plc (Dublin-based, non-U.S.
Age 62                                                                                              funds).

William F.             Trustee       6/02-Present   Executive Vice President and Chief       65     Trustee of Asian Cultural
McCalpin                                            Operating Officer of the Rockefeller            Council.
151 Detroit                                         Brothers Fund (a private family
Street                                              Foundation); and Vice President of
Denver, CO                                          Asian Cultural Council.
80206
Age 48

John W.                Trustee       6/02-Present   President and Chief Executive            65     Chairman of the Board and
McCarter, Jr.                                       Officer of The Field Museum of                  Director of Divergence Inc.
151 Detroit                                         Natural History (Chicago, IL).                  (biotechnology firm); Director
Street                                                                                              of A.M. Castle & Co. (metals
Denver, CO                                                                                          distributor) and W.W. Grainger,
80206                                                                                               Inc. (industrial distributor);
Age 67                                                                                              and Trustee of Harris Insight
                                                                                                    Funds Trust (19 portfolios),
                                                                                                    WTTW (Chicago public television
                                                                                                    station), the University of
                                                                                                    Chicago, and Chicago Public
                                                                                                    Education Fund.

*Mr. Mullen also serves as director of Janus World Funds Plc ("JWF"), consisting of 21 funds. Including JWF and the 65 funds comprising the Janus Funds, Mr. Mullen oversees 86 funds.

                     92 Janus Growth Funds October 31, 2005

                                                                                         Number of
                                                                                         Funds in
                                                                                           Fund
                      Positions                                                           Complex
Name, Age and           Held        Length of         Principal Occupations               Overseen     Other Directorships
Address              with Funds    Time Served      During the Past Five Years           by Trustee      Held by Trustee
-------------        ----------    -----------      --------------------------           ----------    -------------------
Independent Trustees (cont.)

James T. Rothe       Trustee       1/97-Present     Co-founder and Managing Director of       65     Director of Red Robin Gourmet
151 Detroit                                         Roaring Fork Capital Partners                    Burgers, Inc.
Street                                              (private equity firm); and Professor
Denver, CO                                          Emeritus of Business of the
80206                                               University of Colorado, Colorado
Age 61                                              Springs, CO (since 2004). Formerly,
                                                    Professor of Business of the
                                                    University of Colorado (2002-2004);
                                                    and Distinguished Visiting Professor
                                                    of Business (2001-2002) of
                                                    Thunderbird University (American
                                                    Graduate School of International
                                                    Management), Phoenix, AZ.

William D.           Trustee       6/84-Present     Corporate Vice President and General      65     N/A
Stewart                                             Manager of MKS Instruments -- HPS
151 Detroit                                         Products, Boulder, CO (a
Street                                              manufacturer of vacuum fittings and
Denver, CO                                          valves).
80206
Age 61

Martin H.            Trustee       8/69-Present     Private Investor and Consultant to        65     N/A
Waldinger                                           California Planned Unit
151 Detroit                                         Developments. Formerly, CEO and
Street                                              President of Marwal, Inc. (homeowner
Denver, CO                                          association management company).
80206
Age 67

Interested Trustee

Thomas H.            Trustee       6/69-Present     Retired. Formerly, President              65     N/A
Bailey**                                            (1978-2002) and Chief Executive
151 Detroit                                         Officer (1994-2002) of Janus Capital
Street                                              or Janus Capital Corporation;
Denver, CO                                          Chairman and Director (1978-2002) of
80206                                               Janus Capital Corporation; President
Age 68                                              and Director (1994-2002) of the
                                                    Janus Foundation; and Director
                                                    (1997-2001) of Janus Distributors,
                                                    Inc.



**The Funds are treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions with Janus Capital and ownership of shares of Janus Capital's parent company.

                     Janus Growth Funds October 31, 2005 93

OFFICERS

                                                         Term of
Name,                                                  Office* and
Age and                     Positions Held              Length of                        Principal Occupations
Address                      with Funds                Time Served                     During the Past Five Years
-------                     --------------             -----------                     --------------------------
William Bales               Executive Vice              2/97-Present          Vice President of Janus Capital and Portfolio
151 Detroit Street          President and                                     Manager for other Janus accounts.
Denver, CO 80206            Portfolio Manager
Age 36                      Janus Venture Fund



Jonathan D. Coleman         Executive Vice              2/02-Present          Vice President of Janus Capital and Portfolio Manager
151 Detroit Street          President and                                     for other Janus accounts. Formerly, Analyst
Denver, CO 80206            Portfolio Manager                                 (1994-1997 and 2000-2002) Janus Capital Corporation
Age 34                      Janus Enterprise Fund



David J. Corkins            Executive Vice              2/03-Present          Vice President of Janus Capital Corporation and
151 Detroit Street          President and                                     Portfolio Manager for other Janus accounts. Formerly,
Denver, CO 80206            Portfolio Manager                                 Portfolio Manager (1997-2003)for Janus Growth and
Age 39                      Janus Mercury Fund                                Income Fund.



C. Mike Lu                  Executive Vice              11/98-Present         Vice President of Janus Capital and Portfolio Manager
151 Detroit Street          President and                                     for other Janus accounts.
Denver, CO 80206            Portfolio Manager
Age 36                      Janus Global
                            Technology Fund



Thomas R. Malley            Executive Vice              11/98-Present         Vice President of Janus Capital and Portfolio Manager
151 Detroit Street          President and                                     for other Janus accounts.
Denver, CO 80206            Portfolio Manager
Age 37                      Janus Global Life
                            Sciences Fund



Blaine P. Rollins           Executive Vice President    1/00-Present          Vice President of Janus Capital and Portfolio Manager
151 Detroit                 and Portfolio Manager                             for other Janus accounts.
Denver, CO 80206            Janus Fund
Age 38



Ron Sachs                   Executive Vice              4/00-Present          Vice President of Janus Capital and Portfolio Manager
151 Detroit Street          President and                                     for other Janus accounts.
Denver, CO 80206            Portfolio Manager
Age 38                      Janus Orion Fund

                            Executive Vice              2/05-Present
                            President and
                            Portfolio Manager
                            Janus Triton Fund

Scott W. Schoelzel          Executive Vice              8/97-Present          Vice President of Janus Capital and Portfolio Manager
151 Detroit Street          President and                                     for other Janus accounts.
Denver, CO 80206            Portfolio Manager
Age 47                      Janus Twenty Fund



Claire Young                Executive Vice              8/97-Present          Vice President of Janus Capital and Portfolio Manager
151 Detroit Street          President and                                     for other Janus accounts.
Denver, CO 80206            Portfolio Manager
Age 40                      Janus Olympus Fund



Bonnie M. Howe              Vice President              2/99-Present          Vice President and Assistant General Counsel of Janus
151 Detroit Street                                                            Capital, Janus Distributors LLC, and Janus Services
Denver, CO 80206                                                              LLC.
Age 40

*Officers are elected annually by the Trustees for a one-year term.

                     94 Janus Growth Funds October 31, 2005

                                                     Term of
Name,                                              Office* and
Age and                  Positions Held             Length of                        Principal Occupations
Address                    with Funds              Time Served                     During the Past Five Years
-------                  --------------            -----------                     --------------------------
Kelley Abbott Howes      General Counsel          4/04-Present           Senior Vice President and General Counsel of Janus Capital
151 Detroit Street       Vice President and       12/99-Present          and Janus Services LLC; and Senior Vice President and
Denver, CO 80206         Secretary                                       Assistant General Counsel of Distributors LLC. Formerly,
Age 40                                                                   Vice President (1999-2005) of Janus Distributors LLC; Vice
                                                                         Janus President (2000-2004) and Assistant General Counsel
                                                                         (2002-2004) of Janus Services LLC; and Vice President and
                                                                         Assistant General Counsel (1999-2004) of Janus Capital.

David R. Kowalski        Vice President and       6/02-Present           Senior Vice President and Chief Compliance Officer of Janus
151 Detroit Street       Chief Compliance                                Capital, Janus Distributors LLC, and Janus Services LLC;
Denver, CO 80206         Officer                                         Chief Compliance Officer of Bay Isle Financial LLC; and
Age 48                                                                   Vice President and Chief Compliance Officer of Enhanced
                                                                         Investment Technologies, LLC. Formerly, Vice President of
                                                                         Janus Capital (2000-2005), Janus Distributors LLC
                                                                         (2000-2001), and Janus Services LLC (2004-2005); and
                                                                         Assistant Vice President of Janus Services LLC (2002-2004).

Girard C. Miller**       President and Chief      1/03-Present           Executive Vice President and Chief Operating Officer of
151 Detroit Street       Executive Officer                               Janus Capital Group Inc.and Janus Capital; President of
Denver, CO 80206                                                         Janus Distributors LLC and Janus Capital International LLC;
Age 54                                                                   Executive Vice President of Janus Services LLC; President
                                                                         and Director of Janus Management Holdings Corporation; and
                                                                         Chief Operating Officer and President of Capital Group
                                                                         Partners, Inc. Formerly, Director of Capital Group
                                                                         Partners, Inc. (2003-2004); and President and Chief
                                                                         Executive Officer of ICMA Retirement Corporation
                                                                         (1993-2003).

Jesper Nergaard          Chief Financial Officer  3/05-Present           Vice President of Janus Capital. Formerly, Director of
151 Detroit Street                                                       Financial Reporting for OppenheimerFunds, Inc. (2004-2005);
Denver, CO 80206         Vice President,                                 Site Manager and First Vice President of Mellon Global
Age 43                   Treasurer, and           2/05-Present           Securities Services (2003); and Director of Fund
                         Principal                                       Accounting, Project Development, and Training of INVESCO
                         Accounting Officer                              Funds Group (1994-2003).

*Officers are elected annually by the Trustees for a one-year term.

**Mr. Miller intends to resign his positions with Janus Capital Group Inc. and its subsidiaries effective January 3, 2006. A successor to his positions with the Trust will be appointed by the Trustees prior to this date.

                     Janus Growth Funds October 31, 2005 95

Notes

                     96 Janus Growth Funds October 31, 2005

Notes

                     Janus Growth Funds October 31, 2005 97

JANUS PROVIDES ACCESS TO A WIDE RANGE OF INVESTMENT DISCIPLINES.

GROWTH

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

CORE

Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

RISK-MANAGED

Janus risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH, these funds use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

VALUE

Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

INTERNATIONAL & GLOBAL

Janus international and global funds seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

BOND & MONEY MARKET

Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek maximum current income consistent with stability of capital.

For more information about our funds, go to www.janus.com.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from www.janus.com. Read it carefully before you invest or send money.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

(JANUS LOGO)

151 Detroit Street

Denver, CO 80206

1-800-525-3713

Funds distributed by Janus Distributors LLC (12/05)

C-1205-10  111-02-105 12-05

                             2006 Semiannual Report

Janus Growth Funds

Growth

Janus Fund

Janus Enterprise Fund

Janus Mercury Fund

Janus Olympus Fund

Janus Orion Fund

Janus Triton Fund

Janus Twenty Fund

Janus Venture Fund

Specialty Growth

Janus Global Life Sciences Fund

Janus Global Technology Fund

Look Inside. . .

o  Portfolio manager perspective

o  Investment strategy behind your fund

o  Fund performance, characteristics and holdings

(JANUS LOGO)

Table of Contents

JANUS GROWTH FUNDS

President and CEO Letter to Shareholders                                       1

Portfolio Managers' Commentaries and Schedules of Investments

Janus Fund                                                                     6

Janus Enterprise Fund                                                         14

Janus Mercury Fund                                                            21

Janus Olympus Fund                                                            28

Janus Orion Fund                                                              35

Janus Triton Fund                                                             41

Janus Twenty Fund                                                             47

Janus Venture Fund                                                            52

Janus Global Life Sciences Fund                                               59

Janus Global Technology Fund                                                  65

Statements of Assets and Liabilities                                          72

Statements of Operations                                                      74

Statements of Changes in Net Assets                                           76

Financial Highlights                                                          80

Notes to Schedules of Investments and Securities Sold Short                   85

Notes to Financial Statements                                                 89

Additional Information                                                        97

Explanations of Charts, Tables and Financial Statements                      101

Shareholder Meeting                                                          104

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from www.janus.com. Read it carefully before you invest or send money.

CEO'S LETTER

(GARY BLACK PHOTO)

Gary Black

President and Chief Executive Officer

DEAR SHAREHOLDERS,

Before offering my perspective on the economy, the markets and the progress we've made at Janus during the six months ended April 30, 2006, I'd like to thank you for your continued confidence and investment in Janus' funds. Your unwavering support is the driving force behind our desire to deliver the strong, consistent fund performance that you've come to expect from Janus.

As you'll read on the following pages, our fund managers continued to deliver excellent performance -- for the one-year period ended April 30, 2006, 68% of Janus' retail funds ranked within Lipper's top two quartiles based on total returns. For the five years ended April 30, 2006, 57% of our retail funds earned first- or second-quartile Lipper rankings -- up from 30% a year ago. Over the past three years, Janus' U.S. equity funds have gained an average of 21% annually, versus a 12% gain for the Russell 1000(R) Growth Index and a 15% gain for the S&P 500(R) Index. (See performance and complete ranking figures on pages 3-4).

STAYING FOCUSED ON CONSISTENT PERFORMANCE

While we're pleased to report solid performance across different time periods, our goal is to ensure consistency in our investment returns across different market cycles as well. We employ several tools to help us meet this goal, beginning with detailed research processes that help us single out what we feel are the best investments for our funds. The very talented and experienced individuals at the heart of these processes -- our research analysts and portfolio managers -- are what distinguish Janus from its asset management peers. Additionally, our robust risk management tools and disciplined buy/sell strategies help in our efforts to deliver consistent performance over full market cycles.

....OUR GOAL IS TO ENSURE CONSISTENCY IN OUR INVESTMENT RETURNS ACROSS DIFFERENT
MARKET CYCLES...

We recently appointed Chief Investment Officers to oversee our various investment disciplines. Jonathan Coleman and David Decker oversee our U.S. Growth and Core funds, Jason Yee is responsible for our Global and International funds, and Gibson Smith has oversight of our Fixed-Income and Money Market funds. In their respective roles, these individuals serve as player-coaches with the portfolio managers and analysts who work with them and focus on driving performance of the products they oversee.

Combined, we believe these elements of our research process will help us as we strive to deliver strong fund performance in all market environments.

CORPORATE PROFITS REMAINED STRONG

On that note, I'd like to summarize the environment we -- and other investors -- operated in during the past six months. Stronger-than-expected economic data and growing anticipation of a possible conclusion to monetary tightening by the Federal Reserve drove U.S. equity markets higher during the period. Notwithstanding a sharp spike in energy prices in early 2006 and clear signs of a slowdown in the U.S. housing market, corporate profits continued to grow at a healthy clip and consumer spending remained robust. Financial markets observed a smooth transition in leadership at the Federal Reserve Board after Chairman Alan Greenspan's long tenure, and investors appeared to conclude that incoming Chairman Ben Bernanke would pursue a similar course to that of his predecessor, namely, to contain inflation and promote long-term economic growth. Perhaps the biggest risk, in our opinion, is that the Federal Reserve could increase short-term rates too aggressively to curb potential inflation, which could cause longer-term growth to stall.

Areas of particular strength in the market included economically sensitive sectors such as financial services, industrials and energy, all of which benefited from continued evidence of strong U.S. economic growth. Overseas markets also delivered healthy returns, with Japan's economic recovery reawakening domestic Japanese investors to the Japanese equity market, and rapid industrialization and growing consumer wealth driving significant gains in emerging equity markets like Brazil, China and India.

GREATER DIVERSIFICATION SOUGHT BY INVESTORS

It was encouraging to see equity markets worldwide climb higher during the period. And yet, if there's one thing that all investors can consistently count on, it's that there is no consistency in the markets. This year's gains could be next year's losses. With this in mind, more and more investors seem to be making a concerted effort to maintain a

                       Janus Growth Funds April 30, 2006 1

CONTINUED

diversified portfolio. In recognition of this, we launched Janus Smart Portfolios in late December 2005. These Portfolios are geared toward investors who may not have the time to allocate their assets according to their specific goals and risk tolerance.

Janus Smart Portfolios invest in a combination of funds that leverage the fundamental research approach of Janus with funds supported by the risk-managed, mathematical investment process of INTECH (a Janus subsidiary). We believe the unique combination of these two different investment styles, assembled with the view of providing long-term diversification and market opportunity, will be of great benefit to shareholders as they invest toward their goals. And with three different portfolios to choose from -- Growth, Moderate and Conservative -- investors can choose the level of risk they are willing to take in pursuit of their goals.

A COMPELLING CASE FOR GROWTH

In summary, the economic outlook appears positive to us, and we find valuations for U.S. equities attractive. The combination of those two factors continues to make a solid case for growth investing. Although future interest rate increases are becoming less likely, we will continue to closely monitor the actions of the Federal Reserve. Regardless of the macroeconomic climate ahead, we remain dedicated to rewarding your trust and confidence in Janus with strong, consistent fund performance.

Sincerely,

/s/ GARY BLACK

Gary Black
Chief Executive Officer and
Chief Investment Officer

                       2 Janus Growth Funds April 30, 2006

Lipper Rankings

                                                                                                 LIPPER RANKINGS
                                                                                                 - BASED ON TOTAL
                                                                                               RETURN AS OF 4/30/06
                                                                                             ------------------------
                                                                                                     ONE YEAR
                                                                                             ------------------------
                                                                    LIPPER                    PERCENTILE     RANK/
                                                                   CATEGORY                    RANK (%)   TOTAL FUNDS
                                               --------------------------------------------  -----------  -----------
JANUS INVESTMENT FUNDS
(Inception Date)
Janus Fund (2/70)                              Large-Cap Growth Funds                                 43      296/698
Janus Enterprise Fund(1) (9/92)                Mid-Cap Growth Funds                                   58      324/563
Janus Mercury Fund(1) (5/93)                   Large-Cap Growth Funds                                 31      210/698
Janus Olympus Fund(1) (12/95)                  Multi-Cap Growth Funds                                 44      186/423
Janus Orion Fund (6/00)                        Multi-Cap Growth Funds                                  3       11/423
Janus Triton Fund (2/05)                       Small-Cap Growth Funds                                 12       59/533
Janus Twenty Fund* (4/85)                      Large-Cap Growth Funds                                  6       36/698
Janus Venture Fund* (4/85)                     Small-Cap Growth Funds                                 59      311/533
Janus Global Life Sciences Fund (12/98)        Health/Biotechnology Funds                             33       57/176
Janus Global Technology Fund (12/98)           Science & Technology Funds                             33       94/292
Janus Balanced Fund(1) (9/92)                  Mixed-Asset Target Allocation Moderate Funds           13       49/395
Janus Contrarian Fund (2/00)                   Multi-Cap Core Funds                                    1        3/834
Janus Core Equity Fund(1) (6/96)               Large-Cap Core Funds                                    2        9/864
Janus Growth and Income Fund(1) (5/91)         Large-Cap Core Funds                                    5       35/864
Janus Research Fund (2/05)                     Multi-Cap Growth Funds                                  8       31/423
INTECH Risk-Managed Stock Fund (2/03)          Multi-Cap Core Funds                                   58      483/834
Janus Mid Cap Value Fund - Inv(1)(2) (8/98)    Mid-Cap Value Funds                                    75      201/267
Janus Small Cap Value Fund - Inv*(2) (10/87)   Small-Cap Core Funds                                   97      612/633
Janus Federal Tax-Exempt Fund (5/93)           General Municipal Debt Funds                           60      155/260
Janus Flexible Bond Fund(1) (7/87)             Intermediate Investment Grade Debt Funds               37      172/473
Janus High-Yield Fund (12/95)                  High Current Yield Funds                               38      164/439
Janus Short-Term Bond Fund(1) (9/92)           Short Investment Grade Debt Funds                      30       68/228
Janus Global Opportunities Fund(1) (6/01)      Global Funds                                          100      360/362
Janus Overseas Fund (1) (5/94)                 International Funds                                     1        2/910
Janus Worldwide Fund (1) (5/91)                Global Funds                                           94      339/362


                                                         LIPPER RANKINGS - BASED ON TOTAL RETURN AS OF 4/30/06
                                               ----------------------------------------------------------------------------
                                                      THREE YEAR                 FIVE YEAR                TEN YEAR
                                               ------------------------  ------------------------  ------------------------
                                               PERCENTILE      RANK/     PERCENTILE      RANK/     PERCENTILE      RANK/
                                                RANK (%)    TOTAL FUNDS    RANK (%)   TOTAL FUNDS   RANK (%)    TOTAL FUNDS
                                               -----------  -----------  -----------  -----------  -----------  -----------
JANUS INVESTMENT FUNDS
(Inception Date)
Janus Fund (2/70)                                       48      280/590           79      374/474           44       72/165
Janus Enterprise Fund(1) (9/92)                         30      134/461           72      257/357           69       88/128
Janus Mercury Fund(1) (5/93)                             9       53/590           65      306/474           11       18/165
Janus Olympus Fund(1) (12/95)                           53      190/359           66      188/288           27        25/95
Janus Orion Fund (6/00)                                  1        3/359            3        8/288          N/A          N/A
Janus Triton Fund (2/05)                               N/A          N/A          N/A          N/A          N/A          N/A
Janus Twenty Fund* (4/85)                                2        6/590           12       56/474            2        2/165
Janus Venture Fund* (4/85)                              10       45/453           20       70/363           38       44/117
Janus Global Life Sciences Fund (12/98)                 25       39/161           43       55/127          N/A          N/A
Janus Global Technology Fund (12/98)                    43      113/265           58      132/230          N/A          N/A
Janus Balanced Fund(1) (9/92)                           52      140/271           39       81/210            3         2/81
Janus Contrarian Fund (2/00)                             1        3/588            3       11/421          N/A          N/A
Janus Core Equity Fund(1) (6/96)                         3       20/746            3       16/618          N/A          N/A
Janus Growth and Income Fund(1) (5/91)                   9       65/746           15       90/618            3        5/240
Janus Research Fund (2/05)                             N/A          N/A          N/A          N/A          N/A          N/A
INTECH Risk-Managed Stock Fund (2/03)                   22      129/588          N/A          N/A          N/A          N/A
Janus Mid Cap Value Fund - Inv(1)(2) (8/98)             53      114/216           35       51/146          N/A          N/A
Janus Small Cap Value Fund - Inv*(2) (10/87)            91      456/504           65      243/373          N/A          N/A
Janus Federal Tax-Exempt Fund (5/93)                    89      221/249           71      156/221           86      122/142
Janus Flexible Bond Fund(1) (7/87)                      36      146/406           24       74/320           24       35/147
Janus High-Yield Fund (12/95)                           72      276/385           55      169/311            9       10/111
Janus Short-Term Bond Fund(1) (9/92)                    21       38/181           49       63/129           20        13/66
Janus Global Opportunities Fund(1) (6/01)               54      154/286          N/A          N/A          N/A          N/A
Janus Overseas Fund(1) (5/94)                            1        2/770           19      114/599            4        8/230
Janus Worldwide Fund(1) (5/91)                          98      279/286           99      217/220           68        56/82


                                                    LIPPER RANKINGS
                                                    - BASED ON TOTAL
                                                 RETURN AS OF 4/30/06
                                               ------------------------
                                                    SINCE INCEPTION
                                               ------------------------
                                               PERCENTILE      RANK/
                                                 RANK (%)   TOTAL FUNDS
                                               -----------  -----------
JANUS INVESTMENT FUNDS
(Inception Date)
Janus Fund (2/70)                                        5         1/19
Janus Enterprise Fund(1) (9/92)                         40        20/49
Janus Mercury Fund(1) (5/93)                             2         1/84
Janus Olympus Fund(1) (12/95)                           15        13/88
Janus Orion Fund (6/00)                                 27       61/230
Janus Triton Fund (2/05)                                 3       14/520
Janus Twenty Fund* (4/85)                                3         1/40
Janus Venture Fund* (4/85)                              10         1/10
Janus Global Life Sciences Fund (12/98)                 31        15/48
Janus Global Technology Fund (12/98)                    23        17/76
Janus Balanced Fund(1) (9/92)                            4         1/27
Janus Contrarian Fund (2/00)                             9       29/332
Janus Core Equity Fund(1) (6/96)                         2        3/248
Janus Growth and Income Fund(1) (5/91)                   6         5/96
Janus Research Fund (2/05)                               7       26/410
INTECH Risk-Managed Stock Fund (2/03)                   26      150/586
Janus Mid Cap Value Fund - Inv(1)(2) (8/98)              5         4/81
Janus Small Cap Value Fund - Inv*(2) (10/87)           N/A          N/A
Janus Federal Tax-Exempt Fund (5/93)                    83        64/77
Janus Flexible Bond Fund(1) (7/87)                      24         6/25
Janus High-Yield Fund (12/95)                            3        3/104
Janus Short-Term Bond Fund(1) (9/92)                    43        11/25
Janus Global Opportunities Fund(1) (6/01)               23       50/224
Janus Overseas Fund(1) (5/94)                            2        2/120
Janus Worldwide Fund(1) (5/91)                          28         5/17

(1)The date of the Lipper ranking is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

(2)Rating is for the Investor share class only; other classes may have different performance characteristics.

*Closed to new investors.

Data presented represents past performance, which is no guarantee of future results.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

                       Janus Growth Funds April 30, 2006 3

Performance

                                                               AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED 4/30/06
                                                            ---------------------------------------------------------------
                                                                                                                   SINCE
                                                             ONE YEAR    THREE YEAR   FIVE YEAR      10 YEAR     INCEPTION
                                                            ----------   ----------   ----------    ----------   ----------
FUND/INDEX (Inception Date)
Janus Fund(2/70)                                             17.28%       11.85%       (2.62)%        6.67%       13.86%
Janus Contrarian Fund(1)(2)(3)(2/00)                         38.81%       31.63%       10.68%          N/A         9.63%
Janus Core Equity Fund(3)(6/96)                              31.00%       19.14%        5.74%          N/A        13.43%
Janus Enterprise Fund(9/92)                                  29.21%       22.74%        1.87%         6.69%       11.63%
Janus Growth and Income Fund(5/91)                           25.82%       16.82%        3.44%        12.02%       13.80%
Janus Mercury Fund(5/93)                                     19.00%       15.42%       (1.74)%        8.56%       12.70%
Janus Mid Cap Value Fund - Investor Shares(3)(4)(8/98)       20.64%       23.27%       12.45%          N/A        17.97%
Janus Olympus Fund(12/95)                                    26.44%       16.83%        0.45%         9.78%       11.77%
Janus Orion Fund(1)(5)(6)(7)(6/00)                           41.50%       27.95%       10.72%          N/A        (0.73)%
Janus Small Cap Value Fund - Investor Shares*(10/87)         20.30%       20.76%       10.80%        15.60%         N/A
Janus Twenty Fund*(4)(6)(4/85)                               24.20%       19.02%        2.05%        10.70%       13.48%
Janus Venture Fund*(8)(4/85)                                 32.58%       27.53%        9.14%         9.29%       13.88%
INTECH Risk-Managed Stock Fund(3)(2/03)                      17.81%       19.16%         N/A           N/A        20.50%
S&P 500(R) Index                                             15.42%       14.68%        2.70%         8.94%         N/A
Russell 1000(R) Growth Index                                 15.18%       12.05%       (0.76)%        6.21%         N/A

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

The average performance of Janus' U.S. equity funds over the past three years was calculated using the three-year total returns of the 13 funds contained in the performance chart above. The 13 funds reflected in the performance chart above are those which Janus categorizes as U.S. equity funds and which have performance histories of three or more years.

*Closed to new investors

(1)This Fund may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Fund's returns and NAV may be subject to such volatility.

(2)The Fund has experienced significant gains due, in part, to its investments in India. While holdings are subject to change without notice, the Fund's returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in India.

(3)The Fund will invest at least 80% of its net assets in the type of securities described by its name.

(4)Due to certain investment strategies, the Fund may have an increased position in cash.

(5)The Fund has experienced significant gains due, in part, to its investments in Brazil. While holdings are subject to change without notice, the Fund's returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in Brazil.

(6)Returns have sustained significant gains due to market volatility in the healthcare sector.

(7)Returns have sustained significant gains due to market volatility in the financials sector.

(8)This Fund has been significantly impacted, either positively or negatively, by investing in initial public offerings (IPOs).

Total return includes reinvestment of dividends, distributions and capital gains.

A fund's performance may be affected by risks that include those associated with non-diversification, investments in foreign securities and emerging markets, non-investment grade debt securities, undervalued or overlooked companies, companies with relatively small market capitalizations and investments in specific industries or countries. Please see a Janus prospectus or janus.com for more information about fund holdings and details.

The proprietary mathematical process used by Enhanced Investment Technologies LLC ("INTECH") may not achieve the desired results. Since the portfolio is regularly balanced, this may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses compared to a "buy and hold" or index fund strategy.

There is no assurance that the investment process will consistently lead to successful investing.

Returns shown for Janus Mid Cap Value Fund prior to 4/21/03 are those of Berger Mid Cap Value Fund.

Returns shown for Janus Small Cap Value Fund prior to 4/21/03 are those of Berger Small Cap Value Fund.

Effective 2/1/06, Blaine Rollins is no longer the portfolio manager of Janus Fund, and David Corkins is now the Fund manager.

Effective 2/1/06, David Corkins is no longer the portfolio manager of Janus Mercury Fund. A research team now selects the investments for Janus Mercury Fund led by the Director of Research, Jim Goff.

Effective 2/28/06, Janus Risk-Managed Stock Fund changed its name to INTECH Risk-Managed Stock Fund.

Janus Capital Group Inc. has a 30% ownership stake in the investment advisory business of Perkins, Wolf, McDonnell and Company, LLC.

INTECH is a subsidiary of Janus Capital Group Inc.

A Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

The S&P 500(R) Index is the Standard & Poor's composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

                       4 Janus Growth Funds April 30, 2006

Useful Information About Your Fund Report

PORTFOLIO MANAGER COMMENTARIES

The portfolio manager commentaries in this report include valuable insight from the portfolio managers as well as statistical information to help you understand how your Fund's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the portfolio managers in their commentaries are just that: opinions. They are a reflection of their best judgment at the time this report was compiled, which was April 30, 2006. As the investing environment changes, so could their opinions. These views are unique to each manager and aren't necessarily shared by their fellow employees or by Janus in general.

FUND EXPENSES

We believe it's important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

THE FOLLOWING IS IMPORTANT INFORMATION REGARDING EACH FUND'S EXPENSE EXAMPLE, WHICH APPEARS IN EACH FUND'S PORTFOLIO MANAGER COMMENTARY WITHIN THIS SEMIANNUAL REPORT. PLEASE REFER TO THIS INFORMATION WHEN REVIEWING THE EXPENSE EXAMPLE FOR EACH FUND.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees (where applicable) (and any related exchange fees) and
(2) ongoing costs, including management fees and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from November 1, 2005 to April 30, 2006.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC ("Janus Capital") has contractually agreed to waive Janus Triton Fund's total operating expenses, excluding brokerage commissions, interest, taxes and extraordinary expenses, to certain limits until at least March 1, 2007. Expenses in the example reflect the application of this waiver. Had the waiver not been in effect, your expenses would have been higher. More information regarding the waiver is available in the Funds' prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable). These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

                       Janus Growth Funds April 30, 2006 5

Janus Fund (unaudited)

TICKER: JANSX

FUND SNAPSHOT

For more than 35 years, this traditional growth fund has exemplified Janus' research and stock-picking abilities.

(DAVID CORKINS PHOTO)

David Corkins

portfolio manager

PERFORMANCE OVERVIEW

I very much appreciate the opportunity to speak directly with you for the first time since taking over management of Janus Fund effective February 1, 2006. My hope with this letter is to review the Fund's performance over the last 6 months, further explain our investment process so that all shareholders understand what we do, and finally, share our outlook for the Fund going forward.

PERFORMANCE REVIEW

Our goal with the Fund is superior long-term returns for shareholders. What does that mean in practice? These potential long-term returns start with positive absolute performance and follow with consistent execution in up and down markets. For the six months ending April 30, 2006, Janus Fund returned 10.51%. By comparison, our primary benchmark the Russell 1000(R) Growth Index returned 7.06% and our secondary benchmark the S&P 500(R) Index returned 9.64%.

OUR INVESTMENT PROCESS

Some of the best advice I ever received about managing investments was succinct:
"Know your companies." We believe that understanding the leverage points in a company's business model allows you to properly assess risk as well as calculate the free cash flow and returns on invested capital that drive value creation. Knowing your companies also allows you to potentially take advantage of the inherent volatility in the market. You are more likely to be able to buy when others are fearful and sell when others are greedy. Most importantly, knowing my companies helps me invest with conviction (more concentrated and with lower turnover) and hold on for the long-run.

Likewise, I believe it is imperative that investors in Janus Fund understand our investment process and strategy. I believe in the classic Janus investment style that I learned from previous portfolio managers, the most influential being Tom Bailey, Jim Craig, Tom Marsico and Helen Young Hayes. For me, this style means fundamental, grass-roots growth investing which is a combination of qualitative and quantitative analysis. The quantitative aspect means in-depth, detailed, financial modeling of a company to understand the leverage points in the business, the free cash flow, and the returns on capital. This model allows me to move onto the qualitative focus, which is using the financial information to speak with management, competitors and suppliers to gain a more complete understanding of the company. The next piece of the investment mosaic is to understand the valuation, risk and reward for this investment given the current price of the security and the macro-economic factors impacting it. Finally, the last part of the puzzle is to consider overall portfolio construction, risk and return in addition to the sum of each of the individual securities.

What I've learned over the last 10 years managing money is that this investment method must be iterative -- it's a never-ending process of building a deeper and deeper knowledge base about a company. The better your model, the more information you can extract; the more information you get the better your model. Like most businesses, at the end of the day, the harder you work, the better your results.

I also believe it is imperative to think like a partner -- I would like my fellow investors to have a good appreciation for their manager's investment in the Fund, as well as how I am compensated for managing the Fund. In that vein, I have made a 7-figure investment in the Fund because I believe in the team and our investment process. I am eating our cooking. In terms of compensation, I am strongly incented with pay for performance: my incentive pay is primarily based on how well the Fund performs relative to its peers over a three-year basis, as well as whether the return is positive on an absolute basis.

WHAT WENT RIGHT?

An eclectic group of securities performed quite strongly, and the Fund performed well within the pharmaceutical, semiconductor, financial and capital goods sectors. Since our primary focus is on individual company selection, rather than large sector trading bets, one measure of health for the Fund is whether the winners were from diverse areas of the economy.

The largest single contributor to the Fund's results was Boeing. Boeing is an excellent example of what we look for in a stock: strong competitive positioning, attractive industry dynamics, improving free cash flow and returns on invested capital and management focused on shareholder value. As the leading American aerospace manufacturer, Boeing has benefited from a

                       6 Janus Growth Funds April 30, 2006

(unaudited)

continued expansion of the aerospace cycle as demand from emerging markets, like China, India and the Middle East, accelerates for fuel-efficient planes given high commodity input costs. Low-cost carriers have also started to spend on next generation planes given the change in domestic networks from hub-and-spoke to point-to-point. Legacy carriers such as United are emerging from bankruptcy and we believe will likely extend the cycle towards 2010 as they pull in orders to remain competitive with the lower-cost carriers. At the same time, a major competitor Airbus has stumbled in next generation product design with a poorly received A350. Finally, we believe a new CEO at Boeing will likely bring a much needed focus on costs, production and return on capital.

We have done extensive research on Boeing and the aerospace industry. We've met with management at various levels of the company as well as interviewed numerous competitors and suppliers, both domestically and overseas. Primary analyst Jeremiah Buckley and the rest of the team continue to build our financial model of the company and gain a deeper knowledge base of the industry. One area of caution remains the defense business, which we believe is seeing a possible slowdown in orders as the U.S. defense cycle wanes from previous years' strength.

Other contributors to the Fund's strong performance were financial companies such as JP Morgan Chase, which is beginning to show the fruits of its waste-cutting and renewed focus on revenue growth and returns. Analyst Gabe Bodhi has done excellent work on this company, which holds a particular interest for me since I worked at its predecessor for seven years before I joined Janus. We hope new leadership at the company will drive returns on capital and free cash flow on a sustainable basis.

I believe our healthcare team does exceptional fundamental research under the aegis of Tom Malley. Analyst Tony Yao helped lead the effort on Celgene which gained over 50% for shareholders due to strong clinical trials for Revlimid. Final product launch for the drug implies long-term success in multiple myeloma (a bone marrow-based cancer) and myelodysplastic syndromes (MDS -- a blood-borne cancer) indications, as well as possible success in chronic lymphocytic leukemia
(CLL), another blood cancer. Celgene also has a deep pipeline behind current products in the areas of sickle-cell and inflammatory disease.

WHAT WENT WRONG?

It's usually more productive to focus on what went wrong rather than over-emphasizing those areas and stocks that performed well. Learning from one's mistakes is a key to longevity in this business.

Two sectors in particular caused relative weakness in the Fund's performance: healthcare services and media. The biggest underperformers in these areas were UnitedHealth Group and Comcast. We have cut our position in UnitedHealth Group meaningfully and sold our position in Comcast.

UnitedHealth Group has been a long-time holding in the Fund. The company is the leading HMO and specialty healthcare services provider in the United States. Operational tenets run deep within the company, pricing and margins remain attractive, demographics continue to drive demand and free cash flow generation is strong. Emerging specialty businesses diversify the business mix from more cyclical commercial underwriting trends. So with all those competitive strengths, what caused us to meaningfully reduce our position in the name? First, the company's outperformance caused its valuation to rise close to our fair value and meaningfully shifted the risk/reward profile; second, industry dynamics have resulted in an excess of capital and nascent signs of price competition; and third, serious questions have arisen regarding options grant timing. We realized profits in the name and reinvested the proceeds in other stocks with more attractive risk/reward prospects.

Comcast was eliminated completely. Another long-time holding of the Fund, Comcast was sold as the company's business model continues to become more capital intensive and competitive threats from phone and satellite providers rise. Although cable systems offer an excellent gateway into the home, we believe the transition of the media business towards digital and Internet protocols (IP) threatens the primacy of the cable network model and implies lower returns in the future.

We are looking diligently in the media sector for attractive businesses as many of these leading franchises have been sold by disappointed investors looking for growth. Although valuations are becoming much more attractive, many of the high-margin business models are under assault from the move from analog to digital distribution as well as the emergence of the Internet as a media delivery vehicle. We have yet to make significant new investments in the sector.

We also remain cautious on the consumer discretionary areas of the economy in the short-run as a combination of rising energy prices, increased debt payments driven by interest rate increases, and higher healthcare costs squeezes the U.S. consumer. In the longer-term, we believe these areas are ripe for investment as the cyclical pressures ease.

                       Janus Growth Funds April 30, 2006 7

Janus Fund (unaudited)

LOOKING FORWARD

Our outlook remains cautious. Markets have performed strongly year-to-date due to a combination of very strong economic data as well as the anticipation of a conclusion to Federal Reserve monetary tightening. Small-cap stocks and emerging markets have led the way with strong performance coming in just a few months.

Yet clearly the market is in transition after three years of strong outperformance. This transition is driven by higher interest rates and a weaker U.S. dollar. We're cautiously watching several signs to better understand how this transition plays out. One area of focus is monetary liquidity and the U.S. dollar. Money supply growth has been slowing sequentially, Fed Repos have slowed dramatically, yet money flow into equities is quite strong and foreigners have been the driving force. Foreigners were huge beneficiaries of the dollar index, which rallied strongly throughout 2005. In 2006, however, the dollar index is beginning to roll over and the question remains how much of a rate increase or non-inflationary growth is necessary to keep foreigners in our currency and equity market.

Within Janus Fund, our response in general has been to transition from business models that are dependent on an economic tailwind to stronger franchises that have more control over their own sales and margins regardless of macro-economic conditions. In addition, we are cautiously watching the yield curve and U.S. dollar in anticipation of further transition as the economy continues to move forward.

In sum, I am honored with the opportunity to manage Janus Fund. My investment and incentives are aligned with yours. As a former English major, I can't finish this letter without a favorite quote from an old media hand like Samuel Goldwyn:
"The harder I work, the luckier I get." It gives me comfort to know the entire investment team at Janus is working very hard every day to find attractive opportunities to grow our principal.

Thank you for your investment in Janus Fund.

JANUS FUND AT A GLANCE

5 LARGEST CONTRIBUTORS TO PERFORMANCE -- HOLDINGS

                                                       CONTRIBUTION
                                                       ------------
Boeing Co.
Commercial jet aircraft company - U.S.                    0.93%
JP Morgan Chase & Co.
Financial products and services provider - U.S.           0.46%
Nokia Oyj (ADR)
Telecommunications company - Finland                      0.44%
Companhia Vale do Rio Doce (ADR)
Iron ore producer/seller - Brazil                         0.44%
Schlumberger, Ltd. (U.S. Shares)
Oil services company - U.S.                               0.42%

5 LARGEST DETRACTORS FROM PERFORMANCE -- HOLDINGS

                                                        CONTRIBUTION
                                                        ------------
UnitedHealth Group, Inc.
Organized health systems company - U.S.                   (0.42%)
Yahoo!, Inc.
Global Internet media company - U.S.                      (0.37%)
Alcon, Inc. (U.S. Shares)
Eye care company - U.S.                                   (0.32%)
Juniper Networks, Inc.
Internet infrastructure solutions provider - U.S.         (0.26%)
Caremark Rx, Inc.
Pharmaceutical services provider - U.S.                   (0.23%)

5 LARGEST CONTRIBUTORS TO PERFORMANCE -- SECTORS

                                                           FUND WEIGHTING
                                       FUND CONTRIBUTION  (% OF NET ASSETS)  PRIMARY BENCHMARK WEIGHTING
                                       -----------------  -----------------  ---------------------------
Capital Goods                                      1.97%              9.84%                       11.43%
Diversified Financials                             1.52%              6.47%                        3.65%
Materials                                          1.33%              5.42%                        2.06%
Energy                                             1.28%              5.69%                        3.69%
Technology Hardware and Equipment                  1.20%              8.81%                       10.64%

5 LOWEST CONTRIBUTORS/DETRACTORS TO PERFORMANCE -- SECTORS

                                                        FUND WEIGHTING
                                   FUND CONTRIBUTION   (% OF NET ASSETS)   PRIMARY BENCHMARK WEIGHTING
                                   ------------------  -----------------   ---------------------------
Healthcare Equipment & Services               (1.33%)             10.91%                         9.05%
Food & Staples Retailing                      (0.19%)              2.07%                         3.47%
Media                                         (0.10%)              0.94%                         3.03%
Food, Beverage & Tobacco                      (0.01%)              1.65%                         4.48%
Commercial Services & Supplies                 0.00%               0.00%                         1.03%

                       8 Janus Growth Funds April 30, 2006

(unaudited)

5 LARGEST EQUITY HOLDINGS --(% of Net Assets)

AS OF APRIL 30, 2006

Boeing Co.
Aerospace and Defense                      3.3%
Procter & Gamble Co.
Cosmetics and Toiletries                   3.1%
JP Morgan Chase & Co.
Finance - Investment Bankers/Brokers       2.8%
Yahoo!, Inc.
Web Portals/Internet Service Providers     2.7%
General Electric Co.
Diversified Operations                     2.5%
                                           -----
                                           14.4%

ASSET ALLOCATION --(% of Net Assets)

AS OF APRIL 30, 2006

(PIE CHART)

COMMON STOCK                        98.0%
CASH AND CASH EQUIVALENTS            2.0%

Emerging markets comprised 3.7% of total net assets.

5 LARGEST COUNTRY ALLOCATIONS --(% of Investment Securities)

(BAR CHARTS)

    AS OF APRIL 30, 2006       AS OF OCTOBER 31, 2005
---------------------------  --------------------------
United States         78.9%  United States        83.7%
Switzerland            5.6%  Switzerland           3.2%
Japan                  2.7%  Canada                2.0%
Canada                 2.1%  United Kingdom        1.9%
Germany                2.0%  Brazil                1.7%

                       Janus Growth Funds April 30, 2006 9

Janus Fund (unaudited)

PERFORMANCE

(PERFORMANCE GRAPH)

                         Initial investment of $10,000
            JANUS FUND   RUSSELL 1000(R) GROWTH INDEX     S & P 500(R) INDEX
            ----------   ----------------------------     ------------------
4/30/1996     10,000               10,000                             10,000
4/30/1998     15,873               17,344                             17,652
4/30/2000     28,906               27,996                             23,682
4/30/2002     16,209               15,154                             18,008
4/30/2004     16,111               15,789                             19,183
4/30/2006     19,068               18,259                             23,544

Average Annual Total Return -- for the periods ended April 30, 2006

                           FISCAL          ONE            FIVE            TEN           SINCE
                        YEAR-TO-DATE       YEAR           YEAR            YEAR        INCEPTION*
                        ------------   ------------   ------------    ------------   ------------
Janus Fund                     10.51%         17.28%         (2.62)%          6.67%         13.86%
Russell 1000(R)
 Growth Index                   7.06%         15.18%         (0.76)%          6.21%         11.96%**
S&P 500(R) Index                9.64%         15.42%          2.70%           8.94%         11.41%
Lipper Quartile                  N/A            2nd            4th             2nd            1st
Lipper Ranking - based
on total return for
Large-Cap Growth
Funds                         N/A***        296/698        374/474          72/165           1/19

 Visit janus.com to view up to date performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*The Fund's inception date -- February 5, 1970

**The Russell 1000(R) Growth Index's since inception returns calculated from December 31, 1978

***The Fund's fiscal year-to-date Lipper ranking is not available.

See "Explanations of Charts, Tables and Financial Statements."

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Effective 2/1/06, Blaine Rollins is no longer the portfolio manager of Janus Fund, and David Corkins is now the Fund manager.

FUND EXPENSES

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

                                    BEGINNING ACCOUNT VALUE       ENDING ACCOUNT VALUE        EXPENSES PAID DURING PERIOD
EXPENSE EXAMPLE                             (11/1/05)                   (4/30/06)                  (11/1/05-4/30/06)*
----------------------------------  --------------------------- -------------------------- ----------------------------------
Actual                               $              1,000.00       $           1,105.10       $                     4.75
Hypothetical
 (5% return before expenses)         $              1,000.00       $           1,020.28       $                     4.56

*Expenses are equal to the annualized expense ratio of 0.91%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                      10 Janus Growth Funds April 30, 2006

Janus Fund

Schedule of Investments (unaudited)

As of April 30, 2006

Shares or Principal Amount                                                                              Value
---------------------------------------------                                                      --------------
Common Stock - 98.0%
Aerospace and Defense - 4.7%
                                    5,401,628   BAE Systems PLC**                                  $   41,124,397
                                    4,658,990   Boeing Co.                                            388,792,715
                                    1,494,360   Lockheed Martin Corp.                                 113,421,924
                                                                                                   --------------
                                                                                                      543,339,036
Agricultural Chemicals - 1.8%
                                    1,386,690   Monsanto Co.                                          115,649,946
                                      648,568   Syngenta A.G.*                                         90,471,105
                                                                                                   --------------
                                                                                                      206,121,051
Apparel Manufacturers - 0.5%
                                    1,617,560   Coach, Inc.*                                           53,411,831
Applications Software - 1.9%
                                    9,041,305   Microsoft Corp.                                       218,347,516
Automotive - Cars and Light Trucks - 1.5%
                                    2,375,506   BMW A.G.**,#                                          129,318,586
                                    3,368,400   Nissan Motor Company, Ltd.**                           44,284,853
                                                                                                   --------------
                                                                                                      173,603,439
Automotive - Truck Parts and Equipment -
Original - 0.1%
                                      694,895   Lear Corp.#                                            16,385,624
Beverages - Non-Alcoholic - 0.8%
                                    1,549,975   PepsiCo, Inc.                                          90,270,544
Broadcast Services and Programming - 0.5%
                                    7,548,271   Liberty Media Corp. - Class A*                         63,028,063
Building - Residential and Commercial - 0.3%
                                       51,365   NVR, Inc.*,#                                           38,780,575
Building and Construction Products -
Miscellaneous - 0.3%
                                    1,172,145   Masco Corp.                                            37,391,426
Building Products - Cement and Aggregate -
0.6%
                                    1,093,265   Cemex S.A. de C.V. (ADR)#                              73,817,253
Casino Hotels - 0.7%
                                    1,053,425   Harrah's Entertainment, Inc.                           86,001,617
Cellular Telecommunications - 0.7%
                                    2,077,100   America Movil S.A. de C.V. - Series L (ADR)            76,665,761
Chemicals - Diversified - 0.5%
                                    1,068,600   Shin-Etsu Chemical Company, Ltd.**                     61,751,969
Commercial Banks - 0.6%
                                        8,504   Mizuho Financial Group, Inc.**                         72,519,071
Commercial Services - Finance - 1.3%
                                      893,515   Moody's Corp.                                          55,406,865
                                    2,408,627   Paychex, Inc.                                          97,284,445
                                                                                                   --------------
                                                                                                      152,691,310
Computers - 2.1%
                                    2,061,165   Apple Computer, Inc.*                                 145,085,405
                                    1,309,440   Research In Motion, Ltd. (U.S. Shares)*               100,342,387
                                                                                                   --------------
                                                                                                      245,427,792
Computers - Memory Devices - 2.1%
                                   13,063,415   EMC Corp.*                                            176,486,737
                                    1,016,710   SanDisk Corp.*                                         64,896,599
                                                                                                   --------------
                                                                                                      241,383,336
Containers - Metal and Glass - 0.6%
                                    1,596,965   Ball Corp.                                             63,846,661


Shares or Principal Amount                                                                              Value
--------------------------------------------                                                       ---------------
Cosmetics and Toiletries - 3.1%
                                   6,249,985    Procter & Gamble Co.                               $  363,811,627
Dental Supplies and Equipment - 0.5%
                                   1,886,277    Patterson Companies, Inc.*,#                           61,454,905
Distribution/Wholesale - 0.5%
                                   7,139,500    Esprit Holdings, Ltd.                                  56,999,607
Diversified Minerals - 1.0%
                                   2,258,405    Companhia Vale do Rio Doce (ADR)                      116,353,026
Diversified Operations - 2.5%
                                   8,492,190    General Electric Co.                                  293,744,852
E-Commerce/Services - 1.5%
                                   2,214,603    eBay, Inc.*                                            76,204,489
                                   3,356,212    IAC/InterActiveCorp*                                   96,893,841
                                                                                                   --------------
                                                                                                      173,098,330
Electric - Generation - 0.5%
                                   3,510,260    AES Corp.*                                             59,569,112
Electric Products - Miscellaneous - 0.6%
                                     766,410    Emerson Electric Co.                                   65,106,530
Electronic Components - Semiconductors - 3.8%
                                   6,626,115    Advanced Micro Devices, Inc.*                         214,354,820
                                   6,601,680    Texas Instruments, Inc.                               229,144,312
                                                                                                   --------------
                                                                                                      443,499,132
Electronic Forms - 0.8%
                                   2,421,850    Adobe Systems, Inc.*                                   94,936,520
Enterprise Software/Services - 2.3%
                                   2,238,595    CA, Inc.                                               56,770,769
                                   6,886,240    Oracle Corp.*                                         100,470,242
                                   2,069,110    SAP A.G. (ADR)**                                      113,035,479
                                                                                                   --------------
                                                                                                      270,276,490
Entertainment Software - 1.6%
                                   3,255,821    Electronic Arts, Inc.*                                184,930,633
Finance - Credit Card - 1.6%
                                   2,210,720    American Express Co.                                  118,958,844
                                   1,167,700    Credit Saison Company, Ltd.**                          61,223,106
                                                                                                   --------------
                                                                                                      180,181,950
Finance - Investment Bankers/Brokers - 6.2%
                                   7,197,950    JP Morgan Chase & Co.                                 326,642,971
                                   1,759,205    Merrill Lynch & Company, Inc.                         134,156,973
                                   2,449,000    Mitsubishi UFJ Securities Company, Ltd.**              38,585,219
                                   1,060,786    UBS A.G.#                                             125,734,190
                                     823,125    UBS A.G. (ADR)                                         96,182,156
                                                                                                   --------------
                                                                                                      721,301,509
Finance - Mortgage Loan Banker - 1.1%
                                   2,474,885    Fannie Mae                                            125,229,181
Finance - Other Services - 0.5%
                                     137,307    Chicago Mercantile Exchange Holdings, Inc.#            62,886,606
Food - Dairy Products - 0.7%
                                   2,051,140    Dean Foods Co.*                                        81,245,655
Food - Retail - 1.0%
                                   1,843,510    Whole Foods Market, Inc.                              113,154,644
Food - Wholesale/Distribution - 0.5%
                                   2,048,465    Sysco Corp.                                            61,228,619
Independent Power Producer - 0.5%
                                   1,312,855    NRG Energy, Inc.*                                      62,478,769

See Notes to Schedules of Investments and Financial Statements.

                      Janus Growth Funds April 30, 2006 11

Janus Fund

Schedule of Investments (unaudited)

As of April 30, 2006

Shares or Principal Amount                                                                               Value
--------------------------------------------                                                        --------------
Insurance Brokers - 0.5%
                                   1,928,360    Marsh & McLennan Companies, Inc.                    $   59,142,801
Internet Infrastructure Software - 0.4%
                                   1,429,260    Akamai Technologies, Inc.*,#                            48,151,769
Machinery - Construction and Mining - 0.3%
                                     434,950    Joy Global, Inc.                                        28,571,866
Medical - Biomedical and Genetic - 2.3%
                                   1,463,595    Amgen, Inc.*                                            99,085,382
                                   2,783,120    Celgene Corp.*                                         117,336,339
                                     646,288    Genentech, Inc.*                                        51,515,616
                                                                                                    --------------
                                                                                                       267,937,337
Medical - Drugs - 5.0%
                                   2,834,040    Abbott Laboratories                                    121,126,870
                                   5,398,875    Merck & Company, Inc.                                  185,829,277
                                   1,786,843    Roche Holding A.G.#                                    274,754,845
                                                                                                    --------------
                                                                                                       581,710,992
Medical - Generic Drugs - 1.1%
                                   3,143,006    Teva Pharmaceutical Industries, Ltd. (ADR)#            127,291,743
Medical - HMO - 2.8%
                                     638,063    Aetna, Inc.                                             24,565,426
                                   3,616,950    Coventry Health Care, Inc.*                            179,653,906
                                   2,424,730    UnitedHealth Group, Inc.                               120,606,070
                                                                                                    --------------
                                                                                                       324,825,402
Medical - Wholesale Drug Distributors - 1.0%
                                   1,732,795    Cardinal Health, Inc.                                  116,703,743
Medical Instruments - 1.2%
                                   3,732,975    Boston Scientific Corp.*                                86,754,339
                                     425,575    Intuitive Surgical, Inc.*                               54,048,025
                                                                                                    --------------
                                                                                                       140,802,364
Medical Products - 0.5%
                                   1,031,070    Varian Medical Systems, Inc.*,#                         54,007,447
Metal Processors and Fabricators - 1.2%
                                   2,269,510    Precision Castparts Corp.                              142,933,740
Networking Products - 0.8%
                                   4,616,155    Cisco Systems, Inc.*                                    96,708,447
Oil - Field Services - 2.5%
                                   2,093,520    Halliburton Co.                                        163,608,588
                                   1,783,380    Schlumberger, Ltd. (U.S. Shares)**,#                   123,302,893
                                                                                                    --------------
                                                                                                       286,911,481
Oil Companies - Exploration and Production -
1.9%
                                     943,615    Apache Corp.                                            67,034,410
                                   1,452,895    EnCana Corp. (U.S. Shares)#                             72,717,395
                                   1,128,900    EOG Resources, Inc.#                                    79,282,646
                                                                                                    --------------
                                                                                                       219,034,451
Oil Companies - Integrated - 2.5%
                                     407,740    Amerada Hess Corp.                                      58,416,910
                                   3,761,455    Exxon Mobil Corp.                                      237,272,581
                                                                                                    --------------
                                                                                                       295,689,491
Oil Refining and Marketing - 0.3%
                                     451,895    Valero Energy Corp.                                     29,255,682
Optical Supplies - 0.8%
                                     854,800    Alcon, Inc. (U.S. Shares)                               86,941,708
Pharmacy Services - 1.1%
                                   2,683,925    Caremark Rx, Inc.                                      122,252,784


Shares or Principal Amount                                                                               Value
---------------------------------------------                                                       --------------
Real Estate Management/Services - 0.4%
                                    2,020,000   Mitsubishi Estate Company, Ltd.**                   $   44,173,363
Reinsurance - 0.7%
                                       27,981   Berkshire Hathaway, Inc. - Class B*                     82,599,912
Retail - Apparel and Shoe - 1.2%
                                    2,171,841   Industria de Diseno Textil S.A.**                       88,365,301
                                    1,302,815   Nordstrom, Inc.                                         49,936,899
                                                                                                    --------------
                                                                                                       138,302,200
Retail - Building Products - 0.7%
                                    1,302,775   Lowe's Companies, Inc.                                  82,139,964
Retail - Office Supplies - 1.3%
                                    5,628,642   Staples, Inc.                                          148,652,435
Savings/Loan/Thrifts - 0.3%
                                    2,111,534   NewAlliance Bancshares, Inc.#                           30,490,551
Semiconductor Components/Integrated Circuits -
0.5%
                                      967,845   Marvell Technology Group, Ltd.*                         55,254,271
Soap and Cleaning Preparations - 0.9%
                                    2,837,113   Reckitt Benckiser PLC**                                103,420,783
Steel - Producers - 0.3%
                                    2,509,858   Tata Steel, Ltd.                                        35,448,251
Telecommunication Services - 0.4%
                                    1,432,795   NeuStar, Inc. - Class A*                                50,291,105
Telephone - Integrated - 0.4%
                                    8,382,820   Level 3 Communications, Inc.*,#                         45,267,228
Television - 0.2%
                                      751,618   Univision Communications, Inc. - Class A*,#             26,825,246
Therapeutics - 1.7%
                                    1,603,410   Amylin Pharmaceuticals, Inc.*,#                         69,828,506
                                    2,287,100   Gilead Sciences, Inc.*                                 131,508,250
                                                                                                    --------------
                                                                                                       201,336,756
Transportation - Railroad - 1.3%
                                    1,923,680   Canadian National Railway Co. (U.S. Shares)             86,392,468
                                      667,665   Union Pacific Corp.                                     60,897,725
                                                                                                    --------------
                                                                                                       147,290,193
Transportation - Services - 2.1%
                                    2,532,595   C.H. Robinson Worldwide, Inc.                          112,320,588
                                    1,559,300   United Parcel Service, Inc. - Class B                  126,412,451
                                                                                                    --------------
                                                                                                       238,733,039
Web Portals/Internet Service Providers - 3.7%
                                      303,565   Google, Inc. - Class A*                                126,871,956
                                    9,409,395   Yahoo!, Inc.*                                          308,439,968
                                                                                                    --------------
                                                                                                       435,311,924
Wireless Equipment - 3.3%
                                    2,381,030   Crown Castle International Corp.*                       80,121,660
                                    6,938,865   Nokia Oyj (ADR)**                                      157,234,680
                                    2,938,305   QUALCOMM, Inc.                                         150,852,579
                                                                                                    --------------
                                                                                                       388,208,919
                                                                                                    --------------
Total Common Stock (cost $9,245,435,979)                                                            11,388,890,960
Money Markets - 1.6%
                                                Janus Institutional Cash Reserves Fund
                                  165,000,000   4.83%                                                  165,000,000
                                                Janus Money Market Fund
                                   25,000,000   4.77%                                                   25,000,000
                                                                                                    --------------
Total Money Markets (cost $190,000,000)                                                                190,000,000

See Notes to Schedules of Investments and Financial Statements.

                      12 Janus Growth Funds April 30, 2006

Schedule of Investments (unaudited)

As of April 30, 2006

Shares or Principal Amount                                                                              Value
---------------------------------------                                                           ----------------
Other Securities - 4.5%
                                            State Street Navigator Securities Lending
                            522,862,639     Prime Portfolio+ (cost $522,862,639)                   $   522,862,639
Time Deposit - 0.1%
                                            ING Financial, ETD
   $                         11,900,000     4.86%, 5/1/06 (cost $11,900,000)                            11,900,000
                                                                                                   ---------------
Total Investments (total cost                                                                       12,113,653,599
$9,970,198,618) -- 104.2%
Liabilities, net of Cash, Receivables and                                                             (488,270,828)
Other Assets -- (4.2)%
                                                                                                   ---------------
Net Assets -- 100%                                                                                 $11,625,382,771

Summary of Investments by Country

                                    % of Investment
Country               Value           Securities
---------------  ----------------  ----------------
Bermuda          $    112,253,878               0.9%
Brazil                116,353,026               1.0%
Canada                259,452,250               2.1%
Finland               157,234,680               1.3%
Germany               242,354,065               2.0%
India                  35,448,251               0.3%
Israel                127,291,743               1.1%
Japan                 322,537,581               2.7%
Mexico                150,483,014               1.2%
Netherlands           123,302,893               1.0%
Spain                  88,365,301               0.7%
Switzerland           674,084,004               5.6%
United Kingdom        144,545,180               1.2%
United States++     9,559,947,733              78.9%
                 ----------------  ----------------
Total            $ 12,113,653,599             100.0%

++Includes Short-Term Securities and Other Securities (72.9% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and            Currency         Currency          Unrealized
Settlement Date             Units Sold     Value in $ U.S.      Gain/(Loss)
----------------------  ----------------  ----------------   ----------------
British Pound 10/19/06        20,700,000  $     37,843,245   $       (787,968)
Euro 6/28/06                  88,900,000       112,579,871         (2,560,788)
Euro 8/24/06                   8,500,000        10,800,699           (495,299)
Japanese Yen 8/24/06       9,000,000,000        80,376,886         (2,372,173)
                                          ----------------   ----------------
Total                                     $    241,600,701  $     (6,216,228)

See Notes to Schedules of Investments and Financial Statements.

                      Janus Growth Funds April 30, 2006 13

Janus Enterprise Fund (unaudited)

TICKER: JAENX

FUND SNAPSHOT

This growth fund pursues companies that have grown large enough to be well established but are small enough to still have room to grow.

(JONATHAN COLEMAN PHOTO)

Jonathan Coleman

portfolio manager

PERFORMANCE OVERVIEW

During the six months ended April 30, 2006, as mid-cap stocks continued to outpace large-cap stocks, Janus Enterprise Fund advanced 14.29%. Meanwhile, the Fund's primary benchmark, the Russell Midcap(R) Growth Index returned 15.18%. The Fund's secondary benchmark, the S&P MidCap 400 Index, returned 15.27% for the same time period. While this short-term underperformance is disappointing, rest assured that we will not change our investment philosophy to chase momentary hot trends. In short, we look for companies with strong competitive barriers to entry, diverse and predictable revenue streams, an ability to expand profit margins over time, a strong stewardship of investors' capital, and appropriate valuations which we believe provide a reasonable risk and reward tradeoff.

As the performance of the market would suggest, the prior six months have been a strong period, particularly for small- and mid-sized companies. While deciphering the exact reasons for market strength (or weakness) in any period can be perilous, let me offer a few suggestions. First, the six-month period captures a significant rebound from the hurricane-related malaise that plagued the market last October. Consumer confidence, and therefore consumer spending, accelerated after a brief slowdown. As a result, GDP and corporate earnings have grown faster than expected. Additionally, the market has anticipated that the Federal Reserve may be close to ending the series of rate hikes it began in mid-2004. Finally, while energy prices remain elevated, the economy has so far proved to be much more resilient than in the 1970s, the last such period of sustained high energy prices.

Market strength has also been relatively concentrated, with certain groups experiencing very significant price moves in short periods of time. Of particular strength were the capital goods, materials, and telecommunications services industries. These industries are experiencing accelerating demand for their products and services, driven in large part by a surge in capital spending after several years of retrenchment. Given my long-standing investment philosophy that we should have exposure to a broad array of industries rather than a highly concentrated portfolio, there are inevitably periods when our breadth of holdings works against us. This certainly occurred during the last six months. Nevertheless, I do believe that over an entire cycle of up and down markets the approach has considerable merit.

INVESTMENT STRATEGY

As always, there were certain sectors which were positive and negative contributors to performance. I am pleased to report that given the strong market performance, we had positive absolute returns in every sector except for utilities, where we sustained a small loss. Contributing to the Fund's underperformance versus its benchmark were holdings in the materials, healthcare equipment and services, and energy sectors. While we made money in these sectors on an absolute basis, we were either underweight in a strong group or did a poor job of stock selection within the group during the six-month period. We did a better job with our picks in the automobiles and components, media, and pharmaceuticals and biotechnology sectors. Of particular strength was long time holding Celgene, which I have written about in past letters. The company received Federal Drug Administration approval for its cancer-fighting agent Revlimid and the early market uptake appears positive.

HEAVY EQUIPMENT AND RV MANUFACTURER BOOSTED PERFORMANCE

I'd like to discuss a couple of stocks that worked well for us during the period and give you some context on how they fit into our investment philosophy. Industrial heavy equipment manufacturer Terex produced very strong results during the period, aided by increasing demand for its mining, crane and aerial lift businesses. We became interested in Terex after meeting with the company in early 2005 and spending time understanding the company's strategic priorities. Several years ago Terex undertook a strategic review of the business, deciding to de-emphasize acquisitions and instead focus on driving returns on invested capital higher. The company has been able to do this by improving operating margins and reducing its working capital such as inventories and accounts receivable, which unnecessarily tie up cash. Our investment philosophy has consistently been predicated on investing in companies which are growing revenues and earnings while also increasing returns on invested capital. Terex has done just that, showing impressive operating leverage in recent quarters. To be more specific, revenue increased 27% in 2005 versus 2004, while operating profit increased 75% when compared to the prior year. Importantly, returns on invested capital have also increased more than five percentage points over the prior year. These factors led to very strong share price performance. As Terex has become more fairly valued by the market, we have used the opportunity to trim back our holdings.

Towable recreational vehicle (RV) manufacturer Thor Industries is perhaps best known for its iconic Airstream trailer brand. Thor is run by CEO Wade Thompson, who purchased a loss-making Airstream from conglomerate Beatrice International Holdings in 1980. Mr. Thompson is a manager who thinks like an owner, because he in fact owns 30% of the company. As a result, he allocates capital with the care that we value in our core holdings and rewards his managers who expand market share and do so profitably. The proof is in the numbers. Thor has been profitable every year since going public in 1987 and boasts returns on invested capital of greater than 30% in an industry when many competitors struggle with profitability. We believe that Thor can capitalize on a demographic tailwind as baby boomers enter their retirement years. The propensity to purchase an RV increases dramatically after the age of 50 and we believe Thor has the product breadth to serve the demand. Thor's business has held up very well in spite of the increases in gasoline prices, in part because the majority of its sales are in towable RVs, as opposed to larger more expensive motorized RVs. Consumers have traded down to the cheaper product, which has benefited Thor at the expense of some competitors. While we admire Thor and its management tremendously, we have used the strength in the stock to lighten our position.

HEALTHCARE INDUSTRY HOLDINGS DETRACTED FROM PERFORMANCE

I'd also like to discuss some of our losers in the period, explain our investment rationale, and tell you what we have done in response to the disappointments. Several of our most significant losses in the

                      14 Janus Growth Funds April 30, 2006

(unaudited)

period came in the healthcare industry. Implantable cardiac device manufacturer St. Jude Medical has been a holding in the Fund for over 4 years and has delivered good returns over that period. St. Jude has proven very adept at developing new products with large addressable end markets. This product innovation has driven compounded annual growth in sales of greater than 20% over the last 4 years. Nevertheless, the company has recently experienced a slowing growth rate for its products as the potential patient population for its devices has become more fully penetrated by St. Jude and its competitors. While we believe St. Jude has an enviable franchise, we have become increasingly concerned that the market slowdown could last for an extended period of time. As a result, we have trimmed the position considerably. We continue to monitor market trends closely and, for now, hold our remaining St. Jude shares given their reasonable current valuation.

We also experienced disappointing performance from a more recent purchase, Patterson Companies. Established in 1877, Patterson is a dental and veterinary supply distributor that has an enviable long-term track record of earnings growth, most recently having compounded earnings growth of 21% over the last 9 years. Additionally, the company boasts very high returns on its capital, with returns on equity of 16% or higher each of the last 5 years. As the numbers suggest, this is not the proverbial flash in the pan. I have long admired the company, but I had not owned the stock in the past. In the last 4 quarters the company's growth rate has slowed, causing the stock to underperform sharply. We believe this slowing growth rate is a temporary phenomenon and we initiated a position. In retrospect, we started purchasing too soon, as the stock has continued to perform poorly relative to the market since our purchase. Over the long-term we like the opportunity for Patterson to continue to gain share in the very fragmented dental and veterinary markets. We are impressed with the company's 12% operating margins, which are quite strong for a distributor. We have modestly added to our position, as our research suggests signs of better financial results in future periods.

SUMMARY

As I always do in this space, I would like to reiterate to you that I am an investor alongside you in Janus Enterprise Fund. I invest a portion of every paycheck in the Fund and I have never sold a share of the Fund as long as I have managed it. I take the obligation of trust very seriously and work every day to support the trust you have placed in me and in Janus.

Thank you for your investment in Janus Enterprise Fund.

JANUS ENTERPRISE FUND AT A GLANCE

5 LARGEST CONTRIBUTORS TO PERFORMANCE -- HOLDINGS

                                                                                    CONTRIBUTION
                                                                                    ------------
Celgene Corp.                                                                             1.44%
Biopharmaceutical company - U.S.
Terex Corp.
Diversified global manufacturer - U.S.                                                    0.87%
Thor Industries, Inc.
Recreation vehicle producer/seller - U.S.                                                 0.81%
Advanced Micro Devices, Inc.
Integrated circuits provider - U.S.                                                       0.79%
Lamar Advertising Co.
Outdoor advertising company - U.S.                                                        0.74%

5 LARGEST DETRACTORS FROM PERFORMANCE -- HOLDINGS

                                                                                    CONTRIBUTION
                                                                                    ------------
Reliant Energy, Inc.                                                                     (0.28%)
Electricity and energy services provider - U.S.
St. Jude Medical, Inc.
Cardiovascular medical devices servicer - U.S.                                           (0.25%)
Patterson Companies, Inc.
Dental, veterinary and rehabilitation supplies
distributor - U.S.                                                                       (0.24%)
Alcon, Inc. (U.S. Shares)
Eye care company - U.S.                                                                  (0.22%)
Coventry Health Care, Inc.
Managed company - U.S.                                                                   (0.14%)

5 LARGEST CONTRIBUTORS TO PERFORMANCE -- SECTORS

                                                                            FUND WEIGHTING
                                              FUND CONTRIBUTION            (% OF NET ASSETS)         PRIMARY BENCHMARK WEIGHTING
                                         ---------------------------   ---------------------------   ---------------------------
Semiconductor & Semiconductor Equipment                         1.79%                         7.67%                         7.46%
Pharmaceuticals & Biotechnology                                 1.78%                         8.35%                         5.58%
Capital Goods                                                   1.61%                         4.27%                         7.58%
Diversified Financials                                          1.51%                         6.82%                         4.80%
Media                                                           1.02%                         5.17%                         3.82%

5 LOWEST CONTRIBUTORS/DETRACTORS TO PERFORMANCE -- SECTORS

                                                                     FUND WEIGHTING
                                    FUND CONTRIBUTION               (% OF NET ASSETS)       PRIMARY BENCHMARK WEIGHTING
                               ---------------------------    ---------------------------   ---------------------------
Utilities                                            (0.28%)                         0.01%                         0.91%
Banks                                                 0.00%                          0.19%                         1.65%
Food & Staples Retailing                              0.00%                          0.00%                         0.52%
Household & Personal Products                         0.00%                          0.40%                         0.61%
Materials                                             0.01%                          3.77%                         2.98%

                      Janus Growth Funds April 30, 2006 15

Janus Enterprise Fund (unaudited)

5 LARGEST EQUITY HOLDINGS --(% of Net Assets)

AS OF APRIL 30, 2006

Lamar Advertising Co.
Advertising Sales                               3.4%
Celgene Corp.
Medical - Biomedical and Genetic                3.4%
EOG Resources, Inc.
Oil Companies - Exploration and Production      3.0%
T. Rowe Price Group, Inc.
Investment Management and Advisory Services     2.5%
Nextel Partners, Inc. - Class A
Cellular Telecommunications                     2.4%
                                               ----
                                               14.7%

ASSET ALLOCATION --(% of Net Assets)

AS OF APRIL 30, 2006

(PIE CHART)

COMMON STOCK                        97.6%
CASH AND CASH EQUIVALENTS            1.6%
EQUITY-LINKED STRUCTURED NOTES       0.8%

Emerging markets comprised 0.4% of total net assets.

5 LARGEST COUNTRY ALLOCATIONS --(% of Investment Securities)

(BAR CHARTS)

      AS OF APRIL 30, 2006              AS OF OCTOBER 31, 2005
-------------------------------    --------------------------------
United States              91.8%   United States               91.5%
Canada                      3.0%   Bermuda                      2.1%
Bermuda                     2.3%   Canada                       1.7%
United Kingdom              1.1%   United Kingdom               1.4%
Ireland                     0.8%   Ireland                      0.9%

                      16 Janus Growth Funds April 30, 2006

(unaudited)

PERFORMANCE

(PERFORMANCE GRAPH)

                                                Initial investment of $10,000
                    JANUS ENTERPRISE FUND      RUSSELL MIDCAP(R) GROWTH INDEX       S & P MIDCAP 400 INDEX
           ----------------------------------  ----------------------------------  ----------------------------------
4/30/1996                              10,000                              10,000                              10,000
4/30/1998                              12,269                              14,636                              16,290
4/30/2000                              31,642                              25,159                              21,415
4/30/2002                              12,049                              15,081                              24,431
4/30/2004                              13,748                              17,109                              27,096
4/30/2006                              19,110                              23,494                              38,155

Average Annual Total Return --for the periods ended April 30, 2006

                           FISCAL           ONE           FIVE           TEN           SINCE
                        YEAR-TO-DATE       YEAR           YEAR           YEAR        INCEPTION*
                        ------------   ------------   ------------   ------------   ------------
Janus Enterprise Fund          14.29%         29.21%          1.87%          6.69%         11.63%
Russell Midcap(R)
Growth Index                   15.18%         28.27%          5.77%          8.92%         11.38%
S&P MidCap 400 Index           15.27%         28.32%         10.73%         14.33%         15.07%
Lipper Quartile                  N/A            3rd            3rd            3rd            2nd
Lipper Ranking - based
on total return for
Mid-Cap Growth Funds           N/A**        324/563        257/357         88/128          20/49

 Visit janus.com to view up to date performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The date of the Lipper ranking is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

*The Fund's inception date -- September 1, 1992

**The Fund's fiscal year-to-date Lipper ranking is not available.

See "Explanations of Charts, Tables and Financial Statements."

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Funds that emphasize investments in small-sized companies may experience greater price volatility.

FUND EXPENSES

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

                             BEGINNING ACCOUNT VALUE      ENDING ACCOUNT VALUE     EXPENSES PAID DURING PERIOD
EXPENSE EXAMPLE                      (11/1/05)                  (4/30/06)               (11/1/05-4/30/06)*
---------------------------  -------------------------  -------------------------  --------------------------
Actual                       $                1,000.00  $                1,142.90  $                     5.21
Hypothetical
(5% return before expenses)  $                1,000.00  $                1,019.93  $                     4.91

*Expenses are equal to the annualized expense ratio of 0.98%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                      Janus Growth Funds April 30, 2006 17

Janus Enterprise Fund

Schedule of Investments (unaudited)

As of April 30, 2006

Shares or Principal Amount                                                                                            Value
--------------------------------------------                                                                     --------------
Common Stock - 97.6%
Advertising Sales - 3.4%
                                   1,167,170    Lamar Advertising Co.*                                           $   64,182,677
Agricultural Chemicals - 1.3%
                                                Potash Corporation of Saskatchewan, Inc.
                                     268,530     (U.S. Shares)                                                       25,424,420
Airlines - 0.9%
                                     372,978    Ryanair Holdings PLC (ADR)*,#                                        17,559,804
Apparel Manufacturers - 0.8%
                                     445,600    Coach, Inc.*                                                         14,713,712
Applications Software - 0.5%
                                     221,060    Citrix Systems, Inc.*                                                 8,824,715
Batteries and Battery Systems - 0.4%
                                     139,195    Energizer Holdings, Inc.*,#                                           7,119,824
Broadcast Services and Programming - 0.4%
                                     545,665    CKX, Inc.*,#                                                          7,699,333
Building - Mobile Home and Manufactured Homes
- 1.2%
                                     433,475    Thor Industries, Inc.                                                21,881,818
Building - Residential and Commercial - 1.0%
                                      25,410    NVR, Inc.*,#                                                         19,184,550
Casino Services - 0.8%
                                     391,190    Scientific Games Corp. - Class A*,#                                  14,900,427
Cellular Telecommunications - 2.4%
                                   1,609,163    Nextel Partners, Inc. - Class A*,#                                   45,603,679
Coal - 0.5%
                                     401,000    Alpha Natural Resources, Inc.*,#                                     10,069,110
Commercial Banks - 0.5%
                                     183,970    SVB Financial Group*,#                                                9,340,157
Commercial Services - 0.9%
                                     420,962    Iron Mountain, Inc.*,#                                               16,459,614
Commercial Services - Finance - 3.4%
                                     456,910    Jackson Hewitt Tax Service, Inc.#                                    13,652,471
                                     337,111    Moody's Corp.                                                        20,904,253
                                     716,691    Paychex, Inc.                                                        28,947,149
                                                                                                                 --------------
                                                                                                                     63,503,873
Computer Services - 1.6%
                                     689,225    Ceridian Corp.*                                                      16,699,921
                                     457,655    IHS, Inc. - Class A*,#                                               12,960,790
                                                                                                                 --------------
                                                                                                                     29,660,711
Computers - 1.0%
                                     257,287    Apple Computer, Inc.*                                                18,110,432
Computers - Memory Devices - 0.3%
                                      98,490    SanDisk Corp.*                                                        6,286,617
Containers - Metal and Glass - 3.0%
                                     888,855    Ball Corp.                                                           35,536,423
                                   1,180,980    Owens-Illinois, Inc.*                                                21,588,314
                                                                                                                 --------------
                                                                                                                     57,124,737
Data Processing and Management - 0.7%
                                     307,850    NAVTEQ Corp.*,#                                                      12,781,932
Dental Supplies and Equipment - 0.8%
                                     481,330    Patterson Companies, Inc.*,#                                         15,681,731
Diagnostic Kits - 1.5%
                                     721,650    Dade Behring Holdings, Inc.                                          28,144,350


Shares or Principal Amount                                                                                            Value
--------------------------------------------                                                                     --------------
Distribution/Wholesale - 0.7%
                                     886,500    Esprit Holdings, Ltd.                                            $    7,077,548
                                   2,278,000    Li & Fung, Ltd.                                                       5,406,111
                                                                                                                 --------------
                                                                                                                     12,483,659
E-Commerce/Products - 0.4%
                                     151,000    Submarino S.A. (GDR)*                                                 8,087,032
E-Commerce/Services - 1.1%
                                     708,220    IAC/InterActiveCorp*                                                 20,446,311
Electric Products - Miscellaneous - 1.2%
                                     478,365    AMETEK, Inc.#                                                        23,569,044
Electronic Components - Semiconductors - 3.2%
                                     893,135    Advanced Micro Devices, Inc.*                                        28,892,917
                                     665,380    ATI Technologies, Inc. (U.S. Shares)*,#                              10,326,698
                                     445,695    International Rectifier Corp.*,#                                     20,145,414
                                                                                                                 --------------
                                                                                                                     59,365,029
Electronic Measuring Instruments - 0.8%
                                     303,582    Trimble Navigation, Ltd.*                                            14,383,715
Entertainment Software - 1.6%
                                   1,333,031    Activision, Inc.*                                                    18,915,710
                                     181,835    Electronic Arts, Inc.*                                               10,328,228
                                                                                                                 --------------
                                                                                                                     29,243,938
Fiduciary Banks - 0.9%
                                     280,590    Northern Trust Corp.                                                 16,523,945
Finance - Investment Bankers/Brokers - 0.5%
                                     280,435    optionsXpress Holdings, Inc.                                          8,833,703
Finance - Other Services - 1.5%
                                      61,875    Chicago Mercantile Exchange Holdings, Inc.                           28,338,750
Food - Canned - 0.8%
                                     582,729    TreeHouse Foods, Inc.*                                               15,267,500
Food - Dairy Products - 2.4%
                                   1,125,537    Dean Foods Co.*                                                      44,582,521
Hotels and Motels - 0.6%
                                      32,680    Four Seasons Hotels, Inc.                                             1,765,374
                                     160,935    Starwood Hotels & Resorts Worldwide, Inc.                             9,234,450
                                                                                                                 --------------
                                                                                                                     10,999,824
Human Resources - 1.2%
                                     335,405    Manpower, Inc.                                                       21,851,636
Industrial Automation and Robotics - 0.6%
                                     164,585    Rockwell Automation, Inc.                                            11,925,829
Instruments - Controls - 0.4%
                                     117,590    Mettler-Toledo International, Inc.*                                   7,619,832
Instruments - Scientific - 1.2%
                                     317,887    Fisher Scientific International, Inc.*                               22,426,928
Insurance Brokers - 0.4%
                                     220,520    Willis Group Holdings, Ltd.                                           7,751,278
Internet Content - Information/News - 0.3%
                                     543,715    CNET Networks, Inc.*,#                                                5,861,248
Investment Management and Advisory Services -
3.0%
                                     178,065    National Financial Partners Corp.#                                    9,259,380
                                     566,865    T. Rowe Price Group, Inc.#                                           47,724,364
                                                                                                                 --------------
                                                                                                                     56,983,744
Leisure and Recreation Products - 0.5%
                                     236,295    Brunswick Corp.#                                                      9,267,490

See Notes to Schedules of Investments and Financial Statements.

                      18 Janus Growth Funds April 30, 2006

Schedule of Investments (unaudited)

As of April 30, 2006

Shares or Principal Amount                                                                                            Value
--------------------------------------------                                                                     --------------
Machinery - Construction and Mining - 0.8%
                                     168,455    Terex Corp.*                                                     $   14,579,780
Machinery - Pumps - 0.6%
                                     252,575    Graco, Inc.#                                                         11,807,881
Medical - Biomedical and Genetic - 4.2%
                                   1,496,490    Celgene Corp.*                                                       63,092,017
                                     248,160    Invitrogen Corp.*,#                                                  16,381,042
                                                                                                                 --------------
                                                                                                                     79,473,059
Medical - Drugs - 0.4%
                                     179,370    Forest Laboratories, Inc.*                                            7,242,961
Medical - HMO - 1.3%
                                     500,118    Coventry Health Care, Inc.*                                          24,840,861
Medical - Nursing Homes - 0.9%
                                     373,885    Manor Care, Inc.#                                                    16,394,857
Medical Instruments - 2.0%
                                     100,200    Intuitive Surgical, Inc.*                                            12,725,400
                                     344,460    Kyphon, Inc.*,#                                                      14,312,313
                                     274,160    St. Jude Medical, Inc.*                                              10,823,837
                                                                                                                 --------------
                                                                                                                     37,861,550
Medical Labs and Testing Services - 0.4%
                                     131,200    Covance, Inc.*,#                                                      7,655,520
Medical Products - 0.8%
                                     298,385    Varian Medical Systems, Inc.*                                        15,629,406
Motion Pictures and Services - 0.5%
                                                Lions Gate Entertainment
                                   1,040,940    Corp. (U.S. Shares)*                                                 10,169,984
Multi-Line Insurance - 1.1%
                                     425,345    Assurant, Inc.                                                       20,488,869
Networking Products - 0.4%
                                     401,950    Juniper Networks, Inc.*                                               7,428,036
Oil Companies - Exploration and Production -
4.2%
                                     256,350    Chesapeake Energy Corp.#                                              8,121,168
                                     133,030    Complete Production Services, Inc.*                                   3,515,983
                                     798,985    EOG Resources, Inc.                                                  56,112,716
                                     210,155    Forest Oil Corp.*,#                                                   7,685,368
                                     170,078    Mariner Energy, Inc.*                                                 3,308,017
                                                                                                                 --------------
                                                                                                                     78,743,252
Optical Supplies - 0.6%
                                     115,250    Alcon, Inc. (U.S. Shares)                                            11,722,078
Pipelines - 2.1%
                                     457,606    Kinder Morgan, Inc.#                                                 40,278,480
Property and Casualty Insurance - 1.0%
                                     523,177    W. R. Berkley Corp.                                                  19,577,283
Radio - 0.6%
                                     531,670    XM Satellite Radio Holdings, Inc. - Class A*,#                       10,750,367
Recreational Vehicles - 0.8%
                                     332,030    Polaris Industries, Inc.#                                            15,904,237
Reinsurance - 1.7%
                                      10,527    Berkshire Hathaway, Inc. - Class B*                                  31,075,704
REIT - Mortgages - 1.0%
                                     812,335    CapitalSource, Inc.#                                                 19,089,873
Respiratory Products - 0.9%
                                     437,975    Respironics, Inc.*                                                   16,038,645

Shares or Principal Amount                                                                                            Value
--------------------------------------------                                                                     --------------
Retail - Apparel and Shoe - 0.3%
                                     138,620    Nordstrom, Inc.                                                  $    5,313,305
Retail - Auto Parts - 0.6%
                                     297,309    Advance Auto Parts, Inc.                                             11,957,768
Retail - Office Supplies - 2.2%
                                     299,625    Office Depot, Inc.*,#                                                12,158,783
                                   1,118,815    Staples, Inc.#                                                       29,547,904
                                                                                                                 --------------
                                                                                                                     41,706,687
Schools - 0.6%
                                     211,359    Apollo Group, Inc. - Class A*,#                                      11,548,656
Semiconductor Components/Integrated Circuits -
3.2%
                                   1,019,410    Cypress Semiconductor Corp.*,#                                       17,493,076
                                     352,845    Linear Technology Corp.#                                             12,525,998
                                     519,155    Marvell Technology Group, Ltd.*                                      29,638,558
                                                                                                                 --------------
                                                                                                                     59,657,632
Semiconductor Equipment - 0.7%
                                     258,550    KLA-Tencor Corp.                                                     12,451,768
Telecommunication Services - 1.6%
                                     611,140    Amdocs, Ltd. (U.S. Shares)*                                          22,734,408
                                     393,515    Time Warner Telecom, Inc. - Class A*,#                                6,599,247
                                                                                                                 --------------
                                                                                                                     29,333,655
Telephone - Integrated - 0.2%
                                     820,150    Level 3 Communications, Inc.*,#                                       4,428,810
Television - 0.9%
                                     464,738    Univision Communications, Inc. - Class A*,#                          16,586,499
Therapeutics - 2.9%
                                     366,228    Gilead Sciences, Inc.*                                               21,058,110
                                     486,527    Neurocrine Biosciences, Inc.*                                        27,907,189
                                      91,860    United Therapeutics Corp.*                                            5,470,263
                                                                                                                 --------------
                                                                                                                     54,435,562
Toys - 1.1%
                                   1,044,122    Marvel Entertainment, Inc.*,#                                        20,370,820
Transportation - Equipment and Leasing - 0.2%
                                      98,440    GATX Corp.#                                                           4,606,992
Transportation - Marine - 0.6%
                                     219,495    Alexander & Baldwin, Inc.                                            10,946,216
Transportation - Railroad - 0.9%
                                                Canadian National Railway
                                     366,770    Co. (U.S. Shares)                                                    16,471,641
Transportation - Services - 1.0%
                                     226,860    Expeditors International of Washington, Inc.#                        19,421,485
Transportation - Truck - 1.4%
                                     229,565    Con-Way, Inc.#                                                       12,791,362
                                     327,920    Landstar System, Inc.#                                               13,933,321
                                                                                                                 --------------
                                                                                                                     26,724,683
Web Hosting/Design - 0.8%
                                     222,981    Equinix, Inc.*                                                       14,694,448
Wireless Equipment - 1.5%
                                     830,135    Crown Castle International Corp.*,#                                  27,934,043
                                                                                                                 --------------
Total Common Stock (cost $1,185,206,182)                                                                          1,835,414,532

See Notes to Schedules of Investments and Financial Statements.

                      Janus Growth Funds April 30, 2006 19

Janus Enterprise Fund

Schedule of Investments(unaudited)

As of April 30, 2006

Shares or Principal Amount                                                                                          Value
---------------------------------------------                                                                   --------------
Equity-Linked Structured Notes - 0.8%
Finance - Investment Bankers/Brokers - 0.8%
                                                 Morgan Stanley Co., convertible
                                                 (Celgene Corp.), 0% (144A)(S)
                                      376,070    (cost $13,162,450)                                             $    15,166,903
Other Securities - 12.2%
                                                 State Street Navigator Securities Lending
                                  229,175,404    Prime Portfolio+ (cost $229,175,404)                               229,175,404
Time Deposit - 2.3%
                                                 ING Financial, ETD
                                 $ 44,200,000    4.86%, 5/1/06 (cost $44,200,000)                                    44,200,000
                                                                                                                 --------------
Total Investments (total cost $1,471,744,036)                                                                     2,123,956,839
-- 112.9%
Liabilities, net of Cash, Receivables and
Other Assets -- (12.9)%                                                                                            (241,860,248)
                                                                                                                 --------------
Net Assets -- 100%                                                                                               $1,882,096,591

Summary of Investments by Country

                                  % of Investment
Country               Value          Securities
---------------  ---------------  ---------------
Bermuda          $    49,873,495              2.3%
Brazil                 8,087,032              0.4%
Canada                64,158,117              3.0%
Ireland               17,559,804              0.8%
Switzerland           11,722,078              0.6%
United Kingdom        22,734,408              1.1%
United States++    1,949,821,905             91.8%
                 ---------------  ---------------
Total            $ 2,123,956,839            100.0%

++Includes Short-Term Securities and Other Securities (78.9% excluding Short-Term Securities and Other Securities)

See Notes to Schedules of Investments and Financial Statements.

                      20 Janus Growth Funds April 30, 2006

Janus Mercury Fund(unaudited)

TICKER: JAMRX

FUND SNAPSHOT

This diversified growth fund typically pursues larger companies believed to be well-positioned for future growth.

TEAM BASED APPROACH

LED BY JIM GOFF

DIRECTOR OF RESEARCH

PERFORMANCE OVERVIEW

Preoccupation with rising interest rates and historically high oil prices failed to deter the enthusiasm of U.S. investors during the six-month period ended April 30, 2006. As a result, the major domestic indexes settled near five-year highs. During the period, Janus Mercury Fund gained 8.63%, topping its primary benchmark, the Russell 1000(R) Growth Index, which returned 7.06%. The Fund's results slightly underperformed those of its secondary benchmark, the S&P 500(R) Index, which returned 9.64% during the period.

OUR INVESTMENT PROCESS

The Fund spent a portion of the period in transition as portfolio manager David Corkins stepped down after three successful years at the helm so that he could take over as manager of Janus Fund, effective February 1. We consequently moved the management of this Fund to a team-based model, where ideas for investments come from Janus' entire research team. Janus' eight sector teams each manage a portion of the Fund in-line with the representation of its sector in the Russell 1000(R) Growth Index. Each sector sleeve is composed of the highest conviction "buy-rated" stock ideas from Janus' sector specialists.

As Janus expects to cover 1,200 companies in 2006, I feel confident that there will be no shortage of good ideas from our experienced Janus research team. By focusing on what we believe are the best prospects for the long haul, we hope to deliver Index-beating returns in a moderate risk fashion.

CONTRIBUTORS TO FUND PERFORMANCE

The top-performing individual stock during the period was Canadian National Railway, which extended a rally that ran through the latter part of 2005 and into 2006. The North American freight train system operator delivered robust earnings growth, supported by solid gains in its coal, intermodal and grain transporting segments.

Biotechnology company Celgene also contributed significantly to gains. The stock started 2006 on a roll after the Food and Drug Administration approved its Revlimid treatment for myelodysplastic syndromes, a blood-borne cancer, in the final days of December. Less than two months later, it received another boost when regulators granted priority status to Celgene's application to approve Revlimid for the treatment of multiple myeloma, a bone marrow-based cancer. The accelerated decision is expected by the end of June, and we anticipate the drug will be well received by the medical community for both indications.

A newer holding, Tata Steel of India, outperformed as it posted double-digit gains in finished steel production -- benefiting from sustained high global demand for the metal. Janus research analyst Laurent Saltiel believes this Indian steel producer is well exposed to the fastest-growing region of the world. Based on a recent study on 23 world class steel makers, Tata Steel has been ranked the best steel company in the world by World Steel Dynamics, a leading steel industry consultant. Tata Steel owes its competitiveness to high productivity, low labor costs, integration into coal and iron ore production and high manufacturing quality standards. We expect Tata to continue to have strong positive sales growth and returns of capital.

Financial services giant JP Morgan Chase advanced as it announced highly regarded industry executive James Dimon would ascend to the role of chief executive officer six months ahead of schedule. The market is beginning to realize the increased returns and profit that may result from the merger of the legacy Bank One and JP Morgan Chase businesses. Meanwhile, we believe the company's earnings growth remains healthy, supported by increasing margins from merger savings and broad returns across its consumer and wholesale banking franchises. While we remain upbeat on the bank's outlook, we took some profits to keep our position size within our range of comfort.

DETRACTORS FROM FUND PERFORMANCE

The period's worst performer was health insurer Aetna, which slipped as costs crept up. Disheartened by the increasing emphasis on membership numbers -- and not cash flow performance -- we trimmed the Fund's exposure.

Also weighing significantly on returns was Internet services provider Yahoo!. Frequently compared to Web search giant Google (another Fund holding), Yahoo! has taken longer to effectively grow search advertising revenues, which has disappointed some investors. We see the momentum building, but because it has occurred at a slower pace than anticipated,

                      Janus Growth Funds April 30, 2006 21

Janus Mercury Fund (unaudited)

we're closely monitoring the situation and have scaled back our position. That said, we believe the company's valuation is not much higher than the broader market, it has good fundamentals and its growth prospects are solid, so we remain invested.

Higher energy and raw material prices hurt returns at glass container and packaging concern Owens-Illinois, a newer position. The company is making progress on an ambitious long-term cost-cutting plan that will boost returns, but investors reacted strongly to disappointing near-term earnings. We expected that this company would require some patience when we purchased it, and we still see upside potential.

LOOKING FORWARD

Of course, we know that even the best-researched ideas can falter. But by leveraging the top picks from Janus' exceptional analyst team and taking a methodical approach to building and maintaining this Fund, we believe we are offering exposure to market leaders from a broad cross-section of the stock universe. At the same time, by keeping the Fund well-diversified, we're diminishing the potential risk factors that result from outsized investments in a small group of companies or industries.

Thank you for your continued investment in Janus Mercury Fund.

JANUS MERCURY FUND AT A GLANCE

5 LARGEST CONTRIBUTORS TO PERFORMANCE -- HOLDINGS

                                                 CONTRIBUTION
                                                 ------------
Canadian National Railway Co. (U.S. Shares)
Railroad track operator - Canada                         0.65%
Samsung Electronics Company, Ltd.
Diversified electronics company - Korea                  0.58%
Celgene Corp.
Global biopharmaceutical company - U.S.                  0.57%
Tata Steel, Ltd.
Steel company - India                                    0.55%
JP Morgan Chase & Co.
Financial products and services provider - U.S.          0.49%

5 LARGEST DETRACTORS FROM PERFORMANCE -- HOLDINGS

                                                 CONTRIBUTION
                                                 ------------
Aetna, Inc.
Healthcare and related benefits provider - U.S.         (0.34%)
Yahoo!, Inc.
Global Internet media company - U.S.                    (0.26%)
Coventry Health Care, Inc.
Managed company - U.S.                                  (0.20%)
Whole Foods Market, Inc.
Natural food supermarkets owner/operator - U.S.         (0.19%)
Owens-Illinois, Inc.
Plastic and glass packaging manufacturer - U.S.         (0.17%)

5 LARGEST CONTRIBUTORS TO PERFORMANCE -- SECTORS

                                                                     FUND WEIGHTING
                                      FUND CONTRIBUTION             (% OF NET ASSETS)        PRIMARY BENCHMARK WEIGHTING
                                 ---------------------------   ---------------------------   ---------------------------
Transportation                                          1.41%                         4.90%                         1.84%
Semiconductors & Semiconductor
Equipment                                               1.10%                         7.13%                         3.15%
Pharmaceuticals & Biotechnology                         1.05%                         9.33%                         7.88%
Energy                                                  0.84%                         6.78%                         9.65%
Materials                                               0.81%                         3.32%                         3.01%

5 LOWEST CONTRIBUTORS/DETRACTORS TO PERFORMANCE -- SECTORS

                                                                    FUND WEIGHTING
                                       FUND CONTRIBUTION           (% OF NET ASSETS)          PRIMARY BENCHMARK WEIGHTING
                                 ---------------------------    ---------------------------   ---------------------------
Healthcare Equipment & Services                        (0.43%)                         9.02%                         5.17%
Food & Staples Retailing                               (0.19%)                         1.95%                         2.38%
Utilities                                              (0.10%)                         0.69%                         3.30%
Commercial Services & Supplies                         (0.05%)                         0.35%                         0.73%
Consumer Durables & Apparel                             0.01%                          4.86%                         1.31%

                      22 Janus Growth Funds April 30, 2006

(unaudited)

5 LARGEST EQUITY HOLDINGS --(% of Net Assets)

AS OF APRIL 30, 2006

General Electric Co.
Diversified Operations                    2.4%
United Parcel Service, Inc. - Class B
Transportation - Services                 2.3%
Roche Holding A.G
Medical - Drugs                           1.9%
Dean Foods Co.
Food - Dairy Products                     1.9%
Procter & Gamble Co.
Cosmetics and Toiletries                  1.8%
                                         ----
                                         10.3%

ASSET ALLOCATION --(% of Net Assets)

AS OF APRIL 30, 2006

(PIE CHART)

COMMON STOCK                       95.8%
CASH AND CASH EQUIVALENTS           3.3%
EQUITY-LINKED STRUCTURED NOTES      0.9%

Emerging markets comprised 5.0% of total net assets.

5 LARGEST COUNTRY ALLOCATIONS --(% of Investment Securities)

(BAR CHARTS)

      AS OF APRIL 30, 2006              AS OF OCTOBER 31, 2005
-------------------------------    --------------------------------
United States              81.0%   United States               81.4%
Switzerland                 2.5%   Switzerland                  5.3%
United Kingdom              2.5%   Canada                       3.4%
India                       2.3%   United Kingdom               3.0%
Bermuda                     2.2%   France                       2.5%

                      Janus Growth Funds April 30, 2006 23

Janus Mercury Fund (unaudited)

PERFORMANCE

(PERFORMANCE GRAPH)

                                              Initial investment of $10,000
                    JANUS MERCURY FUND             S & P 500(R) INDEX            RUSSELL 1000(R) GROWTH INDEX
           --------------------------------  --------------------------------  --------------------------------
4/30/1996                            10,000                            10,000                            10,000
4/30/1998                            14,427                            17,652                            17,344
4/30/2000                            37,396                            23,682                            27,996
4/30/2002                            17,125                            18,008                            15,154
4/30/2004                            18,424                            19,183                            15,789
4/30/2006                            22,746                            23,544                            18,259

Average Annual Total Return -- for the periods ended April 30, 2006

                           FISCAL          ONE            FIVE            TEN           SINCE
                        YEAR-TO-DATE       YEAR           YEAR            YEAR        INCEPTION*
                        ------------   ------------   ------------    ------------   ------------
Janus Mercury Fund              8.63%         19.00%         (1.74)%          8.56%         12.70%
Russell 1000(R)
Growth Index                    7.06%         15.18%         (0.76)%          6.21%          8.76%
S&P 500(R) Index                9.64%         15.42%          2.70%           8.94%         10.76%
Lipper Quartile                  N/A            2nd            3rd             1st            1st
Lipper Ranking - based
on total return for
Large-Cap Growth
Funds                          N/A**        210/698        306/474          18/165           1/84

 Visit janus.com to view up to date performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The date of the Lipper ranking is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

*The Fund's inception date -- May 3, 1993

**The Fund's fiscal year-to-date Lipper ranking is not available.

See "Explanations of Charts, Tables and Financial Statements."

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Effective 2/1/06, David Corkins is no longer the portfolio manager of Janus Mercury Fund. A research team now selects the investments for Janus Mercury Fund led by the Director of Research, Jim Goff.

FUND EXPENSES

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

                               BEGINNING ACCOUNT VALUE        ENDING ACCOUNT VALUE     EXPENSES PAID DURING PERIOD
EXPENSE EXAMPLE                        (11/1/05)                    (4/30/06)              (11/1/05-4/30/06)*
---------------------------  ---------------------------  ---------------------------  ---------------------------
Actual                       $                  1,000.00  $                  1,086.30  $                      4.97
Hypothetical
(5% return before expenses)  $                  1,000.00  $                  1,020.03  $                      4.81

*Expenses are equal to the annualized expense ratio of 0.96%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                      24 Janus Growth Funds April 30, 2006

Janus Mercury Fund

Schedule of Investments (unaudited)

As of April 30, 2006

Shares or Principal Amount                                                                                            Value
--------------------------------------------                                                                     --------------
Common Stock - 95.8%
Advertising Sales - 0.4%
                                     314,250    Lamar Advertising Co.*                                           $   17,280,608
Aerospace and Defense - 1.9%
                                   1,734,500    BAE Systems PLC**                                                    13,205,328
                                     780,380    Boeing Co.                                                           65,122,711
                                                                                                                 --------------
                                                                                                                     78,328,039
Agricultural Chemicals - 1.0%
                                                Potash Corporation of Saskatchewan, Inc.
                                     260,540     (U.S. Shares)**                                                     24,667,927
                                     121,803    Syngenta A.G.*,**                                                    16,990,743
                                                                                                                 --------------
                                                                                                                     41,658,670
Agricultural Operations - 0.5%
                                     370,675    Bunge, Ltd.                                                          19,775,511
Apparel Manufacturers - 1.1%
                                     987,660    Coach, Inc.*                                                         32,612,534
                                     955,690    Quiksilver, Inc.*,#                                                  13,064,282
                                                                                                                 --------------
                                                                                                                     45,676,816
Applications Software - 1.0%
                                   1,712,650    Microsoft Corp.                                                      41,360,498
Athletic Footwear - 0.8%
                                     375,650    NIKE, Inc. - Class B                                                 30,743,196
Automotive - Cars and Light Trucks - 1.7%
                                     782,508    BMW A.G.**,#                                                         42,598,431
                                     132,220    Hyundai Motor Company, Ltd.**                                        11,621,117
                                     983,600    Nissan Motor Company, Ltd.**,#                                       12,931,535
                                                                                                                 --------------
                                                                                                                     67,151,083
Beverages - Wine and Spirits - 0.6%
                                     124,010    Pernod Ricard S.A.**,#                                               24,046,650
Broadcast Services and Programming - 0.4%
                                     818,295    Liberty Global, Inc. - Class A*                                      16,946,889
Building - Mobile Home and Manufactured Homes
- 0.2%
                                     195,030    Thor Industries, Inc.                                                 9,845,114
Building - Residential and Commercial - 2.0%
                                      51,535    NVR, Inc.*,#                                                         38,908,925
                                   1,081,995    Pulte Homes, Inc.#                                                   40,412,513
                                                                                                                 --------------
                                                                                                                     79,321,438
Casino Hotels - 0.4%
                                     209,920    Harrah's Entertainment, Inc.#                                        17,137,869
Cellular Telecommunications - 0.8%
                                   4,289,500    China Mobile, Ltd.#                                                  24,951,498
                                     142,600    Hikari Tsushin, Inc.**,#                                              8,816,616
                                                                                                                 --------------
                                                                                                                     33,768,114
Commercial Banks - 0.9%
                                     575,585    Commerce Bancorp, Inc.#                                              23,219,099
                                     223,590    SVB Financial Group*,#                                             11,351,664
                                                                                                                 --------------
                                                                                                                     34,570,763
Commercial Services - Finance - 0.8%
                                     769,745    Paychex, Inc.                                                        31,090,001
Computer Services - 0.7%
                                   1,132,480    Ceridian Corp.*                                                      27,439,990
Computers - 0.7%
                                     423,050    Apple Computer, Inc.*                                                29,778,490

Shares or Principal Amount                                                                                            Value
--------------------------------------------                                                                     --------------
Computers - Memory Devices - 2.3%
                                   3,230,985    EMC Corp.*                                                       $   43,650,607
                                     784,745    SanDisk Corp.*,#                                                     50,090,274
                                                                                                                 --------------
                                                                                                                     93,740,881
Containers - Metal and Glass - 1.9%
                                     624,080    Ball Corp.                                                           24,950,718
                                   2,903,845    Owens-Illinois, Inc.*                                                53,082,287
                                                                                                                 --------------
                                                                                                                     78,033,005
Cosmetics and Toiletries - 2.9%
                                     747,840    Colgate-Palmolive Co.                                                44,212,301
                                   1,250,695    Procter & Gamble Co.                                                 72,802,956
                                                                                                                 --------------
                                                                                                                    117,015,257
Data Processing and Management - 0.4%
                                     373,455    NAVTEQ Corp.*,#                                                      15,505,852
Dental Supplies and Equipment - 0.8%
                                     941,720    Patterson Companies, Inc.*,#                                         30,681,238
Diagnostic Kits - 0.7%
                                     753,555    Dade Behring Holdings, Inc.                                          29,388,645
Distribution/Wholesale - 0.6%
                                   3,190,000    Esprit Holdings, Ltd.#                                               25,467,994
Diversified Operations - 3.5%
                                   2,806,400    General Electric Co.                                                 97,073,375
                                   1,640,615    Tyco International, Ltd. (U.S. Shares)                               43,230,205
                                                                                                                 --------------
                                                                                                                    140,303,580
E-Commerce/Products - 0.3%
                                     380,000    Submarino S.A.*                                                      10,287,494
E-Commerce/Services - 0.8%
                                   1,071,755    IAC/InterActiveCorp*                                                 30,941,567
Electric - Generation - 0.7%
                                   1,732,360    AES Corp.*                                                           29,398,149
Electronic Components - Semiconductors - 4.9%
                                   1,635,690    Advanced Micro Devices, Inc.*                                        52,914,571
                                   6,888,374    ARM Holdings PLC**                                                   17,083,389
                                     952,430    Microsemi Corp.*,#                                                   26,020,388
                                      41,822    Samsung Electronics Company, Ltd.**                                  28,555,309
                                     791,220    SiRF Technology Holdings, Inc.*,#                                    27,020,163
                                   1,493,570    Texas Instruments, Inc.                                              51,841,814
                                                                                                                 --------------
                                                                                                                    203,435,634
Electronic Forms - 1.0%
                                     991,785    Adobe Systems, Inc.*                                                 38,877,972
Energy - Alternate Sources - 0.7%
                      Suntech Power Holdings Company, Ltd.
                                     780,575     (ADR)* ,#                                                           26,765,917
Enterprise Software/Services - 1.3%
                                   3,697,617    Oracle Corp.*                                                        53,948,232
Entertainment Software - 1.2%
                                   1,129,675    Activision, Inc.*                                                    16,030,088
                                     559,884    Electronic Arts, Inc.*                                               31,801,411
                                                                                                                 --------------
                                                                                                                     47,831,499
Finance - Credit Card - 1.1%
                                     826,755    American Express Co.                                                 44,487,687

See Notes to Schedules of Investments and Financial Statements.

                      Janus Growth Funds April 30, 2006 25

Janus Mercury Fund

Schedule of Investments(unaudited)

As of April 30, 2006

Shares or Principal Amount                                                                                            Value
--------------------------                                                                                            -----
Finance - Investment Bankers/Brokers - 2.8%
                                     886,220    JP Morgan Chase & Co.                                            $   40,216,664
                                     473,485    Merrill Lynch & Company, Inc.                                        36,107,966
                                     689,170    optionsXpress Holdings, Inc.                                         21,708,855
                                     138,400    UBS A.G. (ADR)**                                                     16,172,040
                                                                                                                 --------------
                                                                                                                    114,205,525
Finance - Mortgage Loan Banker - 0.9%
                                     700,445    Fannie Mae                                                           35,442,517
Food - Dairy Products - 1.9%
                                   1,928,045    Dean Foods Co.*                                                      76,369,862
Food - Retail - 1.6%
                                     417,575    Metro A.G.**,#                                                       23,632,941
                                     686,245    Whole Foods Market, Inc.                                             42,121,718
                                                                                                                 --------------
                                                                                                                     65,754,659
Food - Wholesale/Distribution - 1.0%
                                   1,367,600    Sysco Corp.                                                          40,877,564
Hotels and Motels - 0.3%
                                     198,100    Four Seasons Hotels, Inc.**                                          10,701,362
Independent Power Producer - 0.8%
                                     665,460    NRG Energy, Inc.*                                                    31,669,241
Insurance Brokers - 0.7%
                                     632,305    Marsh & McLennan Companies, Inc.#                                    19,392,794
                                     247,605    Willis Group Holdings, Ltd.                                           8,703,316
                                                                                                                 --------------
                                                                                                                     28,096,110
Internet Infrastructure Software - 0.4%
                                     513,150    Akamai Technologies, Inc.*,#                                         17,288,024
Internet Security - 0.4%
                                                Check Point Software Technologies, Ltd.
                                     790,255    (U.S. Shares)* ,#                                                    15,291,434
Investment Management and Advisory Services -
0.4%
                                     350,185    National Financial Partners Corp.#                                   18,209,620
Medical - Biomedical and Genetic - 3.2%
                                     516,685    Amgen, Inc.*                                                         34,979,575
                                   1,399,770    Celgene Corp.*                                                       59,014,302
                                     422,862    Genentech, Inc.*                                                     33,706,330
                                                                                                                 --------------
                                                                                                                    127,700,207
Medical - Drugs - 4.1%
                                     819,725    Abbott Laboratories                                                  35,035,047
                                     716,153    Cubist Pharmaceuticals, Inc.*                                        16,235,189
                                   1,158,555    Merck & Company, Inc.                                                39,877,462
                                     497,108    Roche Holding A.G.**                                                 76,438,070
                                                                                                                 --------------
                                                                                                                    167,585,768
Medical - Generic Drugs - 0.9%
                                     881,809    Teva Pharmaceutical Industries, Ltd. (ADR)#                          35,713,265
Medical - HMO - 3.0%
                                     525,470    Aetna, Inc.                                                          20,230,595
                                   1,375,602    Coventry Health Care, Inc.*                                          68,326,151
                                     673,665    UnitedHealth Group, Inc.                                             33,508,097
                                                                                                                 --------------
                                                                                                                    122,064,843
Medical - Nursing Homes - 1.1%
                                     980,640    Manor Care, Inc.#                                                    43,001,064
Medical Instruments - 1.0%
                                     306,870    Intuitive Surgical, Inc.*                                            38,972,490

Shares or Principal Amount                                                                                            Value
--------------------------                                                                                            -----
Medical Products - 0.8%
                                     621,590    Varian Medical Systems, Inc.*,#                                  $   32,558,884
Networking Products - 1.2%
                                   2,573,795    Juniper Networks, Inc.*,#                                            47,563,732
Oil - Field Services - 0.8%
                                     424,620    Halliburton Co.#                                                     33,184,053
Oil Companies - Exploration and Production -
2.2%
                                     459,760    Apache Corp.                                                         32,661,351
                                     266,729    EnCana Corp.**                                                       13,331,082
                                     276,505    EnCana Corp. (U.S. Shares)**                                         13,839,075
                                     434,725    EOG Resources, Inc.                                                  30,530,737
                                                                                                                 --------------
                                                                                                                     90,362,245
Oil Companies - Integrated - 0.7%
                                     210,070    Amerada Hess Corp.                                                   30,096,729
Oil Refining and Marketing - 1.7%
                                   1,547,602    Reliance Industries, Ltd.                                            34,774,514
                                     524,330    Valero Energy Corp.                                                  33,945,124
                                                                                                                 --------------
                                                                                                                     68,719,638
Real Estate Operating/Development - 0.9%
                                   8,536,000    Capitaland, Ltd.#                                                    26,457,335
                                     159,665    St. Joe Co.#                                                          8,966,786
                                                                                                                 --------------
                                                                                                                     35,424,121
Recreational Vehicles - 0.4%
                                     320,950    Polaris Industries, Inc.#                                            15,373,505
Reinsurance - 0.9%
                                      11,905    Berkshire Hathaway, Inc. - Class B*                                  35,143,560
Retail - Apparel and Shoe - 1.4%
                                     616,369    Industria de Diseno Textil S.A.**,#                                  25,078,094
                                     775,245    Nordstrom, Inc.#                                                     29,715,141
                                                                                                                 --------------
                                                                                                                     54,793,235
Retail - Auto Parts - 0.2%
                                     196,005    Advance Auto Parts, Inc.                                              7,883,321
Retail - Computer Equipment - 0.4%
                                     331,845    GameStop Corp. - Class A*,#                                          15,663,084
Retail - Office Supplies - 0.9%
                                   1,396,182    Staples, Inc.                                                        36,873,167
Retail - Regional Department Stores - 0.9%
                                     462,700    Federated Department Stores, Inc.                                    36,021,195
Schools - 0.5%
                                     365,065    Apollo Group, Inc. - Class A*                                        19,947,152
Semiconductor Components/Integrated Circuits
- 2.2%
                                   2,803,760    Cypress Semiconductor Corp.*,#                                       48,112,522
                                   1,172,900    Maxim Integrated Products, Inc.                                      41,356,454
                                                                                                                 --------------
                                                                                                                     89,468,976
Semiconductor Equipment - 0.7%
                                                   ASM Lithography
                                                     Holding N.V.
                                   1,367,775       (U.S. Shares)*,**,#                                               28,928,441
Soap and Cleaning Preparations - 0.6%
                                     630,416    Reckitt Benckiser PLC**                                              22,980,444
Steel - Producers - 1.4%
                                   3,934,530    Tata Steel, Ltd.                                                     55,569,759
Sugar - 0.3%
                                   1,029,334    Bajaj Hindusthan, Ltd.                                               11,837,341



See Notes to Schedules of Investments and Financial Statements.

                      26 Janus Growth Funds April 30, 2006

Schedule of Investments (unaudited)

As of April 30, 2006

Shares or Principal Amount                                                                                            Value
--------------------------                                                                                            -----
Telecommunication Services - 0.8%
                                      922,665    Amdocs, Ltd. (U.S. Shares)*,**                                  $   34,323,138
Television - 0.5%
                                    2,244,737    British Sky Broadcasting Group PLC**,#                              21,510,801
Therapeutics - 1.7%
                                      307,245    Gilead Sciences, Inc.*                                              17,666,588
                                      330,785    Neurocrine Biosciences, Inc.*                                       18,973,828
                                      532,528    United Therapeutics Corp.*                                          31,712,042
                                                                                                                 --------------
                                                                                                                     68,352,458
Tobacco - 0.5%
                                      268,995    Altria Group, Inc.                                                  19,679,674
Toys - 0.5%
                                    1,121,082    Marvel Entertainment, Inc.*,#                                       21,872,310
Transportation - Railroad - 0.3%
                                                 Canadian National Railway Co.
                                      264,370     (U.S. Shares)**                                                    11,872,857
Transportation - Services - 2.3%
                                    1,141,050    United Parcel Service, Inc. - Class B                               92,504,924
Transportation - Truck - 0.4%
                                      417,970    Landstar System, Inc.                                               17,759,545
Web Hosting/Design - 0.4%
                                      270,699    Equinix, Inc.*                                                      17,839,064
Web Portals/Internet Service Providers - 2.1%
                                       80,415    Google, Inc. - Class A*                                             33,608,645
                                    1,551,860    Yahoo!, Inc.*,#                                                     50,869,971
                                                                                                                 --------------
                                                                                                                     84,478,616
Wireless Equipment - 1.7%
                                      570,765    Crown Castle International Corp.*                                   19,206,242
                                      953,455    QUALCOMM, Inc.                                                      48,950,380
                                                                                                                 --------------
                                                                                                                     68,156,622
                                                                                                                 --------------
Total Common Stock (cost $3,464,684,973)                                                                          3,877,716,488
Equity-Linked Structured Notes - 0.9%
Finance - Investment Bankers/Brokers - 0.9%
                                                 Morgan Stanley Co., convertible
                                                 (Celgene Corp.), 0% (144A)(S)
                                      858,580    (cost $30,050,300)                                                  34,626,531
Money Market - 2.0%
                                                 Janus Institutional Cash Reserves Fund
                                   80,000,000    4.83% (cost $80,000,000)                                            80,000,000
Other Securities - 9.7%
                                    5,354,957    Foreign Bonds+                                                       5,354,957
                                                 State Street Navigator Securities Lending
                                  388,879,576    Prime Portfolio+                                                   388,879,576
                                                                                                                 --------------
Total Other Securities (cost $394,234,533)                                                                          394,234,533

Shares or Principal Amount                                                                                            Value
--------------------------                                                                                            -----
Time Deposit - 0.3%
                                                ING Financial, ETD
                                 $ 13,400,000   4.86%, 5/1/06 (cost $13,400,000)                                  $  13,400,000
                                                                                                                 --------------
Total Investments (total cost $3,982,369,806) --
108.7%                                                                                                            4,399,977,552
Liabilities, net of Cash, Receivables and
Other Assets -- (8.7)%                                                                                             (352,647,579)
                                                                                                                 --------------
Net Assets -- 100%                                                                                               $4,047,329,973

Summary of Investments by Country

                                                                     % of Investment
Country                                   Value                         Securities
-------                                   -----                      ---------------
Bermuda                             $   97,177,026                        2.2%
Brazil                                  10,287,494                        0.2%
Canada                                  74,412,303                        1.7%
Cayman Islands                          26,765,917                        0.6%
France                                  24,046,650                        0.5%
Germany                                 66,231,372                        1.4%
Hong Kong                               24,951,498                        0.6%
India                                  102,181,614                        2.3%
Israel                                  51,004,699                        1.2%
Japan                                   21,748,151                        0.5%
Netherlands                             28,928,441                        0.7%
Singapore                               26,457,335                        0.6%
South Korea                             40,176,426                        0.9%
Spain                                   25,078,094                        0.6%
Switzerland                            109,600,853                        2.5%
United Kingdom                         109,103,100                        2.5%
United States++                      3,561,826,579                       81.0%
                                    --------------                      -----
Total                               $4,399,977,552                      100.0%

++ Includes Short-Term Securities and Other Securities (69.9% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and                       Currency             Currency           Unrealized
Settlement Date                        Units Sold         Value in $ U.S.       Gain/(Loss)
-----------------                      ----------         ---------------       -----------
British Pound 6/28/06                     7,000,000       $   12,773,699       $   (334,699)
British Pound 10/19/06                   13,000,000           23,766,289           (494,859)
Canadian Dollar 6/28/06                   7,500,000            6,721,193           (150,891)
Euro 6/28/06                              8,100,000           10,257,559           (233,323)
Euro 8/24/06                             41,080,000           52,199,141         (1,823,249)
Euro 10/19/06                             4,500,000            5,736,498            (84,926)
Japanese Yen 8/24/06                    950,000,000            8,484,227            (84,803)
South Korean Won 10/19/06             17,750,000,000          18,937,778            (99,889)
Swiss Franc 6/28/06                      57,800,000           46,924,040           (530,026)
                                                          ---------------       -----------
Total                                                     $  185,800,424       $ (3,836,665)

See Notes to Schedules of Investments and Financial Statements.

                      Janus Growth Funds April 30, 2006 27

Janus Olympus Fund (unaudited)

TICKER: JAOLX

FUND SNAPSHOT

This growth fund invests in what we believe are the market leaders in their respective industries.

(CLAIRE YOUNG PHOTO)

Claire Young

portfolio manager

PERFORMANCE OVERVIEW

Equity markets were volatile in the fourth quarter of 2005, as investors confronted uneven economic growth and rising interest rates. Consumer confidence continued to recover from its post-hurricane lows, despite relatively lackluster retail spending during the holiday season. New hiring was restrained and there were signs that higher interest rates were starting to temper the strength in home buying. In the first quarter of 2006, however, equity markets posted solid gains, supported by healthy earnings reports, retreating energy prices and resilient economic growth. Indeed, the performance of the economy remained impressive, especially this late into a Federal Reserve (Fed) credit tightening cycle. Consumer spending and housing market activity continued at a healthy, albeit more moderate pace, and corporations projected increases in capital investment. Meanwhile, inflation remained relatively benign by historic standards, despite spikes in fuel prices both at the end of last year and in the first three months of this year. As the Fed continued to step up overnight lending rates, investors began to hope for a near-term end to credit tightening.

Against this backdrop, Janus Olympus Fund advanced 10.11%, outpacing both its primary and secondary benchmarks, the Russell 1000(R) Growth Index and the S&P 500(R) Index, which returned 7.06% and 9.64%, respectively.

CONTRIBUTORS TO FUND PERFORMANCE

Biotechnology company Celgene was the Fund's strongest contributor, reflecting the expanding market opportunities tied to its cancer drug, Revlimid. Originally formulated as a drug for blood-borne cancers, Revlimid has shown potential in the treatment of leukemia and non-Hodgkin's lymphoma. Specifically, Revlimid has shown the ability to slow disease progression and enable patients to remain transfusion independent for over two years. We believe the drug will be approved for these additional uses by the Food and Drug Administration in the coming year, which should boost sales and profits significantly.

Another standout was Deutsche Boerse, owner of the Frankfurt Stock Exchange. The German company continues to capitalize on growth in the European financial derivatives market, and recently reported an 80% surge in quarterly earnings. Deutsche Boerse has also benefited from consolidation in the European exchange market, and we believe its hybrid floor-and-electronic trading operation may prove to be the model for other exchanges around the world. We are impressed with the company's business prospects, positioning and valuation, as well as its commitment to returning cash to shareholders in the form of stock repurchase and dividends.

The Fund remains significantly overweight in the healthcare arena, where one of our strongest performers was Intuitive Surgical, maker of the innovative Da Vinci automated surgical system. With this system surgeons use computer-guided robotic arms to pinpoint their procedures, allowing for smaller incisions, shorter hospital stays and speedier recoveries. We particularly like this company because it not only makes money on the initial sale of the system, but also from consumables that must be replaced after every few procedures.

Among our technology holdings, we benefited from our stake in Germany's SAP, the world's largest seller of business applications software. SAP continues to project double-digit growth in licensing revenues and earnings, and recently captured investor attention with its plans to enter the fast-growing market for on-demand, subscription-based business applications software. Such online software has become a popular alternative with end-users, given the minimal upfront investment and quick turnaround time.

We also benefited from a rebound in shares of Research in Motion, maker of the BlackBerry wireless email system. The company was able to settle a patent infringement suit brought by rival NTP, avoiding an injunction on sales of its popular BlackBerry device. We anticipate investor subscriber growth to rebound now that uncertainty over the future of the BlackBerry service has lifted.

DETRACTORS FROM FUND PERFORMANCE

On the downside, high-end grocery chain Whole Foods Market stumbled as recent operating performance was stunted by costs associated with the rollout if its new higher-volume, higher-margin stores. The company is refining its store model to a larger, "higher return-on-investment" format with unique prepared food offerings that attempt to generate excitement and intense loyalty among its customers. We expect these new venues to bolster the company's profitability going forward.

                      28 Janus Growth Funds April 30, 2006

(unaudited)

With only 3% market share of total U.S. grocery sales, we believe Whole Foods has tremendous growth potential over the next several years as the company penetrates new markets.

Also detracting from performance was Internet search and media company Yahoo!, which lost favor with investors after reporting fourth-quarter financial results that only met expectations. However, Yahoo! has benefited from the ongoing migration of advertising dollars from traditional media into the growing Internet space, which allows advertisers to better target and track media spending. We remain confident in the underlying fundamentals supporting Yahoo!, and we will continue to closely monitor their valuations.

LOOKING AHEAD

In my opinion the economy has remained surprisingly robust despite many headwinds -- devastation from Hurricane Katrina, high budget deficits that at some point will impact monetary policy, moderating consumer demand due to high oil prices and slowing house price appreciation, and corporate profit squeezes from rising raw material prices and weak end-user pricing ability. We remain cautiously optimistic on the economic and market outlook and believe that the economy will continue to grow, albeit at a slower pace. Moreover, we believe that the Federal Reserve may be close to ending this round of credit tightening, which could help alleviate some market uncertainty. In this environment, we expect to see the market continue to favor companies that provide strong earnings growth despite these impediments, so the Fund remains invested predominantly in stocks that we believe can grow organically and have specific catalysts to improve shareholder value.

Thank you for your continued investment in Janus Olympus Fund.

JANUS OLYMPUS FUND AT A GLANCE

5 LARGEST CONTRIBUTORS TO PERFORMANCE -- HOLDINGS

                                                                                    CONTRIBUTION
                                                                                    ------------
Celgene Corp.
Biopharmaceutical company - U.S.                                                          1.84%
Deutsche Boerse A.G.
Marketplace organizer for the trading of
shares & securities - Germany                                                             0.72%
Intuitive Surgical, Inc.
Medical equipment manufacturer - U.S.                                                     0.71%
Research In Motion, Ltd. (U.S. Shares)
Wireless solutions provider for mobile
communications - U.S.                                                                     0.54%
SAP A.G. (ADR)
Software company - Germany                                                                0.49%

5 LARGEST DETRACTORS FROM PERFORMANCE -- HOLDINGS

                                                                                    CONTRIBUTION
                                                                                    ------------
Whole Foods Market, Inc.
Natural food supermarkets owner/operator - U.S.                                          (0.36%)
Yahoo!, Inc.
Global Internet media company - U.S.                                                     (0.36%)
Alcon, Inc. (U.S. Shares)
Eye care company - U.S.                                                                  (0.31%)
UnitedHealth Group, Inc.
Organized health systems company - U.S.                                                  (0.29%)
United Therapeutics Corp.
Pharmaceutical developer - U.S.                                                          (0.22%)

5 LARGEST CONTRIBUTORS TO PERFORMANCE -- SECTORS

                                                                         FUND WEIGHTING
                                            FUND CONTRIBUTION           (% OF NET ASSETS)          PRIMARY BENCHMARK WEIGHTING
                                            -----------------           -----------------          ---------------------------
Pharmaceuticals & Biotechnology                         2.12%                      16.74%                                7.88%
Diversified Financials                                  2.06%                       8.35%                                8.08%
Technology Hardware & Equipment                         1.18%                       8.76%                                7.04%
Software & Services                                     1.04%                      14.94%                                5.44%
Automobiles & Components                                0.83%                       2.36%                                0.56%

5 LOWEST CONTRIBUTORS/DETRACTORS TO PERFORMANCE -- SECTORS

                                                                         FUND WEIGHTING
                                            FUND CONTRIBUTION           (% OF NET ASSETS)          PRIMARY BENCHMARK WEIGHTING
                                            -----------------           -----------------          ---------------------------
Food & Staples Retailing                               (0.55%)                      4.26%                                2.38%
Retailing                                              (0.02%)                      2.25%                                3.59%
Media                                                   0.00%                       1.26%                                3.32%
Utilities                                               0.00%                       0.10%                                3.30%
Other*                                                  0.00%                       0.00%                                0.00%

* Industry not classified by Global Industry Classification Standard.

                      Janus Growth Funds April 30, 2006 29

Janus Olympus Fund (unaudited)

5 LARGEST EQUITY HOLDINGS --(% of Net Assets)

AS OF APRIL 30, 2006

Celgene Corp.
Medical - Biomedical and Genetic                                    4.5%
Yahoo!, Inc.
Web Portal/Internet Service Providers                               3.0%
Whole Foods Market, Inc.
Food - Retail                                                       2.9%
Roche Holding A.G.
Medical - Drugs                                                     2.4%
SAP A.G. (ADR)
Enterprise Software/Services                                        2.0%
                                                                   ----
                                                                   14.8%

ASSET ALLOCATION --(% of Net Assets)

AS OF APRIL 30, 2006

(PIE CHART)

Common Stock                                          95.4%
Cash and Cash Equivalents                              3.5%
Preferred Stock                                        1.1%

Emerging markets comprised 4.2% of total net assets.

5 LARGEST COUNTRY ALLOCATIONS --(% of Investment Securities)

(BAR CHART)

       AS OF APRIL 30, 2006
       --------------------
United States              76.7%
Japan                       5.8%
Germany                     4.3%
Canada                      3.6%
Switzerland                 3.4%


       AS OF OCTOBER 31, 2005
       ----------------------
United States              76.0%
Switzerland                 5.9%
Canada                      3.6%
Japan                       2.8%
Germany                     2.5%

                      30 Janus Growth Funds April 30, 2006

(unaudited)

PERFORMANCE

Average Annual Total Return -- for the periods ended April 30, 2006

                               FISCAL               ONE              FIVE            TEN               SINCE
                            YEAR-TO-DATE            YEAR             YEAR            YEAR            INCEPTION*
                            ------------            ----             ----            ----            ----------
Janus Olympus Fund                 10.11%          26.44%            0.45%           9.78%              11.77%
Russell 1000(R)
Growth Index                        7.06%          15.18%           (0.76)%          6.21%               6.81%
S&P 500(R) Index                    9.64%          15.42%            2.70%           8.94%               9.34%
Lipper Quartile                      N/A             2nd              3rd             2nd                 1st
Lipper Ranking - based
on total return for
Multi-Cap Growth
Funds                                N/A**       186/423          188/288           25/95               13/88

(PERFORMANCE GRAPH)

                                                     Initial Investment of $10,000
                              JANUS OLYMPUS FUND           S & P 500(R) INDEX               RUSSELL 1000(R) GROWTH INDEX
                              ------------------           --------------------             --------------------------------
4/30/1996                         10,000                               10,000                              10,000
4/30/1998                         14,866                               17,652                              17,344
4/30/2000                         39,537                               23,682                              27,996
4/30/2002                         19,613                               18,008                              15,154
4/30/2004                         19,299                               19,183                              15,789
4/30/2006                         25,421                               23,544                              18,259

 Visit janus.com to view up to date performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The date of the Lipper ranking is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

*The Fund's inception date -- December 29, 1995

**The Fund's fiscal year-to-date Lipper ranking is not available.

See "Explanations of Charts, Tables and Financial Statements."

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

FUND EXPENSES

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

                                    BEGINNING ACCOUNT VALUE       ENDING ACCOUNT VALUE        EXPENSES PAID DURING PERIOD
EXPENSE EXAMPLE                             (11/1/05)                   (4/30/06)                  (11/1/05-4/30/06)*
---------------                     -----------------------       --------------------        ---------------------------
Actual                                           $ 1,000.00                $  1,101.10                           $   5.11
Hypothetical
(5% return before expenses)                      $ 1,000.00                $  1,019.93                           $   4.91

*Expenses are equal to the annualized expense ratio of 0.98%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                      Janus Growth Funds April 30, 2006 31

Janus Olympus Fund

Schedule of Investments(unaudited)

As of April 30, 2006

Shares or Principal Amount                                                                                            Value
--------------------------------------------                                                                     --------------
Common Stock - 95.4%
Advertising Sales - 0.8%
                                     349,435    Lamar Advertising Co.*                                           $   19,215,431
Aerospace and Defense - 1.4%
                                     419,960    Boeing Co.                                                           35,045,662
Agricultural Chemicals - 1.5%
                                                Potash Corporation of Saskatchewan, Inc.
                                     380,045    (U.S. Shares)                                                        35,982,661
Apparel Manufacturers - 1.7%
                                     724,460    Coach, Inc.*                                                         23,921,669
                                   1,244,295    Quiksilver, Inc.*,#                                                  17,009,513
                                                                                                                 --------------
                                                                                                                     40,931,182
Applications Software - 1.2%
                                     415,425    Citrix Systems, Inc.*                                                16,583,766
                                     783,515    Quest Software, Inc.*,#                                              13,484,293
                                                                                                                 --------------
                                                                                                                     30,068,059
Automotive - Cars and Light Trucks - 1.9%
                                     446,264    BMW A.G.**,#                                                         24,293,868
                                   1,570,600    Nissan Motor Company, Ltd.                                           20,648,911
                                                                                                                 --------------
                                                                                                                     44,942,779
Building - Mobile Home and Manufactured Homes - 0.6%
                                     293,600    Thor Industries, Inc.                                                14,820,928
Building - Residential and Commercial - 1.4%
                                     340,620    Desarrolladora Homex S.A. (ADR)*,#                                   13,052,558
                                     577,560    Pulte Homes, Inc.                                                    21,571,866
                                                                                                                 --------------
                                                                                                                     34,624,424
Casino Hotels - 1.0%
                                     295,055    Harrah's Entertainment, Inc.                                         24,088,290
Casino Services - 1.2%
                                     760,705    Scientific Games Corp. - Class A*,#                                  28,975,253
Cellular Telecommunications - 0.9%
                                   3,537,500    China Mobile, Ltd.                                                   20,577,206
Commercial Banks - 1.4%
                                       3,998    Mizuho Financial Group, Inc.                                         34,093,514
Commercial Services - 1.8%
                                     351,488    CoStar Group, Inc.*                                                  19,841,498
                                     640,200    Park24 Company, Ltd.                                                 23,164,484
                                                                                                                 --------------
                                                                                                                     43,005,982
Commercial Services - Finance - 0.3%
                                     134,845    Moody's Corp.                                                         8,361,738
Computer Services - 0.7%
                                     727,075    Ceridian Corp.*                                                      17,617,027
Computers - 1.0%
                                     115,210    Apple Computer, Inc.*                                                 8,109,632
                                     206,600    Research In Motion, Ltd. (U.S. Shares)*,#                            15,831,758
                                                                                                                 --------------
                                                                                                                     23,941,390
Computers - Memory Devices - 2.8%
                                   1,923,395    EMC Corp.*                                                           25,985,066
                                     659,430    SanDisk Corp.*                                                       42,091,417
                                                                                                                 --------------
                                                                                                                     68,076,483
Cosmetics and Toiletries - 0.9%
                                     356,215    Procter & Gamble Co.                                                 20,735,275

Shares or Principal Amount                                                                                            Value
--------------------------------------------                                                                     --------------
Data Processing and Management - 1.1%
                                     621,370    NAVTEQ Corp.*,#                                                  $   25,799,282
Diagnostic Kits - 1.3%
                                     778,776    Dade Behring Holdings, Inc.#                                         30,372,264
E-Commerce/Products - 0.7%
                                     265,600    Submarino S.A.*                                                       7,190,417
                                     193,300    Submarino S.A. (GDR)*                                                10,352,471
                                                                                                                 --------------
                                                                                                                     17,542,888
E-Commerce/Services - 0.9%
                                     605,320    eBay, Inc.*                                                          20,829,061
Electronic Components - Semiconductors - 2.6%
                                     366,485    Advanced Micro Devices, Inc.*                                        11,855,790
                                     550,855    Broadcom Corp. - Class A*,#                                          22,645,649
                                   1,182,935    PMC-Sierra, Inc.*,#                                                  14,703,882
                                     418,055    Texas Instruments, Inc.                                              14,510,689
                                                                                                                 --------------
                                                                                                                     63,716,010
Electronic Forms - 1.6%
                                     972,230    Adobe Systems, Inc.*                                                 38,111,416
Electronic Measuring Instruments - 0.3%
                                     138,354    Trimble Navigation, Ltd.*,#                                           6,555,213
Energy - Alternate Sources - 0.5%
                                                Suntech Power Holdings
                                     380,300    Company, Ltd. (ADR)*,#                                               13,040,487
Enterprise Software/Services - 2.0%
                                     896,610    SAP A.G. (ADR)**,#                                                   48,981,804
Entertainment Software - 1.4%
                                     601,425    Electronic Arts, Inc.*                                               34,160,940
Finance - Credit Card - 2.4%
                                     451,595    American Express Co.                                                 24,300,327
                                     644,600    Credit Saison Company, Ltd.                                          33,796,707
                                                                                                                 --------------
                                                                                                                     58,097,034
Finance - Investment Bankers/Brokers - 6.0%
                                     137,715    Goldman Sachs Group, Inc.                                            22,074,337
                                     400,110    Merrill Lynch & Company, Inc.                                        30,512,389
                                   1,313,000    Mitsubishi UFJ Securities Company, Ltd.                              20,686,971
                                   1,018,000    Nikko Cordial Corp.                                                  16,477,179
                                     695,760    optionsXpress Holdings, Inc.                                         21,916,440
                                     284,577    UBS A.G.**,#                                                         33,730,704
                                                                                                                 --------------
                                                                                                                    145,398,020
Finance - Mortgage Loan Banker - 1.0%
                                     486,030    Fannie Mae                                                           24,593,118
Finance - Other Services - 2.7%
                                      41,825    Chicago Mercantile Exchange Holdings, Inc.#                          19,155,850
                                     311,293    Deutsche Boerse A.G.**,#                                             45,026,421
                                                                                                                 --------------
                                                                                                                     64,182,271
Food - Retail - 3.3%
                                   1,155,474    Whole Foods Market, Inc.                                             70,922,994
                                     530,681    Wild Oats Markets, Inc.*,#                                            9,117,100
                                                                                                                 --------------
                                                                                                                     80,040,094
Food - Wholesale/Distribution - 1.0%
                                     777,745    Sysco Corp.#                                                         23,246,798
Hazardous Waste Disposal - 0.9%
                                     319,270    Stericycle, Inc.*,#                                                  21,020,737

See Notes to Schedules of Investments and Financial Statements.

                      32 Janus Growth Funds April 30, 2006

Schedule of Investments(unaudited)

As of April 30, 2006

Shares or Principal Amount                                                                                            Value
--------------------------                                                                                       --------------
Hotels and Motels - 1.7%
                                     762,355    Four Seasons Hotels, Inc.                                        $   41,182,417
Insurance Brokers - 0.9%
                                     732,500    Marsh & McLennan Companies, Inc.#                                    22,465,775
Internet Infrastructure Software - 0.4%
                                   1,039,960    TIBCO Software, Inc.*,#                                               8,964,455
Internet Security - 0.8%
                                     699,225    McAfee, Inc.*,#                                                      18,242,780
Medical - Biomedical and Genetic - 5.2%
                                   2,549,272    Celgene Corp.*                                                      107,477,308
                                     242,310    Genentech, Inc.*                                                     19,314,530
                                                                                                                 --------------
                                                                                                                    126,791,838
Medical - Drugs - 4.5%
                                     695,145    Cubist Pharmaceuticals, Inc.*                                        15,758,937
                                   1,009,100    Merck & Company, Inc.                                                34,733,222
                                     377,310    Roche Holding A.G.**                                                 58,017,269
                                                                                                                 --------------
                                                                                                                    108,509,428
Medical - Generic Drugs - 1.8%
                                   1,084,650    Teva Pharmaceutical Industries, Ltd. (ADR)#                          43,928,325
Medical - HMO - 1.8%
                                     392,985    Coventry Health Care, Inc.*                                          19,519,565
                                     460,692    UnitedHealth Group, Inc.                                             22,914,820
                                                                                                                 --------------
                                                                                                                     42,434,385
Medical Instruments - 2.6%
                                     798,685    Boston Scientific Corp.*,#                                           18,561,439
                                     249,735    Intuitive Surgical, Inc.*                                            31,716,345
                                     277,025    Kyphon, Inc.*,#                                                      11,510,389
                                                                                                                 --------------
                                                                                                                     61,788,173
Medical Products - 2.1%
                                     244,675    Johnson & Johnson                                                    14,340,402
                                     684,915    Varian Medical Systems, Inc.*,#                                      35,875,847
                                                                                                                 --------------
                                                                                                                     50,216,249
Networking Products - 1.9%
                                   1,726,842    Cisco Systems, Inc.*                                                 36,177,340
                                     566,035    Juniper Networks, Inc.*,#                                            10,460,327
                                                                                                                 --------------
                                                                                                                     46,637,667
Oil Companies - Exploration and Production -
0.8%
                                     260,860    EOG Resources, Inc.#                                                 18,320,198
Publishing - Newspapers - 1.0%
                                     638,835    Dow Jones & Company, Inc.#                                           23,617,730
Radio - 0.5%
                                     559,165    XM Satellite Radio Holdings, Inc.- Class A*,#                        11,306,316
Real Estate Management/Services - 0.4%
                                     416,000    Mitsubishi Estate Company, Ltd.                                       9,097,089
Retail - Apparel and Shoe - 1.0%
                                     640,935    Nordstrom, Inc.#                                                     24,567,039
Retail - Discount - 1.0%
                                     552,765    Wal-Mart Stores, Inc.                                                24,891,008

Shares or Principal Amount                                                                                            Value
--------------------------                                                                                       --------------
Retail - Drug Store - 0.6%
                                      517,275    CVS Corp.                                                       $   15,373,413
Retail - Restaurants - 0.1%
                                      133,385    Tim Hortons, Inc. (U.S. Shares)*,#                                   3,621,403
Schools - 0.9%
                                      417,795    Apollo Group, Inc. - Class A*,#                                     22,828,319
Semiconductor Components/Integrated Circuits -
0.6%
                                      869,670    Cypress Semiconductor Corp.*,#                                      14,923,537
Semiconductor Equipment - 0.7%
                                                 ASM Lithography Holding N.V.
                                      743,460    (U.S. Shares)* , ** ,#                                              15,724,179
Soap and Cleaning Preparations - 0.8%
                                      538,650    Reckitt Benckiser PLC**                                             19,635,314
Telecommunication Services - 0.3%
                                      482,000    Time Warner Telecom, Inc. - Class A*,#                               8,083,140
Therapeutics - 2.5%
                                      642,369    Neurocrine Biosciences, Inc.*                                       36,846,286
                                      408,925    United Therapeutics Corp.*                                          24,351,484
                                                                                                                 --------------
                                                                                                                     61,197,770
Transportation - Services - 2.7%
                                      690,155    C.H. Robinson Worldwide, Inc.#                                      30,608,374
                                      439,755    United Parcel Service, Inc. - Class B                               35,650,938
                                                                                                                 --------------
                                                                                                                     66,259,312
Web Portals/Internet Service Providers - 3.0%
                                    2,198,520    Yahoo!, Inc.*                                                       72,067,486
Wireless Equipment - 2.6%
                                    1,008,275    Crown Castle International Corp.*,#                                 33,928,454
                                      574,635    QUALCOMM, Inc.                                                      29,501,761
                                                                                                                 --------------
                                                                                                                     63,430,215
                                                                                                                 --------------
Total Common Stock (cost $1,787,420,204)                                                                          2,306,895,681
Preferred Stock - 1.1%
Electronic Components - Semiconductors - 1.1%
                                                 Samsung Electronics Company, Ltd.
                                       48,870    (cost $18,295,111)                                                  26,476,431
Money Market - 2.1%
                                                 Janus Institutional Cash Reserves Fund
                                   50,000,000    4.83% (cost $50,000,000)                                            50,000,000
Other Securities - 13.1%
                                                 State Street Navigator Securities Lending
                                  316,899,102    Prime Portfolio+ (cost $316,899,102)                               316,899,102
Time Deposit - 0.8%
                                                 ING Financial, ETD
                                 $ 19,900,000    4.86%, 5/1/06 (cost $19,900,000)                                    19,900,000
                                                                                                                 --------------
Total Investments (total cost $2,192,514,417)
-- 112.5%                                                                                                         2,720,171,214
Liabilities, net of Cash, Receivables and
Other Assets -- (12.5)%                                                                                            (302,136,913)
                                                                                                                 --------------
Net Assets -- 100%                                                                                               $2,418,034,301

See Notes to Schedules of Investments and Financial Statements.

                      Janus Growth Funds April 30, 2006 33

Janus Olympus Fund

Schedule of Investments (unaudited)

As of April 30, 2006

Summary of Investments by Country

                                                         % of Investment
Country                                 Value              Securities
-------                                 -----            ---------------
Brazil                            $   17,542,888              0.6%
Canada                                96,618,239              3.6%
Cayman Islands                        13,040,487              0.5%
Germany                              118,302,093              4.3%
Hong Kong                             20,577,206              0.7%
Israel                                43,928,325              1.6%
Japan                                157,964,855              5.8%
Mexico                                13,052,558              0.5%
Netherlands                           15,724,179              0.6%
South Korea                           26,476,431              1.0%
Switzerland                           91,747,973              3.4%
United Kingdom                        19,635,314              0.7%
United States++                    2,085,560,666             76.7%
                                  --------------            -----
Total                             $2,720,171,214            100.0%

++ Includes Short-Term Securities and Other Securities (62.5% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and                Currency          Currency            Unrealized
Settlement Date                 Units Sold       Value in $ U.S.       Gain/(Loss)
-----------------               ----------       ---------------       -----------
British Pound 6/28/06            4,600,000       $    8,394,145       $   (167,735)
British Pound 8/10/06              400,000              730,440            (35,396)
Euro 6/28/06                    28,750,000           36,408,001           (828,151)
Euro 10/19/06                   10,500,000           13,385,163           (198,160)
Swiss Franc 6/28/06             57,500,000           46,680,489           (503,169)
Swiss Franc 8/10/06              4,000,000            3,262,057           (163,299)
                                                 --------------       ------------
Total                                            $  108,860,295       $ (1,895,910)



See Notes to Schedules of Investments and Financial Statements.

                      34 Janus Growth Funds April 30, 2006

Janus Orion Fund (unaudited)

TICKER: JORNX

FUND SNAPSHOT

This focused growth fund invests in a small number of well-researched companies, hand-picked for their upside potential.

(RON SACHS PHOTO)

Ron Sachs

portfolio manager

PERFORMANCE OVERVIEW

Equity markets roared out of the gate in early 2006, and I am happy to report that the stocks we held in Janus Orion Fund performed well. The Fund was up 22.45% during the six-month period ended April 30, 2006, versus a return of 8.19% for the Fund's primary benchmark, the Russell 3000(R) Growth Index, and a return of 9.64% for the S&P 500(R) Index, the Fund's secondary benchmark. More importantly, longer-term performance has also been strong. Janus Orion Fund was up 10.72%, annualized for the five-year period ended April 30, 2006, versus a loss of 0.22% for the Russell 3000(R) Growth Index and a return of 2.70% for the S&P 500(R) Index.

INVESTMENT STRATEGY

I believe it's important to invest with a longer time horizon in mind and have therefore been working to focus on the long term for each stock we analyze and own in the Fund. Few investors focus on the long-term because it is very difficult to do. I must admit that ignoring the short-term noise is challenging when almost every waking hour is spent thinking about companies, stocks and the market. Even the academic literature on investment psychology demonstrates that a short-term focus is wired into our "investment-DNA." The more I understand how this myopia colors investment decision making, the more I believe that taking advantage of the mistakes caused by short-term thinking may lead to good results. That said, it is difficult to ignore some short-term data points on companies in the Fund that I believe are material to stock price movements. Don't expect me to completely disregard the short-term, but do expect me to endeavor to focus more of my analysis on the long-term. I believe thinking about the long-term competitive positioning of the businesses we own is my strength and the strength of the entire Janus research team.

Products of this thinking can be seen in our investments. We own some fast-growing companies with very wide competitive moats that have protected their businesses. Examples and important contributors to the Fund include VistaPrint, Intuitive Surgical and Celgene. I realize that the short-term thinking of the market can lead to short-term volatility in these positions because the stocks appear expensive relative to near-term earnings expectations, but I truly believe that the best strategy is to establish positions in these great businesses for the long-term., I adjust position sizes in an attempt to take advantage of opportunities the market may give us and to reflect the risk of near-term volatility. At the same time, I try not to let the fear of short-term volatility cause me to miss the best long-term opportunities where our valuation models indicate the potential for a significant increase in valuation. For a variety of reasons, most professional investment managers are especially sensitive to short-term volatility in individual holdings -- I take advantage of the investment opportunities that their individual position myopia present to us.

You will notice that the number of holdings in the Fund has increased. I am troubled by this. I believe the best investment strategy is to build a concentrated portfolio where our best ideas are meaningful positions that can make a significant impact on the Fund. Position size should increase with our level of conviction that the risk/reward tradeoff for owning the stock is heavily skewed in our favor. You and I both want the best ideas to be big enough positions to impact positive Fund returns. Another way of explaining my view on portfolio concentration is that I believe our 100th best idea should be sold to increase position sizes in our 99 better ideas, if we have conviction in those ideas.

As of April 30, 2006, the Fund is less concentrated than I would like primarily because strong performance has changed the risk/reward tradeoff in many holdings. Also, a number of interesting new ideas were small positions in the Fund during the period. I intend to either develop the conviction to make these positions bigger or to determine through further analysis that the stocks aren't the best risk/reward tradeoffs available and sell them, which may lead to a more concentrated portfolio.

CELGENE, ABB AND TRIMBLE NAVIGATION WERE IMPORTANT CONTRIBUTORS

Celgene, a leading developer of cancer compounds, was a big contributor to the Fund. Celgene's progress in demonstrating the opportunity for its existing and new compounds for the treatment of a variety of cancers has been rewarded by the market. In my opinion, the market continues to underestimate the size of the opportunity for Celgene's compounds and the profitability of its business model. That said, I believe the risk/reward tradeoff in the stock has changed as its shares have rapidly appreciated. As a result, I may look for opportunities to take profits and reinvest the proceeds in more compelling ideas.

ABB, a leading supplier of electricity transmission and distribution systems based in Zurich, Switzerland, was a standout performer. The company has had continued success in improving margins, as it rationalizes its production facilities and takes advantage of a sustained environment of strong demand to drive improved pricing. ABB's leading market position and technological leadership enable the company to earn attractive returns. I believe the global demand for electricity should continue to grow at multiples of the rate of

                      Janus Growth Funds April 30, 2006 35

Janus Orion Fund (unaudited)

economic growth, providing a tailwind to the operational improvements the company is working to deliver.

Trimble Navigation was another strong performer. Trimble is a leader in GPS systems for industrial, farming, mining and construction industries. I believe the complexity of these systems and the distribution relationships Trimble has established with heavy equipment suppliers to these industries will create a long-term barrier to competition. Use of GPS gives Trimble customers a high return on investment because Trimble systems drive cost savings in terms of fewer hours of labor and fewer mistakes that need to be corrected. GPS system penetration in these markets remains very low, despite the great results these systems have delivered. That low penetration gives me confidence that Trimble should continue to demonstrate strong growth.

YAHOO! DETRACTED FROM PERFORMANCE

Yahoo!, a leading search engine and online media provider, was the largest detractor from performance for the period. I believe Yahoo!'s large base of regular and registered users is a long-term competitive advantage. The company will soon restructure its paid-search algorithm with the goals of driving more relevant search results and higher revenues from each search. We expect to see these improvements later in 2006 and 2007, and the stock market may wait for clear evidence that the improved revenue generation strategies are working before rewarding Yahoo! shareholders. We don't believe the company's stock price reflects either the short-term opportunity to dramatically improve revenues from paid search or the longer-term opportunity to drive more traditional display advertising. We waited for a pullback in the shares for our buying opportunity, but were clearly premature.

LOOKING FORWARD

I remain optimistic that we can continue to identify great businesses at reasonable prices in our attempt to deliver strong results in varying economic environments. I look forward to continuing to update you on the Fund's performance.

Thank you for your investment in Janus Orion Fund.

JANUS ORION FUND AT A GLANCE

5 LARGEST CONTRIBUTORS TO PERFORMANCE -- HOLDINGS

                                                                                    CONTRIBUTION
                                                                                    ------------
Celgene Corp.
Biopharmaceutical company - U.S.                                                          2.25%
ABB, Ltd.
Holding company - U.S.                                                                    1.61%
Arcelor Brasil S.A.
Steel producer - Brazil                                                                   1.60%
Finansbank A.S.
International banking network - Turkey                                                    1.19%
Trimble Navigation, Ltd.
Developer of advanced positioning product (GPS) solutions - U.S.                          1.12%

5 LARGEST DETRACTORS FROM PERFORMANCE -- HOLDINGS

                                                                                    CONTRIBUTION
                                                                                    ------------
Yahoo!, Inc.
Global Internet media company - U.S.                                                     (0.49%)
XM Satellite Radio Holdings, Inc. - Class A
Audio entertainment provider - U.S.                                                      (0.47%)
United Therapeutics Corp.
Pharmaceutical developer - U.S.                                                          (0.42%)
Taro Pharmaceutical Industries, Ltd.
Pharmaceutical company - U.S.                                                            (0.39%)
CNET Networks, Inc.
Global web information provider - U.S.                                                   (0.27%)

5 LARGEST CONTRIBUTORS TO PERFORMANCE -- SECTORS

                                                                         FUND WEIGHTING
                                            FUND CONTRIBUTION           (% OF NET ASSETS)          PRIMARY BENCHMARK WEIGHTING
                                            -----------------           -----------------          ---------------------------
Materials                                               3.02%                       7.07%                                3.01%
Retailing                                               2.46%                       8.13%                                3.59%
Banks                                                   1.82%                       3.90%                                7.48%
Pharmaceuticals & Biotechnology                         1.72%                      12.04%                                7.88%
Food, Beverage & Tobacco                                1.67%                       3.29%                                4.61%

5 LOWEST CONTRIBUTORS/DETRACTORS TO PERFORMANCE -- SECTORS

                                                                         FUND WEIGHTING
                                            FUND CONTRIBUTION           (% OF NET ASSETS)          PRIMARY BENCHMARK WEIGHTING
                                            -----------------           -----------------          ---------------------------
Media                                                  (0.87%)                      2.23%                                3.32%
Software & Services                                    (0.25%)                      4.26%                                5.44%
Automobiles & Components                                0.00%                       0.00%                                0.56%
Utilities                                               0.00%                       0.00%                                3.30%
Household & Personal Products                           0.02%                       0.66%                                2.44%

                      36 Janus Growth Funds April 30, 2006

(unaudited)

5 LARGEST EQUITY HOLDINGS --(% of Net Assets)

AS OF APRIL 30, 2006

Dade Behring Holdings, Inc.
Diagnostic Kits                                                                           6.7%
Celgene Corp.
Medical - Biomedical and Genetic                                                          4.8%
CapitalSource, Inc.
REIT - Mortgages                                                                          4.7%
VistaPrint, Ltd.
Printing - Commercial                                                                     4.1%
National Financial Partners Corp.
Investment Management and Advisory Services                                               4.1%
                                                                                         ----
                                                                                         24.4%

ASSET ALLOCATION --(% of Net Assets)

AS OF APRIL 30, 2006

(PIE CHART)

Common Stock                                          98.9%
Cash and Cash Equivalents                              1.1%

Emerging markets comprised 22.3% of total net assets.

5 LARGEST COUNTRY ALLOCATIONS --(% of Investment Securities)

(BAR CHARTS)

       AS OF APRIL 30, 2006
       --------------------
United States              69.9%
Brazil                      9.0%
Switzerland                 4.6%
Mexico                      3.7%
Bermuda                     3.3%


       AS OF OCTOBER 31, 2005
       ----------------------
United States              75.6%
Brazil                      8.3%
Israel                      2.8%
Switzerland                 2.8%
France                      2.8%

                      Janus Growth Funds April 30, 2006 37

Janus Orion Fund (unaudited)

PERFORMANCE

(PERFORMANCE GRAPH)

                                      Initial investment of $10,000
              JANUS ORION FUND     S & P 500(R) INDEX              RUSSELL 3000(R) GROWTH INDEX
              ----------------     ------------------------        --------------------------------
6/30/2000        $ 10,000                          $ 10,000                            $ 10,000
4/30/2002         $ 5,556                           $ 7,576                            $  5,389
4/30/2004         $ 6,158                           $ 8,071                            $  5,630
4/30/2006         $ 9,579                           $ 9,905                            $  6,602

Average Annual Total Return -- for the periods ended April 30, 2006

                                   FISCAL YEAR-            ONE              FIVE               SINCE
                                      TO-DATE              YEAR             YEAR             INCEPTION*
                                   ------------            ----             ----             ----------
Janus Orion Fund                       22.45%            41.50%            10.72%              (0.73)%

Russell 3000(R) Growth Index            8.19%            16.90%            (0.22)%             (6.87)%

S&P 500(R) Index                        9.64%            15.42%             2.70%              (0.16)%

Lipper Quartile                          N/A               1st               1st                 2nd
Lipper Ranking - based
on total return for
Multi-Cap Growth Funds                   N/A**          11/423             8/288              61/230

 Visit janus.com to view up to date performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*The Fund's inception date -- June 30, 2000

**The Fund's fiscal year-to-date Lipper ranking is not available.

See "Explanations of Charts, Tables and Financial Statements."

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

The Fund is classified as "nondiversified," meaning it has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." Nondiversified funds may experience greater price volatility.

Concentration may lead to greater price volatility.

There is no assurance that the investment process will consistently lead to successful investing.

The Fund may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Fund's returns and NAV may be subject to such volatility.

The Fund has experienced significant gains due, in part, to its investments in Brazil. While holdings are subject to change without notice, the Fund's returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in Brazil. This Fund may have significant exposure to emerging markets which may lead to greater price volatility.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Returns have sustained significant gains due to market volatility in the financials and healthcare sectors.

FUND EXPENSES

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

                                    BEGINNING ACCOUNT VALUE       ENDING ACCOUNT VALUE        EXPENSES PAID DURING PERIOD
EXPENSE EXAMPLE                             (11/1/05)                   (4/30/06)                  (11/1/05-4/30/06)*
---------------                     -----------------------       --------------------        ---------------------------
Actual                                          $  1,000.00                $  1,224.50                    $   5.41
Hypothetical (5% return before
expenses)                                       $  1,000.00                $  1,019.93                    $   4.91

*Expenses are equal to the annualized expense ratio of 0.98%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                      38 Janus Growth Funds April 30, 2006

Janus Orion Fund

Schedule of Investments(unaudited)

As of April 30, 2006

Shares or Principal Amount                                                                                            Value
--------------------------                                                                                            -----
Common Stock - 98.9%
Agricultural Operations - 0.2%
                                                 BrasilAgro - Companhia Brasileira de
                                        5,300    Propriedades Agricolas                                          $    2,507,570
Beverages - Wine and Spirits - 2.6%
                                    2,860,628    Davide Campari - Milano S.P.A.                                      27,969,655
Broadcast Services and Programming - 0.5%
                                      259,455    Liberty Global, Inc. - Class A*                                      5,373,313
Building - Residential and Commercial - 1.5%
                                      381,940    Desarrolladora Homex S.A. (ADR)*,#                                  14,635,940
                                       98,500    Rossi Residencial S.A.                                               1,038,333
                                                                                                                 --------------
                                                                                                                     15,674,273
Cellular Telecommunications - 3.3%
                                      960,000    America Movil S.A. de C.V. - Series L (ADR)#                        35,433,600
Chemicals - Specialty - 2.4%
                                      420,860    Cytec Industries, Inc.#                                             25,449,404
Commercial Banks - 4.6%
                                      495,425    Banco Marcro Bansud S.A. (ADR)*                                     11,478,997
                                      711,000    Banco Nossa Caixa S.A.                                              16,046,047
                                    4,178,657    Finansbank A.S.*                                                    21,801,689
                                                                                                                 --------------
                                                                                                                     49,326,733
Commercial Services - 2.5%
                                      487,775    CoStar Group, Inc.*                                                 27,534,899
Computers - 1.6%
                                      230,715    Research In Motion, Ltd. (U.S. Shares)*                             17,679,690
Diagnostic Kits - 6.7%
                                    1,871,865    Dade Behring Holdings, Inc.#                                        73,002,734
Diversified Minerals - 2.3%
                                   13,670,230    Caemi Mineracao e Metalurgica S.A.                                  25,152,699
E-Commerce/Products - 1.4%
                                      412,660    Submarino S.A.*                                                     11,171,677
                                       83,000    Submarino S.A. (GDR)*                                                4,445,190
                                                                                                                 --------------
                                                                                                                     15,616,867
E-Commerce/Services - 3.7%
                                    1,391,769    IAC/InterActiveCorp*                                                40,180,371
Electronic Components - Semiconductors - 1.6%
                                      628,150    MIPS Technologies, Inc.*                                             4,654,592
                                      378,085    Texas Instruments, Inc.#                                            13,123,330
                                                                                                                 --------------
                                                                                                                     17,777,922
Electronic Measuring Instruments - 2.1%
                                      467,890    Trimble Navigation, Ltd.*                                           22,168,628
Engineering - Research and Development
Services - 3.2%
                                    2,460,267    ABB, Ltd.*,#                                                        35,112,664
Entertainment Software - 0.9%
                                      190,677    UbiSoft Entertainment S.A.*,#                                        9,449,173
Finance - Other Services - 3.7%
                                       62,060    Chicago Mercantile Exchange Holdings, Inc.#                         28,423,480
                                    1,001,720    MarketAxess Holdings, Inc.*                                         11,179,195
                                                                                                                 --------------
                                                                                                                     39,602,675
Home Furnishings - 1.9%
                                    1,303,305    Tempur-Pedic International, Inc.*,#                                 20,579,186
Internet Content - Information/News - 0.8%
                                      835,179    CNET Networks, Inc.*,#                                               9,003,230

Shares or Principal Amount                                                                                            Value
--------------------------                                                                                            -----
Investment Management and Advisory Services -
4.1%
                                     848,945    National Financial Partners Corp.#                               $   44,145,140
Medical - Biomedical and Genetic - 4.8%
                                   1,228,370    Celgene Corp.*                                                       51,788,078
Medical - Drugs - 2.4%
                                     168,756    Roche Holding A.G.                                                   25,948,854
Medical - Generic Drugs - 1.6%
                                     428,390    Teva Pharmaceutical Industries, Ltd. (ADR)#                          17,349,795
Medical Instruments - 1.8%
                                     152,081    Intuitive Surgical, Inc.*                                            19,314,287
Multi-Line Insurance - 2.5%
                                     554,210    Assurant, Inc.                                                       26,696,296
Oil Companies - Exploration and Production -
1.3%
                                     203,950    EOG Resources, Inc.                                                  14,323,409
Oil Companies - Integrated - 1.0%
                                      76,830    Amerada Hess Corp.#                                                  11,007,434
Printing - Commercial - 4.1%
                                   1,383,900    VistaPrint, Ltd.*,#                                                  44,257,122
Radio - 1.3%
                                     684,455    XM Satellite Radio Holdings, Inc. - Class A*,#                       13,839,680
REIT - Mortgages - 4.7%
                                   2,156,342    CapitalSource, Inc.#                                                 50,674,037
Retail - Restaurants - 0.2%
                                      39,235    Chipotle Mexican Grill, Inc. - Class A*,#                             2,047,675
Steel - Producers - 3.6%
                                   2,118,722    Arcelor Brasil S.A.                                                  39,085,193
Steel - Specialty - 0.8%
                                     255,689    Companhia Siderurgica Nacional S.A. (ADR)#                            9,002,810
Storage and Warehousing - 2.3%
                                     757,860    Mobile Mini, Inc.*                                                   24,994,223
Sugar - 1.9%
                                   1,459,110    Bajaj Hindusthan, Ltd.                                               16,779,765
                                     335,300    Bajaj Hindusthan, Ltd. (GDR) (144A)Section                            3,854,676
                                                                                                                 --------------
                                                                                                                     20,634,441
Telecommunication Services - 2.9%
                                     907,250    NeuStar, Inc. - Class A*,#                                           31,844,475
Therapeutics - 1.3%
                                     234,460    United Therapeutics Corp.*                                           13,962,093
Transportation - Marine - 1.3%
                                     289,145    Alexander & Baldwin, Inc.#                                           14,419,661
Transportation - Railroad - 1.1%
                                     190,500    All America Latina Logistica (GDR)                                   12,049,787
Transportation - Services - 2.0%
                                     189,450    FedEx Corp.                                                          21,811,379
Web Hosting/Design - 1.7%
                                     275,340    Equinix, Inc.*                                                       18,144,906
Web Portals/Internet Service Providers - 2.1%
                                      22,735    Answers Corp.*                                                          275,094
                                     674,215    Yahoo!, Inc.*                                                        22,100,767
                                                                                                                 --------------
                                                                                                                     22,375,861
Wireless Equipment - 0.6%
                                     196,465    Crown Castle International Corp.*#                                    6,611,047
                                                                                                                 --------------
Total Common Stock (cost $808,626,749)                                                                            1,070,922,969

See Notes to Schedules of Investments and Financial Statements.

                      Janus Growth Funds April 30, 2006 39

Janus Orion Fund

Schedule of Investments(unaudited)

As of April 30, 2006

Shares or Principal Amount                                                                                          Value
--------------------------                                                                                          -----
Other Securities - 23.1%
                                           State Street Navigator Securities Lending
                            250,086,433    Prime Portfolio+ (cost $250,086,433)                                 $  250,086,433
Time Deposit - 1.6%
                                           ING Financial, ETD
                           $ 17,100,000    4.86%, 5/1/06 (cost $17,100,000)                                         17,100,000
                                                                                                                ---------------
Total Investments (total cost
$1,075,813,182) -- 123.6%                                                                                        1,338,109,402
Liabilities, net of Cash, Receivables and
Other Assets -- (23.6)%                                                                                           (255,882,516)
                                                                                                                ---------------
Net Assets -- 100%                                                                                              $1,082,226,886

Summary of Investments by Country

                                                                     % of Investment
Country                                  Value                          Securities
-------                                  -----                       ---------------
Argentina                           $   11,478,997                        0.9%
Bermuda                                 44,257,122                        3.3%
Brazil                                 120,499,306                        9.0%
Canada                                  17,679,690                        1.3%
France                                   9,449,173                        0.7%
India                                   20,634,441                        1.6%
Israel                                  17,349,795                        1.3%
Italy                                   27,969,655                        2.1%
Mexico                                  50,069,540                        3.7%
Switzerland                             61,061,518                        4.6%
Turkey                                  21,801,689                        1.6%
United States++                        935,858,476                       69.9%
                                    --------------                      ------
Total                               $1,338,109,402                      100.0%

++Includes Short-Term Securities and Other Securities (50.0% excluding Short-Term Securities and Other Securities)

See Notes to Schedules of Investments and Financial Statements.

                      40 Janus Growth Funds April 30, 2006

Janus Triton Fund (unaudited)

TICKER: JATTX

FUND SNAPSHOT

A growth fund that focuses on small- and mid-sized companies believed to have solid growth potential.

(BLAINE ROLLINS PHOTO)

Blaine Rollins

portfolio manager

PERFORMANCE OVERVIEW

Janus Triton Fund finished the six months ended April 2006, on a strong note, with small- and medium-sized companies (areas in which Janus Triton Fund primarily invests) as the star performers. This may have taken some investors by surprise, as many market forecasters had predicted that smaller stocks -- after leading the way in 2005 -- might take a backseat in 2006. Instead, small- and mid-caps continued to surge, seemingly unaffected by market uncertainty over interest rates, which has been the most significant macroeconomic issue in recent months. Early in 2006, the new Federal Reserve Board (Fed) Chairman, Ben Bernanke, expressed his intention to stay focused on containing inflation -- a message some investors interpreted as a sign that the Fed's tightening campaign may last longer than expected. This news may have mitigated gains in some areas, but didn't keep the small- and mid-cap markets from enjoying a bullish quarter.

For the six-month period, the Fund returned 26.98% significantly outperforming its benchmark, the Russell 2500(TM) Growth Index, which gave back 19.11%.

Since taking over management of the Fund on February 1, I have continued in the same vein as Ron Sachs, the Fund's previous manager, employing a disciplined, bottom-up investment process, leveraging Janus' in-depth research and focusing on what I believe are solid growth companies with top-line revenue growth and strong management teams. Going forward, I expect to increase the breadth of the Fund by adding more positions and diversifying across more geographies.

CONTRIBUTORS INCLUDED ADVERTISING, PRINTING AND AGRIBUSINESS STOCKS

Although we do not specifically target geographical locations -- and typically have more stringent growth requirements for companies in emerging markets -- our careful selection process, which entails researching potential investments on a name-by-name basis, has yielded many opportunities abroad. Indeed, the leading performer in the period was Focus Media, a Chinese advertising firm that uses liquid crystal display (LCD) panels to target consumers in 44 major Chinese cities.

Another international standout was VistaPrint, a family-run company that operates its business online. This innovative company uses technology to bring long-run print economics to small businesses. It runs all of its business through a Web site where consumers and businesses can purchase business cards, stationery, and other customized printed products that VistaPrint then ships from two centralized locations in North America and Europe. VistaPrint's cost advantage has allowed the company to deliver superior print quality to customers at a significant savings and has generated fantastic margins and returns on capital. The stock has been strong as the company has continued to deliver rapid revenue and earnings growth. We believe VistaPrint should be a long-term share gainer in a huge market for small business and consumer printing. Due to the company's success in marketing a basic "bricks and mortar" idea using the World Wide Web, it has established one of the top brand name presences for small businesses in the world.

The Fund's third-best performer was another foreign stock, Cosan, a Brazilian company that refines sugar and ethanol from sugar cane. There is a sugar shortage occurring in the world as populations in developing countries are becoming wealthier and changing their diets to include more sugar. On the supply side, the removal of global tariffs (especially in Europe) is causing a decline in the most uneconomical production. A further wrench into the supply/demand balance has been rising energy costs, which has put upward pressure on alternative fuels, ethanol among them. The easiest way to produce ethanol is from sugar cane and the most efficient producers can make it today for $1 per gallon, thus putting the breakeven of ethanol production at about $23 per barrel of crude oil. Our attraction to this company is based on commodity conditions rather than "emerging market" themes.

DETRACTORS INCLUDED INTERNET,
TELECOMMUNICATIONS AND HEALTHCARE STOCKS

Elsewhere, hurting our performance was March Networks, a provider of Internet protocol (IP) based digital video surveillance solutions. We found a great business, in our opinion, but our purchase was ill-timed. We bought the stock after an exceptional quarter and just before Cisco's acquired entry into the business, and therefore suffered a loss during the period. Nonetheless, we believe the business is extremely high quality. Validation of the company's technology came from Wal-Mart, which last year signed a contract to roll out the product to most of the U.S. store base for video recording

                      Janus Growth Funds April 30, 2006 41

Janus Triton Fund (unaudited)

all cash register checkouts. We therefore maintained a position in March
Networks.

Another laggard was Hikari Tsushin, a Japanese company whose core business is the provision of financial call center outsourcing services for insurance companies. We saw Hikari's stock fall in sympathy with other Japanese companies spooked by the Livedoor scandal (Livedoor is not a Fund holding). Livedoor, a provider of services such as concert ticket sales through the Internet, was recently accused of doctoring its financial reports. We remain confident in Hikari, and continue to own the stock for its growing financial call center business, which we believe supports the valuation of the entire enterprise.

Taro Pharmaceuticals was another disappointment during the period. This company focuses on generic ointments and creams, a business that has some very attractive characteristics because of the limited number of competitors that typically enter each product category. It also has superior product line breadth. Unfortunately, Taro's recent results show that the competitive dynamics in its businesses are similar to the cutthroat competition in the pill-based generics industry. Taro's lackluster results indicate that distributors have greater leverage over Taro than our industry analysis leads us to believe. That said, we have subsequently liquidated the holding.

LOOKING FORWARD

The small- and mid-cap markets are always rife with opportunity, and we are looking forward to continuing our search for companies poised for growth. Our strategy of buying great businesses at attractive prices remains unchanged. We also expect to maintain a significant cash level in the Fund. Given the high quality of our research, we believe that having funds on hand to facilitate quick action when necessary may be a boon to our shareholders over time.

Thank you for your investment in Janus Triton Fund.

JANUS TRITON FUND AT A GLANCE

5 LARGEST CONTRIBUTORS TO PERFORMANCE -- HOLDINGS

                                                                                    CONTRIBUTION
                                                                                    ------------
Focus Media Holding, Ltd. (ADR)
Out-of-home advertising network operator - China                                          2.72%
VistaPrint, Ltd.
Online graphic design supplier - U.S.                                                     2.51%
Cosan S.A. Industria e Comercio
Food and beverage producer and distributor - Brazil                                       1.96%
Submarino S.A.
Internet retailer - Brazil                                                                1.83%
Trimble Navigation, Ltd.
Developer of advanced positioning product (GPS)
solutions - U.S.                                                                          1.74%

5 LARGEST DETRACTORS FROM PERFORMANCE -- HOLDINGS

                                                                                    CONTRIBUTION
                                                                                    ------------
March Networks Corp.
Internet protocol-based digital video surveillance
producer - Canada                                                                        (0.95%)
Hikari Tsushin, Inc.
Communications and technology distributor - Japan                                        (0.60%)
Taro Pharmaceuticals, Inc. - Class B
Pharmaceutical company - U.S.                                                            (0.49%)
United Therapeutics Corp.
Biotechnology company - U.S.                                                             (0.43%)
China GrenTech Corporation, Ltd. (ADR)
Wireless communications products and services
provider - China                                                                         (0.34%)

5 LARGEST CONTRIBUTORS TO PERFORMANCE -- SECTORS

                                                                         FUND WEIGHTING
                                            FUND CONTRIBUTION           (% OF NET ASSETS)          PRIMARY BENCHMARK WEIGHTING
                                            -----------------           -----------------          ---------------------------
Retailing                                               4.65%                      11.01%                                6.39%
Technology Hardware & Equipment                         2.96%                       5.04%                                7.42%
Food, Beverage & Tobacco                                2.96%                       3.31%                                0.38%
Media                                                   2.76%                       3.13%                                2.30%
Pharmaceuticals & Biotechnology                         2.58%                      10.62%                                6.41%

5 LOWEST CONTRIBUTORS/DETRACTORS TO PERFORMANCE -- SECTORS

                                                                         FUND WEIGHTING
                                            FUND CONTRIBUTION           (% OF NET ASSETS)          PRIMARY BENCHMARK WEIGHTING
                                            -----------------           -----------------          ---------------------------
Household & Personal Products                          (0.20%)                      0.84%                                0.79%
Food & Staples Retailing                               (0.16%)                      0.37%                                0.33%
Utilities                                               0.00%                       0.00%                                0.37%
Materials                                               0.03%                       1.31%                                3.47%
Banks                                                   0.04%                       0.42%                                3.21%

                      42 Janus Growth Funds April 30, 2006

(unaudited)

5 LARGEST EQUITY HOLDINGS -- (% of Net Assets)

AS OF APRIL 30, 2006

VistaPrint, Ltd.
Printing - Commercial                                                                     3.5%
W-H Energy Services, Inc.
Oil - Field Services                                                                      2.8%
Bankrate, Inc.
Commercial Services - Finance                                                             2.4%
Kenexa Corp.
Human Resources                                                                           2.1%
Cosan S.A. Industria e Comercio
Sugar                                                                                     2.0%
                                                                                         ----
                                                                                         12.8%

ASSET ALLOCATION -- (% of Net Assets)

AS OF APRIL 30, 2006

(PIE CHART)

Common Stock                        88.7%
Cash and Cash Equivalents           11.3%

Emerging markets comprised 12.3% of total net assets.



5 LARGEST COUNTRY ALLOCATIONS -- (% of Investment Securities)

(BAR CHARTS)


       AS OF APRIL 30, 2006
       --------------------
United States              72.2%
Brazil                      6.2%
Cayman Islands              3.9%
Bermuda                     3.5%
Japan                       2.4%


       AS OF OCTOBER 31, 2005
       ----------------------
United States              81.0%
Brazil                      5.1%
Canada                      3.8%
Bermuda                     2.4%
Cayman Islands              2.2%

                      Janus Growth Funds April 30, 2006 43

Janus Triton Fund (unaudited)

PERFORMANCE

(PERFORMANCE GRAPH)

                              Initial investment of $10,000
                JANUS TRITON FUND       RUSSELL 2500(TM) GROWTH INDEX
                -----------------       --------------------------------
 2/25/2005*              $ 10,000                               $ 10,000
 4/30/2005               $  9,600                               $  9,145
10/31/2005               $ 10,860                               $ 10,294
 4/30/2006               $ 13,780                               $ 12,261

Average Annual Total Return --for the periods ended April 30, 2006

                                               FISCAL YEAR-        ONE               SINCE
                                                  TO-DATE          YEAR            INCEPTION*
                                               ------------        ----            ----------
Janus Triton Fund                                 26.98%          43.55%             31.37%
Russell 2500(TM) Growth Index                     19.11%          34.07%             18.93%
Lipper Quartile                                     N/A             1st                1st
Lipper Ranking - based on total return
for Small-Cap Growth Funds                          N/A**        59/533             14/520

 Visit janus.com to view up to date performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*The Fund's inception date -- February 25, 2005

**The Fund's fiscal year-to-date Lipper ranking is not available.

See "Explanations of Charts, Tables and Financial Statements."

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Janus Capital Management LLC has contractually agreed to waive the Fund's total operating expenses to levels indicated in the prospectus until at least March 1, 2007. Without such waivers, total return would have been lower.

There is no assurance that the investment process will consistently lead to successful investing.

Funds that emphasize investments in smaller companies may experience greater price volatility.

The Fund may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Fund's returns and NAV may be subject to such volatility.

Due to certain investment strategies, the Fund may have an increased position in cash for temporary defensive purposes.

FUND EXPENSES

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

                                    BEGINNING ACCOUNT VALUE       ENDING ACCOUNT VALUE        EXPENSES PAID DURING PERIOD
EXPENSE EXAMPLE                             (11/1/05)                   (4/30/06)                  (11/1/05-4/30/06)*
---------------                     -----------------------       --------------------        ---------------------------
Actual                                         $   1,000.00              $    1,269.80                        $     6.08
Hypothetical (5% return before
expenses)                                      $   1,000.00              $    1,019.44                        $     5.41

*Expenses are equal to the annualized expense ratio of 1.08%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

                      44 Janus Growth Funds April 30, 2006

Janus Triton Fund

Schedule of Investments (unaudited)

As of April 30, 2006

Shares or Principal Amount                                                                                            Value
--------------------------                                                                                            -----
Common Stock - 88.7%
Advertising Sales - 1.3%
                                      35,325    Focus Media Holding, Ltd. (ADR)*                                 $    2,133,277
Aerospace and Defense - 0.6%
                                      38,130    TransDigm Group, Inc.*                                                  942,955
Apparel Manufacturers - 1.8%
                                      55,735    Quiksilver, Inc.*                                                       761,897
                                      62,705    Volcom, Inc.*                                                         2,236,688
                                                                                                                 --------------
                                                                                                                      2,998,585
Applications Software - 0.9%
                                      87,335    Quest Software, Inc.*                                                 1,503,035
Auction House - Art Dealer - 1.6%
                                      13,500    Ritchie Bros. Auctioneers, Inc. (U.S. Shares)                           727,650
                                      66,665    Sotheby's Holdings, Inc. - Class A*                                   1,999,283
                                                                                                                 --------------
                                                                                                                      2,726,933
Beverages - Wine and Spirits - 0.4%
                                      61,855    Davide Campari - Milano S.P.A.                                          604,784
Building - Residential and Commercial - 0.9%
                                      39,730    Desarrolladora Homex S.A. (ADR)*                                      1,522,454
Building and Construction Products -
Miscellaneous - 0.9%
                                      23,065    NCI Building Systems, Inc.*                                           1,498,994
Business to Business/E-Commerce - 1.3%
                                     231,110    webMethods, Inc.*                                                     2,211,723
Cellular Telecommunications - 0.8%
                                      21,100    Hikari Tsushin, Inc.                                                  1,304,562
Chemicals - Specialty - 0.8%
                                      21,090    Cytec Industries, Inc.                                                1,275,312
Commercial Banks - 0.7%
                                      23,450    SVB Financial Group*                                                  1,190,557
Commercial Services - 1.3%
                                      38,580    CoStar Group, Inc.*                                                   2,177,841
Commercial Services - Finance - 2.4%
                                      83,710    Bankrate, Inc.*                                                       4,040,682
Computers - Memory Devices - 0.5%
                                      13,785    SanDisk Corp.*                                                          879,897
Diagnostic Equipment - 0.5%
                                      22,860    Neurometrix, Inc.*                                                      862,279
Dialysis Centers - 0.6%
                                      84,415    Dialysis Corporation of America*                                      1,065,317
Diversified Operations - 0.8%
                                     542,562    Triveni Engineering & Industries, Ltd.                                1,258,526
E-Commerce/Products - 1.9%
                                     114,960    Submarino S.A.*                                                       3,112,238
Electric - Distribution - 0.4%
                                      79,500    Equatorial Energia S.A.*                                                590,441
Electronic Components - Semiconductors - 5.7%
                                     439,123    ARM Holdings PLC                                                      1,089,039
                                      70,225    LSI Logic Corp.*                                                        747,896
                                      28,665    Microsemi Corp.*                                                        783,128
                                      74,475    MIPS Technologies, Inc.*                                                551,860
                                      41,150    Netlogic Microsystems, Inc.*                                          1,657,111
                                     109,165    PMC-Sierra, Inc.*                                                     1,356,921
                                      66,454    Silicon-On-Insulator Technologies (SOITEC)*                           2,168,910
                                      29,675    SiRF Technology Holdings, Inc.*                                       1,013,401
                                                                                                                 --------------
                                                                                                                      9,368,266

Shares or Principal Amount                                                                                            Value
--------------------------                                                                                            -----
Electronic Measuring Instruments - 0.7%
                                       23,855   Trimble Navigation, Ltd.*                                        $    1,130,250
E-Marketing/Information - 0.8%
                                      127,455   24/7 Real Media, Inc.*                                                1,289,845
Enterprise Software/Services - 1.7%
                                       12,300   Nomura Research Institute, Ltd.                                       1,527,440
                                       92,205   Omnicell, Inc.*                                                       1,228,171
                                                                                                                 --------------
                                                                                                                      2,755,611
E-Services/Consulting - 1.0%
                                       87,545   RightNow Technologies, Inc.*                                          1,620,458
Fiduciary Banks - 0.8%
                                       21,660   Northern Trust Corp.                                                  1,275,557
Finance - Investment Bankers/Brokers - 2.4%
                                       70,000   Mitsubishi UFJ Securities Company, Ltd.                               1,102,885
                                       93,550   optionsXpress Holdings, Inc.                                          2,946,825
                                                                                                                 --------------
                                                                                                                      4,049,710
Finance - Other Services - 0.6%
                                       86,070   MarketAxess Holdings, Inc.*                                             960,541
Food - Retail - 1.1%
                                       15,340   Whole Foods Market, Inc.                                                941,569
                                       48,920   Wild Oats Markets, Inc.*                                                840,446
                                                                                                                 --------------
                                                                                                                      1,782,015
Human Resources - 4.9%
                                      183,000   104Corp.                                                              1,646,117
                                      118,200   51job, Inc. (ADR)*                                                    2,976,276
                                      104,410   Kenexa Corp.*                                                         3,469,544
                                                                                                                 --------------
                                                                                                                      8,091,937
Internet Applications Software - 1.3%
                                       95,818   March Networks Corp.*                                                 2,218,799
Internet Connectivity Services - 1.6%
                                      115,410   Redback Networks, Inc.*                                               2,585,184
Investment Management and Advisory Services -
0.5%
                                       15,665   National Financial Partners Corp.                                       814,580
Leisure and Recreation Products - 0.6%
                                       32,335   WMS Industries, Inc.*                                                 1,010,469
Machinery - Electrical - 0.6%
                                       28,550   Baldor Electric Co.                                                     947,860
Machinery - Material Handling - 1.0%
                                       64,560   Columbus McKinnon Corp.*                                              1,728,271
Medical - Drugs - 0.7%
                                       50,510   Cubist Pharmaceuticals, Inc.*                                         1,145,062
Medical Instruments - 3.5%
                                      115,655   Abaxis, Inc.*                                                         3,020,909
                                      418,610   Cambridge Heart, Inc.*                                                1,218,155
                                       12,650   Intuitive Surgical, Inc.*                                             1,606,550
                                                                                                                 --------------
                                                                                                                      5,845,614
Medical Laser Systems - 0.7%
                                      105,900   IRIDEX Corp.*                                                         1,209,378
Metal Processors and Fabricators - 0.9%
                                       24,675   Precision Castparts Corp.                                             1,554,032
MRI and Medical Diagnostic Imaging Center -
0.8%
                                       51,210   Nighthawk Radiology Holdings, Inc.*                                   1,240,818
Multimedia - 0.7%
                                    4,836,000   Tom Group, Ltd.*                                                      1,085,298

See Notes to Schedules of Investments and Financial Statements.

                      Janus Growth Funds April 30, 2006 45

Janus Triton Fund

Schedule of Investments(unaudited)

As of April 30, 2006

Shares or Principal Amount                                                                                            Value
------------------------------------------------                                                               ---------------------
Office Furnishings - Original - 1.0%
                                       73,340   Knoll, Inc.                                                      $    1,595,145
Oil - Field Services - 2.8%
                                       92,005   W-H Energy Services, Inc.*                                            4,623,251
Oil Companies - Exploration and
Production - 0.2%
                                       11,130   Complete Production Services, Inc.*                                     294,166
Printing - Commercial - 3.5%
                                      180,595   VistaPrint, Ltd.*                                                     5,775,428
Public Thoroughfares - 0.5%
                                       68,400   Obrascon Huarte Lain Brasil S.A.*                                       835,417
Real Estate Operating/Development
- 0.2%
                                       26,060   Gafisa S.A.*                                                            265,969
Recreational Vehicles - 0.5%
                                       16,165   Polaris Industries, Inc.                                                774,304
REIT - Mortgages - 1.3%
                                       93,124   CapitalSource, Inc.                                                   2,188,414
Research and Development - 1.5%
                                      691,240   Qinetiq PLC*                                                          2,539,933
Respiratory Products - 0.6%
                                       28,320   Respironics, Inc.*                                                    1,037,078
Retail - Apparel and Shoe - 2.5%
                                       83,485   American Eagle Outfitters, Inc.                                       2,704,914
                                       78,540   Bebe Stores, Inc.                                                     1,388,587
                                                                                                               ---------------------
                                                                                                                      4,093,501
Retail - Computer Equipment - 1.8%
                                       43,883   GameStop Corp. - Class A*                                             2,071,277
                                       21,665   GameStop Corp. - Class B*                                               920,113
                                                                                                               ---------------------
                                                                                                                      2,991,390
Semiconductor Components/Integrated
Circuits - 1.8%
                                       22,245   Actions Semiconductor Company, Ltd. (ADR)*                              221,115
                                                Advanced Semiconductor
                                    2,152,000   Manufacturing Corp.*                                                    535,689
                                      129,440   Cypress Semiconductor Corp.*                                          2,221,191
                                                                                                               ---------------------
                                                                                                                      2,977,995
Sugar - 3.6%
                                      233,309   Bajaj Hindusthan, Ltd.                                                2,683,054
                                       42,800   Cosan S.A. Industria e Comercio*                                      3,293,569
                                                                                                               ---------------------
                                                                                                                      5,976,623
Telecommunication Services - 2.5%
                                       68,740   NeuStar, Inc. - Class A*                                              2,412,774
                                       99,430   Time Warner Telecom, Inc. - Class A*                                  1,667,441
                                                                                                               ---------------------
                                                                                                                      4,080,215
Therapeutics - 1.7%
                                       14,970   Neurocrine Biosciences, Inc.*                                           858,679
                                       58,165   Nuvelo, Inc.*                                                           952,161
                                       17,920   United Therapeutics Corp.*                                            1,067,136
                                                                                                               ---------------------
                                                                                                                      2,877,976
Transportation - Equipment and
Leasing - 0.8%
                                       28,535   GATX Corp.                                                            1,335,438
Transportation - Marine - 1.0%
                                      126,320   Horizon Lines, Inc. - Class A                                         1,729,321
Transportation - Railroad - 1.3%
                                       34,210   All America Latina Logistica (GDR)                                    2,163,901


Shares or Principal Amount                                                                                            Value
------------------------------------------------                                                              ----------------------
Transportation - Truck - 1.9%
                                       29,620   Landstar System, Inc.                                            $    1,258,554
                                       64,010   Swift Transportation Company, Inc.*                                   1,917,099
                                                                                                              ----------------------
                                                                                                                      3,175,653
Water Treatment Services - 1.5%
                                       81,190   Woongjin Coway Company, Ltd.                                          2,410,221
Web Hosting/Design - 1.6%
                                       40,285   Equinix, Inc.*                                                        2,654,782
Wireless Equipment - 1.6%
                                       24,685   EFJ, Inc.*                                                              252,281
                                       94,105   SBA Communications Corp. - Class A*                                   2,363,917
                                                                                                              ----------------------
                                                                                                                      2,616,198
                                                                                                              ----------------------
Total Common Stock (cost $132,671,100)                                                                              146,622,266
Repurchase Agreement - 6.5%
                                                Bear Stearns & Company, Inc., 4.830%
                                                dated 4/28/06, maturing 5/1/06
                                                to be repurchased at $10,804,347
                                                collateralized by $11,767,217
                                                in U.S. Government Agencies
                                                4.50% - 5.00%, 8/25/25 - 10/15/32
                                                with a value of $11,016,044
   $                               10,800,000   (cost $10,800,000)                                                   10,800,000
Time Deposit - 4.8%
                                                 Dexia CLF Finance Co., ETD
                                    8,000,000    4.85%, 5/1/06 (cost $8,000,000)                                      8,000,000
                                                                                                              ----------------------
Total Investments (total cost $151,471,100)
-- 100%                                                                                                             165,422,266
Liabilities, net of Cash, Receivables and Other
Assets -- 0%                                                                                                            (51,376)
                                                                                                              ----------------------
Net Assets -- 100%                                                                                               $  165,370,890
                                                                                                              ----------------------


Summary of Investments by Country

                                                          % of Investments
Country                             Value                    Securities
---------------------------     ------------              ----------------
Bermuda                         $  5,775,428                    3.5%
Brazil                            10,261,535                    6.2%
Canada                             2,946,449                    1.8%
Cayman Islands                     6,415,966                    3.9%
China                                535,689                    0.3%
France                             2,168,909                    1.3%
India                              3,941,580                    2.4%
Italy                                604,784                    0.4%
Japan                              3,934,887                    2.4%
Mexico                             1,522,454                    0.9%
South Korea                        2,410,221                    1.5%
Taiwan                             1,646,117                    1.0%
United Kingdom                     3,628,972                    2.2%
United States++                  119,629,275                   72.2%
                                ------------              ----------------
Total                           $165,422,266                  100.0%


++Includes Short-Term Securities (61.0% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements.

                      46 Janus Growth Funds April 30, 2006

Janus Twenty Fund (unaudited) (closed to new investors)

TICKER: JAVLX

FUND SNAPSHOT

This focused growth fund invests in a concentrated portfolio of 20-30 companies, including many market leaders whose products and services are being used more often every day.

[SCOTT SCHOELSEL PHOTO]

Scott Schoelzel

portfolio manager

PERFORMANCE OVERVIEW

For the six months ended April 30, 2006, Janus Twenty Fund returned 7.46%. This compares to a 7.06% return for our primary benchmark, the Russell 1000(R)
Growth Index, and a 9.64% return for our secondary benchmark, the S&P 500(R) Index. In addition to the Fund's performance, the operating metrics of the Fund remained stellar. Turnover remained a modest 31%, and the Fund's expenses remained among the most competitive in the industry at 0.87%. These total results, when added to the peer-beating returns we have delivered over the past few years, add to our conviction that we continue to head in the right direction. Janus Twenty Fund remains in the top quartile of all Lipper Large Cap Growth Funds for the 1-, 3-, 5- and 10-year periods.

                                                               ONE YEAR         THREE YEARS         FIVE YEARS          TEN YEARS
                                                             ------------       ------------       -------------       ------------
Lipper Quartile                                                       1st                1st                 1st                1st
(Rank as of 4/30/06,
based on total return for Lipper Large-Cap Growth Funds)    (36 out of 698)    (6 out of 590)     (56 out of 474)     (2 out of 165)


I am particularly pleased with our performance during this period, as we had to navigate the reduction of two of our largest and longest-held positions, UnitedHealth Group and Genentech. One of the criticisms leveled at Janus over the years has been that we lacked a "sell discipline." Needless to say, I would argue otherwise, and I think these large, timely sales are illustrative of our selling prowess.

TWO OF OUR LARGEST AND LONGEST HELD POSITIONS WERE REDUCED

Our position in UnitedHealth was established many years ago, and we have watched it nearly triple in value as it grew to become one of the largest positions in the portfolio, cresting at just over 15% of the Fund's assets at its peak. We have begun to meaningfully reduce the position, with the bulk of the sales occurring during this six-month period. More specifically, we sold nearly 65% of the entire position (over 10 million shares) during the past six months at prices within 15% of UnitedHealth's all-time high, and before the controversy surrounding the timing of the pricing of the company's stock options for its senior executives became front-page news. In fairness, we had no idea UnitedHealth would become entangled in an option pricing investigation, but this occurred after the stock had begun to fall. Meanwhile, our proactive sales were based on the belief that there was some underappreciated maturation of the company's insured business, and our market surveys began to detect an increasingly competitive pricing environment.

During the period we also sold just over 50% of our position in biotechnology company, Genentech. Like UnitedHealth, Genentech was one of our largest and longest-held positions. Genentech had more than quadrupled in value since the stock was acquired, and there were certainly many opportunities to sell the stock along the way. Nevertheless, after nearly seven years we felt that much of what we had anticipated for the company in terms of new indications for their cancer-fighting lineup of bio-engineered drugs was more fully reflected in the price, and we began to cut the position size in half, with all of the sales occurring within 20% of the stock's all-time high.

To be fair, the reduction in these two positions was far from perfect. We didn't (nor was it our intention to) sell the positions to zero. We believe both investments still have merits, and while both detracted from Janus Twenty Fund's positive performance during the period, I am confident that the net result of our sales did indeed benefit the Fund's investors.

HOLDINGS ON THE POSITIVE SIDE OF THE LEDGER

Celgene, an emerging powerhouse in the biotechnology field, and ConocoPhillips, the vertically integrated international oil company contributed to Fund performance. I wrote about both of these companies in my last letter to you and, once again, they were among the Fund's strongest performers. In October, Celgene had just received approval for the sale of its cancer-fighting drug, Revlimid. Since that time, Revlimid sales have gotten off to a fast start and we are pleased with the company's progress. Of possibly greater interest, we anticipate that Celgene will receive additional approvals for use of Revlimid, which we believe should expand the company's market opportunities.

Our investment in ConocoPhillips continues to progress and is emblematic of the Funds' overweighted investment in the "oil complex." As we have said from the beginning, we are not believers in "$100 oil," but we do continue to believe there is

                      Janus Growth Funds April 30, 2006 47

Janus Twenty Fund (unaudited)

an ongoing tightness in the oil complex globally, and we have purchased the stocks we think are best positioned to capitalize on this ongoing opportunity. There is a lot of skepticism about the sustainability of the imbalances currently present in the oil markets, as evidenced by Conoco's very low price/earnings multiple* of 6. We continue to closely monitor supply increases, refining capacity and above all, global demand. While we expect continued volatility in these markets, we believe the natural decline curve of the world's reservoirs to be understated and the world's demand to be stronger than largely recognized, particularly in the Middle East.

FUND OUTLOOK

On the macro front, six months ago I thought we would start to see interest rates begin to crest and the year-over-year change in the price of oil begin to moderate, thereby laying the foundation for an improving equities market. At the time of this writing, neither has happened as quickly as I anticipated. Though oil has shown some signs of moderating (albeit at an overall higher level), the continued rise in interest rates has been of some concern. The Federal Reserve now has raised rates 14 consecutive times, yet gross domestic product growth continues to be stronger than expected with corresponding strength in the commodities markets, especially copper and gold. This, together with a continued weakness in the U.S. dollar, has the markets on edge. I do think that oil, commodities and interest rates will moderate, but the soft slowdown I was anticipating could end up being more abrupt. Despite these continued macroeconomic headwinds, we believe there are still companies that will continue to thrive in this environment, and I am confident that our analysts will continue to do masterful work in uncovering those opportunities for our investors. Finally, as has been the case for many years, not only am I the portfolio manager of Janus Twenty Fund, but I am also one of the Fund's largest investors; side by side with each of you.

Thank you for your continued confidence and investment in Janus Twenty Fund.

*Price earnings multiple is a valuation ratio of a company's current share price compared to its per-share earnings.

JANUS TWENTY FUND AT A GLANCE

5 LARGEST CONTRIBUTORS TO PERFORMANCE -- HOLDINGS

                                                                    CONTRIBUTION
                                                                    ------------
Celgene Corp.
Biopharmaceutical company - U.S.                                        1.65%
Occidental Petroleum Corp.
Crude oil and natural gas company - U.S.                                1.23%
Peabody Energy Corp.
Coal company - U.S.                                                     1.15%
Harrah's Entertainment, Inc.
Casino operator - U.S.                                                  0.94%
Goldman Sachs Group, Inc.
Investment banking and securities firm - U.S.                           0.73%


5 LARGEST DETRACTORS FROM PERFORMANCE -- HOLDINGS

                                                                    CONTRIBUTION
                                                                    ------------
Alcon, Inc. (U.S. Shares)
Eye care company - U.S.                                               (0.89%)
Genentech, Inc.
Biotechnology company - U.S.                                          (0.80%)
UnitedHealth Group, Inc
Organized health systems company - U.S.                               (0.79%)
eBay, Inc.
Online marketplace - U.S.                                             (0.44%)
Yahoo!, Inc.
Global Internet media company - U.S.                                  (0.28%)


5 LARGEST CONTRIBUTORS TO PERFORMANCE -- SECTORS

                                                                  FUND WEIGHTING
GROUP                                      FUND CONTRIBUTION     (% OF NET ASSETS)      PRIMARY BENCHMARK WEIGHTING
-----------------------------------        -----------------     -----------------      ---------------------------
Energy                                                4.40%               29.04%                               9.65%
Technology Hardware & Equipment                       1.18%                5.52%                               7.04%
Consumer Services                                     1.13%                3.66%                               1.65%
Pharmaceuticals & Biotechnology                       0.96%               16.81%                               7.88%
Banks                                                 0.73%                4.47%                               7.48%


5 LARGEST DETRACTORS FROM PERFORMANCE -- SECTORS

                                                                  FUND WEIGHTING
GROUP                                      FUND CONTRIBUTION     (% OF NET ASSETS)      PRIMARY BENCHMARK WEIGHTING
-----------------------------------        -----------------     -----------------      ---------------------------
Healthcare Equipment & Services                      (1.90%)               11.86%                               5.17%
Software & Services                                  (0.15%)               12.70%                               5.44%
Consumer Durables & Apparel                          (0.11%)                3.45%                               1.31%
Food Beverage & Tobacco                              (0.05%)                0.04%                               4.61%
Food & Staples Retailing                             (0.01%)                0.08%                               2.38%


                      48 Janus Growth Funds April 30, 2006

(unaudited)

5 LARGEST EQUITY HOLDINGS -- (% of Net Assets)

AS OF APRIL 30, 2006


ConocoPhillips
Oil Companies - Integrated              6.4%
Wells Fargo & Co.
Super-Regional Banks                    4.5%
Occidental Petroleum Corp.
Oil Companies - Integrated              4.4%
Celgene Corp.
Medical - Biomedical and Genetic        4.1%
Roche Holding A.G.
Medical - Drugs                         4.0%
                                     ------
                                       23.4%


ASSET ALLOCATION -- (% of Net Assets)

AS OF APRIL 30, 2006

(PIE CHART)

Common Stock                   85.5%
Cash and Cash Equivalents      14.5%

5 LARGEST COUNTRY ALLOCATIONS -- (% of Investment Securities)

(BAR CHARTS)

                                AS OF APRIL 30, 2006
                           ------------------------------
United States                         81.4%
Switzerland                            9.2%
Canada                                 4.3%
United Kingdom                         3.5%
Bermuda                                1.0%


                               AS OF OCTOBER 31, 2005
                           ------------------------------
United States                         83.5%
Switzerland                           10.4%
United Kingdom                         3.2%
Canada                                 2.9%


                      Janus Growth Funds April 30, 2006 49

Janus Twenty Fund (unaudited)

PERFORMANCE

(PERFORMANCE GRAPH}

                                                     Initial investment of $10,000
                           JANUS TWENTY FUND        S & P 500(R) INDEX           RUSSELL 1000(R) GROWTH INDEX
                           -----------------        -------------------          --------------------------------
4/30/1996                     10,000                      10,000                                     10,000
4/30/1998                     18,772                      17,652                                     17,344
4/30/2000                     41,155                      23,682                                     27,996
4/30/2002                     17,863                      18,008                                     15,154
4/30/2004                     20,584                      19,183                                     15,789
4/30/2006                     27,645                      23,544                                     18,259


Average Annual Total Return -- for the periods ended April 30, 2006

                                   FISCAL              ONE               FIVE              TEN                SINCE
                                YEAR-TO-DATE           YEAR              YEAR              YEAR             INCEPTION*
                                -------------      ------------      ------------      -------------        ----------
Janus Twenty Fund                        7.46%            24.20%             2.05%             10.70%            13.48%
Russell 1000(R)
Growth Index                             7.06%            15.18%            (0.76)%             6.21%            11.33%
S&P 500(R) Index                         9.64%            15.42%             2.70%              8.94%            12.64%
Lipper Quartile                          N/A                1st               1st                1st               1st
Lipper Ranking - based
on total return for
Large-Cap Growth
Funds                                    N/A**           36/698            56/474             2/165             1/40


 Visit janus.com to view up to date performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*The Fund's inception date -- April 30, 1985

**The Fund's fiscal year-to-date Lipper ranking is not available.

See "Explanations of Charts, Tables and Financial Statements."

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

The Fund is classified as "nondiversified," meaning it has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." Nondiversified funds may experience greater price volatility.

Concentration may lead to greater price volatility.

Due to certain investment strategies, the Fund may have an increased position in cash for temporary defensive purposes.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Closed to new investors.

Returns have sustained significant gains due to market volatility in the healthcare sector.

FUND EXPENSES

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

                                             BEGINNING ACCOUNT VALUE     ENDING ACCOUNT VALUE     EXPENSES PAID DURING PERIOD
EXPENSE EXAMPLE                                    (11/1/05)                   (4/30/06)              (11/1/05-4/30/06)*
----------------------                       -----------------------     --------------------     ---------------------------
Actual                                       $              1,000.00     $           1,074.60     $                      4.53
Hypothetical (5% return before expenses)     $              1,000.00     $           1,020.43     $                      4.41


*Expenses are equal to the annualized expense ratio of 0.88%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                      50 Janus Growth Funds April 30, 2006

Janus Twenty Fund

Schedule of Investments (unaudited)

As of April 30, 2006

Shares or Principal Amount                                                                                            Value
-----------------------------------------------                                                               ----------------------
Common Stock - 85.5%
Agricultural Chemicals - 5.3%
                                                Potash Corporation of Saskatchewan, Inc.
                                   2,448,265    (U.S. Shares)                                                    $  231,801,730
                                   2,064,226    Syngenta A.G.*                                                      287,946,378
                                                                                                              ----------------------
                                                                                                                    519,748,108
Agricultural Operations - 1.0%
                                   1,877,315    Bunge, Ltd.#                                                        100,154,755
Athletic Footwear - 2.0%
                                   2,365,465    NIKE, Inc. - Class B#                                               193,589,656
Casino Hotels - 3.8%
                                   4,535,340    Harrah's Entertainment, Inc.#                                       370,265,158
Coal - 2.5%
                                   3,867,870    Peabody Energy Corp.#                                               247,002,178
Computers - 4.2%
                                   2,893,185    Apple Computer, Inc.*                                               203,651,292
                                   2,645,620    Research In Motion, Ltd. (U.S. Shares)*,#                           202,733,861
                                                                                                              ----------------------
                                                                                                                    406,385,153
Computers - Memory Devices - 0.8%
                                   6,032,545    EMC Corp.*                                                           81,499,683
Cosmetics and Toiletries - 3.4%
                                   5,694,740    Procter & Gamble Co.                                                331,490,815
E-Commerce/Services - 1.0%
                                   2,825,268    eBay, Inc.*.#                                                        97,217,472
Entertainment Software - 3.8%
                                   6,540,970    Electronic Arts, Inc.*                                              371,527,096
Finance - Consumer Loans - 0.4%
                                     812,550    SLM Corp.                                                            42,967,644
Finance - Investment Bankers/Brokers - 3.3%
                                   2,012,435    Goldman Sachs Group, Inc.                                           322,573,206
Food - Retail - 0.3%
                                     527,555    Whole Foods Market, Inc.#                                            32,381,326
Machinery - Farm - 1.0%
                                   1,147,550    Deere & Co.                                                         100,731,939
Medical - Biomedical and Genetic - 7.2%
                                   9,580,736    Celgene Corp.*                                                      403,923,830
                                   3,703,431    Genentech, Inc.*,#                                                  295,200,485
                                                                                                              ----------------------
                                                                                                                    699,124,315
Medical - Drugs - 4.0%
                                   2,574,542    Roche Holding A.G.                                                  395,875,794
Medical - HMO - 3.0%
                                   5,923,260    UnitedHealth Group, Inc.                                            294,622,952
Oil Companies - Exploration and Production -
6.0%
                                   5,268,280    Apache Corp.                                                        374,258,611
                                   3,052,487    EOG Resources, Inc.#                                                214,376,162
                                                                                                              ----------------------
                                                                                                                    588,634,773
Oil Companies - Integrated - 16.4%
                                   1,348,515    Amerada Hess Corp.#                                                 193,201,744

                                   4,764,910    BP PLC (ADR)#                                                       351,269,165
                                   9,273,605    ConocoPhillips                                                      620,404,176
                                   4,188,610    Occidental Petroleum Corp.                                          430,337,791
                                                                                                              ----------------------
                                                                                                                  1,595,212,876
Oil Refining and Marketing - 2.2%
                                   3,333,975    Valero Energy Corp.                                                 215,841,542
Optical Supplies - 2.4%
                                   2,280,710    Alcon, Inc. (U.S. Shares)#                                          231,971,014
Retail - Apparel and Shoe - 0.6%
                                   1,467,404    Industria de Diseno Textil S.A.                                      59,704,000
Retail - Restaurants - 0.7%
                                   1,883,830    Starbucks Corp.*,#                                                   70,210,344


Shares or Principal Amount                                                                                            Value
------------------------------------------------                                                              ----------------------
Super-Regional Banks - 4.5%
                                   6,354,825    Wells Fargo & Co.                                                $  436,512,929
Therapeutics - 1.0%
                                   2,000,000    Amylin Pharmaceuticals, Inc.*,#                                      87,100,000
Web Portals/Internet Service
Providers - 2.7%
                                     626,395    Google, Inc. - Class A*,#                                           261,795,526
Wireless Equipment - 2.0%
                                   3,701,505    QUALCOMM, Inc.                                                      190,035,267
                                                                                                              ----------------------
Total Common Stock (cost $5,664,599,433)                                                                          8,344,175,521
Money Market - 11.9%
200,000,000 Janus Government Money
Market Fund 4.76%                                                                                                   200,000,000
485,000,000 Janus Institutional Cash Reserves
Fund 4.83%                                                                                                          485,000,000
                                 475,000,000    Janus Money Market Fund, 4.77%                                      475,000,000
                                                                                                              ----------------------
Total Money Market (cost $1,160,000,000)                                                                          1,160,000,000
Other Securities - 3.6%
                                                State Street Navigator Securities Lending
                                 355,131,715    Prime Portfolio+ (cost $355,131,715)                                355,131,715
Repurchase Agreements - 0.9%
$41,600,000 Bear Stearns & Company, Inc.,
4.830%
dated 4/28/06, maturing 5/1/06
to be repurchased at $41,616,744
collateralized by $45,325,577
in U.S. Government Agencies
4.50% - 5.00%, 8/25/25 - 10/15/32
with a value of $42,432,170                      (cost $41,600,000)                                                  41,600,000
48,700,000 Fortis Bank N.V., 4.850%
dated 4/28/06, maturing 5/1/06
to be repurchased at $48,719,683
collateralized by $60,754,512
in U.S. Government Agencies
5.048% - 7.125%, 2/15/23 - 10/25/35
with a value of $49,674,057                      (cost $48,700,000)                                                  48,700,000
                                                                                                              ----------------------
Total Repurchase Agreements (cost $90,300,000)                                                                       90,300,000
Short-Term Corporate Note - 0.3%
                                                 Wells Fargo & Co., 4.84%, 5/24/06
                                  25,000,000     (amortized cost $24,922,694)                                        24,922,694
Time Deposit - 0.2%
                                                 Dexia CLF Finance Co., ETD
                                  19,700,000     4.85%, 5/1/06 (cost $19,700,000)                                    19,700,000
                                                                                                              ----------------------
Total Investments (total cost $7,314,653,842)
-- 102.4%                                                                                                         9,994,229,930
Liabilities, net of Cash, Receivables and
Other Assets -- (2.4)%                                                                                             (238,766,149)
                                                                                                              ----------------------
Net Assets -- 100%                                                                                               $9,755,463,781


Summary of Investments by Country

                                        % of Investment
Country                  Value            Securities
---------------     ---------------     ---------------
Bermuda             $   100,154,755                 1.0%
Canada                  434,535,591                 4.3%
Spain                    59,704,000                 0.6%
Switzerland             915,793,186                 9.2%
United Kingdom          351,269,165                 3.5%
United States++       8,132,773,233                81.4%
                    ---------------     ---------------
Total               $ 9,994,229,930               100.0%


++ Includes Short-Term Securities and Other Securities (64.9% excluding Short-Term Securities and Other Securities)

See Notes to Schedules of Investments and Financial Statements.

                      Janus Growth Funds April 30, 2006 51

Janus Venture Fund (unaudited) (closed to new investors)

TICKER: JAVTX

FUND SNAPSHOT

This growth fund focuses on small companies, where there's less Wall Street coverage and more opportunity for a research edge.

(WILL BALES PHOTO)

Will Bales

portfolio manager

PERFORMANCE OVERVIEW

Volatile energy markets and the Federal Reserve's unwavering campaign to raise short-term interest rates dimmed investor enthusiasm at the end of 2005. Overshadowing solid corporate profit growth and healthy gross domestic product reports, the malaise weighed on consumers, who responded with a relatively lackluster holiday shopping season. In the first three months of 2006, however, there was a strong rally across several major equity indices, with the S&P 500(R) Index posting its best first-quarter performance in six years. Despite a strong earnings season and healthy financial indicators, enthusiasm was somewhat dampened by fears of consumer spending slowing as oil prices exceeded $70 per barrel, and the expectation that the Federal Reserve would continue its steady inching up of interest rates. In this environment, Janus Venture Fund returned 22.17%, outperforming both its primary and secondary benchmarks, the Russell 2000(R) Growth Index and the Russell 2000(R) Index, which returned 20.31% and 18.91%, respectively.

HOLDINGS THAT CONTRIBUTED TO FUND PERFORMANCE

The strongest contributor to the Fund's performance over the six-month period from November 2005 to April 30, 2006 was Ultimate Software, a provider of web-based payroll and employee management software geared toward helping mid-sized companies more efficiently manage employee communications, benefits, payroll and staffing functions. Ultimate Software's method of charging per employee per month is achieving scale in terms of both the number of customers overall and the number of large customers in particular, which has enabled the company to raise its prices. With its recurring revenue-type model and current pricing power, Ultimate appears to be solidifying its position in the industry.

Also posting positive returns was documentation company American Reprographics, which advanced as the market increasingly recognized the viability of its business plan. By digitizing the blueprint and document development process for the architectural and construction industries, among others, American Reprographics is streamlining a traditionally time- and labor-intensive process.

Within the financial sector, the International Securities Exchange (ISE), an electronic exchange for options trading located in New York, continued to show significant year-over-year growth. As a result it contributed significantly to our performance. Created by former E*TRADE and New York Stock Exchange executives, ISE was demutualized in 2002, and has since become the world's largest equity options exchange based on volume. Consolidation discussions among exchanges worldwide have generated a great deal of interest in recent years, and more consolidations are anticipated. The exchanges have very good business models due to their incremental margins, which is attractive to investors seeking potential gains in unpredictable markets.

HOLDINGS THAT DETRACTED FROM FUND PERFORMANCE

On the downside, SeraCare Life Sciences, a manufacturer of diagnostic tests for various diseases, was the Fund's poorest performer during the period. At the end of 2005, a recently hired audit firm had expressed concerns over the company's revenue recognition practices. We discussed the matter with management and found that due to differing client requirements, there are a myriad of ways the customers accepted products from the company. We were convinced that SeraCare's fundamentals were sound and felt that the company's problems would prove to be short-lived, and padded our stake as a result. However, in March, the company's internal audit committee recommended restating the financial statements for up to three quarters. Shortly thereafter, as there was no way to value the company without the restatements, SeraCare was delisted by NASDAQ and the Securities and Exchange Commission, and we sold our entire position.

Another disappointment came from medical device firm FoxHollow Technologies. The company developed a catheter device -- the Silver Hawk -- that treats peripheral artery disease, which affects blood flow through the legs. While conducting ongoing studies into the effectiveness of its device, FoxHollow continued aggressive marketing efforts, which resulted in near-term pressure on earnings. In turn, the CEO, Robert Thomas, stepped aside. We continue to believe in the firm and decided to increase our stake on the weakness at the end of 2005, though we are watching new developments closely.

Optimal Group, an online payment processing company, lagged on uncertainty regarding Internet gaming. A large

                      52 Janus Growth Funds April 30, 2006

(unaudited)

portion of Optimal's business is credit card processing for international online gambling. The entire industry is currently down because of uncertainty regarding whether Congress will legalize or prohibit Internet gaming.

LOOKING AHEAD

Although it looks as if the Fed may be close to ending its rate-hike campaign, the behavior of long-term rates, which moved little through 2005, continues to lurk as an unknown in 2006. Any sharp moves could further dampen consumer attitudes, as could the worsening turmoil in the energy markets. In addition, the direction of the housing market is uncertain and there are whispers of a global slowdown. These headwinds will not change our long-term focus on investing in small-cap companies with promising growth potential.

Thank you for your continued investment with Janus.

JANUS VENTURE FUND AT A GLANCE

5 LARGEST CONTRIBUTORS TO PERFORMANCE -- HOLDINGS

                                                                    CONTRIBUTION
                                                                    ------------
Ultimate Software Group, Inc.
Web-based payroll software solutions provider - U.S.                    1.36%
Submarino S.A.
Internet retailer - Brazil                                              1.32%
Equinix, Inc.
Internet exchange services producer - U.S.                              1.18%
American Reprographics Co.
Reprographic technology and services provider - U.S.                    1.06%
International Securities Exchange, Inc.
Fully electronic equity trading platform provider - U.S.                1.00%


5 LARGEST DETRACTORS FROM PERFORMANCE -- HOLDINGS

                                                                    CONTRIBUTION
                                                                    ------------
SeraCare Life Sciences, Inc.
Plasma-based diagnostic products producer - U.S.                       (0.61%)
Axesstel, Inc.
Developer of broadband data products for
telecommunications markets - U.S.                                      (0.33%)
FoxHollow Technologies, Inc.
Medical devices producer - U.S.                                        (0.32%)
Optimal Robotics Corp. - Class A (U.S. Shares)
Payments and services company - U.S.                                   (0.25%)
Idenix Pharmaceuticals, Inc.
Biopharmaceutical company - U.S.                                       (0.25%)


5 LARGEST CONTRIBUTORS TO PERFORMANCE -- SECTORS

                                                                         FUND WEIGHTING
GROUP                                       FUND CONTRIBUTION           (% OF NET ASSETS)          PRIMARY BENCHMARK WEIGHTING
--------------------------------            -----------------           -----------------          ---------------------------
Software & Services                                     6.57%                      22.76%                                7.58%
Commercial Services & Supplies                          3.11%                      10.45%                                3.46%
Diversified Financials                                  2.17%                       4.23%                                2.06%
Healthcare Equipment & Services                         2.08%                      15.95%                                6.87%
Energy                                                  2.07%                       6.60%                                6.44%


5 LOWEST CONTRIBUTORS/DETRACTORS TO PERFORMANCE -- SECTORS

                                                                         FUND WEIGHTING
GROUP                                       FUND CONTRIBUTION           (% OF NET ASSETS)          PRIMARY BENCHMARK WEIGHTING
--------------------------------            -----------------           -----------------          ---------------------------
Pharmaceuticals & Biotechnology                        (0.23%)                      5.42%                                5.57%
Telecommunication Services                             (0.04%)                      0.99%                                1.42%
Utilities                                               0.00%                       0.00%                                2.38%
Household & Personal Products                           0.00%                       0.00%                                0.53%
Food & Staples Retailing                                0.00%                       0.00%                                0.80%


                      Janus Growth Funds April 30, 2006 53

Janus Venture Fund (unaudited)

5 LARGEST EQUITY HOLDINGS -- (% of Net Assets)

AS OF APRIL 30, 2006


Ultimate Software Group, Inc.
Enterprise Software/Services                               3.1%
Jarden Corp.
Consumer Products - Miscellaneous                          2.4%
CoStar Group, Inc.
Commercial Services                                        2.3%
Submarino S.A.
E-Commerce/Products                                        2.3%
TALX Corp.
Computers - Voice Recognition                              2.1%
                                                 ---------------------
                                                          12.2%


ASSET ALLOCATION -- (% of Net Assets)

AS OF APRIL 30, 2006


(PIE CHART)

Common Stock                        99.8%
Warrants                             0.2%


Emerging markets comprised 5.0% of total net assets.

*Includes cash and cash equivalents of (0.2)%.

5 LARGEST COUNTRY ALLOCATIONS -- (% of Investment Securities)

(BAR CHARTS)

                            AS OF APRIL 30, 2006
                           ----------------------
United States                      88.7%
Canada                              6.0%
Brazil                              3.5%
Bermuda                             1.3%
India                               0.5%


                           AS OF OCTOBER 31, 2005
                           ----------------------
United States                      89.8%
Canada                              7.1%
Brazil                              2.1%
Bermuda                             1.0%


                      54 Janus Growth Funds April 30, 2006

(unaudited)

PERFORMANCE

Average Annual Total Return --for the periods ended April 30, 2006

                               FISCAL            ONE             FIVE            TEN                SINCE
                            YEAR-TO-DATE        YEAR             YEAR            YEAR             INCEPTION*
                            ------------    ------------     ------------    ------------        ------------
Janus Venture Fund                 22.17%          32.58%            9.14%           9.29%              13.88%
Russell 2000(R)
Growth Index                       20.31%          36.13%            6.05%           4.70%               8.43%
Russell 2000(R) Index              18.91%          33.47%           10.90%           9.58%              11.27%
Lipper Quartile                      N/A             3rd              1st             2nd                 1st
Lipper Ranking - based
on total return for
Small-Cap Growth
Funds                              N/A**         311/533           70/363          44/117                1/10

(PERFORMANCE GRAPH)

                                                Initial Investment of $10,000
                       JANUS VENTURE     RUSSELL 2000(R) INDEX         RUSSELL 2000(R) GROWTH INDEX
                       -------------     -------------------------     --------------------------------
4/30/1996                  10,000                  10,000                            10,000
4/30/1998                  12,062                  14,248                            12,424
4/30/2000                  24,712                  15,311                            15,707
4/30/2002                  15,363                  15,866                            10,797
4/30/2004                  17,546                  17,854                            11,694
4/30/2006                  24,321                  24,953                            15,831


 Visit janus.com to view up to date performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*The Fund's inception date -- April 30, 1985

**The Fund's fiscal year-to-date Lipper ranking is not available.

See "Explanations of Charts, Tables and Financial Statements."

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

Funds that emphasize investments in smaller companies may experience greater price volatility.

The Fund has been significantly impacted, either positively or negatively, by investing in initial public offerings ("IPOs").

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Closed to new investors.

FUND EXPENSES

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

                                             BEGINNING ACCOUNT VALUE     ENDING ACCOUNT VALUE     EXPENSES PAID DURING PERIOD
EXPENSE EXAMPLE                                    (11/1/05)                  (4/30/06)                (11/1/05-4/30/06)*
----------------------------------------     -----------------------     --------------------     ---------------------------
Actual                                       $              1,000.00     $           1,221.70     $                     5.01
Hypothetical (5% return before expenses)     $              1,000.00     $           1,020.28     $                     4.56


*Expenses are equal to the annualized expense ratio of 0.91%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).


                      Janus Growth Funds April 30, 2006 55

Janus Venture Fund

Schedule of Investments (unaudited)

As of April 30, 2006

Shares or Principal Amount                                                                                            Value
-----------------------------------------------                                                                ---------------------
Common Stock - 100.0%
Advanced Materials/Products - 0.8%
                                     215,851    Ceradyne, Inc.*'#                                                $   11,440,103
Aerospace and Defense - 0.5%
                                     301,305    TransDigm Group, Inc.*                                                7,451,273
Apparel Manufacturers - 3.8%
                                     391,625    Carter's, Inc.*'#                                                    26,379,859
                                     810,655    Quiksilver, Inc.*'#                                                  11,081,654
                                     514,154    Volcom, Inc.*'#                                                      18,339,873
                                                                                                               ---------------------
                                                                                                                     55,801,386
Applications Software - 2.4%
                                     687,310    American Reprographics Co.*'#                                        24,378,885
                                     610,060    Quest Software, Inc.*'#                                              10,499,133
                                                                                                               ---------------------
                                                                                                                     34,878,018
Auction House - Art Dealer - 1.0%
                                     462,760    Sotheby's Holdings, Inc. - Class A*'#                                13,878,172
Building - Residential and Commercial - 0.4%
                                     148,000    Rossi Residencial S.A.                                                1,560,134
                                     190,580    WCI Communities, Inc.*'#                                              4,884,566
                                                                                                               ---------------------
                                                                                                                      6,444,700
Commercial Banks - 0.1%
                                      23,190    SVB Financial Group*,#                                                1,177,356
Commercial Services - 3.6%
                                     610,295    CoStar Group, Inc.*                                                  34,451,152
                                   2,346,939    Intermap Technologies, Ltd.*,L.                                      12,951,669
                                     115,690    Providence Service Corp.*'#                                           3,623,411
                                     346,800    Traffic.com, Inc.*'#                                                  2,174,436
                                                                                                               ---------------------
                                                                                                                     53,200,668
Commercial Services - Finance - 3.3%
                                     193,212    Bankrate, Inc.*'#                                                     9,326,343
                                     615,431    Euronet Worldwide, Inc.*'#                                           21,995,503
                                     544,620    Heartland Payment Systems, Inc.*'#                                   14,290,829
                                      91,715    Wright Express Corp.*'#                                               2,823,905
                                                                                                               ---------------------
                                                                                                                     48,436,580
Computer Services - 1.4%
                                   3,080,025    LivePerson, Inc.*,L.                                                 21,159,772
Computer Software - 1.2%
                                     813,544    Blackbaud, Inc.                                                      17,092,559
Computers - Voice Recognition - 2.1%
                                   1,214,822    TALX Corp.#,L.                                                       31,597,520
Consulting Services - 4.0%
                                     478,300    Advisory Board Co.*'#                                                26,842,195
                                     643,125    Huron Consulting Group, Inc.*'#                                      22,863,094
                                     446,125    Navigant Consulting, Inc.*'#                                          9,404,315
                                                                                                               ---------------------
                                                                                                                     59,109,604
Consumer Products - Miscellaneous - 2.4%
                                   1,044,990    Jarden Corp.*'#                                                      35,529,660
Data Processing and Management - 1.8%
                                   2,158,853    Infocrossing, Inc.*'#,L.                                             26,920,897
Dialysis Centers - 0%
                                      13,350    Dialysis Corporation of America*                                        168,477


Shares or Principal Amount                                                                                            Value
------------------------------------------------                                                               ---------------------
Direct Marketing - 1.6%
                                   1,704,932    ValueVision Media, Inc.*,L.                                      $   21,311,650
                                     211,690    ValueVision Media, Inc. - Class A*                                    2,646,125
                                                                                                               ---------------------
                                                                                                                     23,957,775
Distribution/Wholesale - 1.8%
                                     481,880    Beacon Roofing Supply, Inc.*'#                                       17,829,560
                                     249,889    MWI Veterinary Supply, Inc.*'#                                        8,883,554
                                                                                                               ---------------------
                                                                                                                     26,713,114
Drug Delivery Systems - 0.8%
                                     904,930    I-Flow Corp.*'#                                                      12,379,442
E-Commerce/Products - 2.4%
                                      29,670    Baby Universe, Inc.*'#                                                  265,843
                                      46,420    Blue Nile, Inc.*'#                                                    1,615,416
                                   1,235,550    Submarino S.A.*                                                      33,449,246
                                                                                                               ---------------------
                                                                                                                     35,330,505
E-Commerce/Services - 0.5%
                                   4,957,152    Workstream, Inc. (U.S. Shares)*,L.                                    6,692,155
E-Marketing/Information - 1.2%
                                     232,475    Liquidity Services, Inc.*                                             3,136,088
                                     896,380    ValueClick, Inc.*,#                                                  15,104,003
                                                                                                               ---------------------
                                                                                                                     18,240,091
E-Services/Consulting - 1.0%
                                     804,165    GSI Commerce, Inc.*                                                  14,064,846
Electronic Components - Semiconductors
- 0.7%
                                   1,011,147    MIPS Technologies, Inc.*                                              7,492,600
                                      92,675    SiRF Technology Holdings, Inc.*                                       3,164,851
                                                                                                               ---------------------
                                                                                                                     10,657,451
Electronic Measuring Instruments - 1.0%
                                     296,781    Trimble Navigation, Ltd.*'#                                          14,061,484
Enterprise Software/Services - 5.0%
                                     183,440    Emageon, Inc.*'#                                                      3,256,060
                                   1,927,879    Omnicell, Inc.*,L.                                                   25,679,348
                                   1,775,000    Ultimate Software Group, Inc.*,L.                                    45,386,749
                                                                                                               ---------------------
                                                                                                                     74,322,157
Entertainment Software - 0.3%
                                   1,943,905    Excapsa Software, Inc.*                                               3,987,916
Finance - Investment Bankers/Brokers - 0.9%
                                     417,485    optionsXpress Holdings, Inc.                                         13,150,778
Finance - Other Services - 2.0%
                                     624,060    International Securities Exchange, Inc.#                             27,427,437
                                     185,015    MarketAxess Holdings, Inc.*                                           2,064,767
                                                                                                               ---------------------
                                                                                                                     29,492,204
Food - Canned - 0.8%
                                     468,575    TreeHouse Foods, Inc.*                                               12,276,665
Footwear and Related Apparel - 0.3%
                                     160,845    Crocs, Inc.*,#                                                        4,809,266
Gambling - Non-Hotel - 1.1%
                                   1,528,091    Century Casinos, Inc.*,L.                                            15,449,000
Hotels and Motels - 2.2%
                                     174,740    Four Seasons Hotels, Inc.                                             9,439,455
                                     569,445    Orient-Express Hotel, Ltd. - Class A                                 23,347,245
                                                                                                               ---------------------
                                                                                                                     32,786,700


See Notes to Schedules of Investments and Financial Statements.


                      56 Janus Growth Funds April 30, 2006

Schedule of Investments (unaudited)

As of April 30, 2006

Shares or Principal Amount                                                                                            Value
------------------------------------------------                                                               ---------------------
Human Resources - 1.9%
                                     347,695    Barrett Business Services, Inc.*                                 $    9,186,102
                                     334,420    Kenexa Corp.*'#                                                      11,112,777
                                     298,770    Resources Connection, Inc.*'#                                         8,036,913
                                                                                                               ---------------------
                                                                                                                     28,335,792
Industrial Audio and Video Products - 1.0%
                                     794,468    Sonic Solutions*'#                                                   14,077,973
Internet Applications Software - 0.8%
                                     354,835    DealerTrack Holdings, Inc.*'#                                         7,912,820
                                     229,610    Vocus, Inc.*'#                                                        3,503,849
                                                                                                               ---------------------
                                                                                                                     11,416,669
Internet Content - Entertainment - 0.8%
                                   2,308,435    Harris Interactive, Inc.*'#                                          11,149,741
Investment Companies - 0.3%
                                     230,960    UTEK Corp.*                                                           3,736,933
Investment Management and Advisory Services -
0.8%
                                     302,505    Calamos Asset Management, Inc. - Class A#                            11,725,094
Leisure and Recreation Products - 0.2%
                                      94,050    WMS Industries, Inc.*'#                                               2,939,063
Marine Services - 0.4%
                                   1,748,955    Odyssey Marine Exploration, Inc.*'#                                   6,173,811
Medical - Biomedical and Genetic - 0.2%
                                     139,240    Coley Pharmaceutical Group*'#                                         2,226,448
Medical - Drugs - 0.7%
                                     176,305    Adams Respiratory Therapeutics, Inc.*'#                               7,561,721
                                      50,000    Cubist Pharmaceuticals, Inc.*                                         1,133,500
                                     196,264    Idenix Pharmaceuticals, Inc.*'#                                       1,970,491
                                                                                                               ---------------------
                                                                                                                     10,665,712
Medical - HMO - 2.6%
                                     973,779    Centene Corp.*                                                       25,016,383
                                     325,130    WellCare Health Plans, Inc.*'#                                       13,616,444
                                                                                                               ---------------------
                                                                                                                     38,632,827
Medical - Hospitals - 1.4%
                                                United Surgical Partners
                                     642,502    International, Inc.*'#                                             21,208,991
Medical - Outpatient and Home Medical Care -
3.1%
                                   1,549,375    Hythiam, Inc.*'#,L.                                                  13,851,413
                                     602,940    LHC Group LLC*'#                                                     10,491,156
                                     852,209    Radiation Therapy Services, Inc.*'#                                  21,773,939
                                                                                                               ---------------------
                                                                                                                     46,116,508
Medical - Wholesale Drug Distributors - 0.3%
                                   6,100,000    DrugMax, Inc.*,L.                                                     3,965,000
                                     590,098    DrugMax, Inc.*                                                          383,564
                                                                                                               ---------------------
                                                                                                                      4,348,564
Medical Instruments - 2.7%
                                      41,974    CONMED Corp.                                                            915,453
                                     259,605    Dexcom, Inc.*'#                                                       6,531,662
                                     464,590    ev3, Inc.*'#                                                          7,289,417
                                     298,150    FoxHollow Technologies, Inc.*'#                                       9,287,373
                                      92,485    Intuitive Surgical, Inc.*                                            11,745,594
                                      92,970    Ventana Medical Systems, Inc.*'#                                      4,527,639
                                                                                                               ---------------------
                                                                                                                     40,297,138
Medical Labs and Testing Services - 0.2%
                                     142,544    Bio-Reference Laboratories, Inc.*'#                                   2,722,590


Shares or Principal Amount                                                                                            Value
------------------------------------------------                                                               ---------------------
Medical Products - 1.3%
                                     939,425    PSS World Medical, Inc.*'#                                       $   16,947,227
                                     665,834    ThermoGenesis Corp.*'#                                                2,749,894
                                                                                                               ---------------------
                                                                                                                     19,697,121
Miscellaneous Manufacturing - 1.2%
                                     505,410    American Railcar Industries, Inc.                                    18,043,137
Motion Pictures and Services - 1.9%
                                                Lions Gate Entertainment Corp.
                                   2,880,100    (U.S. Shares)*                                                       28,138,577
Music - 0.5%
                                   3,562,500    Genius Products, Inc.*,(O),(S),L.                                 5,775,525
                                   1,187,500    Genius Products, Inc.*                                                2,291,875
                                                                                                               ---------------------
                                                                                                                      8,067,400
Office Furnishings - Original - 0.8%
                                     545,040    Knoll, Inc.#                                                         11,854,620
Oil - Field Services - 1.9%
                                     229,860    Basic Energy Services, Inc.*'#                                        7,661,234
                                     168,592    Flint Energy Services, Ltd.*                                          9,575,235
                                     644,820    Key Energy Services, Inc.*'#                                         11,019,974
                                                                                                               ---------------------
                                                                                                                     28,256,443
Oil Companies - Exploration and Production -
2.3%
                                     277,860    Carrizo Oil & Gas, Inc.*'#                                            8,163,527
                                     103,235    Complete Production Services, Inc.*                                   2,728,501
                                   1,157,115    Gasco Energy, Inc.*'#                                                 6,479,844
                                     518,645    Western Oil Sands, Inc. - Class A*                                   15,683,903
                                                                                                               ---------------------
                                                                                                                     33,055,775
Optical Recognition Equipment - 1.0%
                                                Optimal Robotics Corp. - Class A
                                     951,750    (U.S. Shares)*'#                                                     14,647,433
Pharmacy Services - 1.2%
                                     446,875    HealthExtras, Inc.*'#                                                12,986,188
                                   1,591,512    Ronco Fi-Tek, Inc.*,(O),(S),L.                                        5,100,000
                                                                                                               ---------------------
                                                                                                                     18,086,188
Quarrying - 0.2%
                                                Birch Mountain Resources, Ltd.
                                     277,245    (U.S. Shares)*'#                                                      2,059,930
Real Estate Operating/Development - 0.3%
                                     454,470    Gafisa S.A.*                                                          4,638,338
REIT - Mortgages - 0.8%
                                     503,349    CapitalSource, Inc.#                                                 11,828,702
Research and Development - 0.3%
                                     185,350    PRA International*'#                                                  4,311,241
Resorts and Theme Parks - 0.6%
                                     236,755    Intrawest Corp. (U.S. Shares)                                         8,499,505
Retail - Apparel and Shoe - 0.2%
                                     185,355    Bebe Stores, Inc.                                                     3,277,076
Retail - Computer Equipment - 0.5%
                                     394,085    Insight Enterprises, Inc.*'#                                          7,791,060
Retail - Petroleum Products - 2.1%
                                     763,405    World Fuel Services Corp.#                                           30,566,736
Semiconductor Components/Integrated Circuits -
0.5%
                                     202,857    Hittite Microwave Corp.*'#                                            7,893,166
Sugar - 0.6%
                                   2,077,918    Balrampur Chini Mills, Ltd.                                           8,705,042


See Notes to Schedules of Investments and Financial Statements.


                      Janus Growth Funds April 30, 2006 57

Janus Venture Fund

Schedule of Investments (unaudited)

As of April 30, 2006

Shares or Principal Amount                                                                                            Value
------------------------------------------------                                                              ----------------------
Telecommunication Services - 1.0%
                                      422,685    NeuStar, Inc. - Class A*'#                                      $   14,836,244
Therapeutics - 2.9%
                                      718,850    MGI Pharma, Inc.*'#                                                 13,428,118
                                      246,796    Neurocrine Biosciences, Inc.*                                       14,156,219
                                      202,080    United Therapeutics Corp.*                                          12,033,864
                                      543,405    ViaCell, Inc.*'#                                                     3,146,315
                                                                                                              ----------------------
                                                                                                                     42,764,516
Toys - 1.4%
                                    1,078,010    Marvel Entertainment, Inc.*'#                                       21,031,975
Transactional Software - 1.7%
                                      893,710    Open Solutions, Inc.*'#                                             24,326,786
Transportation - Railroad - 1.7%
                                      397,700    All America Latina Logistica (GDR)                                  25,155,907
Transportation - Services - 1.1%
                                      491,425    Pacer International, Inc.#                                          16,850,963
Travel Services - 0.1%
                                    1,145,454    OneTravel Holdings, Inc.*,L.                                           630,000
Web Hosting/Design - 2.1%
                                      473,610    Equinix, Inc.*                                                      31,210,899
------------------------------------------------                                                              ----------------------
     Total Common Stock (cost $1,005,548,027)                                                                     1,474,656,928


Shares or Principal Amount                                                                                            Value
------------------------------------------------                                                              ----------------------
Preferred Stock - 0%
Computers - Peripheral Equipment - 0%
                                                 Candescent Technologies Corp. -
                                      665,000    Series E(B),o,(O) (cost $3,657,500)                             $            0
Warrants - 0.2%
Data Processing and Management - 0.2%
                                                 Infocrossing, Inc. - expires
                                      521,660    10/16/08(B),(O)                                                      2,404,853
Medical - Wholesale Drug Distributors - 0%
                                                 DrugMax, Inc. - expires
                                    3,050,000    9/29/10(O),(S)                                                               0
Music - 0%
                                                 Genius Products, Inc. - expires
                                    1,425,000    12/5/10(O),(S)                                                         529,245
Travel Services - 0%
                                                 OneTravel Holdings, Inc. -
                                      458,181    expires 4/14/10(O),(S)                                                       0
------------------------------------------------                                                              ----------------------
             Total Warrants (cost $1,464,250)                                                                         2,934,098
Other Securities - 24.7%
                                                 State Street Navigator Securities Lending
                                  364,896,141    Prime Portfolio+  (cost $364,896,141)                              364,896,141
------------------------------------------------                                                              ----------------------
Total Investments (total cost
$1,375,565,918) -- 124.9%                                                                                        $1,842,487,167
Liabilities, net of Cash, Receivables
and Other Assets -- (24.9)%                                                                                        (367,391,779)
------------------------------------------------                                                              ----------------------
      Net Assets -- 100%                                                                                         $1,475,095,388


Summary of Investments by Country

                                       % of Investment
Country                  Value           Securities
---------------     --------------     ---------------
Bermuda             $   23,347,245                 1.3%
Brazil                  64,803,625                 3.5%
Canada                 111,675,778                 6.0%
India                    8,705,042                 0.5%
United States++      1,633,955,477                88.7%
                    --------------     ---------------
Total               $1,842,487,167               100.0%


++Includes Other Securities (68.9% excluding Other Securities)

See Notes to Schedules of Investments and Financial Statements.


                      58 Janus Growth Funds April 30, 2006

Janus Global Life Sciences Fund (unaudited)

TICKER: JAGLX

FUND SNAPSHOT

This fund seeks companies around the world that are dedicated to improving the quality of life for a growing and aging world.

(THOMAS MALLEY PHOTO)

Thomas Malley

portfolio manager

PERFORMANCE OVERVIEW

Although the outlook for long-term interest rates remained murky and the Federal Reserve kept pushing up short-term yields, small capitalization stocks sparkled during the six-month period ended April 30, 2006, posting double-digit gains that topped the otherwise solid returns posted by mid-cap and large-cap equities.

In the life sciences sector, investors soured on biotechnology and managed healthcare companies late in the period, resulting in a sizeable pullback in both groups, which had previously been standouts. While valuation concerns arose in the biotechnology space, especially in relation to more speculative names, rising medical costs weighed on managed healthcare companies. As a result, the two groups closed out the period ranked among the poorest performing sectors in the industry.

Elsewhere, government reimbursement uncertainties proved increasingly worrisome to medical device companies. Interestingly, large pharmaceutical companies, which have contended with such concerns for much longer, tended to fair better during the period. Holding significant exposure to biotechnology companies and health insurers, the Fund generated a 4.44% return during the period, trailing its benchmarks, the S&P 500(R) Index and the Morgan Stanley Capital International World Health Care Index(SM), which advanced 9.64% and 6.63%, respectively.

Our exposure to the biotechnology group focused heavily on small capitalization companies, which tend to be tied to drug-related developments. During much of the period, we also sensed an urgency among larger pharmaceutical concerns to acquire cutting edge compounds. We have found that once a small company announces measurable success in a Phase III trial, the market immediately figures the company has added leverage, in terms of a possible licensing deal or potential acquisition, and generally pushes the stock upward. As the price climbs, however, risk factors increase as well, and we regularly assess our reasons for investing.

DETRACTORS FROM FUND PERFORMANCE

The largest detractor from performance, United Therapeutics, rose sharply during the first 8 months of 2005 on good earnings growth. However, it fell during the period as the company suffered from inventory destocking and higher market costs. United Therapeutics was one of the names that perhaps got ahead of itself before falling in the wake of a disappointing earnings report. The company's Remodulin treatment for high blood pressure has enjoyed increased sales and it is developing an inhaled version of the drug that we believe holds further promise. In addition, United Therapeutics recently expanded its sales force and has an ovarian cancer antibody, Ovarex, in Phase III trials. Given the potential catalysts for future growth, we continue to hold the stock.

We upped our exposure to another biotechnology laggard, Idenix Pharmaceuticals. The company's stock dropped overmisperceptions that experiential trials on the hepatitis C drug it's developing with Novartis of Switzerland were scrapped. Instead, side effects from the treatment prompted researchers to cut the dosage level, and Novartis responded by reiterating its support for the drug development effort.

Conversely, the outlook for LifePoint Hospitals worsened, prompting us to exit the stock. The aftereffects of Hurricane Katrina lingered longer than anticipated for this owner and operator of 53 rural hospitals, including five in Louisiana. Issues with Medicare reimbursement policies and the integration of Province Healthcare, which was acquired in 2005, added to the company's woes, which convinced us to move on.

CONTRIBUTORS TO FUND PERFORMANCE

While investing in small biotechnology companies can indeed be precarious, the Fund also enjoyed some stellar returns from the group, including top performer Adolor, which surged as it released preliminary trial data that showed its Entereg treatment was effective at helping patients recover more quickly from opiod-induced constipation after surgery. On track for a 2007 approval from the Food and Drug Administration (FDA), the drug significantly reduced post-operative intestinal distress among trial subjects. It's also being studied for relief of bowel dysfunction from chronic opiod use.

Another innovative company, Alexion Pharmaceuticals, reported positive developments in Phase III trials for its Soliris treatment for paroxysmal nocturnal hemoglobinuria (PNH). The disease, in which a body's immune system attacks red blood cells, affects about 10,000 people in North America and Europe. If approved, Soliris will significantly reduce the number of required blood transfusions for PNH sufferers, which represents a large quality of life benefit. Pleased with the stock's rally, we took the opportunity to book some profits.

Gilead Sciences continued to see success in the uptake of its once-a-day HIV medication, Truvada, which has steadily taken market share from GlaxoSmithKline's Combivir. Looking ahead, the company has filed for FDA approval of another once-daily combination pill which will mix Truvada and the popular Sustiva treatment from Bristol-Myers Squibb. Given the developments and rise in the stock price, we pared our exposure during the period.

Adding to 2006 gains was Celgene, a biotechnology concern that initiated a fresh rally in the closing days of December when the FDA approved its Revlimid drug for


                      Janus Growth Funds April 30, 2006 59

Janus Global Life Sciences Fund (unaudited)

treating myelodysplastic syndromes (MDS), a blood-borne cancer. Weeks later, the FDA announced that it had granted a priority review of the company's application for Revlimid to treat multiple myeloma, a bone marrow-based cancer, and a decision was expected by the end of June. Meanwhile, our surveys of physicians suggest Revlimid will enjoy high adoption rates for both indications, so our outlook for the company remains bright. We have moved our position into a six month structured note with Goldman Sachs to reduce volatility to the Fund during the launch period of Revlimid. Our investment position remains the same and at the end of the note, we will receive our old shares back.

Moving beyond healthcare, we actively look for stocks that improve the quality of life in other areas of the market as well. One such industry is agribusiness, an area of the economy that is gaining increased attention as consumer wealth rises across the globe. A new position that meets this criteria and lifted returns immediately was Brazilian agribusiness Cosan, the world's largest processor of sugar cane. Along with Syngenta, another Top 10 performer in the Fund, Cosan has benefited from increases in core food prices around the world, due in part to greater demand from fast-growing Asian countries. Another new name included Stada Arzneimittel of Germany, a leader in the growing European generic drug market.

LOOKING AHEAD

Increasingly, concerns over future Medicare reimbursement levels are dominating discussions within the domestic life sciences sector. From the government plan's massive drug spend to decisions on medical devices and HMO services, fears over healthcare companies' future abilities to effectively raise prices are widespread. Interestingly, in Japan and Europe, price cuts are part of the fundamental equation and are now built into stock prices.

While acknowledging that the U.S. reimbursement debate will likely add to market volatility, we feel good about the long-term potential in the life sciences sector. We believe many of our companies are improving the practices of healthcare and improving the treatment of disease and we're excited about the potential for strong positive developments. Of course, to attempt to mitigate dramatic swings within any individual sector, we will continue to run what we believe to be a balanced, well-diversified portfolio of holdings.

Thank you for your continued investment in Janus Global Life Sciences Fund.

JANUS GLOBAL LIFE SCIENCES FUND AT A GLANCE

5 LARGEST CONTRIBUTORS TO PERFORMANCE -- HOLDINGS

                                                                    CONTRIBUTION
                                                                    ------------
Adolor Corp.
Therapeutic-based biopharmaceutical company - U.S.                       1.54%
Celgene Corp.
Global biopharmaceutical company - U.S.                                  1.06%
Cosan S.A. Industria e Comercio
Food and beverage producer and distributor - Brazil                      0.88%
Alexion Pharmaceuticals, Inc.
Biopharmaceutical company - U.S.                                         0.86%
Gilead Sciences, Inc.
Biopharmaceutical company - U.S.                                         0.76%


5 LARGEST DETRACTORS FROM PERFORMANCE -- HOLDINGS

                                                                    CONTRIBUTION
                                                                    ------------
United Therapeutics Corp.
Vascular pharmaceutical developer - U.S.                                (0.73%)
Nabi Biopharmaceuticals
Biopharmaceutical company - U.S.                                        (0.72%)
Idenix Pharmaceuticals, Inc.
Biopharmaceutical company - U.S.                                        (0.68%)
Aetna, Inc.
Healthcare and related benefits provider - U.S.                         (0.66%)
LifePoint Hospitals, Inc.
Health care services provider - U.S.                                    (0.51%)


5 LARGEST CONTRIBUTORS TO PERFORMANCE -- SECTORS

                                                                         FUND WEIGHTING
                                            FUND CONTRIBUTION           (% OF NET ASSETS)          PRIMARY BENCHMARK WEIGHTING
                                            -----------------           ----------------           ---------------------------
Pharmaceuticals & Biotechnology                         5.90%                      58.24%                                7.88%
Food, Beverage & Tobacco                                0.74%                       2.13%                                4.61%
Materials                                               0.64%                       2.51%                                3.01%
Insurance                                               0.03%                       0.31%                                4.75%
Commercial Services & Supplies                          0.00%                       0.00%                                0.73%


5 LOWEST CONTRIBUTORS/DETRACTORS TO PERFORMANCE -- SECTORS

                                                                         FUND WEIGHTING
                                            FUND CONTRIBUTION           (% OF NET ASSETS)          PRIMARY BENCHMARK WEIGHTING
                                            -----------------           ----------------           ---------------------------
Healthcare Equipment & Services                        (2.90%)                     36.82%                                5.17%
Utilities                                               0.00%                       0.00%                                3.30%
Transportation                                          0.00%                       0.00%                                1.84%
Telecommunication Services                              0.00%                       0.00%                                3.15%
Technology Hardware & Equipment                         0.00%                       0.00%                                7.04%


                      60 Janus Growth Funds April 30, 2006

(unaudited)

5 LARGEST HOLDINGS -- (% of Net Assets)

AS OF APRIL 30, 2006

Goldman Sachs Group, Inc., convertible,
(Celgene Corp.), 0%
Finance - Investment Bankers/Brokers                                        5.2%
Roche Holding A.G.
Medical - Drugs                                                             4.2%
Coventry Health Care, Inc.
Medical - HMO                                                               3.5%
Aetna, Inc.
Medical - HMO                                                               3.5%
United Therapeutics Corp.
Therapeutics                                                                3.1%
                                                                 --------------
                                                                           19.5%


ASSET ALLOCATION -- (% of Net Assets)

AS OF APRIL 30, 2006

(PIE CHART)

Common Stock                                          93.4%*
Equity Linked Structured Notes                         5.2%
Cash and Cash Equivalents                              1.1%
Preferred Stock                                        0.3%


Emerging markets comprised 4.4% of total net assets.

*Includes short sale of (0.8%).

5 LARGEST COUNTRY ALLOCATIONS -- (% of Investment Securities)

(BAR CHARTS)

                          AS OF APRIL 30, 2006
                         ----------------------
United States                  83.5%
Switzerland                     8.6%
Brazil                          2.1%
United Kingdom                  1.9%
Israel                          1.8%


                         AS OF OCTOBER 31, 2005
                         ----------------------
United States                  84.8%
Switzerland                     7.1%
United Kingdom                  2.5%
Israel                          2.5%
France                          1.7%


                      Janus Growth Funds April 30, 2006 61

Janus Global Life Sciences Fund (unaudited)

PERFORMANCE

(PERFORMANCE GRAPH)

                                                Initial investment of $10,000
                                                                                    MORGAN STANLEY CAPITAL
                                                                                     INTERNATIONAL WORLD
                      JANUS GLOBAL LIFE SCIENCES FUND         S&P INDEX              HEALTH CARE INDEX(SM)
                      -------------------------------   ------------------------   --------------------------
12/31/1998*                  $ 10,000                         $ 10,000                $ 10,000
4/30/2000                    $ 17,220                         $ 12,009                $  9,447
4/30/2002                    $ 15,873                         $  9,132                $  9,440
4/30/2004                    $ 17,474                         $  9,728                $  9,908
4/30/2006                    $ 20,236                         $ 11,939                $ 11,487


Average Annual Total Return --for the periods ended April 30, 2006

                                       FISCAL                                                 SINCE
                                    YEAR-TO-DATE         ONE YEAR         FIVE YEAR         INCEPTION*
                                    ------------        ---------       ------------       ------------
Janus Global Life Sciences                  4.44%           15.74%              3.59%             10.10%
Fund
S&P 500(R) Index                            9.64%           15.42%              2.70%              2.45%
Morgan Stanley Capital
International World Health
Care Index(SM)                              6.63%            8.46%              2.84%              1.91%
Lipper Quartile                              N/A              2nd                2nd                2nd
Lipper Ranking - based on
total return for
Health/Biotechnology Funds                 N/A**           57/176             55/127              15/48


 Visit janus.com to view up to date performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*The Fund's inception date -- December 31, 1998

**The Fund's fiscal year-to-date Lipper ranking is not available.

See "Explanations of Charts, Tables and Financial Statements."

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

The Fund emphasizes investments in certain industry groups, which may react similarly to market developments (resulting in greater price volatility), and may have significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

There is no assurance that the investment process will consistently lead to successful investing.

A 2% redemption fee may be imposed on shares held for 3 months or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Returns have sustained significant gains due to market volatility in the healthcare sector.

The Fund will invest at least 80% of its net assets in the type of securities described by its name.

FUND EXPENSES

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

                                                  BEGINNING ACCOUNT VALUE     ENDING ACCOUNT VALUE     EXPENSES PAID DURING PERIOD
EXPENSE EXAMPLE                                         (11/1/05)                  (4/30/06)                (11/1/05-4/30/06)*
---------------------------------------------     -----------------------     --------------------     ---------------------------
Actual                                            $              1,000.00     $           1,044.40     $                     5.02
Hypothetical (5% return before expenses)          $              1,000.00     $           1,019.89     $                     4.96


*Expenses are equal to the annualized expense ratio of 0.99%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).


                      62 Janus Growth Funds April 30, 2006

Janus Global Life Sciences Fund

Schedule of Investments and Securities Sold Short (unaudited)

As of April 30, 2006

Shares or Principal Amount                                                                                            Value
------------------------------------------------                                                              ----------------------
Common Stock -- 94.2%
Agricultural Chemicals - 2.9%
                                     228,405    Syngenta A.G.*,**                                                $   31,861,043
Dental Supplies and Equipment - 1.4%
                                     476,605    Patterson Companies, Inc.*,#                                         15,527,791
Diagnostic Kits - 2.0%
                                     566,076    Dade Behring Holdings, Inc.                                          22,076,964
Drug Delivery Systems - 1.2%
                                     337,935    Hospira, Inc.*                                                       13,027,394
Food - Dairy Products - 1.2%
                                     353,700    Dean Foods Co.*                                                      14,010,057
Instruments - Scientific - 2.2%
                                     348,790    Fisher Scientific International, Inc.*,#                             24,607,135
Medical - Biomedical and Genetic - 10.0%
                                     443,900    Advanced Magnetics, Inc.*,#                                          11,585,790
                                     533,280    Alexion Pharmaceuticals, Inc.*                                       18,126,187
                                     239,080    Amgen, Inc.*,**                                                      16,185,716
                                   1,271,821    Fibrogen, Inc.*,(O),(S)                                               9,106,238
                                     209,500    Genentech, Inc.*                                                     16,699,245
                                     201,300    Genmab A/S*,#                                                         7,131,719
                                     175,140    Genzyme Corp.*                                                       10,711,562
                                     325,845    Invitrogen Corp.*,#                                                  21,509,029
                                                                                                              ----------------------
                                                                                                                    111,055,486
Medical - Drugs - 28.6%
                                     438,955    Abbott Laboratories                                                  18,760,937
                                   1,229,248    Adolor Corp.*,#                                                      28,911,913
                                   1,163,340    Cubist Pharmaceuticals, Inc.*                                        26,372,918
                                     516,825    Endo Pharmaceuticals Holdings, Inc.*                                 16,254,146
                                     475,580    Forest Laboratories, Inc.*                                           19,203,920
                                     653,784    Idenix Pharmaceuticals, Inc.*,#                                       6,563,991
                                     513,175    K-V Pharmaceutical Co. - Class A*,#                                  11,074,317
                                   1,346,445    Ligand Pharmaceuticals, Inc. - Class B*,#                            16,493,951
                                     765,535    Merck & Company, Inc.                                                26,349,715
                                     321,039    Novartis A.G.**,#                                                    18,417,937
                                     907,225    Pfizer, Inc.                                                         22,980,009
                                     308,325    Roche Holding A.G.**                                                 47,409,753
                                     505,770    Shire PLC (ADR)**,#                                                  23,953,267
                                     416,486    Stada Arzneimittel A.G.#                                             20,087,631
                                     314,625    Wyeth                                                                15,312,799
                                                                                                              ----------------------
                                                                                                                    318,147,204
Medical - Generic Drugs - 3.0%
                                     178,110    Barr Pharmaceuticals, Inc.*                                          10,784,561
                                     559,510    Teva Pharmaceutical Industries, Ltd. (ADR)#                          22,660,155
                                                                                                              ----------------------
                                                                                                                     33,444,716
Medical - HMO - 11.3%
                                     998,455    Aetna, Inc.                                                          38,440,518
                                     900,750    Centene Corp.*,#                                                     23,140,268
                                     788,267    Coventry Health Care, Inc.*                                          39,153,221
                                     493,130    UnitedHealth Group, Inc.                                             24,528,286
                                                                                                              ----------------------
                                                                                                                    125,262,293
Medical - Hospitals - 0.9%
                                                 United Surgical Partners
                                     291,799     International, Inc.*,#                                               9,632,285
Medical - Nursing Homes -- 1.7%
                                     432,305    Manor Care, Inc.#                                                    18,956,574


Shares or Principal Amount                                                                                            Value
------------------------------------------------                                                              ----------------------
Medical - Wholesale Drug Distributors - 2.9%
                                      486,750    Cardinal Health, Inc.                                           $   32,782,613
Medical Instruments - 2.3%
                                      755,725    Boston Scientific Corp.*                                            17,563,049
                                      720,985    Stereotaxis, Inc.*,#                                                 8,536,462
                                                                                                              ----------------------
                                                                                                                     26,099,511
Medical Products - 2.2%
                                      267,695    Stryker Corp.                                                       11,711,656
                                      241,355    Varian Medical Systems, Inc.*                                       12,642,175
                                                                                                              ----------------------
                                                                                                                     24,353,831
Optical Supplies - 1.1%
                                      120,010    Alcon, Inc. (U.S. Shares)**                                         12,206,217
Pharmacy Services - 1.6%
                                      331,950    Medco Health Solutions, Inc.*                                       17,669,699
Physical Therapy and Rehabilitation Centers
- 1.7%
                                    4,097,185    HEALTHSOUTH Corp.*,#                                                18,765,107
Respiratory Products - 1.4%
                                      418,860    Respironics, Inc.*                                                  15,338,653
Sugar - 2.4%
                                      342,900    Cosan S.A. Industria e Comercio*                                    26,387,034
Therapeutics - 12.2%
                                      318,255    Amylin Pharmaceuticals, Inc.*,#                                     13,860,005
                                      588,160    Gilead Sciences, Inc.*                                              33,819,200
                                    1,094,490    MGI Pharma, Inc.*,#                                                 20,445,073
                                      367,920    Neurocrine Biosciences, Inc.*                                       21,103,891
                                      763,560    Nuvelo, Inc.*,#                                                     12,499,477
                                      578,984    United Therapeutics Corp.*                                          34,478,498
                                                                                                              ----------------------
                                                                                                                    136,206,144
                                                                                                              ----------------------
Total Common Stock (cost $818,081,137)                                                                            1,047,417,751
Preferred Stock - 0.3%
Medical - Biomedical and Genetic - 0.3%
                                                  Cougar Technology, Inc.(O),(S)
                                    1,678,901     (cost $2,904,499)                                                   2,904,499
Equity-Linked Structured Note - 5.2%
Finance - Investment Bankers/Brokers - 5.2%
                                                  Goldman Sachs Group, Inc., convertible
                                      721,700     (Celgene Corp.), 0%(B) (cost $50,584,242)                          57,727,340
Other Securities - 15.6%
                                                  State Street Navigator Securities Lending
                                  174,002,620     Prime Portfolio+  (cost $174,002,620)                             174,002,620
Securities Sold Short - (0.8)%
Medical - Nursing Homes - (0.8)%
                                                  Kindred Healthcare, Inc.*
                                      354,350     (proceeds $8,353,528)                                              (8,596,531)
                                                                                                              ----------------------
Total Investments and Securities Sold Short
 (total cost $1,037,218,970) -- 114.5%                                                                            1,273,455,679
Liabilities, net of Cash, Receivables and
Other Assets -- (14.5)%                                                                                            (160,986,274)
                                                                                                              ----------------------
Net Assets -- 100%                                                                                               $1,112,469,405


See Notes to Schedules of Investments and Financial Statements.


                      Janus Growth Funds April 30, 2006 63

Janus Global Life Sciences Fund

Schedule of Investments and Securities Sold Short (unaudited)

As of April 30, 2006

Summary of Investments by Country

                                       % of Investment
Country                  Value           Securities
---------------     --------------     --------------
Brazil              $   26,387,034                2.1%
Denmark                  7,131,719                0.5%
Germany                 20,087,631                1.6%
Israel                  22,660,155                1.8%
Switzerland            109,894,950                8.6%
United Kingdom          23,953,267                1.9%
United States++      1,063,340,923               83.5%
                    --------------     --------------
Total               $1,273,455,679              100.0%


++ Includes Other Securities (69.8% excluding Other Securities)

Forward Currency Contracts, Open

Currency Sold and                        Currency           Currency            Unrealized
Settlement Date                         Units Sold       Value in $ U.S.        Gain/(Loss)
----------------------                 ------------      ---------------       ------------
British Pound 8/10/06                     2,500,000      $     4,565,248       $   (221,223)
British Pound 10/19/06                      600,000            1,096,905            (22,839)
Swiss Franc 6/28/06                      26,750,000           21,716,576           (405,334)
Swiss Franc 8/10/06                       4,700,000            3,832,917           (191,877)
                                                         ---------------       ------------
Total                                                    $    31,211,646       $   (841,273)


See Notes to Schedules of Investments and Financial Statements.


                      64 Janus Growth Funds April 30, 2006

Janus Global Technology Fund (unaudited)

TICKER: JAGTX

FUND SNAPSHOT

This fund pursues forward-thinking companies around the globe that are advancing the frontiers of technology in profitable ways.

TEAM BASED APPROACH

LED BY BRAD SLINGERLEND AND BARNEY WILSON

PERFORMANCE OVERVIEW

As inflationary fears and budget deficit concerns simmered beneath an otherwise healthy domestic economic environment, global equities generally outperformed U.S. stocks during the six-month period ended April 30, 2006.

The Federal Reserve did little to help underlying sentiments as it continued its steady drumbeat of quarter-point rate hikes -- adding 1.00% to the overnight lending rate during the period.

Buoyed by a number of solid overseas companies, Janus Global Technology Fund generated a 19.01% return during the period, outperforming its benchmarks, the S&P 500(R) Index, which advanced 9.64%, and the Morgan Stanley Capital International World Information Technology Index(SM), which gained 12.02%.

INVESTMENT STRATEGY

On February 1, 2006, we assumed management responsibility for the Fund and it spent part of the period in transition. While the Fund has always relied on the excellent work done by the Janus technology research team, we've decided to sharpen its focus on the group's best ideas. Accordingly, we're striving for 90% of the Fund's holdings to be "buy" or "strong buy" rated by Janus analysts. As part of the refinement process during the period, we scaled back the number of the Fund's holdings and finished within our ideal target of between 50 and 70 names.

CONTRIBUTORS TO FUND PERFORMANCE

Leading the way on a performance basis was Hon Hai Precision. The Taiwanese contract manufacturer reported a phenomenal 68.3% gain in sales during 2005 while it expanded its share of the personal computer, consumer electronic and enterprise technology markets. As the growth rate slowed somewhat through the first four months of 2006, we're watching carefully to assess this long-term holding's prospects going forward.

Elsewhere, wireless technology developer Research in Motion (RIM) of Canada rallied after resolving a problematic patent issue with its popular BlackBerry communications service. Having tracked the company for several years, we frequently supplemented its own information with subscriber data from wireless service carriers. Thus, we believed that separate from the legal issues, it was still a high growth company with great returns and a courtroom battle wasn't going to stop that from continuing. We added heavily to the Fund's stake in 2005 as a reflection of our conviction. Once the settlement with rival NTP was announced in March, RIM's stock appreciated significantly and we were pleased to take some profits.

Glassworks innovator Corning is another longtime holding that rewarded us during the period. Again, by leveraging our global research efforts and the wide reach of the Janus technology analyst team, we determined the full extent of the company's leadership position in the liquid crystal display (LCD) market.

Following discussions with Corning customers and plant visits in the U.S. and Asia, we concluded that the company, relying on a proprietary manufacturing technology, frequently leads the industry into the next generation of glass displays, both in size and related technology. This edge has proven critical as television manufacturers keep expanding the market for large LCD screens. The first-mover advantage translates into higher margins, which are especially valuable when end-market demand accelerates quicker than anticipated, which happened during the period. However, as Corning's stock climbed, it reached our target price so we liquidated the position.

Our global research efforts also led us to SOITEC, a French developer of silicon technology that essentially provides an insulation layer for semiconductor chips. The structure allows microprocessors to run faster with lower heat, which provides a performance advantage for chip manufacturers. Currently used in a small number of circumstances, we believe the technology will gain traction and proliferate through the chip industry and we'll see more supplier agreements such as the one it recently signed with Advanced Micro Devices. Based on our confidence in the company, we significantly increased the Fund's exposure.

A company with a similarly promising outlook that's already well-entrenched in the industry is business software developer SAP of Germany. Validating SAP's strong marketing message that the company's enterprise software improves business metrics and makes companies more competitive, we believe the return on investment for SAP clients is remarkably high. As the company has consistently delivered on its promises, we believe SAP's growth rate will exceed that of the technology sector for a multi-year period.

DETRACTORS FROM FUND PERFORMANCE

Weighing on performance was Internet services outfit Yahoo!, which sagged amid mixed reviews of its search-generated revenue growth rate. We actually believed the response was overblown, viewed the compelling valuation as an opportunity and increased the Fund's position. Ultimately, we believe the potential for paid search and other advertising revenues, along with the increasing complexity of content available on the Web, outweighs any short-term setbacks.

We witnessed another opportunistic shortfall in Internet protocol (IP) network gear Juniper Networks. Underwhelming quarterly results contributed to an extended selloff in the stock, although we added to the Fund's stake. We believe the sagging revenues will prove to be of temporary consequence, rather than the early inklings of a long-term fundamental problem. Eventually, we believe that voice, video and data


                      Janus Growth Funds April 30, 2006 65

Janus Global Technology Fund (unaudited)

delivery will all converge on IP networks, leading to steady demand for Juniper's equipment, perhaps most notably from the large telecommunication services carriers which will need to upgrade their networks.

Computer maker Dell also declined amid short-term revenue growth issues. Although we locked in some profits on the stock as share prices approached near-term targets, we continue to hold a significant stake in the company. Ultimately, we believe the value of its well-honed direct-distribution model and its track record of strong execution will return to the fore, especially considering double-digit growth projections for computer sales during 2006.

Online auction host eBay continued to disappoint as its flagship domestic marketplace business faltered. Despite steady growth in merchandise listings, the increase in revenue gains eased modestly, tempering management's optimism. The company's PayPal division is a steady outperformer and the voice over Internet protocol service provider Skype boasts high user volumes, although generating revenues from that business has proven challenging. While maintaining a stake in eBay, we're carefully gauging its ability to execute and drive new earnings going forward.

LOOKING AHEAD

As Janus' grassroots research efforts delve deep into company fundamentals, our analysts frequently find stocks that are undervalued in relation to the company's potential. Furthermore, by narrowing the Fund's focus to the team's top 50-70 ideas, we believe we're concentrating on the best prospects for appreciation in the world.

In the coming quarters, the emphasis on company-level research will likely gain in importance as we don't believe any dramatic, broad-based themes will emerge from the technology sector. Instead, we believe exciting names with potential exist in virtually all corners of the technology universe, independent of any overall outlook for the group.

By seeking out and investing in companies that are underestimated, misunderstood and undervalued by the broader market, we will attempt to continue to deliver benchmark-beating returns from the technology sector.

Thank you for your investment in Janus Global Technology Fund.

JANUS GLOBAL TECHNOLOGY FUND AT A GLANCE

5 LARGEST CONTRIBUTORS TO PERFORMANCE -- HOLDINGS

                                                                    CONTRIBUTION
                                                                    ------------
Hon Hai Precision Industry Company, Ltd.
Personal computer parts company - Taiwan                                1.56%
Marvell Technology Group, Ltd.
Communication-related integrated circuits provider - U.S.               1.17%
Advanced Micro Devices, Inc.
Integrated circuits provider - U.S.                                     0.97%
Broadcom Corp. - Class A
Integrated silicon solutions provider - U.S.                            0.94%
Samsung Electronics Company, Ltd.
Diversified electronics manufacturer - Korea                            0.91%


5 LARGEST DETRACTORS FROM PERFORMANCE -- HOLDINGS

                                                                    CONTRIBUTION
                                                                    ------------
Yahoo!, Inc.
Global Internet media company - U.S.                                   (0.49%)
Juniper Networks, Inc.
Internet infrastructure solutions provider - U.S.                      (0.42%)
Dell, Inc.
Worldwide computer systems and services - U.S.                         (0.38%)
eBay, Inc.
Online marketplace - U.S.                                              (0.20%)
Check Point Software Technologies, Ltd. (U.S. Shares)
Internet security provider - U.S.                                      (0.18%)


5 LARGEST CONTRIBUTORS TO PERFORMANCE -- SECTORS

                                                                    FUND WEIGHTING
                                            FUND CONTRIBUTION      (% OF NET ASSETS)     PRIMARY BENCHMARK WEIGHTING
                                            -----------------      -----------------     ---------------------------
Semiconductors & Semiconductor Equipment                 8.31%                26.59%                            3.15%
Technology Hardware & Equipment                          6.04%                31.06%                            7.04%
Software & Services                                      3.60%                32.24%                            5.44%
Consumer Durables & Apparel                              0.83%                 2.18%                            1.31%
Retailing                                                0.43%                 2.91%                            3.59%


5 LOWEST CONTRIBUTORS/DETRACTORS TO PERFORMANCE -- SECTORS

                                                                   FUND WEIGHTING
                                            FUND CONTRIBUTION      (% OF NET ASSETS)     PRIMARY BENCHMARK WEIGHTING
                                            -----------------      -----------------     ---------------------------
Pharmaceuticals & Biotechnology                         (0.05%)                0.32%                            7.88%
Utilities                                                0.00%                 0.00%                            3.30%
Transportation                                           0.00%                 0.00%                            1.84%
Real Estate                                              0.00%                 0.00%                            0.79%
Insurance                                                0.00%                 0.00%                            4.75%


                      66 Janus Growth Funds April 30, 2006

(unaudited)

5 LARGEST EQUITY HOLDINGS -- (% of Net Assets)

AS OF APRIL 30, 2006

Yahoo!, Inc.
Web Portals/Internet Service Providers                                      3.8%
Advanced Micro Devices, Inc.
Electronic Components - Semiconductors                                      3.2%
Oracle Corp.
Enterprise Software/Services                                                2.9%
Amdocs, Ltd. (U.S. Shares)
Telecommunication Services                                                  2.9%
QUALCOMM, Inc.
Wireless Equipment                                                          2.7%
                                                                    -----------
                                                                           15.5%


ASSET ALLOCATION -- (% of Net Assets)

AS OF APRIL 30, 2006

(PIE CHART)

Common Stock                        96.8%
Cash and Cash Equivalents            2.7%
Preferred Stock                      0.5%

Emerging markets comprised 9.1% of total net assets.

5 LARGEST COUNTRY ALLOCATIONS -- (% of Investment Securities)

(BAR CHARTS)

                            AS OF APRIL 30, 2006
                           ----------------------
United States                       67.7%
United Kingdom                       7.2%
Netherlands                          3.2%
Japan                                2.9%
Cayman Islands                       2.7%


                           AS OF OCTOBER 31, 2005
                           ----------------------
United States                      57.7%
United Kingdom                      6.5%
Taiwan                              5.0%
France                              4.3%
Finland                             4.0%


                      Janus Growth Funds April 30, 2006 67

Janus Global Technology Fund (unaudited)

PERFORMANCE

(PERFORMANCE GRAPH)


                                                Initial investment f $10,000
                                                                                  MORGAN STANLEY CAPITAL
                                                                                    INTERNATIONAL WORLD
                           JANUS GLOBAL TECHNOLOGY FUND    S&P 500(R) INDEX     INFORMATION TECHNOLOGY INDEX(SM)
                           ----------------------------    -----------------   ---------------------------------
12-31-1998*                     $ 10,000                        $ 10,000               $ 10,000
4/30/2000                       $ 32,616                        $ 12,009               $ 20,215
4/30/2002                       $ 10,190                        $  9,132               $  6,779
4/30/2004                       $ 10,282                        $  9,728               $  7,083
4/30/2006                       $ 13,234                        $ 11,939               $  8,398


Average Annual Total Return -- for the periods ended April 30, 2006

                                       FISCAL                                                SINCE
                                    YEAR-TO-DATE       ONE YEAR          FIVE YEAR         INCEPTION*
                                    ------------      -----------       ------------      -------------
Janus Global Technology Fund               19.01%           34.60%             (4.49)%             3.90%
S&P 500(R) Index                            9.64%           15.42%              2.70%              2.45%
Morgan Stanley Capital
International World
Information
Technology Index(SM)                       12.02%           22.49%             (3.36)%            (2.35)%
Lipper Quartile                              N/A              2nd                3rd                1st
Lipper Ranking - based on
total return for Science &
Technology Funds                             N/A**         94/292            132/230              17/76


 Visit janus.com to view up to date performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*The Fund's inception date -- December 31, 1998

**The Fund's fiscal year-to-date Lipper ranking is not available.

See "Explanations of Charts, Tables and Financial Statements."

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

There is no assurance that the investment process will consistently lead to successful investing.

A 2% redemption fee may be imposed on shares held for 3 months or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

This Fund may at times have significant exposure to certain industry groups, which may react similarly to market developments (resulting in greater price volatility). The Fund also may have significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

Returns have sustained significant gains due to market volatility in the information technology sector.

Effective 2/1/06, Mike Lu is no longer the portfolio manager of Janus Global Technology Fund. Brad Slingerlend and Barney Wilson are now leading the Janus Technology Team in selecting investments for the Fund.

The Fund will invest at least 80% of its net assets in the type of securities described by its name.

FUND EXPENSES

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

                                             BEGINNING ACCOUNT VALUE       ENDING ACCOUNT VALUE        EXPENSES PAID DURING PERIOD
EXPENSE EXAMPLE                                    (11/1/05)                   (4/30/06)                  (11/1/05-4/30/06)*
----------------------------------------     -----------------------       --------------------       ---------------------------
Actual                                       $              1,000.00       $           1,190.10       $                      5.81
Hypothetical (5% return before expenses)     $              1,000.00       $           1,019.49       $                      5.36


*Expenses are equal to the annualized expense ratio of 1.07%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).


                      68 Janus Growth Funds April 30, 2006

Janus Global Technology Fund

Schedule of Investments (unaudited)

As of April 30, 2006

Shares or Principal Amount                                                                                            Value
------------------------------------------------                                                              ----------------------
Common Stock - 96.8%
Applications Software - 5.5%
                                      285,885   Citrix Systems, Inc.*                                            $   11,412,529
                                      187,877   Infosys Technologies, Ltd.                                           13,137,372
                                      845,450   Microsoft Corp.                                                      20,417,618
                                      843,085   Quest Software, Inc.*                                                14,509,493
                                                                                                              ----------------------
                                                                                                                     59,477,012
Audio and Video Products - 1.3%
                                      276,300   Sony Corp.**                                                         13,879,910
Chemicals - Diversified - 0.6%
                                      108,600   Shin-Etsu Chemical Company, Ltd.**                                    6,275,748
Commercial Services - Finance - 1.3%
                                      343,235   Paychex, Inc.                                                        13,863,262
Computer Services - 1.2%
                                      517,490   Ceridian Corp.*                                                      12,538,783
Computers - 3.8%
                                      209,355   Apple Computer, Inc.*                                                14,736,498
                                      410,465   Dell, Inc.*                                                          10,754,183
                                      205,105   Research In Motion, Ltd. (U.S. Shares)*                              15,717,197
                                                                                                              ----------------------
                                                                                                                     41,207,878
Computers - Memory Devices - 4.3%
                                    1,996,425   EMC Corp.*                                                           26,971,702
                                      303,405   SanDisk Corp.*                                                       19,366,341
                                                                                                              ----------------------
                                                                                                                     46,338,043
Computers - Peripheral Equipment - 1.2%
                                      322,018   Logitech International S.A.*                                         13,371,978
Data Processing and Management - 0.9%
                                      231,270   NAVTEQ Corp.*                                                         9,602,330
E-Commerce/Products - 2.6%
                                      325,608   Amazon.com, Inc.*,#                                                  11,464,658
                                      592,030   Submarino S.A.*                                                      16,027,645
                                                                                                              ----------------------
                                                                                                                     27,492,303
E-Commerce/Services - 1.0%
                                      315,505   eBay, Inc.*                                                          10,856,527
Electric Products - Miscellaneous - 1.3%
                                    2,238,000   Toshiba Corp.**                                                      14,249,769
Electronic Components - Miscellaneous - 2.5%
                                    2,125,026   Hon Hai Precision Industry Company, Ltd.**                           14,419,487
                                      367,912   Koninklijke (Royal) Philips Electronics N.V.**                       12,694,783
                                                                                                              ----------------------
                                                                                                                     27,114,270
Electronic Components - Semiconductors - 17.1%
                                    1,060,245   Advanced Micro Devices, Inc.*                                        34,298,926
                                   10,164,115   ARM Holdings PLC**                                                   25,207,331
                                      338,540   International Rectifier Corp.*,#                                     15,302,008
                                    1,141,490   LSI Logic Corp.*                                                     12,156,869
                                      410,610   Microsemi Corp.*,#                                                   11,217,865
                                      924,658   MIPS Technologies, Inc.*                                              6,851,716
                                       38,600   Samsung Electronics Company, Ltd.**                                  26,355,386
                                                Silicon-On-Insulator Technologies
                                      406,976   (SOITEC)* , ** ,#                                                    13,282,788
                                      314,420   SiRF Technology Holdings, Inc.*,#                                    10,737,443
                                      833,715   Texas Instruments, Inc.                                              28,938,248
                                                                                                              ----------------------
                                                                                                                    184,348,580
Electronic Forms - 2.1%
                                      568,245   Adobe Systems, Inc.*                                                 22,275,204


Shares or Principal Amount                                                                                            Value
------------------------------------------------                                                               ---------------------
Electronic Measuring Instruments - 0.7%
                                      166,585    Trimble Navigation, Ltd.*                                       $    7,892,797
Energy - Alternate Sources - 2.5%
                                                 Suntech Power Holdings
                                      780,900    Company, Ltd. (ADR)*                                                26,777,061
Enterprise Software/Services - 5.3%
                                      481,410    CA, Inc.#                                                           12,208,558
                                    2,146,740    Oracle Corp.*                                                       31,320,936
                                       63,967    SAP A.G.**                                                          13,993,588
                                                                                                               ---------------------
                                                                                                                     57,523,082
Entertainment Software - 2.8%
                                    1,026,980    Activision, Inc.*                                                   14,572,846
                                      282,055    Electronic Arts, Inc.*                                              16,020,724
                                                                                                               ---------------------
                                                                                                                     30,593,570
Internet Connectivity Services - 1.4%
                                      288,911    NDS Group PLC (ADR)*,**                                             14,561,114
Internet Infrastructure Software - 1.7%
                                      180,625    Akamai Technologies, Inc.*,#                                         6,085,256
                                    1,386,990    TIBCO Software, Inc.*,#                                             11,955,854
                                                                                                               ---------------------
                                                                                                                     18,041,110
Internet Security - 2.3%
                                                 Check Point Software Technologies, Ltd.
                                      562,875    (U.S. Shares)*                                                      10,891,631
                                      550,755    McAfee, Inc.*                                                       14,369,198
                                                                                                               ---------------------
                                                                                                                     25,260,829
Medical - Drugs - 1.2%
                                      568,024    Cubist Pharmaceuticals, Inc.*                                       12,877,104
Networking Products - 3.8%
                                      656,249    Cisco Systems, Inc.*                                                13,748,417
                                    1,467,360    Juniper Networks, Inc.*                                             27,116,812
                                                                                                               ---------------------
                                                                                                                     40,865,229
Semiconductor Components/Integrated Circuits - 7.2%
                                                 Actions Semiconductor
                                      530,134    Company, Ltd. (ADR)* ,#                                              5,269,532
                                                 Advanced Semiconductor
                                   10,378,000    Manufacturing Corp.*                                                 2,583,357
                                    1,518,470    Cypress Semiconductor Corp.*,#                                      26,056,946
                                      205,145    Marvell Technology Group, Ltd.*                                     11,711,728
                                      497,355    Maxim Integrated Products, Inc.                                     17,536,737
                                                 Taiwan Semiconductor
                                    6,801,646    Manufacturing Company, Ltd.**                                       14,517,398
                                                                                                               ---------------------
                                                                                                                     77,675,698
Semiconductor Equipment - 3.4%
                                                 ASM Lithography Holding N.V.
                                    1,151,475    (U.S. Shares)* , ** ,#                                              24,353,696
                                      244,610    KLA-Tencor Corp.                                                    11,780,418
                                                                                                               ---------------------
                                                                                                                     36,134,114
Telecommunication Equipment - 1.1%
                                      987,019    Arris Group, Inc.*,#                                                11,696,175
Telecommunication Services - 4.3%
                                      829,690    Amdocs, Ltd. (U.S. Shares)*,**                                      30,864,468
                                      433,665    NeuStar, Inc. - Class A*                                            15,221,642
                                                                                                               ---------------------
                                                                                                                     46,086,110


See Notes to Schedules of Investments and Financial Statements.


                      Janus Growth Funds April 30, 2006 69

Janus Global Technology Fund

Schedule of Investments (unaudited)

As of April 30, 2006

Shares or Principal Amount                                                                                             Value
--------------------------------------                                                                          -------------------
Television - 1.2%
                                                  1,340,443  British Sky Broadcasting Group PLC**               $        12,845,158
Web Hosting/Design - 0.6%
                                                     96,580  Equinix, Inc.*                                               6,364,622
Web Portals/Internet Service Providers - 5.3%
                                                     38,140  Google, Inc. - Class A*                                     15,940,232
                                                  1,261,728  Yahoo!, Inc.*                                               41,359,443
                                                                                                                -------------------
                                                                                                                         57,299,675
Wireless Equipment - 5.3%
                                                    642,870  Nokia Oyj (ADR)**                                           14,567,434
                                                    568,190  QUALCOMM, Inc.                                              29,170,875
                                                    370,890  Telefonaktiebolaget LM Ericsson (ADR)#                      13,155,468
                                                                                                                -------------------
                                                                                                                         56,893,777
                                                                                                                -------------------
Total Common Stock (cost $778,455,685)                                                                                1,042,278,822
Corporate Bonds - 0%
                                                             Candescent Technologies Corp., 8.00%
                                                             convertible senior subordinated debentures
     $                                           31,700,000  due 5/1/03 (144A) (cost $4,368,283)++,(Y),(0),(S)                   0
Preferred Stock - 0.5%
Wireless Equipment - 0.5%
                                                             Crown Castle International Corp.
                                                    102,750  convertible, 6.25% (cost $5,137,500)                         5,651,250
Other Securities - 7.1%
                                                             State Street Navigator Securities Lending
                                                 76,982,279  Prime Portfolio+ (cost $76,982,279)                         76,982,279
Time Deposit - 4.6%
                                                             ING Financial, ETD, 4.86%, 5/1/06
     $                                           49,800,000  (cost $49,800,000)                                          49,800,000
                                                                                                                -------------------
Total Investments (total cost $914,743,747) --
109.0%                                                                                                                1,174,712,351
Liabilities, net of Cash, Receivables and
Other Assets -- (9.0)%                                                                                                  (96,805,525)
                                                                                                                -------------------
Net Assets -- 100%                                                                                              $     1,077,906,826



Summary of Investments by Country

                                                               % of Investments
Country                                        Value              Securities
-------------------------------------     ----------------     ----------------
Bermuda                                   $     11,711,728                  1.0%
Brazil                                          16,027,645                  1.4%
Canada                                          15,717,197                  1.3%
Cayman Islands                                  32,046,593                  2.7%
China                                            2,583,357                  0.2%
Finland                                         14,567,434                  1.2%
France                                          13,282,788                  1.1%
Germany                                         13,993,588                  1.2%
India                                           13,137,372                  1.1%
Israel                                          10,891,631                  0.9%
Japan                                           34,405,427                  2.9%
Netherlands                                     37,048,479                  3.2%
South Korea                                     26,355,386                  2.2%
Sweden                                          13,155,468                  1.1%
Switzerland                                     13,371,978                  1.1%
Taiwan                                          28,936,885                  2.5%
United Kingdom                                  83,478,071                  7.2%
United States++                                794,001,324                 67.7%
                                          ----------------     ----------------
Total                                     $  1,174,712,351                100.0%



++ Includes Short-Term Securities and Other Securities (56.8% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and                 Currency            Currency              Unrealized
Settlement Date                  Units Sold        Value in $ U.S.          Gain/(Loss)
-------------------------     ----------------     ----------------      ----------------
British Pound 10/19/06               7,735,000     $     14,140,942      $       (294,441)
Euro 6/28/06                        13,500,000           17,095,931              (527,230)
Japanese Yen 6/28/06               924,000,000            8,187,333                31,845
South Korean Won 10/19/06        6,200,000,000            6,614,886               (34,891)
Taiwan Dollar 10/19/06             213,000,000            6,824,225               (56,950)
                                                   ----------------      ----------------
Total                                              $     52,863,317      $       (881,667)



See Notes to Schedules of Investments and Financial Statements.

                      70 Janus Growth Funds April 30, 2006

                      [This page intentionally left blank.]


                      Janus Growth Funds April 30, 2006 71

Statements of Assets and Liabilities

As of April 30, 2006 (unaudited)                                     Janus          Janus             Janus             Janus
(all numbers in thousands except net asset          Janus           Enterprise     Mercury           Olympus            Orion
value per share)                                    Fund              Fund          Fund              Fund               Fund
----------------------------------------------  ------------      ------------   ------------      ------------      ------------
Assets:
Investments at cost(1)                          $  9,970,199      $  1,471,744   $  3,982,370      $  2,192,514      $  1,075,813
Investments at value(1)                         $ 12,113,654      $  2,123,957   $  4,399,978      $  2,720,171      $  1,338,109
Cash                                                  16,950             1,198          1,019             1,090             1,354
Cash denominated in foreign currency(2)                2,190                50            217               587                --
Deposits with broker for short sales                      --                --             --                --                --
Receivables:
Investments sold                                     261,846                --         71,439            29,746                --
Fund shares sold                                       2,226               930            795             1,106             1,828
Dividends                                             12,367               744          2,891             1,756                84
Interest                                                 985                33             84                81                56
Other assets                                             200                10             24                16                 5
Forward currency contracts                                --                --             --                --                --
                                                ------------      ------------   ------------      ------------      ------------
Total Assets                                      12,410,418         2,126,922      4,476,447         2,754,553         1,341,436
Liabilities:
Payables:
Short sales, at value(3)                                  --                --             --                --                --
Due to custodian                                          --                --             --                --                --
Collateral for securities loaned (Note 1)            522,863           229,175        394,235           316,899           250,086
Investments purchased                                199,533            12,588         20,541            14,072             6,823
Fund shares repurchased                               45,845             1,330          3,045             1,445               476
Dividends and distributions                               --                --             --                --                --
Advisory fees                                          6,140               993          2,145             1,274               550
Transfer agent fees and expenses                       2,183               437            974               553               212
Non-interested Trustees' fees and expenses                 1                 2              4                 2                 1
Foreign tax liability                                    666                --          3,620                27               949
Accrued expenses                                       1,588               300            716               351               112
Forward currency contracts                             6,216                --          3,837             1,896                --
                                                ------------      ------------   ------------      ------------      ------------
Total Liabilities                                    785,035           244,825        429,117           336,519           259,209
                                                ------------      ------------   ------------      ------------      ------------
Net Assets                                      $ 11,625,383      $  1,882,097   $  4,047,330      $  2,418,034      $  1,082,227
Net Assets Consist of:
Capital (par value and paid in surplus)*        $ 15,163,970      $  5,462,489   $  8,760,686      $  3,418,918      $  1,324,824
Undistributed net investment income/(loss)*           21,559            (1,134)         3,927               124             2,579
Undistributed net realized gain/(loss) from
investments and foreign currency transactions*    (5,696,955)       (4,231,473)    (5,127,467)       (1,526,781)         (506,526)
Unrealized appreciation/(depreciation) of
investments and foreign currency translations      2,136,809(4)        652,215        410,184(4)        525,773(4)        261,350(4)
                                                ------------      ------------   ------------      ------------      ------------
Total Net Assets                                $ 11,625,383      $  1,882,097   $  4,047,330      $  2,418,034      $  1,082,227
Shares Outstanding, $0.01 Par Value
(unlimited shares authorized)                        430,725            41,709        169,382            70,953           114,120
Net Asset Value Per Share                       $      26.99      $      45.12   $      23.89      $      34.08      $       9.48


                                                                                                     Janus            Janus
As of April 30, 2006 (unaudited)                  Janus             Janus         Janus           Global Life         Global
(all numbers in thousands except net asset        Triton            Twenty        Venture           Sciences         Technology
value per share)                                   Fund              Fund          Fund               Fund             Fund
----------------------------------------------  ------------     ------------   ------------      ------------      ------------
Assets:
Investments at cost(1)                          $    151,471     $  7,314,654   $  1,375,566      $  1,045,572      $    914,744
Investments at value(1)                         $    165,422     $  9,994,230   $  1,842,487      $  1,282,052      $  1,174,712
Cash                                                     156            1,375             --                --             1,581
Cash denominated in foreign currency(2)                  298               --             53                --               151
Deposits with broker for short sales                      --               --             --             8,354                --
Receivables:
Investments sold                                       3,320          230,835         32,621            14,400               464
Fund shares sold                                       1,003            2,670            184               168               196
Dividends                                                 50            4,845            101               175               583
Interest                                                   8            3,906             95                39                66
Other assets                                              --               96             27                14                15
Forward currency contracts                                --               --             --                --                32
                                                ------------     ------------   ------------      ------------      ------------
Total Assets                                         170,257       10,237,957      1,875,568         1,305,202         1,177,800
Liabilities:
Payables:
Short sales, at value(3)                                  --               --             --             8,597(3)             --
Due to custodian                                          --               --         10,938             1,390                --
Collateral for securities loaned (Note 1)                 --          355,132        364,896           174,003            76,982
Investments purchased                                  4,436          113,023         22,452             5,244            20,005
Fund shares repurchased                                  196            6,338            455             1,438               857
Dividends and distributions                               --               --             --                --                --
Advisory fees                                             81            5,040            771               601               570
Transfer agent fees and expenses                          29            1,650            235               270               271
Non-interested Trustees' fees and expenses                --                3              3                 3                 3
Foreign tax liability                                     98               --            487                99                59
Accrued expenses                                          46            1,307            236               247               232
Forward currency contracts                                --               --             --               841               914
                                                ------------     ------------   ------------      ------------      ------------
Total Liabilities                                      4,886          482,493        400,473           192,733            99,893
                                                ------------     ------------   ------------      ------------      ------------
Net Assets                                      $    165,371     $  9,755,464   $  1,475,095      $  1,112,469      $  1,077,907
Net Assets Consist of:
Capital (par value and paid in surplus)*        $    145,102     $  9,273,238   $    961,148      $  1,702,561      $  3,392,671
Undistributed net investment income/(loss)*              101           20,420         (3,289)           (2,505)           (2,679)
Undistributed net realized gain/(loss) from
investments and foreign currency transactions*         6,313       (2,218,536)        50,782          (822,886)       (2,571,128)
Unrealized appreciation/(depreciation) of
investments and foreign currency translations         13,855(4)     2,680,342        466,454(4)        235,299(4)        259,043(4)
                                                ------------     ------------   ------------      ------------      ------------
Total Net Assets                                $    165,371     $  9,755,464   $  1,475,095      $  1,112,469      $  1,077,907
Shares Outstanding, $0.01 Par Value
(unlimited shares authorized)                         12,049          190,971         22,346            55,003            83,312
Net Asset Value Per Share                       $      13.73     $      51.08   $      66.01      $      20.23      $      12.94

*  See Note 4 in Notes to Financial Statements

(1) Investments at cost and value include $505,930,469, $223,640,930, $381,881,851, $307,516,553, $243,484,769, $347,802,617, $355,947,289,
$168,908,989 and $74,889,311 of securities loaned for Janus Fund, Janus Enterprise Fund, Janus Mercury Fund, Janus Olympus Fund, Janus Orion Fund, Janus Twenty Fund, Janus Venture Fund, Janus Global Life Sciences Fund and Janus Global Technology Fund, respectively (Note 1).

(2) Includes cost of $2,144,138, $49,480, $212,366, $574,272, $296,403, $53,492
and $150,818 for Janus Fund, Janus Enterprise Fund, Janus Mercury Fund, Janus Olympus Fund, Janus Triton Fund, Janus Venture Fund and Janus Global Technology Fund, respectively.

(3) Includes proceeds of $8,353,528 on short sales for Janus Global Life Sciences Fund.

(4) Net of foreign taxes on investments of $665,761, $3,619,824, $26,574, $948,727, $97,695, $486,618, $99,084 and $59,234 for Janus Fund, Janus Mercury
Fund, Janus Olympus Fund, Janus Orion Fund, Janus Triton Fund, Janus Venture Fund, Janus Global Life Sciences Fund and Janus Global Technology Fund, respectively.

See Notes to Financial Statements.


                      72 Janus Growth Funds April 30, 2006

                      Janus Growth Funds April 30, 2006 73

Statements of Operations

                                                                 Janus          Janus             Janus             Janus
For the six-month period ended April 30,       Janus           Enterprise      Mercury           Olympus            Orion
2006 (unaudited) (all numbers in thousands)    Fund               Fund          Fund               Fund              Fund
------------------------------------------- ------------      ------------   ------------      ------------      ------------
Investment Income:
Interest                                    $      4,318      $        709   $      1,485      $        830      $      1,067
Securities lending income                            744               141            226               174               152
Dividends                                         65,810             6,766         22,910            10,888             8,862
Dividends from affiliates                          3,834                86            489                26                80
Foreign tax withheld                              (1,758)              (20)          (600)             (401)             (207)
                                            ------------      ------------   ------------      ------------      ------------
Total Investment Income                           72,948             7,682         24,510            11,517             9,954
Expenses:
Advisory fees                                     36,533             5,845         13,926             7,578             2,851
Transfer agent fees and expenses                  12,447             2,388          5,484             3,131             1,138
Registration fees                                    140                21             34                10                19
Postage and mailing expenses                         298               126            238               182                50
Custodian fees                                       125                13             63                50                52
Professional fees                                     32                17             20                16                17
Non-interested Trustees' fees and expenses           149                29             67                40                15
Printing expenses                                    353               147            260               241                51
Other expenses                                     1,765               322            766               339               160
Non-recurring costs (Note 2)                          --                --             --                --                --
Costs assumed by Janus Capital Management
LLC (Note 2)                                          --                --             --                --                --
                                            ------------      ------------   ------------      ------------      ------------
Total Expenses                                    51,842             8,908         20,858            11,587             4,353
Expense and Fee Offset                              (420)              (92)          (275)             (127)              (50)
                                            ------------      ------------   ------------      ------------      ------------
Net Expenses                                      51,422             8,816         20,583            11,460             4,303
Net Investment Income/(Loss)                      21,526            (1,134)         3,927                57             5,651
Net Realized and Unrealized Gain/(Loss)
on Investments:
Net realized gain/(loss) from securities
transactions                                   1,020,240           133,446      1,050,667           162,790            42,057
Net realized gain/(loss) from foreign
currency transactions                              4,290                (1)        (1,745)             (424)              (75)(1)
Net realized gain/(loss) from short sales             --                --             --                --                --
Net realized gain/(loss) from option
contracts                                             --                --             --                --                --
Change in net unrealized appreciation or
depreciation of investments and foreign
currency translations                            102,385(2)        108,675       (683,433)(2)        63,601(2)        129,409(2)
Payment from affiliate (Note 2)                       47                --             --                 1                --
                                            ------------      ------------   ------------      ------------      ------------
Net Gain/(Loss) on Investments                 1,126,962           242,120        365,489           225,968           171,391
                                            ------------      ------------   ------------      ------------      ------------
Net Increase/(Decrease) in Net Assets
Resulting from Operations                   $  1,148,488      $    240,986   $    369,416      $    226,025      $    177,042


                                                                                                 Janus              Janus
                                                Janus            Janus          Janus          Global Life          Global
For the six-month period ended April 30,       Triton            Twenty         Venture         Sciences          Technology
2006 (unaudited) (all numbers in thousands)     Fund              Fund           Fund             Fund               Fund
------------------------------------------- ------------      ------------   ------------      ------------      ------------
Investment Income:
Interest                                    $        324      $      9,989   $         12      $        146      $        580
Securities lending income                             --               105            485               166               136
Dividends                                            392            41,107          2,300             3,021             2,337
Dividends from affiliates                             --            12,852             96                --                --
Foreign tax withheld                                  (6)           (1,223)           (21)             (149)             (170)
                                            ------------      ------------   ------------      ------------      ------------
Total Investment Income                              710            62,830          2,872             3,184             2,883
Expenses:
Advisory fees                                        290            30,877          4,415             3,732             3,406
Transfer agent fees and expenses                     110             9,615          1,322             1,544             1,626
Registration fees                                     23                25             11                14                18
Postage and mailing expenses                           3               280             62                56               131
Custodian fees                                        16               102            103                35                71
Professional fees                                     18                21             18                18                28
Non-interested Trustees' fees and expenses             3               132             29                26                23
Printing expenses                                      8               354             84                96               131
Other expenses                                        19             1,443            238               230               233
Non-recurring costs (Note 2)                          --                --             --                --                --
Costs assumed by Janus Capital Management
LLC (Note 2)                                          --                --             --                --                --
                                            ------------      ------------   ------------      ------------      ------------
Total Expenses                                       490            42,849          6,282             5,751             5,667
Expense and Fee Offset                                (6)             (292)           (46)              (62)              (99)
                                            ------------      ------------   ------------      ------------      ------------
Net Expenses                                         484            42,557          6,236             5,689             5,568
Net Investment Income/(Loss)                         226            20,273         (3,364)           (2,505)           (2,685)
Net Realized and Unrealized Gain/(Loss)
on Investments:
Net realized gain/(loss) from securities
transactions                                       6,534         1,073,122        114,121           101,400           209,720
Net realized gain/(loss) from foreign
currency transactions                                (50)(1)          (108)            57             1,420(1)            (78)(1)
Net realized gain/(loss) from short sales             --                --             --                15                --
Net realized gain/(loss) from option
contracts                                             --                --             --                37                --
Change in net unrealized appreciation or
depreciation of investments and foreign
currency translations                             11,694(2)       (388,964)       165,631(2)        (48,739)(2)       (24,328)(2)
Payment from affiliate (Note 2)                       --                17             --                --                 4
                                            ------------      ------------   ------------      ------------      ------------
Net Gain/(Loss) on Investments                    18,178           684,067        279,809            54,133           185,318
                                            ------------      ------------   ------------      ------------      ------------
Net Increase/(Decrease) in Net Assets
Resulting from Operations                   $     18,404      $    704,340   $    276,445      $     51,628      $    182,633


(1) Net of foreign taxes on investments of $8,190, $13,096, $883 and $3,591 for Janus Orion Fund, Janus Triton Fund, Janus Global Life Sciences Fund and Janus Global Technology Fund, respectively.

(2) Net of foreign taxes on investments of $665,761, $3,619,824, $26,574, $948,727, $97,695, $486,618, $99,084 and $59,234 for Janus Fund, Janus Mercury
Fund, Janus Olympus Fund, Janus Orion Fund, Janus Triton Fund, Janus Venture Fund, Janus Global Life Sciences Fund and Janus Global Technology Fund, respectively.

See Notes to Financial Statements.


                      74 Janus Growth Funds April 30, 2006

                      Janus Growth Funds April 30, 2006 75

Statements of Changes in Net Assets

For the six-month period ended April 30, 2006
(unaudited) and the fiscal year ended                 Janus                          Janus                        Janus
October 31, 2005 (all numbers in thousands)            Fund                     Enterprise Fund                Mercury Fund
                                            ---------------------------   ---------------------------   ---------------------------
                                                2006           2005           2006           2005           2006           2005
                                            ------------   ------------   ------------   ------------   ------------   ------------
Operations:
Net investment income/(loss)                $     21,526   $      8,063   $     (1,134)  $     (5,103)  $      3,927   $     18,801
Net realized gain/(loss) from investment
transactions                                   1,024,530      2,416,218        133,445        178,530      1,048,922        411,889
Change in unrealized net
appreciation/(depreciation) of investments
and foreign currency translations                102,385     (1,439,602)       108,675         97,620       (683,433)       146,894
Payment from affiliate (Note 2)                       47              1             --             --             --             --
                                            ------------   ------------   ------------   ------------   ------------   ------------
Net Increase/(Decrease) in Net Assets
Resulting from Operations                      1,148,488        984,680        240,986        271,047        369,416        577,584
Dividends and Distributions to
Shareholders:
Net investment income*                            (7,997)            --             --             --        (12,423)        (6,427)
Net realized gain/(loss) from
investment transactions*                              --             --             --             --             --             --
                                            ------------   ------------   ------------   ------------   ------------   ------------
Net Decrease from Dividends and
Distributions                                     (7,997)            --             --             --        (12,423)        (6,427)
Capital Share Transactions:
Shares sold                                      835,253        378,642        149,492        228,604        192,578        703,654
Reinvested dividends and distributions             7,772             --             --             --         11,886          6,103
Shares repurchased                            (1,501,054)    (3,497,874)      (211,923)      (476,067)      (987,558)    (1,278,997)
                                            ------------   ------------   ------------   ------------   ------------   ------------
Net Increase/(Decrease) from Capital
Share Transactions                              (658,029)    (3,119,232)       (62,431)      (247,463)      (783,094)      (569,240)
Net Increase/(Decrease) in Net Assets            482,462     (2,134,552)       178,555         23,584       (426,101)         1,917
Net Assets:
Beginning of period                           11,142,921     13,277,473      1,703,542      1,679,958      4,473,431      4,471,514
End of period                               $ 11,625,383   $ 11,142,921   $  1,882,097   $  1,703,542   $  4,047,330   $  4,473,431
                                            ------------   ------------   ------------   ------------   ------------   ------------
Undistributed net investment
income/(loss)*                              $     21,559   $      8,030   $     (1,134)  $         --   $      3,927   $     12,423


For the six-month period ended April 30, 2006
(unaudited) and the fiscal year ended October 31, 2005             Janus                        Janus
(all numbers in thousands)                                      Olympus Fund                  Orion Fund
                                                         ---------------------------   ---------------------------
                                                            2006            2005          2006           2005
                                                         ------------   ------------   ------------   ------------
Operations:
Net investment income/(loss)                             $         57   $        762   $      5,651   $      3,091
Net realized gain/(loss) from investment transactions         162,366        302,052         41,982         67,290
Change in unrealized net appreciation/(depreciation)
of investments and foreign currency translations               63,601         72,243        129,409         56,341
Payment from affiliate (Note 2)                                     1              1             --             --
                                                         ------------   ------------   ------------   ------------
Net Increase/(Decrease) in Net Assets Resulting
from Operations                                               226,025        375,058        177,042        126,722
Dividends and Distributions to Shareholders:
Net investment income*                                           (637)            --         (6,052)            --
Net realized gain/(loss) from investment transactions*             --             --             --             --
                                                         ------------   ------------   ------------   ------------
Net Decrease from Dividends and Distributions                    (637)            --         (6,052)            --
Capital Share Transactions:
Shares sold                                                   135,323         94,217        308,061        167,198
Reinvested dividends and distributions                            624             --          5,942             --
Shares repurchased                                           (200,189)      (572,853)       (94,167)      (132,323)
                                                         ------------   ------------   ------------   ------------
Net Increase/(Decrease) from Capital Share Transactions       (64,242)      (478,636)       219,836         34,875
Net Increase/(Decrease) in Net Assets                         161,146       (103,578)       390,826        161,597
Net Assets:
Beginning of period                                         2,256,888      2,360,466        691,401        529,804
End of period                                            $  2,418,034   $  2,256,888   $  1,082,227   $    691,401
                                                         ------------   ------------   ------------   ------------
Undistributed net investment income/(loss)*              $        124   $        705   $      2,579   $      2,980



*See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.


                      76 Janus Growth Funds April 30, 2006

                      Janus Growth Funds April 30, 2006 77

For the six-month period ended
April 30, 2006 (unaudited) and for the                    Janus                       Janus                      Janus
fiscal year or period ended                               Triton                      Twenty                     Venture
October 31, 2005 (all numbers in thousands)                Fund                        Fund                       Fund
                                                 -------------------------   -------------------------   -------------------------
                                                    2006         2005(1)        2006          2005          2006          2005
                                                 -----------   -----------   -----------   -----------   -----------   -----------
Operations:
Net investment income/(loss)                     $       226   $       (43)  $    20,273   $    20,063   $    (3,364)  $    (8,736)
Net realized gain/(loss) from investment
transactions                                           6,484           (40)    1,073,014     1,469,039       114,178       117,762
Net realized gain/(loss) from short sales                 --            --            --            --            --            --
Net realized gain/(loss) from option contracts            --            --            --            --            --            --
Change in unrealized net
appreciation/(depreciation) of investments and
foreign currency translations                         11,694         2,161      (388,964)      254,049       165,631        25,372
Payment from affiliate (Note 2)                           --            --            17             7            --            --
                                                 -----------   -----------   -----------   -----------   -----------   -----------
Net Increase/(Decrease) in Net Assets Resulting
from Operations                                       18,404         2,078       704,340     1,743,158       276,445       134,398
Dividends and Distributions to Shareholders:
Net investment income*                                  (125)           --       (20,136)       (2,651)           --            --
Net realized gain/(loss) from investment
transactions*                                            (88)           --            --            --       (65,399)           --
                                                 -----------   -----------   -----------   -----------   -----------   -----------
Net Decrease from Dividends and Distributions           (213)           --       (20,136)       (2,651)      (65,399)           --
Capital Share Transactions:
Shares sold                                          123,872        45,861       232,842       542,721        17,012        36,715
Redemption fees                                          N/A           N/A           N/A           N/A           N/A           N/A
Reinvested dividends and distributions                   209            --        19,712         2,597        62,815            --
Shares repurchased                                   (14,596)      (10,244)     (793,797)   (1,696,801)     (108,928)     (205,051)
                                                 -----------   -----------   -----------   -----------   -----------   -----------
Net Increase/(Decrease) from Capital Share
Transactions                                         109,485        35,617      (541,243)   (1,151,483)      (29,101)     (168,336)
                                                 -----------   -----------   -----------   -----------   -----------   -----------
Net Increase/(Decrease) in Net Assets                127,676        37,695       142,961       589,024       181,945       (33,938)
Net Assets:
Beginning of period                                   37,695            --     9,612,503     9,023,479     1,293,150     1,327,088
End of Period                                    $   165,371   $    37,695   $ 9,755,464   $ 9,612,503   $ 1,475,095   $ 1,293,150
                                                 -----------   -----------   -----------   -----------   -----------   -----------
Undistributed net investment income/(loss)*      $       101   $        --   $    20,420   $    20,284   $    (3,289)  $        75


For the six-month period ended April 30, 2006 (unaudited)                          Janus                         Janus
and for the fiscal year or period ended October 31, 2005                        Global Life                 Global Technology
(all numbers in thousands)                                                     Sciences Fund                      Fund
                                                                         ---------------------------   ---------------------------
                                                                            2006           2005            2006           2005
                                                                         ------------   ------------   ------------   ------------
Operations:
Net investment income/(loss)                                             $     (2,505)  $     (5,782)  $     (2,685)  $        758
Net realized gain/(loss) from investment transactions                         102,820        175,006        209,642         99,671
Net realized gain/(loss) from short sales                                          15             --             --             --
Net realized gain/(loss) from option contracts                                     37             --             --             --
Change in unrealized net appreciation/(depreciation) of investments and
foreign currency translations                                                 (48,739)        51,675        (24,328)        33,644
Payment from affiliate (Note 2)                                                    --             --              4             --
                                                                         ------------   ------------   ------------   ------------
Net Increase/(Decrease) in Net Assets Resulting from Operations                51,628        220,899        182,633        134,073
Dividends and Distributions to Shareholders:
Net investment income*                                                             --             --           (719)            --
Net realized gain/(loss) from investment transactions*                             --             --             --             --
                                                                         ------------   ------------   ------------   ------------
Net Decrease from Dividends and Distributions                                      --             --           (719)            --
Capital Share Transactions:
Shares sold                                                                    42,048         51,664         40,983         46,171
Redemption fees                                                                    35             35             54             80
Reinvested dividends and distributions                                             --             --            703             --
Shares repurchased                                                           (130,908)      (306,428)      (139,410)      (441,684)
                                                                         ------------   ------------   ------------   ------------
Net Increase/(Decrease) from Capital Share Transactions                       (88,825)      (254,729)       (97,670)      (395,433)
                                                                         ------------   ------------   ------------   ------------
Net Increase/(Decrease) in Net Assets                                         (37,197)       (33,830)        84,244       (261,360)
Net Assets:
Beginning of period                                                         1,149,666      1,183,496        993,663      1,255,023
End of Period                                                            $  1,112,469   $  1,149,666   $  1,077,907   $    993,663
                                                                         ------------   ------------   ------------   ------------
Undistributed net investment income/(loss)*                              $     (2,505)  $         --   $     (2,679)  $        725


*See Note 4 in Notes to Financial Statements.

(1)Period from February 25, 2005 (inception date) through October 31, 2005.

See Notes to Financial Statements.


                      78 Janus Growth Funds April 30, 2006

                      Janus Growth Funds April 30, 2006 79

Financial Highlights

                                                                     Janus Fund
                    -------------------------------------------------------------------------------------------------------------
For a share
outstanding
during the
six-month
period ended
April 30, 2006
(unaudited) and
through each
fiscal year
ended October 31        2006                 2005                2004                 2003             2002             2001
------------------  --------------      --------------      --------------       --------------   --------------   --------------
Net Asset
Value,
Beginning of
Period              $        24.44      $        22.69      $        22.52       $        18.39   $        22.11   $        44.00
Income from
Investment
Operations:
Net investment
income/(loss)                  .05                 .02                  --(1)                --(1)            --(1)            --(1)
Net gains/(losses)
on securities
(both realized
and unrealized)               2.52                1.73                 .17                 4.13            (3.72)          (17.50)
                    --------------      --------------      --------------       --------------   --------------   --------------
Total from
Investment
Operations                    2.57                1.75                 .17                 4.13            (3.72)          (17.50)
Less
Distributions
and Other:
Dividends (from
net investment
income)*                      (.02)                 --                  --                   --               --               --
Distributions
(from capital
gains)*                         --                  --                  --                   --               --            (4.39)
Payment from
affiliate                       --(2)               --(2)               --(2)                --               --               --
                    --------------      --------------      --------------       --------------   --------------   --------------
Total
Distributions
and Other                     (.02)                 --                  --                   --               --            (4.39)
                    --------------       --------------      --------------       --------------   --------------   --------------
Net Asset
Value,
End of Period       $        26.99      $        24.44      $        22.69       $        22.52   $        18.39   $        22.11
Total Return**               10.51%(3)            7.71%(3)            0.75%(3)            22.46%          (16.82)%         (43.42)%
Net Assets,
End of Period
(in thousands)      $   11,625,383      $   11,142,921      $   13,277,473       $   17,426,458   $   16,320,421   $   23,513,436
Average Net
Assets for
the Period
(in thousands)      $   11,539,726      $   12,310,464      $   15,433,191       $   16,206,681   $   21,651,285   $   34,254,548
Ratio of Gross
Expenses to
Average
Net
Assets***(4)(5)               0.91%               0.88%               0.90%                0.89%            0.85%            0.84%
Ratio of Net
Expenses to
Average Net
Assets***(4)                  0.90%               0.87%               0.90%                0.89%            0.84%            0.83%
Ratio of Net
Investment
Income/(Loss)
to Average
Net Assets***                 0.38%               0.07%              (0.17)%              (0.17)%          (0.24)%          (0.16)%
Portfolio
Turnover
Rate***                        110%                 78%                 21%                  22%              27%              51%


                                                               Janus Enterprise Fund
                      -------------------------------------------------------------------------------------------------------
For a share
outstanding
during the
six-month
period ended
April 30, 2006
(unaudited)
and through
each fiscal
year ended
October 31                2006              2005              2004              2003              2002              2001
-------------------   -------------     -------------     -------------     -------------     -------------     -------------
Net Asset Value,
Beginning of
Period                $       39.48     $       33.73     $       30.02     $       22.93     $       29.67     $       68.41
Income from
Investment
Operations:
Net investment
income/(loss)                  (.03)               --(1)             --(1)             --(1)             --(1)             --(1)
Net gains/(losses)
on securities
(both realized
and unrealized)                5.67              5.75              3.71              7.09             (6.74)           (38.74)
                      -------------     -------------     -------------     -------------     -------------     -------------
Total from
Investment
Operations                     5.64              5.75              3.71              7.09             (6.74)           (38.74)
Less
Distributions:
Dividends (from
net investment
income)*                         --                --                --                --                --                --
Distributions
(from capital
gains)*                          --                --                --                --                --                --
                      -------------     -------------     -------------     -------------     -------------     -------------
Total Distributions              --                --                --                --                --                --
                      -------------     -------------     -------------     -------------     -------------     -------------
Net Asset Value,
End of Period         $       45.12     $       39.48     $       33.73     $       30.02     $       22.93     $       29.67
Total Return**                14.29%            17.05%            12.36%            30.92%           (22.72)%          (56.63)%
Net Assets,
End of
Period
(in thousands)        $   1,882,097     $   1,703,542     $   1,679,958     $   1,916,706     $   1,854,192     $   3,071,818
Average Net Assets
for the Period
(in thousands)        $   1,842,337     $   1,728,579     $   1,795,534     $   1,741,680     $   2,518,273     $   4,858,360
Ratio of Gross
Expenses to
Average Net
Assets***(4)(5)                0.98%             0.96%             1.04%             1.02%             0.93%             0.92%
Ratio of Net
Expenses to
Average Net
Assets***(4)                   0.97%             0.95%             1.03%             1.02%             0.90%             0.90%
Ratio of Net
Investment
Income/(Loss)
to Average
Net Assets***                 (0.12)%           (0.30)%           (0.46)%           (0.46)%           (0.43)%           (0.55)%
Portfolio
Turnover Rate***                 44%               28%               27%               32%               64%               85%


* See Note 4 in Notes to Financial Statements.

** Total return not annualized for periods of less than one full year.

*** Annualized for periods of less than one full year.

(1)Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(3)During the fiscal year or period ended, Janus Capital and/or Janus Services LLC ("Janus Services") fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(4)See "Explanations of Charts, Tables and Financial Statements."

(5)The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

See Notes to Financial Statements.


                      80 Janus Growth Funds April 30, 2006

                                                                    Janus Mercury Fund
                           -------------------------------------------------------------------------------------------------------
For a share
outstanding
during the
six-month
period ended
April 30, 2006
(unaudited)
and through
each fiscal
year ended
October 31                      2006              2005             2004             2003               2002              2001
-------------------------  --------------    --------------   --------------    --------------    --------------    --------------
Net Asset Value,
Beginning of Period        $        22.05    $        19.48   $        18.14    $        14.92    $        19.14    $        40.59
Income from
Investment
Operations:
Net investment
income/(loss)                         .02               .09            --(1)             --(1)             --(1)               .04
Net gains/(losses) on
securities (both
realized and unrealized)             1.88              2.51             1.34              3.22             (4.18)           (17.05)
                           --------------    --------------   --------------    --------------    --------------    --------------
Total from Investment
Operations                           1.90              2.60             1.34              3.22             (4.18)           (17.01)
Less Distributions:
Dividends (from net
investment income)*                  (.06)             (.03)              --                --              (.04)             (.03)
Distributions (from
capital gains)*                        --                --               --                --                --             (4.41)
                           --------------    --------------   --------------    --------------    --------------    --------------
Total Distributions                  (.06)             (.03)              --                --              (.04)            (4.44)
                           --------------    --------------   --------------    --------------    --------------    --------------
Net Asset Value, End of
Period                     $        23.89    $        22.05   $        19.48    $        18.14    $        14.92    $        19.14
Total Return**                       8.63%            13.35%            7.39%            21.58%           (21.88)%          (46.21)%
Net Assets, End of
Period (in thousands)      $    4,047,330    $    4,473,431   $    4,471,514    $    5,282,164    $    5,034,041    $    7,910,482
Average Net Assets for
the Period (in thousands)  $    4,391,354    $    4,447,616   $    5,007,156    $    5,088,567    $    6,783,864    $   11,243,108
Ratio of Gross Expenses
to Average Net
Assets***(2)(3)                      0.96%             0.93%             0.97%            0.96%             0.94%             0.89%
Ratio of Net Expenses to
Average Net Assets***(2)             0.95%             0.92%            0.97%             0.95%             0.92%             0.88%
Ratio of Net Investment
Income/(Loss) to Average
Net Assets***                        0.18%             0.42%           (0.26)%           (0.31)%           (0.07)%            0.16%
Portfolio Turnover
Rate***                               186%               38%              43%               54%               97%               83%


                                                                   Janus Olympus Fund
                        ----------------------------------------------------------------------------------------------------------
For a share
outstanding
during the
six-month
period ended
April 30, 2006
(unaudited)
and through
each fiscal
year ended
October 31                  2006                2005               2004                2003             2002             2001
----------------------  -------------       -------------      -------------       -------------    -------------    -------------
Net Asset Value,
Beginning of Period     $       30.96       $       26.30      $       25.22       $       20.60    $       24.59    $       50.50
Income from
Investment
Operations:
Net investment
income/(loss)                      --                 .01              --(1)               --(1)            --(1)              .13
Net gains/(losses)
on securities (both
realized and
unrealized)                      3.13                4.65               1.08                4.62            (3.88)          (25.42)
                        -------------       -------------      -------------       -------------    -------------    -------------
Total from
Investment
Operations                       3.13                4.66               1.08                4.62            (3.88)          (25.29)
Less Distributions
and Other:
Dividends (from net
investment income)*              (.01)                 --                 --                  --             (.11)            (.23)
Distributions (from
capital gains)*                    --                  --                 --                  --               --             (.39)
Payment from affiliate             --(4)               --(4)              --(4)               --               --               --
                        -------------       -------------      -------------       -------------    -------------    -------------
Total Distributions
and Other                        (.01)                 --                 --                  --             (.11)            (.62)
                        -------------       -------------      -------------       -------------    -------------    -------------
Net Asset Value,
End of Period           $       34.08       $       30.96      $       26.30       $       25.22    $       20.60    $       24.59
Total Return**                  10.11%(5)           17.72%(5)           4.28%(5)           22.38%          (15.89)%         (50.61)%
Net Assets, End of
Period (in thousands)   $   2,418,034       $   2,256,888      $   2,360,466       $   2,772,209    $   2,136,167    $   3,074,317
Average Net Assets
for the Period
(in thousands)          $   2,388,082       $   2,282,832      $   2,575,897       $   2,378,814    $   2,882,934    $   4,767,090
Ratio of Gross
Expenses to
Average Net
Assets***(2)(3)                  0.98%               0.97%              1.03%               0.99%            0.94%            0.91%
Ratio of Net
Expenses to
Average Net
Assets***(2)                     0.97%               0.96%              1.03%               0.98%            0.91%            0.89%
Ratio of Net
Investment
Income/(Loss)
to Average
Net Assets***                    0.00%               0.03%             (0.36)%             (0.14)%          (0.13)%           0.34%
Portfolio
Turnover Rate***                   98%                119%                76%                 84%              90%             118%



*See Note 4 in Notes to Financial Statements.

**Total return not annualized for periods of less than one full year.

***Annualized for periods of less than one full year.

(1)Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)See "Explanations of Charts, Tables and Financial Statements."

(3)The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

(4)Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(5)During the fiscal year or period ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

See Notes to Financial Statements.


                      Janus Growth Funds April 30, 2006 81

                                                                 Janus Orion Fund
                        ----------------------------------------------------------------------------------------------------
For a share
outstanding
during the
six-month
period ended
April 30, 2006
(unaudited)
and through
each fiscal
year ended
October 31                  2006              2005           2004                2003             2002             2001
----------------------  -------------    -------------   -------------       -------------    -------------    -------------
Net Asset Value,
Beginning of Period     $        7.80    $        6.25   $        5.64       $        4.33    $        5.21    $        8.81
Income from
Investment
Operations:
Net investment
income/(loss)                     .05              .03              --(1)               --(1)            --(1)            --(1)
Net gains/(losses)
on securities (both
realized and
unrealized)                      1.69             1.52             .61                1.31             (.88)           (3.58)
                        -------------    -------------   -------------       -------------    -------------    -------------
Total from
Investment
Operations                       1.74             1.55             .61                1.31             (.88)           (3.58)
Less Distributions
and Other:
Dividends (from net
investment income)*              (.06)              --              --                  --               --             (.02)
Distributions (from
capital gains)*                    --               --              --                  --               --               --
Payment from affiliate             --               --              --(2)               --               --               --
                        -------------    -------------   -------------       -------------    -------------    -------------
Total Distributions
and Other                        (.06)              --              --                  --               --             (.02)
                        -------------    -------------   -------------       -------------    -------------    -------------
Net Asset Value,
End of Period           $        9.48    $        7.80   $        6.25       $        5.64    $        4.33    $        5.21
Total Return**                  22.45%           24.80%          10.82%(3)           29.95%          (16.70)%         (40.69)%
Net Assets,
End of Period
(in thousands)          $   1,082,227    $     691,401   $     529,804       $     513,708    $     421,458    $     602,303
Average Net Assets
for the Period
(in thousands)          $     899,038    $     590,421   $     540,305       $     431,124    $     562,457    $     762,142
Ratio of Gross
Expenses
to Average Net
Assets***(4)(5)                  0.98%            1.02%           1.09%               1.10%            1.09%            1.06%
Ratio of Net
Expenses to
Average Net
Assets***(4)                     0.97%            1.01%           1.08%               1.08%            1.04%            1.03%
Ratio of Net
Investment
Income/(Loss) to
Average Net
Assets***                        1.27%            0.52%          (0.05)%             (0.43)%          (0.30)%          (0.06)%
Portfolio
Turnover Rate***                   54%              68%             69%                 72%             161%             206%


                                                                           Janus Triton Fund
                                                                    -------------------------------
For a share outstanding during
the six-month period ended
April 30, 2006 (unaudited) and
through the period ended October 31                                    2006               2005(6)
---------------------------------------------------------------     ------------       ------------
Net Asset Value, Beginning of Period                                $      10.86       $      10.00
Income from Investment Operations:
Net investment income/(loss)                                                 .04                 --
Net gains/(losses) on securities (both realized and unrealized)             2.88                .86
                                                                    ------------       ------------
Total from Investment Operations                                            2.92                .86
Less Distributions:
Dividends from net investment income*                                       (.03)                --
Distributions from net realized gains*                                      (.02)                --
                                                                    ------------       ------------
Total Distributions                                                         (.05)                --
                                                                    ------------       ------------
Net Asset Value, End of Period                                      $      13.73       $      10.86
Total Return**                                                             26.98%              8.60%
Net Assets, End of Period                                           $    165,371       $     37,695
Average Net Assets for the Period                                   $     91,310       $     25,904
Ratio of Gross Expenses to Average Net Assets***(4)(5)                      1.08%              1.27%(7)
Ratio of Net Expenses to Average Net Assets***(4)                           1.07%              1.25%
Ratio of Net Invest Income to Average Net Assets***                         0.50%             (0.24)%
Portfolio Turnover Rate***                                                   215%                48%



*See Note 4 in Notes to Financial Statements.

**Total return not annualized for periods of less than one full year.

***Annualized for periods of less than one full year.

(1)Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(3)During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(4)See "Explanations of Charts, Tables and Financial Statements."

(5)The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

(6)Period from February 25, 2005 (inception date) through October 31, 2005.

(7)The ratio was 1.85% in 2005 before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.


                      82 Janus Growth Funds April 30, 2006

                                                                 Janus Twenty Fund
                  ----------------------------------------------------------------------------------------------------------------
For a share
outstanding
during the
six-month
period ended
April 30, 2006
(unaudited) and
through each
fiscal year
ended October 31       2006                 2005                 2004                 2003              2002             2001
----------------  --------------       --------------       --------------       --------------    --------------   --------------
Net Asset Value,
Beginning of
Period            $        47.63       $        39.60       $        34.06       $        30.47    $        36.31   $        71.07
Income from
Investment
Operations:
Net investment
income/(loss)                .11                  .10                  .03                  .17               .21              .32
Net gains/
(losses)
on securities
(both realized
and  unrealized)            3.44                 7.94                 5.68                 3.63             (5.71)          (33.33)
                  --------------       --------------       --------------       --------------    --------------   --------------
Total from
Investment
Operations                  3.55                 8.04                 5.71                 3.80             (5.50)          (33.01)
Less
Distributions
and Other:
Dividends (from
net investment
income)*                    (.10)                (.01)                (.17)                (.21)             (.34)              --
Distributions
(from capital
gains)*                       --                   --                   --                   --                --            (1.75)
Payment from
affiliate                     --(1)                --(1)                --(1)                --                --               --
                  --------------       --------------       --------------       --------------    --------------   --------------
Total
Distributions
and Other                   (.10)                (.01)                (.17)                (.21)             (.34)           (1.75)
                  --------------       --------------       --------------       --------------    --------------   --------------
Net Asset
Value, End
of Period         $        51.08       $        47.63       $        39.60       $        34.06    $        30.47   $        36.31
Total Return**              7.46%(2)            20.31%(2)            16.85%(2)            12.60%           (15.35)%         (47.43)%
Net Assets,
End of
Period (in
thousands)        $    9,755,464       $    9,612,503       $    9,023,479       $    9,821,492    $   10,107,243   $   14,378,453
Average Net
Assets for
the Period
(in thousands)    $    9,820,060       $    9,458,921       $    9,319,532       $    9,749,457    $   12,572,984   $   20,320,750
Ratio of Gross
Expenses to
Average
Net Assets***
(3)(4)                      0.88%                0.86%                0.89%                0.88%             0.84%            0.84%
Ratio of Net
Expenses to
Average Net
Assets***(3)                0.87%                0.86%                0.89%                0.88%             0.83%            0.84%
Ratio of Net
Investment
Income/(Loss)
to Average
Net Assets***               0.42%                0.21%                0.06%                0.52%             0.56%            0.63%
Portfolio
Turnover
Rate***                       31%                  44%                  14%                  44%               53%              50%


                                                            Janus Venture Fund
                       --------------------------------------------------------------------------------------------------
For a share
outstanding
during the
six-month
period ended
April 30, 2006
(unaudited) and
through each
fiscal year
ended October 31           2006             2005             2004             2003             2002             2001
---------------------  -------------    -------------    -------------    -------------    -------------    -------------
Net Asset Value,
Beginning of Period    $       56.82    $       51.57    $       47.77    $       31.59    $       36.99    $       82.39
Income from
Investment
Operations:
Net investment
income/(loss)                   (.15)              --(5)            --(5)            --(5)            --(5)            --(5)
Net gains/
(losses)
on securities
(both realized
and unrealized)                12.27             5.25             3.80            16.18            (5.40)          (29.02)
Total from
Investment
Operations                     12.12             5.25             3.80            16.18            (5.40)          (29.02)
Less
Distributions:
Dividends (from
net investment
income)*                          --               --               --               --               --               --
Distributions
(from capital gains)*          (2.93)              --               --               --               --           (16.38)
                       -------------    -------------    -------------    -------------    -------------    -------------
Total Distributions            (2.93)              --               --               --               --           (16.38)
                       -------------    -------------    -------------    -------------    -------------    -------------
Net Asset Value,
End of Period          $       66.01    $       56.82    $       51.57    $       47.77    $       31.59    $       36.99
Total Return**                 22.17%           10.18%            7.95%           51.22%          (14.60)%         (40.67)%
Net Assets,
End of Period
(in thousands)         $   1,475,095    $   1,293,150    $   1,327,088    $   1,392,358    $     756,323    $   1,009,278
Average Net
Assets for the
Period (in thousands)  $   1,391,021    $   1,367,775    $   1,355,755    $     988,156    $     992,760    $   1,312,759
Ratio of Gross
Expenses to
Average Net
Assets*** (3)(4)                0.91%            0.87%            0.90%            0.94%            0.88%            0.87%
Ratio of Net
Expenses to
Average Net
Assets*** (3)                   0.90%            0.87%            0.90%            0.93%            0.87%            0.86%
Ratio of Net
Investment
Income/(Loss)
to Average
Net Assets***                  (0.49)%          (0.64)%          (0.74)%          (0.67)%          (0.73)%          (0.36)%
Portfolio
Turnover Rate***                  56%              63%              61%              75%              90%              70%



*See Note 4 in Notes to Financial Statements.

**Total return not annualized for periods of less than one full year.

***Annualized for periods of less than one full year.

(1)Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(2)During the fiscal year or period ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(3)See "Explanations of Charts, Tables and Financial Statements."

(4)The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

(5)Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year ended.

See Notes to Financial Statements.


                      Janus Growth Funds April 30, 2006 83

                                                        Janus Global Life Sciences Fund
                       -----------------------------------------------------------------------------------------------------
For a share
outstanding
during the
six-month
period ended
April 30, 2006
(unaudited)
and through
each fiscal
year ended
October 31                 2006             2005             2004                2003             2002             2001
---------------------  -------------    -------------    -------------       -------------    -------------    -------------
Net Asset Value,
Beginning of Period    $       19.37    $       16.08    $       14.61       $       12.82    $       16.96    $       22.41
Income from
Investment
Operations:
Net investment
income/(loss)                   (.05)              --(1)            --(1)               --(1)            --(1)            --(1)
Net gains/(losses)
on securities
(both realized
and unrealized)                  .91             3.29             1.47                1.79            (4.14)           (5.43)
                       -------------    -------------    -------------       -------------    -------------    -------------
Total from
Investment
Operations                       .86             3.29             1.47                1.79            (4.14)           (5.43)
Less Distributions
and Other:
Dividends (from net
investment income)*               --               --               --                  --               --             (.02)
Distributions (from
capital gains)*                   --               --               --                  --               --               --
Redemption fees                   --(2)            --(2)            --(2)               --(2)           N/A              N/A
Payment from
affiliate                         --               --            --(3)                  --               --               --
                       -------------    -------------    -------------       -------------    -------------    -------------
Total
Distributions
and Other                         --               --               --                  --               --             (.02)
                       -------------    -------------    -------------       -------------    -------------    -------------
Net Asset Value,
End of Period          $       20.23    $       19.37    $       16.08       $       14.61    $       12.82    $       16.96
Total Return**                  4.44%           20.46%           10.06%(4)           13.87%          (24.35)%         (24.26)%
Net Assets, End of
Period (in thousands)  $   1,112,469    $   1,149,666    $   1,183,496       $   1,264,220    $   1,389,723    $   2,415,086
Average Net Assets
for the Period
(in thousands)         $   1,175,835    $   1,181,741    $   1,288,416       $   1,296,095    $   1,927,734    $   2,957,777
Ratio of Gross
Expenses
to Average Net
Assets***(5)(6)                 0.99%            0.97%            1.02%               0.99%            0.89%            0.93%
Ratio of Net
Expenses to
Average Net
Assets***(5)                    0.98%            0.96%            1.01%               0.98%            0.88%            0.91%
Ratio of Net
Investment
Income/(Loss)
to Average
Net Assets***                  (0.43)%          (0.49)%          (0.52)%             (0.28)%          (0.42)%          (0.32)%
Portfolio
Turnover Rate***                  84%              77%              78%                135%              73%              84%


                                                             Janus Global Technology Fund
                         ----------------------------------------------------------------------------------------------------
For a share
outstanding
during the
six-month
period ended
April 30, 2006
(unaudited)
and through
each fiscal
year ended
October 31                   2006                2005            2004             2003             2002             2001
-----------------------  -------------       -------------   -------------    -------------    -------------    -------------
Net Asset Value,
Beginning of Period      $       10.88       $        9.70   $       10.44    $        7.41    $       10.83    $       27.44
Income from
Investment
Operations:
Net investment
income/(loss)                     (.03)                .01             .02               --(1)          (.01)             .36
Net gains/(losses)
on securities
(both realized
and unrealized)                   2.10                1.17            (.76)            3.03            (3.41)          (16.64)
                         -------------       -------------   -------------    -------------    -------------    -------------
Total from
Investment
Operations                        2.07                1.18            (.74)            3.03            (3.42)          (16.28)
Less Distributions
and Other:
Dividends (from net
investment income)*               (.01)                 --              --               --               --             (.16)
Distributions (from
capital gains)*                     --                  --              --               --               --               --
Tax return of capital*              --                  --              --               --               --             (.17)
Redemption fees                     --(2)               --(2)           --(2)            --(2)           N/A              N/A
Payment from affiliate              --(3)               --              --(3)            --               --               --
                         -------------       -------------   -------------    -------------    -------------    -------------
Total Distributions
and Other                         (.01)                 --              --               --               --             (.33)
                         -------------       -------------   -------------    -------------    -------------    -------------
Net Asset Value,
End of Period            $       12.94       $       10.88   $        9.70    $       10.44    $        7.41    $       10.83
Total Return**                   19.01%(7)           12.16%     (7.09)%(4)            41.08%          (31.67)%         (59.95)%
Net Assets,
End of Period
(in thousands)           $   1,077,907       $     993,663   $   1,255,023    $   1,655,731    $   1,249,514    $   2,275,691
Average Net
Assets for the
Period (in thousands)    $   1,073,047       $   1,109,908   $   1,480,508    $   1,332,510    $   1,906,518    $   4,009,850
Ratio of Gross
Expenses to Average
Net Assets***(5)(6)               1.07%               1.04%           1.07%            1.07%            0.96%            0.92%
Ratio of Net Expenses
to Average Net
Assets***(5)                      1.05%               1.03%           1.07%            1.06%            0.94%            0.90%
Ratio of Net Investment                                                  %                %                %                %
Income/(Loss) to
Average Net Assets***            (0.50)               0.07%          (0.37)           (0.27)           (0.14)            0.55%
Portfolio
Turnover Rate***                   110%                 31%             24%              48%              66%              60%



*See Note 4 in Notes to Financial Statements.

**Total return not annualized for periods of less than one full year.

***Annualized for periods of less than one full year.

(1)Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(2)Redemption fees aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(3)Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(4)During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(5)See "Explanations of Charts, Tables and Financial Statements."

(6)The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

(7)During the period ended, Janus Capital and/or Janus Service's fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.01%.

See Notes to Financial Statements.


                      84 Janus Growth Funds April 30, 2006

Notes to Schedules of Investments and
Securities Sold Short  (unaudited)

Lipper Health/Biotechnology      Funds that invest at least 65% of their equity portfolio in shares of companies engaged in
Funds                            healthcare, medicine, and biotechnology.

Lipper Large-Cap Growth Funds    Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P
                                 SuperComposite 1500 Index. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 (R) Index.

Lipper Mid-Cap Growth Funds      Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P
                                 SuperComposite 1500 Index. Mid-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index.

Lipper Multi-Cap Growth Funds    Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis)
                                 above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

Lipper Science and Technology    Funds that invest at least 65% of their equity portfolio in science and technology stocks.
Funds

Lipper Small-Cap Growth Funds    Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P
                                 SuperComposite 1500 Index. Small-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

Morgan Stanley Capital           Is a capitalization weighted index that monitors the performance of information technology
International World Information  stocks from around the world.
Technology Index(SM)

Morgan Stanley Capital           Is a capitalization weighted index that monitors the performance of healthcare stocks from
International World Health Care  developed market countries in North America, Europe, and the Asia/Pacific Region.
Index(SM)

Russell 1000(R) Growth Index     Measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000(R) Growth Index     Measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000(R) Index            Measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index.

Russell 2500(TM) Growth Index    Measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 3000(R) Growth Index     Measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 (R)  Growth or the Russell 2000 (R)  Growth Indices.

Russell Midcap(R) Growth Index   Consists of stocks from the Russell Midcap(R) Index with a greater-than-average growth orientation. The Russell Midcap(R) Index consists of the smallest 800 companies in the Russell
                                 1000 (R)  Index, as ranked by total market capitalization.


                      Janus Growth Funds April 30, 2006 85

Notes to Schedules of Investments and
Securities Sold Short (unaudited) (continued)

S&P 500(R)     The Standard & Poor's Composite Index of 500 stocks is a widely recognized, unmanaged index of common stock prices.
Index

S&P MidCap     An unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation.
400 Index

144A           Securities sold under Rule 144A of the Securities Act of 1933 are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

ADR            American Depositary Receipt

ETD            Euro Time Deposit

GDR            Global Depositary Receipt

PLC            Public Limited Company

REIT           Real Estate Investment Trust

U.S. Shares    Securities of foreign companies trading on an American Stock Exchange



*Non-income-producing security.

**A portion of this holding has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, short sales, securities with extended settlement dates and/or option contracts.

(Y)Security is a defaulted security in Janus Global Technology Fund with accrued interest in the amount of $1,268,000 that was written-off December 10, 2001. A principal payment was received by the Fund on July 13, 2005. It is anticipated that sometime during the third quarter of 2006 a second principal payment will be received by the Fund.

(B)Security is illiquid.

#Loaned security; a portion or all of the security is on loan as of April 30, 2006.

+The security is purchased with the cash collateral received from Securities on Loan (Note 1).

oSecurity is a defaulted security.

(O)SCHEDULE OF FAIR VALUED SECURITIES (AS OF APRIL 30, 2006)

                                                                                   Value as a %
                                                                 Value            of Net Assets
                                                            ---------------      ---------------
Janus Venture Fund
Candescent Technologies Corp. - Series E                    $            --                  0.0%
DrugMax, Inc.                                                            --                  0.0%
Genius Products, Inc.                                             5,775,525                  0.4%
Genius Products, Inc.                                               529,245                  0.0%
Infocrossing, Inc. - expires 5/10/07                              2,404,853                  0.2%
OneTravel Holdings, Inc.                                                 --                  0.0%
Ronco Fi-Tek, Inc.                                                5,100,000                  0.3%
                                                            ---------------      ---------------
                                                            $    13,809,623                  0.9%
Janus Global Life Sciences Fund
Cougar Technology, Inc.                                     $     2,904,499                  0.3%
Fibrogen, Inc.                                                    9,106,238                  0.8%
                                                            ---------------      ---------------
                                                            $    12,010,737                  1.1%
Janus Global Technology Fund
Candescent Technologies Corp., 8.00% convertible senior
subordinated debentures due 5/1/03 (144A)                   $            --                  0.0%


Securities are valued at "fair value" pursuant to procedures adopted by the Funds' Trustees. The Schedule of Fair Valued Securities does not include international activities fair valued pursuant to a systematic fair valuation model.


                      86 Janus Growth Funds April 30, 2006

(S) SCHEDULE OF RESTRICTED AND ILLIQUID SECURITIES

                                                  Acquisition           Acquisition                              Value as a %
                                                     Date                  Cost                Value            of Net Assets
                                               ------------------     ---------------      ---------------     ---------------
Janus Enterprise Fund
Morgan Stanley Co.,
convertible, (Celgene Corp.), 0% (144A)        2/21/06                $    13,162,450      $    15,166,903                 0.8%
Janus Mercury Fund
Morgan Stanley Co.,
convertible, (Celgene Corp.), 0% (144A)        2/21/06                $    30,050,300      $    34,626,531                 0.9%
Janus Orion Fund
Bajaj Hindusthan,
Ltd. (GDR) (144A)                              1/27/06                $     2,722,636      $     3,854,676                 0.4%
Janus Venture Fund
DrugMax, Inc.(O)                               9/23/05                $       381,250      $            --                 0.0%
Genius Products, Inc.(O)                       12/5/05                      6,312,750            5,775,525                 0.4%
Genius Products, Inc.(O)                       12/5/05                      1,083,000              529,245                 0.0%
OneTravel Holdings, Inc.(O)                    4/15/05                             --                   --                 0.0%
Ronco Fi-Tek, Inc.(O)                          6/24/05                      6,000,000            5,100,000                 0.3%
                                                                      ---------------      ---------------     ---------------
                                                                      $    13,777,000      $    11,404,770                 0.7%

Janus Global Life Sciences Fund
Cougar Technology, Inc.(O)                     3/31/06                $     2,904,499      $     2,904,499                 0.3%
Fibrogen, Inc.(O)                              12/28/04 - 11/8/05           5,786,786            9,106,238                 0.8%
                                                                      ---------------      ---------------     ---------------
                                                                      $     8,691,285      $    12,010,737                 1.1%
Janus Global Technology Fund
Candescent Technologies Corp., 8.00%
convertible senior subordinated debentures
due 5/1/03 (144A)(0)                           3/6/00 - 2/23/01       $     2,614,147      $            --                 0.0%



The Funds have registration rights for certain restricted securities held as of April 30, 2006. The issuer incurs all registration costs.


                      Janus Growth Funds April 30, 2006 87

Notes to Schedules of Investments and
Securities Sold Short (unaudited) (continued)

L. The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities at any time during the period ended April 30, 2006.

                              Purchases                        Sales                Realized        Dividend        Value
                        Shares          Cost           Shares          Cost        Gain/(Loss)       Income       at 4/30/06
                     ------------   ------------    ------------   ------------   ------------    ------------   ------------
Janus Venture Fund
Axesstel, Inc.                 --   $         --       2,128,965   $  8,515,860   $ (6,726,042)   $         --   $         --
Century Casinos,
Inc.(1)                        --             --              --             --             --              --     15,449,000
DrugMax, Inc.                  --             --              --             --             --              --      3,965,000
Genius Products, Inc.          --             --              --             --             --              --      5,775,525
Hythiam, Inc.             911,420      4,329,245              --             --             --              --     13,851,413
Infocrossing, Inc.        170,270      1,248,391              --             --             --              --     26,920,897
Intermap
Technologies, Ltd.             --             --              --             --             --              --     12,951,669
LivePerson, Inc.            1,930         12,560              --             --             --              --     21,159,772
Omnicell, Inc.            562,280      6,162,534              --             --             --              --     25,679,348
OneTravel
Holdings, Inc.                 --             --              --             --             --              --        630,000
Ronco Fi-Tek, Inc.             --             --              --             --             --              --      5,100,000
SeraCare Life
Sciences, Inc.             92,760        923,389         935,380     11,272,767    (10,678,539)             --             --
TALX Corp.(2)                  --             --         394,603      7,652,913     10,326,610          96,005     31,597,520
TechTeam Global, Inc.          --             --         644,992      8,326,760     (1,574,281)             --             --
TransAct
Technologies, Inc.             --             --         799,760     10,407,198     (3,037,746)             --             --
Ultimate
Software Group, Inc.           --             --         125,000      1,375,000      1,868,590              --     45,386,749
ValueVision
Media, Inc.                    --             --              --             --             --              --     21,311,650
Workstream, Inc.
(U.S. Shares)                  --             --              --             --             --              --      6,692,155
                     ------------   ------------    ------------   ------------   ------------    ------------   ------------
                                    $ 12,676,119                   $ 47,550,498   $ (9,821,408)   $     96,005   $236,470,698


(1)Includes 1 for 1 share conversion 11/14/05

(2)Adjusted for 3 for 2 stock split 1/18/06

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates as of April 30, 2006 are noted below.

Fund                                  Aggregate Value
-------------------------------       ---------------
Growth
Janus Fund                            $   980,397,580
Janus Mercury Fund                        415,581,452
Janus Olympus Fund                        162,878,399
Specialty Growth
Janus Global Life Sciences Fund           116,384,462
Janus Global Technology Fund              243,544,483



Variable rate notes are notes for which the interest rate is based on an index or market interest rates and is subject to change. Rates in the security description are as of April 30, 2006.

Repurchase Agreements held by a Fund are fully collateralized, and such collateral is in the possession of the Fund's custodian or subcustodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.


                      88 Janus Growth Funds April 30, 2006

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Fund, Janus Enterprise Fund, Janus Mercury Fund, Janus Olympus Fund, Janus Orion Fund, Janus Triton Fund, Janus Twenty Fund, Janus Venture Fund, Janus Global Life Sciences Fund and Janus Global Technology Fund (collectively the "Funds" and individually a "Fund") are series funds. The Funds are part of Janus Investment Fund (the "Trust"), which was organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company. The Trust has thirty-two funds. Each of the Funds in this report is classified as diversified as defined in the 1940 Act, with the exception of Janus Orion Fund and Janus Twenty Fund, which are classified as nondiversified. The Funds are no-load investments.

The following accounting policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

INVESTMENT VALUATION

Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds' Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Funds are identified between the closing of their principal markets and the time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds' Trustees. The Funds may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

EXPENSES

Each Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses, which may be allocated pro rata to each of the funds in the Trust.

SECURITIES LENDING

Under procedures adopted by the Trustees, the Funds may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Funds may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital Management LLC ("Janus Capital") makes efforts to balance the benefits and risks from granting such loans.

The Funds do not have the right to vote on securities while they are being lent; however, the Funds may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, money market mutual funds or other money market accounts, or such other collateral permitted by the Securities and Exchange Commission ("SEC"). Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC. Cash collateral may also be invested in unaffiliated money market funds or other accounts.

State Street Bank and Trust Company (the "Lending Agent") may also invest the cash collateral in the State Street Navigator Securities Lending Prime Portfolio or investments in unaffiliated money market funds or accounts, mutually agreed to by the Funds and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.


                      Janus Growth Funds April 30, 2006 89

As of April 30, 2006, the following Funds had on loan securities valued as indicated:

                                          Value at
Fund                                   April 30, 2006
-------------------------------       ---------------
Growth
Janus Fund                            $   505,930,469
Janus Enterprise Fund                     223,640,930
Janus Mercury Fund                        381,881,851
Janus Olympus Fund                        307,516,553
Janus Orion Fund                          243,484,769
Janus Twenty Fund                         347,802,617
Janus Venture Fund                        355,947,289
Specialty Growth
Janus Global Life Sciences Fund           168,908,989
Janus Global Technology Fund               74,889,311


As of April 30, 2006, the following Funds received cash collateral for securities lending activity as indicated:

                                      Cash Collateral at
Fund                                    April 30, 2006
-------------------------------       ------------------
Growth
Janus Fund                            $      522,862,639
Janus Enterprise Fund                        229,175,404
Janus Mercury Fund                           394,234,533
Janus Olympus Fund                           316,899,102
Janus Orion Fund                             250,086,433
Janus Twenty Fund                            355,131,715
Janus Venture Fund                           364,896,141
Specialty Growth
Janus Global Life Sciences Fund              174,002,620
Janus Global Technology Fund                  76,982,279


As of April 30, 2006, all cash collateral received was invested in the State Street Navigator Securities Lending Prime Portfolio, except for Janus Mercury Fund, which also invested $5,354,957 in foreign bonds.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the respective securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Funds' direction to its Lending Agent. The Lending Agent may retain a portion of the interest earned. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments. The lending fees and the Funds' portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

During the six-month period ended April 30, 2006, there were no securities lending arrangements for Janus Triton Fund.

INTERFUND LENDING

Pursuant to an exemptive order received from the SEC, each of the Funds may be party to an interfund lending agreement between the Fund and other Janus Capital sponsored mutual funds, which permit it to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of a borrowing Fund's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the six-month period ended April 30, 2006, there were no outstanding borrowing or lending arrangements for the Funds.

SHORT SALES

All Funds may engage in "short sales against the box." Short sales against the box involve selling either a security that the Funds own, or a security equivalent in kind and amount to the security sold short that the Funds have the right to obtain, for delivery at a specified date in the future. The Funds may enter into a short sale against the box in anticipation of an expected decline in the market price of that security. If the value of the securities sold short increases prior to the scheduled delivery date, the Funds lose the opportunity to participate in the gain.

All Funds may also engage in "naked" short sales. Naked short sales involve a Fund selling a security it does not own to a purchaser at a specified price. To complete the transaction, a Fund must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. Although the potential for gain is limited to the difference between the price at which a Fund sold the security short and the cost of borrowing the security, its potential for loss could be unlimited because there is no limit to the replacement cost of the borrowed security. There is no assurance that a Fund will be able to close out a short position at any particular time. A gain or a loss will be recognized upon termination of a short sale. There is no limit on the size of any loss that a Fund may recognize upon termination of a short sale. Short sales held by the Funds are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable).

FORWARD CURRENCY TRANSACTIONS

The Funds may enter into forward currency contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain/(loss) from foreign currency transactions" on the Statement of Operations (if applicable).


                      90 Janus Growth Funds April 30, 2006

Forward currency contracts held by the Funds are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

FOREIGN CURRENCY TRANSLATIONS

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

OPTIONS CONTRACTS

The Funds may purchase or write put and call options on futures contracts or foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized, and on portfolio securities for hedging purposes or as a substitute for an investment. The Funds generally invest in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Funds receive a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Funds could result in the Funds buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

Holdings designated to cover outstanding written options are noted in the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities (if applicable). Gains and losses are reported on the Statement of Operations (if applicable). Janus Global Life Sciences Fund recognized realized gains for written options of $37,700 during the six-month period ended April 30, 2006.

The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movement in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Funds' hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss that the Funds may recognize due to written call options.

Written option activity for the six-month period ended April 30, 2006 was as follows:

                                               Number of            Premiums
Put Options                                     Options             Received
---------------------------------------       ------------        ------------
Janus Global Life Sciences Fund
Options outstanding at October 31, 2005                 --        $         --
Options written                                        290              58,580
Options closed                                        (290)            (58,580)
Options expired                                         --                  --
Options exercised                                       --                  --
Options outstanding at April 30, 2006                   --                  --


WHEN-ISSUED SECURITIES

The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds may hold liquid assets as collateral with the Funds' custodian sufficient to cover the purchase price. As of April 30, 2006, there were no Funds invested in when-issued securities.

EQUITY-LINKED STRUCTURED NOTES

The Funds may invest in equity-linked structured notes. Equity-linked structured notes are debt securities which combine the characteristics of common stock and the sale of an option. The return component is based upon the performance of a single equity security, a basket of equity securities, or an equity index and the sale of an option which is recognized as income. Equity-linked structured notes are typically offered in limited transactions to financial institutions by investment banks, examples of which include performance equity-linked redemption quarterly pay securities ("PERQS"), yield-enhanced securities ("YES"), and yield enhanced equity-linked debt securities ("YEELDS"). There is no guaranteed return of principal with these securities. The appreciation


                      Janus Growth Funds April 30, 2006 91
potential of these securities may be limited by a maximum payment or call right and can be influenced by many unpredictable factors.

INITIAL PUBLIC OFFERINGS

The Funds may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Funds may not experience similar performance as their assets grow.

RESTRICTED SECURITY TRANSACTIONS

Restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

DIVIDEND DISTRIBUTIONS

Each Fund generally declares and distributes dividends of net investment income and capital gains (if any) annually. The majority of dividends and capital gains distributions from a Fund will be automatically reinvested into additional shares of that Fund, based on the discretion of the shareholder.

ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES

No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.64%.

Effective February 1, 2006 for Janus Mercury Fund, the investment advisory fee rates changed from a fixed rate to a rate that adjusts upward or downward based upon the Fund's performance relative to a selected benchmark index. This change does not impact the current investment advisory fee until one year after the effective date when the performance adjustment takes effect.

Until at least March 1, 2007, provided that Janus Capital remains investment adviser to the Funds, Janus Capital has agreed to reimburse the Janus Triton Fund by the amount, if any, that such Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the brokerage commissions, interest, taxes and extraordinary expenses, exceed the annual rate of 1.25%. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as Excess Expense Reimbursement on the Statement of Operations.

Each of the Funds pays Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, an asset-weighted average annual fee based on the proportion of each Fund's total net assets sold directly and the proportion of each Fund's net assets sold through financial intermediaries. The applicable fee rates are 0.16% of net assets on the proportion of assets sold directly and 0.21% on the proportion of assets sold through intermediaries. In addition, Janus Services receives $4.00 per open shareholder account (excluding Janus Twenty Fund and Janus Venture Fund) for transfer agent services.

During the six-month period ended April 30, 2006, Janus Services reimbursed the following Funds as a result of dilutions caused by incorrectly processed shareholder activity as indicated in the table below.

Funds
---------------------------------------------
Growth
Janus Fund                         $   47,274
Janus Olympus Fund                        954
Janus Twenty Fund                      16,870
Special Growth
Janus Global Technology Fund            3,607


For the six-month period ended April 30, 2006, Janus Capital assumed $14,642 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Portfolios") in connection with the regulatory and civil litigation matters discussed in Note
6. These non-recurring costs were allocated to all Portfolios, based upon the Portfolios' respective net assets as of July 31, 2004. No fees were allocated to Janus Research Fund, Janus Triton Fund and the Janus Smart Portfolios as the funds commenced operations after July 31, 2004. Additionally, all future non-recurring costs will be allocated based upon the Portfolios' respective net assets on July 31, 2004. These non-recurring costs and offsetting waivers are shown on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the "Plan") for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance to the Plan. No deferred fees were paid to any Trustee under the Plan during the six-month period ended April 30, 2006.


                      92 Janus Growth Funds April 30, 2006

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Funds, except for the Funds' Chief Compliance Officer. Effective January 1, 2006, the Funds began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Funds. $59,577 of total compensation was paid by the funds of the Trust. The Funds' portion is reported as part of "Other Expenses" on the Statement of Operations.

The Funds' expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in Expense and Fee Offsets on the Statement of Operations. The transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custodian offsets received reduce Custodian Fees. The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

A 2.00% redemption fee may be imposed on shares of Janus Global Life Sciences Fund and Janus Global Technology Fund held for three months or less. This fee is paid to the Funds rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Funds' asset levels and cash flow due to short-term money movements in and out of the Funds. The redemption fee is accounted for as an addition to Paid-in Capital. Total redemption fees received by Janus Global Life Sciences Fund and Janus Global Technology Fund were $34,817 and $53,668, respectively, for the six-month period ended April 30, 2006.

The Funds may invest in money market funds, including funds managed by Janus Capital. During the six-month period ended April 30, 2006, the following Funds recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

                                            Purchases           Sales           Dividend            Value
                                           Shares/Cost       Shares/Cost         Income           at 4/30/06
                                         ---------------   ---------------   ---------------   ---------------
Janus Government Money Market Fund
Janus Mercury Fund                       $    40,000,000   $    40,000,000   $        42,970   $            --
Janus Twenty Fund                            290,000,000        90,000,000           812,816       200,000,000
                                         ---------------   ---------------   ---------------   ---------------
                                         $   330,000,000   $   130,000,000   $       855,786   $   200,000,000
Janus Institutional Cash Reserves Fund
Janus Fund                               $   625,000,000   $   620,000,000   $     2,988,404   $   165,000,000
Janus Enterprise Fund                         40,000,000        40,000,000            85,742                --
Janus Mercury Fund                           285,000,000       205,000,000           197,059        80,000,000
Janus Olympus Fund                            50,000,000                --            25,932        50,000,000
Janus Orion Fund                              50,000,000        50,000,000            79,918                --
Janus Twenty Fund                            310,000,000        25,000,000         7,533,225       485,000,000
                                         ---------------   ---------------   ---------------   ---------------
                                         $ 1,360,000,000   $   940,000,000   $    10,910,280   $   780,000,000
Janus Money Market Fund
Janus Fund                               $   345,000,000   $   420,000,000   $       845,792   $    25,000,000
Janus Mercury Fund                           200,000,000       200,000,000           489,495                --
Janus Twenty Fund                            850,000,000       425,000,000         4,506,308       475,000,000
                                         ---------------   ---------------   ---------------   ---------------
                                         $ 1,395,000,000   $ 1,045,000,000   $     5,841,595   $   500,000,000


3. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the six-month period ended April 30, 2006, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and options) were as follows:

                                                                                   Purchase of Long-      Proceeds from Sales
                                       Purchase of         Proceeds from Sales    Term U.S. Government     of Long-Term U.S.
Fund                                    Securities            of Securities           Obligations        Government Obligations
-------------------------------  ----------------------  ----------------------  ----------------------  ----------------------
Growth
Janus Fund                       $        6,002,248,571  $        6,005,476,689  $                   --  $                   --
Janus Enterprise Fund                       389,076,524             448,203,962                      --                      --
Janus Mercury Fund                        3,926,916,069           4,764,826,802                      --                      --
Janus Olympus Fund                        1,126,738,823           1,198,009,293                      --                      --
Janus Orion Fund                            432,782,648             227,100,902                      --                      --
Janus Triton Fund                           181,318,581              87,018,400                      --                      --
Janus Twenty Fund                         1,312,845,778           2,471,691,294                      --                      --
Janus Venture Fund                          383,839,508             482,334,685                      --                      --
Specialty Growth
Janus Global Life Sciences Fund             482,728,209             567,324,791                      --                      --
Janus Global Technology Fund                564,591,921             675,069,940                      --                      --


                      Janus Growth Funds April 30, 2006 93

4. FEDERAL INCOME TAX

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of April 30, 2006 are also noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

                                                                                      Net Tax
                                    Federal        Unrealized      Unrealized      Appreciation/
Fund                                Tax Cost      Appreciation   (Depreciation)   (Depreciation)
-------------------------------  --------------  --------------  --------------   --------------
Growth
Janus Fund                       $9,986,114,406  $2,266,219,618  $ (138,680,425)  $2,127,539,193
Janus Enterprise Fund             1,471,902,239     677,581,263     (25,526,663)     652,054,600
Janus Mercury Fund                3,992,672,519     506,388,474     (99,083,441)     407,305,033
Janus Olympus Fund                2,195,856,693     552,099,156     (27,784,635)     524,314,521
Janus Orion Fund                  1,075,813,195     279,033,045     (16,736,838)     262,296,207
Janus Triton Fund                   151,608,743      17,306,762      (3,493,239)      13,813,523
Janus Twenty Fund                 7,330,756,041   2,681,929,402     (18,455,513)   2,663,473,889
Janus Venture Fund                1,375,566,249     520,366,251     (53,445,333)     466,920,918
Specialty Growth
Janus Global Life Sciences Fund   1,046,239,534     257,306,772     (30,090,627)     227,216,145
Janus Global Technology Fund        916,597,277     284,030,559     (25,915,485)     258,115,074


Net capital loss carryovers as of October 31, 2005 are indicated in the table below. These losses may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The table below shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule

For the fiscal year ended October 31, 2005

                                                                                                                     Accumulated
Fund                October 31, 2007   October 31, 2008   October 31, 2009   October 31, 2010   October 31, 2011    Capital Losses
------------------  ----------------   ----------------   ----------------   ----------------   ----------------   ----------------
Growth
Janus Fund(1)       $             --   $    (27,832,088)  $ (3,409,665,900)  $ (2,692,706,418)  $   (569,521,625)  $ (6,699,726,031)
Janus
Enterprise
Fund(1)                  (2,880,396)      (220,932,903)    (2,924,501,200)    (1,180,687,781)       (35,756,979)    (4,364,759,259)
Janus Mercury
Fund                              --                 --     (3,254,153,236)    (2,677,021,633)      (222,598,721)    (6,153,773,590)
Janus Olympus
Fund(1)                           --         (3,298,969)    (1,147,259,588)      (533,548,088)                --     (1,684,106,645)
Janus Orion Fund                  --                 --       (480,697,899)       (67,772,191)                --       (548,470,090)
Janus Triton
Fund                              --                 --                 --                 --                 --                 --
Janus Twenty
Fund                              --                 --     (2,514,552,821)      (117,584,500)      (643,606,306)    (3,275,743,627)
Janus Venture
Fund(1)                           --                 --        (50,323,147)       (12,580,788)                --        (62,903,935)
Specialty Growth
Janus Global
Life Sciences Fund                --       (109,162,517)      (451,314,670)      (251,753,591)      (103,237,607)      (915,468,385)
Janus Global
Technology Fund                   --         (6,230,420)    (1,827,246,526)      (857,178,929)       (83,082,507)    (2,773,738,382)


(1) Capital loss carryovers subject to annual limitations.


                      94 Janus Growth Funds April 30, 2006

During the fiscal year ended October 31, 2005, the following capital loss carryovers were utilized by the Funds as indicated in the table below.

                                    Capital Carryover Loss
Fund                                       Utilized
-------------------------------     ----------------------
Growth
Janus Fund                          $        2,439,165,545
Janus Enterprise Fund                          178,030,460
Janus Mercury Fund                             337,995,565
Janus Olympus Fund                             299,430,515
Janus Orion Fund                                65,588,058
Janus Twenty Fund                            1,463,811,386
Janus Venture Fund                              52,004,445
Specialty Growth
Janus Global Life Sciences Fund                170,843,244
Janus Global Technology Fund                    97,986,731


5. CAPITAL SHARE TRANSACTIONS

For the six-month
period ended
April 30, 2006
(unaudited) and
the fiscal                                                Janus                       Janus                        Janus
year ended                      Janus                    Enterprise                   Mercury                     Olympus
October 31, 2005                Fund                       Fund                        Fund                        Fund
(all numbers          ------------------------    ------------------------    ------------------------    ------------------------
in thousands)            2006          2005          2006          2005          2006          2005          2006          2005
-------------------   ----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------
Transactions in
Fund Shares
Shares sold               31,817        15,753         3,442         6,111         8,253        33,707         4,050         3,301
Reinvested
distributions                300            --            --            --           513           289            19            --
Shares repurchased       (57,269)     (145,132)       (4,880)      (12,764)      (42,266)      (60,613)       (6,007)      (20,158)
                      ----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------
Net Increase/
(Decrease) in
Capital Share
Transactions             (25,152)     (129,379)       (1,438)       (6,653)      (33,500)      (26,617)       (1,938)      (16,857)
Shares Outstanding,
Beginning of Period      455,877       585,256        43,147        49,800       202,882       229,499        72,891        89,748
                      ----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------
Shares Outstanding,
End of Period            430,725       455,877        41,709        43,147       169,382       202,882        70,953        72,891


For the six-month
period ended
April 30, 2006
(unaudited) and
the fiscal
year or                       Janus                       Janus                         Janus                     Janus
period ended                  Orion                       Triton                       Twenty                    Venture
October 31, 2005               Fund                        Fund                         Fund                       Fund
(all numbers in       ------------------------    ------------------------    ------------------------    ------------------------
thousands)               2006          2005          2006         2005(1)        2006          2005          2006          2005
-------------------   ----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------
Transactions in
Fund Shares
Shares sold               35,447        22,671         9,686         4,486         4,666        12,470           273           653
Reinvested
distributions                712            --            18            --           399            59         1,108            --
Shares repurchased       (10,726)      (18,685)       (1,126)       (1,015)      (15,907)      (38,601)       (1,795)       (3,628)
                      ----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------
Net Increase/
(Decrease) in
Capital Share
Transactions              25,433         3,986         8,578         3,471       (10,842)      (26,072)         (414)       (2,975)
Shares Outstanding,
Beginning of Period       88,687        84,701         3,471            --       201,813       227,885        22,760        25,735
                      ----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------
Shares Outstanding,
End of Period            114,120        88,687        12,049         3,471       190,971       201,813        22,346        22,760


                                                                  Janus                       Janus
For the six-month period ended                             Global Life Sciences         Global Technology
April 30, 2006 (unaudited) and the                                Fund                        Fund
fiscal year ended October 31, 2005                        ----------------------      ----------------------
(all numbers in thousands)                                  2006          2005          2006          2005
-----------------------------------------------------     --------      --------      --------      --------
Transactions in Fund Shares
Shares sold                                                  2,030         2,837         3,293         4,449
Reinvested distributions                                        --            --            59            --
Shares repurchased                                          (6,395)      (17,065)      (11,332)      (42,493)
                                                            -------      --------      --------      --------
Net Increase/(Decrease) in Capital Share Transactions       (4,365)      (14,228)       (7,980)      (38,044)
Shares Outstanding, Beginning of Period                     59,368        73,596        91,292       129,336
                                                            -------      --------      --------      --------
Shares Outstanding, End of Period                           55,003        59,368        83,312        91,292


(1) Period from February 25, 2005 (inception date) through October 31, 2005.


                      Janus Growth Funds April 30, 2006 95

6. PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class; (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds; (iii) claims on behalf of participants in the Janus 401(k) plan; (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI; and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940. The complaint in the 401(k) plan class action (action (iii) described above) was voluntarily dismissed, but was refiled using a new named plaintiff and asserting claims similar to the initial complaint. As a result of the above events, JCGI, Janus Capital, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI are the remaining defendants in one or more of the actions.

The Attorney General's Office for the State of West Virginia filed a separate market timing related civil action against Janus Capital and several other non-affiliated mutual fund companies, claiming violations under the West Virginia Consumer Credit and Protection Act. The civil action requests certain monetary penalties, among other relief. This action has been removed to federal court and transferred to the Multidistrict Litigation case in the U.S. District Court of Baltimore, Maryland described above. In addition, the Auditor of the State of West Virginia, in his capacity as securities commissioner, has issued an order indicating an intent to initiate administrative proceedings against most of the defendants in the market timing cases (including Janus Capital) and seeking disgorgement and other monetary relief based on similar market timing allegations.

In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds. The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the Investment Company Act of 1940. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages.

In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings. The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003, however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.


                      96 Janus Growth Funds April 30, 2006

Additional Information (unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-3713 (toll free); (ii) on the Funds' website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding each Fund's proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com and from the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds' Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-3713 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

AMENDMENTS TO ADVISORY AGREEMENTS TO CONFORM TO PREVAILING INDUSTRY PRACTICE

On September 20, 2005, the Board of Trustees, including all of the Independent Trustees, voted unanimously to approve an amended Investment Advisory Agreement ("Amended Agreement") for each Fund and authorized the submission of each Amended Agreement to the Fund's shareholders for approval. Shareholders approved the Amended Agreement for their Fund at a special meeting of Shareholders held on December 29, 2005 for Janus Fund, Janus Orion Fund, Janus Triton Fund, Janus Twenty Fund, and Janus Venture Fund; and on January 9, 2006 for Janus Enterprise Fund, Janus Mercury Fund, Janus Olympus Fund, Janus Global Life Sciences Fund, and Janus Global Technology Fund.

In approving the proposed Amended Agreements, the Trustees considered the recommendations of an independent compliance consultant engaged by Janus Capital regarding the form of each of those agreements and concluded that the proposed changes were consistent with industry practice and would reflect an appropriate delegation of authority to Janus Capital clarifying its investment discretion over the Funds it manages.

In connection with their most recent consideration of the investment advisory agreements for all of the Funds, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers for subadvised Funds in response to requests of the Independent Trustees and their counsel. They also received and reviewed a considerable amount of information and analysis provided to the Trustees by an independent fee consultant. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met on two separate occasions with Janus Capital management to consider the agreements, and at each of those meetings they also met separately in executive session with their counsel.

Based on their evaluation of the information provided by Janus Capital, subadvisers, the independent fee consultant, Lipper Inc. ("Lipper"), and other information, the Trustees determined that the overall arrangements between the Funds and Janus Capital were fair and reasonable in light of the nature and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. In considering the agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees' determination to approve the agreements are discussed separately below.

NATURE, EXTENT, AND QUALITY OF SERVICES

The Trustees reviewed the nature, extent, and quality of the services of Janus Capital and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, especially those who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds' administrator, monitoring adherence to the Funds' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations. The Trustees also reviewed the enhanced compliance program of Janus Capital and the actions taken by Janus Capital in response to various legal and regulatory proceedings since the fall of 2003.


                      Janus Growth Funds April 30, 2006 97

The Trustees concluded that the nature, extent, and quality of the services provided by Janus Capital and, if applicable, the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory agreements, that the quality of those services had been consistent with or superior to quality norms in the industry, and that the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract and retain well-qualified personnel.

PERFORMANCE OF THE FUNDS

The Trustees considered the short-term and longer term performance of each Fund. They reviewed information comparing each Fund's performance with the performance of comparable funds and peer groups identified by Lipper and with the Fund's benchmark index. They concluded that the performance of most Funds was good to very good. Although the performance of some Funds lagged that of their peers for certain periods, they also concluded that Janus Capital had taken appropriate steps to address the under-performance and that the more recent performance of most of those Funds had been improving.

COSTS OF SERVICES PROVIDED

The Trustees examined information on the fees and expenses of each Fund in comparison to information for other comparable funds as provided by Lipper. They noted that the rate of management (investment advisory and administrative) fees for each Fund, after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital in determining compensation payable to portfolio managers, the very competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed Janus Capital's management fees for its separate account clients and for its subadvised funds (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fees for Funds having a similar strategy, the Trustees noted that Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds' other service providers, trustee support, regulatory compliance, and numerous other services. Moreover, they noted that the spread between the average fees charged to the Funds and the fees that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fees of other advisers, based on publicly available data and research conducted by their independent fee consultant.

The Trustees also considered the profitability to Janus Capital and its affiliates of their relationships with each Fund and found Janus Capital's profitability not to be unreasonable.

Finally, the Trustees considered the financial condition of Janus Capital, which they found to be sound.

The Trustees concluded that the management fees and any other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital or a Fund to the subadvisers of subadvised Funds, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital charges to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital, the investment performance of the Fund, and the expense limitations agreed to by Janus Capital.

ECONOMIES OF SCALE

The Trustees received and considered information about the potential of Janus Capital to experience economies of scale as the assets of the Funds increase. They noted that, although each Fund (except four Funds that have breakpoints) pays an advisory fee at a fixed rate as a percentage of net assets, without any breakpoints, the management fee paid by each Fund, after any applicable contractual expense limitations, was below the mean management fee rate of the Fund's peer group selected by Lipper. The Trustees also took note that, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, the Funds have benefited from having advisory fee rates that have remained constant rather than fees with breakpoints and higher fee rates at lower asset levels in which the effective fee rate might have increased as assets declined. The Trustees considered certain Amended Agreements that included a change to the advisory fee to reflect a performance-based structure under which the rate of fee would increase or decrease from the current fixed rate if the Fund outperforms or underperforms its benchmark index over a trailing period. Such a fee structure is likely to increase or decrease Janus Capital's economies of scale, depending on whether the effective rate of the fee is increased or decreased. The Trustees also noted that the Funds share directly in economies of scale through lower charges of third party


                      98 Janus Growth Funds April 30, 2006
service providers based on the combined scale of all of the Funds. Based on all of the information they reviewed, the Trustees concluded that the fee structure in each of the advisory agreements was reasonable and that the current rates of fees reflect a sharing between Janus Capital and the Fund of economies of scale at the current asset level of the Fund.

OTHER BENEFITS TO THE ADVISER

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationship with the Funds. They recognized that affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively. The Trustees also considered Janus Capital's use of commissions paid by most Funds on their portfolio brokerage transactions to obtain proprietary research products and services benefiting the Funds and/or other clients of Janus Capital, as well as Janus Capital's agreement not to use any Fund's portfolio brokerage transactions to obtain third party research through brokers. The Trustees concluded that Janus Capital's use of "soft" commission dollars to obtain proprietary research products and services was consistent with regulatory requirements and was likely to benefit the Funds. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital's receipt of those products and services, as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of each Fund could attract other business to Janus Capital or its other Funds and that the success of Janus Capital could enhance Janus Capital's ability to serve the Funds.

After full consideration of the above factors as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the current Investment Advisory Agreement for each Fund was in the best interest of the Fund and its shareholders. In approving the Amended Agreements, the Independent Trustees also concluded that the Amended Agreement, as proposed, was in the best interest of the Fund and its shareholders.

PERFORMANCE-BASED INVESTMENT ADVISORY FEE PROPOSAL -- FOR JANUS MERCURY FUND

On September 20, 2005 and October 19, 2005, the Board of Trustees, including all of the Independent Trustees, voted unanimously to approve an Amended Investment Advisory Agreement for the Fund ("Proposed Agreement") and authorized the submission of the Proposed Agreement to the Fund's shareholders for approval. The Proposed Agreement changed the advisory fee paid by the Fund from a fixed rate to a rate that adjusts upward or downward based upon the Fund's performance relative to a selected benchmark index. Shareholders of the Fund approved the Proposed Agreement at a special meeting of Shareholders held on January 9, 2006.

For more than a year the Independent Trustees and their independent fee consultant, in consultation with independent legal counsel to the Independent Trustees, have explored the possibility of modifying the fee structure for certain funds to provide for a performance-based adjustment to the current investment advisory fee rate that would increase or decrease the fee based on whether the Fund's total return performance exceeds or lags a stated relevant benchmark index.

The Independent Trustees also worked with Janus Capital to develop a performance structure that was acceptable to Janus Capital. In doing so, the Independent Trustees were seeking to provide a closer alignment of the interests of Janus Capital with those of the Funds and their shareholders. They believe that the fee structure proposed for each Fund will achieve that objective. Included as part of their analysis of the overall performance fee structure, the Trustees, in consultation with their independent fee consultant, considered the appropriate performance range for achieving the maximum and minimum advisory fee that would result in the Performance Adjustment of up to 0.15% (positive or negative) of a Fund's average daily net assets during the applicable performance measurement period. The Trustees reviewed information provided by Janus Capital and prepared by their independent fee consultant with respect to an appropriate deviation of excess/under returns relative to a Fund's benchmark index, taking into consideration expected tracking error of the Fund, expected returns and potential risks and economics involved both for Janus Capital and the Fund's shareholders. The Trustees also reviewed the structure of performance fees applied by other mutual fund complexes. Based on this information, the Trustees determined that a performance range that approximates one standard deviation of excess/under returns relative to a Fund's benchmark index was appropriate for calculating the maximum range (positive or negative) of the Performance Adjustment.

As described above, the Performance Adjustment that will be added to or subtracted from the "Base Fee" (as defined in the Proposed Agreement) as a result of a Fund's performance relative to its benchmark index is a variable up to 0.15% of average net assets during the performance measurement period. Importantly, the performance is computed after deducting the Fund's operating expenses (including advisory fees), which means that in order to receive any upward adjustment from the Base Fee, Janus Capital must deliver a


                      Janus Growth Funds April 30, 2006 99
total return after expenses that exceeds the return of the benchmark index, which does not incur any expenses.

The Trustees determined that the benchmark index specified in each of the Proposed Agreements for purposes of computing the performance fee adjustments is appropriate for the respective Fund based on a number of factors, including the fact that the index is broad-based and is composed of securities of the types in which the Fund may invest. The Trustees believe that divergence between the Fund's performance and performance of the index can be attributed, in part, to the ability of the portfolio manager in making investment decisions within the parameters of the Fund's investment objective and investment policies and restrictions.

The Trustees determined that the class of shares of each Fund selected for purposes of calculating the Performance Adjustment as applied to the Fund is the most appropriate class for use in calculating such Fund's Performance Adjustment. In making that determination, the Trustees considered the fee structure and expenses paid by each class of shares, any fees paid to or retained by Janus Capital or its affiliates, as well as the distribution channel for each class of shares.

The time periods to be used in determining any Performance Adjustment were also judged to be of appropriate length to ensure proper correlation and to prevent fee adjustments from being based upon random or insignificant differences between the performance of the Fund and of the index. In that regard, the Trustees concluded that it would be appropriate for there to be no adjustment from the Base Fee for the first 12 months after the effective date of each Proposed Agreement before implementation of any Performance Adjustment, and that, once implemented, the Performance Adjustment should reflect only the Fund's performance subsequent to that effective date. Moreover, the Trustees believed that, upon reaching the thirty-sixth month after the effective date, the performance measurement period would be fully implemented, and that the Performance Adjustment should thereafter be based upon a thirty-six month rolling performance measurement period.

In addition to considering the performance fee structure reflected in each Proposed Agreement, in approving each of those agreements, the Trustees followed the process and considered the factors and reached the conclusions described above under "Amendments to Advisory Agreements to Conform to Prevailing Industry Practice."


                      100 Janus Growth Funds April 30, 2006

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are also quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends, distributions and capital gains, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

2. SCHEDULES OF INVESTMENTS

Following the performance overview section is each Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

Funds that invest in foreign securities also provide a summary of investments by country. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows each Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows each Fund's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2C. OPTIONS

A table listing options contracts follows each Fund's Schedule of Investments (if applicable). Option contracts are contracts that obligate a Fund to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds' assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds' liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Funds' net assets. Because Funds must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.


                      Janus Growth Funds April 30, 2006 101

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period. The NAV is calculated by dividing the Funds' net assets (assets minus liabilities) by the number of shares outstanding.

4. STATEMENT OF OPERATIONS

This statement details the Funds' income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses and expense offsets incurred by the Funds, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Funds. Funds realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Funds' net assets during the reporting period. Changes in the Funds' net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds' net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Funds' investment performance. The Funds' net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Fund's net assets will not be affected. If you compare each Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on each Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Funds through purchases or withdraw via redemptions. The "Redemption Fees" refers to the fee paid to the Funds for shares held for three months or less by a shareholder. The Funds' net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Funds' NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that were used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in management fees, the average shareholder account size and the extent of foreign investments, which entail greater transaction costs.

The Funds' expenses may be reduced through expense reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offsets (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the asset size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.


                      102 Janus Growth Funds April 30, 2006

                      [This page intentionally left blank.]


                      Janus Growth Funds April 30, 2006 103

Shareholder Meeting (unaudited)

A Special Meeting of Shareholders of the Funds was held on November 22, 2005 and adjourned and reconvened to December 29, 2005 and January 9, 2006. At the meetings, the following matters were voted on and approved by the Shareholders. Each vote reported represents one dollar of net asset value held on the record date of the meeting. The results of the Special Meeting of Shareholders are noted below.

PROPOSAL 1

Elect nine Trustees, including eight "independent" candidates.


                                           Number of Votes
               Record      ----------------------------------------------
Trustees     Date Votes      Affirmative      Withheld          Total
---------  --------------  --------------  --------------  --------------
Jerome
S. Contro  72,431,132,779  28,415,846,253     806,823,785  29,222,670,038
William
F.
McCalpin   72,431,132,779  28,431,830,093     790,839,945  29,222,670,038
John W.
McCarter,
Jr.        72,431,132,779  28,410,815,406     811,854,632  29,222,670,038
Dennis
B. Mullen  72,431,132,779  28,408,140,530     814,529,508  29,222,670,038
James T.
Rothe      72,431,132,779  28,421,678,938     800,991,100  29,222,670,038
William
D.
Stewart    72,431,132,779  28,426,971,191     795,698,847  29,222,670,038
Martin
H.
Waldinger  72,431,132,779  28,400,077,651     822,592,387  29,222,670,038
Linda S.
Wolf       72,431,132,779  28,406,316,741     816,353,297  29,222,670,038
Thomas
H. Bailey  72,431,132,779  28,395,482,070     827,141,468  29,222,623,538

                            Percentage of
                        Total Outstanding Votes                             Percentage of Voted
           ------------------------------------------------   ------------------------------------------------
Trustees    Affirmative        Withheld          Total         Affirmative        Withheld          Total
---------  --------------   --------------   --------------   --------------   --------------   --------------
Jerome
S. Contro           39.23%            1.12%           40.35%           97.24%            2.76%          100.00%
William
F.
McCalpin            39.26%            1.09%           40.35%           97.29%            2.71%          100.00%
John W.
McCarter,
Jr.                 39.23%            1.12%           40.35%           97.22%            2.78%          100.00%
Dennis
B. Mullen           39.22%            1.13%           40.35%           97.21%            2.79%          100.00%
James T.
Rothe               39.24%            1.11%           40.35%           97.26%            2.74%          100.00%
William
D.
Stewart             39.25%            1.10%           40.35%           97.28%            2.72%          100.00%
Martin
H.
Waldinger           39.21%            1.14%           40.35%           97.18%            2.82%          100.00%
Linda S.
Wolf                39.22%            1.13%           40.35%           97.21%            2.79%          100.00%
Thomas
H. Bailey           39.21%            1.14%           40.35%           97.17%            2.83%          100.00%

PROPOSAL 3a

To approve certain amendments to the Fund's investment advisory agreement with Janus Capital to conform to prevailing industry practice.

                                                          Number of Votes
                                  --------------------------------------------------------------
                      Record                                                       Broker Non-
Fund                Date Votes     Affirmative       Against          Abstain         Votes
----------------  --------------  --------------  --------------  --------------  --------------
GROWTH
Janus Fund        11,815,883,814   5,141,704,247     298,128,737     253,100,803   1,597,577,073
Janus
Enterprise
Fund               1,768,581,761     655,989,507      39,765,195      30,146,258     223,066,755
Janus
Mercury
Fund               4,543,442,548   1,750,195,166     110,854,182      93,469,589     480,923,905
Janus
Olympus
Fund               2,299,460,931     871,255,022      60,570,362      45,247,870     271,664,004
Janus Orion
Fund                 671,127,831     291,456,936      21,189,706      14,196,184      65,470,079
Janus
Triton Fund           34,409,032      18,943,291       1,137,454         571,245       2,189,775
Janus
Twenty
Fund               9,824,414,895   4,511,070,075     270,345,145     161,625,541   1,308,505,546
Janus
Venture
Fund               1,406,700,835     631,791,354      51,270,013      35,124,403     150,422,355
SPECIALTY GROWTH
Janus
Global Life
Sciences
Fund               1,213,179,543     502,255,257      36,813,843      25,335,504     142,457,413
Janus
Global
Technology
Fund               1,059,507,132     426,902,165      31,772,093      22,473,123      99,490,344


                                Percentage of Total Outstanding Votes
                  -----------------------------------------------------------------
                                                                        Broker
Fund               Affirmative         Against         Abstain         Non-Votes
----------------  --------------   --------------   --------------   --------------
GROWTH
Janus Fund                 43.52%            2.52%            2.14%           13.52%
Janus
Enterprise
Fund                       37.09%            2.25%            1.71%           12.61%
Janus
Mercury
Fund                       38.52%            2.44%            2.06%           10.59%
Janus
Olympus
Fund                       37.89%            2.63%            1.97%           11.81%
Janus Orion
Fund                       43.43%            3.16%            2.11%            9.76%
Janus
Triton Fund                55.05%            3.31%            1.66%            6.36%
Janus
Twenty
Fund                       45.92%            2.75%            1.65%           13.32%
Janus
Venture
Fund                       44.91%            3.65%            2.50%           10.69%
SPECIALTY GROWTH
Janus
Global Life
Sciences
Fund                       41.40%            3.03%            2.09%           11.74%
Janus
Global
Technology
Fund                       40.29%            3.00%            2.12%            9.39%

                                        Percentage of Voted
                  -----------------------------------------------------------------
                                                                         Broker
Fund               Affirmative        Against          Abstain          Non-Votes
----------------  --------------   --------------   --------------   --------------
GROWTH
Janus Fund                 70.53%            4.09%            3.47%           21.91%
Janus
Enterprise
Fund                       69.13%            4.19%            3.18%           23.50%
Janus
Mercury
Fund                       71.86%            4.55%            3.84%           19.75%
Janus
Olympus
Fund                       69.77%            4.85%            3.62%           21.76%
Janus Orion
Fund                       74.29%            5.40%            3.62%           16.69%
Janus
Triton Fund                82.93%            4.98%            2.50%            9.59%
Janus
Twenty
Fund                       72.16%            4.33%            2.58%           20.93%
Janus
Venture
Fund                       72.74%            5.90%            4.04%           17.32%
SPECIALTY GROWTH
Janus
Global Life
Sciences
Fund                       71.06%            5.21%            3.58%           20.15%
Janus
Global
Technology
Fund                       73.52%            5.47%            3.87%           17.14%

PROPOSAL 3b

To approve an amended investment advisory agreement between the Fund and Janus Capital to change the investment advisory fee rate from a fixed rate to a rate that adjusts upward or downward based upon the Fund's performance relative to its benchmark index.

                                       Number of Votes
          -------------------------------------------------------------------------
             Record                                                      Broker
Fund       Date Votes     Affirmative      Against        Abstain       Non-Votes
--------  -------------  -------------  -------------  -------------  -------------
GROWTH
Janus
Mercury
Fund      4,543,442,548  1,660,646,635    207,789,473     86,082,829    480,923,905

                       Percentage of Total Outstanding Votes                               Percentage of Voted
          -----------------------------------------------------------  -----------------------------------------------------------
                                                           Broker                                                       Broker
Fund       Affirmative      Against         Abstain       Non-Votes     Affirmative      Against        Abstain        Non-Votes
--------  -------------  -------------   -------------  -------------  -------------  -------------   -------------  -------------
GROWTH
Janus
Mercury
Fund              36.55%          4.57%           1.90%         10.59%         68.19%          8.53%           3.53%         19.75%

                     104 Janus Growth Funds April 30, 2006

                      Janus Growth Funds April 30, 2006 105

JANUS PROVIDES ACCESS TO A WIDE RANGE OF INVESTMENT DISCIPLINES.

ASSET ALLOCATION

Janus asset allocation funds invest in several underlying mutual funds, rather than individual securities, in an attempt to offer investors an instantly diversified portfolio. Janus Smart Portfolios are unique in their combination of funds that leverage the fundamental research approach of Janus with funds supported by the risk-managed, mathematical investment process of INTECH (a Janus subsidiary).

GROWTH

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

CORE

Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

RISK-MANAGED

Our risk-managed fund seeks to outperform its index while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), this fund uses a mathematical process in an attempt to build a more "efficient" portfolio than the index.

VALUE

Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

INTERNATIONAL & GLOBAL

Janus international and global funds seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

BOND & MONEY MARKET

Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek maximum current income consistent with stability of capital.

For more information about our funds, go to www.janus.com.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from www.janus.com. Read it carefully before you invest or send money.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

(JANUS LOGO)

151 Detroit Street

Denver, CO 80206

1-800-525-3713

Funds distributed by Janus Distributors LLC (6/06)

C-0606-22  111-24-103 06-06